UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

FIRST BANKSHARES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock, par value $3.20 per share

(2)	Aggregate number of securities to which transaction applies: 5,503,221 shares of First Bankshares, Inc. common stock, consisting of (i) 569,075 outstanding shares of First Bankshares, Inc. common stock with respect to which a cash election may be made (the “Cash Election Shares”) and (ii) 4,934,146 shares of First Bankshares, Inc. common stock to be issued to shareholders of Xenith Corporation (the “Newly Issued Shares”).

The number of Cash Election Shares represents one-quarter of the 2,276,298 total shares of First Bankshares, Inc. common stock outstanding on the date hereof. The number of Newly Issued Shares is based on an estimated Exchange Ratio of 0.9127, as such term is defined in the agreement of merger, dated May 12, 2009, by and between First Bankshares, Inc. and Xenith Corporation, and, in each case as of the date hereof, (y) 4,758,100 outstanding shares of Xenith Corporation common stock and (z) outstanding options and warrants to purchase 648,000 shares of Xenith Corporation common stock.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The following calculation of the underlying value of the transaction is made solely for the purpose of determining the filing fee. As calculated pursuant to Exchange Act Rule 0-11, the underlying value of the transaction is $37,768,584.39, which amount is the sum of (i) the product of the number of Cash Election Shares and the cash election price of $9.23 and (ii) the product of the number of Newly Issued Shares and $6.59, which amount represents the average of the high and low prices for a share of First Bankshares, Inc. common stock on June 26, 2009, as reported by the NASDAQ Stock Market.

(4)	Proposed maximum aggregate value of transaction: $37,768,584.39

(5)	Total fee paid: $2,108

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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PRELIMINARY—SUBJECT TO COMPLETION

First Bankshares, Inc.

PROPOSED MERGER—YOUR VOTE IS VERY IMPORTANT

The boards of directors of First Bankshares, Inc. and Xenith Corporation are pleased to deliver this joint proxy statement for the combination of our two companies through a merger of Xenith Corporation with and into First Bankshares. Under the terms of the agreement of merger and the related plan of merger, both as amended, First Bankshares shareholders may elect to retain some or all of their shares in the combined company or to receive $9.23 in cash per share, subject to proration in the event the aggregate cash elections exceed 25% of the shares of First Bankshares common stock outstanding immediately prior to the effective time of the merger, as described in this joint proxy statement. It is estimated that Xenith Corporation shareholders will receive approximately 0.9068 shares in the combined company for each share of Xenith Corporation common stock they own, with the exact exchange ratio determined immediately prior to the effective time based on the book value per share of Xenith Corporation common stock at such time divided by $9.23, as described in this joint proxy statement. We believe that the combined company, which will operate under the name Xenith Bankshares, Inc., will have a strong capital base, which will permit it to expand its business within Hampton Roads, Virginia and beyond to Richmond, Virginia and Northern Virginia, and to increase its opportunities for sound and profitable growth. The initial board of directors of Xenith Bankshares will consist of the existing directors of Xenith Corporation and three additional directors designated by First Bankshares.

The boards of directors of First Bankshares and Xenith Corporation unanimously (1) determined that the agreement of merger and the related plan of merger and the transactions contemplated thereby are fair to and in the best interests of their respective shareholders, (2) approved and adopted the agreement of merger and the related plan of merger and the transactions contemplated thereby and (3) recommend that their respective shareholders vote FOR the proposal to approve the agreement of merger and the related plan of merger and the transactions contemplated thereby, referred to herein as the merger proposal. In addition, the board of directors of First Bankshares unanimously approved and recommends that its shareholders vote FOR the various proposals to amend its articles of incorporation and to elect directors of First Bankshares and other matters described herein.

First Bankshares common stock is listed on the NASDAQ Capital Market under the symbol SUFB. Xenith Corporation is a privately-held company, and its common stock is not publicly traded. We anticipate that after the merger Xenith Bankshares common stock will be listed on the NASDAQ Capital Market under the symbol XBKS.

This joint proxy statement provides detailed information about the merger, the annual meeting of First Bankshares shareholders and the special meeting of Xenith Corporation shareholders. It also provides information about the First Bankshares common stock to be issued to Xenith Corporation shareholders in the event the merger is approved.

Please carefully review and consider the information contained in this joint proxy statement, including the discussion under the heading “RISK FACTORS” beginning on page 17, before voting your shares.

Your vote is very important! As described in this joint proxy statement, we cannot complete the merger unless we obtain the necessary government approvals and unless the holders of at least a majority of the outstanding shares of common stock of both First Bankshares and Xenith Corporation approve the merger proposal. The failure to vote, or abstention from voting, by any shareholder of First Bankshares or Xenith Corporation with regard to the merger proposal, or by any shareholder of First Bankshares with regard to the proposals to amend the First Bankshares articles of incorporation, will have the same effect as a vote against the proposals.

It is important that your shares are represented at your shareholder meeting, whether or not you plan to attend the meeting. Accordingly, please complete, date, sign, and return promptly your proxy card in the enclosed envelope. You may attend the meeting and vote your shares in person if you wish, even if you have previously returned your proxy.

We thank you for your consideration and continued support!

Darrell G. Swanigan	T. Gaylon Layfield, III

President and Chief Executive Officer FIRST BANKSHARES, INC.	President and Chief Executive Officer XENITH CORPORATION

Neither the Securities and Exchange Commission, referred to herein as the SEC, nor any state securities commission has approved or disapproved the securities to be issued in the merger or determined if this joint proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

The securities to be issued in the merger are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation or any other federal or state governmental agency.

This joint proxy statement is dated [            ], 2009. It is first being mailed to shareholders of First Bankshares and Xenith Corporation on or about [            ], 2009.

First Bankshares, Inc.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER [    ], 2009

To the Shareholders of First Bankshares, Inc.:

The annual meeting of shareholders of First Bankshares, Inc. will be held at its North Suffolk office, 3535 Bridge Road, Suffolk, Virginia, on September [    ], 2009 at [    :         .m.], Eastern Time, for the following purposes:

1. To approve the agreement of merger, dated as of May 12, 2009, and amended as of August 14, 2009, between First Bankshares, Inc. and Xenith Corporation, the related plan of merger, and the transactions contemplated thereby, as the same may be amended from time to time (the “merger proposal”) (see Proposal I);

2. To approve an amendment to the First Bankshares articles of incorporation to change the name of First Bankshares, Inc. to Xenith Bankshares, Inc. effective at the effective time of the merger (see Proposal II);

3. To approve an amendment to the First Bankshares articles of incorporation to increase the number of authorized shares of First Bankshares common stock from 10 million to 100 million effective at the effective time of the merger (see Proposal III);

4. To approve an amendment to the First Bankshares articles of incorporation to authorize the issuance of up to 25 million shares of preferred stock effective at the effective time of the merger (see Proposal IV);

5. To approve an amendment to the First Bankshares articles of incorporation to amend certain shareholder voting requirements effective at the effective time of the merger (see Proposal V);

6. To approve an amendment to the First Bankshares articles of incorporation to establish cause as the sole standard for removing directors effective at the effective time of the merger (see Proposal VI);

7. To approve an amendment to the First Bankshares articles of incorporation to amend the procedures for persons other than directors and officers seeking indemnification from First Bankshares effective at the effective time of the merger (see Proposal VII);

8. To elect as directors the nine nominees to the First Bankshares board of directors named in the joint proxy statement, for terms expiring at the 2010 annual meeting or until their successors are duly elected and qualified or until such directors resign as provided in the merger proposal (see Proposal VIII);

9. To approve any motion to adjourn or postpone the annual meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes at the time of the annual meeting to achieve a quorum or to approve any of the proposals above (see Proposal IX); and

10. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Under Virginia law, you will not have the right to assert appraisal rights with respect to the merger.

The accompanying joint proxy statement further describes the matters to be considered at the annual meeting. Copies of the agreement of merger and the related plan of merger, both as amended, (including the proposed amended and restated articles of incorporation of Xenith Bankshares, Inc.) have been included as Annex A and Annex B, respectively, to the accompanying joint proxy statement.

The First Bankshares board of directors has set August 17, 2009 as the record date for the annual meeting. Only holders of record of shares of First Bankshares common stock at the close of business on August 17, 2009 will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

You are cordially invited to attend the annual meeting. To ensure your representation at the First Bankshares annual meeting, please complete and return the enclosed proxy card in the envelope marked “PROXY CARD ENCLOSED.” Please vote promptly whether or not you expect to attend the annual meeting. Submitting a proxy now will not prevent you from being able to vote at the annual meeting by attending in person and casting a vote.

The First Bankshares board of directors unanimously recommends that you vote FOR each of the annual meeting proposals, all of which are described in detail in the accompanying joint proxy statement.

By Order of the Board of Directors,

Darrell G. Swanigan
President and Chief Executive Officer

[            ], 2009

PLEASE VOTE YOUR SHARES PROMPTLY. YOU CAN FIND INSTRUCTIONS FOR VOTING ON THE ENCLOSED PROXY CARD. IF YOU HAVE QUESTIONS ABOUT THE PROPOSALS OR ABOUT VOTING YOUR SHARES, PLEASE CONTACT REGAN & ASSOCIATES, INC. AT (800) 737-3426 (TOLL FREE) OR VIA EMAIL AT INFO@REGANPROXY.COM.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER [    ], 2009

To the Shareholders of Xenith Corporation:

A special meeting of shareholders of Xenith Corporation will be held at The Commonwealth Club, 401 West Franklin Street, Richmond, Virginia, on September [    ], 2009 at [    :         .m.], Eastern Time, for the following purposes:

1. To approve the agreement of merger, dated as of May 12, 2009, and amended as of August 14, 2009, between First Bankshares, Inc. and Xenith Corporation, the related plan of merger, and the transactions contemplated thereby, as the same may be amended from time to time (the “merger proposal”) (see Proposal I);

2. To approve any motion to adjourn or postpone the special meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to achieve a quorum or to approve the merger proposal (see Proposal IX); and

3. To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Under Virginia law, Xenith Corporation shareholders have the right to assert appraisal rights with respect to the merger and demand in writing that Xenith Corporation pay the fair value of your shares of Xenith Corporation common stock. In order to exercise and perfect appraisal rights, generally you must:

•	not vote any Xenith Corporation shares owned by you in favor of the merger proposal;

•	deliver written notice of your intent to demand payment for your shares to Xenith Corporation before the vote is taken on the merger proposal at the special meeting;

•	complete, sign and return the form to be sent to you pursuant to Section 13.1-734 of the Virginia Stock Corporation Act; and

•	if you hold certificated shares, deposit your Xenith Corporation common stock certificates in accordance with the instructions in such form.

A copy of the applicable Virginia statutory provisions is included in the joint proxy statement as Annex D, and a more detailed description of the procedures to demand and perfect appraisal rights is included in the section entitled “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Dissenting Xenith Corporation Shareholders.”

The accompanying joint proxy statement further describes the matters to be considered at the special meeting. Copies of the agreement of merger and the related plan of merger, both as amended, have been included as Annex A and Annex B, respectively, to the accompanying joint proxy statement.

The Xenith Corporation board of directors has set August 19, 2009 as the record date for the special meeting. Only holders of record of shares of Xenith Corporation common stock at the close of business on August 19, 2009 will be entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof.

You are cordially invited to attend the special meeting. To ensure your representation at the Xenith Corporation special meeting, please complete and return the enclosed proxy card. Please vote promptly whether or not you expect to attend the special meeting. Submitting a proxy now will not prevent you from being able to vote at the special meeting by attending in person and casting a vote.

The Xenith Corporation board of directors unanimously recommends that you vote FOR the merger proposal and FOR the proposal to approve any motion to adjourn or postpone the special meeting to a later date or dates if necessary to solicit additional proxies.

By Order of the Board of Directors,

T. Gaylon Layfield, III
President and Chief Executive Officer

[            ], 2009

PLEASE VOTE YOUR SHARES PROMPTLY. YOU CAN FIND INSTRUCTIONS FOR VOTING ON THE ENCLOSED PROXY CARD. IF YOU HAVE QUESTIONS ABOUT THE PROPOSALS OR ABOUT VOTING YOUR SHARES, PLEASE CONTACT W. JEFFERSON O’FLAHERTY, EXECUTIVE VICE PRESIDENT OF XENITH CORPORATION, AT (804) 433-2200.

ABOUT THIS JOINT PROXY STATEMENT

You should read carefully the detailed information set forth in this joint proxy statement, including the “RISK FACTORS” section beginning on page 17, before deciding how to vote your shares. Unless otherwise specified in this joint proxy statement or the context otherwise requires:

•	references to “First Bankshares” are to First Bankshares, Inc.;

•

references to “Xenith Bankshares” are to the corporation surviving the merger, which will be named Xenith Bankshares, Inc. following completion of the merger if Proposal II is approved by First Bankshares shareholders;

•	references to “we,” “our” and “us” prior to completion of the merger are to both First Bankshares and Xenith Corporation;

•	references to “we,” “our” and “us” following the completion of the merger are to Xenith Bankshares, Inc., which will be the name of First Bankshares following the completion of the merger;

•	references to “SuffolkFirst Bank” prior to the completion of the merger are to SuffolkFirst Bank, a wholly-owned subsidiary of First Bankshares;

•

references to “Xenith Bank” following the completion of the merger are to Xenith Bank, which will be the name of SuffolkFirst Bank following the completion of the merger, a wholly-owned subsidiary of Xenith Bankshares;

•

references to the “merger agreement” are to the agreement of merger, dated as of May 12, 2009, and amended as of August 14, 2009, between Xenith Corporation and First Bankshares, and the related plan of merger, copies of which are attached to this joint proxy statement as Annex A and Annex B, respectively; and

•

references to the “merger” are to the proposed merger of Xenith Corporation with and into First Bankshares pursuant to the terms of the merger agreement, as more fully described under “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS” beginning on page 56.

As noted below, the surviving legal entity in the merger will be First Bankshares, which, as noted below, will change its name to Xenith Bankshares in the merger if First Bankshares shareholders approve Proposal II. References in this joint proxy statement to “Xenith Bankshares common stock” are to the common stock of the surviving legal entity in the merger.

You should rely only on the information contained in this joint proxy statement regarding the matters to be considered at the shareholder meetings. Neither First Bankshares nor Xenith Corporation has authorized anyone to provide you with information that is different from what is contained in this joint proxy statement. This joint proxy statement is dated [            ], 2009. You should not assume that the information contained in the joint proxy statement is accurate as of any date other than such date, and neither the mailing of this joint proxy statement to shareholders nor the issuance of Xenith Bankshares common stock in the merger will create any implication to the contrary.

i

ii

iii

SUMMARY TERM SHEET

This summary highlights the material information about the merger in this joint proxy statement. It may not, however, contain all of the information that may be important to you or that you should consider before voting. To fully understand the proposals you are being asked to vote on, including the merger proposal, and for a more complete description of the legal terms of the merger, you should read carefully this entire joint proxy statement, including the annexes to this joint proxy statement.

The Parties

First Bankshares (page 120)

First Bankshares was incorporated in Virginia on March 4, 2008 and is the holding company for SuffolkFirst Bank, a community bank founded in the City of Suffolk, Virginia in 2002. SuffolkFirst Bank offers a broad selection of commercial and retail banking products, including commercial and residential real estate loans and various consumer loans, primarily to small- to medium-sized businesses and consumers in the City of Suffolk and its adjacent cities and counties. The common stock of First Bankshares is traded on the NASDAQ Capital Market under the symbol SUFB.

As of June 30, 2009, First Bankshares reported total assets of $172.0 million, net loans of $111.8 million, deposits of $129.7 million and stockholders’ equity of $15.9 million, and employed 43 individuals.

First Bankshares’ principal offices are located at 3535 Bridge Road, Suffolk, Virginia 23439, and its telephone number is (757) 934-8200.

Xenith Corporation (page 143)

Xenith Corporation is a Virginia corporation formed for the purpose of owning and operating a full service, locally managed commercial bank specifically targeting the financial needs of middle-market corporations, real estate developers and investors, private banking clients and select retail banking clients in the Eastern, Central and Northern Virginia markets.

As of the date of this joint proxy statement, Xenith Corporation has not yet conducted active business operations. As of June 30, 2009, Xenith Corporation reported a net loss of $5.7 million attributable to its organizational expenses since its date of inception (February 19, 2008).

Xenith Corporation’s principal offices are located at One James Center, 901 E. Cary Street, Suite 1700, Richmond, Virginia 23219, and its telephone number is (804) 433-2200.

The Merger (page 56)

Pursuant to the terms of the merger agreement, Xenith Corporation will merge with and into First Bankshares. First Bankshares will be the surviving legal entity in the merger. The First Bankshares articles of incorporation and bylaws will be amended and restated at the effective time of the merger to, among other things, change the name of the surviving legal entity in the merger to Xenith Bankshares, Inc. The amendments to the First Bankshares articles of incorporation are subject to approval of Proposals II through VII by First Bankshares shareholders. In connection with the merger, SuffolkFirst Bank will change its name to Xenith Bank but will continue to operate under the name SuffolkFirst Bank at the three existing branches in Suffolk, Virginia.

The agreement of merger and related plan of merger, both as amended, are attached to this joint proxy statement as Annex A and Annex B, respectively. We refer to these documents in the joint proxy statement as the merger agreement. We encourage you to read the merger agreement, as it is the legal document that governs the merger.

Reasons for the Merger

First Bankshares (page 65)

First Bankshares’ board of directors is recommending the merger because, among other reasons:

•

the transaction conforms with First Bankshares’ long-term strategic goal of enhancing shareholder value through greater opportunities for diversification of credit risks, broadening of its customer base for loans and deposits, and expanding its geographic footprint;

•	the value per share of the merger consideration is favorable and includes up to 25% in the form of cash;

•

the availability of significant additional capital resulting from the merger to bolster the capital of SuffolkFirst Bank, facilitate attainment of strategic objectives and take advantage of lending opportunities available for the bank; and

•

the opportunity for geographic expansion throughout the Hampton Roads, Virginia market, in which SuffolkFirst Bank presently operates, as well as the opportunity for expansion into the significant banking markets in Northern Virginia and Richmond, Virginia.

Xenith Corporation (page 67)

Xenith Corporation’s board of directors is recommending the merger because, among other reasons:

•	the merger provides an opportunity to implement Xenith Corporation’s strategy of investing in an operating bank without obtaining a de novo bank charter;

•	the merger is expected to accelerate Xenith Corporation’s presence in Hampton Roads, Virginia and facilitate its expansion into markets in Northern Virginia and Richmond, Virginia;

•

the opportunity to realize and build upon First Bankshares’ business, operations, financial condition and earnings on a historical and prospective basis including, without limitation, its potential growth and profitability;

•	the merger will expand Xenith Corporation’s management structure.

What Shareholders Will Receive (page 57)

First Bankshares

Shareholders of First Bankshares may elect to retain their shares of First Bankshares common stock or to receive $9.23 in cash per share for some or all of their shares of First Bankshares common stock, subject to proration in the event the aggregate cash elections exceed 25% of shares outstanding immediately prior to the effective time of the merger. In no event will cash be paid for more than 25% of the total number of shares of First Bankshares common stock outstanding immediately prior to the effective time of the merger.

Xenith Corporation

Each share of Xenith Corporation common stock issued and outstanding immediately prior to the effective time of the merger, other than shares held by dissenting shareholders (if any), will be converted automatically into and become the right to receive a number of shares of validly issued, fully paid and nonassessable shares of Xenith Bankshares common stock as determined by an exchange ratio. The exchange ratio is an amount equal to the quotient of Xenith Corporation’s adjusted book value per share divided by $9.23. The adjusted book value per share is determined by dividing Xenith Corporation shareholders’ equity as of the month-end prior to the merger, incorporating a roll-forward estimate of Xenith Corporation shareholders’ equity as of the effective date of the merger, by the number of shares of Xenith Corporation common stock outstanding immediately prior to the effective time of the merger. Assuming the merger is completed on September 30, 2009 and that Xenith Corporation does not incur any unanticipated expenses, the exchange ratio is estimated to be approximately 0.9068 shares of Xenith Bankshares common stock for one share of Xenith Corporation common stock.

Appraisal Rights (page 57)

First Bankshares

Shareholders of First Bankshares will not have appraisal rights in connection with the merger.

Xenith Corporation

Under the Virginia Stock Corporation Act, Xenith Corporation shareholders who follow the procedures set forth in Article 15 of the Virginia Stock Corporation Act will be entitled to appraisal rights and to receive payment of the “fair value” of their Xenith Corporation shares. Any Xenith Corporation shareholder who wishes to exercise appraisal rights should review the discussion in “PROPOSAL I - APPROVAL OF THE MERGER AND RELATED MATTERS—Dissenting Xenith Corporation Shareholders” and Annex D carefully because failure to comply in a timely and proper manner with the procedures specified may result in the loss of appraisal rights under the Virginia Stock Corporation Act.

A vote in favor of the merger by a Xenith Corporation shareholder will result in a waiver of such shareholder’s appraisal rights.

Treatment of Stock Options and Other Stock-Based Awards (page 57)

First Bankshares

Outstanding options to purchase shares of First Bankshares common stock will remain outstanding as options to purchase shares of Xenith Bankshares common stock for the same number of shares of Xenith Bankshares common stock for which they are currently exercisable.

Xenith Corporation

Outstanding options and warrants to purchase Xenith Corporation common stock will be converted into options and warrants to purchase Xenith Bankshares common stock at the same exchange ratio as that used in converting shares of Xenith Corporation common stock into shares of Xenith Bankshares common stock.

Ownership of the Combined Company Following the Merger (page 165)

Assuming that the merger is completed on September 30, 2009 and that Xenith Corporation does not incur any unanticipated expenses, it is expected that Xenith Bankshares will issue approximately 4,314,645 shares of common stock to Xenith Corporation shareholders, based on an assumed book value per share of Xenith Corporation common stock of $8.37, which would result in an exchange ratio under the terms of the merger agreement of approximately 0.9068. Immediately following the completion of the merger, assuming that 25% of the total number of shares of First Bankshares common stock outstanding immediately prior to the effective time of the merger are converted into the right to receive cash, we estimate that there will be outstanding approximately 6,021,864 shares of Xenith Bankshares common stock, with current First Bankshares shareholders owning approximately 25.97% of the combined company’s outstanding common stock, on a fully diluted basis, and current Xenith Corporation shareholders owning approximately 74.03% of the combined company’s outstanding common stock, on a fully diluted basis. For more information about the expected ownership of Xenith Bankshares common stock by certain beneficial owners and management, see “PRO FORMA SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF XENITH BANKSHARES.”

Directors and Executive Officers Following the Merger (page 92)

The combined company will be governed by a board of directors of up to 20 directors, initially consisting of 10 directors comprised of the current seven directors of Xenith Corporation and three directors designated by First Bankshares. Current Chairman of the Xenith Corporation board of directors, Malcolm S. McDonald, will serve as Chairman of the Xenith Bankshares board of directors. T. Gaylon Layfield, III, current President, Chief Executive Officer and director of Xenith Corporation, will serve as President and Chief Executive Officer of both Xenith Bankshares and Xenith Bank, as well as a director of Xenith Bankshares. Current Chief Financial Officer and Chief Administrative Officer of Xenith Corporation, Thomas W. Osgood, will serve as Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer of Xenith Bankshares and Xenith Bank. Darrell G. Swanigan, current President and Chief Executive Officer of First Bankshares and SuffolkFirst Bank and current director of First Bankshares and SuffolkFirst Bank, will serve as Executive Vice President of Xenith Bank and as President of Xenith Bank’s Hampton Roads Region.

Interests of Directors and Executive Officers in the Merger (page 77)

Xenith Corporation’s executive officers and directors have interests in the merger that are different from, or in addition to, those of Xenith Corporation shareholders generally, and that First Bankshares’ executive officers and directors have interests in the merger that are different from, or in addition to, those of First Bankshares shareholders generally. These interests include, among others, cash payments upon a change of control, employment agreements with two of First

Bankshares’ current executive officers and five of Xenith Corporation’s current executive officers, the designation of various Xenith Corporation directors and First Bankshares directors to the boards of Xenith Bankshares and Xenith Bank, and indemnification and insurance coverage for Xenith Corporation’s and First Bankshares’ directors and officers. The Xenith Corporation and First Bankshares boards of directors were aware of these interests and considered them, among other matters, in approving the merger agreement and the transactions contemplated thereby and making their recommendations on the merger agreement and the transactions contemplated thereby.

Board Recommendations

First Bankshares (page 48)

The board of directors of First Bankshares has unanimously approved the merger agreement and the transactions contemplated thereby, including the merger, and has unanimously approved the various amendments to the First Bankshares articles of incorporation. The First Bankshares board believes that the merger agreement and the transactions contemplated thereby, including the amendment and restatement of the First Bankshares articles of incorporation, are fair to and in the best interests of First Bankshares shareholders and unanimously recommends that shareholders vote “FOR” approval of the merger proposal (Proposal I), “FOR” the name change (Proposal II), “FOR” the increase in the number of authorized shares of common stock (Proposal III), “FOR” the authorization of the issuance of preferred stock (Proposal IV), “FOR” the amendment of certain shareholder voting requirements (Proposal V), “FOR” the establishment of cause as the sole standard for removing directors (Proposal VI), “FOR” the amendment of the procedures for persons other than directors and officers seeking indemnification from First Bankshares (Proposal VII), “FOR” the election as directors of the nominees named in Proposal VIII and “FOR” the proposal to approve any motion to adjourn or postpone the annual meeting to a later date or dates if necessary to solicit additional proxies to achieve a quorum or approve any of the annual meeting proposals (Proposal IX).

Xenith Corporation (page 52)

The board of directors of Xenith Corporation has unanimously approved the merger agreement and the transactions contemplated thereby, including the merger. The Xenith Corporation board believes that the merger agreement and the transactions contemplated thereby are fair to and in the best interests of Xenith Corporation shareholders and unanimously recommends that shareholders vote “FOR” approval of the merger proposal and “FOR” the proposal to approve any motion to adjourn or postpone the special meeting to a later date or dates if necessary to solicit additional proxies to achieve a quorum or approve the merger proposal.

Opinion of First Bankshares’ Financial Advisor (page 70)

First Bankshares retained the firm Anderson & Strudwick, Inc., referred to herein as A&S, to act as its sole financial advisor in connection with the merger and to render a fairness opinion. On May 11, 2009, A&S delivered its verbal opinion (and subsequently its written opinion on May 12, 2009) that the merger consideration, inclusive of the $40.0 million in gross proceeds (including amounts previously contributed and amounts committed to be contributed) to be available to Xenith Corporation at the effective time of the merger and the resulting ownership as determined by the exchange ratio mechanism, proposed under the merger agreement was fair to the shareholders of First Bankshares, from a financial point of view, as of the date of the opinion.

A&S’s written opinion to First Bankshares’ board of directors, dated May 12, 2009, which sets forth the assumptions made, matters considered and extent of review by A&S, is attached as Annex C to this joint proxy statement. It should be read carefully and in its entirety in conjunction with this joint proxy statement. The summary of A&S’s opinion in this joint proxy statement is qualified in its entirety by reference to the full text of the opinion. A&S’s opinion is addressed to the First Bankshares board of directors and does not constitute a recommendation to any shareholder of First Bankshares as to how the shareholder should vote at the shareholder meeting.

Accounting Treatment (page 92)

The merger will be accounted for using the acquisition method of accounting, and accordingly, the assets acquired and liabilities assumed of First Bankshares will be recognized at fair value on the date the transaction is completed, with Xenith Corporation being treated as the acquirer.

Material Federal Income Tax Consequences of the Merger (page 88)

For U.S. federal income tax purposes, First Bankshares and Xenith Corporation intend that the merger be treated as a tax-free reorganization and that no gain or loss will be recognized in connection with the merger by First Bankshares, Xenith Corporation or their shareholders, with the exception of shareholders of First Bankshares who elect to receive cash consideration and shareholders of Xenith Corporation who receive cash in lieu of a fractional share of Xenith Bankshares.

This discussion of material United States federal income tax consequences is not a complete analysis or description of all potential federal income tax consequences of the merger. This discussion does not address tax consequences that may vary with, or are contingent on, individual circumstances. In addition, it does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, we strongly urge you to consult your own tax advisor to determine the particular United States federal, state, local or foreign income or other tax consequences of the merger to you.

Regulatory Approvals (page 92)

Various aspects of the merger require regulatory approval from state and federal banking regulators. On May 22, 2009, Xenith Corporation filed an application for prior approval to acquire control of First Bankshares as a result of the merger with the Bureau of Financial Institutions of the State Corporation Commission of the Commonwealth of Virginia, referred to herein as the Virginia Bureau. Xenith Corporation anticipates receiving approval of the application in September 2009, subject to the Virginia Bureau’s request for additional information with respect to the merger or the board of directors and management of Xenith Bankshares and Xenith Bank after the merger.

BankCap Partners Fund I, L.P., a Delaware limited partnership and a private equity investment fund, referred to herein as BankCap Partners Fund, owns 3.5 million shares of Xenith Corporation common stock. Through the exchange of shares in the merger, BankCap Partners Fund will have control of First Bankshares for bank regulatory purposes after the merger. As a result, the merger is conditioned on the receipt of state and federal bank regulatory approvals of the ownership of shares of First Bankshares by BankCap Partners Fund. Concurrently with the filing of Xenith Corporation’s regulatory applications, BankCap Partners Fund filed applications for prior approval of its ownership in First Bankshares with the Federal Reserve Bank of Dallas and with the Virginia Bureau. Completion of the merger is subject to BankCap Partners Fund’s receipt of regulatory approvals, which are also anticipated in September 2009.

SuffolkFirst Bank has filed an application to establish a branch at Xenith Corporation’s current offices in downtown Richmond. Approval of this application is expected in September 2009. After the completion of the merger, the downtown Richmond location will become Xenith Bank’s main office. After the completion of the merger, Xenith Bank will file bank regulatory applications to open a second branch in Richmond, Virginia and one in Tysons Corner in Northern Virginia.

All necessary regulatory approvals to complete the merger are expected no later than the third quarter of 2009, although there can be no assurance this will occur when expected, if at all.

Conditions to the Completion of the Merger (page 79)

The obligations of First Bankshares and Xenith Corporation to complete the merger depend on a number of conditions being met. These conditions include, without limitation:

•	approval of the merger by First Bankshares shareholders and Xenith Corporation shareholders;

•

completion of any required filings with, and receipt of all required approvals from, any governmental body, agency, official or authority, including all bank regulatory approvals necessary to complete the merger;

•

delivery of opinions of First Bankshares’ and Xenith Corporation’s counsel that the merger will not, for U.S. federal income tax purposes, result in gain or loss being recognized in connection with the merger by any of First Bankshares, Xenith Corporation or their shareholders, except with respect to cash elections by First Bankshares shareholders and cash received by holders of Xenith Corporation common stock in lieu of a fractional share of Xenith Bankshares common stock; and

•

completion by Xenith Corporation of a private offering of its common stock resulting in gross proceeds available (which will include both cash paid for shares of Xenith Corporation common stock along with conversion of amounts advanced for pre-merger organizational expenses into shares of Xenith Corporation common stock) to Xenith Corporation at the effective time of the merger of not less than $40.0 million. As described under “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF XENITH CORPORATION—Private Offering,” this private offering has been completed and resulted in gross proceeds to Xenith Corporation of $47.58 million. The cash proceeds from the private offering, which exclude amounts previously contributed and amounts committed to be contributed, were placed in an escrow account with a third-party escrow agent. Under the terms of the escrow agreement, the cash proceeds will not be released to Xenith Corporation until all other conditions to the completion of the merger have been satisfied or waived at which time this condition will have been satisfied.

Where the law permits, First Bankshares or Xenith Corporation could choose to waive a condition to its obligation to complete the merger, although that condition has not been satisfied. We cannot be certain when, or if, the conditions to the merger will be satisfied or waived, or that the merger will be completed.

Timing of the Merger (page 56)

We intend to complete the merger as soon as possible after shareholder approval is received, all other regulatory approvals have been obtained and other conditions to the closing have been satisfied or waived. It is anticipated that the merger will be completed by the end of the third quarter of 2009. However, completion of the merger could be delayed if there is a delay in satisfying any conditions to the merger. There can be no assurances as to whether, or when, the merger will be completed.

No Solicitation of Other Offers (page 83)

First Bankshares has agreed that none of First Bankshares, SuffolkFirst Bank or any of their officers, directors, employees or representatives will, directly or indirectly, (1) solicit, initiate or take any action to facilitate or encourage the submission of any Acquisition Proposal (as defined under “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Conduct of Business Pending the Merger—No Solicitation by First Bankshares”), (2) enter into or participate in any discussions or negotiations with, furnish any information relating to First Bankshares or SuffolkFirst Bank or afford access to the business, properties, assets, books or records of First Bankshares or SuffolkFirst Bank to, any third party relating to an Acquisition Proposal, (3) grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of First Bankshares or SuffolkFirst Bank, (4) enter into any agreement with respect to an Acquisition Proposal or, (5) in the case of the First Bankshares’ board of directors, fail to make, withhold, withdraw, qualify or modify in a manner adverse to Xenith Corporation its recommendation to its shareholders.

The merger agreement does, however, permit the board of directors of First Bankshares to take the above-described actions in connection with a bona fide Acquisition Proposal that it reasonably believes in good faith will lead to a Superior Proposal (as defined under “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Conduct of Business Pending the Merger—No Solicitation by First Bankshares”).

Termination of the Merger Agreement (page 85)

The merger agreement may be terminated at any time before the effective time of the merger in any of the following ways:

(a) by mutual written consent of First Bankshares and Xenith Corporation;

(b) by either First Bankshares or Xenith Corporation if:

•

the merger has not been consummated on or before September 30, 2009, provided that neither First Bankshares nor Xenith Corporation can terminate the merger agreement for this reason if the party seeking to terminate has breached any obligation under the merger agreement and such breach has resulted in the failure of the merger to occur on or before that date; provided further that if this joint proxy statement is mailed to shareholders after August 16, 2009, but prior to September 30, 2009, the end date will be automatically extended until the date that is 45 days following the date that this joint proxy statement has been mailed to the shareholders;

•	there is a permanent legal prohibition to completing the merger;

•	either First Bankshares shareholders or Xenith Corporation shareholders fail to give the necessary approval at a duly-held shareholders’ meeting; or

•

there has been a breach by the other party of any representation or warranty or failure to perform any covenant or agreement that would result in the failure of that party to satisfy a condition to the closing and such condition is incapable of being satisfied by September 30, 2009.

(c) by Xenith Corporation if:

•	First Bankshares’ board of directors fails to make, withholds, withdraws, qualifies or modifies in a manner adverse to Xenith Corporation, its approval or recommendation of the merger;

•	First Bankshares enters into, or publicly announces its intention to enter into, a definitive agreement or agreement in principle with respect to a Superior Proposal; or

•

First Bankshares willfully and materially breaches (1) its covenants to (A) call a shareholder meeting and submit the merger to its shareholders or (B) recommend approval of the merger by First Bankshares shareholders (subject to certain exceptions discussed under “—Conduct of Business Pending the Merger—First Bankshares Board’s Covenant to Recommend”), or (2) its covenant not to solicit an alternative transaction (as discussed under “—Conduct of Business Pending the Merger—No Solicitation by First Bankshares”).

(d) by First Bankshares if First Bankshares’ board of directors authorizes First Bankshares to enter into an agreement concerning a Superior Proposal; provided that to terminate on this basis, First Bankshares must (1) give Xenith Corporation at least 72 hours prior written notice of its intention to terminate and to accept a Superior Proposal, and Xenith Corporation does not make during this period an offer that is at least as favorable to First Bankshares shareholders as the Superior Proposal and (2) pay any termination fees (as discussed under “—Effect of Termination; Termination Fees”).

If the merger agreement is validly terminated, the agreement will become void without any liability on the part of any party unless the party is in willful breach of the merger agreement. However, the provisions of the merger agreement relating to confidentiality, termination fees and expenses, governing law, jurisdiction and waiver of jury trial, will continue in effect notwithstanding termination of the merger agreement.

Termination Fees (page 86)

If the merger agreement is terminated under certain circumstances, Xenith Corporation may be entitled to receive a fee of $1.0 million from First Bankshares or First Bankshares may be entitled to receive a fee of $500,000 from Xenith Corporation.

The Voting Agreements (page 87)

First Bankshares

As an inducement to Xenith Corporation to enter into the merger agreement, each of the directors and certain executive officers of First Bankshares, along with certain of their affiliates, referred to collectively herein as the First Bankshares voting agreement parties, entered into a voting agreement with Xenith Corporation. As of the record date for the annual meeting, these shareholders were entitled to vote at the annual meeting approximately 16.7% of the outstanding shares of First Bankshares common stock entitled to vote at the annual meeting.

Pursuant to the voting agreement, the First Bankshares voting agreement parties have agreed, among other things, to vote all of the shares of First Bankshares common stock owned or subsequently acquired by them to approve the merger. The First Bankshares voting agreement parties have also agreed that they will not vote in favor of the approval of any Acquisition Proposal (as defined under “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Conduct of Business Pending the Merger—No Solicitation by First Bankshares”), except in certain very limited circumstances.

Xenith Corporation

As an inducement to First Bankshares to enter into the merger agreement, each of Xenith Corporation’s two existing shareholders as of the date of the merger agreement, referred to collectively herein as the Xenith Corporation voting agreement parties, entered into a voting agreement with First Bankshares. As of the record date for the special meeting, these shareholders were entitled to vote at the special meeting approximately 75.7% of the outstanding shares of Xenith Corporation common stock entitled to vote at the special meeting. Pursuant to the voting agreement, the Xenith Corporation voting agreement parties have agreed, among other things, to vote all of the shares of Xenith Corporation common stock owned or subsequently acquired by them to approve the merger, except in certain very limited circumstances.

The Shareholder Meetings

First Bankshares (page 48)

The First Bankshares annual meeting is scheduled to take place on September [    ], 2009 at [    :         .m.], Eastern Time, at its North Suffolk Office, 3535 Bridge Road, Suffolk, Virginia. At the annual meeting, First Bankshares shareholders will be asked:

•	to approve the merger proposal (see Proposal I);

•

to approve an amendment to the First Bankshares articles of incorporation to change the name of First Bankshares, Inc. to Xenith Bankshares, Inc. effective at the effective time of the merger (see Proposal II);

•

to approve an amendment to the First Bankshares articles of incorporation to increase the number of authorized shares of First Bankshares common stock from 10 million to 100 million effective at the effective time of the merger (see Proposal III);

•

to approve an amendment to the First Bankshares articles of incorporation to authorize the issuance of up to 25 million shares of preferred stock effective at the effective time of the merger (see Proposal IV);

•	to approve an amendment to the First Bankshares articles of incorporation to amend certain shareholder voting requirements effective at the effective time of the merger (see Proposal V);

•

to approve an amendment to the First Bankshares articles of incorporation to establish cause as the sole standard for removing directors effective at the effective time of the merger (see Proposal VI);

•

to approve an amendment to the First Bankshares articles of incorporation to amend the procedures for persons other than directors and officers seeking indemnification from First Bankshares effective at the effective time of the merger (see Proposal VII);

•

to elect as directors the nine nominees to the First Bankshares board of directors named in the joint proxy statement, for terms expiring at the 2010 annual meeting or until their successors are duly elected and qualified or until such directors resign as provided in the merger proposal (see Proposal VIII); and

•

to approve any motion to adjourn or postpone the annual meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes at the time of the annual meeting to achieve a quorum or to approve any of the above proposals (see Proposal IX).

Xenith Corporation (page 52)

The Xenith Corporation special meeting is scheduled to take place on September [    ], 2009 at [    :         .m.], Eastern Time, at The Commonwealth Club, 401 West Franklin Street, Richmond, Virginia. At the special meeting, Xenith Corporation shareholders will be asked:

•	to approve the merger proposal (see Proposal I); and

•

to approve any motion to adjourn or postpone the special meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to achieve a quorum or to approve the merger proposal (see Proposal IX).

Record Date and Voting Rights

First Bankshares (page 48)

The First Bankshares board of directors has fixed the close of business on August 17, 2009 as the record date for determining the shareholders entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof. Accordingly, First Bankshares shareholders are only entitled to notice of and to vote at the annual meeting if they were a record holder of First Bankshares common stock at the close of business on the record date. At that time, 2,276,298 shares of First Bankshares common stock were outstanding, held by the approximately 1,250 holders of record.

To have a quorum that permits First Bankshares to conduct business at the First Bankshares annual meeting, the presence, whether in person or by proxy, of the holders of First Bankshares common stock representing a majority of the shares outstanding on the record date and entitled to vote is needed. First Bankshares shareholders are entitled to one vote for each outstanding share of First Bankshares common stock they held as of the close of business on the record date.

Holders of shares of First Bankshares common stock present in person at the annual meeting but not voting, and shares of First Bankshares common stock for which First Bankshares has received proxies indicating that their holders have abstained, will be counted as present at the annual meeting for purposes of determining whether there is a quorum for transacting business. Shares held in “street name” that have been designated by brokers on proxies as not voted will not be counted as votes cast for or against any proposal. These broker non-votes will, however, be counted for purposes of determining whether there is a quorum for the annual meeting.

Xenith Corporation (page 52)

The Xenith Corporation board of directors has fixed the close of business on August 19, 2009 as the record date for determining the shareholders entitled to notice of and to vote at the special meeting or any postponement or adjournment thereof. Accordingly, Xenith Corporation shareholders are only entitled to notice of and to vote at the special meeting if they were a record holder of Xenith Corporation common stock at the close of business on the record date. At that time, 4,758,100 shares of Xenith Corporation common stock were outstanding, held by 71 holders of record.

To have a quorum that permits Xenith Corporation to conduct business at the Xenith Corporation special meeting, the presence, whether in person or by proxy, of the holders of Xenith Corporation common stock representing a majority of the shares outstanding on the record date and entitled to vote is needed. Xenith Corporation shareholders are entitled to one vote for each outstanding share of Xenith Corporation common stock they held as of the close of business on the record date.

Holders of shares of Xenith Corporation common stock present in person at the special meeting but not voting, and shares of Xenith Corporation common stock for which Xenith Corporation has received proxies indicating that their holders have abstained, will be counted as present at the special meeting for purposes of determining whether there is a quorum for transacting business. Shares held in “street name” that have been designated by brokers on proxies as not voted will not be counted as votes cast for or against any proposal. These broker non-votes will, however, be counted for purposes of determining whether there is a quorum for the special meeting.

Votes Required

First Bankshares (page 49)

The approval of the merger proposal (Proposal I), the name change (Proposal II), the increase in the number of authorized shares of common stock (Proposal III), the authorization of the issuance of preferred stock (Proposal IV), the amendment of certain shareholder voting requirements (Proposal V), the establishment of cause as the sole standard for removing directors (Proposal VI) and the amendment of indemnification procedures for persons other than directors and officers (Proposal VII) each require the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date for the annual meeting and entitled to vote, if a quorum is present. Abstentions and broker non-votes will not count as votes cast. Because, however, approval of these proposals requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against these proposals.

If a quorum is present, the nominees for director under Proposal VIII receiving the greatest number of affirmative votes cast at the annual meeting, even though less than a majority, will be elected directors. Therefore, votes withheld and broker non-votes will have no effect on the outcome of the election of directors.

Approval of any motion to adjourn or postpone the annual meeting (Proposal IX) to permit further solicitation of proxies to achieve a quorum or approve the annual meeting proposals requires that the votes cast for the proposal exceed the votes cast against the proposal, whether or not a quorum is present. Abstentions and broker non-votes will not count as votes cast for this purpose and will have no effect for purposes of determining whether a proposal to adjourn or postpone the annual meeting has been approved.

Xenith Corporation (page 53)

The approval of the merger proposal (Proposal I) requires the affirmative vote of at least a majority of the shares of Xenith Corporation common stock outstanding on the record date for the special meeting and entitled to vote, if a quorum is present. Abstentions and broker non-votes will not count as votes cast. Because, however, approval of the merger proposal requires the affirmative vote of at least a majority of the shares of Xenith Corporation common stock outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against the merger proposal.

Approval of any motion to adjourn or postpone the special meeting (Proposal IX) to permit further solicitation of proxies to achieve a quorum or approve the merger proposal requires that the votes cast for the proposal exceed the votes cast against the proposal, whether or not a quorum is present. Abstentions and broker non-votes will not count as votes cast for this purpose and will have no effect for purposes of determining whether a proposal to adjourn or postpone the special meeting has been approved.

Waiver and Amendment (page 87)

Any provision of the merger agreement may be amended or waived before the effective time of the merger if the amendment or waiver is in writing and signed, in the case of an amendment, by both First Bankshares and Xenith Corporation or, in the case of a waiver, by each party against whom the waiver is to be effective, provided that, after approval of the merger by Xenith Corporation shareholders and First Bankshares shareholders and without their respective further approvals, no amendment or waiver can reduce the amount or change the kind of consideration to be received in connection with the merger.

Comparative Rights of Shareholders (page 154)

As a result of the merger, Xenith Corporation shareholders will become shareholders of First Bankshares, which will change its name to Xenith Bankshares, Inc., if First Bankshares shareholders approve Proposal II. At the effective time of the merger, the articles of incorporation and bylaws of First Bankshares will be amended and restated so that they are similar in form and substance to Xenith Corporation’s current articles of incorporation (to the extent First Bankshares shareholders approve Proposals II through VII) and bylaws. Accordingly, the rights of all Xenith Bankshares shareholders after the merger will be governed by Virginia law and the Xenith Bankshares articles of incorporation and bylaws, which will be different from the existing articles of incorporation and bylaws of First Bankshares and Xenith Corporation. The amended and restated articles of incorporation of Xenith Bankshares are attached as Appendix 1 to Annex B of this joint proxy statement, and the amended and restated bylaws of Xenith Bankshares are attached as Exhibit H to Annex A of this joint proxy statement.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SHAREHOLDER MEETINGS

The following questions and answers briefly address some commonly asked questions about the First Bankshares and Xenith Corporation shareholder meetings. They do not address all questions and do not include all the information that may be important to you as a shareholder of First Bankshares or Xenith Corporation. We urge you to carefully read this entire joint proxy statement, including the annexes to this joint proxy statement.

Q:	Why am I receiving these materials?

A:	We are sending you these materials to help you decide how to vote your shares of First Bankshares and Xenith Corporation common stock with respect to their proposed merger.

The merger cannot be completed unless the First Bankshares and Xenith Corporation shareholders approve the merger proposal. First Bankshares is holding its annual meeting and Xenith Corporation is holding a special meeting to vote on the proposals necessary to complete the merger. Information about these meetings, the merger and other business to be considered by shareholders is contained in this joint proxy statement.

Q:	Why are First Bankshares and Xenith Corporation proposing the merger?

A:	First Bankshares and Xenith Corporation are proposing the merger because we believe the combination of the two companies will create a institution uniquely positioned to compete with the larger, more established super-regional and national banks, as well as the smaller, locally managed community banks throughout eastern, central, and northern Virginia.

Q:	When and where are the shareholder meetings?

A:	The First Bankshares annual meeting is scheduled to take place on September [ ], 2009 at [ : .m.], Eastern Time, at its North Suffolk office, 3535 Bridge Road, Suffolk, Virginia.

The Xenith Corporation special meeting is scheduled to take place on September [    ], 2009 at [    :         .m.], Eastern Time, at The Commonwealth Club, 401 West Franklin Street, Richmond, Virginia.

Q:	What will the name of the combined company be?

A:	Following the merger of First Bankshares and Xenith Corporation, the combined company will operate under the name of Xenith Bankshares, Inc., if Proposal II is approved by First Bankshares shareholders. If First Bankshares shareholders do not approve Proposal II, then the combined company will operate under the name of First Bankshares, Inc. The merger agreement also provides that the name of SuffolkFirst Bank will be changed to Xenith Bank, but it will continue to do business as SuffolkFirst Bank at its existing locations in Suffolk, Virginia.

Q:	What do the boards of directors recommend?

A:	The boards of directors of First Bankshares and Xenith Corporation have unanimously approved and adopted the merger agreement and recommend the shareholders vote “FOR” the merger proposal.

Q:	What will shareholders receive for their stock?

A:	For each share of First Bankshares stock that you own at the effective time of the merger, you may elect to: (1) receive $9.23 in cash, subject to proration in the event the aggregate cash elections exceed 25% of shares of First Bankshares common stock outstanding immediately prior to the effective time of the merger; or (2) retain your share of First Bankshares common stock, which will represent one share of Xenith Bankshares common stock upon completion of the merger. For more information, see “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Merger Consideration” on page 57, “—Proration” on page 59 and “—Cash Election; Surrender of Stock Certificates” on page 60.

For each share of Xenith Corporation stock that you own at the effective time of the merger, it is estimated that you will receive approximately 0.9068 shares of Xenith Bankshares common stock, with the exact exchange ratio determined immediately prior to the effective time of the merger based on the book value per share of Xenith Corporation common stock at such time divided by $9.23, as described in this joint proxy statement. For more information, see “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Merger Consideration” on page 57 and “—Cash Election; Surrender of Stock Certificates” on page 60.

Q:	What must shareholders of First Bankshares do now to elect to receive cash in the merger?

A:	If you are a First Bankshares shareholder of record and wish to receive cash for some or all of your First Bankshares shares in the merger, you must indicate in the place provided on the cash election form and letter of transmittal, referred to herein as the cash election form and which will be sent under separate cover, the number of shares of First Bankshares common stock with respect to which you elect to receive cash and return the signed form, along with your original stock certificate(s) representing those shares (whether they refer to SuffolkFirst Bank or First Bankshares), in the separate envelope marked “ELECTION FORM ENCLOSED” to Registrar and Transfer Company, the exchange agent for the merger, referred to herein as the exchange agent. Your cash election form must be received by the exchange agent by 5:00 p.m., Eastern Time, on September [ ], 2009, referred to herein as the election deadline. Do not send your cash election form or stock certificates in the envelope with your proxy card. Do not send your cash election form in the envelope marked “PROXY CARD ENCLOSED.” Do not send your cash election form or stock certificates to First Bankshares or Xenith Corporation.

Q:	How do I make a cash election if my shares of First Bankshares are held by my broker or otherwise in “street name?”

A:	If you hold your shares of First Bankshares common stock in “street name” (i.e., your bank, broker or other financial intermediary holds your shares for you), you should receive instructions regarding cash election procedures directly from your bank or broker. If you have any questions regarding these procedures, you should contact your bank or broker directly, or you may contact First Bankshares at the address or telephone number listed on page 16.

Q:	If I am a First Bankshares shareholder, what happens if I do not send in a cash election form?

A:	If you are a First Bankshares shareholder and you (i) do not submit a properly completed cash election form to the exchange agent by the election deadline, or (ii) revoke (as opposed to change) your cash election form prior to the election deadline and do not submit a new properly executed cash election form to the exchange agent prior to the election deadline, then you will not receive any cash for your shares of First Bankshares common stock in the merger. At the effective time of the merger, your shares of First Bankshares common stock will represent an equal number of shares of Xenith Bankshares common stock.

Q:	What must shareholders of Xenith Corporation do to receive Xenith Bankshares common stock?

A:	Nothing. If you are a Xenith Corporation shareholder, upon completion of the merger, each share of Xenith Corporation common stock will be converted into the right to receive a certain number of shares of Xenith Bankshares common stock based on an exchange ratio that will be determined immediately prior to the effective time based on the book value per share of Xenith Corporation common stock at such time divided by $9.23, as described in this joint proxy statement.

Q:	If I am a First Bankshares shareholder, can I revoke or change my cash election after I mail my cash election form?

A:	Yes. You may revoke or change your cash election at any time prior to the election deadline by delivering to the exchange agent, prior to the election deadline, a written notice of revocation or, in the case of a change, a properly completed revised cash election form identifying the number of shares of First Bankshares common stock to which your revised cash election form applies, along with, if you are a First Bankshares shareholder of record, your original stock certificate(s) representing those shares if not already surrendered.

If you revoke your cash election form and do not submit a subsequent cash election form prior to the election deadline, you will be deemed to have not made a cash election with respect to your shares of First Bankshares common stock.

Q:	Are First Bankshares shareholders guaranteed to receive the amount of stock or cash that they elect on their cash election form?

A:	No. The merger agreement provides that only 25% of the total number of shares of First Bankshares common stock outstanding immediately prior to the effective time of the merger (approximately 569,075 shares, based on a total of 2,276,298 shares of First Bankshares common stock outstanding on August 17, 2009) may be exchanged for the right to receive cash. If cash is elected for more than 569,075 shares, then the total number of shares for which cash is elected would be subject to proration as more fully described under “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Proration” on page 59 of this joint proxy statement. Thus, it is possible that if you elect cash for any of your shares of First Bankshares common stock, you could receive cash for fewer shares than you designate on your cash election form. Any share of First Bankshares common stock for which you do not receive cash will represent one share of Xenith Bankshares common stock at the effective time of the merger.

Q:	If I am a First Bankshares shareholder and I make a cash election with respect to some or all of my shares, how will I receive my cash?

A:	Assuming the merger is completed and you have followed the procedures set forth under “What must shareholders of First Bankshares do now to elect to receive cash in the merger?” above, the exchange agent will forward to you the cash to which you are entitled for your shares of First Bankshares common stock.

Q:	How do I exchange my First Bankshares or Xenith Corporation stock certificates?

A:	If First Bankshares shareholders approve Proposal II, and if you are a First Bankshares shareholder and have properly elected cash for only a portion of your First Bankshares shares or, due to proration, will receive cash for a portion of your First Bankshares shares, and you hold one or more First Bankshares stock certificates representing shares of First Bankshares common stock for which you have not made a cash election, promptly following the merger, the exchange agent will forward to you instructions regarding how to surrender your remaining First Bankshares stock certificates and receive Xenith Bankshares stock certificates for the same number of shares. Upon receipt of your surrendered stock certificates, the exchange agent will send you a new stock certificate for shares of Xenith Bankshares in an amount equal to the number of shares of First Bankshares common stock represented by such certificates that have not been exchanged for cash.

If First Bankshares shareholders approve Proposal II, and if you are a First Bankshares shareholder and have not elected to receive cash for any of your First Bankshares shares, the stock certificates for your shares of First Bankshares (whether they refer to SuffolkFirst Bank or First Bankshares) will represent that same number of shares of Xenith Bankshares common stock at the effective time of the merger. Promptly following the merger, the exchange agent will forward to you instructions regarding how to surrender those First Bankshares stock certificates and receive Xenith Bankshares stock certificates for the same number of shares.

If First Bankshares shareholders do not approve Proposal II and you are a First Bankshares shareholder, the stock certificates for your shares of First Bankshares that have not been exchanged for cash will automatically represent an equal number of shares of common stock of the combined company and will not need to be exchanged.

If you are a Xenith Corporation shareholder, promptly after the merger is completed, the exchange agent will automatically deliver to you a stock certificate for the number of shares of Xenith Bankshares common stock equal to your shares of Xenith Corporation common stock multiplied by the exchange ratio. If you are a Xenith Corporation shareholder, you will not receive any fractional shares of Xenith Bankshares common stock. Instead, you will receive a cash payment (without interest) in lieu of such fractional share in an amount determined by multiplying the fractional share interest to which you would otherwise be entitled by $9.23.

Q:	Can the value of the merger consideration change between now and the time that the merger is completed?

A:	No, if you are a First Bankshares shareholder, because you will either receive $9.23 in cash for each share of First Bankshares common stock subject to a cash election, or retain your share of First Bankshares common stock, which will represent one share of Xenith Bankshares common stock at the effective time of the merger.

Yes, if you are a Xenith Corporation shareholder, because the number of shares of Xenith Bankshares common stock received by Xenith Corporation shareholders will be based on the book value of Xenith Corporation immediately prior to the effective time of the merger. Any delay in closing the merger or any unanticipated expenses will reduce the number of shares of Xenith Bankshares common stock to be received by Xenith Corporation shareholders in the merger. In addition, the value of the merger consideration to be received by Xenith Corporation shareholders will fluctuate based on the market price of First Bankshares common stock, which could change for a variety of reasons, many of which are out of First Bankshares’ control.

Q:	Will Xenith Bankshares common stock be listed?

A:	Shares of First Bankshares common stock are traded on the NASDAQ Capital Market under the symbol SUFB. It is a condition to the completion of the merger that the shares of Xenith Bankshares common stock to be issued in the merger be approved for listing on the NASDAQ Capital Market, subject to official notice of issuance, prior to the effective time of the merger. Concurrently with the effective time of the merger, we intend to change the symbol to XBKS.

Q:	What vote is required to approve each proposal?

A:	For both First Bankshares and Xenith Corporation, the affirmative vote of at least a majority of the shares of each company’s common stock outstanding on the record date for each company’s shareholder meeting is required to approve the merger proposal. For the various proposals to amend the First Bankshares articles of incorporation, the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date for the annual meeting is required for approval of each proposed amendment. Approval of any motion to adjourn or postpone either First Bankshares’ or Xenith Corporation’s shareholder meeting to permit further solicitation of proxies to approve the meeting proposals requires that the votes cast for the proposal exceed the votes cast against the proposal, whether or not a quorum is present.

Q:	What should I do now?

A:	Complete, sign, date and return your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the applicable shareholder meeting. It is important that the proxy card be received as soon as possible and in any event prior to the commencement of voting at the applicable shareholder meeting.

In addition, if you are a First Bankshares shareholder of record and you are interested in receiving cash for any of your First Bankshares shares, you should make an election as indicated on the cash election form and return the signed cash election form, which will be sent under separate cover, along with your original stock certificate(s) in the separate envelope marked “ELECTION FORM ENCLOSED” as soon as possible and in any event so that it is received prior to the election deadline.

If you hold your shares of First Bankshares common stock in “street name” (i.e., your bank, broker or other financial intermediary holds your shares for you), you should receive instructions regarding cash election procedures directly from your bank or broker. If you have any questions regarding these procedures, you should contact your bank or broker directly, or you may contact First Bankshares at the address or telephone number listed on page 16.

Q:	What if I hold shares in both First Bankshares and Xenith Corporation?

A:	If you are a shareholder of both First Bankshares and Xenith Corporation, you will receive two separate packages of proxy materials. A vote as a First Bankshares shareholder will not constitute a vote as a Xenith Corporation shareholder, or vice versa. Therefore, please sign, date and return all proxy cards that you receive from both First Bankshares and Xenith Corporation.

Q:	Can I change my vote after I mail my proxy card?

A:	Yes. You can change your vote at any time before your proxy is voted at the shareholder meeting. You can do this in one of three ways:

•	First, you can send a written notice stating that you would like to revoke your proxy;

•	Second, you can complete and submit a new proxy card; or

•	Third, you can attend the shareholder meeting and vote in person. Simply attending the shareholder meeting, however, will not revoke your proxy.

If you choose either of the first or second methods, you must submit your notice of revocation or your new proxy card no later than the beginning of the shareholder meeting or, if the shareholder meeting is adjourned or postponed, before the adjourned or postponed meeting is actually held. If you are a First Bankshares shareholder, your submissions must be mailed to First Bankshares’ Corporate Secretary at the address listed on page 16. If you are a Xenith Corporation shareholder, your submissions must be mailed to Xenith Corporation’s Corporate Secretary at the address listed on page 16.

Q:	Who will be soliciting proxies?

A:	The directors, officers and certain employees of First Bankshares and Xenith Corporation will be soliciting proxies. In addition, First Bankshares has engaged Regan & Associates, Inc. to assist with soliciting proxies on behalf of First Bankshares.

Q:	What if I do not vote or I abstain from voting on the merger proposal?

A:	If you do not vote or you abstain from voting, your failure to vote or abstention will be the equivalent of a “NO” vote on the merger proposal.

Q:	If my shares are held by my broker in “street name,” will my broker vote my shares for me?

A:	Your broker will vote your shares on the merger only if you provide instructions on how to vote. You should follow the directions provided by your broker to vote your shares. If you do not provide your broker with instructions on how to vote your shares held in “street name,” your broker will not be permitted to vote your shares, which will have the effect of a “NO” vote on the merger proposal.

Q:	Do I have appraisal rights?

A:	If you are a First Bankshares shareholder, you will not be entitled to exercise any appraisal rights in connection with the merger pursuant to applicable law.

If you are a shareholder of Xenith Corporation common stock, if you have not voted in favor of the merger and have demanded appraisal for your shares in accordance with the Virginia Stock Corporation Act, your shares will not be converted into a right to receive shares of Xenith Bankshares. Instead, you will have only the rights given to dissenting shareholders pursuant to Article 15 of the Virginia Stock Corporation Act, unless you later fail to perfect your right to appraisal or otherwise withdraw or lose your right to appraisal. If you fail to perfect, withdraw or otherwise lose your right to appraisal, your shares will be treated as if they had converted into the right to receive the number of shares of Xenith Bankshares common stock that you are entitled to receive under the merger agreement. You are urged to consult Article 15 of the Virginia Stock Corporation Act, which is reprinted in its entirety as Annex D to this joint proxy statement.

Q:	If I am a Xenith Corporation shareholder, will I be able to sell the shares of Xenith Bankshares common stock that I receive in the merger?

A:	Although the shares of Xenith Bankshares common stock to be issued in the merger to Xenith Corporation shareholders will be listed on the NASDAQ Capital Market, such shares will not have been registered under the Securities Act of 1933, referred to herein as the Securities Act, or any state securities laws. As a result, such shares cannot be resold or transferred except through registration under, or exemptions from the registration requirements of, the Securities Act and applicable state laws.

Q:	If I am a First Bankshares shareholder, will I be able to sell the shares of Xenith Bankshares common stock that I receive in the merger?

A:	Because your shares of First Bankshares common stock represent identical shares of Xenith Bankshares common stock at the effective time of the merger, you will able to sell any shares that you were permitted to sell as First Bankshares common stock. If you held restricted stock in First Bankshares, then you will hold restricted stock in Xenith Bankshares and will not be able to sell those shares except through registration under, or exemptions from the registration requirements of the Securities Act and applicable state laws. If your stock in First Bankshares had no restrictions, then your Xenith Bankshares stock will not either and thus you will be able to sell them.

Q:	Who should I contact with questions?

A:	If you have more questions about the merger you should contact:

First Bankshares, Inc. 3535 Bridge Road P.O. Box 1340 Suffolk, Virginia 23439 (757) 934-8200 Attn: Darrell G. Swanigan, President and CEO Attn: Robert E. Clary, Chief Financial Officer

Xenith Corporation

One James Center

901 E. Cary Street, Suite 1700

Richmond, Virginia 23219

(804) 433-2200

Attn: T. Gaylon Layfield, III,

President and CEO

Attn: Thomas W. Osgood,

Chief Financial Officer and

Chief Administrative Officer

or

Regan & Associates, Inc. 505 Eighth Avenue, Suite 800 New York, New York 10018 Toll-free: (800) 737-3426 Email: info@reganproxy.com

RISK FACTORS

In addition to the other information included in this joint proxy statement, you should carefully consider the material risks described below before deciding how to vote your shares.

Risks Related to the Merger

The operating performance and financial position of First Bankshares could deteriorate and Xenith Corporation could still be obligated to complete the merger, except in limited circumstances.

As described in “—Risks Related to the Banking Industry” beginning on page 21, and “—Risks Related to the Combined Company” beginning on page 23, financial institutions throughout the country, including First Bankshares, are faced with significant challenges resulting from the current economic environment. It is possible that First Bankshares could incur losses, be required by regulators or elect to increase its loan loss reserve or otherwise see its operating performance, financial position or prospects weaken. In such circumstances, Xenith Corporation will be obligated to complete the merger unless such developments constitute, or could reasonably be expected to result in, a material adverse effect, as such term is defined in the merger agreement, on First Bankshares or cause a representation or warranty of First Bankshares to be materially untrue at the completion of the merger.

Although the merger is conditioned on Xenith Corporation having raised gross proceeds of not less than $40.0 million in a private offering of its common stock, it is not certain how much of those proceeds will consist of cash available for use in Xenith Bankshares’ operations after the completion of the merger.

Among other conditions, the completion of the merger is conditioned upon Xenith Corporation having completed a private offering of its common stock resulting in gross proceeds (including amounts previously contributed and amounts committed to be contributed) available at the completion of the merger of not less than $40.0 million. On June 26, 2009, Xenith Corporation sold an aggregate of 4,758,100 shares of its common stock at a price of $10.00 per share, resulting in gross proceeds to Xenith Corporation of $47.58 million. The calculation of the gross proceeds from the private offering, however, includes shares of Xenith Corporation common stock that were issued to BankCap Partners Fund in satisfaction of all advances for organizational expenses made prior to the completion of the private offering ($9.0 million) and future advances for organizational expenses committed to be made by BankCap Partners Fund during the period beginning on the closing date of the private offering and ending immediately prior to the completion of the merger ($1.75 million). In the event that BankCap Partners Fund does not advance all of the committed $1.75 million prior to the completion of the merger for organizational expenses, it will pay Xenith Corporation an amount in cash equal to the portion of the $1.75 million that it has not advanced as of that date as the final payment for its shares. Assuming that (i) the merger is completed on September 30, 2009 and (ii) Xenith Corporation does not incur any unanticipated expenses, Xenith Corporation does not expect to draw on the amount committed to be advanced by BankCap Partners Fund for pre-merger organizational expenses. Consequently, Xenith Corporation estimates that the actual cash proceeds from the private offering will be approximately $38.40 million (after deducting offering costs of $181,000). Xenith Corporation expects to use the cash proceeds from the private offering to fund (i) a cash payment of $600,000 to an affiliate of BankCap Partners Fund for a licensing and administrative support services agreement and (ii) a cash payment of up to $5.25 million to cash-electing First Bankshares shareholders in the merger. As such, the net cash proceeds from the private offering that will be available for use by Xenith Bankshares in its operations upon completion of the merger will be less than $47.58 million. Based on the assumptions discussed above, Xenith Corporation estimates that the net cash proceeds from the private offering available for use in Xenith Bankshares operations following the completion of the merger will be approximately $32.55 million. See “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF XENITH CORPORATION—Private Offering” beginning on page 148 for more information.

Combining Xenith Corporation and First Bankshares may be more difficult, costly or time-consuming than expected, or could result in the loss of customers.

Xenith Corporation and First Bankshares have operated, and, until the completion of the merger, will continue to operate, independently. It is possible that the integration process could result in the loss of key employees, the disruption of ongoing business or inconsistencies in standards, controls, procedures and policies that adversely affect First Bankshares’ ability to maintain relationships with clients, customers, depositors and employees or to achieve the anticipated benefits of the merger. Integration efforts between the two companies will also divert management attention and resources. These integration matters could have an adverse effect on each company during the pre-merger transition period and on the combined company, Xenith Bankshares, for an undetermined period after the completion of the merger. As with any merger involving banking institutions, there also may be disruptions that cause us to lose customers or cause customers to withdraw their deposits. There can be no assurance that customers will readily accept changes to their banking arrangements after the completion of the merger.

The proposed merger is subject to the receipt of consents and approvals from government entities that may not be received or that may impose conditions that could have an adverse effect on the combined company.

Before the merger may be completed, various approvals or consents must be obtained from the Federal Reserve Board and various bank regulatory and other authorities. These governmental entities, including the Federal Reserve Board, may not permit the merger or may impose conditions on the completion of the merger or require changes to the terms of the merger. Although we currently expect that required consents and approvals will be received and that no such conditions or changes will be imposed, there can be no assurance in that regard. Any such conditions or changes could have the effect of delaying completion of the merger or imposing additional costs on or limiting the revenues of the combined company following the merger, any of which might have a material adverse effect on the combined company following the merger.

The market price of Xenith Bankshares common stock may be lower than that of First Bankshares common stock or lower than the $9.23 cash election price.

Changes in the market price of Xenith Bankshares common stock may result from a variety of factors, including general market and economic conditions, changes in Xenith Bankshares’ business, operations and prospects, and regulatory considerations. Many of these factors will be beyond Xenith Bankshares’ control. There can be no assurance that the market price of Xenith Bankshares common stock following the completion of the merger will not be lower than the current market price of First Bankshares common stock or the $9.23 cash election price.

The unaudited pro forma condensed combined financial information included in this joint proxy statement is presented for illustrative purposes only and Xenith Bankshares’ actual financial position and results of operations after the merger may differ materially from the unaudited pro forma condensed combined financial information included in this joint proxy statement.

The unaudited pro forma condensed combined financial information in this joint proxy statement is presented for illustrative purposes only and is not necessarily indicative of what Xenith Bankshares’ actual financial position or results of operations would have been had the merger been completed on the dates indicated. This data reflects adjustments, which are based upon preliminary estimates, to allocate the purchase price to First Bankshares’ net assets and liabilities based on their estimated fair values. The purchase price allocation reflected in this joint proxy statement is preliminary, and final allocation of the purchase price will be based upon the actual purchase price and the fair value of the assets and liabilities of First Bankshares as of the date of the completion of the merger. In addition, subsequent to the merger completion date, there may be further refinements of the purchase price allocation as additional information becomes available. Accordingly, the final acquisition accounting adjustments may differ materially from the pro forma adjustments reflected in this joint proxy statement. See “UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION” for more information.

The directors and executive officers of First Bankshares and Xenith Corporation have financial interests in the merger that are different from, or in addition to, the interests of the shareholders of First Bankshares and Xenith Corporation.

Executive officers of First Bankshares and Xenith Corporation negotiated the terms of the merger agreement, and the boards of directors of First Bankshares and Xenith Corporation unanimously approved the merger agreement and the transactions contemplated thereby. In considering these facts and the other information contained in this joint proxy statement, you should be aware that certain executive officers and directors of First Bankshares and Xenith Corporation are expected to receive certain benefits in connection with the merger, including entry into employment agreements and seats on the boards of directors of Xenith Bankshares or Xenith Bank or both. See “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Interests of Directors and Executive Officers in the Merger” for more information.

Although the members of the board of directors of each of First Bankshares and Xenith Corporation were aware of these additional interests and considered them when they approved the merger agreement and the transactions contemplated thereby, shareholders of First Bankshares and Xenith Corporation should understand that some of the directors and officers of First Bankshares and Xenith Corporation will receive benefits or other payments in connection with the merger that other shareholders will not receive.

The following risk factors related to the merger address issues of particular interest to First Bankshares shareholders. However, these risk factors may also be material to shareholders of Xenith Corporation in deciding how to vote their shares in connection with the merger proposal. Accordingly, we encourage all shareholders of First Bankshares and Xenith Corporation to read the following risk factors.

Completion of the merger will result in a “change of control” of First Bankshares, and shareholders of First Bankshares will have less influence on the management and policies of Xenith Bankshares than they had on First Bankshares before the merger.

After the merger is complete, it is anticipated that approximately 74.03% of the shares of Xenith Bankshares, on a fully diluted basis, will be held by former shareholders of Xenith Corporation and approximately 25.97% by former shareholders of First Bankshares. In addition, the board of directors of Xenith Bankshares will include the current seven directors of Xenith Corporation and three directors of First Bankshares (on an initial board of 10 directors). Thus, the merger will be considered to effect a “change of control” of First Bankshares. Consequently, shareholders of First Bankshares will have less influence on the management and policies of Xenith Bankshares after the merger than they now have on the management and policies of First Bankshares. For more information about the board of directors and management of Xenith Bankshares, see “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Management and Operations after the Merger.”

First Bankshares shareholders who are entitled to vote at the annual meeting approximately 16.7% of First Bankshares common stock outstanding as of the record date for the annual meeting have entered into a voting agreement pursuant to which they have agreed to vote their shares of First Bankshares common stock for approval of the merger proposal.

                First Bankshares’ current articles of incorporation provide that the merger proposal must be approved by the affirmative vote of the holders of a majority of First Bankshares’ outstanding common stock. As an inducement to Xenith Corporation to enter into the merger agreement, each of First Bankshares’ officers and directors, and certain affiliates and family members related to such persons, entered into a voting agreement with Xenith Corporation. Pursuant to the voting agreement, these existing First Bankshares shareholders have agreed, subject to certain very limited exceptions, to vote all their shares of First Bankshares common stock owned or subsequently acquired by them to approve the merger proposal. As of the record date for the annual meeting, these shareholders were entitled to vote at the annual meeting approximately 16.7% of the outstanding shares of First Bankshares common stock entitled to vote at the annual meeting. The existence of this voting agreement makes it more difficult for First Bankshares shareholders who do not vote for the merger proposal to prevent the approval of the merger proposal. See “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Voting Agreements.”

If you are a First Bankshares shareholder and you tender some or all of your shares of First Bankshares common stock to make a cash election, you will not be able to sell those shares unless you revoke your cash election with respect to those shares prior to the cash election deadline.

If you are a First Bankshares shareholder of record and want to make a valid cash election, you will need to deliver your stock certificate(s) (or an affidavit for lost certificates) and a properly completed and signed cash election form, which will be sent to you under separate cover, to the exchange agent prior to the cash election deadline, which is 5:00 p.m., Eastern Time, September [__], 2009. You will not be able to sell any shares of First Bankshares common stock that you have delivered as part of your cash election unless you revoke your cash election before the cash election deadline by providing written notice of revocation to the exchange agent. If you do not revoke your cash election, you will not be able to sell your shares of First Bankshares common stock for any reason until you receive cash or shares of Xenith Bankshares common stock in the merger. In the time between the cash election deadline and the closing of the merger, the market price of First Bankshares common stock may change, and you might otherwise want to sell your shares of First Bankshares common stock to gain access to cash, make other investments, or for other reasons. The date that you will receive your merger consideration depends on the completion date of the merger, which is uncertain. The completion date of the merger might be later than expected due to unforeseen events, such as delays in obtaining regulatory approvals. See “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Cash Election; Surrender of Stock Certificates” on page 60 for more information.

First Bankshares shareholders may not receive merger consideration in the proportion of cash or both stock and cash they elect.

Shareholders of First Bankshares may elect to retain their shares of First Bankshares common stock or to receive $9.23 in cash per share, subject to proration in the event the aggregate cash elections exceed 25% of the total number of shares of First Bankshares common stock outstanding immediately prior to the effective time of the merger. As such, if all First Bankshares shareholders elected to receive cash for all of their shares of First Bankshares common stock, each shareholder would receive cash for only one-quarter of his or her shares and would retain the other three-quarters of his or her shares, notwithstanding his or her elections. Accordingly, at the time a cash-electing First Bankshares shareholder votes on the proposal to approve the merger, he or she would only be guaranteed to receive cash for 25% of his or her shares.

Shareholders of First Bankshares who elect to receive cash in the merger will limit or eliminate their participation in future growth of Xenith Bankshares.

To the extent shareholders of First Bankshares receive cash in the merger, they will own less interest in Xenith Bankshares, which will afford them less opportunity to participate in future growth, if any, in the value of Xenith Bankshares. If a First Bankshares shareholder receives cash in the merger for all of his or her shares of First Bankshares common stock, he or she will not participate at all in future growth, if any, in the value of Xenith Bankshares.

Upon completion of the merger, First Bankshares’ articles of incorporation, to the extent First Bankshares shareholders approve Proposals II through VII, and bylaws will be amended and restated and First Bankshares shareholders who elect to retain some or all of their First Bankshares common stock will have different rights as shareholders that may be less advantageous than their current rights.

While First Bankshares will be the surviving legal entity in the merger, operating under the new name Xenith Bankshares, its articles of incorporation, to the extent First Bankshares shareholders approve Proposals II through VII, and bylaws will be amended and restated in connection with the merger. As such, while First Bankshares shareholders may elect to retain some or all of their shares of First Bankshares common stock, which will become shares of Xenith Bankshares common stock, the articles of incorporation and bylaws governing their rights as shareholders will change. A First Bankshares shareholder may conclude that his or her current rights under the existing First Bankshares articles of incorporation and bylaws are more advantageous than the rights they may have as shareholders of Xenith Bankshares under the amended and restated articles of incorporation and bylaws of Xenith Bankshares. For more information, see “COMPARATIVE RIGHTS OF SHAREHOLDERS.”

The merger agreement limits First Bankshares’ ability to pursue alternative transactions to the merger and requires First Bankshares to pay a termination fee if it does.

The merger agreement prohibits First Bankshares and its directors, officers, representatives and agents from soliciting, authorizing the solicitation of or, subject to very narrow exceptions, entering into discussions with any third party regarding alternative acquisition proposals. The prohibition limits First Bankshares’ ability to pursue offers that may be superior from a financial point of view from other possible acquirers. If First Bankshares receives an unsolicited proposal from a third party that is superior from a financial point of view to that made by Xenith Corporation and the merger agreement is terminated, First Bankshares would be required to pay a $1.0 million termination fee.

If the merger is not completed, First Bankshares will have incurred substantial expenses without realizing the expected benefits of the merger.

First Bankshares has incurred substantial expenses in connection with the merger. The completion of the merger depends on the satisfaction of certain conditions including the approval of both companies’ shareholders and the approval of state and federal regulatory authorities. Neither First Bankshares nor Xenith Corporation can guarantee that these conditions will be met. If the merger is not completed, these expenses could have a material adverse impact on the financial condition of First Bankshares because it would not have realized the expected benefits of the merger.

The following risk factors related to the merger address issues of particular interest to Xenith Corporation shareholders. However, these risk factors may also be material to shareholders of First Bankshares in deciding how to vote their shares in connection with the merger proposal and whether to elect to receive cash for all or for a portion of their shares. Accordingly, we encourage all shareholders of Xenith Corporation and First Bankshares to read the following risk factors.

Xenith Corporation shareholders who are entitled to vote at the special meeting over 50% of Xenith Corporation common stock outstanding as of the record date for the special meeting have entered into a voting agreement pursuant to which they have agreed to vote their shares of Xenith Corporation common stock for approval of the merger proposal.

Xenith Corporation’s current articles of incorporation provide that the merger proposal must be approved by the affirmative vote of the holders of a majority of Xenith Corporation outstanding common stock. As an inducement to First Bankshares to enter into the merger agreement, each of Xenith Corporation’s shareholders existing as of the date of the merger agreement, BankCap Partners Fund and T. Gaylon Layfield, III, entered into a voting agreement with First Bankshares. Pursuant to the voting agreement, these shareholders have agreed, subject to certain very limited exceptions, to vote all of their shares of Xenith Corporation common stock owned or subsequently acquired by them to approve the merger proposal. As of the record date for the special meeting, these shareholders were entitled to vote at the special meeting approximately 75.7% of the outstanding shares of Xenith Corporation’s common stock entitled to vote at the special meeting. Accordingly, it is expected that the merger proposal will be approved by Xenith Corporation shareholders regardless of whether any Xenith Corporation shareholders who are not party to this voting agreement vote to approve the merger proposal. See “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Voting Agreements.”

The value of the merger consideration that Xenith Corporation shareholders will receive is not fixed.

Upon the completion of the merger, each share of Xenith Corporation common stock will be converted into the right to receive shares of Xenith Bankshares common stock, pursuant to the terms of the merger agreement. The number of shares of Xenith Bankshares common stock received by each Xenith Corporation shareholder will be based on the net book value per share of Xenith Corporation common stock immediately prior to the effective time of the merger. Xenith Corporation anticipates incurring losses between the date of this joint proxy statement and the closing date of the merger. As a result, any delay in completing the merger or any unanticipated expenses will reduce the number of shares of Xenith Bankshares common stock to be received by Xenith Corporation shareholders in the merger. In addition, the value of the merger consideration to be received by Xenith Corporation shareholders will fluctuate based on the market price of First Bankshares common stock. Stock price changes may result from a variety of factors, including general market and economic conditions, changes in First Bankshares’ business, operations and prospects, and regulatory considerations. Many of these factors are beyond First Bankshares’ control.

Accordingly, at the time that Xenith Corporation shareholders vote with respect to the merger proposal, they will not be able to determine the number of shares of Xenith Bankshares common stock that they will receive in the merger or the value of the Xenith Bankshares common stock they will receive in the merger.

Risks Related to the Banking Industry

Difficult market conditions have adversely affected the banking industry.

Dramatic declines in the housing market over the past two years, with falling home prices and increasing foreclosures, unemployment and under-employment, have negatively impacted the credit performance of real estate related loans and resulted in significant write-downs of asset values by financial institutions. These write-downs, initially of asset-backed securities but spreading to other securities and loans, such as commercial real estate loans, have caused many financial institutions to seek additional capital, to reduce or eliminate dividends, to merge with larger and stronger institutions and, in some cases, to fail. Reflecting concern about the stability of the financial markets generally and the strength of counterparties, many lenders and institutional investors have reduced or ceased providing funding to borrowers, including to other financial institutions. This market turmoil and tightening of credit have led to an increased level of commercial and consumer delinquencies, lack of consumer confidence, increased market volatility and widespread reduction of business activity generally. The resulting economic pressure on consumers and commercial borrowers and lack of confidence in the financial markets has adversely affected First Bankshares’ business, financial condition and results of operations. Market developments may affect consumer confidence levels and may cause adverse changes in payment patterns, causing increases in delinquencies and default rates for financial institutions, which may impact charge-offs and provisions for credit and fraud losses. A worsening of these conditions would likely exacerbate the adverse effects of these difficult market conditions on the banking industry and, subsequent to the merger, Xenith Bankshares.

There can be no assurance that enacted legislation or any proposed federal programs will stabilize the U.S. financial system and such legislation and programs may adversely affect First Bankshares and, subsequent to the merger, Xenith Bankshares.

On October 3, 2008, President George W. Bush signed into law the Emergency Economic Stabilization Act of 2008, referred to herein as the EESA. The legislation was the result of a proposal by former Treasury Secretary Henry Paulson to the U.S. Congress in response to the financial crises affecting the banking system and financial markets and threats to investment banks and other financial institutions. Pursuant to the EESA, the Treasury has the authority to, among other things, purchase up to $700 billion of mortgages, mortgage-backed securities and certain other financial instruments from financial institutions for the purpose of stabilizing and providing liquidity to the U.S. financial markets. Also on October 14, 2008, the Treasury announced a program under the EESA pursuant to which it would provide senior preferred stock investments in participating financial institutions. On October 14, 2008, the FDIC announced the Temporary Loan Guarantee Program under the systemic risk exception to the Federal Deposit Act pursuant to which the FDIC would offer a guarantee of certain financial institution indebtedness in exchange for an insurance premium to be paid to the FDIC by issuing financial institutions. Government-sponsored programs resulting from the EESA and the American Recovery and Reinvestment Act of 2009 continue to be announced. Details of these programs, including the Term Asset-Backed Loan Program and the Public-Private Investment Partnership Program, are forthcoming and continue to evolve.

There can be no assurance as to the actual impact that any governmental program will have on the financial markets or the participation of First Bankshares and, subsequent to the merger, Xenith Bankshares in any of these programs will have on its results. The failure of governmental programs to stabilize the financial markets and a continuation or worsening of current financial market conditions could materially and adversely affect the business, financial condition, results of operations, and access to credit of First Bankshares and, subsequent to the merger, Xenith Bankshares.

Contemplated and proposed legislation, state and federal programs, and increased government control or influence may adversely affect First Bankshares and, subsequent to the merger, Xenith Bankshares by increasing the uncertainty in its lending operations and expose it to increased losses, including legislation that would allow bankruptcy courts to permit modifications to mortgage loans on a debtor’s primary residence, moratoriums on a mortgagor’s right to foreclose on property, and requirements that fees be paid to register other real estate owned property. Statutes and regulations may be altered that may potentially increase First Bankshares’ and, subsequent to the merger, Xenith Bankshares’ costs to service and underwrite mortgage loans. Additionally, federal intervention and operation of formerly private institutions may adversely affect First Bankshares’ and, subsequent to the merger, Xenith Bankshares’ rights under contracts with such institutions, the way in which First Bankshares and, subsequent to the merger, Xenith Bankshares conducts business in certain markets and its competitive position.

Risks Related to the Combined Company

Xenith Corporation does not have a history as an operating company and Xenith Corporation’s existing board of directors and management will comprise a majority of the board of directors and will hold several of the most senior management positions with Xenith Bankshares.

The existing management of Xenith Corporation is not presently managing a going-concern financial institution. Xenith Corporation is the successor to Xenith Bank (In Organization), which was a Virginia bank (in organization) until discussions with First Bankshares led to a decision to terminate the activities of Xenith Bank (In Organization) prior to its receipt of regulatory approvals to open for business, and to change its name to Xenith Corporation. Although the management and board of directors of Xenith Corporation all have extensive backgrounds in the banking business in Virginia, Mr. Layfield has been inactive in the banking business since his retirement in 1997 from Signet Corporation, a major Virginia-based bank holding company that was acquired in 1997 by First Union Corporation (subsequently Wachovia Corporation and now Wells Fargo & Company). At the time of his retirement, Mr. Layfield was serving as President and Chief Operating Officer of Signet Corporation, as well as serving on Signet’s Corporation’s board of directors, its Management Committee, its Asset and Liability Committee and its Credit Policy Committee. Since his retirement, Mr. Layfield has been serving as president of Timber Resource Management, L.L.C., a privately held timber investment management organization. Other members of Xenith Corporation senior management have had more recent experience in the banking industry, but none of such individuals have been actively employed in a banking institution since June 2008. Although it is anticipated that the existing senior management of First Bankshares will continue in substantially their same management roles within the existing branches of Xenith Bank following the merger, the absence of recent employment of Xenith Corporation’s senior management in the banking industry in Virginia could adversely impact the business of Xenith Bankshares following the merger.

The soundness of other financial institutions with which Xenith Bankshares and Xenith Bank will do business could adversely affect Xenith Bankshares and Xenith Bank.

The ability of Xenith Bank to engage in routine funding transactions could be adversely affected by the actions and commercial soundness of other financial institutions. Financial services institutions are interrelated as a result of trading, clearing, counterparty or other relationships. Xenith Bankshares and Xenith Bank will have exposure to many different industries and counterparties, including counterparties in the financial industry, such as commercial banks and other institutional clients. As a result, defaults by, or even rumors or questions about, one or more financial services institutions, or the financial services industry generally, have led to market-wide liquidity problems and could lead to losses or defaults by Xenith Bankshares, Xenith Bank or by other institutions. Many of these transactions will expose Xenith Bankshares and Xenith Bank to credit risk in the event of default of a counterparty or client. In addition, this credit risk may be exacerbated when the collateral held by Xenith Bankshares or Xenith Bank cannot be realized upon or is liquidated at prices not sufficient to recover the full amount of the financial instrument exposure due them. There is no assurance that any such losses would not materially and adversely affect the results of operations of Xenith Bankshares and Xenith Bank.

For example, in the normal course of its business, SuffolkFirst Bank purchased various loan participations in loans made by Silverton Bank National Association, referred to herein as Silverton, and its subsidiary, Specialty Finance Group, LLC, referred to herein as SFG, totaling approximately $20.9 million (or approximately 18.3% of SuffolkFirst Bank’s total loan portfolio as of June 30, 2009). On May 1, 2009, Silverton was closed by the Comptroller of the Currency and the FDIC was appointed as its receiver, charged with the duty of winding up the affairs of Silverton. On May 5, 2009, SuffolkFirst Bank was informally advised that SFG remains open for business and intends to continue to administer participation agreements in accordance with past practices. Ten of SuffolkFirst Bank’s loan participation agreements are with SFG and three are with Silverton. There can be no assurance that the failure of Silverton will not have an adverse effect on SuffolkFirst Bank’s various loan participations with Silverton and SFG, which, in turn, could potentially lead to increased provisions for loan losses and otherwise adversely affect the operating results and financial condition of First Bankshares and SuffolkFirst Bank.

Because Xenith Bank’s loan portfolio is expected to include a substantial amount of commercial and industrial loans and commercial real estate loans, our earnings will be particularly sensitive to the financial and credit risks associated with these types of loans.

The financial and credit risk associated with commercial and industrial loans is a result of several factors, including the concentration of principal in a limited number of loans and borrowers, the size of loan balances, which is generally larger than consumer-type loans, and the effects of general economic conditions. Any significant failure to pay on time by Xenith Bank’s customers or a significant default by Xenith Bank’s customers would hurt the results of operations of Xenith Bankshares.

A significant portion of SuffolkFirst Bank’s loan portfolio is, and Xenith Bank’s loan portfolio will continue to be, secured by income producing property. SuffolkFirst Bank’s commercial real estate loan portfolio, which includes owner-occupied commercial real estate, represented over 60.4% of its total loan portfolio as of June 30, 2009. Underwriting and portfolio management activities cannot eliminate all risks related to these loans. Commercial real estate loans will typically be larger than consumer-type loans and may pose higher risks than other types of loans. In addition, it may be more difficult for commercial real estate borrowers to repay their loans in a timely manner in the current difficult economic climate, as commercial real estate borrowers’ abilities to repay their loans frequently depends on successful development of their properties. In addition, Xenith Bank may incur losses on commercial real estate loans due to declines in occupancy rates, rental rates and capitalization rates, which may decrease property values and may potentially decrease the likelihood that a borrower may find permanent financing alternatives. Currently, the availability of permanent financing alternatives in the market has been reduced and has thereby increased the financing risks inherent in SuffolkFirst Bank’s loan portfolio.

In addition to commercial real estate loans that are or will be secured by commercial real estate, Xenith Bank’s commercial and industrial loans will include owner-occupied real estate loans that are secured in part by the value of the real estate. The primary source of repayment for owner-occupied real estate loans is the cash flow produced by the related commercial enterprise, and the value of the real estate is a secondary source of repayment of the loan. Given the continued weaknesses in the commercial real estate market in general, there may be loans where the value of SuffolkFirst Bank’s collateral has been negatively impacted. Additionally, the weakening of the commercial real estate market may increase the likelihood of default of these commercial real estate loans, which would negatively impact loan portfolio performance and potentially negatively impact the results of operations and asset quality. If SuffolkFirst Bank or Xenith Bank is required to liquidate the collateral securing a loan to satisfy the debt during a period of reduced real estate values, its earnings and capital could be adversely affected. In addition, banking regulators are giving greater scrutiny to commercial real estate lending and may require banks with higher levels of commercial real estate loans to implement improved or additional underwriting, internal controls, risk management policies and portfolio stress testing. In banks with certain levels of commercial real estate loan concentrations, regulators are also considering requiring increased levels of reserves for loan losses as well as the need for additional capital. Any of these events could increase our costs, require management time and attention and negatively impact our business.

If the value of assets securing loans made by SuffolkFirst Bank decline materially, a significant portion of SuffolkFirst Bank’s loan portfolio could become undercapitalized, which could have a material adverse effect on SuffolkFirst Bank and, subsequent to the merger, Xenith Bank.

The loan portfolio of SuffolkFirst Bank contains a significant number of loans that were originated based on values that were higher than values determined under current market conditions. These loans are primarily secured by real estate, the values of which have declined in the Southeastern region of Virginia in which SuffolkFirst Bank operates. As a result, the loans have become under-collateralized, which could leave SuffolkFirst Bank and, subsequent to the merger, Xenith Bank unsecured with respect to a portion of the loan. First Bankshares does not anticipate that current market conditions will increase significantly in the short-term, which may result in losses to SuffolkFirst Bank in the amount of any shortfall between current market value and the remaining principal of the loan in the event of liquidation of the collateral securing such loans. Asset quality issues may arise as a result of the general decrease in market values and could cause First Bankshares’ and, subsequent to the merger, Xenith Bankshares’ interest income and net interest margin to decrease and its provisions for loan losses to increase, which could adversely affect its results of operations and financial condition.

Decisions regarding credit risk could be inaccurate and the allowance for loan losses may be inadequate, which could materially and adversely affect the business, financial condition, results of operations and future prospects of Xenith Bankshares.

Xenith Bank’s loan portfolio and investments in marketable securities will expose it to credit risk. Inherent risks in lending also include the inability to compete with other lenders, lack of control over fluctuations in interest rates and collateral values, principally real estate, and economic downturns. Making loans will be an essential element of Xenith Bank’s business, and there is a risk that the loans will not be repaid. The risk of nonpayment is affected by a number of factors, including:

•	the duration of the loan;

•	credit risks of a particular borrower;

•	changes in economic or industry conditions; and

•	in the case of a collateralized loan, risks resulting from uncertainties about the future value of the collateral.

As do all financial institutions, SuffolkFirst Bank maintains, and Xenith Bank will maintain, an allowance for loan and lease losses and other reserves to absorb the level of losses in its portfolios. SuffolkFirst Bank has attempted to maintain appropriate reserves to provide for probable losses inherent in SuffolkFirst Bank’s loan portfolio. However, SuffolkFirst Bank’s reserves may not be sufficient to cover the loan and lease losses that it actually incurs. While SuffolkFirst Bank maintains, and Xenith Bank will maintain, a reserve at a level management believes is adequate, its charge-offs could exceed these reserves. See also “—The soundness of other financial institutions with which Xenith Bankshares and Xenith Bank will do business could adversely affect Xenith Bankshares and Xenith Bank” on page 23.

As of June 30, 2009, SuffolkFirst Bank had an allowance for loan and lease losses of $2.2 million, which represented approximately 1.9% of SuffolkFirst Bank’s total loans. The allowance for loan and lease losses reflected an increase of $503,000 over the allowance as of December 31, 2008. At June 30, 2009, non-performing assets were $2.7 million, an increase from $677,000 at December 31, 2008. These non-performing assets represent loans either not currently accruing interest or identified as higher risk loans and any further deterioration in the financial condition of the borrowers associated with those loans could increase SuffolkFirst Bank’s potential loan losses. If SuffolkFirst Bank or, subsequent to the merger, Xenith Bank experiences defaults by borrowers to a greater extent than anticipated, First Bankshares’, or, subsequent to the merger, Xenith Bankshares’ earnings would be negatively impacted.

As of the date of the merger, as part of Xenith Bankshares’ recording of the merger in accordance with acquisition accounting, it will record SuffolkFirst Bank’s loans at fair value and SuffolkFirst Bank’s allowance will be eliminated. To the extent that the credit losses of the loan portfolio are greater than are considered in Xenith Bankshares’ fair value adjustment at the date of acquisition, our earnings would be negatively impacted.

Following the completion of the merger, Xenith Bankshares will review the adequacy of Xenith Bank’s reserves and the underlying estimates on a periodic basis and make adjustments to the reserves when required. However, because there is no precise method of predicting loan losses, there is no assurance that Xenith Bank’s actual losses will not exceed these estimates. As a result, Xenith Bankshares will always face the risk that charge-offs in future periods will exceed Xenith Bank’s reserves and that additional increases in Xenith Bank’s reserves will be required.

In addition, bank regulatory agencies may require SuffolkFirst Bank before the merger, or Xenith Bank after the merger, to establish additional reserves. Additions to the reserves will result in a decrease in net income and capital and could hinder the ability to grow assets.

Commercial real estate lending guidance issued by the federal banking regulators could impact our operations and capital requirements.

The Federal Reserve Board, the Office of the Comptroller of the Currency and the FDIC, along with the other federal banking regulators, issued final guidance on December 6, 2006, entitled “Concentrations in Commercial Real Estate Lending, Sound Risk Management Practices” directed at institutions that have particularly high concentrations of commercial real estate loans within their lending portfolios. This guidance suggests that institutions whose commercial real estate loans exceed certain percentages of capital should implement heightened risk management practices appropriate to their concentration risk and may be required to maintain higher capital ratios than institutions with lower concentrations in commercial real estate lending. Based on SuffolkFirst Bank’s commercial real estate concentration as of June 30, 2009, it is not subject to additional supervisory analysis. We do not anticipate that Xenith Bank’s commercial real estate lending practices will subject it to this guidance. We cannot guarantee that any risk management practices we implement after the completion of the merger will be effective to prevent losses relating to Xenith Bank’s commercial real estate portfolio. Management will undertake controls to monitor Xenith Bank’s commercial real estate lending, but we cannot predict the extent to which this guidance may impact the future operations or capital requirements of Xenith Bankshares.

Failure to implement our business strategies may adversely affect our financial performance.

The directors and executive officers of Xenith Corporation who will be directors and executive officers of Xenith Bankshares following the merger have developed a business plan that details the strategies they intend to implement for Xenith Bank. If they cannot implement their business strategies, Xenith Bank will be hampered in its ability to maintain and develop business and serve its customers, which could in turn have an adverse effect on our financial performance. Even if their business strategies are successfully implemented, they may not have the favorable impact on operations that they anticipate.

Xenith Bankshares may not be able to access funding sufficient to support its asset growth.

Xenith Bankshares’ business plan and marketing strategy will be based on access to funding from local customer deposits, such as checking and savings accounts and certificates of deposits. Deposit levels may be affected by a number of factors, including rates paid by competitors, general interest rate levels, FDIC insurance costs, returns available to customers on alternative investments and general economic conditions. If local customer deposits are not sufficient to fund Xenith Bank’s asset growth, Xenith Bankshares will look to outside sources such as advances from the Federal Home Loan Bank of Atlanta, referred to herein as the FHLB. The FHLB is a secured funding outlet. The ability to access advances from the FHLB will be dependent upon whether and to the extent Xenith Bankshares can provide collateral. Xenith Bankshares may also look to brokered deposits as a source of liquidity as discussed immediately below under “—Xenith Bankshares’ use of brokered deposits may be limited or discouraged by bank regulators, which could adversely impact its liquidity.”

Xenith Bankshares’ use of brokered deposits may be limited or discouraged by bank regulators, which could adversely impact its liquidity.

Depositors that invest in brokered certificates of deposit are generally interest rate sensitive and well-informed about alternative markets and investments. Consequently, these types of deposits may not provide the same stability to a bank’s deposit base as traditional local retail deposit relationships. In addition, Xenith Bankshares’ liquidity may be negatively affected if that funding source experiences supply difficulties due to loss of investor confidence or a flight to other investments. Regulatory developments with respect to wholesale funding, including increased FDIC insurance costs for or limits on the use of these deposits, may further limit the availability of that alternative. In light of regulatory pressure, there may be a cost premium for locally generated certificates of deposit as compared to brokered deposits, which may increase Xenith Bankshares’ expenses.

SuffolkFirst Bank relies, and Xenith Bank will rely, on short-term funding, which can be adversely affected by local and general economic conditions.

As of June 30, 2009, $23.7 million, or 18.3%, of SuffolkFirst Bank’s deposits, consisted of demand, statement savings, money market, and NOW accounts. The $106.0 million remaining balance of deposits includes certificates of deposit, of which approximately $75.82 million, or 71.54% of SuffolkFirst Bank’s total deposits, is due to mature within one year. The ability of SuffolkFirst Bank or Xenith Bank to attract and maintain deposits, as well as its cost of funds, has been, and will continue to be significantly affected by money market and general economic conditions. If SuffolkFirst Bank or, subsequent to the merger, Xenith Bank increases interest rates paid to retain deposits, its earnings may be adversely affected.

Xenith Bankshares may not be able to raise additional capital on terms favorable to it or at all.

Following the completion of the merger, should Xenith Bankshares need additional capital to support its business, expand its operations or maintain its minimum capital requirements, it may not be able to raise additional funds through the issuance of additional shares of its common stock or other securities. Furthermore, the significant amount of Xenith Bankshares common stock that BankCap Partners Fund will own may discourage other potential investors from offering to acquire newly issued shares. Even if Xenith Bankshares is able to obtain capital through the issuance of additional shares of its common stock or other securities, the sale of these additional shares could significantly dilute the ownership interest of then existing Xenith Bankshares shareholders. In addition, the holders of warrants and options for Xenith Bankshares common stock could exercise them when Xenith Bankshares could otherwise obtain capital by offering additional securities on terms more favorable to it than those provided by the warrants and options.

Failure to manage rapid expansion may adversely affect Xenith Bankshares’ financial performance.

Xenith Bankshares’ ability to offer products and services and implement its business plan successfully in a highly competitive market requires an effective planning and management process. Future expansion efforts, internally or through acquisitions, could be expensive and put a strain on our management, financial, operational, and technical resources. Xenith Bankshares intends to increase the scope of its operations at a rapid rate. Xenith Bankshares also expects to hire a significant number of new employees shortly after the merger closes. To manage future growth effectively, Xenith Bankshares will have to maintain and enhance financial and accounting systems and controls, as well as integrate new personnel and manage expanded operations. There can be no assurance that Xenith Bankshares will be able to manage effectively its expanding operations. If Xenith Bankshares is unable to manage growth effectively, its business, financial condition, and results of operations could be materially and adversely affected.

First Bankshares’ business is, and Xenith Bankshares’ business will be, dependent on technology and an inability to invest in technological improvements or obtain reliable technological support may adversely affect our results of operation and financial condition.

The financial services industry is undergoing rapid technological changes with frequent introductions of new technology-driven products and services. In addition to better serving customers, the effective use of technology increases efficiency and enables financial institutions to reduce costs. Our ability to grow and compete will depend in part upon the ability to address the needs of customers by using technology to provide products and services that will satisfy their operational needs, while managing the costs of expanding our technology infrastructure. Many competitors have substantially greater resources to invest in technological improvements and third-party support. There can be no assurance that either First Bankshares or, subsequent to the merger, Xenith Bankshares will be able to effectively implement new technology-driven products and services or be successful in marketing these products and services to the customers of First Bankshares or, subsequent to the merger, Xenith Bankshares. For the foreseeable future, First Bankshares and, subsequent to the merger, Xenith Bankshares expect to rely on third-party service providers and on other third parties for services and technical support. If those products and services become unreliable or fail, the adverse impact on customer relationships and operations could be material.

Fluctuations in interest rates could reduce Xenith Bankshares’ profitability as Xenith Bankshares expects to realize income primarily from the difference between interest earned on loans and investments and interest paid on deposits and borrowings of Xenith Bank.

Xenith Bankshares will depend on Xenith Bank for income. Xenith Bank’s earnings will be significantly dependent on its net interest income, as Xenith Bank is expected to realize income primarily from the difference between interest earned on loans and investments and the interest paid on deposits and borrowings. Xenith Bank will experience “gaps” in the interest rate sensitivities of its assets and liabilities, meaning that either its interest-bearing liabilities will be more sensitive to changes in market interest rates than its interest-earning assets, or vice versa. In either event, if market interest rates should move contrary to Xenith Bank’s position, this “gap” may work against Xenith Bank, negatively affecting Xenith Bankshares’ earnings. Neither First Bankshares nor Xenith Corporation is able to predict fluctuations of market interest rates, which are affected by many factors, including inflation, recession, rising in unemployment, tightening money supply, and disorder and instability in domestic and foreign financial markets. Although Xenith Bankshares plans to design its asset-liability management strategy to mitigate its risk from changes in market interest rates, Xenith Bankshares may not be able to prevent changes in interest rates from having a material adverse effect on its results of operations and financial condition.

Xenith Bank will be required to pay higher premiums to the FDIC in 2009 for its federal deposit insurance.

Effective January 1, 2009, the FDIC increased its assessment rates for deposit insurance for all banking institutions. SuffolkFirst Bank’s deposit premiums increased from 5.61 basis points to 6.09 basis points effective March 31, 2009.

Like all insured banks, Xenith Bank may be required to pay higher premiums to the FDIC than those published for 2009 because market developments have impacted the deposit insurance fund of the FDIC and reduced the ratio of reserves to insured deposits. On February 26, 2009, the FDIC adopted interim rules, with request for comment, to (a) impose a one-time 20 basis point emergency special assessment effective on June 30, 2009, to be collected on September 30, 2009, and (b) to have the option to impose a further special assessment of up to 10 basis points on an insured bank’s assessment base on the last day of any calendar quarter after June 30, 2009, to be collected at the same time the risk-based assessments are collected. The final rule reduced the emergency special assessment to five basis points and on each insured depository institution’s assets, less its Tier 1 capital, as of June 30, 2009. The special assessment will be capped at 10 basis points of an institution’s domestic deposits. The FDIC has indicated that an additional special assessment will be necessary in the fourth quarter, but the FDIC has not indicated the amount of such assessment. Each basis point of any special assessment would result in approximately $1,560 of additional FDIC deposit insurance premium expense per quarter, on a pre-tax basis.

First Bankshares faces, and Xenith Bankshares will face, intense competition in its target markets.

The financial services industry, including commercial banking, mortgage banking, consumer lending and home equity lending, is highly competitive, and First Bankshares has encountered, and Xenith Bankshares will continue to encounter, strong competition for deposits, loans and other financial services in their target markets in each of their lines of business. Xenith Bank’s principal competitors will be other commercial banks in its target markets. However, additional competition is and will continue to be provided by savings banks, savings and loan associations, mutual funds, money market funds, finance companies, trust companies, insurers, leasing companies, credit unions and mortgage companies with respect to some of SuffolkFirst Bank’s and Xenith Bank’s products and services. Many of SuffolkFirst Bank’s and Xenith Bank’s non-bank competitors are not subject to the same degree of regulation as SuffolkFirst Bank and Xenith Bank are and have advantages over them in providing certain services. Many of SuffolkFirst Bank’s and Xenith Bank’s competitors are significantly larger than SuffolkFirst Bank and Xenith Bank and have greater access to capital and other resources, higher lending limits and larger branch networks. After the completion of the merger, Xenith Bank intends to open branches in Richmond, Virginia and Tysons Corner in Northern Virginia. SuffolkFirst Bank does not have branches in Richmond or Tysons Corner and, as such, Xenith Bank will not be able to build from a pre-existing customer base in either of these markets. To expand into Richmond and Tysons Corner, Xenith Bank will have to compete successfully against banks with established businesses, relationships and reputations in those markets. There is no assurance that Xenith Bank will be able to do so. These competitive factors may have a material adverse effect on the profitability of SuffolkFirst Bank’s and Xenith Bank’s lending and deposit operations.

Xenith Bank may become subject to significant liabilities in the event it forecloses on or takes title to real property.

When underwriting a commercial real estate loan, Xenith Bank will generally take a lien on the commercial real estate and, in some instances upon a default by the borrower, Xenith Bank may foreclose on and take title to the property, which may lead to potential financial risk for us under applicable environmental laws. Many environmental laws can impose liability regardless of whether Xenith Bank knew of, or was responsible for, any contamination of property upon which it may foreclose.

An economic downturn or recession, especially one affecting the target markets of Xenith Bank, may have an adverse effect on its financial performance.

General economic conditions impact the banking industry. Delinquencies and credit losses in the financial services industry generally increase during economic downturns or recessions. Likewise, loan demand may decline during an economic downturn or recession. Accordingly, an economic downturn or recession, either local or national, could adversely affect the financial performance of Xenith Bank as customers default on their loans with Xenith Bank or carry lower balances. Unlike many of its larger competitors, the majority of SuffolkFirst Bank’s borrowers and depositors are, and those of Xenith Bank are expected to continue to be, middle-market businesses and individuals located or doing business in the target markets of SuffolkFirst Bank and Xenith Bank. As a result, the operations and profitability of SuffolkFirst Bank and Xenith Bank may be more adversely affected by a local economic downturn or recession than those of larger, more geographically diverse competitors. Factors that adversely affect the economy in the target markets of Xenith Bank could reduce its deposit base and demand for products and services, which may decrease earnings. An adverse change in the local economy could make it more difficult for borrowers to repay their loans, which could lead to loan losses for Xenith Bank.

Xenith Bank will depend on the accuracy and completeness of information about customers and counterparties.

In deciding whether to extend credit or enter into other transactions, Xenith Bank may rely on information furnished by or on behalf of its customers and counterparties, including financial statements, credit reports and other financial information. Xenith Bank may also rely on representations of those customers, counterparties or other third parties, such as independent auditors, as to the accuracy and completeness of that information. Reliance on inaccurate or misleading financial statements, credit reports or other financial information could have a material adverse impact on business and, in turn, results of operation and financial condition.

Consumers and businesses may decide not to use banks to complete their financial transactions.

Technology and other changes are allowing parties to complete financial transactions that historically have involved banks through alternative methods. The possibility of eliminating banks as intermediaries could result in the loss of interest and fee income, as well as the loss of customer deposits and the related income generated from those deposits. The loss of these revenue streams and the lower cost deposits as a source of funds could have a material adverse effect on the results of operations and financial condition of Xenith Bank.

After the merger, Xenith Bankshares will be dependent on its key personnel, including its executive officers and directors, and the loss of such persons may adversely affect its operations and financial performance.

Following the merger, Xenith Bankshares will be for the foreseeable future dependent on the services of Mr. Layfield, who will be Xenith Bankshares’ President and Chief Executive Officer; Mr. Osgood, who will be Xenith Bankshares’ Chief Financial Officer and Chief Administrative Officer; and Messrs. Cottrell, Davis and O’Flaherty. Xenith Bankshares will also be dependent on the services of Darrell Swanigan and Keith Hawkins who are intimately familiar with the current operations of First Bankshares and SuffolkFirst Bank. Should the services of these individuals or other key executives become unavailable, there can be no assurance that a suitable successor could be found who would be willing to be employed upon the terms and conditions that Xenith Bankshares would offer. A failure to replace any of these individuals promptly could have an adverse effect on Xenith Bankshares’ results of operations and financial performance. Additionally, the community involvement, diverse backgrounds, and extensive local business relationships of the individuals expected to serve as directors of Xenith Bankshares will be important to the success of Xenith Bankshares. If the expected composition of the Xenith Bankshares board of directors were to change materially, Xenith Bankshares’ banking business may suffer.

System failure or breaches of our network security could lead to increased operating costs as well as litigation and other liabilities.

The computer systems and network infrastructure that First Bankshares uses and Xenith Bankshares will use could be vulnerable to unforeseen problems. The operations of First Bankshares are, and the operations of Xenith Bankshares will be, dependent in part upon our ability to protect our computer equipment against damage from fire, power loss, telecommunications failure or a similar catastrophic event. Any damage or failure that causes an interruption in operations could have an adverse effect on customers. In addition, we must be able to protect the computer systems and network infrastructure utilized by us against physical damage, security breaches and service disruption caused by the Internet or other users. Such computer break-ins and other disruptions would jeopardize the security of information stored in and transmitted through our computer systems and network infrastructure, which may result in significant liability to us and deter potential customers.

First Bankshares is, and Xenith Bankshares will be, subject to extensive regulation in the conduct of their business operations, which could adversely affect their financial results.

The banking industry is heavily regulated. Banking regulations are primarily intended to protect the federal deposit insurance funds and depositors, not shareholders. These regulations affect lending practices, capital structure, investment practices, dividend policy and growth, among other things. For example, federal and state consumer protection laws and regulations will limit the manner in which SuffolkFirst Bank and Xenith Bank may offer and extend credit. From time to time, the United States Congress and state legislatures consider changing these laws and may enact new laws or amend existing laws to further regulate the financial services industry. Changes to statutes, regulations or regulatory policies, including changes in interpretation or implementation of statutes, regulations or policies, could affect us in substantial and unpredictable ways. Such changes could subject First Bankshares and Xenith Bankshares to additional costs, limit the types of financial services and products they may offer and/or increase the ability of non-banks to offer competing financial services and products, among other things. Failure to comply with laws, regulations or policies could result in sanctions by regulatory agencies, civil money penalties and/or reputation damage, which could have a material adverse effect on the business, financial condition and results of operations of First Bankshares and Xenith Bankshares. In addition, the laws governing bankruptcy generally favor debtors, making it more expensive or more difficult to collect from customers who have declared bankruptcy.

Risks Related to the Status of BankCap Partners Fund as a Bank Holding Company

BankCap Partners Fund is a bank holding company and, following the merger, will be deemed to be a multi-bank holding company for two institutions.

We estimate that BankCap Partners Fund will beneficially own approximately 55.71% of Xenith Bankshares common stock following the completion of the merger. BankCap Partners Fund is currently a registered bank holding company under the Bank Holding Company Act with respect to Atlantic Capital Bank, an Atlanta, Georgia-based bank, and is regulated by the Federal Reserve Board.

Under the Federal Reserve Board guidelines, every bank holding company must serve as a “source of strength” for each of their bank subsidiaries. In addition, the Federal Deposit Insurance Corporation Act of 1991 requires that an insured depository institution shall be liable for the loss incurred or anticipated by the FDIC arising from the default of a commonly controlled insured depository institution or any assistance provided by the FDIC to any commonly controlled insured depository institution in danger of default. Currently, BankCap Partners Fund is deemed a bank holding company for Atlantic Capital Bank and will also be deemed to be a bank holding company for Xenith Bank after the merger. The position of BankCap Partners Fund as a source of strength to other depository institutions may limit its ability to serve as a source of strength for Xenith Bank and could adversely affect Xenith Bank’s ability to access resources of BankCap Partners Fund. Federal bank regulatory agencies have additional discretion to require a bank holding company to divest itself of any bank or non-bank subsidiary if the agency determines that divestiture may aid the depository institution’s financial condition.

Xenith Bank may be obligated to provide financial assistance to any other financial institution as to which BankCap Partners Fund is deemed to be a bank holding company.

A bank for which BankCap Partners Fund is deemed to be a bank holding company may be required to indemnify, or cross-guarantee, the FDIC against losses the FDIC incurs with respect to any other bank controlled by BankCap Partners Fund. Accordingly, Xenith Bank may be obligated to provide financial assistance to Atlantic Capital Bank or any other financial institution regarding which BankCap Partners Fund is deemed to be a bank holding company. Any financial assistance that Xenith Bank has to provide could reduce our capital and result in a reduction in the value of your shares of common stock that you receive in the merger, and could result in a complete loss of your investment.

Risks Related to Xenith Bankshares Common Stock

The market price of the shares of Xenith Bankshares common stock that are received in the merger may fluctuate significantly.

Upon completion of the merger, each share of Xenith Corporation common stock will be converted into the right to receive shares of Xenith Bankshares common stock pursuant to the terms of the merger agreement. In addition, existing shareholders of First Bankshares will be able to elect to retain some or all of their shares of First Bankshares common stock, which shares will become shares of Xenith Bankshares common stock upon closing of the merger, or receive cash in exchange for their shares of First Bankshares common stock (subject to the limitation described under “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Proration”). The market price of the shares of common stock that shareholders receive or retain in the merger could fluctuate significantly prior to or following the completion of the merger for various reasons, including the following:

•	First Bankshares’ or, subsequent to the merger, Xenith Bankshares’ quarterly or annual earnings or those of other banks;

•	the public’s reaction to First Bankshares’ or, subsequent to the merger, Xenith Bankshares’ press releases, other public announcements and filings with the SEC;

•	changes in U.S. and global economic conditions and financial markets;

•

primary sales of common stock by First Bankshares or, subsequent to the merger, Xenith Bankshares or secondary sales of common stock by the directors and executive officers of First Bankshares or, subsequent to the merger, Xenith Bankshares; and

•	the other factors described in this joint proxy statement.

The shares of Xenith Bankshares common stock that shareholders of Xenith Corporation receive in the merger will not be registered under the Securities Act.

The shares of Xenith Bankshares common stock that shareholders of Xenith Corporation will receive in the merger in exchange for their shares of Xenith Corporation common stock will not have been registered under the Securities Act or any state securities laws. As a result, such shares cannot be resold or transferred except through registration under, or exemptions from the registration requirements of, the Securities Act and applicable state laws.

Future sales of shares of Xenith Bankshares common stock following the completion of the merger may depress the price of Xenith Bankshares’ common stock.

Shareholders of Xenith Corporation common stock have been granted certain demand registration rights to have the shares of Xenith Bankshares common stock that they receive in the merger registered for resale under the Securities Act. See “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Xenith Corporation Investor Rights Agreement—Registration Rights” for more information. Upon registration, these shares of common stock will be eligible for sale without restriction. Any sales of a substantial number of such shares, or the perception that these sales may occur, may cause the market price of Xenith Bankshares common stock to decline.

An investment in First Bankshares or Xenith Bankshares common stock is not an insured deposit.

Neither the outstanding First Bankshares common stock nor the Xenith Bankshares common stock to be issued in the merger is a bank deposit and, therefore, neither is insured against loss by the FDIC or by any other public or private entity. Investment in the common stock of First Bankshares and Xenith Bankshares is inherently risky for the reasons described in this “RISK FACTORS” section and elsewhere in this joint proxy statement and is subject to the same market forces that affect the price of common stock in any company. As a result, if you acquire or retain common stock of First Bankshares or Xenith Bankshares, you may lose some or all of your investment.

Following the completion of the merger, BankCap Partners Fund will own a significant amount of Xenith Bankshares outstanding common stock, which will enable it to influence the vote on all matters submitted to a vote of Xenith Bankshares’ shareholders.

As of date of this joint proxy statement, BankCap Partners Fund beneficially owns 3.5 million shares of Xenith Corporation common stock. In addition, BankCap Partners Fund holds immediately exercisable warrants to purchase 450,000 shares of Xenith Corporation common stock at an exercise price of $10.00 per share. In the merger, the Xenith Corporation common stock will be converted into Xenith Bankshares common stock and the warrants to purchase Xenith Corporation common stock will be converted into warrants to purchase shares of Xenith Bankshares common stock at the exchange ratio discussed under “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Merger Consideration.” As a result, following the merger, BankCap Partners Fund will beneficially own approximately 55.71% of the outstanding common stock of Xenith Bankshares, including immediately exercisable warrants to purchase approximately 408,060 additional shares of Xenith Bankshares common stock at an exercise price of $11.03 per share, based on the assumptions regarding the exchange ratio described under “PROPOSAL I –APPROVAL OF THE MERGER AND RELATED MATTERS—Merger Consideration.”

In addition, each existing shareholder of Xenith Corporation is a party to an Investor Rights Agreement, pursuant to which he or she has agreed to vote his or her shares of Xenith Corporation (prior to the merger) and of Xenith Bankshares (following the merger) in favor of (1) one designee of BankCap Partners Fund for election to the Xenith Bankshares board of directors for so long as BankCap Partners Fund or any of its affiliates is a registered bank holding company under the Bank Holding Company Act with respect to Xenith Bankshares and (2) one additional designee of BankCap Partners Fund for election to Xenith Bankshares board of directors for so long as BankCap Partners Fund and its affiliates own 25% or more of the outstanding common stock of Xenith Bankshares.

Accordingly, BankCap Partners Fund, through its beneficial ownership of Xenith Bankshares common stock and other rights, will be able to influence the vote on all matters submitted to a vote of Xenith Bankshares shareholders, including the election of directors, amendments to the articles of incorporation or bylaws, mergers or other business combination transactions and certain sales of assets outside the usual and regular course of business. The interests of BankCap Partners Fund may not coincide with the interests of other Xenith Bankshares shareholders, and they could take actions that advance their own interests to the detriment of other shareholders.

Exercise of warrants and options could cause dilution of your ownership in Xenith Bankshares.

BankCap Partners Fund and the directors and executive officers of Xenith Corporation hold warrants and options to purchase 838,000 shares of Xenith Corporation common stock as of the date of this joint proxy statement. In addition, as of the date of this joint proxy statement, the directors and executive officers of First Bankshares hold options to purchase 86,350 shares of First Bankshares common stock. In the merger, all of these warrants and options to purchase shares of Xenith Corporation common stock will be converted into warrants and options to purchase shares of Xenith Bankshares common stock at the exchange ratio discussed under “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Merger Consideration.” In addition, all of these options to purchase shares of First Bankshares common stock will remain exercisable for the same number of shares of Xenith Bankshares common stock for which they are currently exercisable. Exercise of some or all of these warrants and options, either before or after the merger, would cause dilution of your ownership interest in Xenith Bankshares and could cause the value of a share of Xenith Bankshares common stock to decline.

If Xenith Bankshares issues additional shares of common stock or other equity securities after the merger, your beneficial ownership percentage will be diluted.

Following the completion of the merger, if first Bankshares shareholders approve Proposals III and IV, Xenith Bankshares will be authorized to issue up to 100.0 million shares of common stock, less the number of shares outstanding at that time, and up to 25.0 million shares of preferred stock. Any shares of preferred stock that Xenith Bankshares issues may be senior to its common stock for purposes of dividends and liquidation preference. The Xenith Bankshares board of directors without the approval of shareholders, could from time to time decide to issue additional shares of common stock or shares of preferred stock, which may dilute your holdings. Any sale of additional shares of Xenith Bankshares common stock may be at prices lower than the market value of the shares you receive in the merger or on terms better than those of the shares you receive in the merger.

First Bankshares has not paid a dividend since its inception and, following the completion of the merger, Xenith Bankshares does not intend to pay dividends in the foreseeable future. There can be no assurance that Xenith Bankshares will ever have sufficient earnings to legally be able to pay dividends.

First Bankshares has not paid any dividends since its inception. Following the completion of the merger, Xenith Bankshares does not intend to pay any dividends in the foreseeable future. State and federal laws and regulations limit the amount of dividends that we may pay. Further, even if we have earnings in an amount sufficient to pay dividends, the board of directors of Xenith Bankshares may decide to retain earnings for the purposes of financing growth. No assurance can be given that Xenith Bankshares’ earnings, if any, will ever permit the payment of dividends to its shareholders. You should not rely on an investment in Xenith Bankshares if you require dividend income from your investment in Xenith Bankshares.

Certain provisions of Virginia law and Xenith Bankshares’ amended and restated articles of incorporation and amended and restated bylaws, as in effect after the completion of the merger, could make it more difficult for Xenith Bankshares shareholders to remove Xenith Bankshares’ board of directors and management and also could have the effect of discouraging a change of control transaction.

Certain provisions of Virginia law, the state in which First Bankshares is, and Xenith Bankshares will be, incorporated, and Xenith Bankshares’ amended and restated articles of incorporation and amended and restated bylaws could make it more difficult for Xenith Bankshares shareholders to remove its board of directors or management and also could have the effect of discouraging a change of control transaction. These provisions include:

•

subject to approval of Proposal III by First Bankshares shareholders, a provision allowing Xenith Bankshares’ board of directors to issue preferred stock with rights senior to those of the common stock without any vote or action by the holders of common stock. The issuance of preferred stock could adversely affect the rights and powers, including voting rights, of the holders of common stock;

•	subject to approval of Proposal VI by First Bankshares shareholders, a provision allowing the removal of directors only for cause;

•	the requirement that shareholders provide advance notice when nominating Xenith Bankshares’ directors or submitting other shareholder proposals; and

•	the inability of shareholders to convene a special shareholders’ meeting without the chairman of the board, the president or a majority of the board of directors first calling the meeting.

For more information, please see “DESCRIPTION OF XENITH BANKSHARES CAPITAL STOCK” in this joint proxy statement.

CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS

We make forward-looking statements in this joint proxy statement that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of operations or performance plans and objectives for future operations, projections of revenues and other financial items that are based on our beliefs as well as assumptions made by and information currently available to us. Also, when we use the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “will,” “should,” “would,” “could,” “project,” “predict,” or similar expressions, we are making forward-looking statements. Many possible events or factors could affect our future financial results and performance. This could cause our results or performance to differ materially from those expressed in our forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by our forward-looking statements include the following:

•	those discussed and identified in public filings with the SEC made by First Bankshares;

•	the timing of the completion of the merger;

•	the expenses and other liabilities incurred or accrued between the signing of the merger agreement and the closing of the merger;

•	Xenith Corporation’s ability to integrate its operations with those of First Bankshares in a timely and efficient manner;

•	general economic or business conditions, which may be worse than expected and may cause further deterioration of asset values;

•	exposure to counterparties in the financial industry;

•	decisions regarding credit risk and allowance for loan losses;

•	Xenith Bankshares’ ability to enact its business strategy for the combined company;

•	Xenith Bankshares’ ability to access funding to support its asset growth;

•	Xenith Bankshares’ use of brokered deposits and any limitations imposed on our ability to do so by our regulators;

•	Xenith Bankshares’ ability to manage rapid expansion;

•	reduction of operating margins caused by changes in the interest rate environment;

•	competition in Xenith Bankshares’ target markets;

•	Xenith Bankshares’ dependence on key personnel;

•	Xenith Bankshares’ dependence on technology;

•	legislative or regulatory changes; and

•	costs associated with compliance efforts and regulatory actions.

We have based our forward-looking statements on our current expectations about future events. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee you that these expectations actually will be achieved. We are under no duty to update any of the forward-looking statements after the date of this joint proxy statement to conform those statements to actual results. In evaluating these statements, you should consider various factors, including the risks outlined in the section entitled “RISK FACTORS,” beginning on page 17.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information and explanatory notes present the combined financial statements of Xenith Corporation and First Bankshares after giving effect to Xenith Corporation’s private offering of 4,758,100 shares of its common stock at a price of $10.00 per share, which was completed on June 26, 2009, and the merger, assuming that the private offering and merger were completed as of June 30, 2009 for balance sheet purposes, and as of January 1, 2008 for income statement purposes, in accordance with U.S. generally accepted accounting principles, referred to herein as GAAP.

The unaudited pro forma condensed combined financial information shows the impact of the merger on the combined balance sheets and statements of income under the acquisition method of accounting. Although the merger is structured as a merger of Xenith Corporation with and into First Bankshares, with First Bankshares being the surviving entity for legal purposes, Xenith Corporation is treated as the acquirer for accounting purposes. Under this method of accounting, the assets and liabilities of First Bankshares are recorded by Xenith Corporation at their estimated fair values as of the date the merger is completed. The unaudited pro forma condensed combined balance sheet as of June 30, 2009 assumes the merger was completed on that date. The unaudited pro forma income statements for the six months ended June 30, 2009 and for the year ended December 31, 2008 were prepared assuming the merger was completed on January 1, 2008.

First Bankshares and Xenith Corporation anticipate that the merger will provide financial benefits to the combined company, such as possible revenue enhancements and expense efficiencies, among other items, although no assurances can be given that such benefits will actually be achieved. These benefits have not been reflected in the unaudited pro forma condensed combined financial information. As required, the unaudited pro forma condensed combined financial information includes adjustments that reflect events that are directly attributable to the transaction. The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not indicative of the financial results of the combined companies had the private offering and merger been completed on the dates indicated, nor is it indicative of future financial results of the combined company.

In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combined financial information, the allocation of the purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment. The preliminary purchase price allocation for the merger may differ materially from the actual purchase price allocation that will be recorded upon the completion of the merger based upon changes in the estimated fair value of the assets and liabilities acquired from First Bankshares. Subsequent to the completion date of the merger, there may also be further refinements of the purchase price allocation as additional information becomes available.

The unaudited pro forma condensed combined financial information is derived from and should be read in conjunction with the historical financial statements and related notes of Xenith Corporation and First Bankshares, which are included on pages F-2 through F-50 of this joint proxy statement.

The following unaudited pro forma condensed combined balance sheet as of June 30, 2009, combines the June 30, 2009 historical balance sheets of Xenith Corporation and First Bankshares assuming that the private offering and the merger were completed as of June 30, 2009, on an acquisition accounting basis.

	Xenith Corporation	Xenith Corporation Pro Forma Offering Adjustments		Xenith Corporation Pro Forma for Offering	First Bankshares	Pro Forma Merger Adjustments		Xenith Corporation and First Bankshares Combined Pro Forma for Offering and Merger
Assets
Cash and Cash Equivalents	$1,832	$2,581	A	$4,413	$5,348	$(5,252)	B	$4,509
Securities Available for Sale	—	36,000	A	36,000	44,065	—		80,065
Loans (net)	—	—		—	111,848	(3,500)	C	108,348
Other Investments	—	—		—	2,222	—		2,222
Bank Premises and Equipment (net)	2,024	—		2,024	5,419	(250)	D	7,193
Other Real Estate Owned	—	—		—	650	(100)	E	550
Accrued Interest Receivable	—	—		—	1,150	—		1,150
Deferred Tax Asset	—	—		—	790	1,840	F	2,630
Goodwill	—	—		—	—	8,988	B, G	8,988
Core Deposit Intangible	—	—		—	—	500	H	500
Other Assets	513	(181)	A	332	548	320	J	1,200

Total Assets	$4,369	$38,400		$42,769	$172,040	$2,546		$217,355

Liabilities
Demand	$—	$—		$—	$20,051	—		$20,051
Savings	—	—		—	3,687	—		3,687
Time	—	—		—	105,972	1,500	I	107,472

Total Deposits	—	—		—	129,710	1,500		131,210

Accrued Interest Payable	—	—		—	895	—		895
Federal Funds Purchased and Borrowed Funds	—	—		—	25,004	—		25,004
Other Liabilities	912	—		912	570	2,079	J	3,561

Total Liabilities	912	—		912	156,179	3,579		160,670

Shareholders’ Equity
Common Stock	0	4,758	A	4,758	7,284	(5,912)	B	6,130
Additional Paid-in Capital	205	42,642	A	42,847	8,939	5,547	B	57,333
Contributed Capital	9,000	(9,000)	A	—	—	—		—
Retained Earnings	(5,748)	—		(5,748)	218	(1,248)	B	(6,778)
Accumulated Other Comprehensive Income (Loss)	—	—		—	(580)	580	B	—

Total Shareholders’ Equity	3,457	38,400		41,857	15,861	(1,033)		56,685

Total Liabilities and Shareholders’ Equity	$4,369	$38,400		$42,769	$172,040	$2,546		$217,355

The following unaudited pro forma condensed combined income statement for the six months ended June 30, 2009, combines the historical income statements of Xenith Corporation and First Bankshares assuming that the private offering and the merger were completed as of January 1, 2008, on an acquisition accounting basis.

	Xenith Corporation		Xenith Corporation Pro Forma Offering Adjustments		Xenith Corporation Pro Forma For Offering	First Bankshares	Pro Forma Merger Adjustments		Xenith Corporation and First Bankshares Combined Pro Forma for Offering and Merger
Interest Income
Interest and fees on loans		$—	$—		$—	$3,312	$150	C	$3,462
Interest on securities:
U.S. Treasury and U.S. Government agencies		—	—		—	1,304	—		1,304
Interest on Federal funds sold		—	—		—	2	—		2

Total Interest Income		—	—		—	4,618	150		4,768

Interest Expense
Interest on deposits		—	—		—	1,572	(250)	I	1,322
Interest on time certificates of $100,000 and over		—	—		—	451	—		451
Interest on Federal funds purchased and borrowed funds		—	—		—	301	—		301

Total Interest Expense		—	—		—	2,324	(250)		2,074

Net Interest Income		—	—		—	2,294	400		2,694
Provision for Loan Losses		—	—		—	640			640

Net Interest Income after Provision for Loan Losses		—	—		—	1,654	400		2,054

Non-Interest Income
Service charges on deposit accounts		—	—		—	143	—		143
Gains on sales of investments		—	—		—	232	—		232
Other		—	—		—	66	—		66

Total Non-Interest Income		—	—		—	441	—		441

Non-Interest Expense
Salaries and employee benefits		1,356	—		1,356	1,057	68	L	2,481
Expenses of premises and equipment		151	—		151	250	—		401
Lease expense		360	—		360	37	—		397
Bank franchise tax		—	—		—	64	—		64
Advertising		—	—		—	8	—		8
Data processing		120	—		120	94	—		214
Office supplies		20	—		20	37	—		57
Professional fees		413	—		413	625	(796)	N	242
Telecommunications		50	—		50	15	—		65
Other operating expenses		90	—		90	580	(164)	H,N	506

Total Non-Interest Expense		2,560	—		2,560	2,767	(892)		4,435

Income (loss) before Income Tax Expense		(2,560)	—		(2,560)	(672)	1,292		(1,940)
Income Tax Expense (Benefit)		—	—		—	(228)	228	K	—

Net Income		$(2,560)	—		$(2,560)	$(444)	$1,064		$(1,940)

Shares Outstanding		0	4,758	A	4,758	2,276	(904)	M	6,130

Earnings Per Share
Basic and Fully Diluted	$	n/a			$(0.54)	$(0.20)			$(0.32)

The following unaudited pro forma condensed combined income statement for the year ended December 31, 2008, combines the historical income statements of Xenith Corporation and First Bankshares assuming that the private offering and the merger were completed as of January 1, 2008, on an acquisition accounting basis.

	Xenith Corporation		Xenith Corporation Pro Forma Offering Adjustments		Xenith Corporation Pro Forma For Offering	First Bankshares	Pro Forma Merger Adjustments		Xenith Corporation and First Bankshares Combined Pro Forma for Offering and Merger
Interest Income
Interest and fees on loans		$—	$—		$—	$7,348	$300	C	$7,648
Interest on securities:
U.S. Treasury and U.S. Government agencies		—	—		—	2,396	—		2,396
Interest on Federal funds sold		—	—		—	60	—		60

Total Interest Income		—	—		—	9,804	300		10,104

Interest Expense
Interest on deposits		—	—		—	3,453	(500)	I	2,953
Interest on time certificates of $100,000 and over		—	—		—	1,202	—		1,202
Interest on Federal funds purchased and borrowed funds		—	—		—	903	—		903

Total Interest Expense		—	—		—	5,558	(500)		5,058

Net Interest Income		—	—		—	4,246	800		5,046
Provision for Loan Losses		—	—		—	829	—		829

Net Interest Income after Provision for Loan Losses		—	—		—	3,417	800		4,217

Non-Interest Income
Service charges on deposit accounts		—	—		—	308	—		308
Gains on sales of investments		—	—		—	264	—		264
Other		—	—		—	266	—		266

Total Non-Interest Income		—	—		—	838	—		838

Non-Interest Expense
Salaries and employee benefits		1,552	—		1,552	2,145	383	L	4,080
Expenses of premises and equipment		50	—		50	568	—		618
Lease expense		158	—		158	67	—		225
Bank franchise tax		—	—		—	98	—		98
Advertising		—	—		—	61	—		61
Data processing		10	—		10	130	—		140
Office supplies		24	—		24	64	—		88
Professional fees		1,156	—		1,156	198	—		1,354
Telecommunications		25	—		25	40	—		65
Other operating expenses		214	—		214	522	391	H, J	1,127

Total Non-Interest Expense		3,189	—		3,189	3,893	774		7,856

Income before Income Tax Expense		(3,189)	—		(3,189)	362	26		(2,801)
Income Tax Expense (Benefit)		—	—		—	117	(117)	K	—

Net Income		$(3,189)	—		$(3,189)	$245	$143		$(2,801)

Shares Outstanding		0	4,758	A	4,758	2,276	(904)	M	6,130

Earnings Per Share
Basic and Fully Diluted	$	n/a			$(0.67)	$0.11			$(0.46)

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL

INFORMATION

Note 1 – Basis of Preliminary Pro Forma Presentation

The unaudited pro forma condensed combined financial information presents the combined financial statements of Xenith Corporation and First Bankshares after giving effect to the private offering and the merger assuming that the private offering and the merger were completed as of June 30, 2009 for balance sheet purposes, and as of January 1, 2008 for income statement purposes.

The historical financial statements of Xenith Corporation have been adjusted to reflect reporting reclassifications necessary to conform to the presentation of the historical financial statements of First Bankshares. The unaudited pro forma condensed combined financial information reflects the application of GAAP for the periods presented. The adoption of new or changes to existing GAAP subsequent to the pro forma financial statement dates may result in changes to the presentation of the unaudited pro forma condensed combined financial information, if material.

The unaudited pro forma condensed combined financial information includes estimated adjustments to:

•	record the private offering; and

•

record the merger, reflecting the assets and liabilities of First Bankshares at their respective fair values based on management’s best estimate using the information available as of the date of this joint proxy statement.

The pro forma adjustments may be revised as additional information becomes available and as additional analysis is performed.

The final allocation of the First Bankshares purchase price will be determined after the merger is completed and after the completion of a final analysis to determine the fair values of First Bankshares’ tangible and intangible assets and liabilities as of the closing date. The final acquisition accounting adjustments may differ materially from the pro forma adjustments presented in this joint proxy statement. Increases or decreases in fair value of certain balance sheet amounts and other items of First Bankshares as compared to the information presented in this document may change the amount of the purchase price allocated to goodwill and other assets and liabilities and may impact the statement of income due to adjustments in yield and/or amortization of adjusted assets and liabilities.

The pro forma basic and diluted earnings per share were calculated using the actual weighted-average shares outstanding for the periods presented, plus the incremental shares issued or expected to be issued and the dilutive impact of warrants and options granted or expected to be granted in connection with the private offering and the merger, assuming the transactions occurred on January 1, 2008.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not indicative of the financial results of the combined company had the private offering and the merger were completed as of June 30, 2009 for balance sheet purposes, and as of January 1, 2008 for income statement purposes, nor is it indicative of future financial results of the combined company.

Note 2 – Xenith Corporation Private Placement Offering

As a condition to the completion of the merger, Xenith Corporation is required to complete a private placement offering of its common stock resulting in gross proceeds available (including previously contributed amounts and amounts committed to be contributed) of a minimum of $40.0 million and a maximum of $70.0 million. On June 26, 2009, Xenith Corporation sold an aggregate of 4,758,100 shares of its common stock at a price of $10.00 per share, resulting in gross proceeds of $47,581,000 (including amounts previously contributed and amounts committed to be contributed). The shares were sold in a private offering to “accredited investors,” as defined in Rule 501 of Regulation D under the Securities Act. The cash proceeds from the offering were placed in an escrow account with

Wells Fargo Bank, N.A., Xenith Corporation’s escrow agent, until all conditions to the completion of the merger have been satisfied or waived. Immediately prior to the completion of the merger, the escrow agent will release the cash proceeds from the offering, with any interest thereon, to Xenith Corporation. If the merger is not completed, the escrow agent will return the full amount of any subscription funds received by it promptly to subscribers in the private offering, with any interest earned thereon, as reduced by the amount of taxes owed by Xenith Corporation on such interest income, if any.

The unaudited pro forma condensed combined financial information includes the gross proceeds of $47,581,000, before deducting offering costs of $181,000.

Since inception, Xenith Corporation’s organizational expenses have been funded by BankCap Partners Fund in the form of Contributed Capital. As of June 30, 2009, this Contributed Capital totaled $9,000,000. BankCap Partners Fund has committed to make advances to Xenith Corporation to pay additional organizational expenses incurred during the period beginning on the closing date of the private offering and ending immediately prior to the completion of the merger in an amount not to exceed $1,750,000. In the event that BankCap Partners Fund does not advance all of the committed $1,750,000 prior to the completion of the merger for organizational expenses, it will pay Xenith Corporation an amount in cash equal to the portion of the $1,750,000 that it has not advanced as of that date as the final payment for its shares.

In the private offering, BankCap Partners Fund purchased an aggregate of 3,500,000 shares of Xenith Corporation common stock, at a price of $10.00 per share. The unaudited pro forma condensed combined financial information assumes that Xenith Corporation did not draw on the amount committed to be advanced by BankCap Partners Fund for pre-merger organizational expenses. As a result, the unaudited pro forma condensed combined financial information assumes that the total consideration for these shares ($35,000,000) consisted of a cash payment made at closing ($26,000,000) and the satisfaction of all advances for organizational expenses made prior to the completion of the private offering ($9,000,000).

As a result, the unaudited pro forma condensed combined financial information assumes that the cash proceeds to Xenith Corporation from the private offering were $38,400,000 (equal to the gross proceeds of $47,581,000, reduced by Contributed Capital prior to the offering of $9,000,000 and offering costs of $181,000).

Assuming that (i) the merger is completed on September 30, 2009 and (ii) Xenith Corporation does not incur any unanticipated expenses, Xenith Corporation does not expect to draw on the amount committed to be advanced by BankCap Partners Fund for pre-merger organizational expenses. Xenith Corporation plans to use all of the net cash proceeds from the private offering to capitalize Xenith Bank following the completion of the merger. See “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF XENITH CORPORATION—Private Offering” beginning on page 148 for more information.

Note 3 – Merger with First Bankshares

On May 12, 2009, Xenith Corporation entered into the merger agreement with First Bankshares. First Bankshares is the holding company for SuffolkFirst Bank. At closing, Xenith Corporation will be merged with and into First Bankshares, with First Bankshares being the surviving legal entity. Under the terms of the merger agreement, each share of Xenith Corporation common stock will be converted into shares of First Bankshares common stock, and First Bankshares will change its name to Xenith Bankshares, Inc.

The merger is expected to close near the end of the third quarter of 2009. It has been approved by the boards of directors of both companies and is subject to the approval of each company’s shareholders, as well as regulatory approvals and other customary conditions. The merger is also subject to Xenith Corporation having available to it gross proceeds of not less than $40.0 million from the private offering. (See Note 2 above.)

Under the terms of the merger agreement, shareholders of First Bankshares may elect to retain their shares of First Bankshares common stock or to receive $9.23 in cash per share, subject to pro ration in the event the aggregate cash elections exceed 25% of shares outstanding immediately prior to the effective time of the merger. Shareholders of Xenith Corporation will receive shares of First Bankshares common stock at an exchange ratio equal to the Xenith Corporation book value per share as of the effective time of the merger divided by $9.23, which represents the cash price being paid for up to 25% of the outstanding shares of First Bankshares common stock in connection with the merger. The Xenith Corporation book value per share will depend upon the number of shares of Xenith Corporation common stock sold in the private offering (4,758,100 shares) and its accumulated losses through the closing date of the merger.

The unaudited pro forma condensed combined financial information assumes that the book value of Xenith Corporation common stock as of June 30, 2009, the effective date of the merger for purposes of the pro forma balance sheet, is $8.58 per share. Under the merger agreement, this represents an exchange ratio of approximately 0.9296 shares of Xenith Bankshares common stock for each share of Xenith Corporation common stock. Assuming that the merger is completed on September 30, 2009 and that Xenith Corporation does not incur any unanticipated expenses, it is estimated that the book value per share of Xenith Corporation common stock will be $8.37. Under the terms of the merger agreement, this would result in an exchange ratio of approximately 0.9068 shares of Xenith Bankshares common stock for each share of Xenith Corporation common stock.

The merger will be accounted for using the acquisition method of accounting, and accordingly, the assets acquired and liabilities assumed of First Bankshares will be recognized at fair value on the date the transaction is completed, with Xenith Corporation being treated as the acquirer.

Note 4 – Pro Forma Adjustments

(A)	Adjustment to recognize proceeds from the private offering. The number of shares of Xenith Corporation common stock sold in the offering totaled 4,758,100 shares at $10.00 per share, resulting in gross proceeds of $47,581,000. The par value of the common stock is $1.00 per share. Contributed Capital prior to the offering totaled $9,000,000 as of June 30, 2009; this amount is applied towards the purchase of shares in the offering. Therefore, the cash proceeds from the offering were $38,400,000 (after deducting Contributed Capital prior to the offering and deducting offering costs of $181,000), allocated to Cash and Cash Equivalent and Securities Available for Sale. (See Note 2 above.)

(B)	Adjustment to reflect changes in shareholders’ equity:

•	eliminate Xenith Corporation common stock and Additional Paid-in Capital balances.

•	record re-issuance of shares to Xenith Corporation shareholders in the merger.

•	eliminate First Bankshares equity balances.

•

record $21 million acquisition of First Bankshares (through a merger consisting of 25% cash and 75% stock) and related goodwill component. (See footnote G for additional information related to goodwill.)

•	record select items impacting shareholders’ equity.

	Eliminate Xenith Corporation Common Stock	Re-issue Shares to Xenith Corporation	Eliminate First Bankshares Equity Balances	Record Purchase Price	Record Goodwill Component	First Bankshares Options	Record Xenith Corporation Closing Costs	Payment to BankCap Partners Fund	Total
Cash and Cash Equivalents	$—	$—	$—	$(5,252)	$—	$—	$—	$—	$(5,252)
Goodwill	—	—	—	—	5,149	100	—	—	5,249

Total Assets	$—	$—	$—	$(5,252)	$5,149	$100	$—	$—	$(3)

Other Liabilities	$—	$—	$—	$—	$—	$—	$750	$280	$1,030

Common Stock	$(4,758)	$4,423	$(7,284)	$1,707	$—	$—	$—	$—	$(5,912)
Addition Paid-in Capital	(42,847)	43,182	(8,939)	14,051	—	100	—	—	5,547
Retained Earnings	—	—	(218)	—	—	—	(750)	(280)	(1,248)
Accumulated Other Comprehensive Income (Loss)	—	—	580	—	—	—	—	—	580

Total Shareholders Equity	(47,605)	47,605	(15,861)	15,758	—	100	(750)	(280)	(1,033)

Total Liabilities and Shareholders Equity	$(47,605)	$47,605	$(15,861)	$15,758	$—	$100	$—	$—	$(3)

(C)	Adjustment to recognize the fair value of First Bankshares’ loan portfolio, based on fair value information. Adjustment is comprised of credit quality component ($2.6 million) and loan pricing component ($0.9 million). The loan pricing component will be recognized over the estimated life of the loan portfolio using the effective yield method. The unaudited pro forma condensed combined income statement impact for the loan pricing component of the fair value adjustment resulted in increases to interest income of $150,000 and $300,000 for the six months ended June 30, 2009 and the year ended December 31, 2008, respectively.

(D)	Adjustment to recognize the fair value of First Bankshares’ net premises and equipment. Amount reflects estimate of decline in value of owned real estate carried at cost less accumulated depreciation.

(E)	Adjustment to recognize the fair value of First Bankshares’ other real estate owned (OREO). Amount reflects decrease in value relative to carrying value.

(F)	Adjustment to recognize the deferred tax assets resulting from the fair value adjustments in accordance with Statement of Financial Accounting Standard No. 109, Accounting for Income Taxes.

(G)	Adjustment to recognize the impact of fair value adjustments on goodwill.

A reconciliation of the excess consideration paid by Xenith Corporation over First Bankshares’ net assets acquired (“goodwill”) is as follows:

(in thousands)

Costs to acquire First Bankshares:
Assumed issuance of Xenith Corporation common stock	$15,758
Cash Consideration paid	5,252
Estimated fair value of employee / director stock options	100

Total consideration to acquire First Bankshares	21,110

First Bankshares’ net assets at fair value:
First Bankshares shareholders’ equity at June 30, 2009	15,861
Estimated adjustments to reflect liabilities incurred prior to merger:
Change of control expenses	(404)
Merger closing costs	(325)
Estimated adjustments to reflect assets acquired at fair value:
Net loans	(3,500)
Other real estate owned	(100)
Premises and equipment	(250)
Core deposit intangibles	500
Deferred tax assets	1,840
Estimated adjustments to reflect liabilities assumed at fair value:
Interest-bearing deposits	(1,500)

Adjusted identifiable net assets acquired	12,122

Total estimated goodwill	$8,988

The merger of Xenith Corporation and First Bankshares will be treated as a reverse acquisition for accounting purposes. In a reverse acquisition, fair value of the consideration transferred is based on the number of shares Xenith Corporation would have had to issue to give the owners of First Bankshares the same percentage equity interest in the combined entity that is expected to result from the merger. Cash consideration is also included. The merger agreement provides for consideration of $9.23 per share to be paid in cash based on elections by the current First Bankshares shareholders, subject to pro ration in the event the aggregate cash elections exceed 25% of shares outstanding as of the closing of the merger. The unaudited pro forma condensed combined financial statements assume the maximum cash election.

(H)	Adjustment to recognize the fair value of core deposit intangible related to First Bankshares’ deposits. This adjustment will be recognized over the estimated life of the core deposit portfolio using the effective yield method. The unaudited pro forma combined condensed income statement impact for this fair value adjustment resulted in increases to non-interest expense of $36,000 and $71,000 for the six months ended June 30, 2009 and the year ended December 31, 2008, respectively.

(I)	Adjustment to recognize the fair value of First Bankshares’ time deposit portfolio, which is driven by portfolio interest rates relative to alternative market interest rates. This adjustment will be recognized over the estimated life of the time deposit portfolio using the effective yield method. The preliminary pro forma combined income statement impact for this fair value adjustment resulted in decreases to interest expense of $250,000 and $500,000 for the six months ended June 30, 2009 and the year ended December 31, 2008, respectively.

(J)	Adjustment to recognize certain offering-related and merger-related expenses. Adjustment includes the following:

(1)	estimated $404,000 in costs related to First Bankshares executive change of control agreements that existed prior to the completion of the merger;

(2)	estimated closing costs for Xenith Corporation and First Bankshares (not included in the June 30, 2009 six-month income statement) totaling $750,000 and $325,000, respectively; and

(3)	$600,000 payment to BankCap Partners Fund for the use of and access to intellectual property, as well as administrative support services to facilitate the commencement and ongoing operations of Xenith Corporation. Of the total payment amount, $320,000 is a prepaid expense and amortized over the remaining life of the agreement (one year beyond the date of the Merger).

(K)	Adjustment to eliminate current period tax expense or benefit given overall tax position.

(L)	Adjustment to recognize expense impact of Xenith Corporation warrants and options issued to directors and management of Xenith Corporation. It is assumed these warrants and options will be converted into warrants and options to purchase shares of common stock of Xenith Bankshares in the merger based on the exchange ratio.

(M)	Adjustment to reflect decrease in shares outstanding.

(1)	Shares are reduced through the conversion of shares of Xenith Corporation common stock to shares of Xenith Bankshares common stock. The assumed exchange ratio is 0.9296 for the unaudited pro forma condensed combined financial statements.

(2)	Shares are reduced by purchase of 25% of outstanding shares of First Bankshares common stock.

(N)	Adjustment to eliminate merger-related costs included in pre-merger income statements.

(1)	The June 30, 2009 income statement for Xenith Corporation includes $277,000 of Professional Services expenses that are merger-related.

(2)	The June 30, 2009 income statement for First Bankshares includes $519,000 of Professional Services expenses and $200,000 of Other operating expenses that are merger-related.

COMPARATIVE PER SHARE DATA

The following table summarizes per share information for First Bankshares on a historical basis, on a pro forma combined basis for Xenith Corporation following the completion of its June 26, 2009 private offering of 4,758,100 shares of its common stock, on a pro forma combined basis for Xenith Bankshares, giving effect to the pro forma effects of the merger and Xenith Corporation’s private offering, and on an equivalent pro forma combined basis for Xenith Corporation.

The pro forma per share information gives effect to the merger as if the merger had occurred on the dates presented, in the case of the book value data, and as if the merger had occurred on January 1, 2008, in the case of net income per share and dividends data. The pro forma per share information assumes that the merger is accounted for using the acquisition method of accounting. As explained in more detail in the “NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION” beginning on page 40, the pro forma financial adjustments record the assets and liabilities acquired from First Bankshares at their estimated fair values at their acquisition date and are subject to adjustment as additional information becomes available.

The following historical and pro forma per share information is derived from and should be read in conjunction with the historical financial statements and related notes of Xenith Corporation and First Bankshares, which are included on pages F-2 through F-50 of this joint proxy statement. The pro forma per share information below is presented for illustrative purposes only and is not necessarily indicative of the income per share and book value per share that would have occurred if the merger had been completed as of the beginning of the periods presented, nor is it necessarily indicative of the future operating results or financial position of the combined company.

	As of and For the Year Ended December 31, 2008 (1)	As of and For the Six Months Ended June 30, 2009
First Bankshares Historical
Net income (loss) per common share (basic and diluted)	$0.11	$(0.20)
Book value per common share (basic and diluted)	7.34	6.97
Cash dividends declared per share	—	—

Xenith Corporation Pro Forma for Offering(2)
Net income per common share (basic and diluted)	$(0.67)	$(0.54)
Book value per common share (basic and diluted)	9.34	8.80
Cash dividends declared per share	—	—

Xenith Bankshares Pro Forma Combined
Net income per common share (basic and diluted)	$(0.46)	$(0.32)
Book value per common share (basic and diluted)	9.56	9.25
Cash dividends declared per share	—	—

Xenith Corporation Equivalent Pro Forma(3)
Net income per common share (basic and diluted)	$(0.43)	$(0.30)
Book value per common share (basic and diluted)	8.89	8.60
Cash dividends declared per share	—	—

(1)	The Xenith Corporation per share data is presented for the period from February 19, 2008 (inception) to December 31, 2008.
(2)	For legal and financial reporting purposes, Xenith Corporation had not issued any shares of its common stock as of December 31, 2008 and only 10 shares of its common stock as of June 30, 2009. Although Xenith Corporation completed the private offering of 4,758,100 shares of its common stock on June 26, 2009, because the cash proceeds were placed in an escrow account and will not be released to Xenith Corporation until all conditions to the completion of the merger have been satisfied or waived, the shares sold in the private offering are not considered outstanding and the cash proceeds from the private offering are not considered to have been received by Xenith Corporation for financial reporting purposes as of June 30, 2009. As a result, the Xenith Corporation historical per share data is not meaningful. This pro forma share data assumes that all conditions to the completion of the merger have been satisfied or waived, that the shares sold in the private offering are outstanding and that Xenith Corporation has received the cash proceeds from the private offering. This pro forma per share data also reflects only adjustments related to the private offering. For more information about the adjustments related to the private offering, see “UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION” beginning on page 36.
(3)	The equivalent pro forma represents the pro forma combined amount multiplied by the exchange ratio of 0.9296, which is the exchange ratio reflected in “UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS” beginning on page 36. Assuming that the merger is completed on September 30, 2009 and that Xenith Corporation does not incur any unanticipated expenses, it is estimated that the exchange ratio will be approximately 0.9068.

MARKET PRICES AND DIVIDENDS

First Bankshares common stock currently trades on the NASDAQ Capital Market under the symbol SUFB. Prior to August 15, 2008, the effective date of the reorganization pursuant to which First Bankshares became the holding company for SuffolkFirst Bank, SuffolkFirst Bank’s common stock traded on the NASDAQ Capital Market under the trading symbol SUFB. The following table sets forth the high and low sales prices of First Bankshares’ and SuffolkFirst Bank’s common stock, as applicable, for the periods indicated as reported on the NASDAQ Capital Market. Xenith Corporation is a privately-held company and its common stock is not publicly traded.

	High	Low
2007
First Quarter	$10.55	$9.18
Second Quarter	$10.00	$8.99
Third Quarter	$9.50	$7.00
Fourth Quarter	$9.00	$7.11

2008
First Quarter	$8.00	$6.50
Second Quarter	$7.88	$7.00
Third Quarter	$7.00	$4.54
Fourth Quarter	$4.85	$3.26

2009
First Quarter	$4.01	$1.57
Second Quarter	$8.00	$2.10
Third Quarter (through August 26, 2009)	$7.38	$5.92

On May 11, 2009, the date immediately prior to the public announcement of the merger agreement, the closing sales price per share of First Bankshares common stock on the NASDAQ Capital Market was $2.70. On August [    ], 2009, the latest practicable date before the printing and mailing of this joint proxy statement, the closing sales price per share of First Bankshares common stock on the NASDAQ Capital Market was $[        ].

First Bankshares does not presently, and its predecessor, SuffolkFirst Bank, did not pay a quarterly dividend. Its dividend policy is subject to the discretion of the First Bankshares board of directors and will depend upon a number of factors, including future consolidated earnings, financial condition, liquidity and capital requirements of both First Bankshares and SuffolkFirst Bank, applicable governmental regulations and policies and other factors deemed relevant by its board of directors.

Xenith Corporation does not presently pay dividends and will not pay dividends in the future. If the merger is not completed, Xenith Corporation will return to its shareholders all subscription funds, with any interest thereon, as reduced by the amount of taxes owed by Xenith Corporation on any interest income.

Following the completion of the merger, Xenith Bankshares currently intends to retain earnings, if any, to support its growth strategy and does not anticipate paying any dividends on its common stock in the foreseeable future. Further, Xenith Bankshares’ ability to pay dividends is subject to federal and state laws and regulations. These regulations limit the size of dividends Xenith Bankshares may pay without prior approval. Additionally, state and federal bank regulatory agencies may also prohibit Xenith Bankshares from paying dividends if such agencies determine the payment would constitute an unsafe or unsound practice.

Federal Reserve policy generally provides that a bank holding company should not maintain a rate of cash dividends unless its net income available to shareholders has been sufficient to fully fund the dividends and the prospective rate of earnings retention appears to be consistent with the bank holding company’s capital needs, asset quality, and overall financial condition. This policy may impact Xenith Bankshares’ ability to pay dividends because of losses incurred over recent periods. In addition, the Federal Reserve must provide prior approval if Xenith Bankshares is to pay dividends that exceed its net profits for the current year plus its retained net profits for the preceding two calendar years, less required transfers to surplus. Moreover, Xenith Bankshares is restricted from paying dividends under the Federal Reserve’s capital adequacy guidelines for small bank holding companies if its debt to equity ratio is not 1:1 or less.

Virginia law prohibits Xenith Bank from paying a dividend before any deficit in the original paid in capital is restored by earnings and allows dividends to be paid only out of net undivided profits.

In addition, under the Federal Deposit Insurance Corporation Act of 1991, Xenith Bank may not pay any dividend if the payment of the dividend would cause it to become “undercapitalized” or if Xenith Bank is “undercapitalized.” The FDIC may further restrict the payment of dividends by requiring that Xenith Bank maintain a higher level of capital than would otherwise be required to be “adequately capitalized” for regulatory purposes. Moreover, if, in the opinion of the FDIC, Xenith Bank is engaged in an unsound practice (which could include the payment of dividends), the FDIC may require, generally after notice and hearing, that Xenith Bank cease such practice. The FDIC has indicated that paying dividends that deplete a depository institution’s capital base to an inadequate level would be an unsafe banking practice. In addition, the FDIC has also issued policy statements providing that insured depository institutions generally should pay dividends only out of current operating earnings.

In addition to these regulatory restrictions, the payment of future dividends, if any, will be at the discretion of Xenith Bankshares board of directors after taking into account such factors as financial conditions, operating results, current anticipated cash needs and plans for expansion.

THE FIRST BANKSHARES ANNUAL MEETING

General

This section contains information about the First Bankshares annual meeting of shareholders that has been called to vote upon the matters described below.

We are mailing this joint proxy statement on or about [            ], 2009, to you, as a holder of shares of common stock of First Bankshares at the close of business on August 17, 2009, which is the record date for the First Bankshares annual meeting. Together with this joint proxy statement, we are also sending to you a notice of the First Bankshares annual meeting and a form of proxy that is solicited by the board of directors of First Bankshares for use at the First Bankshares annual meeting to be held on September [    ], 2009 at [    :         .m.], Eastern Time, at its North Suffolk office, 3535 Bridge Road, Suffolk, Virginia, and at any adjournment or postponement of that meeting.

We are also sending you a cash election form under separate cover pursuant to which you may elect to receive cash for some or all of your shares of First Bankshares common stock, subject to proration as described under “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Proration.”

Matters to be Considered

At the annual meeting, you will be asked:

1. To approve the agreement of merger, dated as of May 12, 2009, and amended as of August 14, 2009, between First Bankshares, Inc. and Xenith Corporation, the related plan of merger, and the transactions contemplated thereby, as the same may be amended from time to time, referred to herein as the merger proposal (see Proposal I);

2. To approve an amendment to the First Bankshares articles of incorporation to change the name of First Bankshares, Inc. to Xenith Bankshares, Inc. effective at the effective time of the merger (see Proposal II);

3. To approve an amendment to the First Bankshares articles of incorporation to increase the number of authorized shares of First Bankshares common stock from 10 million to 100 million effective at the effective time of the merger (see Proposal III);

4. To approve an amendment to the First Bankshares articles of incorporation to authorize the issuance of up to 25 million shares of preferred stock effective at the effective time of the merger (see Proposal IV);

5. To approve an amendment to the First Bankshares articles of incorporation to amend certain shareholder voting requirements effective at the effective time of the merger (see Proposal V);

6. To approve an amendment to the First Bankshares articles of incorporation to establish cause as the sole standard for removing directors effective at the effective time of the merger (see Proposal VI);

7. To approve an amendment to the First Bankshares articles of incorporation to amend the procedures for persons other than directors and officers seeking indemnification from First Bankshares effective at the effective time of the merger (see Proposal VII);

8. To elect as directors the nine nominees to the First Bankshares board of directors named in the joint proxy statement, for terms expiring at the 2010 annual meeting or until their successors are duly elected and qualified or until such directors resign as provided in the merger proposal (see Proposal VIII);

9. To approve any motion to adjourn or postpone the annual meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes at the time of the annual meeting to achieve a quorum or to approve any of the proposals above (see Proposal IX); and

10. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Recommendation of the First Bankshares Board of Directors

                The board of directors of First Bankshares unanimously (1) determined that the merger agreement and the transactions contemplated thereby are fair to and in the best interests of First Bankshares shareholders, (2) approved and adopted the merger agreement and the transactions contemplated thereby and (3) recommend that First Bankshares shareholders vote “FOR” the merger proposal. The board of directors of First Bankshares also unanimously recommends that First Bankshares shareholders vote “FOR” the name change, “FOR” the increase in the number of authorized shares of common stock, “FOR” the authorization of the issuance of preferred stock, “FOR” the amendment of certain shareholder voting requirements, “FOR” the establishment of cause as the sole standard for removing directors, “FOR” the amendment of the procedures for persons other than directors and officers seeking indemnification from First Bankshares, “FOR” the election as directors of the nominees named in Proposal VIII and “FOR” the proposal to approve any motion to adjourn or postpone the annual meeting to a later date or dates if necessary to solicit additional proxies to achieve a quorum or approve any of the annual meeting proposals.

Record Date and Voting Rights

The First Bankshares board of directors has fixed the close of business on August 17, 2009 as the record date for determining the shareholders entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof. Accordingly, you are only entitled to notice of and to vote at the annual meeting if you were a record holder of First Bankshares common stock at the close of business on the record date. At that time, 2,276,298 shares of First Bankshares common stock were outstanding, held by approximately 1,250 holders of record.

To have a quorum that permits us to conduct business at the First Bankshares annual meeting, we need the presence, whether in person or by proxy, of the holders of First Bankshares common stock representing a majority of the shares outstanding on the record date and entitled to vote. You are entitled to one vote for each outstanding share of First Bankshares common stock you held as of the close of business on the record date.

Holders of shares of First Bankshares common stock present in person at the annual meeting but not voting, and shares of First Bankshares common stock for which we have received proxies indicating that their holders have abstained, will be counted as present at the annual meeting for purposes of determining whether we have a quorum for transacting business. Shares held in “street name” that have been designated by brokers on proxies as not voted will not be counted as votes cast for or against any proposal. These broker non-votes will, however, be counted for purposes of determining whether we have a quorum for the annual meeting.

Votes Required

Vote Required for Approval of the Merger Proposal (Proposal I)

The approval of the merger proposal requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date for the annual meeting and entitled to vote, if a quorum is present.

Abstentions and broker non-votes will not count as votes cast. Because, however, approval of the merger requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against the merger proposal.

Vote Required for Approval of the Name Change Amendment (Proposal II)

Approval of the proposal to approve First Bankshares’ name change requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date for the annual meeting and entitled to vote, if a quorum is present.

Abstentions and broker non-votes will not count as votes cast. Because, however, the proposal to approve the name change requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against the proposal to approve the name change.

Vote Required for Approval of the Amendment to Increase in the Number of Authorized Shares (Proposal III)

Approval of the proposal to increase the number of authorized shares of First Bankshares common stock requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date for the annual meeting and entitled to vote, if a quorum is present.

Abstentions and broker non-votes will not count as votes cast. Because, however, the proposal to increase the number of authorized shares of First Bankshares common stock requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against the proposal to increase the number of authorized shares of First Bankshares common stock.

Vote Required for Approval of the Amendment to Authorize the Issuance of Preferred Stock (Proposal IV)

Approval of the proposal to authorize the issuance of up to 25 million shares of preferred stock requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date for the annual meeting and entitled to vote, if a quorum is present.

Abstentions and broker non-votes will not count as votes cast. Because, however, the proposal to authorize the issuance of up to 25 million shares of preferred stock requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against the proposal to authorize the issuance of up to 25 million shares of preferred stock.

Vote Required for Approval of the Amendment of Certain Shareholder Voting Requirements (Proposal V)

Approval of the proposal to amend certain of the voting requirements of First Bankshares shareholders requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date for the annual meeting and entitled to vote, if a quorum is present.

                Abstentions and broker non-votes will not count as votes cast. Because, however, the proposal to amend certain of the voting requirements of First Bankshares shareholders requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against the proposal to amend certain of the voting requirements of First Bankshares shareholders.

Vote Required for Approval of the Amendment to Establish Cause as the Sole Standard for Director Removal (Proposal VI)

Approval of the proposal to establish cause as the sole standard for removal of directors of First Bankshares requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date for the annual meeting and entitled to vote, if a quorum is present.

Abstentions and broker non-votes will not count as votes cast. Because, however, the proposal to establish cause as the sole standard for removal of directors of First Bankshares requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against the proposal to establish cause as the sole standard for removal of directors of First Bankshares.

Vote Required for Approval of the Amendment of Indemnification Procedures for Persons Other Than Directors and Officers (Proposal VII)

Approval of the proposal to change the procedures for persons other than directors and officers seeking indemnification from First Bankshares requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date for the annual meeting and entitled to vote, if a quorum is present.

Abstentions and broker non-votes will not count as votes cast. Because, however, the proposal to change the procedures for persons other than directors and officers seeking indemnification from First Bankshares requires the affirmative vote of at least a majority of the shares of First Bankshares common stock outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against the proposal to change the procedures for persons other than directors and officers seeking indemnification from First Bankshares.

Vote Required for Election of Directors (Proposal VIII)

If a quorum is present, the nominees for director under Proposal VIII receiving the greatest number of affirmative votes cast at the annual meeting, even though less than a majority, will be elected directors. Therefore, votes withheld and broker non-votes will have no effect on the outcome of the election of directors.

Vote Required for Adjournment or Postponement of the First Bankshares Annual Meeting (Proposal IX)

Approval of any motion to adjourn or postpone the annual meeting to permit further solicitation of proxies to achieve a quorum or approve any of the annual meeting proposals requires the affirmative vote of a majority of the shares of First Bankshares common stock represented at the annual meeting, whether or not a quorum is present.

Abstentions and broker non-votes will not count as votes cast for this purpose and will have no effect for purposes of determining whether a proposal to adjourn or postpone the annual meeting has been approved.

Stock Ownership of First Bankshares Executive Officers and Directors

As of the record date, directors and executive officers of First Bankshares and their affiliates beneficially owned 469,950 shares of First Bankshares common stock and were entitled to vote 383,600 of those shares at the annual meeting, representing approximately 16.85% of the aggregate voting power of First Bankshares shares entitled to vote at the annual meeting. Each of the directors and certain of the executive officers of First Bankshares, along with certain of their affiliates, who held approximately 16.7% of the aggregate voting power of First Bankshares shares entitled to vote at the annual meeting as of the record date, have entered into a voting agreement pursuant to which, subject to certain exceptions, they have agreed to vote the shares of First Bankshares common stock that they own in favor of the merger proposal.

Voting of Proxies

By Mail

A proxy card is enclosed for your use. To submit your proxy by mail, we ask that you complete and sign the accompanying proxy card and, if you are a shareholder of record, return it as soon as possible in the enclosed postage-paid envelope marked “PROXY CARD ENCLOSED.” If you hold your shares in “street name,” please refer to your proxy card or the information provided to you by your bank, broker, custodian or record holder. When the accompanying proxy card is returned properly executed, the shares of First Bankshares common stock represented by it will be voted at the First Bankshares annual meeting in accordance with the instructions contained therein.

If the accompanying proxy card is returned properly executed without indication as to how to vote, the First Bankshares common stock represented by each such proxy will be voted in favor of all matters for consideration at the First Bankshares annual meeting as follows: (i) “FOR” the proposal to approve the merger proposal (Proposal I), (ii) “FOR” the name change (Proposal II), (iii) “FOR” the increase in the number of authorized shares of common stock (Proposal III), (iv) “FOR” the authorization of the issuance of preferred stock (Proposal IV), (v) “FOR” the amendment of certain shareholder voting requirements (Proposal V), (vi) “FOR” the establishment of cause as the sole standard for removing directors (Proposal VI), (vii) “FOR” the amendment of the procedures for persons other than directors and officers seeking indemnification from First Bankshares (Proposal VII), (viii) “FOR” the election as directors of the nine nominees named in Proposal VIII, and (ix) “FOR” the proposal to approve any motion to adjourn or postpone the annual meeting to a later date or dates if necessary to solicit additional proxies to achieve a quorum or approve any of the annual meeting proposals (Proposal IX).

If the annual meeting is postponed or adjourned, all proxies will be voted at the postponed or adjourned annual meeting in the same manner as they would have been voted at the originally scheduled annual meeting except for any proxies that have been properly withdrawn or revoked.

Your vote is important! Please sign, date and return the enclosed proxy card whether or not you plan to attend the First Bankshares annual meeting in person.

Voting In Person

If you wish to vote in person at the First Bankshares annual meeting, a ballot will be provided at the meeting. However, if your shares are held in “street name” through your bank, broker, custodian or other record holder, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote your shares at the meeting.

Revocation of Proxies

You may revoke your proxy at any time before your proxy is voted at the First Bankshares annual meeting. If you grant a proxy with respect to your First Bankshares shares and then attend the First Bankshares annual meeting in person, your attendance at the annual meeting or at any adjournment or postponement of the annual meeting will not automatically revoke your proxy. In order to revoke your proxy, you will need to do one of the following:

•	submit a signed notice of revocation;

•	submit a new, valid proxy bearing a later date; or

•

attend the annual meeting (or, if the annual meeting is adjourned or postponed, attend the adjourned or postponed meeting) and vote in person, which will automatically cancel any proxy previously given, but your attendance alone will not revoke any proxy previously given.

If you choose either of the first two methods, you must submit your notice of revocation or new proxy to the Corporate Secretary, First Bankshares, Inc., 3535 Bridge Road, P.O. Box 1340, Suffolk, Virginia 23439, no later than the beginning of the First Bankshares annual meeting or, if the annual meeting is adjourned or postponed, before the adjourned or postponed meeting is actually held.

If your shares are held in “street name” through a broker or nominee, you may change your vote by submitting new voting instructions to your broker or nominee.

If you need assistance in changing or revoking your proxy, please contact First Bankshares’ Investor Relations department, Attention Robert E. Clary or Darrell G. Swanigan, by calling (757) 934-8200 or by writing to First Bankshares, Inc., 3535 Bridge Road, P.O. Box 1340, Suffolk, Virginia 23439.

Solicitation of Proxies

This solicitation is made on behalf of the First Bankshares board of directors, and First Bankshares will pay the costs of soliciting and obtaining proxies, including the cost of reimbursing brokers and other custodians, nominees and fiduciaries for their expenses incurred in forwarding these proxy materials to First Bankshares shareholders. Proxies may be solicited, without extra compensation, by First Bankshares’ directors, officers and employees in person or by mail, telephone or other electronic means. First Bankshares has also retained Regan & Associates, Inc. to assist in soliciting proxies for a fee of $8,000.

First Bankshares and Xenith Corporation will share the expenses incurred in connection with the printing and mailing of this joint proxy statement.

Other Business

As of the date of this joint proxy statement, the First Bankshares board of directors is not aware of any matter that will be presented for consideration at the First Bankshares annual meeting other than as set forth in this joint proxy statement.

Form of Election for Cash

If you are a holder of record of First Bankshares common stock, you will receive a cash election form sent under separate cover. If you wish to elect cash for some or all of your shares of First Bankshares common stock, you must indicate in the place provided on the cash election form the number of shares of First Bankshares common stock with respect to which you elect to receive cash and return the signed form, along with your original stock certificate(s) representing those shares, in the separate envelope marked “ELECTION FORM ENCLOSED” to Registrar and Transfer Company, the exchange agent for the merger. Your cash election form must be received by the exchange agent by 5:00 p.m., Eastern Time, on September [    ], 2009, referred to herein as the election deadline.

Do not send your cash election form or stock certificates in the envelope with your proxy card! Do not send your cash election form in the envelope marked “PROXY CARD ENCLOSED.” Do not send your cash election form or stock certificates to First Bankshares or Xenith Corporation.

If you hold your shares of First Bankshares common stock in certificated form and you do not return your cash election form, together with your stock certificates (or affidavit of lost certificates regarding the loss or destruction of such certificates), prior to the election deadline, properly completed and signed, or if you hold your shares of First Bankshares common stock in “street name” through a bank, broker, or financial intermediary and you do not provide instructions to your bank, broker, or other financial intermediary to make a cash election on your behalf through the Depository Trust Company, you will be deemed to have not made a cash election regarding your shares of First Bankshares common stock. As a non-electing First Bankshares shareholder, at the effective time of the merger, your shares of First Bankshares common stock will automatically represent an equal number of shares of Xenith Bankshares common stock.

If your shares are held in “street name” through a bank, broker or other financial intermediary, you should receive instructions from the entity where your shares are held advising you of the procedures for making a cash election. If you have any questions regarding these procedures, you should contact your bank, broker or other financial intermediary.

THE XENITH CORPORATION SPECIAL MEETING

General

This section contains information about the Xenith Corporation special meeting of shareholders that has been called to vote upon the matters described below.

We are mailing this joint proxy statement on or about [            ], 2009, to you, as a holder of shares of common stock of Xenith Corporation at the close of business on August 19, 2009, which is the record date for the Xenith Corporation special meeting. Together with this joint proxy statement, we are also sending to you a notice of the Xenith Corporation special meeting and a form of proxy that is solicited by the board of directors of Xenith Corporation for use at the Xenith Corporation special meeting to be held on September [    ], 2009 at [    :         .m.], Eastern Time, at The Commonwealth Club, 401 West Franklin Street, Richmond, Virginia, and at any adjournment or postponement of that meeting.

Matters to be Considered

At the special meeting, you will be asked:

1. To approve the agreement of merger, dated as of May 12, 2009, and amended as of August 14, 2009, between First Bankshares and Xenith Corporation, the related plan of merger, and the transactions contemplated thereby, as the same may be amended from time to time, referred to herein as the merger proposal (see Proposal I);

2. To approve any motion to adjourn or postpone the special meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to achieve a quorum or to approve the merger proposal (see Proposal IX); and

3.  To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Recommendation of the Xenith Corporation Board of Directors

The board of directors of Xenith Corporation unanimously (1) determined that the merger agreement and the transactions contemplated thereby are fair to and in the best interests of Xenith Corporation shareholders, (2) approved and adopted the merger agreement and the transactions contemplated thereby and (3) recommend that Xenith Corporation shareholders vote “FOR” the merger proposal. The board of directors of Xenith Corporation also unanimously recommends that shareholders vote “FOR” the proposal to approve any motion to adjourn or postpone the special meeting to a later date or dates if necessary to solicit additional proxies to achieve a quorum or approve the merger proposal.

Record Date and Voting Rights

The Xenith Corporation board of directors has fixed the close of business on August 19, 2009 as the record date for determining the shareholders entitled to notice of and to vote at the special meeting or any postponement or adjournment thereof. Accordingly, you are only entitled to notice of and to vote at the special meeting if you were a record holder of Xenith Corporation common stock at the close of business on the record date. At that time, 4,758,100 shares of Xenith Corporation common stock were outstanding, held by 71 holders of record.

To have a quorum that permits us to conduct business at the Xenith Corporation special meeting, we need the presence, whether in person or by proxy, of the holders of Xenith Corporation common stock representing a majority of the shares outstanding on the record date and entitled to vote. You are entitled to one vote for each outstanding share of Xenith Corporation common stock you held as of the close of business on the record date.

Holders of shares of Xenith Corporation common stock present in person at the special meeting but not voting, and shares of Xenith Corporation common stock for which we have received proxies indicating that their holders have abstained, will be counted as present at the special meeting for purposes of determining whether we have a quorum for transacting business. Shares held in “street name” that have been designated by brokers on proxies as not voted will not be counted as votes cast for or against any proposal. These broker non-votes will, however, be counted for purposes of determining whether we have a quorum for the special meeting.

Votes Required

Vote Required for Approval of the Merger Proposal (Proposal I)

The approval of the merger proposal requires the affirmative vote of at least a majority of the shares of Xenith Corporation common stock outstanding on the record date for the special meeting and entitled to vote, if a quorum is present.

Abstentions and broker non-votes will not count as votes cast. Because, however, approval of the merger proposal requires the affirmative vote of at least a majority of the shares of Xenith Corporation common stock outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against the merger proposal.

Vote Required for Adjournment or Postponement of the Xenith Corporation Special Meeting (Proposal IX)

Approval of any motion to adjourn or postpone the special meeting to permit further solicitation of proxies to achieve a quorum or approve the merger proposal requires the affirmative vote of a majority of the shares of Xenith Corporation common stock represented at the special meeting, whether or not a quorum is present.

Abstentions and broker non-votes will not count as votes cast for this purpose and will have no effect for purposes of determining whether a proposal to adjourn or postpone the special meeting has been approved.

Stock Ownership of Xenith Corporation Executive Officers and Directors

As of the record date, directors and executive officers of Xenith Corporation and their affiliates beneficially owned 4,464,000 shares of Xenith Corporation common stock and were entitled to vote 3,840,000 of those shares at the special meeting, representing approximately 80.7% of the aggregate voting power of Xenith Corporation shares entitled to vote at the special meeting.

BankCap Partners Fund and T. Gaylon Layfield, III, the President and Chief Executive Officer of Xenith Corporation, have entered into a voting agreement with First Bankshares pursuant to which, subject to certain exceptions, they have agreed to vote the shares of Xenith Corporation common stock that they own in favor of the merger proposal. As of the record date for the special meeting, these shareholders beneficially owned approximately 78.1% of Xenith Corporation shares outstanding and owned approximately 75.7% of the aggregate voting power of Xenith Corporation shares entitled to vote at the special meeting.

Voting of Proxies

By Mail

A proxy card is enclosed for your use. To submit your proxy by mail, we ask that you complete and sign the accompanying proxy card and, if you are a shareholder of record, return it as soon as possible in the enclosed postage-paid envelope. If you hold your shares in “street name,” please refer to your proxy card or the information provided to you by your bank, broker, custodian or record holder. When the accompanying proxy card is returned properly executed, the shares of Xenith Corporation common stock represented by it will be voted at the Xenith Corporation special meeting in accordance with the instructions contained therein.

If the accompanying proxy card is returned properly executed without indication as to how to vote, the Xenith Corporation common stock represented by each such proxy will be voted in favor of all matters for consideration at the Xenith Corporation special meeting as follows: (i) “FOR” the proposal to approve the merger proposal and (ii) “FOR” the proposal to approve any motion to adjourn or postpone the special meeting to a later date or dates if necessary to solicit additional proxies to achieve a quorum or approve the merger proposal.

If the special meeting is postponed or adjourned, all proxies will be voted at the postponed or adjourned special meeting in the same manner as they would have been voted at the originally scheduled special meeting except for any proxies that have been properly withdrawn or revoked.

Your vote is important! Please sign, date and return the enclosed proxy card whether or not you plan to attend the Xenith Corporation special meeting in person.

Voting In Person

If you wish to vote in person at the Xenith Corporation special meeting, a ballot will be provided at the meeting. However, if your shares are held in “street name” through your bank, broker, custodian or other record holder, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote your shares at the meeting.

Revocation of Proxies

You may revoke your proxy at any time before your proxy is voted at the Xenith Corporation special meeting. If you grant a proxy with respect to your Xenith Corporation shares and then attend the Xenith Corporation special meeting in person, your attendance at the special meeting or at any adjournment or postponement of the special meeting will not automatically revoke your proxy. In order to revoke your proxy, you will need to do one of the following:

•	submit a signed notice of revocation;

•	submit a new, valid proxy bearing a later date; or

•

attend the special meeting (or, if the special meeting is adjourned or postponed, attend the adjourned or postponed meeting) and vote in person, which will automatically cancel any proxy previously given, but your attendance alone will not revoke any proxy previously given.

If you choose either of the first two methods, you must submit your notice of revocation or new proxy to the Corporate Secretary, Xenith Corporation, One James Center, 901 E. Cary Street, Suite 1700, Richmond, Virginia 23219, no later than the beginning of the Xenith Corporation special meeting or, if the special meeting is adjourned or postponed, before the adjourned or postponed meeting is actually held.

If your shares are held in “street name” through a broker or nominee, you may change your vote by submitting new voting instructions to your broker or nominee.

If you need assistance in changing or revoking your proxy, please contact W. Jefferson O’Flaherty, Executive Vice President of Xenith Corporation, by calling (804) 433-2200 or by writing to Xenith Corporation, One James Center, 901 E. Cary Street, Suite 1700, Richmond, Virginia 23219, Attention: W. Jefferson O’Flaherty.

Solicitation of Proxies

This solicitation is made on behalf of the Xenith Corporation board of directors, and Xenith Corporation will pay the costs of soliciting and obtaining proxies, including the cost of reimbursing brokers and other custodians, nominees and fiduciaries for their expenses incurred in forwarding these proxy materials to Xenith Corporation shareholders. Proxies may be solicited, without extra compensation, by Xenith Corporation’s directors, officers and employees in person or by mail, telephone or other electronic means.

First Bankshares and Xenith Corporation will share the expenses incurred in connection with the printing and mailing of this joint proxy statement.

Other Business

As of the date of this joint proxy statement, the Xenith Corporation board of directors is not aware of any matter that will be presented for consideration at the Xenith Corporation special meeting other than as set forth in this joint proxy statement.

Do not send any stock certificates with your proxy card.

PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS

The following is a summary of the material terms and conditions of the merger agreement. This summary does not contain all the information about the merger agreement that may be important to you. This summary is qualified in its entirety by reference to the agreement of merger and related plan of merger, both as amended, collectively referred to herein as the merger agreement, which are attached as Annex A and Annex B, respectively, to this joint proxy statement. We encourage you to read the merger agreement in its entirety.

The merger agreement and this summary of its terms have been included with this joint proxy statement to provide you with information regarding the terms of the agreement and are not intended to modify or supplement any factual disclosures about First Bankshares or Xenith Corporation. In particular, the merger agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to First Bankshares or Xenith Corporation. The representations and warranties have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to close the transaction if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocates risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders.

Structure of the Merger

First Bankshares and Xenith Corporation entered into the merger agreement on May 12, 2009 and amended the merger agreement on August 14, 2009, which sets forth the terms and conditions of the merger. The merger agreement provides for a transaction in which Xenith Corporation will merge with and into First Bankshares. First Bankshares will be the surviving legal entity in the merger. The merger agreement and the merger were approved by the boards of directors of Xenith Corporation and First Bankshares and are subject to the approval by the shareholders of each of Xenith Corporation and First Bankshares.

The First Bankshares articles of incorporation and bylaws will be amended and restated at the effective time of the merger to, among other things, change the name of the surviving legal entity in the merger to Xenith Bankshares, Inc. The amendments to the First Bankshares articles of incorporation are subject to approval of Proposals II through VII by First Bankshares shareholders. Upon completion of the merger, the Xenith Bankshares’ board of directors will consist of the current directors of Xenith Corporation and three additional directors designated by First Bankshares. T. Gaylon Layfield III, Xenith Corporation’s current President and Chief Executive Officer, will continue in that role for Xenith Bankshares. Darrell G. Swanigan, currently President and Chief Executive Officer of First Bankshares, will become Executive Vice President of Xenith Bank and President of Xenith Bank’s Hampton Roads Region. Xenith Corporation’s current Chief Financial Officer and Chief Administrative Officer, Thomas W. Osgood, will continue in that role for Xenith Bankshares.

Effective Time

The merger will become effective at such time as a certificate of merger is issued by the Clerk of the State Corporation Commission of the Commonwealth of Virginia (or at such later time as specified in the articles of merger).

It is anticipated that the merger will be completed by the end of the third quarter of 2009. However, completion of the merger could be delayed if there is a delay in satisfying any conditions to the merger. There can be no assurances as to whether, or when, the merger will be completed. If the merger is not completed on or before September 30, 2009 (subject to extension for 45 days as set forth in the first bullet point under paragraph (a) under “—Termination of the Merger Agreement” below), First Bankshares or Xenith Corporation may terminate the merger agreement, unless the failure to complete the merger by that date is due to the failure of the party seeking to terminate the merger agreement to perform its covenants in the merger agreement. See “—Conditions to the Completion of the Merger” and “—Termination of the Merger Agreement” below.

Merger Consideration

Shareholders of First Bankshares may elect to retain their shares of First Bankshares common stock or to receive $9.23 in cash per share, subject to proration in the event the aggregate cash elections exceed 25% of shares outstanding immediately prior to the effective time of the merger. In no event will cash be paid for more than 25% of the total number of shares of First Bankshares common stock outstanding immediately prior to the effective time of the merger. Each share of Xenith Corporation common stock issued and outstanding immediately prior to the effective time of the merger, other than shares held by dissenting shareholders (if any), will be converted automatically into and become the right to receive a number of shares of validly issued, fully paid and nonassessable shares of Xenith Bankshares common stock as determined by an exchange ratio. The exchange ratio is an amount equal to the quotient of Xenith Corporation’s adjusted book value per share divided by $9.23. The adjusted book value per share is determined by dividing Xenith Corporation shareholders’ equity as of the month-end prior to the merger, incorporating a roll-forward estimate of Xenith Corporation shareholders’ equity as of the date of the merger, by the number of shares of Xenith Corporation common stock outstanding immediately prior to the effective time of the merger. Assuming the merger is completed on September 30, 2009 and that Xenith Corporation does not incur any unanticipated expenses, the exchange ratio is estimated to be approximately 0.9068.

Outstanding options and warrants to purchase Xenith Corporation common stock will be converted into options and warrants to purchase Xenith Bankshares common stock at the same exchange ratio described above. Outstanding options to purchase shares of First Bankshares common stock will remain outstanding as options to purchase shares of Xenith Bankshares common stock.

First Bankshares and Xenith Corporation will use their best efforts to cause the shares of Xenith Bankshares common stock to be issued in connection with the merger to be approved for listing on the NASDAQ Capital Market, subject to official notice of issuance, prior to the effective time of the merger.

No assurance can be given that the current market price of First Bankshares common stock will be equivalent to the market price of Xenith Bankshares common stock on the date that shares of stock are received by a Xenith Corporation shareholder or at any other time. The market price of Xenith Bankshares common stock received by a Xenith Corporation shareholder may be greater or less than the current market price of First Bankshares common stock.

If, between the date of the merger agreement and the effective time of the merger, the shares of Xenith Corporation or First Bankshares common stock are changed into a different number or class of shares by reason of reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any stock dividend is declared with a record date within that period, appropriate adjustments will be made to the exchange ratio and the cash election price paid to the cash electing First Bankshares shareholders.

No fractional shares of Xenith Bankshares common stock will be issued to any holder of Xenith Corporation common stock upon completion of the merger. For each fractional share that would otherwise be issued, Xenith Bankshares will pay cash in an amount equal to the fraction multiplied by $9.23.

No Appraisal Rights for Dissenting First Bankshares Shareholders

Shareholders of First Bankshares will not have appraisal rights in connection with the merger pursuant to applicable law.

Dissenting Xenith Corporation Shareholders

Shareholders of record of Xenith Corporation common stock who comply with the procedures described below will be entitled to appraisal rights under Article 15 of the Virginia Stock Corporation Act. Where appropriate, Xenith Corporation shareholders are urged to consult with their legal counsel to determine the appropriate procedures for the making of a notice of intent to demand payment (as described below). No further notice of the events giving rise to appraisal rights or deadlines for related actions will be provided by Xenith Corporation to you prior to its special meeting.

A vote in favor of the merger by a Xenith Corporation shareholder will result in a waiver of such shareholder’s appraisal rights.

The following discussion is only a summary, does not purport to be a complete statement of the law pertaining to appraisal rights under the Virginia Stock Corporation Act and is qualified in its entirety by reference to Article 15 of the Virginia Stock Corporation Act. Xenith Corporation shareholders are urged to consult Article 15 of the Virginia Stock Corporation Act, which is reprinted in its entirety as Annex D to this joint proxy statement.

Under the Virginia Stock Corporation Act, Xenith Corporation shareholders who follow the procedures set forth in Article 15 of the Virginia Stock Corporation Act will be entitled to receive payment of the “fair value” of their Xenith Corporation shares. Any Xenith Corporation shareholder who wishes to exercise appraisal rights should review the following discussion and Annex D carefully because failure to comply in a timely and proper manner with the procedures specified may result in the loss of appraisal rights under the Virginia Stock Corporation Act.

A Xenith Corporation shareholder wishing to exercise appraisal rights must deliver to Xenith Corporation, prior to or at the special meeting (but in any event before the vote is taken), a written notice of intent to demand payment for such shareholder’s shares if the merger becomes effective. A Xenith Corporation shareholder delivering a notice of intent must not vote his or her shares in favor of the merger or he or she will lose his or her appraisal rights. All notices of intent should be sent or delivered to Xenith Corporation, One James Center, 901 E. Cary Street, Suite 1700, Richmond, Virginia 23219, Attention: Corporate Secretary.

If the merger is approved and becomes effective, within 10 days after the effective date of the merger, Xenith Corporation will deliver an appraisal notice in writing to all Xenith Corporation shareholders who correctly and timely delivered a notice of intent and also did not vote for the merger, as described above. Such Xenith Corporation shareholders are referred to herein as “dissenting shareholders.” The appraisal notice will (i) state where the dissenting shareholder’s payment demands should be sent and where and when stock certificates should be deposited; (ii) set a date by which the surviving corporation, Xenith Bankshares, must receive the payment demand; (iii) Xenith Corporation’s estimate of the fair value of its shares; and (iv) include such other information as required by the Virginia Stock Corporation Act.

A dissenting shareholder to whom an appraisal notice is sent must demand payment within the time specified in the appraisal notice, deposit his or her stock certificates in accordance with the terms of the appraisal notice and make certain certifications required by the Virginia Stock Corporation Act. If a dissenting shareholder fails to take such actions, the dissenting shareholder loses his or her appraisal rights.

Within 30 days of the due date for receipt of payment demands, Xenith Corporation must pay each dissenting shareholder Xenith Corporation’s estimate of the fair value of each dissenting shareholder’s Xenith Corporation shares plus accrued interest. With any payment, Xenith Corporation must provide its most recent annual and quarterly financial statements, an explanation of how Xenith Corporation calculated the fair value of the shares and interest, and a description of the procedure a dissenting shareholder may follow if he or she is not satisfied with the payment.

Xenith Corporation may elect to deliver a demand payment after the effective time of the merger if a dissenting shareholder acquired, or is deemed to have acquired in accordance with Article 15 of the Virginia Stock Corporation Act, his or her shares after the merger agreement was announced or publicized. In theses circumstances, Xenith Corporation will estimate the fair value of the dissenting shareholder’s Xenith Corporation shares plus accrued interest and will offer to pay this amount to each dissenting shareholder who agrees to accept it in full satisfaction of his demand. With any such offer, Xenith Corporation must provide its most recent annual and quarterly financial statements, an explanation of how Xenith Corporation calculated the fair value of the shares and interest, and a description of the procedure a dissenting shareholder may follow if he or she is not satisfied with the offer.

A dissenting shareholder who is not satisfied with the amount paid or offered by Xenith Corporation must notify Xenith Corporation in writing of the dissenting shareholder’s own estimate of the fair value of his or her Xenith Corporation shares and the amount of interest due (less any amount that may have been already received by the dissenting shareholder from Xenith Corporation) and demand that Xenith Corporation pay this estimated amount. This notice must be given in writing within 30 days of the date that Xenith Corporation made or offered to make payment for the dissenting shareholder’s Xenith Corporation shares.

If a dissenting shareholder’s demand for payment remains unsettled, Xenith Corporation is obligated to commence a proceeding to determine the fair value of the Xenith Corporation shares and accrued interest within 60 days of the receipt of the dissenting shareholder’s payment demand. If Xenith Corporation fails to commence such proceeding in accordance with the Virginia Stock Corporation Act, Xenith Corporation must pay the dissenting shareholder the amount demanded by the dissenting shareholder. The appraisal proceeding must be brought in a Virginia circuit court.

Dissenting shareholders considering seeking appraisal should be aware that the fair value of their shares of Xenith Corporation common stock, as determined under Article 15 of the Virginia Stock Corporation Act, could be more than, the same as or less than the merger consideration that would be paid to them pursuant to the merger agreement. The costs and expenses of any appraisal proceeding will be determined by the court and assessed against Xenith Corporation unless the court determines that the dissenting shareholder did not act in good faith in demanding payment of the fair value of their Xenith Corporation shares, in which case such costs and expenses may be assessed against the dissenting shareholder.

If any Xenith Corporation shareholder who demands appraisal of his or her shares under Article 15 fails to perfect, or effectively withdraws or loses, his or her right to appraisal, as provided in the Virginia Stock Corporation Act, such shareholder’s shares of Xenith Corporation common stock will be converted into the right to receive the merger consideration in accordance with the merger agreement.

The cash received by dissenting shareholders for their shares of Xenith Corporation common stock will be taxable to such dissenting shareholders. Xenith Corporation shareholders who do not elect their appraisal rights and, therefore, receive Xenith Bankshares common stock in the merger will not be subject to federal or state income tax in connection therewith, except with respect to cash received in lieu of fractional shares.

Proration

Up to 25% of the total number of shares of First Bankshares common stock outstanding as of the effective time of the merger may be exchanged by First Bankshares shareholders for the right to receive the $9.23 per share cash consideration. However, in no event will cash be paid for more than 25% of the total number of shares of First Bankshares common stock outstanding as of the effective time of the merger. The number of shares that equals 25% of the shares of First Bankshares common stock outstanding at the effective time of the merger is referred to as the “cash election number.”

If the number of cash election shares is greater than the cash election number, then:

•	each non-electing share will, as of the effective time of the merger, represent one share of Xenith Bankshares common stock;

•

a number of cash election shares of each shareholder making a cash election equal to the product of (x) the cash election number divided by the total number of cash election shares and (y) the total number of cash election shares held by such shareholder, will be converted into the right to receive $9.23 in cash, provided that any fractional shares resulting from such multiplication will be rounded down to the next whole share; and

•

each cash election share that has not been converted into the right to receive $9.23 in cash pursuant to the prior bullet point will, as of the effective time, represent one share of Xenith Bankshares common stock.

Cash Election; Surrender of Stock Certificates

Cash Election Procedures

First Bankshares shareholders as of the record date for the First Bankshares annual meeting are receiving a cash election form sent under separate cover from this joint proxy statement for purposes of making a cash election for merger consideration with respect to their shares of First Bankshares common stock. First Bankshares shareholders who vote against the merger are still entitled to make cash elections with respect to their shares of First Bankshares common stock.

The cash election form permits each shareholder of First Bankshares common stock who, as of August 17, 2009, is a record holder (or, in the case of nominee record holders, the beneficial owner, through proper instructions and documentation to the nominee record holder) of First Bankshares common stock to specify the number of such holder’s shares of First Bankshares common stock with respect to which such holder makes a cash election. A shareholder who submits a cash election form is not required to make a cash election for all of his or her shares; the cash election form allows a cash election to be made for a portion of the holder’s shares and permits the holder to designate the particular shares for each such cash election.

If the merger is completed and a First Bankshares shareholder fails to submit a properly completed cash election form to Registrar and Transfer Company for the merger, referred to herein as the exchange agent, prior to 5:00 p.m., Eastern Time, on September [    ], 2009, referred to herein as the election deadline, the shareholder will be deemed to have not made a cash election and at the effective time of the merger the shareholder’s shares of First Bankshares common stock will automatically represent an equal number of shares of Xenith Bankshares common stock.

If a First Bankshares shareholder holds shares of First Bankshares common stock in “street name” and wishes to make a cash election, such holder should contact the holder’s bank, broker or other financial intermediary and follow the instructions provided by it.

Surrender of Certificates

A holder of First Bankshares common stock who wishes to make a cash election for some or all of his or her shares of First Bankshares common stock must indicate in the place provided on the cash election form the number of shares of First Bankshares common stock with respect to which he or she elects to receive cash and return the signed form, along with the original stock certificate(s) representing those shares, in the separate envelope marked “ELECTION FORM ENCLOSED,” to the exchange agent. All cash election forms must be received by the exchange agent prior to the election deadline. Each First Bankshares shareholder bears the risk of delivery of all of the materials that are required to be submitted to the exchange agent in order to properly make a cash election.

Do not send your cash election form or stock certificates in the envelope with your proxy card. Do not send your cash election form or stock certificates in the envelope marked “PROXY CARD ENCLOSED.” Do not send your cash election form or stock certificates to First Bankshares or Xenith Corporation.

A First Bankshares shareholder who makes an effective cash election will be entitled to receive cash consideration following the completion of the merger. If the exchange agent has received from a First Bankshares shareholder a properly executed cash election form and the certificates representing the shares to which such cash election relates by the election deadline, once the merger is completed, the exchange agent will forward to such shareholder the cash to which he or she is entitled for his or her shares of First Bankshares common stock and a certificate representing any shares of Xenith Bankshares for any non-cash electing shares represented by a surrendered certificate.

If any stock certificates represent only shares of First Bankshares common stock that are not subject to a cash election, the holder of such certificates does not need to take any action prior to the merger; by virtue of the merger, these certificates will represent the identical number of shares of Xenith Bankshares common stock immediately following the effective time of the merger. If First Bankshares shareholders approve Proposal II, promptly following the merger, the exchange agent will forward instructions to such First Bankshares shareholders regarding how to surrender those First Bankshares stock certificates, or surrender their book-entry shares in the case of book-entry shares, and receive Xenith Bankshares stock certificates for the same number of shares.

If any certificates representing shares of First Bankshares common stock have been lost, stolen or destroyed, upon the making of an affidavit, in form and substance reasonably acceptable to First Bankshares in the case of a cash election or to Xenith Bankshares after the merger, of that fact by such First Bankshares shareholder and, if required, the posting of a bond, the above stock certificate delivery requirement will be satisfied. Following completion of the merger, the exchange agent will deliver the appropriate cash election amount or a certificate representing the proper number of shares of Xenith Bankshares common stock, as appropriate.

If your shares are held in “street name” through a bank, broker or other financial intermediary, you should receive instructions from the entity where your shares are held advising you of the procedures for making a cash election. If you have any questions regarding these procedures, you should contact your bank, broker or other financial intermediary.

Cash Election Deadline

The exchange agent must receive the signed cash election form, and original stock certificate(s) relating to the shares for which a cash election is being made, by 5:00 p.m., Eastern Time, on September [    ], 2009.

Exchange Agent

Registrar and Transfer Company will serve as the exchange agent for purposes of receiving cash election forms, determining the merger consideration to be received by each holder of shares of First Bankshares common stock, exchanging the applicable cash merger consideration for certificates formerly representing shares of First Bankshares common stock if the merger is completed and the holder properly submits a cash election form, and exchanging the certificates of First Bankshares common stock (if First Bankshares shareholders approve Proposal II) and Xenith Corporation common stock for certificates representing shares of Xenith Bankshares common stock.

Inability to Transfer After Cash Election is Made

Once a cash election is properly made with respect to any share of First Bankshares common stock, the electing shareholder will not be able to sell or otherwise transfer that share, unless the cash election is properly revoked prior to the election deadline, or unless the merger agreement is terminated.

Cash Election Revocation and Changes

Generally, a cash election may be revoked or changed with respect to all or any portion of the shares of First Bankshares common stock covered by the cash election by the holder who submitted the applicable cash election form, but only upon receipt by the exchange agent prior to 5:00 p.m., Eastern Time, on September [    ], 2009 of (i) a written notice of revocation or (ii) in the case of a change, a properly completed revised cash election form that identifies the shares of First Bankshares common stock to which it applies. If a cash election is revoked, or the merger agreement is terminated, and any First Bankshares stock certificates have been transmitted to the exchange agent, the exchange agent will promptly return those certificates to the shareholders who submitted them (except, in the case of a revocation, to the extent (if any) a subsequent cash election is properly made with respect to any or all of the shares of First Bankshares common stock represented by such certificates).

Exchange of Xenith Corporation Common Stock

Promptly after the merger is completed, the exchange agent will automatically deliver to Xenith Corporation shareholders a stock certificate for the number of shares of Xenith Bankshares common stock equal to the holder’s shares of Xenith Corporation common stock multiplied by the exchange ratio. Xenith Corporation shareholders will not receive any fractional shares of Xenith Bankshares common stock. Instead, they will receive a cash payment (without interest) in lieu of such fractional share in an amount determined by multiplying the fractional share interest to which they would otherwise be entitled by $9.23.

Background of the Merger

The merger agreement is the result of arms-length negotiations between representatives of Xenith and representatives of First Bankshares, during which Xenith and First Bankshares consulted their respective legal and financial advisors. The following is a discussion of the background of those negotiations.

Xenith Corporation is a Virginia corporation formed for the purpose of owning and operating a full service, locally managed commercial bank specifically targeting the financial needs of middle-market corporations, real estate developers and investors, private banking clients and select retail banking clients in the Eastern, Central and Northern Virginia markets. Xenith Corporation was originally envisioned to be a de novo Virginia state-chartered bank, and was formerly known as Xenith Bank (In Organization). On May 5, 2009, Xenith Bank (In Organization) amended its articles of incorporation to change its name to Xenith Corporation. References to “Xenith” in this “Background of the Merger” section are to Xenith Bank (In Organization) before May 5, 2009 and to Xenith Corporation on and after May 5, 2009.

Although Xenith commenced efforts to organize a de novo bank in February, 2008, Xenith recognized by October, 2008 that dramatic changes in the banking industry and the capital markets were occurring and began to analyze the benefits of combining with an existing bank based in Virginia as an alternative to opening as a de novo bank. At the same time, First Bankshares was not pursuing a merger or other similar transactions. Following the implementation by the U.S. Treasury of the TARP Capital Purchase Program, referred to herein as TARP CPP, First Bankshares explored participating in the TARP CPP during the period of September 11, 2008 until May 21, 2009.

At a meeting of the Xenith board of directors on November 5, 2008, Mr. Layfield reviewed with the board three alternatives for moving forward: (i) continue the initial strategy of opening a de novo bank with a minimum capital investment of $70 million, (ii) pursue the strategy of opening a de novo bank but lower the initial capital raise, or (iii) pursue a combination with another bank chartered and located in Virginia. Following Mr. Layfield’s presentation, the board of directors authorized management to consider a possible business combination. Meanwhile, First Bankshares filed an application on November 12, 2008 with the U.S. Treasury to participate in the TARP CPP.

On December 4, 2008, Xenith engaged Baxter Fentriss & Company as its financial advisor to assist in identifying a number of banks and bank holding companies for discussions regarding a potential business combination transaction. Also, on December 4, 2008, First Bankshares received notification from the U.S. Treasury of its preliminary approval to participate in the TARP CPP in the amount of $3.54 million.

On December 8, 2008, representatives of Baxter Fentriss & Company met with representatives of Xenith to discuss the prospects of a business combination transaction between Xenith and an established banking partner, potential merger partners and possible structures for a business combination transaction, including ranges and forms of consideration payable. First Bankshares issued a press release on December 12, 2008 announcing its preliminary approval to participate in the TARP CPP.

On December 15, 2008, a representative of Baxter Fentriss & Company, on behalf of Xenith, contacted Darrell G. Swanigan, the President and Chief Executive Officer of First Bankshares, regarding a possible business combination between Xenith and First Bankshares and invited Mr. Swanigan to meet with Mr. Layfield.

At a meeting of Xenith’s board of directors held on December 17, 2008, Mr. Layfield presented to Xenith’s board of directors a list of 15 potential candidates, including, First Bankshares, that Xenith’s management prepared with the assistance of Baxter Fentriss & Company, Xenith’s board of directors authorized Xenith’s management to approach targets on the list and report back to Xenith’s board of directors.

On December 22, 2008, Messrs. Layfield and Swanigan first met to discuss the merits of a possible business combination transaction between Xenith and First Bankshares. Mr. Swanigan advised Mr. Layfield of First Bankshares’ preliminary approval to participate in the TARP CPP, but that First Bankshares might be receptive to consideration of a merger proposal.

Messrs. Layfield and Swanigan met again on December 29, 2008 and exchanged some general information regarding Xenith and First Bankshares.

On January 20, 2009, the executive committee of First Bankshares’ board of directors was advised regarding Xenith’s expression of interest.

On January 21, 2009, Xenith’s board of directors received a presentation from Mr. Layfield and other members of Xenith’s management regarding the progress of Xenith’s new acquisition strategy and management’s recommendation to focus initially on four banks, including First Bankshares. Mr. Layfield also reported on his initial discussions with Mr. Swanigan. Xenith’s board of directors authorized Xenith’s management to continue or commence discussions with the four merger candidates identified by management.

On January 28, 2009, Mr. Layfield met with Mr. Swanigan to communicate Xenith’s initial proposal for a business combination transaction with First Bankshares. Under the terms of Xenith’s initial proposal, Xenith would be merged into First Bankshares with First Bankshares as the surviving legal entity in the merger. Shareholders of Xenith would receive shares of First Bankshares common stock in exchange for their shares of Xenith common stock based on an exchange ratio to be determined by dividing the book value per share of Xenith common stock as of the effective time of the merger by $7.62, subject to adjustment for any change in the book value of First Bankshares common stock between the signing of the merger agreement and the completion of the merger. First Bankshares’ shareholders could elect to retain their shares of First Bankshares common stock or receive $7.62 in cash for each share of First Bankshares common stock, subject to adjustment as described above and to proration in the event that aggregate cash elections exceeded 15% of shares of First Bankshares common stock outstanding as of the effective time of the merger.

On February 2, 2009, after considerable deliberations, First Bankshares’ board of directors determined that Xenith’s initial proposal was inadequate. Shortly after that meeting, Mr. Swanigan notified Mr. Layfield of this determination and that First Bankshares would not be interested in going forward with discussions on the terms initially proposed.

On February 18, 2009, Xenith’s board of directors met and expanded the list of potential merger candidates from four to eight and also authorized new pricing ranges for management’s ongoing discussions with those banks, including First Bankshares.

On the evening of February 18, 2009, Mr. Layfield and other representatives of Xenith made a presentation to First Bankshares’ board of directors in Suffolk, Virginia, at which time they presented a revised proposal. The revised proposal was structured exactly the same as the initial proposal except that the $7.62 amount used to calculate both the exchange ratio for the Xenith shares and the cash price for the First Bankshares’ shares was increased to $9.18, and the aggregate cash election percentage was increased from 15% to 25%. After considerable deliberations, First Bankshares’ board of directors determined that the terms of Xenith’s revised proposal were generally acceptable and authorized Mr. Swanigan to proceed with due diligence and, if appropriate, the negotiation of a definitive agreement subject to future First Bankshares board approval. The First Bankshares board also determined to proceed with steps necessary to participate in the TARP CPP in the event the possible transaction with Xenith Corporation did not move forward, including preparation of a preliminary proxy statement for its annual meeting. Shortly after the meeting, Mr. Swanigan notified Mr. Layfield of this determination.

On February 23, 2009, First Bankshares filed with the SEC its preliminary proxy statement for its annual meeting of shareholders. That preliminary proxy statement included a proposal seeking shareholder approval to authorize the creation of the classes of preferred stock required for participation by First Bankshares in the TARP CPP.

On February 25, 2009, First Bankshares contacted Anderson & Strudwick, Inc., referred to herein as A&S, about serving as First Bankshares’ financial advisor.

On March 5, 2009, Xenith and First Bankshares entered into a confidentiality agreement and Xenith provided First Bankshares with a non-binding term sheet that reflected the principal terms of the revised proposal. By doing so, First Bankshares agreed not to pursue any alternative transactions.

On March 6, 2009, First Bankshares engaged A&S as its financial advisor to render an opinion as to whether the consideration to be received by First Bankshares shareholders in the merger was fair to such shareholders from a financial point of view.

On March 19, 2009, representatives of A&S met with the First Bankshares’ board of directors to provide advice regarding Xenith’s offer and financial highlight of related market summaries.

On March 25, 2009, Xenith’s board of directors received a report from Mr. Layfield that, according to Mr. Swanigan, certain directors of First Bankshares were not comfortable with the terms of Xenith’s revised proposal after conversations with A&S. Mr. Layfield discussed several options available to Xenith, including either terminating negotiations with First Bankshares or increasing the merger consideration. Xenith’s board of directors authorized Xenith’s management to submit another proposal to First Bankshares, subject to (i) adjustment based on the results of Xenith’s due diligence review, (ii) First Bankshares’ agreement to permit immediate commencement of due diligence and (iii) First Bankshares’ agreement with respect to the composition of the boards of directors of Xenith Bankshares and Xenith Bank following the completion of the merger.

Between March 25, 2009 and April 14, 2009, representatives and advisors of each of Xenith and First Bankshares conducted extensive business, legal and financial due diligence investigations of the other company.

On April 14, 2009, Messrs. Layfield and Swanigan met to discuss the results of Xenith’s due diligence of First Bankshares, including its loan and investment portfolios.

Based on these discussions, and taking into account a variety of compromises by both parties regarding certain social issues, including board seats and employment agreements, Messrs. Layfield and Swanigan agreed to propose to their respective boards of directors a merger based on a fixed book value per share as opposed to one subject to adjustment for changes in First Bankshares’ book value between the signing of the merger agreement and the completion of the merger. Under this proposal, shareholders of Xenith would receive shares of First Bankshares common stock in exchange for their shares of Xenith common stock based on an exchange ratio to be determined by dividing the book value per share of Xenith common stock as of the effective time of the merger by $9.23. First Bankshares’ shareholders could elect to retain their shares of First Bankshares common stock or receive $9.23 in cash for each share of First Bankshares common stock, subject to proration in the event that aggregate cash elections exceed 25% of shares of First Bankshares common stock outstanding as of the effective time of the merger.

On April 15, 2009, Xenith’s board of directors met to receive an update on the due diligence process and the status of the discussions with First Bankshares from representatives of Xenith’s management and Xenith’s outside legal counsel. Following this discussion, Mr. Layfield presented the fixed book value per share proposal described above. Based on Mr. Layfield’s recommendation and after considerable deliberations, Xenith’s board of directors approved the proposal and authorized Xenith’s management to continue negotiations with First Bankshares.

On April 29, 2009, representatives of Xenith, First Bankshares, Baxter Fentriss & Company, A&S and Xenith’s and First Bankshares’ outside legal counsel met to negotiate the terms of the definitive documents for the merger, including the merger agreement. The negotiations included, among other things, discussions related to the deal protection provisions that would be included in the merger agreement, the terms of the voting agreements to be entered into by shareholders of both parties, the size of the termination fee, the situations in which the termination fee would be payable and the manner in which First Bankshares could respond to a potential superior proposal from a third party.

Early in May, 2009, the parties reached agreement on substantially final forms of the definitive documents for the merger, including the merger agreement.

On May 5, 2009, Xenith’s board of directors convened a meeting. At this meeting, Xenith’s board of directors received an update on the due diligence review of First Bankshares and Xenith’s legal counsel reviewed in detail the terms of the merger agreement and other definitive agreements. After deliberation and questions, Xenith’s board of directors (i) determined that the merger agreement and the transactions contemplated by the merger agreement are fair to and in the best interests of Xenith’s shareholders, (ii) approved and adopted the merger agreement and the transactions contemplated thereby and (iii) recommended that Xenith’s shareholders approve the merger agreement.

Between May 5, 2009, and May 11, 2009, negotiations continued between Xenith and First Bankshares in an effort to resolve all open issues in the merger agreement and other definitive documents.

On May 11, 2009, First Bankshares’ board of directors convened a meeting. First Bankshares’ outside legal counsel reviewed with First Bankshares’ board of directors its duties under Virginia law and the principal provisions of the proposed merger agreement. Special attention was given to the provisions of the proposed merger agreement limiting the ability of First Bankshares’ board of directors to pursue another offer, including the termination fee of $1 million that would be payable to Xenith under certain conditions. A&S gave a presentation that analyzed, among other matters, the financial terms of the transaction between Xenith and First Bankshares. After its presentation, A&S delivered its oral opinion, subsequently confirmed in writing prior to the execution of the merger agreement, that as of the date of the merger agreement, and subject to the assumptions made, procedures followed, matters considered and limitations of the review undertaken, the consideration to be received by First Bankshares shareholders pursuant to the merger agreement was fair to such shareholders from a financial point of view. The full text of Anderson & Strudwick’s fairness opinion which sets forth the assumptions made, procedures followed, matters considered and limits of the review undertaken, is attached as Annex C to this joint proxy statement. After deliberation and questions, First Bankshares’ board of directors (i) determined that the merger agreement and the transactions contemplated by the merger agreement are fair to and in the best interests of First Bankshares shareholders, (ii) approved and adopted the merger agreement and the transactions contemplated thereby and (iii) recommended that First Bankshares shareholders approve the merger agreement.

Following the meeting of the First Bankshares’ board of directors, representatives of Xenith and First Bankshares finalized the merger agreement and other transaction documents, and Xenith and First Bankshares executed the merger agreement on May 12, 2009. First Bankshares and Xenith issued a joint press release to publicly announce the merger after the end of trading on the NASDAQ Capital Market on May 12, 2009. On May 21, 2009, the First Bankshares board of directors determined to decline participation in the TARP CPP based on a variety of factors, including its merger agreement with Xenith, and First Bankshares subsequently withdrew its previously filed preliminary proxy statement with the SEC.

First Bankshares’ Reasons for the Merger

In reaching its decision to approve the merger agreement and the transactions contemplated thereby, and to recommend the merger to First Bankshares shareholders, the board of directors of First Bankshares consulted with its management and its financial and legal advisors, and considered a number of factors including, but not limited to, the following:

•

the transaction conforms with First Bankshares’ long-term strategic goal of enhancing shareholder value through greater opportunities for diversification of credit risks, broadening of its customer base for loans and deposits and expanding its geographic footprint;

•	the value per share of the merger consideration is favorable and includes up to 25% in the form of cash;

•

availability of significant additional capital resulting from the merger to bolster the capital of the bank, facilitate attainment of its strategic objectives and take advantage of lending opportunities available for the bank;

•	the ability to add Xenith Corporation’s experienced and seasoned executive management, operations and lending personnel to supplement the bank’s existing management structure;

•

Xenith Corporation’s business model of targeting the financial needs of middle-market corporations, real estate developers and investors, private banking clients and select retail banking clients and the compatibility of that business model with First Bankshares’ strategic objectives;

•

the opportunity for geographic expansion throughout the Hampton Roads, Virginia market, in which the bank presently operates, as well as the opportunity for expansion into the significant banking markets of Northern Virginia and Richmond, Virginia;

•	the review of Xenith Corporation’s current financial condition, business plan and potential growth and profitability;

•

the review by First Bankshares’ board of directors, based on the presentation of its financial advisor, A&S, of the business, operations, financial condition and earnings prospects arising from the merger with Xenith Corporation for the combined company on a pro forma basis, and the resulting relative interests of First Bankshares shareholders and the common equity of the combined company;

•	the current and prospective economic and competitive environment facing banking institutions generally, and First Bankshares and Xenith Corporation in particular;

•

the financial analyses and other information presented by A&S to First Bankshares’ board of directors with respect to the merger with Xenith Corporation as compared to not engaging in a merger transaction;

•

the terms of the merger agreement, which provide for representations, warranties, and covenants, conditions to closing, rights related to termination and payment of termination fees that are comparable to the representations and warranties, conditions to closing and rights related to termination that appear in similar transactions;

•

the ability of First Bankshares’ board of directors to terminate the merger agreement under limited circumstances in the event of a superior proposal presented for the benefit of First Bankshares shareholders;

•	the general impact that the merger could be expected to have on the constituencies presently served by First Bankshares, including its customers, employees and community;

•

the expectation that the merger would constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, referred to herein as the Internal Revenue Code, and that it would be accounted for as an acquisition for accounting and financial reporting purposes;

•

the ability of the bank to continue operation from its existing three branches in the Suffolk market under the name of SuffolkFirst Bank, and the ability of the Hampton Roads area to be managed by Darrell G. Swanigan as President of Xenith Bank’s Hampton Roads region;

•

the corporate governance aspects of the merger, including the fact that First Bankshares will have three members of the board of directors of Xenith Bankshares following the merger, as well as five directors of Xenith Bank following the merger;

•	the results of the due diligence investigation by First Bankshares of Xenith Corporation and its management and outside directors; and

•	the assessment by First Bankshares’ board of directors, based on advice of its outside counsel, concerning the likelihood that all required regulatory approvals would be obtained prior to the closing.

First Bankshares’ board of directors also considered:

•

the fact that First Bankshares’ directors and officers might be deemed to have interests in the merger that are in addition to their interests generally as First Bankshares shareholders, which have the potential to influence such directors’ and officers’ views and actions in connection with the merger;

•	the risk that the benefits sought in the merger would not be fully realized;

•	the risk that the merger would not completed;

•	the effect of the public announcement of the merger on SuffolkFirst Bank’s customer relationships, ability to retain employees and the trading price of First Bankshares’ common stock; and

•

the $1 million termination fee payable, under certain circumstances, by First Bankshares to Xenith, including the risk that the termination fee might discourage third parties from expressing an interest to First Bankshares regarding a possible transaction by increasing the costs of such transaction and recognition that the termination fee was a condition to Xenith’s willingness to enter into the merger agreement.

In the judgment of First Bankshares’ board of directors, the potential benefits of the merger outweigh these considerations.

The preceding discussion of the information and factors considered by First Bankshares’ board of directors is not intended to be exhaustive, but, rather, includes all of the material factors considered by it in connection with its evaluation of the merger. In reaching its determination to approve and adopt the merger agreement and recommend that First Bankshares shareholders approve the merger agreement and the related plan of merger, First Bankshares’ board of directors did not quantify, rank or otherwise assign any relative or specific weights to the factors considered in reaching that determination. In addition, First Bankshares’ board of directors did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. Moreover, in considering the information and factors described above, individual directors may have given differing weights to different factors. First Bankshares’ board of directors based its determination on the totality of the information presented.

First Bankshares’ board of directors determined that the merger agreement and the transactions contemplated by the merger agreement are fair to and in the best interests of First Bankshares shareholders. Accordingly, First Bankshares’ board of directors approved and adopted the merger agreement and the transactions contemplated thereby, and recommends that First Bankshares shareholders vote “FOR” the proposal to approve the merger agreement.

Xenith Corporation’s Reasons for the Merger

In reaching its determination to approve the merger agreement and the transactions contemplated thereby, and to recommend the merger agreement to Xenith Corporation shareholders, the board of directors of Xenith Corporation consulted with Xenith Corporation’s management and its financial and legal advisors, and considered a number of factors. The following include the material factors considered by Xenith Corporation’s board of directors:

•

changes negatively affecting the de novo bank strategy as compared with the benefits of a business combination, including (i) virtually unprecedented dislocation in the banking sector as a result of the failure of troubled financial institutions and (ii) a decline in the number of de novo banks obtaining federal and state regulatory approvals when measured against historical experience;

•

the consideration of certain favorable factors available in a business combination strategy but not in a de novo bank strategy, including (i) the sharp declines in the ratio of price to tangible book value for acquisitions in the banking industry, (ii) the opportunity to bolster capital by combining Xenith Corporation’s capital base with First Bankshares’ capital base, (iii) the opportunity to reduce the time to achieving profitability, (iv) the elimination of the need for regulatory approval for a de novo bank in a difficult regulatory climate, (v) enhanced liquidity by acquiring core deposits of First Bankshares and (vi) the addition of an existing experienced bank management team and related infrastructure in a geographic location in Hampton Roads, Virginia as part of Xenith Corporation’s overall market strategy;

•

the consideration of certain factors specific to First Bankshares, including (i) the ability to accelerate Xenith Corporation’s presence in the Hampton Roads, Virginia market place, consistent with its overall strategy, (ii) the support of First Bankshares’ board of directors and management of Xenith Corporation’s vision and business plan, (iii) manageable loan portfolio and integration issues, (iv) the opportunity to supplement core funding of the bank’s operations and (v) the opportunity to bolster capital and accelerate profitability;

•	the review of First Bankshares’ business, operations, financial condition and earnings on an historical and a prospective basis, including, without limitation, its potential growth and profitability;

•	the opportunity to expand Xenith Corporation’s management structure;

•

the review by Xenith Corporation’s board of directors, based on the presentation of its financial advisor, Baxter Fentriss & Company, of the business, operations, financial condition and earnings of First Bankshares on an historical and a prospective basis and of the combined company on a pro forma basis and the historical stock price performance and liquidity of First Bankshares’ common stock and the resulting relative interests of Xenith Corporation shareholders and First Bankshares shareholders in the common equity of the combined company;

•	the current and prospective economic and competitive environment facing banking institutions generally, and Xenith Corporation and First Bankshares in particular;

•

the financial analyses and other information presented by Baxter Fentriss & Company to Xenith Corporation’s board of directors with respect to the merger with First Bankshares as compared with other merger candidates;

•	the review of other alternative strategic options potentially available to Xenith Corporation, including continuing to pursue the de novo bank strategy or discussions with other merger candidates;

•

the assessment by Xenith Corporation’s board of directors of Xenith Corporation’s ability to meet the condition to the completion of the merger of raising at least $40 million in gross proceeds in a private placement of shares of its common stock;

•

the terms of the merger agreement, which provide for representations, warranties and covenants, conditions to closing, rights related to termination and payment of termination fees that are comparable to the representations, warranties, conditions to closing and rights related to termination that appear in similar transactions;

•	the general impact that the merger could be expected to have on the constituencies served by SuffolkFirst Bank, including its customers, employees and communities;

•

the expectation that the merger would constitute a reorganization under Section 368(a) of the Internal Revenue Code and that it would be accounted for as an acquisition for accounting and financial reporting purposes;

•

the corporate governance aspects of the merger, including the fact that Xenith Corporation has agreed initially to appoint three members of the board of directors of First Bankshares to the board of directors of Xenith Bankshares, which is expected to provide First Bankshares a degree of continuity and involvement following the merger, in the interest of SuffolkFirst Bank’s customers and employees;

•	the results of the due diligence investigation of First Bankshares conducted by Xenith Corporation’s management and outside advisors; and

•	the assessment by Xenith Corporation’s board of directors, based on advice of its outside counsel, concerning the likelihood that all required regulatory approvals would be obtained prior to closing.

Xenith Corporation’s board of directors also considered:

•

the fact that Xenith Corporation’s directors and officers might be deemed to have interests in the merger that are in addition to their interests generally as Xenith Corporation shareholders, which have the potential to influence such directors’ and officers’ views and actions in connection with the merger;

•	the risk that the benefits sought in the merger would not be fully realized;

•	the risk that the merger would not be completed;

•

the consequences and related costs of First Bankshares being a public company that is subject to the Securities and Exchange Act of 1934, including SEC filing and reporting requirements before and after the merger;

•	the effect of the public announcement of the merger on SuffolkFirst Bank’s customer relationships, ability to retain employees and the trading price of First Bankshares’ common stock; and

•

the $500,000 termination fee payable, under certain circumstances, by Xenith Corporation to First Bankshares, including the risk that the termination fee might discourage third parties from offering to acquire Xenith Corporation by increasing the cost of a third-party acquisition; and recognition that the termination fee was a condition to First Bankshares’ willingness to enter into the merger agreement.

In the judgment of Xenith Corporation’s board of directors, the potential benefits of the merger outweigh these considerations.

The preceding discussion of the information and factors considered by Xenith Corporation’s board of directors was not intended to be exhaustive, but, rather, includes all of the material factors considered by it in connection with its evaluation of the merger. In reaching its determination to approve and adopt the merger agreement and recommend that Xenith Corporation shareholders approve the merger agreement and the related plan of merger, Xenith Corporation’s board of directors did not quantify, rank or otherwise assign any relative or specific weights to the factors considered in reaching that determination. In addition, Xenith Corporation’s board of directors did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. Moreover, in considering the information and factors described above, individual directors may have given differing weights to different factors. Xenith Corporation’s board of directors based its determination on the totality of the information presented.

Xenith Corporation’s board of directors determined that the merger agreement and the transactions contemplated by the merger agreement are fair to and in the best interests of Xenith Corporation shareholders. Accordingly, Xenith Corporation’s board of directors approved and adopted the merger agreement and the transactions contemplated thereby, and recommends that Xenith Corporation shareholders vote “FOR” the proposal to approve the merger agreement.

Non-public Financial Projections Shared with Xenith Corporation

As noted under “—Background of the Merger” above, in connection with its consideration of the merger, Xenith Corporation conducted a due diligence review of First Bankshares. The information that was provided to Xenith Corporation included First Bankshares’ internal budget for the 2009 fiscal year, which was prepared by First Bankshares management during January, 2009. The budget was prepared by First Bankshares management for internal use and for assistance in planning, capital allocation and other management decisions and contained certain financial projections for the 2009 fiscal year, which are summarized below.

The budget information provided below was not prepared with a view to public disclosure or compliance with GAAP, the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants regarding forecasts and projections. In addition, the budget was based on numerous assumptions. Those assumptions that First Bankshares believes to be material are summarized below. The financial projections may not be realized and are subject to contingencies and uncertainties, many of which are beyond the control of First Bankshares and some of which are described under “RISK FACTORS” beginning on page 17 and “CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS” beginning on page 35. Accordingly, the inclusion herein of the summary of the financial projections from the budget should not be interpreted as an indication that First Bankshares considers this information a reliable prediction of future results, and this information should not be relied upon for this purpose. Actual results may differ materially from those set forth below; for a discussion of some of the factors that could cause actual results to differ materially from those set forth below, see “CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS” beginning on page 35. First Bankshares does not intend to make publicly available any update or other revision to these projections.

         In light of the foregoing, and considering that the First Bankshares annual meeting will be held approximately nine months after the date the financial projections included below were prepared, as well as the uncertainties inherent in any budgeted or forecasted information, both First Bankshares shareholders and Xenith Corporation shareholders are cautioned not to rely on these projections. As of the date of this joint proxy statement, First Bankshares, based on its recently filed financial results for the three and six months ended June 30, 2009 contained in its Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2009, does not believe it will achieve the projections for the year ending December 31, 2009, as summarized below. First Bankshares’ results of operations for the six months ended June 30, 2009 were adversely affected by merger-related expenses, higher than projected provisions for loan losses, less than projected growth in loans, a special assessment by the FDIC and challenging economic conditions both in First Bankshares’ markets and nationally. Based on the adverse impact of the foregoing factors on First Bankshares’ results in the first half of 2009, First Bankshares does not believe its results for the year ending December 31, 2009 will meet the below projections shared with Xenith Corporation in the course of Xenith Corporation’s due diligence review of First Bankshares.

2009 First Bankshares Budget Projections	For the year ending December 31, 2009
Total Income	$10,196,375
Net Income	$494,631
Earnings Per Share (basic)	$0.22

The information shown above was prepared as of January, 2009 using assumptions then considered by First Bankshares management reasonably likely to be representative of market conditions for the entirety of 2009. Some of the more significant assumptions included assumptions regarding the net interest margin, loan and deposit growth, prepayment speeds in the loan and securities portfolios, growth in non-interest income and expense, the level of provisions for loan loss and the estimated tax rate. Interest rates and yields on the interest earning assets and interest bearing liabilities were assigned based upon the then-current pricing patterns and expected pricing trends. Asset and deposit growth projections were based upon the SuffolkFirst Bank business plan and compared to recent historical achievements. SuffolkFirst Bank’s past experience with prepayment speeds in its portfolios, as well as management’s knowledge of both local and national economic trends, were used to calculate the expected prepayments in the loan and securities portfolios. The provision for loan losses was based upon the then-current loan review analysis and projected loan growth. Estimated taxes were based upon the then-current tax rate adjusted for any then-known or anticipated tax law changes.

Opinion of First Bankshares’ Financial Advisor

First Bankshares retained Anderson & Strudwick, Inc. on March 6, 2009 to assist it in its consideration of pursuing a possible transaction with Xenith Corporation. As part of that engagement, First Bankshares retained A&S to act as its sole financial advisor in connection with the possible acquisition of, or business combination with, Xenith Corporation, and related matters. A&S also agreed, if requested by First Bankshares, to render an opinion with respect to the fairness, from a financial point of view, to the holders of First Bankshares common stock, of any merger consideration proposed should First Bankshares agree to a transaction. A&S is a nationally recognized investment banking firm with substantial experience in transactions similar to the merger and is familiar with First Bankshares and its business. As part of its investment banking business, A&S is routinely engaged in the valuation of financial services businesses and their securities in connection with mergers, acquisitions and securities offerings. First Bankshares selected A&S as its financial advisor based upon A&S’s qualifications, experience and reputation. Prior to such selection, no material relationship had existed between First Bankshares and A&S.

On May 11, 2009, A&S delivered its verbal opinion (and subsequently its written opinion on May 12, 2009) that the merger consideration, inclusive of the $40.0 million in gross proceeds (including amounts previously contributed and amounts committed to be contributed) to be available to Xenith Corporation at the effective time of the merger and the resulting ownership as determined by the exchange ratio mechanism, proposed under the merger agreement was fair to the shareholders of First Bankshares, from a financial point of view, as of the date of the opinion. Neither First Bankshares nor its board of directors imposed any limitations on A&S with respect to the investigations made or the procedures followed in rendering the opinion.

A&S’s written opinion to First Bankshares’ board of directors, dated May 12, 2009, which set forth the assumptions made, matters considered and extent of review by A&S, is attached as Annex C to this joint proxy statement. It should be read carefully and in its entirety in conjunction with this joint proxy statement. The following summary of A&S’s opinion is qualified in its entirety by reference to the full text of the opinion. A&S’s opinion is addressed to the First Bankshares board of directors and does not constitute a recommendation to any shareholder of First Bankshares as to how the shareholder should vote at the shareholder meeting.

In rendering its opinion, A&S reviewed, among other things:

•	the merger agreement;

•	the current financial position and general prospects of Xenith Corporation and certain internal financial analyses and forecasts prepared by management of Xenith Corporation and its advisor;

•

the historical financial performance, current financial position and general prospects of First Bankshares and certain internal financial analyses and forecasts prepared by management of First Bankshares;

•	interim reports to shareholders and Quarterly Reports on Form 10-Q of First Bankshares and other communications from First Bankshares to its shareholders; and

•

other financial information concerning the businesses and operations of Xenith Corporation and First Bankshares furnished to A&S by Xenith Corporation and First Bankshares for purposes of A&S’s analysis.

A&S met with representatives of First Bankshares, Xenith Corporation, Baxter Fentriss & Company and outside legal counsel for each of First Bankshares and Xenith Corporation to negotiate the terms of the definitive documents for the merger, including the merger agreement. A&S also held discussions with members of senior management of First Bankshares regarding:

•	past and current business operations;

•	regulatory relationships;

•	financial condition; and

•	future prospects of the respective companies.

A&S also:

•

reviewed the market prices, valuation multiples, publicly reported financial conditions and results of operations for First Bankshares and compared them with those of certain publicly traded companies that A&S deemed to be relevant;

•

reviewed the financial condition of Xenith Corporation and its ability to execute a capital raise resulting in $40.0 million at a minimum in gross proceeds (including amounts previously contributed and amounts committed to be contributed);

•

reviewed the resulting impact of the $40.0 million, or higher, in gross proceeds available to Xenith Corporation at the effective time of the merger to First Bankshares’ book value and earnings, on a current and prospective basis;

•	compared the proposed financial terms of the merger with the financial terms of certain other transactions that A&S deemed to be relevant, including merger transactions and capital infusions; and

•	performed other studies and analyses that it considered appropriate.

In conducting its review and arriving at its opinion, A&S relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or otherwise made available to A&S or that was discussed with, or reviewed by or for A&S, or that was publicly available. A&S did not attempt or assume any responsibility to verify such information independently. A&S relied upon the management of First Bankshares and Xenith Corporation as to the reasonableness and achievability of the financial and operating forecasts and projections (and assumptions and bases therefore) provided to A&S. A&S assumed, without independent verification, that the aggregate allowances for loan and lease losses for First Bankshares are adequate to cover those losses. A&S did not make or obtain any evaluations or appraisals of any assets or liabilities of First Bankshares or Xenith Corporation, and A&S did not examine any books and records or review individual credit files, and therefore A&S expresses no opinion as to the accuracy or completeness of the documents.

The projections furnished to A&S and used by it in certain of its analyses were prepared by First Bankshares’ and Xenith Corporation’s senior management. First Bankshares and Xenith Corporation do not publicly disclose internal management projections of the type provided to A&S in connection with its review of the merger. As a result, such projections were not prepared with a view towards public disclosure. The projections were based on numerous variables and assumptions which are inherently uncertain, including factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in the projections.

For purposes of rendering its opinion, A&S assumed that, in all respects material to its analyses:

•	the merger will be completed substantially in accordance with the terms set forth in the merger agreement;

•	the representations and warranties of each party in the merger agreement and in all related documents and instruments referred to in the merger agreement are true and correct;

•	each party to the merger agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents;

•	all conditions to the completion of the merger will be satisfied without any waivers;

•	there is no taxation at the corporate level as provided by and at the guidance of First Bankshares’ and Xenith Corporation’s counsel; and

•

in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the merger, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of the combined company or the contemplated benefits of the merger, including the cost savings, revenue enhancements and related expenses expected to result from the merger.

A&S further assumed that the merger will be accounted for as an acquisition transaction under GAAP. A&S’s opinion is not an expression of an opinion as to the prices at which shares of First Bankshares common stock will trade following the announcement of the merger or the actual value of the shares of common stock of the combined company when issued pursuant to the merger, or the prices at which the shares of common stock of the combined company will trade following the completion of the merger.

In performing its analyses, A&S made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of A&S, Xenith Corporation and First Bankshares. Any estimates contained in the analyses performed by A&S are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty.

The following is a summary of the material analyses presented by A&S to the First Bankshares board of directors in connection with its May 12, 2009 opinion. In connection with its written opinion dated May 12, 2009, A&S performed procedures to update certain of its analyses and review the assumptions on which such analyses were based and the factors considered in connection therewith. The summary is not a complete description of the analyses underlying the A&S opinion or the presentation made by A&S to First Bankshares’ board of directors, but summarizes the material analyses performed and presented in connection with such opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, A&S did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. The financial analyses summarized below include information presented in tabular format. Accordingly, A&S believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion. The tables alone do not constitute a complete description of the financial analyses.

Transaction Summary

A&S calculated the $40.0 million in gross proceeds (including amounts previously contributed and amounts committed to be contributed) to be available to Xenith Corporation at the effective time of the merger, the proposed exchange ratio mechanism, and merger consideration to be paid as a multiple of First Bankshares’ book value per share, tangible book value per share and latest twelve months’ earnings per share. Additionally, A&S adjusted throughout its analyses the financial data to exclude any non-recurring income and expenses and any extraordinary items. The merger consideration was based on, at the election of First Bankshares shareholders, each share of First Bankshares common stock converting into the right to receive (a) cash in the amount of $9.23 per share, with no more than 25% of First Bankshares common shares outstanding opting for the cash election, and (b) one share of Xenith Bankshares common stock for each share of First Bankshares common stock not opting for the cash election. These computations were based on First Bankshares’ stated and tangible book value per share of $7.23 as of March 31, 2009 and First Bankshares’ latest twelve months’ earnings of $259 thousand for the twelve months ended March 31, 2009. The merger consideration represents a 127.7% premium over First Bankshares’ book value and tangible book value per share and 83.9x First Bankshares’ latest twelve month earnings as of March 31, 2009. Additionally, the merger consideration represents a 341.9% premium over First Bankshares’ closing price of $2.70 per share on May 11, 2009. In the aggregate, the cash portion of the consideration equates to $5.2 million compared to First Bankshares’ total market cap of $6.2 million as of May 11, 2009.

Selected Transaction Analysis

A&S reviewed certain financial data related to a set of North Carolina and Virginia bank mergers announced since May 8, 2008 (eight transactions):

•	the merger between Four Oaks Fincorp, Inc. and Nuestro Banco, announced on April 30, 2009;

•	the merger between Eastern Virginia Bankshares, Inc. and First Capital Bancorp, Inc., announced on April 3, 2009;

•	the merger between First Community Bancshares, Inc. and TriStone Community Bank, announced on April 2, 2009;

•	the merger between Union Bankshares Corporation and First Market Bank, FSB, announced on March 30, 2009;

•	the merger between 1st Financial Services Corporation and AB&T Financial Corporation, announced on February 17, 2009;

•	the merger between Hampton Roads Bankshares, Inc. and Gateway Financial Holdings, Inc., announced on September 24, 2008;

•	the merger between Yadkin Valley Financial Corporation and American Community Bancshares, Inc., announced on September 10, 2008; and

•	the merger between First Community Bancshares, Inc. and Coddle Creek Financial Corp., announced on July 31, 2008.

A&S compared multiples of price to various factors for the First Bankshares-Xenith Corporation merger to the same multiples for the comparable group’s mergers at the time those mergers and the First Bankshares-Xenith Corporation merger were announced. The results were as follows:

Comparable Transactions

	Low		High		Median		First Bankshares/ Xenith Merger
Price / Stated Book Value Per Share	29.1%		167.5%		71.9%		127.7%
Price / Tangible Book Value Per Share	29.1		206.2		84.8		127.7
Price / Latest Twelve Months’ Earnings Per Share	8.5	x	51.5	x	23.4	x	83.9	x
Core Deposit Premium	-16.2		19.9		-2.0		5.19
Premium to Market Price	-4.3		137.7		32.5		341.9

A&S also analyzed the financial data for the period ended March 31, 2009 for First Bankshares and reporting periods prior to the announcement of each transaction for each target in the Selected Transactions Analysis. The results were as follows:

Comparable Targets

	Low	High	Median	First Bankshares
Equity / Assets	6.87%	54.66%	9.85%	9.45%
Non-Performing Assets / Assets	0.00	2.98	0.59	0.98
Return on Average Assets	-20.28	0.57	0.51	0.15
Return on Average Equity	-30.50	6.15	1.10	1.60
Efficiency Ratio (Latest Twelve Months)	63.71	90.12	77.50	78.51

No company or transaction used as a comparison in the above analysis is identical to First Bankshares, Xenith Corporation or the merger. Accordingly, an analysis of these results is not purely mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the value of the companies to which they are being compared.

Discounted Cash Flow Analysis

Using discounted dividends analysis, A&S estimated the present value of the future stream of dividends that First Bankshares could produce over the next five years, under various circumstances, and assuming First Bankshares’ performance in accordance with management’s earnings forecast for 2009 and applying a range of annual earnings growth thereafter of a minimum of 5.0% to a maximum of 20%. A&S then estimated the terminal values for First Bankshares common stock at the end of the period by applying multiples ranging from 18.0x to 21.0x projected earnings in year five. The dividend streams and terminal values were then discounted to present values using different discount rates (ranging from 10.0% to 13.0%) chosen to reflect different assumptions regarding the required rates of return to holders or prospective buyers of First Bankshares common stock. This discounted dividend analysis indicated reference ranges of between $2.80 and $6.84 per share of First Bankshares common stock, below the consideration offered by Xenith Corporation in the merger.

Relative Stock Price Performance

A&S also analyzed the price performance of First Bankshares common stock from May 11, 2007 to May 11, 2009, one day prior to the joint press release announcing the merger agreement, and compared that performance to the performance of the SNL Bank and Thrift Index over the same period. This analysis indicated the following cumulative changes in price over the period:

First Bankshares	-70.49%
SNL Bank and Thrift Index	-62.82%

Selected Peer Group Analysis

A&S compared the financial performance and market performance of First Bankshares to those of a group of comparable companies. The comparisons were based on:

•	various financial measures including:

•	earnings performance

•	operating efficiency

•	capital

•	asset quality

•	various measures of market performance including:

•	price to book value

•	price to earnings

•	dividend yield

To perform this analysis, A&S used the most recently available financial information and market price information as of May 4, 2009. A&S included 20 publicly traded companies in a peer group from the Southeastern United States. The peer companies’ total assets ranged from $170 million to $527 million. A&S has adjusted throughout its analysis the financial data to exclude certain non-recurring income and expenses and any extraordinary items.

A&S’s analysis showed the following concerning First Bankshares’ financial performance:

Selected Peer Group

	Low	High	Median	First Bankshares
Return on Average Equity – Trailing Twelve Months (GAAP)	-32.45%	11.07%	-1.09%	1.60%
Return on Average Assets – Trailing Twelve Months (GAAP)	-3.00	1.25	-0.07	0.15
Net Interest Margin	2.68	4.18	3.14	2.76
Efficiency Ratio	62.76	120.72	76.50	78.51
Tangible Equity / Tangible Assets	4.16	13.83	7.88	9.45
Non-Performing Assets / Assets	0.27	16.85	1.74	0.98
Loan Loss Reserve / Total Loans	1.00	5.34	1.44	1.40

A&S’s analysis showed the following concerning First Bankshares’ market performance:

Selected Peer Group

	Low		High		Median		First Bankshares
Price / Stated Book Value Per Share	23.8%		191.1%		61.9%		35.3%
Price / Tangible Book Value Per Share	27.1		191.1		64.1		35.3
Price / LTM Earnings Per Share	7.6	x	36.8	x	11.3	x	23.2	x
Dividend Yield	0.0%		6.7%		0.00%		0.0%

Financial Impact Analysis

A&S performed pro forma merger analyses that combined projected income statement and balance sheet information. Assumptions regarding the accounting treatment, acquisition adjustments and cost savings were used to calculate the financial impact that the merger would have on certain projected financial results of the combined company. This analysis was based on managements’ earnings estimates for First Bankshares and Xenith Corporation and estimated cost savings on projected non-interest expenses. First Bankshares’ and Xenith Corporation’s earnings projections were provided by each company’s respective management. For all of the above analyses, the actual results achieved by the combined company following the merger will vary from the projected results and the variations may be material.

Equity Infusion and Formation Impact

In addition to the cash consideration, Xenith Corporation will invest the remaining proceeds from its capital raise at a price per share of $9.23. Representing a 127.7% premium over First Bankshares’ book value and tangible book value per share as of March 31, 2009, 83.9x First Bankshares’ latest twelve month earnings as of March 31, 2009 and a 341.9% premium over First Bankshares’ closing price of $2.70 per share on May 11, 2009. As a result of the downturn in the economy and the subsequent impact on financial institutions, several equity investments in community banks and thrifts have occurred at tangible book value or less and at a discount to the institution’s stock price in the open market. According to SNL Financial, ten banks and thrifts had a public common stock offering whose trade date occurred between January 1, 2009 and May 11, 2009. For these offerings, the median discount of the offering price to the closing price in the open market one day prior to announcement of the offering equaled 9.64%.

Other Analyses

A&S compared the relative financial and market performance of First Bankshares and Xenith Corporation to a variety of relevant industry peer groups and indices. A&S also reviewed earnings estimates, historical stock performance, stock liquidity and research coverage for First Bankshares.

The First Bankshares board of directors has retained A&S as an independent contractor to act as financial adviser to First Bankshares regarding the merger. As part of its investment banking business, A&S is continually engaged in the valuation of banking businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. As specialists in the securities of banking companies, A&S has experience in, and knowledge of, the valuation of banking enterprises. In the ordinary course of its business as a broker-dealer, A&S may, from time to time, purchase securities from, and sell securities to, First Bankshares and Xenith Corporation. As an indirect market maker in securities, A&S may from time to time have a long or short position in, and buy or sell, debt or equity securities of First Bankshares and Xenith Corporation for A&S’s own account and for the accounts of its customers.

First Bankshares and A&S have entered into an agreement relating to the services to be provided by A&S in connection with the merger. Pursuant to the engagement agreement, First Bankshares has paid A&S a fee of $20,000 in connection with A&S’s services and delivery of a fairness opinion. In addition, First Bankshares has agreed to pay A&S at the time of closing of the merger a success fee equal to 0.8095% (80.95 basis points) of the aggregate consideration exchanged. The gross dollar success fee will have a maximum payment under any calculation of $170,000 and a minimum payment of $50,000, net of the fairness opinion fee of no more than $20,000. Pursuant to the A&S engagement agreement, First Bankshares also agreed to reimburse A&S for reasonable out-of-pocket expenses of no more than $5,000 and disbursements incurred in connection with its retention and to indemnify A&S against certain liabilities, including liabilities under the federal securities laws. The full text of the opinion of A&S, which set forth the assumptions made, matters considered and limitations on the review undertaken, is attached as Annex C to this joint proxy statement. First Bankshares’ board of directors urges the holders of First Bankshares common stock to read the opinion.

Interests of Directors and Executive Officers in the Merger

In considering the recommendations of Xenith Corporation’s and First Bankshares’ boards of directors with respect to their approval of the merger proposal, you should be aware that Xenith Corporation’s executive officers and directors have interests in the merger that are different from, or in addition to, those of Xenith Corporation shareholders generally, and that First Bankshares’ executive officers and directors have interests in the merger that are different from, or in addition to, those of First Bankshares shareholders generally. These interests include, among others, cash payments upon the change of control, employment agreements with two of First Bankshares’ current executive officers and five of Xenith Corporation’s current executive officers, the designation of various Xenith Corporation’s directors and First Bankshares’ directors to the board of the surviving corporation and bank, and indemnification and insurance coverage for Xenith Corporation’s and First Bankshares’ directors and officers, as described below. The Xenith Corporation and First Bankshares boards of directors were aware of these interests and considered them, among other matters, in approving the merger proposal and making their recommendations on the merger proposal. These interests are summarized below.

Change of Control Agreements

Pursuant to his existing employment agreement with First Bankshares, upon completion of the merger, Darrell G. Swanigan, President and Chief Executive Officer of First Bankshares, will receive a lump sum cash payment in an amount equal to the product of 2.9 times his total cash compensation (salary and bonus) paid to him during the 12-month period ending on the last day of the month prior to the date of the merger. The merger agreement requires that his employment agreement will be amended to limit the payment such that it will not constitute a “parachute payment” that exceeds the maximum amount of parachute payments that may be paid or provided without a disallowance of a deduction for tax purposes or the imposition of an excise tax. We expect the lump sum cash payment to Mr. Swanigan will be approximately $404,071.

Pursuant to his existing employment agreement with First Bankshares, upon a change of control, if Keith B. Hawkins, Executive Vice President and Commercial Loan Officer of First Bankshares, is terminated or not offered comparable employment by any successor to First Bankshares, he will receive a lump sum payment in the amount of 2.99 times his then annual base salary. Xenith Corporation, on behalf of Xenith Bank, has offered to enter into a new employment agreement with Mr. Hawkins that offers employment comparable to that provided under Mr. Hawkins’ current employment agreement, but we can provide no assurance that Mr. Hawkins will agree to enter into this new employment agreement with Xenith Bank.

Designation of Xenith Corporation’s Chairman as Chairman of the Board of Directors of Xenith Bankshares

Under the merger agreement, Malcolm S. McDonald, Xenith Corporation’s chairman of the board, will serve as chairman of the board of directors of the surviving corporation, Xenith Bankshares.

Designation as Directors of Xenith Bankshares

The board of directors of the surviving corporation, Xenith Bankshares, will consist of the seven directors from Xenith Corporation’s board of directors and three additional directors from First Bankshares’ board of directors.

Designation of Xenith Corporation’s President and Chief Executive Officer as Chairman of the Board of Directors of Xenith Bank

Under the merger agreement, T. Gaylon Layfield, III, Xenith Corporation’s President and Chief Executive Officer, will serve as chairman of the board of directors of the Xenith Bank, the subsidiary to the surviving corporation.

Designation as Directors of Xenith Bank

The board of directors of Xenith Bank, the subsidiary to the surviving corporation, will consist of six directors from Xenith Corporation’s board of directors and five additional directors from First Bankshares’ board of directors.

Continued Employment with the Combined Company

Certain of Xenith Corporation’s and First Bankshares’ current executive officers have been offered continued employment with the surviving corporation after the effective time of the merger.

•	T. Gaylon Layfield, III, President and Chief Executive Officer of Xenith Corporation, will serve as President and Chief Executive Officer of Xenith Bankshares and Xenith Bank.

•

Thomas W. Osgood, Chief Financial Officer and Chief Administrative Officer of Xenith Corporation, will serve as an Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer of Xenith Bankshares and Xenith Bank.

•	Wellington W. Cottrell, III, Executive Vice President of Xenith Corporation, will serve as an Executive Vice President and Chief Credit Officer of Xenith Bank.

•

Ronald E. Davis, Executive Vice President of Xenith Corporation, will serve as an Executive Vice President and Secretary of Xenith Bankshares, as an Executive Vice President of Xenith Bank and as President of Xenith Bank’s Northern Virginia Region.

•

Darrell G. Swanigan, President and Chief Executive Officer and a director of First Bankshares and SuffolkFirst Bank, will serve as an Executive Vice President of Xenith Bank and as President of Xenith Bank’s Hampton Roads Region.

•	W. Jefferson O’Flaherty, an Executive Vice President of Xenith Corporation, will serve as an Executive Vice President of Xenith Bank.

•	Keith B. Hawkins, Executive Vice President and Commercial Loan Officer of First Bankshares, will serve as Senior Vice President and Commercial Loan Officer of Xenith Bank.

•	James R. Stanley, Executive Vice President and Chief Credit Officer of First Bankshares, will serve as a Senior Vice President and Commercial Loan Officer of Xenith Bank.

•	Robert E. Clary, Chief Financial Officer of First Bankshares, will serve as Senior Vice President and Controller of Xenith Bank.

Each of the current Xenith Corporation executive officers has entered into a new employment agreement with Xenith Corporation that will take effect upon completion of the merger. In addition, it is expected that Xenith Bank will enter into an employment agreement with each of Darrell G. Swanigan and Keith B. Hawkins upon completion of the merger. See “PROPOSAL 1 – APPROVAL OF THE MERGER AND RELATED MATTERS—Management and Operations After the Merger—Employment Agreements” for discussion of these employment agreements.

Indemnification and Insurance

The merger agreement provides that, for a period of six years following the effective time of the merger, Xenith Bankshares will indemnify and hold harmless First Bankshares’ present and former officers and directors for acts or omissions occurring at or before the effective time of the merger and will provide these officers and directors with directors’ and officers’ liability insurance in respect of such acts or omissions.

Conditions to the Completion of the Merger

Mutual Closing Conditions

The obligations of each of First Bankshares and Xenith Corporation to consummate the merger are subject to the satisfaction or waiver at or before the effective time of the merger of customary conditions, including the following:

•	approval of the merger by First Bankshares shareholders and by Xenith Corporation shareholders;

•	absence of legal prohibitions on completion of the merger;

•	expiration of any applicable waiting periods under the Bank Holding Company Act and the Bank Merger Act;

•	approval for the listing on the NASDAQ Stock Market of the shares of Xenith Bankshares common stock to be issued in the merger;

•

completion of any required filings with, and receipt of all required approvals from, any governmental body, agency, official or authority, including all bank regulatory approvals necessary to complete the merger;

•	accuracy as of the date specified in the merger agreement of the representations and warranties made by the other party to the extent specified in the merger agreement;

•	performance in all material respects by the other party of the obligations required to be performed by it at or prior to closing;

•

delivery of opinions of First Bankshares’ and Xenith Corporation’s counsel that the merger will not, for U.S. federal income tax purposes, result in gain or loss being recognized in connection with the merger by any of First Bankshares, Xenith Corporation or their shareholders, except with respect to cash elections by First Bankshares shareholders and cash received by holders of Xenith Corporation common stock in lieu of a fractional share of Xenith Bankshares common stock;

•

certain executive officers of First Bankshares and SuffolkFirst Bank will have delivered the employment agreements more fully described in “—Employee Benefits Plans and Termination of Employment Agreements” below; and

•

Xenith Corporation will have completed the private offering of its common stock resulting in gross proceeds available (which will include both cash paid for shares of Xenith Corporation common stock along with conversion of amounts advanced for pre-merger organizational expenses into shares of Xenith Corporation common stock) to Xenith Corporation at the effective time of the merger of not less than $40.0 million. As described under “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF XENITH CORPORATION—Private Offering” beginning on page 148, this private offering has been completed and resulted in gross proceeds to Xenith Corporation of $47.58 million. The cash proceeds from the private offering, which exclude amounts previously contributed and amounts committed to be contributed, were placed in an escrow account with a third-party escrow agent. Under the terms of the escrow agreement, the cash proceeds will not be released to Xenith Corporation until all other conditions to the completion of the merger have been satisfied or waived at which time this condition will have been satisfied.

Additional Closing Conditions for Xenith Corporation’s Benefit

Xenith Corporation’s obligation to complete the merger is subject to the satisfaction or waiver at or before the effective time of customary conditions, including the following:

•

absence of any action or determination of any governmental agency or department, including under the Federal Deposit Insurance Act, relating to the status or conduct of First Bankshares that adversely affects in any material manner the anticipated economic benefits to Xenith Corporation of the merger;

•

there will not have occurred any change, event, occurrence, development or circumstance which, individually or in the aggregate, constitutes or could reasonably be expected to result in, a material adverse effect on First Bankshares or SuffolkFirst Bank, taken as a whole;

•

Xenith Corporation’s employees, attorneys, accountants and other agents will have been permitted to complete a full investigation of the books, records, assets, liabilities, operations, prospects, business and condition of First Bankshares and SuffolkFirst Bank, including attorneys’ audit response letters;

•

the capitalization of First Bankshares has not changed from that described in the merger agreement hereof, except due to the exercise of employee stock options for shares of First Bankshares common stock. Specifically, First Bankshares will not have authorized the issuance of shares of preferred stock for participation in the Capital Purchase Program established by the United States Department of Treasury pursuant to the EESA, as amended by the American Recovery and Reinvestment Act of 2009;

•	First Bankshares will have completed the terminations and delivered the release agreements more fully described in “—Employee Benefits Plans and Termination of Employment Agreements” below;

•

First Bankshares will have delivered a list, as of the last day of the month immediately prior to the month in which the closing of the merger occurs or, if the closing occurs during the first 10 days of a month, then such list will be as of the last day of the month preceding the month immediately preceding the closing, of all outstanding loans or other extensions of credit made by First Bankshares or the Bank to any officer or director or insider of First Bankshares or its affiliates pursuant to Regulation O (12 C.F.R. Part 215); and

•

prior to the closing of the merger, the employment agreement, dated as of June 22, 2002, between SuffolkFirst Bank and Darrell G. Swanigan will be amended to provide that he will not receive “parachute payments” that exceed the maximum amount of parachute payments that may be paid or provided without a disallowance of a deduction for tax purposes or the imposition of an excise tax.

Additional Closing Conditions for First Bankshares’ Benefit

First Bankshares’ obligation to complete the merger is subject to the satisfaction or waiver at or before the effective time of customary conditions, including the following:

•

receipt of a fairness opinion from its financial advisor, in form and substance substantially similar to the fairness opinion received by First Bankshares prior to the execution of the merger agreement, as to the fairness, from a financial point of view, to the holders of First Bankshares common stock of the merger consideration, including the exchange ratio;

•

there will not have occurred any change, event, occurrence, development or circumstance which, individually or in the aggregate, constitutes or could reasonably be expected to result in, a material adverse effect on Xenith Corporation; and

•

First Bankshares and its employees, attorneys, accountants and other agents will have been permitted to complete a full investigation of Xenith Corporation’s books, records, assets, liabilities, operations, prospects, business and condition, including attorneys’ audit response letters.

Representations and Warranties

The merger agreement contains a number of representations and warranties made by both First Bankshares and Xenith Corporation as to, among other things:

•	corporate existence, good standing and qualification to conduct business;

•	due authorization, execution, delivery and validity of the merger agreement;

•	governmental authorization;

•	capital structure;

•	subsidiaries;

•	governmental and third-party consents necessary to complete the merger;

•	absence of any conflict with organizational documents or any violation of agreements, laws or regulations as a result of the completion of the merger;

•	compliance with laws and court orders;

•	accuracy of disclosures in certain documents;

•	intellectual property;

•	financial statements;

•	absence of certain changes;

•	absence of undisclosed material liabilities;

•	absence of legal proceedings and bank regulatory actions having a material adverse effect or involving the imposition of permanent injunctive relief;

•	material contracts;

•	properties;

•	transactions with affiliates;

•	employees and employee benefit plans;

•	fees payable to financial advisors in connection with the merger; and

•	taxes and the United States federal income tax treatment of the merger.

First Bankshares also makes representations and warranties relating to: SEC filings and the absence of material misstatements or omissions from such filings; deposits; regulatory compliance, agreements with regulatory agencies and regulatory approvals; certain loan matters, securities portfolios and forms of instruments; absence of guarantees; compliance with fiduciary responsibilities; capital, management and U.S. Community Reinvestment Act ratings; derivative instruments and whole loan transactions; environmental matters; privacy and data protection; receipt of a fairness opinion from its financial advisor; inapplicability of state takeover statutes and rights plans; insurance and the absence of certain business practices.

Certain of these representations and warranties are qualified as to “materiality” or “material adverse effect.” For purposes of the merger agreement, “material adverse effect” means, with respect to First Bankshares or Xenith Corporation, as the case may be, a material adverse effect on (1) the prospects, condition (financial or otherwise), business, assets or results of operations of such party and its subsidiaries, taken as a whole or (2) the ability of such party to perform its obligations under or to consummate the transactions contemplated by the merger agreement, provided that none of the following will be taken into account in determining whether there has been or will be a material adverse effect:

•

changes in tax, banking and other laws or interpretations thereof by courts or governmental authorities of general applicability to companies in the industries in which such party and any of its subsidiaries operate, but only to the extent the effect on such party is not materially worse than the effect on similarly situated companies in the industries in which such party and any of its subsidiaries operate;

•	changes in global, national or regional political conditions or general economic or market conditions (including changes in prevailing interest rates, credit availability and liquidity,

currency exchange rates, and price levels or trading volumes in the United States or foreign securities markets) affecting other companies in the industries in which such party and any of its subsidiaries operate, but only to the extent the effect on such party is not materially worse than the effect on similarly situated companies in the industries in which such party and any of its subsidiaries operate;

•	the impact of the merger on relationships with customers or employees;

•

the public disclosure of the merger agreement or the transactions contemplated thereby or the completion of the transactions contemplated thereby solely to the extent First Bankshares or SuffolkFirst Bank demonstrate such effect to have so resulted from such disclosure or completion;

•

changes in GAAP or regulatory accounting principles applicable to banks and their holding companies generally, but only to the extent the effect on such party is not materially worse than the effect on similarly situated banks and their holding companies;

•	actions and omissions of a party taken with the prior written consent of the other parties in contemplation of the transactions contemplated by the merger agreement;

•

the effects of compliance by the parties with the covenants and other agreements contained in the merger agreement or expenses incurred by the parties in consummating the transactions contemplated by the merger agreement; or

•	any foreign or domestic outbreak or escalation of hostilities or act of terrorism involving the United States or any declaration of war by the United States.

The representations and warranties in the merger agreement do not survive after the effective time of the merger.

Conduct of Business Pending the Merger

Interim Operations of First Bankshares and Xenith Corporation

Each of First Bankshares and Xenith Corporation has undertaken a separate covenant that places restrictions on it and its affiliates until either the effective time of the merger or the termination of the merger agreement. In general, each is required to conduct its business in the ordinary course consistent with past practice and to use its commercially reasonable efforts to preserve intact their present business organizations and relationships with third parties and to keep available the services of its present officers and employees. Each party has also agreed to certain restrictions on its and its subsidiaries activities that are subject to exceptions described in the merger agreement.

Each of First Bankshares and Xenith Corporation is restricted from:

•	amending its organizational documents;

•	entering into any merger, consolidation or other significant transaction with a third party;

•	sell, lease, license or otherwise dispose of any material subsidiary or any material amount of any assets, securities or property;

•	taking any other action that would make any representation or warranty by it inaccurate in any material respect;

•	making any additions to capital;

•	declare, set aside or pay any dividends or make any other distributions to shareholders; and

•	making capital expenditures in excess of $10,000, other than those contained in the annual budget.

First Bankshares is also subject to certain customary restrictions, including prohibitions on taking certain actions with respect to employees, including granting severance, entering into employment agreements and increasing benefits; making certain personnel changes; engaging in affiliate transactions; selling and acquiring certain equities; changing its material banking and operating policies; making loans and other extensions of credit in excess of certain amounts; participating in whole loan and derivative transactions; making, renewing or extending the material terms of any loan inconsistent with SuffolkFirst Bank’s then-current loan policy; and acquiring certain property.

First Bankshares Board’s Covenant to Recommend

First Bankshares’ board of directors has agreed to recommend the approval of the merger proposal by First Bankshares shareholders and to call a meeting of its shareholders for this purpose, with certain limited exceptions. The board, however, can fail to make, withhold, withdraw, qualify or modify in a manner adverse to First Bankshares its recommendation as discussed below under “—No Solicitation by First Bankshares.”

No Solicitation by First Bankshares

First Bankshares has agreed that none of First Bankshares, SuffolkFirst Bank or any of their officers, directors, employees or representatives will, directly or indirectly, (1) solicit, initiate or take any action to facilitate or encourage the submission of any Acquisition Proposal (as defined below), (2) enter into or participate in any discussions or negotiations with, furnish any information relating to First Bankshares or SuffolkFirst Bank or afford access to the business, properties, assets, books or records of First Bankshares or SuffolkFirst Bank to, any third party relating to an Acquisition Proposal, (3) grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of First Bankshares or SuffolkFirst Bank, (4) enter into any agreement with respect to an Acquisition Proposal or (5) in the case of the First Bankshares’ board of directors, fail to make, withhold, withdraw, qualify or modify in a manner adverse to Xenith Corporation its recommendation to its shareholders.

However, First Bankshares’ board of directors, directly or indirectly, through advisors, agents or other intermediaries, may (1) engage in negotiations or discussions with any third party that, subject to compliance with the terms of the preceding paragraph, has made a bona fide Acquisition Proposal that First Bankshares’ board of directors reasonably believes in good faith, after consultation with its financial advisors, will lead to a Superior Proposal (as defined below), (2) furnish to such third party non-public information relating to First Bankshares or SuffolkFirst Bank pursuant to a confidentiality agreement with terms no less favorable to First Bankshares than those contained in the confidentiality agreement between First Bankshares and Xenith Corporation, (3) following receipt of such Acquisition Proposal, fail to make, withhold, withdraw, qualify or modify in a manner adverse to us its recommendation to its shareholders with respect to the merger or (4) enter into an agreement concerning a Superior Proposal, but in each case of (1) through (4) above only if First Bankshares’ board of directors determines in good faith by a majority vote, after consultation with outside legal counsel to First Bankshares, that it taking such action is necessary to comply with its legal duties to the shareholders of First Bankshares under Virginia law. First Bankshares’ board of directors cannot take any of the actions described in clauses (1) through (4) above unless First Bankshares has provided Xenith Corporation with prior written notice advising Xenith Corporation that it intends to take such action, and First Bankshares continues to advise Xenith Corporation after taking such action.

“Acquisition Proposal” means any proposal or offer with respect to (1) a merger, reorganization, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation or similar transaction involving First Bankshares or SuffolkFirst Bank, (2) any purchase of an equity interest (including by means of a tender or exchange offer) representing an amount equal to or greater than a 25% voting or economic interest in First Bankshares or SuffolkFirst Bank or (3) any purchase of assets, securities or other ownership interests representing an amount equal to or greater than 25% of the consolidated assets of First Bankshares and SuffolkFirst Bank, taken as a whole.

“Superior Proposal” means a bona fide, unsolicited written Acquisition Proposal (except that references in the definition of “Acquisition Proposal” to “25%” shall be replaced by “50%”) made by a third party that is on terms that the board of directors of First Bankshares (after consultation with a financial advisor of recognized reputation) in good faith concludes, taking into account all legal, financial, regulatory and other aspects of the proposal (including, without limitation, any break-up fees, expense reimbursement provisions and conditions to consummation), the likelihood of obtaining financing, and the third party making the proposal, would, if consummated, result in a transaction more favorable to First Bankshares shareholders from a financial point of view than the transaction contemplated by the merger agreement, taking into account any changes in the transaction proposed by Xenith Corporation.

First Bankshares and SuffolkFirst Bank agreed to terminate any discussions or negotiations with a third party existing as of the date the merger agreement was entered into.

Best Efforts Covenant

First Bankshares and Xenith Corporation have agreed to use their best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to complete the merger and the other transactions contemplated by the merger agreement.

Certain Other Covenants

The merger agreement contains additional mutual covenants, including covenants relating to cooperation regarding filings with governmental and other agencies and organizations and obtaining any governmental or third-party consents or approvals, public announcements, further assurances, access to information, mutual notification of particular events, confidential treatment of non-public information, name changes, and actions to be taken so as not to jeopardize the intended tax treatment of the merger.

Employee Benefit Plans and Termination of Employment Agreements

Employee Benefit Plans

With respect to each First Bankshares employee benefit plan for which length of service is taken into account for any purposes, service with First Bankshares or SuffolkFirst Bank will be treated as service with Xenith Bankshares for purposes of determining eligibility to participate, vesting and entitlement to benefits, including severance benefits and vacation entitlements. Such length of service with First Bankshares or SuffolkFirst Bank will also be taken into account for purposes of satisfying waiting periods, evidence of insurability requirements or the application of any pre-existing condition limitations. In addition, each Xenith Bankshares plan will waive pre-existing condition limitations to the same extent waived or to the extent that they do not apply under the corresponding First Bankshares plan. Such employees will also be given credit for amounts paid under a corresponding benefit plan during the same period for purposes of applying deductibles, co-payments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the relevant First Bankshares plan.

Termination of Employment Agreements

As a condition to Xenith Corporation’s obligation to complete the merger, prior to the effective time of the merger, First Bankshares and SuffolkFirst Bank must terminate all employment agreements between First Bankshares or SuffolkFirst Bank and any current or former employee, officer or director, pay any amounts and satisfy any obligations resulting from such terminations. Additionally, First Bankshares must deliver a release agreement executed by each affected individual, releasing SuffolkFirst Bank and its affiliates from any obligations under the employment agreements, including adverse tax consequences.

New Employment Agreements

As a condition to both First Bankshares’ and Xenith Corporation’s obligation to complete the merger, prior to the effective time of the merger, each of Darrell G. Swanigan, President and Chief

Executive Officer and a director of First Bankshares and SuffolkFirst Bank, and Keith B. Hawkins, current Executive Vice President and Commercial Loan Officer of First Bankshares, must have entered into new employment agreements with Xenith Bank.

Termination of the Merger Agreement

The merger agreement may be terminated at any time before the effective time of the merger, whether before or after approval of the matters presented in connection with the merger by First Bankshares shareholders, in any of the following ways:

(a)	by mutual written consent of First Bankshares and Xenith Corporation;

(b)	by either First Bankshares or Xenith Corporation if:

•

the merger has not been consummated on or before September 30, 2009, provided that neither First Bankshares nor Xenith Corporation can terminate the merger agreement for this reason if the party seeking to terminate has breached any obligation under the merger agreement and such breach has resulted in the failure of the merger to occur on or before that date; provided further that if this joint proxy statement is mailed to shareholders after August 16, 2009, but prior to September 30, 2009, the end date will be automatically extended until the date that is 45 days following the date that this joint proxy statement has been mailed to the shareholders;

•	there is a permanent legal prohibition to completing the merger;

•	either First Bankshares shareholders or Xenith Corporation shareholders fail to give the necessary approval at a duly-held shareholders’ meeting; or

•

there has been a breach by the other party of any representation or warranty or failure to perform any covenant or agreement that would result in the failure of that party to satisfy a condition to the closing and such condition is incapable of being satisfied by September 30, 2009.

(c)	by Xenith Corporation if:

•	First Bankshares’ board of directors fails to make, withholds, withdraws, qualifies or modifies in a manner adverse to Xenith Corporation, its approval or recommendation of the merger;

•	First Bankshares enters into, or publicly announces its intention to enter into, a definitive agreement or agreement in principle with respect to a Superior Proposal; or

•

First Bankshares willfully and materially breaches (1) its covenants to (A) call a shareholder meeting and submit the merger to its shareholders or (B) recommend approval of the merger by First Bankshares shareholders (subject to certain exceptions discussed under “—Conduct of Business Pending the Merger—First Bankshares Board’s Covenant to Recommend,” on page 83), or (2) its covenant not to solicit an alternative transaction (as discussed under “—Conduct of Business Pending the Merger—No Solicitation by First Bankshares,” on page 83).

(d)	by First Bankshares if First Bankshares’ board of directors authorizes First Bankshares to enter into an agreement concerning a Superior Proposal; provided that to terminate on this basis, First Bankshares must (1) give us at least 72 hours prior written notice of its intention to terminate and to accept a Superior Proposal, and Xenith Corporation does not make during this period an offer that is at least as favorable to First Bankshares shareholders as the Superior Proposal and (2) pay any termination fees (as discussed under “—Effect of Termination; Termination Fees,” on page 86).

If the merger agreement is validly terminated, the agreement will become void without any liability on the part of any party unless the party is in willful breach of the merger agreement. However, the provisions of the merger agreement relating to confidentiality, termination fees and expenses, governing law, jurisdiction and waiver of jury trial, will continue in effect notwithstanding termination of the merger agreement.

Effect of Termination; Termination Fees

First Bankshares has agreed to pay Xenith Corporation a fee of $1.0 million if any of the following payment events occurs:

•

termination of the merger agreement by Xenith Corporation as described in the first or second bullet point under paragraph (c) or termination by First Bankshares as described in paragraph (d) under “—Termination of the Merger Agreement” above. Payment of the termination fee for any of these payment events must be made simultaneously with the occurrence of the event;

•

termination of the merger agreement by either Xenith Corporation or First Bankshares as described in the first bullet point under paragraph (b) under “—Termination of the Merger Agreement” above provided that the First Bankshares shareholder meeting has been postponed to a date after the end date; or

•

termination of the merger agreement by either Xenith Corporation or First Bankshares as described in (1) the first bullet point of paragraph (b), (2) in the third bullet point of paragraph (c) under “—Termination of the Merger Agreement” above, or (3) if in the third bullet point of paragraph (b) First Bankshares shareholders fail to give the necessary approval at a duly-held shareholders’ meeting, but only if (A) prior to such termination, an Acquisition Proposal will have been publicly proposed (other than by Xenith Corporation) or a third party has publicly announced its intention to make an Acquisition Proposal or such Acquisition Proposal or intention has otherwise become widely known to First Bankshares shareholders and (B) within 12 months following the date of such termination: (i) First Bankshares or SuffolkFirst Bank merges with or into, or is acquired directly or indirectly, by merger or otherwise by, a third party; (ii) a third party, directly or indirectly, acquires more than 50% of the total assets of First Bankshares or SuffolkFirst Bank, taken as a whole; (iii) a third party, directly or indirectly, acquires more than 50% of the outstanding shares of First Bankshares or SuffolkFirst Bank common stock; or (iv) First Bankshares adopts or implements a plan of liquidation, recapitalization or share repurchase relating to more than 50% of the outstanding shares of First Bankshares common stock or an extraordinary dividend relating to more than 50% of such outstanding shares or 50% of the assets of First Bankshares and its subsidiaries, taken as a whole (or in any of clauses (i) through (iv) First Bankshares shall have entered into a definitive agreement providing for such action).

Xenith Corporation has agreed to pay First Bankshares a fee of $500,000 if any of the following payment events occurs: termination of the merger agreement by either Xenith Corporation or First Bankshares as described in the first bullet point under paragraph (b) under “—Termination of the Merger Agreement” above or Xenith Corporation shareholders fail to give the necessary approval at a duly-held shareholders’ meeting, but only if Xenith Corporation fails to complete the private offering of its common stock through the private offering resulting in gross proceeds available (which will include both cash paid for shares of common stock along with conversion of amounts advanced for pre-merger expenses into shares of common stock) to Xenith Corporation at the effective time of the merger of at least $40.0 million. As described under “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF XENITH CORPORATION—Private Offering” beginning on page 148, this private offering has been completed and resulted in gross proceeds to Xenith Corporation of $47.58 million. The cash proceeds from the private offering, which exclude amounts previously contributed and amounts committed to be contributed, were placed in an escrow account with a third-party escrow agent. Under the terms of the escrow agreement, the cash proceeds will not be released to Xenith Corporation until all other conditions to the completion of the merger have been satisfied or waived at which time this condition will have been satisfied.

If either party fails promptly to pay any of the termination fees described above, it has also agreed to pay any costs and expenses incurred by the other party in connection with any legal enforcement action for payment that results in a judgment against it for payment of the termination fees described above.

Expenses

The merger agreement provides that each party will pay its own expenses in connection with the transactions contemplated by the merger agreement.

Amendments; Waivers

Any provision of the merger agreement may be amended or waived before the effective time of the merger if, but only if, the amendment or waiver is in writing and signed, in the case of an amendment, by each party to the merger agreement or, in the case of a waiver, by each party against whom the waiver is to be effective, provided that, after approval of the merger by Xenith Corporation shareholders and First Bankshares shareholders and without their respective further approvals, no amendment or waiver can reduce the amount or change the kind of consideration to be received in connection with the merger.

Voting Agreements

General

As an inducement to Xenith Corporation to enter into the merger agreement, each of the directors and executive officers of First Bankshares listed in the beneficial ownership table on page 160 (other than Robert E. Clary), along with certain of their affiliates, referred to collectively herein as the First Bankshares voting agreement parties, entered into a voting agreement with Xenith Corporation. As of the record date for the annual meeting, these shareholders were entitled to vote at the annual meeting approximately 16.7% of the outstanding shares of First Bankshares common stock entitled to vote at the annual meeting. As an inducement to First Bankshares to enter into the merger agreement, each of Xenith Corporation’s two existing shareholders as of the date of the merger agreement, referred to collectively herein as the Xenith Corporation voting agreement parties, entered into a voting agreement with First Bankshares. As of the record date for the special meeting, these shareholders were entitled to vote at the special meeting approximately 75.7% of the outstanding shares of Xenith Corporation common stock entitled to vote at the special meeting. The following summary of the material terms of the voting agreements is qualified by reference to the complete text of the agreements, which are attached as Annex E and Annex F to this joint proxy statement. We encourage you to read the voting agreements in their entirety.

Xenith Corporation Shareholders Voting and Proxies

Pursuant to the voting agreement, the Xenith Corporation voting agreement parties have agreed, among other things, to vote all of the shares of Xenith Corporation common stock owned or subsequently acquired by them to approve the merger. The Xenith Corporation voting agreement parties have also agreed that they will not vote in favor of the approval of any merger, reorganization or similar transaction or any transaction that would frustrate or delay the merger; provided, however, that none of the foregoing will apply if First Bankshares is in material default of any covenant, representation, warranty or agreement of the merger agreement. The Xenith Corporation voting agreement parties have revoked any and all previous proxies, and granted an irrevocable proxy appointing First Bankshares as their attorney-in-fact and proxy, with full power to vote their shares. The proxy granted to First Bankshares by the Xenith Corporation voting agreement parties will be revoked only upon termination of the voting agreements. Subject to certain exceptions, the Xenith Corporation voting agreement parties have agreed not to, directly or indirectly, transfer, encumber or otherwise dispose of their shares Xenith Corporation common stock during the term of the voting agreement without the prior written consent of First Bankshares. The voting agreement will terminate upon the earliest of effectiveness of the merger, termination of the merger agreement pursuant to its terms and written notice of termination of the voting agreement by First Bankshares to the Xenith Corporation voting agreement parties.

First Bankshares Shareholders Voting and Proxies

Pursuant to the voting agreement, the First Bankshares voting agreement parties have agreed, among other things, to vote all of the shares of First Bankshares common stock owned or subsequently acquired by them to approve the merger. The First Bankshares voting agreement parties have also agreed that they will not vote in favor of the approval of any Acquisition Proposal (as defined above), reorganization or similar transaction or any transaction that would frustrate or delay the merger; provided, however, that none of the foregoing will apply if Xenith Corporation is in material default of any covenant, representation, warranty or agreement of the merger agreement or if, pursuant to the merger agreement, the First Bankshares board of directors has failed to make, withheld, withdrawn, qualified or modified (or publicly resolved to do any of the foregoing), in a manner adverse to Xenith Corporation, its recommendation to First Bankshares shareholders that they approve the merger. The First Bankshares voting agreement parties have revoked any and all previous proxies, and granted an irrevocable proxy appointing Xenith Corporation as their attorney-in-fact and proxy, with full power to vote their shares in accordance with the terms of the voting agreement. The proxy granted to Xenith Corporation by the First Bankshares shareholders will be revoked only upon termination of the voting agreements. Subject to certain exceptions, the First Bankshares voting agreement parties have agreed not to, directly or indirectly, transfer, encumber or otherwise dispose of their shares of First Bankshares common stock during the term of the voting agreement without the prior written consent of Xenith Corporation. The voting agreement will terminate upon the earliest of effectiveness of the merger, termination of the merger agreement pursuant to its terms and written notice of termination of the voting agreement by Xenith Corporation to the First Bankshares voting agreement parties.

Other Provisions

The voting agreements provide that the shareholders will not, among other things, without the prior written consent of the counter-party, directly or indirectly,

•

grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any of their shares (with certain exceptions for First Bankshares shareholders in the event of a Superior Proposal), or

•	acquire, sell, transfer, encumber or otherwise dispose of, any of their shares during the terms of the respective voting agreements.

The First Bankshares voting agreement parties may take any action in their capacity as directors of First Bankshares that the board of directors would be permitted to take in accordance with the terms and conditions of the merger agreement.

The voting agreements terminate upon any termination of the merger agreement.

Material Federal Income Tax Consequences of the Merger

The following discussion summarizes the material United States federal income tax consequences of the merger to the shareholders of First Bankshares and Xenith Corporation. The discussion is based upon the Internal Revenue Code of 1986, as amended, referred to herein as the Internal Revenue Code, its legislative history, applicable Treasury regulations, existing administrative interpretations and court decisions currently in effect. Any of these authorities could be repealed, overruled or modified at any time after the date of this proxy statement, and any such change could be applied retroactively. This discussion does not address any tax consequences under state, local or foreign laws.

The following discussion addresses only shareholders who are citizens or residents of the United States and who hold their shares of First Bankshares common stock or Xenith Corporation common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code. This discussion is for general information only and does not address all aspects of federal income taxation that may be important to you in light of your particular circumstances or if you are subject to certain rules, such as those rules relating to:

•	shareholders who are not citizens or residents of the United States;

•	financial institutions;

•	tax-exempt organizations and entities, including IRAs;

•	insurance companies;

•	dealers in securities;

•	shareholders who acquired their shares of common stock through the exercise of employee stock options or similar derivative securities or otherwise as compensation;

•	shareholders subject to the alternative minimum tax; and

•	shareholders that are treated as partnerships.

This discussion of material United States federal income tax consequences is not a complete analysis or description of all potential federal income tax consequences of the merger. This discussion does not address tax consequences that may vary with, or are contingent on, individual circumstances. In addition, it does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, we strongly urge you to consult your own tax advisor to determine the particular United States federal, state, local or foreign income or other tax consequences of the merger to you.

The Merger

First Bankshares and Xenith Corporation intend for the merger to be treated as a reorganization within the meaning of Section 368 of the Internal Revenue Code for United States federal income tax purposes. The discussion that follows neither binds the IRS nor precludes the IRS from adopting a position contrary to that expressed in this proxy statement, and we cannot assure you that such a contrary position could not be asserted successfully by the IRS or adopted by a court if the positions were litigated. Neither First Bankshares nor Xenith Corporation intend to obtain a ruling from the IRS with respect to the U. S. federal income tax consequences of the merger. As discussed in “—Conditions to the Completion of the Merger—Mutual Closing Conditions,” as a condition to both First Bankshares’ and Xenith Corporation’s obligations to consummate the merger, they each must receive an opinion of their respective counsel that the merger will not, for U.S. federal income tax purposes, result in gain or loss being recognized in connection with the merger by any of First Bankshares, Xenith Corporation or their respective shareholders, except with respect to cash elections by First Bankshares shareholders and cash received by holders of Xenith Corporation common stock in lieu of a fractional share of Xenith Bankshares common stock.

Based on the merger qualifying as a reorganization within the meaning of Section 368 of the Internal Revenue Code for United States federal income tax purposes, the following is a summary of the material federal income tax consequences to the shareholders of Xenith Corporation and First Bankshares as a result of the merger.

Tax Consequences to the Shareholders of Xenith Corporation

Shareholders of Xenith Corporation will recognize no gain or loss on the exchange of their shares of Xenith Corporation common stock for shares of First Bankshares common stock pursuant to the terms of the merger, except with respect to cash received in lieu of any fractional share of First Bankshares common stock (as discussed below). The aggregate adjusted tax basis of the shares of First Bankshares common stock received by each Xenith Corporation shareholder will be the same as the aggregate adjusted basis of his shares of Xenith Corporation common stock exchanged therefor, reduced by the tax basis allocable to any fractional share of First Bankshares common stock for which the Xenith Corporation shareholder received cash. The holding period of the First Bankshares common stock received will include the period of the shares of Xenith Corporation common stock exchanged therefor.

Cash received by a shareholder of Xenith Corporation in lieu of a fractional share of First Bankshares common stock will be treated as received in redemption of the fractional share. The Xenith Corporation shareholder will generally recognize gain or loss on the exchange in an amount equal to the difference between the amount of cash received in lieu of the fractional share of First Bankshares common stock and the portion of the Xenith Corporation shareholder’s aggregate adjusted tax basis in his Xenith Corporation common stock exchanged that is allocable to the fractional share. Such gain or loss will generally be capital gain or loss if the Xenith Corporation shareholder held such shares of Xenith Corporation common stock as a capital asset at the effective time of the merger. Such capital gain or capital loss will be long-term capital gain or loss if the Xenith Corporation shareholder held such shares of Xenith Corporation for a period greater than one year at the effective time of the merger or short-term capital gain or loss if the Xenith Corporation shareholder held such shares of Xenith Corporation common stock for a year or less as of the effective time of the merger. Currently, the maximum federal income tax rate on net long-term capital gains for individuals is 15%. The deductibility of capital losses is subject to limitations for both individuals and corporations.

Tax Consequences to the Shareholders of First Bankshares

Shareholders of First Bankshares that do not elect to receive cash for any of their shares of First Bankshares common stock pursuant to the merger will recognize no gain or loss as a result of continuing to hold their shares of First Bankshares common stock. The aggregate adjusted tax basis of those shareholders in their shares of First Bankshares common stock will remain unchanged as a result of the merger.

Shareholders of First Bankshares who elect to receive cash in exchange for some or all of their shares of First Bankshares common stock pursuant to a cash election made in connection with the merger will be treated as having received the cash in a taxable transaction. In general, the receipt of cash in exchange for shares of First Bankshares common stock pursuant to a cash election made in connection with the merger should be treated for federal income tax purposes as cash received in redemption of the shares of First Bankshares common stock exchanged therefor under Section 302 of the Internal Revenue Code. Under Section 302, unless the cash received is treated as a dividend under section 301 of the Internal Revenue Code (as discussed below), a shareholder of First Bankshares will recognize gain or loss for federal income tax purposes with respect to the cash received for his shares of common stock in an amount equal to the difference between the amount of cash received and the adjusted tax basis of his shares of common stock exchanged therefor. The gain or loss will generally be capital gain or capital loss if the shareholder held such shares of First Bankshares common stock as a capital asset at the effective time of the merger. The capital gain or capital loss will be long-term capital gain or long-term capital loss if the shareholder held the redeemed shares of First Bankshares common stock for more than one year at the effective time of the merger. Currently, the maximum federal income tax rate on net long-term capital gains for individuals is 15%. The deductibility of capital losses is subject to limitations for both individuals and corporations. If the shareholder made a cash election for some but not all of his shares of First Bankshares common stock, the tax basis and holding periods of the shares of First Bankshares common stock not included in the cash election would remain unchanged.

Under Section 302 of the Internal Revenue Code, the cash received by a shareholder of First Bankshares in exchange for his shares of First Bankshares common stock pursuant to a cash election made in connection with the merger will not be treated as a dividend if the distribution (i) completely terminates the shareholder’s interest in First Bankshares; (ii) is “substantially disproportionate” with respect to the shareholder’s continuing interest in First Bankshares; or (iii) is “not essentially equivalent to a dividend.” To determine whether the tests referred to above (and discussed herein) are met, a shareholder of First Bankshares must take into account both shares the shareholder actually owns and shares the shareholder is considered to own by reason of certain constructive ownership rules set forth in Sections 318 and 302(c) of the Internal Revenue Code. Under Section 318, a shareholder will be treated as owning shares of First Bankshares that he has the right to acquire under options and shares owned (and, in some cases, constructively owned) by members of the shareholder’s family and by related entities (such as corporations, partnerships, trusts and estates) in which the shareholder, a member of the shareholder’s family or a related entity has an interest. For example, for purposes of determining whether a shareholder meets one of the foregoing tests, if the shareholder also owns shares of any entity that owns shares of First Bankshares or is related to an owner of any entity that owns shares of First Bankshares, the shareholder will be treated as constructively owning a portion of the shares of First Bankshares owned by such entity through his ownership of shares of the entity or through certain family members who own shares of the entity.

If you are a shareholder of First Bankshares, you will be treated as completely terminating your interest in First Bankshares if, pursuant to a cash election made in connection with the merger, First Bankshares purchases all of your shares of First Bankshares and you do not own directly and are not deemed to own, under the constructive ownership rules described above, any other stock of First Bankshares immediately after the merger. If you would otherwise satisfy the complete termination requirement, but for your constructive ownership of shares held by family members, under certain circumstances (including filing an agreement with the Internal Revenue Service to notify the Internal Revenue Service of certain future acquisitions) you may be entitled to disregard such constructive ownership. Any shareholder seeking to disregard his constructive ownership of shares in First Bankshares held by family members should consult with his own tax advisor as to whether he could satisfy the requirements necessary to disregard such constructive ownership.

If you are a shareholder of First Bankshares, your receipt of cash in exchange for some or all of your shares of First Bankshares common stock pursuant to a cash election made in connection with the merger will be treated as being substantially disproportionate with respect to your continuing interest in First Bankshares if, immediately after the merger: (i) you actually and constructively own less than 50% of the total combined voting power of the First Bankshares and (ii) your actual and constructive percentage ownership interest in the total combined voting power of First Bankshares is less than 80% of your actual and constructive percentage ownership interest in the total combined voting power of First Bankshares immediately before the merger. In applying these rules, the constructive ownership rules discussed above will apply.

If you are a shareholder of First Bankshares and are not treated as completely terminating your interest in First Bankshares and your receipt of cash fails to satisfy the “substantially disproportionate” test, it is possible that your receipt of cash in exchange for your shares of First Bankshares pursuant to a cash election made in connection with the merger may be treated as “not essentially equivalent to a dividend.” Application of this test depends on each shareholder’s individual circumstances. Under applicable authorities, the “not essentially equivalent to a dividend” test generally will be satisfied if, as a result of the exchange of shares of First Bankshares for cash pursuant to a cash election made in connection with the merger, you realize a “meaningful reduction” in your proportionate ownership interest in First Bankshares, taking into account the constructive ownership rules. The Internal Revenue Service has indicated in a published ruling that a redemption qualified as “not essentially equivalent to a dividend” where (i) the shareholder’s relative stock interest in a company was minimal, (ii) the shareholder exercised no control over the affairs of the company and (iii) as a result of the redemption, the shareholder experienced a reduction of his or her voting rights, rights to participate in current earnings and surplus and rights to share in assets on liquidation of the company. However, the Internal Revenue Service has also ruled that a redemption of shares of a shareholder who held a minimal interest in a corporation failed to qualify as “not essentially equivalent to a dividend” where the pro-rata stock interest of the shareholder was not reduced as a result of the redemption. If you are seeking to rely on the “not essentially equivalent to a dividend” test, you should consult with your own tax advisor as to its application in your particular situation.

If none of the three tests described above are satisfied, then you generally will be treated as having received a distribution with respect to your stock in an amount equal to the amount of cash received in exchange for your redeemed shares of First Bankshares. This distribution will be treated first as a taxable dividend to the extent of First Bankshares’ current and accumulated earnings and profits, next as a tax-free return of the shareholder’s tax basis in his shares of First Bankshares and then as capital gain. Amounts treated as a taxable dividend should be treated as qualified dividends currently subject to a maximum federal income tax rate of 15%. Any remaining tax basis in the redeemed shares of First Bankshares common stock would be added to that shareholder’s remaining shares of First Bankshares common stock.

Tax Consequences to First Bankshares and Xenith Corporation

Neither First Bankshares nor Xenith Corporation will recognize gain or loss for United States federal income tax purposes as a result of the merger.

Regulatory Approvals

Various aspects of the merger require regulatory approval from state and federal banking regulators. On May 22, 2009, Xenith Corporation filed an application for prior approval to acquire control of First Bankshares as a result of the merger with the Bureau of Financial Institutions of the State Corporation Commission, referred to herein as the Virginia Bureau. Xenith Corporation anticipates receiving approval of the application in September 2009, subject to the Virginia Bureau’s request for additional information with respect to the merger or the board of directors and management of Xenith Bankshares and Xenith Bank after the merger.

BankCap Partners Fund owns 3.5 million shares of Xenith Corporation common stock. Through the exchange of shares in the merger, BankCap Partners Fund will have control of First Bankshares for bank regulatory purposes after the merger. As a result, the merger is conditioned on the receipt of state and federal bank regulatory approvals of the ownership of shares of First Bankshares by BankCap Partners Fund. Concurrently with the filing of Xenith Corporation’s regulatory applications, BankCap Partners Fund filed applications for prior approval of its ownership in First Bankshares with the Federal Reserve Bank of Dallas and with the Virginia Bureau. Completion of the merger is subject to BankCap Partners Fund’s receipt of regulatory approvals, which are also anticipated in September 2009.

SuffolkFirst Bank has filed an application to establish a branch at Xenith Corporation’s current offices in downtown Richmond. Approval of this application is expected in September 2009. After the completion of the merger, the downtown Richmond location will become Xenith Bank’s main office. After the completion of the merger, Xenith Bank will file regulatory applications to open a second branch in Richmond, Virginia and one in Tysons Corner in Northern Virginia.

All necessary regulation approvals to complete the merger are expected no later than the third quarter of 2009, although there can be no assurance this will occur when expected, if at all.

Accounting Treatment

The merger of Xenith Corporation and First Bankshares will be treated as a reverse acquisition for accounting purposes. In a reverse acquisition, fair value of the consideration transferred is based on the number of shares Xenith Corporation would have had to issue to give the owners of the First Bankshares the same percentage equity interest in the combined entity that is expected to result from the merger. Cash consideration is also included. The merger agreement provides for consideration of $9.23 per share to be paid in cash based on elections by the current First Bankshares shareholders, subject to proration in the event the aggregate cash elections exceed 25% of shares outstanding immediately prior to the effective time of the merger.

The merger will be accounted for using the acquisition method of accounting, and accordingly, the assets acquired and liabilities assumed of First Bankshares will be recognized at fair value on the date the transaction is completed, with Xenith Corporation being treated as the acquirer.

MANAGEMENT AND OPERATIONS AFTER THE MERGER

Board of Directors

We anticipate that the following individuals will serve as directors of Xenith Bankshares following the completion of the merger. The directors will serve for a term of one year and until they or their successors are duly elected.

Malcolm S. McDonald

Mr. McDonald currently serves as Chairman of the Board of Directors of Xenith Corporation and, following the completion of the merger, will serve as Chairman of the Board of Directors of Xenith Bankshares. He is retired, having previously served as Chairman and Chief Executive Officer of Signet Banking Corporation from 1997 until Signet’s acquisition by First Union Corporation (now Wells Fargo & Company) in November 1997. After the consolidation of Signet and First Union in 1997, he remained with First Union for six months to help ensure a successful transition and retired as an officer from First Union in 1998. In 1999, he retired from the board of directors of First Union. He joined Signet in 1970 and rose through various positions to become President in 1990, an office which he held until 1996, and Chairman of Signet’s board of directors in 1997. He began his career at Irving Trust Company in New York, where he worked for 10 years.

Mr. McDonald currently serves on the boards of the Carlson School of Management at the University of Minnesota, Collegiate School Board of Trustees, NCH Healthcare Foundation and The Immokalee Foundation.

He was a member of the Bankers Roundtable and a member of its board of directors, and a member and Past President of the Virginia Bankers Association. He also served as a member of the USA Board of MasterCard International.

His past civic activities include the Greater Richmond Chamber of Commerce, where he served as Chairman and a member of the Board of Greater Richmond Partnership. Board memberships have included the Bon Secours Richmond Health System, Richmond Ballet, the Virginia Performing Arts Foundation, Valentine Museum, the Science Museum of Virginia, the Arts Council where he served as President, Virginia Commonwealth University Foundation, Robert E. Lee Council Boy Scouts, the Carpenter Center for the Performing Arts, the Local Initiative Support Corporation (LISC) and the Commonwealth of Virginia Board of Education. He is a past member of the Board of Trustees of WETA public radio and television in Washington, D.C.

Mr. McDonald received his Bachelor of Business Administration degree from the University of Minnesota.

T. Gaylon Layfield, III

Mr. Layfield currently serves as President, Chief Executive Officer and on the board of directors of Xenith Corporation and, following the completion of the merger, will serve as President and Chief Executive Officer of both Xenith Bankshares and Xenith Bank and on the board of directors of Xenith Bankshares. He is also currently the President of Timber Resource Management, L.L.C., a privately held timber investment management organization, having previously served in various increasing roles of responsibility with Signet Banking Corporation, a $12 billion bank holding company that was acquired by First Union Corporation (now Wells Fargo & Company), from 1975 until Signet’s acquisition in November 1997.

From December 1996 to November 1997, Mr. Layfield was President and Chief Operating Officer of Signet and served on Signet’s board of directors, its Management Committee, its Asset and Liability Committee and its Credit Policy Committee. Mr. Layfield served as Senior Executive Vice President and on Signet’s Management and Senior Credit Committees from 1988 to 1996. From 1991 until 1996, Mr. Layfield was responsible for Signet’s Consumer Banking, which included the branch delivery system, Signet Financial Services, Signet Mortgage Company, Educational Funding, Telephone Banking Center, Trust/Affluent and Small Business, having previously been head of Signet’s commercial line of business from 1987 to 1991.

Mr. Layfield served as Executive Vice President from 1986 to 1988, Regional Executive Officer of Signet’s Hampton Roads Region from 1983 to 1986, officer-in-charge of Signet’s National/International division from 1982 to 1983 and officer-in-charge of Commercial Lending for Signet’s Capital Division from 1980 to 1982. He joined Signet in 1975 as an international credit analyst and for the next five years, he held various positions in the International Division, including officer-in-charge of Business Development.

Mr. Layfield’s community involvement has included the following: Past President of the Richmond Children’s Museum; Vice Chairman of the Board, Chesapeake Bay Foundation; Trustee, Virginia Chapter National Conference for Community & Justice; Chairman, Board of Trustees, Collegiate School; Board of Trustees, Good Samaritan Ministries; Session, First Presbyterian Church; and Chairman, Board of Trustees, Westminster Canterbury. Currently Mr. Layfield serves as a Trustee of Union—PSCE and a member of the Commonwealth of Virginia Chesapeake Bay Restoration Fund Advisory Committee. His professional affiliations have included the Bankers Roundtable; board of directors of the Virginia Bankers Association, and the Virginia Forestry Association.

Mr. Layfield received a Master’s degree in Business Administration from the Darden School of Business at the University of Virginia and a Bachelor of Arts degree in economics from the University of Virginia.

Palmer P. Garson

Ms. Garson currently serves on the board of directors of Xenith Corporation and, following the completion of the merger, will serve on the board of directors of Xenith Bankshares. Ms. Garson has been Managing Director of Cary Street Partners, LLC, a wealth management and investment banking company, since October 2007. Prior to joining Cary Street Partners, Ms. Garson was a co-founder and Managing Partner of Jefferson Capital Partners, a private equity firm focused on providing growth financing to well managed, late stage, rapidly growing companies, primarily in the consumer, business services, education, health care and selected information technology industries, from 1989 to 2007. Prior to co-founding Jefferson Capital Group, Ltd. in 1989, Ms. Garson developed extensive corporate finance and investment banking experience while working for A.G. Edwards from 1987 to 1989, for Morgan Stanley & Co. from 1983 to 1986, and for Mellon Bank from 1979 to 1981. Ms. Garson’s primary focus as an investment banker was in the field of mergers and acquisitions.

Ms. Garson currently serves on the boards of directors of several Jefferson Capital Partners portfolio companies. Additionally, Ms. Garson serves on the board of trustees of the Virginia Retirement System, a position to which she was appointed by former Virginia Governor Mark Warner in 2005, and on the board of trustees of the Mary Morton Parsons Foundation. She has served as a trustee on the Darden School Foundation as well as the Collegiate School where she was a former board chair. She is also active with Duke University where she previously served on the Trinity College Board of Visitors and the Duke Annual Fund Executive Committee.

Ms. Garson received a Bachelor of Arts degree in Management Science from Duke University and a Master’s degree in Business Administration from the Darden School of Business at the University of Virginia.

Brian D. Jones

Mr. Jones currently serves on the board of directors of Xenith Corporation and, following the completion of the merger, will serve on the board of directors of Xenith Bankshares. Mr. Jones is a Principal and founding partner of BankCap Partners Fund, a Dallas-based private equity firm that focuses on the formation and funding of large capitalization start-up banks across the United States. Most recently, BankCap Partners Fund was involved in the formation of Atlantic Capital Bank, an Atlanta-based commercial bank that opened in 2007 with over $125 million in equity capital (making it the largest bank start-up in U.S. history). Mr. Jones currently serves as a director of Atlantic Capital Bank.

Mr. Jones has over 19 years of financial institutions and investment banking experience. Prior to starting BankCap Partners Fund in 2005, he served as Executive Vice President and Managing Director of Carreker Corporation, a publicly-traded bank-focused financial technology company, in charge of Strategy and Mergers and Acquisitions from 2002 to 2003. From 1989 to 2002, Mr. Jones worked for Bear, Stearns & Co. Inc. in Los Angeles, New York and Dallas where in his last position, he served as Senior Managing Director in its Investment Banking Group, as head of the Financial Institutions Group in its Dallas office and as a leader of its global commercial banking practice. He began his career at Touche Ross, a former top 10 accounting firm that merged with Deloitte in 1989 (now Deloitte & Touche LLP), where he served from 1988 to 1989.

Mr. Jones received his Bachelor of Business Administration degree from Baylor University and is a C.P.A.

Robert J. Merrick

Mr. Merrick currently serves on the board of directors of Xenith Corporation and, following the completion of the merger, will serve on the board of directors of Xenith Bankshares. Mr. Merrick is retired, having formerly served as the Chief Investment Officer of MCG Capital Corporation, a business development company (NASDAQ: MCGC) from 1998 until June 17, 2009. Mr. Merrick was also on MCG’s board of directors where he served as Chairman of the Investment Committee, a member of the Enterprise Risk Committee and a member of the Credit Committee until his resignation on June 17, 2009.

Mr. Merrick started his banking career in 1967 with Chemical Bank, served in the United States Army from 1968 through 1971 and worked for American Security Bank from 1971 to 1976. Mr. Merrick joined Bank of Virginia, a predecessor to Signet Banking Corporation, in 1976 and rose to the office of Executive Vice President and Chief Credit Officer for Signet Banking Corporation from 1985 to 1997. In that role, he was responsible for all credit extensions within the bank and bank holding company. He was the chairman of Signet’s Credit Policy Committee and a member of the Asset and Liability, Management, Safety and Soundness, and Administrative Committees.

Mr. Merrick was a director of CRIIMI MAE from 1998 to 2004 and a director of the Bank of Richmond from 2004 to 2007, Chairman of its Credit Committee and a member of its Asset and Liability and Executive Committees.

Mr. Merrick’s other activities include the following: Past board member of the Virginia Carolinas Chapter of Robert Morris Associates; President, Richmond City Chapter Robert Morris Associates; Member, Virginia State Bar Committee on Lawyer Discipline from 1984 to 1990; Member, Virginia State Bar Disciplinary Board from 1990 to 1996; and Member, Virginia Law Foundation from 1998 to 2004 (President 2003).

Mr. Merrick received a Bachelor of Arts degree in economics from Yale University and a Master of Science degree in business financial management from George Washington University, and he graduated from Stanford University’s executive program.

Scott A. Reed

Mr. Reed currently serves on the board of directors of Xenith Corporation and, following the completion of the merger, will serve on the board of directors of Xenith Bankshares. Scott Reed is a Principal and founding partner of BankCap Partners Fund. Before founding BankCap Partners Fund in 2005, Mr. Reed had a diverse career that included derivatives trading, consulting, investment banking, and corporate strategy and planning. Most recently, Mr. Reed served in a number of roles culminating as Senior Vice President at Carreker Corporation from 2002 to 2004. From 2000 to 2002, Mr. Reed worked in the Financial Institutions Group at Bear, Stearns & Co. Inc., where he focused on mergers and acquisitions and capital market transactions. Prior to joining Bear, Stearns & Co. Inc., Mr. Reed worked from 1998 to 2000 for Bain & Company, a management consulting company, where he focused on corporate strategy formation and implementation for numerous Fortune 100 companies. Mr. Reed started his career as an options trader for Swiss Bank Corporation, where he managed a diverse portfolio while working on the Pacific Stock Exchange in San Francisco.

Mr. Reed received his Bachelor of Arts degree in history and his Bachelor of Science degree in commerce from the University of Virginia. He currently serves on the Advisory Board of the Commerce School at the University of Virginia. He received his Master’s degree in Business Administration from the Tuck School at Dartmouth College, where he was an Edward Tuck Scholar. Mr. Reed is also a graduate of the Stonier Graduate School of Banking.

Mark B. Sisisky

Mr. Sisisky currently serves on the board of directors of Xenith Corporation and, following the completion of the merger, will serve on the board of directors of Xenith Bankshares. Mr. Sisisky is Managing Director of Caprin Asset Management, a registered investment advisor specializing in the management of fixed income portfolios. Prior to joining Caprin in August 2002, Mr. Sisisky served for 14 years as President and Chief Executive Officer of Lee Distributing Co., Inc., an Anheuser-Busch wholesaler, serving Southside Virginia. Mr. Sisisky sold Lee Distributing in April 2001. In addition to his duties with Caprin, Mr. Sisisky serves as Managing Partner and Chief Investment Officer of New Dominion of Virginia LC, an active investment partnership.

Mr. Sisisky has been active in community affairs both in Petersburg and Richmond and has served as President of the Richmond Jewish Foundation and President of the United Way of Greater Richmond Endowment Fund. Mr. Sisisky has been a past President of the Jewish Community Federation of Richmond and a National Vice Chairman of United Jewish Appeal, and he was the 2000 recipient of the Distinguished Community Service Award presented by the Jewish Federation of Richmond. In addition, Mr. Sisisky is a Trustee and member of the Executive Committee of The Council for America’s First Freedom.

In August 2002, former Virginia Governor Mark Warner appointed Mr. Sisisky to the steering committee of the Economic Development Strategic Planning Task Force—One Virginia / One Future. Also, Mr. Sisisky has been appointed by four Virginia governors to the Virginia–Israel Partnership and Advisory Board. In January 2008, Mr. Sisisky was elected to serve on The Board of Governors for The Community Foundation Serving Richmond and Central Virginia.

Mr. Sisisky is a 1972 graduate of the University of Virginia.

Larry L. Felton

Mr. Felton currently serves as Chairman of the boards of directors of First Bankshares and SuffolkFirst Bank and was one of the founding Directors of SuffolkFirst Bank. He is Chairman of the Executive Committee and serves on the Audit Committee of the boards of directors of First Bankshares and SuffolkFirst Bank. Following the completion of the merger, Mr. Felton will serve on the board of directors of Xenith Bankshares. He was a former director of James River Bank/Colonial (formerly Bank of Suffolk), and served on the Audit Committee of the Bank’s holding company, James River Bankshares, which was purchased by First Virginia Bank in June 2001.

From 1995 to present, Mr. Felton has been a director of Western Branch Metals, LC, a distributor of steel boat shafts.

From 1970 until retirement in 2004, Mr. Felton was employed by Angus I. Hines, Inc. a petroleum distributor and convenience store chain in Virginia where Mr. Felton served as Chief Operating Officer, Vice-President-Finance and Administration, and Treasurer.

Mr. Felton’s community involvement has included the following: Director of the Hampton Roads Chamber of Commerce-Suffolk Division from 2000-2003; Trustee, Nansemond-Suffolk Academy from 1988-1994; Past Lieutenant Zone Governor for Zone I of Ruritan National; Past President, Cypress Ruritan Club; Past President, Sunbury Investment Club; Member of the Board of Directors and Past Treasurer-Hampton Roads Chapter of Financial Executives Institute.

Mr. Felton graduated from East Carolina University in 1967 with a Bachelor of Science degree in Business Administration.

Peter C. Jackson

Mr. Jackson currently serves as Secretary of the Boards of Directors of First Bankshares and SuffolkFirst Bank and was one of the founding Directors of SuffolkFirst Bank. He serves on the Executive and ALCO Committees of First Bankshares and SuffolkFirst Bank. Following the completion of the merger, Mr. Jackson will serve on the board of directors of Xenith Bankshares.

Since 1999, Mr. Jackson has been president of Jackson Real Estate, a family owned and operated real estate business, and a Director of Western Branch Metals, LC, a distributor of steel boat shafts. From 1992-1999, Mr. Jackson was a Vice President at James River Bank/Colonial (formerly Bank of Suffolk), a subsidiary of James River Bankshares, Inc., which was purchased by First Virginia Bank in June 2001.

Mr. Jackson graduated from Lynchburg College in 1984 with a Bachelor of Arts degree in Business Administration. He is also a 1996 graduate of the Virginia Bankers School of Bank Management.

James Edwin Turner, Jr.

Mr. Turner currently serves as Vice-Chairman of the boards of directors of First Bankshares and SuffolkFirst Bank and was one of the founding Directors of SuffolkFirst Bank. He also serves on the Executive and Compensation/Governance/Nominating committees of the boards of directors of First Bankshares and SuffolkFirst Bank. Following the completion of the merger, Mr. Turner will serve on the board of directors of Xenith Bankshares.

Mr. Turner is a member of the Virginia Tech Foundation Board. He also served on the Virginia Tech Board of Visitors for eight years, and was Rector for five years. Mr. Turner is Chairman of the Board of Western Branch Metals, LC, and is a member of the Board of Trustees of The Mariner’s Museum. He also serves on the Board of Directors of Nansemond-Suffolk Academy, and is a member of the North Suffolk Rotary Club. In 1996, Mr. Turner was honored by being inducted into the National Academy of Engineering, and in 2000, he retired as President & Chief Operations Officer of General Dynamics, Falls Church, Virginia.

Mr. Turner graduated from Virginia Tech in 1956 with a Bachelor of Science degree in Engineering.

Executive Officers

We anticipate that the following individuals will serve as executive officers of Xenith Bankshares and Xenith Bank, as applicable, following the completion of the merger. They will be appointed or elected by the board of directors and will hold office at the discretion of the board.

T. Gaylon Layfield, III will serve as President and Chief Executive Officer of both Xenith Bankshares and Xenith Bank. See “— Board of Directors” above for Mr. Layfield’s biographical information.

Thomas W. Osgood currently serves as Chief Financial Officer and Chief Administrative Officer of Xenith Corporation and, following the completion of the merger, will serve as Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer of Xenith Bankshares and Xenith Bank. From January 1998 to May 2007, Mr. Osgood was with East Coast Fire Protection, Inc., referred to herein as ECFP, where he was an owner and served as Executive Vice President and a member of the board of directors and the Board’s Executive Committee. At ECFP, Mr. Osgood’s roles included leading Marketing and Sales and the Management Representative for the company’s quality program ISO 9001:2000. Mr. Osgood was also closely involved in balance sheet and financing activity, including raising equity, subordinated debt and senior debt capital. He also helped lead efforts on mergers and acquisitions activity, including valuations, due diligence, and integration activities; and he assisted in the oversight of corporate functions.

Prior to founding ECFP, Mr. Osgood was with Signet Banking Corporation from 1983 until its acquisition by First Union Corporation (now Wells Fargo & Company) in November 1997. In 1996-1997, Mr. Osgood helped lead a year long process focusing on total bank re-engineering and reported to the President and Chief Operating Officer. From 1992 to 1996, Mr. Osgood was a Senior Vice President and

reported to the Chief Credit Officer. He developed and led an integrated risk management practice; implemented quantitative tools to measure risks in credit portfolios; led credit portfolio reporting and industry risk analysis; managed the bank’s allowance for loan losses; and worked directly with outside auditors and regulators to verify its adequacy. From 1988 to 2002, Mr. Osgood was a Vice President and then a Managing Director of Signet Investment Banking Corporation where he worked with clients in many industries on business plans and implications for financing strategies; raised debt and equity capital to fund organic growth and acquisitions; performing valuations and worked on numerous purchase and sale transactions; and developed and executed interest rate hedging strategies for clients. From 1983 to 1988, Mr. Osgood was a lender and relationship manager working with clients in many industries.

Prior to joining Signet, Mr. Osgood was with Wachovia Bank from 1978 to 1983, where he completed the retail banking program and was promoted to branch manager then completed the corporate banking development program and was promoted to bank officer and corporate banker handling commercial credit relationships in Raleigh and Durham, North Carolina.

While at ECFP, Mr. Osgood was a 2001 co-winner of the Impact Award presented by the Richmond Chamber of Commerce. The Impact Award is given to business owners who have responded to and have overcome adversity, contributed to the Greater Richmond Community, offered a quality work environment to employees, grown their business, both in terms of employees and sales, and demonstrated innovation in business practices, new products, services, and ideas.

Mr. Osgood received a Bachelor of Arts degree in government from Hampden-Sydney College and a Master’s degree in Business Administration (Executive Program) from the University of Richmond.

Wellington W. Cottrell, III currently serves as Executive Vice President of Xenith Corporation and, following the completion of the merger, will serve as an Executive Vice President and as Chief Credit Officer of Xenith Bank. Mr. Cottrell served as Managing Director – Risk Management in the Corporate & Investment Banking group (CIB) at SunTrust Bank from 2000 until May 2008. Mr. Cottrell’s duties included managing five risk managers and approving loans/leases for SunTrust’s leasing operation above its lending authority. Mr. Cottrell was a member of the Senior Loan Committee and recently a part-time member of the Debt Capital Markets Committee, which primarily reviewed syndications, bridge loans, and market risk. From 1999 until 2000, Mr. Cottrell was a risk manager in SunTrust’s Corporate & Investment Banking group, progressing from Director to Managing Director in 2000 and from risk coverage of the Media & Communications Portfolio, adding the Mid-Atlantic Diversified Portfolio also in 2000.

From 1992 through 1998, Mr. Cottrell was in Regional Credit Administration as Senior Vice President – Risk Manager for the Corporate Banking Group of Crestar Bank (predecessor to SunTrust), managing corporate, middle-market, and international credits. From 1990 until 1992, he was a Vice President and relationship manager with Crestar Bank in the Corporate Banking Group. His duties included managing Media and Communications clients and workouts. From 1988 until 1990, Mr. Cottrell was with Investors Savings Bank in Retail Credit Administration. Mr. Cottrell was Senior Vice President, chaired the Commercial Loan Committee, was a member of the Commercial Real Estate Loan Committee, and managed commercial business credit analysis, loan review, the credit card portfolio, and work-outs.

From 1984 until 1988, Mr. Cottrell was with Crestar Bank as a Vice President and relationship manager in the Southeast Division. From 1981 until 1984, Mr. Cottrell was with Manufacturers Hanover Trust Co. as trainee progressing to Assistant Vice President in the Metropolitan Division of the commercial bank.

Mr. Cottrell started his banking career at Central National Bank (predecessor to Central Fidelity Bank) in 1977 as a credit analyst in commercial banking.

Mr. Cottrell graduated from the University of Virginia and the University of Virginia’s Darden School of Business (MBA). Mr. Cottrell has attended various bank training programs, including corporate finance and management schools.

Ronald E. Davis currently serves as Executive Vice President of Xenith Corporation and, following the completion of the merger, will serve as an Executive Vice President and as Secretary of Xenith Bankshares, as an Executive Vice President of Xenith Bank and as President of Xenith Bank’s Northern Virginia Region. Mr. Davis served as President and Chief Executive Officer of Second Bank & Trust (part of Virginia Financial Group) in Fredericksburg, Virginia from December 2001 until June 2008. Second Bank has approximately $750 million in assets, 16 branches, and 165 employees.

From August 1998 until December 2001, Mr. Davis was President and Chief Executive Officer of Metro County Bank, a de novo bank in Richmond, Virginia. Metro County grew from $35 million to $140 million in assets and from one to four full-service branches during Mr. Davis’ tenure. Mr. Davis was responsible for setting strategic direction, staffing, underwriting and approving loans and credit quality, overseeing retail, commercial, investment, and operations, and achieving financial goals established for the organization.

Mr. Davis was also with First Union National Bank and its predecessor, Signet Banking Corporation, from 1984 to August 1998, in various roles, including managing the Small Business Credit Center and working as a Senior Credit Officer for Small Business, Private Banking, and Retail Business segments. Mr. Davis was also a manager in Signet’s National Division.

Mr. Davis began his banking career in 1974 at the National Bank of Commerce in Lincoln, Nebraska and joined Citizens and Southern Bank in Atlanta, where he was employed from 1978 to 1984.

Mr. Davis’ civic activities include Board of Directors, Fredericksburg Regional Alliance (Finance Committee); Board of Trustees, Fredericksburg George Washington Foundation; Member, Fredericksburg Rotary; Board of Directors, Virginia Association of Community Banks; Management Services Board of the Virginia Banker’s Association; and Member, Executive Roundtable, University of Mary Washington.

Mr. Davis graduated from University of Nebraska, Lincoln and attended the Stonier School of Bank Management, University of Delaware. Mr. Davis has completed numerous other bank-related training programs.

Darrell G. Swanigan currently serves as President and Chief Executive Officer of First Bankshares and SuffolkFirst Bank, is a member of the boards of directors of First Bankshares and SuffolkFirst Bank and also serves on the Executive/Loan Committee and the ALCO/Investment Committee of the boards of directors of First Bankshares and SuffolkFirst Bank. Following the completion of the merger, he will serve as an Executive Vice President of Xenith Bank and as President of Xenith Bank’s Hampton Roads Region.

Mr. Swanigan previously organized and served as President and Chief Executive Officer of two other community banks prior to SuffolkFirst Bank. Mr. Swanigan’s other banking roles included branch manager and senior loan review officer.

In addition to Mr. Swanigan’s bank experience, he has extensive regulatory experience, including roles as a bank examiner for the State of West Virginia, and as a Credit Specialist and Managing Agent: Liquidation division of Federal Deposit Insurance Corporation/Resolution Trust Corporation. Mr. Swanigan began his banking career in 1961 with American Security & Trust in Washington, D.C.

Mr. Swanigan’s civic activities include Member, Suffolk Rotary International. He has also served as Member, Lions and Ruritan; Board of Directors, Habitat For Humanity – Orange County, VA; Chairman, Missions and Benevolence Committee – Lake of The Woods Church, Locust Grove, Virginia; Board Member, Lake Prince Woods Retirement Center; Board Member, Suffolk, Fredericksburg and Orange County Homeless Shelters. He has served on various fundraising committees for Boy Scouts of America and for United Way.

Mr. Swanigan graduated in 1960 from Fayetteville High School in Fayetteville, West Virginia, and attended various banking schools and seminars, including American Institute of Banking and School of Banking of the South – LSU. He served in the U.S. Army Security Agency/Special Operations Unit in Berlin, Germany from 1962-1965.

W. Jefferson O’Flaherty currently serves as an Executive Vice President of Xenith Corporation and, following the completion of the merger, will serve as an Executive Vice President of Xenith Bank. Mr. O’Flaherty has more than 33 years of banking experience. He most recently served as Regional Managing Director of Wachovia Wealth Management for Wachovia Bank (now Wells Fargo & Company) from 2001, when First Union Bank merged with Wachovia Corporation, until December 2007. Mr. O’Flaherty’s responsibilities included leading the private banking and wealth strategies for the Richmond, Charlottesville, Lynchburg and Roanoke markets. From November 1997 to 2001, Mr. O’Flaherty served as Managing Director with First Union Bank, and in this capacity he led the private banking practice in Richmond, Norfolk and Roanoke. Mr. O’Flaherty started his career with Bank of Virginia in 1974 and served in various capacities of increasing responsibility, culminating in his role as Senior Vice President and Manager of Private Banking for Signet Banking Corporation, which was acquired by First Union in 1997.

Mr. O’Flaherty’s civic affiliations include The Virginia State Bar Disciplinary Board and Boards of The Richmond Forum and Special Olympics. Previous affiliations include Past Director and President of West Richmond Rotary Club, Tuckahoe Little League Board, General Chairman of the National Tobacco Festival, and United Way, for which he served as fundraising chairman.

Mr. O’Flaherty received a Bachelor of Arts degree in economics from Virginia Polytechnic Institute and State University, and he is a graduate of The Graduate School of Retail Bank Management held at the University of Virginia.

Board Committees

We anticipate that Xenith Bankshares’ board of directors will establish various committees to assist it with its responsibilities. These committees are described below. Following the completion of the merger, certain members of Xenith Bankshares’ board of directors will be designated to serve on these committees.

Audit Committee

The audit committee will monitor management, financial statements, internal and external audit reports, and staff compliance with board policies, laws and regulations. Because the committee will evaluate financial statements, audits and compliance, its membership will be composed solely of independent directors within the meaning of the listing standards of the NASDAQ Stock Market. To assist it in executing its functions, the committee will have access to its own outside counsel.

The audit committee will supervise the audit function directly to verify that auditors, internal and external, are independent of management and are objective in their findings. The committee will contract for outside audit services and/or will hire senior audit personnel, set compensation, review audit plans, and evaluate performance. The committee may meet with the outside auditors as necessary to review reports and discuss findings and will monitor management’s efforts to correct deficiencies described in an audit or a regulatory examination.

The audit committee will be a vehicle for communicating risk management concerns to the full board of directors. The audit committee will seek to ensure that risk management evaluation functions are independent, because the objective is to evaluate management’s ability to manage risk within the policies established by the board of directors. The audit committee will also be responsible for overseeing internal loan review and examination.

The Sarbanes-Oxley Act of 2002 has resulted in the imposition of a number of mandates applicable to public companies regarding the composition of the audit committee. Each of these mandates is discussed below:

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Audit Committee Member Independence. Each member of an audit committee of a company listed on a national securities exchange must be a director and must be otherwise independent under the rules of the national securities exchange of which its shares are listed.

•

Responsibilities Relating to Registered Public Accounting Firms. The audit committee must be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged to prepare or issue an audit report or to perform other audit, review or attest services for us, and each firm must report directly to the audit committee.

•

Procedures for Handling Complaints. The audit committee must establish procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, including procedures for the confidential, anonymous submission by employees of these types of concerns.

•	Authority to Engage Advisors. The audit committee must have the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties.

•	Funding. We must provide appropriate funding to the audit committee for payment of accounting and other advisors.

Consistent with the Sarbanes-Oxley Act, none of the members of the audit committee will be executive officers or 10% shareholders. We anticipate that the chairman of the audit committee following the completion of the merger will be Mark B. Sisisky.

Executive Committee

The executive committee will meet as needed and, subject to Virginia law and certain other exceptions, will generally have the same powers as the board of directors in the management of business affairs between board meetings. The board of directors will, from time to time, charge the executive committee with specific responsibilities and tasks as it deems appropriate. The committee is not intended to act in place of the full board, but rather in a support role, and the executive committee will not have the authority to exercise all of the board’s powers. The committee will make recommendations to the board of directors regarding matters important to overall management and strategic operation. We anticipate that the chairman of the executive committee following the completion of the merger will be Malcolm S. McDonald.

Loan and Credit Policy Committee

The loan and credit policy committee will be responsible for establishing or approving, in conjunction with management, all major policies and procedures pertaining to loan policy, including:

•	establishing the loan approval system;

•	reviewing all past due reports, rated loan reports, non-accrual reports and other reports and indicators of overall loan portfolio quality;

•	engaging, as appropriate, and reviewing the findings of, outsourced credit review consultants;

•	reviewing and responding to all credit issues identified by way of regulatory examinations and outsourced credit review consultants;

•	establishing measurements for adequacy of the loan loss reserve; and

•	reviewing any other matters pertaining to the loan portfolio such as yield and concentrations.

We anticipate that the chairman of the loan and credit policy committee following the completion of the merger will be Robert J. Merrick.

Asset/Liability Management Committee

The principal responsibilities of this committee include:

•	overseeing the Bank’s actions relating to interest rate risk and liquidity risks;

•	reviewing management strategies for investment securities activities, deposit programs and lending initiatives;

•	evaluating the Bank’s liquidity position and considering the impact of anticipated changes in that position; and

•	approving trading strategies and reviewing positions in securities.

The asset/liability management committee will also be responsible for the Bank’s overall investment strategy and asset/liability and investment policy. This will include liquidity management, risk management, net interest margin management, monitoring deposit level trends and pricing, monitoring asset level trends and pricing and portfolio investment decisions. We anticipate that the chairman of the asset/liability committee following the completion of the merger will be Malcolm S. McDonald.

Governance and Compensation Committee

The governance and compensation committee will seek to identify individuals qualified to be directors consistent with criteria approved by the board, and to recommend director nominees to the board; recommend individuals to the board to serve on each standing committee; ensure that the audit committee and the governance and compensation committee are comprised of directors who meet the independence standards applicable to those committees; oversee management continuity planning; lead the board of directors in its annual review of the board’s performance; and take a leadership role in shaping the corporate governance of the institution. The governance and compensation committee will recommend to the board of directors the salaries of executive personnel and directors and the policies, terms and conditions of employment of all employees of the Bank. It will assist senior management in identifying candidates for available positions and will coordinate efforts with legal counsel to create employee compensation plans, including the granting of stock options. The committee will be responsible for performance evaluations of senior management and for creating senior management compensation plans. The governance and compensation committee will also review and recommend employee benefit plans, as proposed by management, to the board of directors. The governance and compensation committee will be comprised entirely of independent directors within the meaning of the NASDAQ Stock Market listing standards. The board of directors will appoint the initial members of the governance and compensation committee before Xenith Bankshares opens its banking business.

We anticipate that the chairman of the governance and compensation committee following the completion of the merger will be Palmer P. Garson.

Employment Agreements

On May 8, 2009, Xenith Corporation entered into employment agreements with each of Messrs. Layfield, Osgood, Cottrell, Davis and O’Flaherty, which will only become effective upon the completion of the merger. Each employment agreement expressly contemplates that Xenith Corporation will transfer all of its rights and obligations under that employment agreement to Xenith Bankshares by operation of law in connection with the merger and that, immediately after the completion of the merger, Xenith Bankshares will assign all of its rights and obligations under that employment agreement to Xenith Bank, which will assume all of the rights and obligations of Xenith Bankshares under the agreement.

Also, upon the completion of the merger, Xenith Bank will enter into an employment agreement with Darrell G. Swanigan. These employment agreements are further described below.

T. Gaylon Layfield, III

Xenith Corporation entered into a 24-month employment agreement with Mr. Layfield regarding his employment as President, Chief Executive Officer and a director of Xenith Bank. The term of Mr. Layfield’s employment will begin at 11:59 a.m. on the date the merger is completed, referred to as the effective time, and will be extended for additional 12-month periods unless proper notice of termination of the employment agreement is given.

The employment agreement provides that Mr. Layfield will receive an initial base salary of $260,000 per year. In addition, he may receive incentive compensation awarded from time-to-time by the compensation committee of the board of directors of Xenith Corporation and subject to any approval required by the board of directors, applicable laws and governing regulatory agencies or authorities, based on Xenith Corporation’s attainment of performance goals established by the board of directors of Xenith Corporation in consultation with the compensation committee. Mr. Layfield was also awarded under his employment agreement options to purchase an aggregate of 80,000 shares of common stock of Xenith Corporation, subject to the terms of the Xenith Corporation stock incentive plan, with the grant of the option to purchase the first 50,000 shares effective on May 8, 2009 and the grant of the remaining 30,000 shares to be effective as of the date the merger is completed. These options will have a 10-year term and will vest in three equal installments on each anniversary of the completion of the merger. The exercise price is $10.00 per share.

Additionally, as soon as practical after Xenith Bank achieves annual profitability, Mr. Layfield will be granted the option to purchase 80,000 shares of common stock of Xenith Bankshares, provided that annual profitability is obtained prior to the third anniversary of the effective time. These options will (i) be granted at a price determined by the compensation committee in accordance with the Xenith stock incentive plan, (ii) vest in three equal installments on each anniversary of the date that the merger is completed, and (iii) become 100% vested upon Xenith Corporation’s termination of Mr. Layfield’s employment without cause or by Mr. Layfield for good reason.

Mr. Layfield will also receive other customary benefits such as participation in incentive, retirement, and benefit plans, and benefits in the event of disability. If Mr. Layfield’s employment is terminated with cause, he will have no right to compensation or other benefits, with the exception of vested benefits under any employee benefit plan, after the termination for cause. If Mr. Layfield’s employment is terminated other than for cause and no change of control event has occurred, he (or his beneficiaries or estate in the case of his subsequent death), will receive as liquated damages a severance payment equal to the sum of (1) any incentive compensation paid to him during the 12 months preceding the termination of his employment under his employment agreement plus (2) the greater of one year of his then-current base salary or his then-current base salary that would have been paid over the remaining balance of the initial 24-month term, referred to herein as total compensation. Total compensation will be paid in 12 equal monthly installments beginning 30 days following the termination, and incentive compensation will be paid in a lump sum on the first day of the seventh month following the termination. Mr. Layfield will receive two times his total compensation if his employment is terminated without cause or for good reason in connection with a change of control to be paid in the same manner described above. Additionally, all options granted to Mr. Layfield to purchase common stock of Xenith Corporation or Xenith Bankshares, as the case may be, will become 100% vested following his termination in the case of a termination without cause or following a change of control or for good reason and during the period when Mr. Layfield and his eligible dependents will be entitled to continued health plan coverage pursuant to applicable law, referred to herein as COBRA coverage, Xenith Corporation will reimburse Mr. Layfield on a monthly basis for any amounts he pays for his and his eligible dependents’ COBRA coverage. If Mr. Layfield’s right to COBRA coverage ends before the second anniversary of the event of Mr. Layfield’s termination, Xenith Corporation will make cash payments to him on a monthly basis, beginning the month following and ending 24 months after the termination of his employment, equal to the COBRA coverage monthly premium for the type and level of coverage provided to Mr. Layfield and his eligible dependents immediately prior to the cessation of the COBRA coverage. As a precondition to payment of severance, COBRA coverage and other payments, in all cases, Mr. Layfield will execute a full release and waiver of all known or unknown claims and causes of action he might have, have had or may have against Xenith

Corporation. The employment agreement also provides that, during his employment and for a period of 12 months following the termination of his employment, Mr. Layfield will be restricted from soliciting customers or employees of Xenith Corporation or otherwise competing with Xenith Corporation within Virginia.

Other Executive Officers of Xenith Bankshares and Xenith Bank

The employment agreements between Xenith Corporation and Messrs. Osgood, Cottrell, Davis and O’Flaherty contain terms substantially similar to those in Mr. Layfield’s employment agreement with the following adjustments made to elements of compensation. Messrs. Osgood, Cottrell, Davis and O’Flaherty will receive an initial base salary of $225,000, $225,000, $225,000 and $175,000, respectively. In addition, they were granted effective May 8, 2009 options to purchase an aggregate of 40,000, 20,000, 28,000 and 16,000, shares of common stock of Xenith Corporation, respectively, subject to the terms of the Xenith stock incentive plan. These options have a 10-year term and will vest in three equal installments on each anniversary of the completion of the merger. The exercise price is $10.00 per share. Finally, they will be granted the option to purchase 40,000, 20,000, 20,000 and 16,000 shares of common stock of Xenith Bankshares, respectively, after Xenith Bank achieves annual profitability.

As noted above, upon the completion of the merger, Xenith Bank will enter into an employment agreement with Darrell G. Swanigan. Mr. Swanigan’s employment agreement will contain terms substantially similar to those contained in Mr. Layfield’s employment agreement with adjustments made to certain elements of compensation, including base salary and incentive compensation opportunities.

Stock Incentive Plan

General

The Xenith Corporation 2009 Stock Incentive Plan, referred to herein as the Xenith Option Plan, is designed to provide flexibility to grant incentive stock options and non-qualified stock options to directors, executive officers and other employees of Xenith Corporation and, after the completion of the merger, of Xenith Bank. The purpose of the plan is to encourage employees and others providing services to the Xenith Corporation, Xenith Bank or any affiliate to acquire or to increase their holdings of common stock of the applicable corporation in order to promote a closer identification of their interests with those of the corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the applicable corporation. This purpose will be carried out through the granting of options to selected employees and directors. Upon completion of the merger, Xenith Bankshares will assume the Xenith Option Plan and will grant any future options in accordance with the terms of the Xenith Option Plan. Each option to purchase First Bankshares shares granted by First Bankshares pursuant to the First Bankshares stock option plan prior to the merger will be converted automatically at the effective time of the merger into an option to purchase an identical number of shares of Xenith Bankshares at an identical exercise price.

The Xenith Option Plan has a term of 10 years beginning May 8, 2009 and provides for the granting of stock options. Under the plan, 1,199,300 option shares have been reserved for issuance. The Xenith Option Plan authorizes the issuance of options that will qualify as incentive stock options under Section 422(a) of the Internal Revenue Code as well as non-qualified stock options. However, the plan permits Xenith Corporation or, following the merger, Xenith Bankshares to issue all of the stock options as incentive stock options. Incentive stock options are eligible for favored tax treatment, while non-qualified stock options do not qualify for such favored tax treatment.

Administration

Pursuant to the terms of the Xenith Option Plan, the board of directors of Xenith Corporation delegated authority to administer the plan to the governance and compensation committee of its board of directors, although the administration may, in the future, be provided by the full board of directors. In this discussion, the board of directors and the governance and compensation committee are collectively known as the administrator. The administrator will have the full and final authority, in its discretion, to take any action with respect to the plan, including, without limitation, the authority (i) to determine all matters relating to options, including selection of individuals to be granted options, the types of options, the number of shares of common stock, if any, subject to an option, and all terms, conditions, restrictions and limitations of an option; (ii) to prescribe the form or forms of option agreements evidencing any options granted under the plan; (iii) to establish, amend and rescind rules and regulations for the administration of the plan; and (iv) to construe and interpret the plan, options and option agreements made under the plan, to interpret rules and regulations for administering the plan and to make all other determinations deemed necessary or advisable for administering the plan.

Option Terms

The Xenith Option Plan will provide for the issuance of incentive stock options and non-qualified stock options. The administrator will determine whether an option is an incentive stock option or a non-qualified stock option when it grants the option, and the option will be evidenced by an agreement describing the material terms of the option. A holder of a stock option may not transfer the option during his or her lifetime.

The administrator will establish the option price as stated in the option agreement evidencing the grant of the option; however, the option price may not be less than 100% of fair market value of the common stock on the date of grant, or less than 110% of the fair market value if the participant owns more than 10% of the outstanding common stock. Fair market value will be determined based upon any reasonable measure of fair market value, as specifically described in the plan. The administrator may permit the option holder to pay the exercise price in cash or, upon conditions established by the administrator, by delivery of shares of common stock that had been owned by the participant for at least six months prior to the date of exercise. The term of an option will be specified in the applicable stock option agreement. The term of an incentive stock option may not exceed 10 years from the date of grant; however, any incentive stock option granted to a participant who owns more than 10% of the outstanding common stock will not be exercisable more than five years after the date the option is granted.

Subject to any further limitations in the applicable stock option agreement, if a participant’s employment is terminated, an incentive stock option will expire and become unexercisable no later than three months after the date of termination of employment. If, however, termination of employment is due to death or disability, up to one year may be substituted for the three-month period. Incentive stock options are also subject to the further restriction that the aggregate fair market value, determined as of the date of the grant, of common stock as to which any incentive stock option first becomes exercisable in any calendar year is limited to $100,000 per recipient. If incentive stock options covering common stock with a value in excess of $100,000 first become exercisable in any one calendar year, the excess will be treated as non-qualified stock options. For purposes of determining which options, if any, have been granted in excess of the $100,000 limit, options will be considered in the order they were granted.

Termination of Options

The terms of a particular option agreement may provide that the options will terminate, among other reasons, upon the holder’s termination of employment or other status with us, upon a specified date, or upon the holder’s death or disability. The stock option plan will provide that if the holder dies or becomes disabled, the holder’s estate or personal representative may exercise the option within 12 months of the date of death or disability. The stock option plan will provide that if the holder retires, the holder may exercise the option within three months of the date of retirement. The administrator may, within the terms of the plan and the applicable stock option agreement, cancel, accelerate, pay, or continue an option that would otherwise terminate for the reasons discussed above. The stock incentive plan will provide that the Bank’s primary federal regulator may require holders of stock options to exercise or forfeit such options if the Bank’s capital falls below minimum requirements.

Recapitalizations and Reorganizations

The Xenith Option Plan provides for appropriate adjustment, as determined by the administrator, in the number and kind of shares and the exercise price subject to unexercised options in the event of any change in the outstanding shares of common stock by reason of any subdivision or combination of shares, payment of a stock dividend, or other increase or decrease in the number of outstanding shares effected without the receipt of consideration. In the event of specified corporate reorganizations, the administrator may, within the terms of the plan and the applicable stock option agreement, substitute, cancel (with or without consideration), accelerate, remove restrictions, or otherwise adjust the terms of outstanding options or assume options of another issuer.

Amendment and Termination of the Plan

The board of directors has the authority to amend or terminate the Xenith Option Plan. The board of directors is not required to obtain shareholder approval to amend or terminate the plan but may condition any amendment or termination of the plan upon shareholder approval if it determines that shareholder approval is necessary or appropriate under tax, securities, or other laws. The board’s action may not adversely affect the rights of a holder of a stock option without the holder’s consent.

Listing of Xenith Bankshares Common Stock

First Bankshares and Xenith Corporation will use their best efforts to cause the shares of Xenith Bankshares common stock to be issued in connection with the merger to be approved for listing on the NASDAQ Capital Market, subject to official notice of issuance, prior to the effective time of the merger. We anticipate that after the merger Xenith Bankshares common stock will be listed on the NASDAQ Capital Market under the symbol XBKS.

Xenith Corporation Investor Rights Agreement

Following the completion of the merger, Xenith Bankshares will assume the rights and obligations of Xenith Corporation under the Investor Rights Agreement, as discussed below. The following is a summary of the material terms of the Investor Rights Agreement, a form of which is attached as Annex G to this joint proxy statement. We encourage you to read the Investor Rights Agreement in its entirety.

Voting Agreement

Each investor who purchased shares of Xenith Corporation common stock in Xenith Corporation’s recent private offering, which closed June 26, 2009, executed an Investor Rights Agreement. Under the terms of the Investor Rights Agreement, each shareholder of Xenith Corporation agrees to vote his or her shares of Xenith Corporation (prior to the merger) and of Xenith Bankshares (following the merger) in favor of (1) one designee of BankCap Partners Fund for election to the board of directors for so long as BankCap Partners Fund or any of its affiliates is a registered bank holding company under the Bank Holding Company Act with respect to Xenith Bankshares and (2) one additional designee of BankCap Partners Fund for election to the board of directors for so long as BankCap Partners Fund and its affiliates own 25% or more of the outstanding common stock of Xenith Corporation or Xenith Bankshares, as applicable.

Registration Rights

In addition, under the Investor Rights Agreement, each shareholder who purchased shares of Xenith Corporation common stock in the private offering has certain registration rights with respect to such shares, and with respect to the shares of Xenith Bankshares for which such shares are exchanged in connection with the merger. At any time after June 26, 2011, holders of Xenith Corporation or Xenith Bankshares common stock, as applicable, owning more than 20% of the outstanding shares of common stock and who are party to the Investor Rights Agreement, referred to herein as “institutional investors,” will have the right to demand that either Xenith Corporation or Xenith Bankshares, as applicable, register for sale under the Securities Act all or part of the shares of the common stock held by such institutional investor. Xenith Corporation and Xenith Bankshares, collectively, are not obligated to effect more than three such registrations, and as between the institutional investors, BankCap Partners Fund will have the sole and exclusive right to demand two such registrations and each other institutional investor will have the sole and exclusive right to demand one such registration.

If an institutional investor demands such a registration, then Xenith Corporation or Xenith Bankshares, as applicable, will notify all other holders of its common stock that are party to the Investor Rights Agreement and each such holder will have the right to join the proposed registration and sale. The right to join the offering and sale may be limited if the managing underwriters advise the company that in their opinion due to marketing factors the number of shares requested to be included in such registration exceeds the number which can reasonably be expected to be sold in such offering. The shares will be included in the registration in the following order of priority:

•	first, the shares proposed to be offered by the institutional investors exercising their demand registration rights (and any other institutional investor);

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second, the shares proposed to be sold by holders of the common stock that are a party to the Investor Rights Agreement, other than institutional investors (subject to proration among such holders if all such shares cannot be included);

•	third, the shares Xenith Corporation or Xenith Bankshares, as applicable, proposes to sell; and

•

fourth, shares proposed to be sold by other holders of the common stock that, by virtue of agreements other than the Investor Rights Agreement, are entitled to include their securities in a registration effected pursuant to the Investor Rights Agreement (subject to proration among such other holders if all such shares cannot be included).

In addition, at any time after the second anniversary of the date of the Investor Rights Agreement, the holders of the common stock that are a party to the Investor Rights Agreement will have the right to participate in any underwritten public offerings that Xenith Corporation or Xenith Bankshares, as applicable, undertakes, referred to herein as “piggy-back offering rights.” These piggy-back offering rights may be limited if the managing underwriters advise the company that in their opinion due to marketing factors the number of shares requested to be included in such registration exceeds the number which can reasonably be expected to be sold in such offering. The shares will be included in the registration in the following order of priority:

•	first, the shares Xenith Corporation or Xenith Bankshares, as applicable, proposes to sell;

•	second, the shares proposed to be sold by institutional investors (subject to proration among such institutional investors if all such shares cannot be included);

•

third, the shares proposed to be sold by holders of the common stock that are a party to the Investor Rights Agreement, other than institutional investors (subject to proration among such holders if all such shares cannot be included); and

•

fourth, shares proposed to be sold by other holders of the common stock that, by virtue of agreements other than the Investor Rights Agreement, are entitled to include their securities in a registration effected pursuant to the Investor Rights Agreement (subject to proration among such other holders if all such shares cannot be included).

If Xenith Corporation or Xenith Bankshares, as applicable, is eligible to use Form S-3 (or any successor form) for secondary sales, any institutional investor may request that the company file a registration statement on Form S-3 (or any successor form) for a public sale of all or any portion of the shares of the common stock held by such institutional investor, or that the company take all steps necessary to include such shares in an eligible Form S-3 that has been previously filed, provided that the reasonably anticipated aggregate price to the public of such shares will be at least $5,000,000. Such institutional investor may designate whether the offering will be a delayed or continuous offering.

Resales of Xenith Bankshares Common Stock

Although we anticipate that the shares of Xenith Bankshares common stock to be issued to Xenith Corporation shareholders in the merger will be listed on the NASDAQ Capital Market, such shares will not have been registered under the Securities Act or any state securities laws. As a result, such shares cannot be resold or transferred except through registration under, or exemption from the registration requirements of, the Securities Act and applicable state laws.

For example, Rule 144 under the Securities Act provides a non-exclusive safe harbor for resales of securities under the Section 4(1) exemption from the Securities Act registration requirements. Generally, Rule 144 provides that Xenith Corporation shareholders who do not become affiliates of Xenith Bankshares may resell their shares of Xenith Bankshares held for longer than six months and less than one year after the completion of the merger, subject only to the condition that Xenith Bankshares will have filed all required reports under the Securities Exchange Act of 1934, referred to herein as the Exchange Act, for the 12-month period prior to the sale. After one year, Xenith Corporation shareholders who do not become affiliates of Xenith Bankshares may resell their shares of Xenith Bankshares regardless of whether Xenith Bankshares will have filed such reports. Resales by affiliates of Xenith Bankshares will be subject to the same holding period and information requirements and will also be subject to certain volume and manner of resale requirements.

NOTE REGARDING PROPOSALS II THROUGH VII

Proposals II through VII each relate to amendments to First Bankshares’ articles of incorporation and are reflected in the amended and restated articles of incorporation of Xenith Bankshares, Inc. attached to this joint proxy statement as Appendix 1 to Annex B. The amendments to First Bankshares’ articles of incorporation proposed in Proposals II through VII will only be implemented by First Bankshares to the extent they are approved by First Bankshares shareholders and only if the merger proposal is approved by the shareholders of both companies and the merger closes.

The merger agreement provides that as of the effective time of the merger, the amended and restated articles of incorporation attached as Appendix 1 to Annex B will become the articles of incorporation of the combined company. The amended and restated articles of incorporation as attached as Appendix 1 to Annex B contain alternative provisions to demonstrate the impact of approval or disapproval by First Bankshares shareholders of Proposals II through VII. If all proposals relating to the merger and the amended and restated articles of incorporation are approved by the requisite majority of shareholders, First Bankshares will remove the alternative provisions and file such amended and restated articles of incorporation as an exhibit to the plan of merger included with the articles of merger that will be filed with the Clerk of the State Corporation Commission of the Commonwealth of Virginia to effect the merger. Concurrently, First Bankshares will also file with the Clerk articles of restatement to restate its articles of incorporation to reflect the changes approved by First Bankshares shareholders. If First Bankshares shareholders and Xenith Corporation shareholders each approve the merger proposal, but one or more of Proposals II through VII is not approved by First Bankshares shareholders, First Bankshares will file amended and restated articles of incorporation that have been revised to include the appropriate alternative provisions to reflect only those proposals that are approved by First Bankshares shareholders and complete the merger. If either First Bankshares shareholders or Xenith Corporation shareholders do not approve the merger proposal, none of the amendments to First Bankshares’ articles of incorporation will be made, even if approved by the requisite majority of shareholders at the First Bankshares annual meeting.

PROPOSAL II – THE NAME CHANGE

First Bankshares is seeking shareholder approval to change its name to “Xenith Bankshares, Inc.” effective at the effective time of the merger. The new name is reflected in the amended and restated articles of incorporation attached as Appendix 1 to Annex B. If the merger does not close, the articles of incorporation will not be amended and restated, even if this proposal is approved by holders of the requisite majority of the shares represented at the First Bankshares annual meeting.

If First Bankshares shareholders fail to approve the name change, First Bankshares and Xenith Corporation will revise the amended and restated articles of incorporation as explained in the section titled “NOTE REGARDING PROPOSALS II THROUGH VII” and will proceed with the closing of the merger without changing the combined company’s name.

The First Bankshares board of directors recommends that First Bankshares shareholders vote “FOR” the name change (Proposal II).

PROPOSAL III – AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

First Bankshares is seeking shareholder approval to increase the number of its authorized shares of common stock from 10 million to 100 million, to be effective at the effective time of the merger. This increase in the number of authorized shares is reflected in the amended and restated articles of incorporation attached as Appendix 1 to Annex B. If the merger does not close, the articles of incorporation will not be amended and restated, even if this proposal is approved by holders of the requisite majority of the shares represented at the First Bankshares annual meeting.

First Bankshares estimates that it will have a sufficient number of such shares available to proceed with closing the merger and does not have any current plans, proposals or arrangements to issue a number of shares of First Bankshares common stock such that it will not have a sufficient number of shares available for issuance in the merger. If First Bankshares and Xenith Corporation were to proceed with the merger without increasing the number of authorized shares of First Bankshares common stock, after the merger Xenith Bankshares will not have a substantial number of authorized but unissued shares of common stock available for any future issuances it may later consider. If First Bankshares shareholders fail to approve the increase in the number of authorized shares of common stock, First Bankshares and Xenith Corporation will revise the amended and restated articles of incorporation as explained in the section titled “NOTE REGARDING PROPOSALS II THROUGH VII” and will proceed with the closing of the merger without increasing the number of authorized shares of common stock.

The First Bankshares board of directors recommends that First Bankshares shareholders vote “FOR” the increase in the number of authorized shares of common stock (Proposal III).

PROPOSAL IV – THE AUTHORIZATION OF THE ISSUANCE OF PREFERRED STOCK

First Bankshares is seeking shareholder approval to authorize the issuance of up to 25 million shares of First Bankshares preferred stock, to be effective at the effective time of the merger. The authorization of preferred stock is reflected in the amended and restated articles of incorporation attached as Appendix 1 to Annex B. If the merger does not close, the articles of incorporation will not be amended and restated, even if this proposal is approved by the holders of the requisite majority of the shares represented at the First Bankshares annual meeting.

The articles of incorporation of First Bankshares currently only authorize the issuance of common stock. The proposed amendment will vest in the board of directors the authority to issue the preferred stock in one or more series and, to the extent permitted by law, fix and determine the preferences, limitations and relative rights of the shares of any series so established. Provisions in a company’s articles of incorporation authorizing preferred stock in this manner are often referred to as “blank check” provisions, as they give a board of directors the flexibility, at any time or from time to time, without further shareholder approval (except as may be required by applicable laws, regulatory authorities or the rules of any stock exchange on which the securities of the company are then listed), to create one or more series of preferred stock and to determine by resolution the terms of each such series. If First Bankshares shareholders fail to approve the authorization of the issuance of preferred stock, First Bankshares and Xenith Corporation will revise the amended and restated articles of incorporation as explained in the section titled “NOTE REGARDING PROPOSALS II THROUGH VII” and will proceed with the closing of the merger without including the authorization to issue preferred stock.

The First Bankshares board of directors recommends that First Bankshares shareholders vote “FOR” the authorization of the issuance of preferred stock (Proposal IV).

PROPOSAL V – THE AMENDMENT OF CERTAIN SHAREHOLDER VOTING REQUIREMENTS

                First Bankshares is seeking shareholder approval of the amendment of certain shareholder approval requirements in its articles of incorporation described below, to be effective at the effective time of the merger. The amendment of these shareholder voting requirements is reflected in the amended and restated articles of incorporation included as Appendix 1 to Annex B. If the merger does not close, the articles of incorporation will not be amended and restated, even if this proposal is approved by holders of the requisite majority of the shares represented at the First Bankshares annual meeting.

For certain transactions such as an amendment of the articles of incorporation, a merger, a share exchange or the disposition of all or substantially all of the company’s assets or a plan of dissolution, the articles of incorporation of First Bankshares currently requires the approval of a majority of all shareholders entitled to vote on the transaction, provided that the transaction has been approved and recommended by at least two-thirds of the directors in office at the time of such approval and recommendation. Without the approval of at least two-thirds of the directors in office, the affirmative vote of 80% or more of all the votes entitled to be cast is required for approval of such a transaction. Under the amended and restated articles of incorporation, the vote required to constitute approval of these transactions is a majority of all votes entitled to be cast by each voting group entitled to vote on such action. Board approval by a majority of directors present at a meeting, which is the default requirement under the Virginia Stock Corporation Act, does not trigger an elevated voting requirement. While the current elevated voting requirements are designed to deter third parties from attempting to gain control of or acquire First Bankshares in a hostile setting or without the approval of the board of directors, they may also have the effect of preventing or making more difficult or more expensive changes or transactions that are in the best interests of the shareholders. The board of directors is less concerned about the possibility of a hostile transaction and now believes it is in the best interest of the shareholders and important to reduce the elevated voting requirements for these transactions and to facilitate transactions or other changes that are approved by a simple majority of all votes entitled to be cast by each voting group entitled to vote on such action. For more information, please see “COMPARATIVE RIGHTS OF SHAREHOLDERS” beginning on page 154. If First Bankshares shareholders fail to approve the amendment of these shareholder voting requirements, First Bankshares and Xenith Corporation will revise the amended and restated articles of incorporation as explained in the section titled “NOTE REGARDING PROPOSALS II THROUGH VII” and will proceed with the closing of the merger without the amendment of these shareholder voting requirements.

                The First Bankshares board of directors recommends that First Bankshares shareholders vote “FOR” the amendment of certain shareholder voting requirements (Proposal V).

PROPOSAL VI – THE ESTABLISHMENT OF CAUSE AS THE SOLE STANDARD FOR REMOVING DIRECTORS

                First Bankshares is seeking shareholder approval to establish cause as the sole standard for removing directors of First Bankshares, to be effective at the effective time of the merger. The establishment of cause as the sole standard for removing directors is reflected in the amended and restated articles of incorporation included as Appendix 1 to Annex B. If the merger does not close, the articles of incorporation will not be amended and restated, even if this proposal is approved by holders of the requisite majority of the shares represented at the First Bankshares annual meeting.

The articles of incorporation of First Bankshares currently contain no standard for the removal of directors, so the current standard for removal of directors of First Bankshares is the default standard listed in the Virginia Stock Corporation Act. Section 13.1-680(A) of the Virginia Stock Corporation Act states that shareholders may remove directors of a corporation with or without cause, unless the articles of incorporation provide that directors may only be removed for cause. The proposed amendment provides that a director of First Bankshares may be removed by shareholders only with cause. If First Bankshares shareholders fail to approve the establishment of cause as the sole standard for removing directors, First Bankshares and Xenith Corporation will revise the amended and restated articles of incorporation as explained in the section titled “NOTE REGARDING PROPOSALS II THROUGH VII” and will proceed with the closing of the merger without establishing cause as the sole standard for removing directors.

                The First Bankshares board of directors recommends that First Bankshares shareholders vote “FOR” the establishment of cause as the sole standard for removing directors (Proposal VI).

PROPOSAL VII – AMENDMENT OF INDEMNIFICATION PROCEDURES FOR PERSONS OTHER THAN OFFICERS AND DIRECTORS

First Bankshares is seeking shareholder approval to clarify the procedures for persons other than directors and officers seeking indemnification from the company, to be effective at the effective time of the merger. This amendment of indemnification procedures is reflected in the amended and restated articles of incorporation attached as Appendix 1 to Annex B. If the merger does not close, the articles of incorporation will not be amended and restated, even if this proposal is approved by holders of the requisite majority of the shares represented at the First Bankshares annual meeting.

The articles of incorporation of First Bankshares currently provide that the company will indemnify each director or officer of First Bankshares to the full extent permitted and in the manner prescribed by the Virginia Stock Corporation Act. Section 13.1-701 of the Virginia Stock Corporation Act states that a determination that a director or officer has met the relevant standard of conduct for indemnification will be made by the board of directors, special legal counsel or by the shareholders, depending on the specific situation. However, for persons other than officers or directors, the articles of incorporation of First Bankshares currently states only that a majority vote of a quorum of disinterested directors is empowered to indemnify or contract in advance to indemnify such a person against liabilities, fines, penalties and claims imposed upon or asserted against him or her by reason of having been a employee, agent or consultant of First Bankshares. Special legal counsel only makes the determination for persons other than officers and directors when there has been a change in the composition of the majority of the board of directors after the date of the alleged act or omission with respect to which indemnification is claimed. There is no reference to the shareholders having any role in the indemnification process for persons other than officers and directors.

If Proposal VII is approved by First Bankshares shareholders, the procedure for officers and directors to obtain indemnification from Section 13.1-701 will be explicitly stated in the articles of incorporation instead of implied by the code reference. Consequently, there will be no change in the procedures for directors and officers to obtain indemnification. However, the procedure for persons other than directors and officers will be broadened to apply the procedures applicable to directors and officers under the code to all persons eligible for indemnification. If Proposal VII is approved, a determination that indemnification is proper will be made by either (a) the board of directors by a majority vote of a quorum consisting of directors not at the time parties to the proceeding; (b) if a quorum cannot be obtained, then by a majority vote of a committee designated by the board and consisting solely of two or more directors not at the time parties to the proceeding; (c) by special legal counsel either selected by the board or its committee in the manner subscribed by subsections (a) and (b) or, if a quorum of the board of directors cannot be obtained under subsection (a) and a committee cannot be designated under subsection (b), selected by majority vote of the full board of directors; or (d) by the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

Also, if Proposal VII is approved, a person seeking indemnification under the amended and restated articles of incorporation will be entitled to receive payment or reimbursement for reasonable expenses incurred in advance of final determination regarding indemnification provided he or she furnishes the company with (i) a written statement of his or her good faith belief that he or she has met the standard of conduct required for indemnification and (ii) a written undertaking, executed personally or on his or her behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct for indemnification. There is no such provision in the current articles of incorporation of First Bankshares. If First Bankshares shareholders fail to approve the amendment of the procedures for persons other than directors and officers seeking indemnification, First Bankshares and Xenith Corporation will revise the amended and restated articles of incorporation as explained in the section titled “NOTE REGARDING PROPOSALS II THROUGH VII” and will proceed with the closing of the merger without including the amended procedures for persons other than directors and officers seeking indemnification.

The First Bankshares board of directors recommends that First Bankshares shareholders vote “FOR” the amendment of the procedures for persons other than directors and officers seeking indemnification from First Bankshares

(Proposal VII).

PROPOSAL VIII – ELECTION OF DIRECTORS OF FIRST BANKSHARES

Pursuant to the First Bankshares’ bylaws, the First Bankshares board of directors shall have a minimum of seven and a maximum of fifteen directors. The First Bankshares board of directors currently consists of nine directors.

The nine persons named below are nominated to serve as directors until First Bankshares’ annual meeting in 2010 or until their successors are duly elected and qualified or until such directors resign as provided in the merger proposal. Each of the nominees currently serves as a director with a term of office expiring at First Bankshares’ annual meeting in 2009. The First Bankshares board of directors believes that each of these nominees will be available and able to serve as a director, but if any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for a substitute proposed by the First Bankshares board of directors.

Certain information concerning the nine nominees for election as directors of First Bankshares at the First Bankshares annual meeting is set forth below.

Nominees for Election as Directors

(To Serve Until the First Bankshares 2010 Annual Meeting or Until Such Directors Resign as Provided in the Merger Proposal)

Name (Age)	Director Since (1)	Principal Occupation During Past Five Years
Larry L. Felton (64)	December 2001	Retired, Vice President, Chief Financial Officer, and Operations Officer of Angus I. Hines, Inc. (a petroleum distributor and C-Store chain operator)

Peter C. Jackson (48)	December 2001	President, Jackson Real Estate (real estate investment company)

Jonie N. Mansfield (55)	December 2001	Co-owner of Driver Contractors, Inc. until retirement on July 31, 2008. From August 1, 2008 to present, Consultant for Driver Contractors (general contractor)

Robert M. Moore, Jr., CPA (52)	November 2005	CPA and Member of Boyce, Spady & Moore, PLC (certified public accountant)

Darrell G. Swanigan (66)	July 2002	President & Chief Executive Officer of the Company since March 4, 2008; President & Chief Executive Officer of the SuffolkFirst Bank since 2002

James E. Turner, Jr. (75)	December 2001	Retired, President, General Dynamics, Inc. (defense industry contractor for shipbuilding and marine systems, defense systems, land and amphibious combat systems and munitions)

Clinton L. Varner (77)	July 2003	Owner, Clinton Varner Residential Appraisal Business (real estate appraisal firm)

Jack W. Webb, Jr. (61)	December 2001	President – 2003 to 2007, Vice President – 2008, Nansemond Insurance Agency, Inc. (insurance agent)

Clay K. White (49)	July 2003	Vice President, Starr Motors, Inc. (automobile dealership)

(1)	Refers to the date the director joined the Board of Directors of SuffolkFirst Bank, prior to consummation of the reorganization pursuant to which First Bankshares became the holding company for SuffolkFirst Bank.

The First Bankshares board of directors is not aware of any family relationship between any director, director nominee or executive officer, except that Director James E. Turner, Jr., is the uncle of Director Jonie N. Mansfield. The Board does not consider this relationship to be material to an evaluation of either director’s ability or integrity. The First Bankshares board of directors recommends a vote “FOR” the individuals nominated above to serve as directors. Unless authority for the above nominees is withheld, the shares represented by the enclosed proxy card, if executed and returned, will be voted “FOR” the election of the nominees proposed by the First Bankshares board of directors.

Xenith Bankshares Board of Directors Following the Merger

The First Bankshares directors elected at the 2009 annual meeting will serve as directors until the earlier of the annual meeting of First Bankshares shareholders in 2010 or until their successors are duly elected and qualified or until such directors resign as provided in the merger proposal. At the effective time of the merger, (1) all of the current First Bankshares directors will resign except for the three directors who will continue as directors of Xenith Bankshares following the completion of the merger, referred to herein as the remaining directors, (2) the remaining directors will adopt a resolution setting the size of the Xenith Bankshares board of directors at 10 directors, and (3) the remaining directors will appoint the seven current Xenith Corporation directors to the Xenith Bankshares board of directors. These 10 directors will serve as directors of Xenith Bankshares until the 2010 annual meeting of Xenith Bankshares or until the election or appointment of their successors. See “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Management and Operations after the Merger” beginning on page 92.

Corporate Governance

On August 15, 2008, First Bankshares became the successor issuer to SuffolkFirst Bank as a result of a reorganization effected by a statutory share exchange, pursuant to which SuffolkFirst Bank became the wholly-owned subsidiary of First Bankshares. Unless the context indicates otherwise, references to the First Bankshares board of directors refer to the board of directors of SuffolkFirst Bank with respect to time periods prior to August 15, 2008.

Meetings and Committees of the Board of Directors

The members of the First Bankshares board of directors also constitute the members of the SuffolkFirst Bank board of directors. The board of directors conducts its business through meetings of First Bankshares’ board of directors and through committees of SuffolkFirst Bank’s board of directors, certain of which are described below. The committees of SuffolkFirst Bank’s board of directors make recommendations to First Bankshares’ board of directors regarding the audit, compensation and nominating functions.

During calendar year 2008, prior to the reorganization, the board of directors of SuffolkFirst Bank held 10 meetings and, following the reorganization, held five meetings. Following the reorganization, the First Bankshares board of directors held three meetings. During 2008, each director attended at least 75% of all meetings of the relevant board of directors and board committees on which he or she served during this period.

The First Bankshares board of directors has affirmatively determined that a majority of the directors are independent in accordance with the NASDAQ Stock Market listing standards. In making this determination with respect to Mr. White, the First Bankshares board of directors considered that SuffolkFirst Bank purchased an automobile in 2008 from Starr Motors, Inc., of which Mr. White is Vice President, but concluded that the relationship did not interfere with Mr. White’s ability to exercise independent judgment as a director of First Bankshares. The independent directors of First Bankshares are Messrs. Felton, Jackson, Moore, Turner, Varner, Webb and White and Ms. Mansfield.

First Bankshares has not adopted a formal policy on board members’ attendance at its annual meetings of shareholders, although all board members are encouraged to attend. All of the members of the First Bankshares board of directors attended SuffolkFirst Bank’s annual meeting in 2008.

SuffolkFirst Bank’s board of directors has standing Audit, Compensation/Governance/Nominating, Asset Liability and Executive Committees. The board of directors of First Bankshares as a whole administers First Bankshares’ stock option plan.

Executive Committee: Members of SuffolkFirst Bank’s Executive Committee are Messrs. Felton, Jackson, Swanigan, Turner, and Webb. The Executive Committee reviews various matters including loan requests which are within the committee’s authority and submits various proposals or recommendations to First Bankshares’ board of directors. The Executive Committee met 12 times in 2008.

Compensation/Governance/Nominating Committee: Members of SuffolkFirst Bank’s Compensation/Governance/ Nominating Committee are Messrs. Turner, Varner and White and Ms. Mansfield. The board of directors of First Bankshares has determined that all of the members of the Compensation/Governance/Nominating Committee satisfy the independence requirements of the NASDAQ Stock Market listing standards. The committee recommends the level of compensation of each executive officer of First Bankshares and SuffolkFirst Bank to the board of directors of First Bankshares for consideration and approval. The committee also reviews any director nominations or recommendations and makes its nomination recommendations to First Bankshares’ board of directors for approval. The committee recommended the nine director nominees to be nominated for election as directors at the First Bankshares 2009 annual meeting. The committee met three times in 2008.

The Compensation/Governance/Nominating Committee operates pursuant to a written charter adopted by First Bankshares’ board of directors, a copy of which is available on the SuffolkFirst Bank’s website at www.suffolkfirstbanks.com under “Investor Relations/Governance Documents.” The Compensation/Governance/Nominating Committee reviews and reassesses the charter annually and recommends any changes to First Bankshares’ board of directors for approval.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the First Bankshares board of directors. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting First Bankshares and SuffolkFirst Bank and time available for meetings and consultation on First Bankshares and SuffolkFirst Bank matters. The Compensation/Governance/Nominating Committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to SuffolkFirst Bank, the First Bankshares board of directors, First Bankshares and its shareholders.

The Compensation/Governance/Nominating Committee evaluates potential nominees, whether proposed by shareholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing other relevant information. Candidates whose evaluations are favorable are then recommended by the committee for selection by the full board of directors of First Bankshares. The full board of First Bankshares then selects candidates for nomination as directors for shareholders to consider and vote upon at the next annual meeting.

While the Compensation/Governance/Nominating Committee has no formal procedures for shareholders to submit director recommendations, the committee will consider candidates recommended by shareholders in writing. Such written submissions should include the name, address and telephone number of the recommended candidate, along with a brief statement of the candidate’s qualifications to serve as a director. If the merger is not completed, such shareholder recommendations should be submitted to the attention of the Chairman, Compensation/Governance/Nominating Committee, First Bankshares, Inc., P.O. Box 1340, Suffolk, Virginia 23439, and must be received by December 10, 2009 in order to be considered for the next annual election of directors of First Bankshares. If the merger is completed, such shareholder recommendations should be submitted to the attention of the Chairman, Governance and Compensation Committee, Xenith Bankshares, Inc., One James Center, 901 E. Cary Street, Suite 1700, Richmond, Virginia 23219, and must be received by December 10, 2009 in order to be considered for the first annual election of directors of Xenith Bankshares. Any candidates recommended by a shareholder will be reviewed and considered in the same manner as all other candidates considered by the Compensation/Governance/Nominating Committee or Governance and Compensation Committee, as applicable.

In addition, in accordance with the bylaws of First Bankshares, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at an annual meeting of First Bankshares if notice of the nomination is given in advance in writing and complies with the requirements of First Bankshares’ bylaws and the SEC’s rules and regulations. For more information regarding shareholder nominations of director nominees, see “FUTURE SHAREHOLDER PROPOSALS—First Bankshares, Inc.” on page 168.

Audit Committee: Current members of the SuffolkFirst Bank’s Audit Committee are Messrs. Felton, Webb, and Moore and Ms. Mansfield. The First Bankshares board of directors has determined that all of the members of the Audit Committee satisfy the independence and financial literacy requirements for audit committee members under the listing standards of the NASDAQ Stock Market and SEC regulations applicable to listed companies.

The Audit Committee assists the First Bankshares board of directors in its oversight duties with respect to financial reporting, internal controls and other matters relating to corporate governance. The Audit Committee reviews and approves various audit functions, including the year end audit performed by First Bankshares’ Independent Registered Public Accounting Firm. The Audit Committee met six times in 2008. See “Report of the Audit Committee” on page 117.

The First Bankshares board of directors has determined that SuffolkFirst Bank has an “audit committee financial expert”, as defined by the SEC’s rules and regulations, serving on the Audit Committee. Mr. Moore’s background as a Certified Public Accountant is considered by the First Bankshares board of directors as adequate experience for him to qualify as an audit committee financial expert as defined by SEC rules and regulations.

Shareholder Communications with the First Bankshares Board of Directors

First Bankshares provides an informal process for shareholders to send communications to its board of directors. Shareholders who wish to contact First Bankshares board of directors or any of its members may do so by addressing their written correspondence to First Bankshares, Inc., P. O. Box 1340, Suffolk, Virginia 23439. Correspondence directed to an individual director will be referred, unopened, to that director. Correspondence not directed to a particular director will be referred, unopened, to the Chairman of the First Bankshares board of directors.

Director Compensation

Director compensation is set by the First Bankshares board of directors. The Compensation/Governance/Nominating Committee recommends the level of board fees to be paid to directors of First Bankshares based on board compensation levels for financial institutions of similar size reported in the Virginia Bankers Association annual “Salary, Benefits and Director Compensation Survey.” Board compensation for directors of First Bankshares is set in December of each year and takes effect each January 1.

Employee directors do not receive compensation for their services on the board of directors of either First Bankshares of SuffolkFirst Bank. All non-employee directors of First Bankshares were paid $500 a month during 2008, except for the Chairman of the First Bankshares board of directors and the Chairman of the Audit Committee, who each received $700 per month. Non-employee directors are also eligible to receive stock options under First Bankshares’ Stock Option Plan. Directors of First Bankshares were not granted any stock options in 2008.

The following table provides compensation information for the year ended December 31, 2008 for each non-employee member of the First Bankshares board of directors.

Director Compensation Table for 2008

Name (1)	Fees Earned or Paid in Cash (2) ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Larry L. Felton, Chairman of the Board	$8,400	—	—	—	—	—	$8,400
Peter C. Jackson	$6,000	—	—	—	—	—	$6,000
Jonie N. Mansfield	$6,000	—	—	—	—	—	$6,000
Robert M. Moore, Jr., CPA	$8,400	—	—	—	—	—	$8,400
James E. Turner, Jr.	$6,000	—	—	—	—	—	$6,000
Clinton L. Varner	$6,000	—	—	—	—	—	$6,000
Jack W. Webb, Jr.	$6,000	—	—	—	—	—	$6,000
Clay K. White	$6,000	—	—	—	—	—	$6,000

(1)	Darrell G. Swanigan, the First Bankshares’ President and Chief Executive Officer, is not included in this table. The compensation received by Mr. Swanigan as an executive officer of First Bankshares and SuffolkFirst Bank is shown in the Summary Compensation Table on page 114.
(2)	Includes compensation paid to directors as directors of SuffolkFirst Bank up to August 15, 2008 and as directors of First Bankshares on and after August 15, 2008.

Executive Compensation

The following table shows the total compensation for the years ended December 31, 2008 and 2007 paid to or earned by First Bankshares’ Chief Executive Officer and the next two highly compensated executive officers, referred to herein as the named executive officers. All compensation was paid by SuffolkFirst Bank, First Bankshares’ wholly-owned subsidiary.

Summary Compensation Table for 2008

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)	Total ($)
Darrell G. Swanigan President & CEO	2008	$162,000	—	—	—	—	—	$17,119	$179,119
	2007	$150,000	$25,000	—	—	—	—	$14,949	$189,949

James R. A. Stanley, Jr. EVP & Chief Credit Officer	2008	$135,000	—	—	—	—	—	$13,564	$148,564
	2007	$108,000	$10,000	—	—	—	—	$13,186	$131,186

Keith B. Hawkins EVP & Commercial Loan Officer (2)	2008	$135,000	—	—	—	—	—	$14,242	$149,242

(1)	The amounts in this column for 2008 are detailed in the “All Other Compensation” table below.
(2)	Mr. Hawkins joined SuffolkFirst Bank in January 2008.

All Other Compensation

Name	Perquisites and Other Personal Benefits ($)		Tax Gross-Ups and Reimbursements ($)	Dividends Paid on Stock Awards ($)	Discounted Securities Purchases ($)	Payments/ Accruals on Termination Plans ($)	Company Contributions to 401(k) Plan ($)	Company-paid Insurance Premiums ($)	Total ($)
Darrell G. Swanigan	$4,611	(1)	—	—	—	—	$5,589	$6,919	$17,119
James R. A. Stanley, Jr.	$3,788	(1)	—	—	—	—	$3,484	$6,292	$13,564
Keith B. Hawkins	$3,359	(1)	—	—	—	—	$4,505	$6,378	$14,242

(1)	The amounts in this column reflect the aggregate incremental cost to SuffolkFirst Bank for the personal use of bank-owned vehicles.

The Compensation/Governance/Nominating Committee (for purposes of this discussion, the “Committee”) of SuffolkFirst Bank is responsible for recommending the level of compensation of each executive officer of First Bankshares and SuffolkFirst Bank to the First Bankshares board of directors. Salaries for all executive officers for a given year are determined at the first meeting of the First Bankshares board of directors in January of each year. While the Chief Executive Officer does not participate in any discussions or voting related to his salary, he does recommend salary levels for First Bankshares’ and SuffolkFirst Bank’s other executive officers. The First Bankshares board of directors makes the ultimate determination of the salaries for these individuals.

In making recommendations regarding officer salary levels, the Chief Executive Officer and the Committee review information related to salaries and benefits for financial institutions of similar size reported in the Virginia Bankers Association annual “Salary, Benefits and Director Compensation Survey.” In addition to considering the Chief Executive Officer’s recommendations, the overall performance of First Bankshares and SuffolkFirst Bank and the performance of an individual over the previous year are taken into account in determining the current year’s salary level.

Annual cash bonus awards are determined at the discretion of the First Bankshares board of directors at the end of each year, based on the Committee’s recommendations. The Committee’s recommendations are not made pursuant to a formal plan or formula, but are based on the Committee’s general evaluation of overall First Bankshares and SuffolkFirst Bank performance for the year as well as the individual’s performance during the year. The executive officers of First Bankshares and SuffolkFirst Bank are not guaranteed to receive a bonus each year.

The following table includes certain information with respect to the value of all unexercised options held by the named executive officers of First Bankshares at December 31, 2008. At December 31, 2008, none of the named executive officers held any unvested restricted stock or other stock awards.

Outstanding Equity Awards at 2008 Fiscal Year-End

Option Awards (1)
Name (2)	Number of Securities Underlying Unexercised Options (#) Exercisable (3)	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date
Darrell G. Swanigan	8,250 7,150	— —	— —	$ $	7.27 8.36	07/23/2013 11/17/2014

James R.A. Stanley, Jr.	4,125 4,950	— —	— —	$ $	7.27 8.36	07/23/2013 11/17/2014

Keith B. Hawkins	—	—	—		—	—

(1)	The figures in this table give effect to the 11-for-10 stock split effective on January 31, 2007.
(2)	No grants of stock options were made to Messrs. Swanigan, Stanley or Hawkins in 2008. Further, Messrs. Swanigan, Stanley and Hawkins did not exercise any stock options during 2008.
(3)	All option awards were vested immediately.

Employment Agreements and Potential Payments Upon Termination or Change of Control

SuffolkFirst Bank has an employment agreement dated June 21, 2002 with Mr. Swanigan. The agreement provides that Mr. Swanigan’s employment shall be for one year, plus two additional years thereafter if Mr. Swanigan’s performance meets certain standards. Unless the First Bankshares board of directors gives notice to terminate at least 180 days before the expiration of the term of the agreement, the agreement automatically extends for an additional one year from the expiration date.

Mr. Swanigan’s employment can be terminated at any time with or without cause provided SuffolkFirst Bank furnishes 180 days’ notice. The agreement provides for certain minimum bonus levels in the first three years, but there are no guaranteed bonuses after the third year. Mr. Swanigan’s employment agreement includes a change of control provision. Upon a change of control of SuffolkFirst Bank (as defined in the agreement), Mr. Swanigan, if he is then employed by SuffolkFirst Bank, will be entitled to a lump sum cash payment in an amount equal to the product of 2.9 times his total cash compensation (salary and bonus) paid to him by SuffolkFirst Bank during the 12-month period ending on the last day of the month prior to the change of control.

SuffolkFirst Bank has an employment agreement with Mr. Hawkins dated January 17, 2008. The agreement provides that Mr. Hawkins’ employment will be for one year from the effective date of January 17, 2008 and will automatically renew for successive additional one year terms unless the First Bankshares board of directors gives notice to terminate Mr. Hawkins at least 90 days before the expiration of the term of the agreement.

Mr. Hawkins’ employment can be terminated at any time with or without cause provided SuffolkFirst Bank furnishes 90 days’ notice. The agreement provides that Mr. Hawkins is eligible to receive annual incentive bonuses if he meets certain performance standards.

Mr. Hawkins’ employment agreement includes a change of control provision. Upon a change of control of SuffolkFirst Bank (as defined in the agreement), if Mr. Hawkins is terminated or not offered comparable employment by any successor to SuffolkFirst Bank, SuffolkFirst Bank will pay to Mr. Hawkins a lump sum payment in the amount of 2.99 times Mr. Hawkins’ then annual base salary.

For information regarding the effect of the merger on the employment agreements of Mr. Swanigan and Mr. Hawkins discussed above, as well as information regarding proposed employment agreements between each of Mr. Swanigan and Mr. Hawkins and Xenith Bank, see “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Employee Benefit Plans and Termination of Employment Agreements” on page 84.

Retirement Benefits

Neither First Bankshares nor SuffolkFirst Bank has a pension or defined benefit retirement plan as of the date of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that First Bankshares’ directors, executive officers and persons who own more than 10% of First Bankshares common stock file reports of beneficial ownership on Forms 3, 4 and 5 with the SEC (prior to August 15, 2008, with the Board of Governors of the Federal Reserve System). Based on a review of Forms 3, 4, and 5 filed during 2008, First Bankshares believes that, during the year ended December 31, 2008, all directors and executive officers have complied with the Section 16(a) reporting requirements.

Interest of Management in Certain Transactions

SuffolkFirst Bank has, and expects to have in the future, ordinary lending relationships with certain of its directors and executive officers and persons with whom they are associated. In the opinion of management, all such loans and commitments for loans that have been made to these individuals were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the same time for comparable transactions with persons not related to SuffolkFirst Bank. These loan transactions were made in the ordinary course of business, and do not involve more than a normal risk of collection or present other unfavorable features.

Both the executive officers and directors of First Bankshares and of SuffolkFirst Bank, and their related interests, have various types of loan relationships with SuffolkFirst Bank. At December 31, 2008 and 2007, the total of these related-party loans were $5,971,006 and $2,534,008. New loans to executive officers and directors in 2008 and 2007 totaled $4,319,746 and $1,392,728, respectively, and repayments in 2008 and 2007 amounted to $882,748 and $1,203,113, respectively. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with persons not related to SuffolkFirst Bank and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features.

Deposits of executive officers and directors of First Bankshares and SuffolkFirst Bank as of December 31, 2008 and 2007 amounted to $730,924 and $977,098, respectively.

Report of the Audit Committee

The Audit Committee of the SuffolkFirst Bank board of directors, which consists entirely of directors who meet the independence requirements of the NASDAQ Stock Market listing standards and SEC rules and regulations, has furnished the following report:

The Audit Committee assists the First Bankshares board of directors in overseeing and monitoring the integrity of First Bankshares’ financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the First Bankshares board of directors, a copy of which is available on SuffolkFirst Bank’s website at www.suffolkfirstbanks.com under “Investor Relations/Governance Documents.” The Audit Committee reviews and reassesses the charter annually and recommends any changes to the First Bankshares board of directors for approval.

The Audit Committee is responsible for overseeing First Bankshares’ overall financial reporting process. In fulfilling its oversight responsibilities for the financial statements for fiscal year 2008, the Audit Committee:

•

reviewed and discussed the annual audit process and the audited financial statements for the fiscal year ended December 31, 2008 with management and Witt Mares, PLC, First Bankshares’ independent registered public accounting firm;

•	discussed with management, Witt Mares, PLC, and First Bankshares’ internal auditors the adequacy of First Bankshares’ system of internal controls;

•

discussed with Witt Mares, PLC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and

•

received written disclosures and the letter from Witt Mares, PLC regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee discussed with Witt Mares, PLC its independence.

The Audit Committee also considered the status of pending litigation, taxation matters, and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. Also, in its oversight role, the Audit Committee relies on the work and assurances of First Bankshares management, which has the primary responsibility for preparing the financial statements and reports, and of the Independent Registered Public Accounting Firm, who, in their report, express an opinion on the conformity of First Bankshares’ consolidated annual financial statements to accounting principles generally accepted in the United States of America.

Based on the Audit Committee’s review of the consolidated audited financial statements and discussions with management and Witt Mares, PLC, the Audit Committee recommended to the First Bankshares board of directors that the consolidated audited financial statements be included in First Bankshares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

Audit Committee

Robert M. Moore, Jr., CPA, Chairman

Larry L. Felton

Jonie N. Mansfield

Jack W. Webb, Jr.

Independent Registered Public Accounting Firm

Witt Mares, PLC rendered audit services to First Bankshares and SuffolkFirst Bank during the fiscal year ended December 31, 2008. These services consisted primarily of the examination and audit of First Bankshares’ financial statements, tax reporting assistance, and other audit and accounting matters. Upon the recommendation of the Audit Committee, the board of directors of First Bankshares has selected Witt Mares, PLC as First Bankshares’ independent registered public accounting firm for the current fiscal year ending December 31, 2009. Representatives of Witt Mares, PLC are expected to be present at the annual meeting of First Bankshares. They will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to your questions.

Principal Accountant Fees

The following table presents the fees billed for professional audit services rendered by Witt Mares, PLC for the audit of First Bankshares’ consolidated financial statements for the year ended December 31, 2008 and SuffolkFirst Bank’s financial statements for the year ended December 31, 2007, and fees billed for other services rendered by Witt Mares, PLC during these periods.

	2008	2007
Audit fees (1)	$50,000	$43,600
Audit related fees (2)	6,041	3,650
Tax fees (3)	3,500	2,600
All other fees (4)	—	2,625

	$59,541	$52,475

(1)	For 2008, includes amounts billed through December 31, 2008, and additional amounts estimated to be billed for the 2008 audit.
(2)	For 2008, includes review of registration statement on Form S-8, preparation of consent letter, special work related to Form 10-K and FASB91 loan fees; for 2007, includes professional services for review of current and prior year federal income tax provision.
(3)	Tax fees consist of preparation of federal tax returns, state franchise fees and consultation concerning compliance issues.
(4)	For 2007, includes accounting services for capitalization of construction period interest and services related to a personnel matter.

All of the above services were pre-approved by the Audit Committee. The Audit Committee considers the provision of all of the above services to be compatible with maintaining the independence of First Bankshares’ independent registered public accounting firm, Witt Mares, PLC.

Audit Committee Pre-Approval Policy

The Audit Committee is responsible for the appointment, compensation and oversight of the work performed by First Bankshares’ independent registered public accounting firm. The Audit Committee, or a designated member of the Audit Committee, must pre-approve all audit (including audit-related) and non-audit services performed by the independent registered public accounting firm in order to assure that the provisions of such services do not impair the independent registered public accounting firm’s independence. The Audit Committee has delegated interim pre-approval authority to Robert M. Moore, Jr., CPA, Chairman of the Audit Committee. Any interim pre-approval of permitted non-audit services is required to be reported to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

INFORMATION ABOUT FIRST BANKSHARES

Overview

First Bankshares was incorporated in Virginia on March 4, 2008, and is the holding company for SuffolkFirst Bank, a community bank founded in the City of Suffolk, Virginia in 2002. SuffolkFirst Bank offers a broad selection of commercial and retail banking products, including commercial and residential real estate loans and various consumer loans, primarily to small- to medium-sized businesses and consumers in the City of Suffolk and its adjacent cities and counties. SuffolkFirst Bank also offer a wide range of deposit products, including time deposit, automated clearing house transactions, remote capture, debit cards, 24-hour ATM access, and Internet banking and bill pay service.

The common stock of First Bankshares is traded on the NASDAQ Capital Market under the symbol SUFB.

For the six months ended June 30, 2009, First Bankshares reported a net loss of $444,157 or $0.20 per share, compared to net income of $338,719 or $0.15 per share for the same period in 2008. As of June 30, 2009, First Bankshares reported total assets of $172.0 million, net loans of $111.8 million, deposits of $129.7 million and stockholders’ equity of $15.9 million, and employed 43 individuals. For more information on the financial condition and operating results of First Bankshares, see “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FIRST BANKSHARES” beginning on page 122.

First Bankshares’ principal offices are located at 3535 Bridge Road, Suffolk, Virginia 23439, and its telephone number is (757) 934-8200. SuffolkFirst Bank has three branch offices.

Business

For more information on the business of First Bankshares, see First Bankshares’ 2008 Annual Report to Shareholders, which is attached to this joint proxy statement as Annex H.

Properties

The following table summarizes certain information about the headquarters of First Bankshares and the locations of SuffolkFirst Bank’s branch and administrative offices. First Bankshares believes that all of these properties are maintained in good operating condition and are suitable and adequate for First Bankshares’ and SuffolkFirst Bank’s current operational needs.

Office Location	Date Opened	Owned or Leased	Lease Terms
Bosley Branch 100 Bosley Avenue Suffolk, VA 23434	01/27/03	Owned	—

Plaza Branch 1000 N. Main Street Suffolk, VA 23434	02/02/04	Leased	Initial term of five years with an automatic five-year renewal

Main Branch, Operations, and Loan Dept. 3535 Bridge Road Suffolk, VA 23435	10/15/07	Owned	—

Executive Officers

The paragraphs below show the executive officers of First Bankshares and their ages as of August 17, 2009, and their business experience during the past five years.

Darrell G. Swanigan (66), has been the President & Chief Executive Officer of First Bankshares since March 4, 2008 and the President & Chief Executive Officer of SuffolkFirst Bank since 2002.

Robert E. Clary, CPA (59), has been the Chief Financial Officer of First Bankshares since August 15, 2008 and the Chief Financial Officer of SuffolkFirst Bank since February 2004.

James R. A. Stanley, Jr. (49), has been the Executive Vice President and Chief Credit Officer of First Bankshares since August 15, 2008 and the Executive Vice President and Chief Credit Officer of SuffolkFirst Bank since December 2002.

Keith B. Hawkins (52), has been the Executive Vice President and Commercial Loan Officer of First Bankshares since August 15, 2008 and the Executive Vice President and Commercial Loan Officer of SuffolkFirst Bank since January 2, 2008. Prior to joining First Bankshares and SuffolkFirst Bank, Mr. Hawkins served as Senior Risk Officer of RBC Centura (now RBC Bank) for Virginia and the Outer Banks from 2000 to December 2007. From 1993 to 2000, he served as Senior Loan Administration Officer of the Regional Corporate Group of Wachovia/Central Fidelity Bank.

Legal Proceedings

From time to time, First Bankshares or SuffolkFirst Bank may be involved in litigation relating to claims arising out of the normal course of business. Neither First Bankshares nor SuffolkFirst Bank is a party to any pending, nor to its knowledge, any threatened, legal proceeding against it.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS OF FIRST BANKSHARES

The following is a discussion and analysis of the financial condition and results of operations of First Bankshares, which is intended to assist readers in understanding and evaluating the financial conditions and results of operations of First Bankshares. The following discussion should be read together with the historical financial statements of First Bankshares and the related notes included on pages F-2 through F-32 in this joint proxy statement and “UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION” beginning on page 36. The data presented for the three and six months ended June 30, 2009 and 2008 are derived from First Bankshares’ unaudited interim financial statements and include, in the opinion of management, all adjustments, consisting only or normal reoccurring accruals, necessary to present fairly the data for such periods. This discussion contains forward-looking statements that involve risks and uncertainties. Actual results could differ significantly from those anticipated in the forward-looking statements as a result of certain factors, including those discussed in the section of this joint proxy statement captioned “RISK FACTORS,” beginning on page 17, and elsewhere in this joint proxy statement. References in this section to “the Bank” are to SuffolkFirst Bank.

Cautionary Statement Regarding Forward-Looking Information

In addition to the historical information contained herein, this discussion contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of management, are generally identifiable by use of words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “may,” “will” or similar expressions. Although First Bankshares believes its plans, intentions and expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these plans, intentions, or expectations will be achieved.

First Bankshares’ ability to predict results or the actual effect of future plans or strategies is inherently uncertain, and actual results, performance or achievements could differ materially from those contemplated. Factors that could have a material adverse effect on First Bankshares’ operations and future prospects include, but are not limited to: the impact of the proposed merger on First Bankshares’ business; changes in interest rates; decreases in collateral values; changes in general economic conditions, including continued deterioration of general business and economic conditions and the financial markets; deterioration in the value of securities held in First Bankshares’ investment securities portfolio; changes in the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System and the impact of any policies or programs implemented pursuant to the Emergency Economic Stabilization Act of 2008 (the EESA) and the American Recovery and Reinvestment Act of 2009 (the ARRA); changes in Federal Deposit Insurance Corporation premiums and/or assessments; change in the quality or composition of the loan and/or investment portfolios; the adequacy of First Bankshares’ Allowance for Loan Losses; change in demand for loan products; changes in deposit flows; competition; demand for financial services in First Bankshares’ market area; and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements contained herein. First Bankshares’ bases its forward-looking statements on management’s beliefs and assumptions based on information available as of the date of this joint proxy statement. You should not place undue reliance on such statements, because the assumptions, beliefs, expectations and projections about future events on which they are based may, and often do, differ materially from actual results. First Bankshares undertakes no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

First Bankshares has experienced increases in nonperforming assets during the current economic climate. A continuation of the recent turbulence in significant portions of the global financial markets, particularly if it worsens, could further impact First Bankshares’ performance, both directly by affecting its revenues and the value of its assets and liabilities, and indirectly by affecting its counterparties and the economy generally. The dramatic decline in the U.S. housing market and increasing weakness in commercial real estate has resulted in significant write-downs of asset values by financial institutions in the United States. Concerns about the stability of the U.S. financial markets generally have reduced the availability of funding to certain financial institutions, leading to a tightening of credit, reduction of business activity, and increased market volatility. There can be no assurance that the EESA, the ARRA or the actions taken by the U.S. Treasury thereunder will stabilize the U.S. financial system or alleviate the industry or economic factors that may adversely affect First Bankshares’ business. In addition, First Bankshares’ business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of its counterparties and by changes in the competitive and regulatory landscape.

Results of Operations

Overview

The primary source of First Bankshares’ revenue is net interest income, which represents the difference between interest income on earning assets and interest expense on liabilities used to fund those assets. Interest-earning assets include loans, available-for-sale securities, and federal funds sold. Interest-bearing liabilities include deposits and borrowings. Sources of noninterest income include service charges on deposit accounts, fees from mortgage loan origination, and other miscellaneous income.

Three and Six Months Ended June 30, 2009 Compared to Three and Six Months Ended June 30, 2008

For the three months ended June 30, 2009, First Bankshares’ net loss was $718,415, compared to net income of $78,745 for the three months ended June 30, 2008. First Bankshares’ operating results declined for the three months ended June 30, 2009, due in part to an increase in legal and consulting fees from $30,270 to $627,947 for the three months ended June 30, 2008 and 2009, respectively, related to the proposed merger between First Bankshares and Xenith Corporation, as well as an FDIC assessment of $78,000 that was expensed for the three-month period ended June 30, 2009. In addition, provision expense to the Allowance for Loan Losses increased from $60,000 to $600,000 for the three months ended June 30, 2008 and 2009, respectively.

For the six months ended June 30, 2009, First Bankshares’ net loss was $444,157, compared to net income of $338,719 for the six months ended June 30, 2008. First Bankshares’ operating results declined for the six months ended June 30, 2009, due in part to an increase in legal and consulting fees from $54,213 to $720,390 for the six months ended June 30, 2008 and 2009, respectively, related to the proposed merger between First Bankshares and Xenith Corporation, as well as an FDIC assessment of $78,000 that was expensed in the second quarter of 2009. In addition, provision expense to the Allowance for Loan Losses increased from $119,700 to $640,000 for the six months ended June 30, 2008 and 2009, respectively.

Net Income (Loss) and Per Share Income (Loss)

For the six months ended June 30, 2009 and 2008

	June 30, 2009	June 30, 2008
Net Income (Loss)	$(444,157)	$338,719
Per Share Income (Loss), basic and diluted	$(0.20)	$0.15

Net Interest Income

Net interest income is affected by changes in interest rates, volume of interest-bearing assets and liabilities, and the composition of those assets and liabilities. A decline in the average yield on loans from 6.70% for the six months ended June 30, 2008 to 5.75% for the six months ended June 30, 2009 has been the primary contributor to First Bankshares’ decrease in interest income. First Bankshares’ decrease in interest expense for the same period is due primarily to a decrease in the cost of funds, from 4.68% to 3.71% on time deposits and from 3.43% to 2.14% on federal funds purchased and other borrowed funds. The changes in interest-earning assets and interest-bearing liabilities resulted in a decrease of First Bankshares’ interest expense that was greater than the decrease in interest income, which accounts for the increase in net interest income for the six months ended June 30, 2009 compared to the six months ended June 30, 2008.

Net interest income increased from $935,107 for the three months ended June 30, 2008 to $1,113,319 for the three months ended June 30, 2009. This increase can be attributed primarily to a decrease in the cost of funds, from 4.51% to 3.69% on time deposits and from 4.05% to 3.24% on federal funds purchased and other borrowed funds. The changes in interest-earning assets and interest-bearing liabilities resulted in a decrease of First Bankshares’ interest expense that was greater than the decrease of its interest income, which accounts for the increase in net interest income for the three months ended June 30, 2009 compared to the three months ended June 30, 2008.

First Bankshares’ management strives to maximize net interest income through prudent balance sheet administration, while maintaining appropriate risk levels as determined by its board of directors. The “net interest margin” is a common statistic related to changes in interest income. The net interest margin is defined as the percentage of net interest income to average earning assets. Net interest income after the provision for loan losses for the six months ended June 30, 2009 was $1,653,704, compared to $1,842,880 for the six months ended June 30, 2008. This decrease is due to lower average yields on both First Bankshares’ securities and loan portfolios as well as an increase in provision for loan losses expense as noted on page 127.

The net interest margin for the year ended December 31, 2008 and for the six months ended June 30, 2009 was 2.84% and 2.74%, respectively. The decline in net interest margin can be primarily attributed to First Bankshares’ asset-sensitive position in a declining interest rate environment where rates on a portion of First Bankshares’ loan portfolio adjusted faster than rates on time deposits and specific borrowed funds.

The following table, “Average Balances, Interest Income/Expense and Average Yield/Rates,” provides a detailed analysis of the effective yields and rates on the categories of interest-earning assets and interest-bearing liabilities for the periods indicated. The average balances used in this table and other statistical data were calculated using daily average balances.

Average Balances, Interest Income/Expense, and Average Yield/Rates

(Dollars in Thousands)

	For the six months ended June 30, 2009				For the six months ended June 30, 2008			For the year ended December 31, 2008
	Average Balances[1]	Interest Income/ Expense	Average Yield/ Rates	Interest Income/ Expense Difference	Average Balances[1]	Interest Income/ Expense	Average Yield/ Rates	Average Balances[1]	Interest Income/ Expense	Average Yield/ Rates
ASSETS:
Interest-earning assets:
Federal funds sold	$1,510	$2	0.26%	$(35)	$5,887	$37	1.26%	$4,745	$60	1.26%
Investment securities	51,067	1,311	5.13%	$52	45,604	1,259	5.52%	46,402	2,825	6.09%
Loans	115,190	3,312	5.75%	$(366)	109,788	3,678	6.70%	113,433	7,348	6.48%

Total interest-earning assets	167,767	4,625	5.51%	$(349)	161,279	4,974	6.17%	164,580	10,233	6.22%
Noninterest-earning assets:
Cash and due from banks	3,336				3,304			2,996
Premises and equipment	5,505				5,798			5,728
Other assets	2,438				1,684			1,990
Allowance for loan losses	(1,665)				(984)			(1,050)

Total noninterest-earning assets	9,614				9,802			9,664
Total Assets	$177,381				$171,081			$174,244

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$6,852	$13	0.38%	$(23)	$5,988	36	1.20%	$6,246	$73	1.17%
Savings deposits	3,318	17	1.03%	$2	2,410	15	1.24%	2,621	31	1.18%
Time deposits	107,513	1,993	3.71%	$(325)	98,980	2,318	4.68%	103,669	4,551	4.39%
Federal funds purchased and borrowed funds	28,192	301	2.14%	$(239)	31,472	540	3.43%	30,075	903	3.00%

Total interest-bearing liabilities	145,875	2,324	3.19%	$(585)	138,850	2,909	4.19%	142,611	5,558	3.90%
Noninterest-bearing liabilities:
Noninterest demand deposits	13,515				14,377			14,212
Other liabilities	1,340				1,353			1,284
Stockholders’ Equity	16,651				16,501			16,137
Total Liabilities and Stockholders’ Equity	$177,381				$171,081			$174,244

Interest Rate Spread[2]			2.32%				1.98%			2.32%

Net Interest Income[3]		$2,301				$2,065			$4,675

Net Interest Margin[4]			2.74%				2.56%			2.84%

[1]	Average balances are computed on a daily basis.
[2]	Interest rate spread is the average yield earned on interest-earning assets, less the average rate incurred on interest-bearing liabilities.
[3]	Net interest income is interest income on average interest-earning assets, less interest expense on average interest-bearing liabilities.
[4]	Net interest margin is net interest income, expressed as a percentage of average earning assets.

Noninterest Income

Noninterest income decreased from $166,422 for the three months ended June 30, 2008 to $126,162 for the three months ended June 30, 2009. The decrease in noninterest income was due primarily to reduced dividends of $62,876 on Federal Home Loan Bank and Federal Reserve Bank stock and was partially offset by a gain on the sale of investments of $14,750 during the second quarter of 2009.

Noninterest income decreased from $586,526 for the six months ended June 30, 2008 to $440,796 for the six months ended June 30, 2009. The decrease in noninterest income was due primarily to a reduced gain on the sale of investments, from $264,625 to $232,161 for the six months ended June 30, 2008 and 2009, respectively; a decrease of $6,804 related to service charges on deposit accounts; and reduced dividends of $90,636 on Federal Home Loan Bank and Federal Reserve Bank stock.

Noninterest Expense

Noninterest expense increased from $925,084 for the three months ended June 30, 2008 to $1,728,496 for the three months ended June 30, 2009, primarily due to an increase in merger-related expenses of $603,202 and an increase in FDIC assessments of $95,395.

Salaries and employee benefits for the six months ended June 30, 2009 decreased by $37,395 compared to the six months ended June 30, 2008 due to the outsourcing of First Bankshares’ IT function; however, overall noninterest expense increased from $1,919,737 for the six months ended June 30, 2008 to $2,766,957 for the six months ended June 30, 2009, primarily due to an increase in merger-related expenses.

Income Taxes

For the three months ended June 30, 2009 and 2008, First Bankshares reported a net loss of $718,415 and net income of $78,745, respectively. First Bankshares recorded a federal income tax benefit of $370,600 and federal income tax expense of $37,700 for the three months ended June 30, 2009 and 2008, respectively.

For the six months ended June 30, 2009 and 2008, First Bankshares reported a net loss of $444,157 and net income of $338,719, respectively. First Bankshares recorded a federal income tax benefit of $228,300 and federal income tax expense of $170,950 for the six months ended June 30, 2009 and 2008, respectively.

Financial Condition

Securities

First Bankshares’ entire investment portfolio was held as available for sale at June 30, 2009, and fair value totaled $44,064,850.

The following table presents information as of June 30, 2009:

Fair Value of Available-for-Sale Securities

As of June 30, 2009

	Book Value	Fair Value	Weighted Average Life		Weighted Average Yield
U.S. Government Agencies	$23,658,098	$22,978,768	13.55 years		5.20%

Mortgage-backed Securities
- Variable Rate	8,213,835	8,367,937	7.02 years		4.21%
- Fixed Rate	6,018,186	6,253,700	2.22 years		5.37%

Municipals
- Tax Exempt	521,777	527,185	1.42 years		3.94%
- Taxable	2,000,000	2,142,260	8.58 years		6.32%

Other Securities	4,531,911	3,795,000	17.66 years	(1)	7.45%

TOTAL PORTFOLIO	$44,943,807	$44,064,850	10.88 years		5.30%

(1) The weighted average life calculations are based on the current level of prepayments as of June 30, 2009.

The following table presents information as of December 31, 2008:

Fair Value of Available-for-Sale Securities

As of December 31, 2008

	Book Value	Fair Value	Weighted Average Life		Weighted Average Yield
U.S. Government Agencies	$23,658,025	$23,960,625	1.49 years		5.20%

Mortgage-backed Securities
- Variable Rate	9,153,315	8,993,426	7.08 years		4.48%
- Fixed Rate	15,801,604	16,284,963	5.62 years		5.48%

Municipals
- Tax Exempt	525,933	520,735	1.92 years		3.93%

Other Securities	4,539,565	3,652,962	18.16 years	[1]	7.40%

TOTAL PORTFOLIO	$53,678,442	$53,412,711	5.04 years		5.33%

[1] The weighted average life calculations are based on the current level of prepayments as of December 31, 2008.

The following table presents scheduled maturities of available-for-sale securities as of June 30, 2009. Available-for-sale securities are stated at estimated fair value.

Scheduled Maturities of Available-for-Sale Securities

Estimated Fair Value

As of June 30, 2009

	0 - 5 Years	5 - 10 Years	After 10 Years	Total
U.S. Government Agencies	$—	$—	$22,978,768	$22,978,768

Mortgage-backed Securities
- Variable Rate	—	—	8,367,937	8,367,937
- Fixed Rate	—	—	6,253,700	6,253,700

Municipals
- Tax Exempt	—	—	527,185	527,185
- Taxable	—	—	2,142,260	2,142,260

Other Securities	—	—	3,795,000	3,795,000

TOTAL PORTFOLIO	$—	$—	$44,064,850	$44,064,850

The following table presents information as of December 31, 2008:

Scheduled Maturities of Available-for-Sale Securities

Estimated Fair Value

As of December 31, 2008

	0 - 5 Years	5 - 10 Years	After 10 Years	Total
U.S. Government Agencies	$—	$—	$23,960,625	$23,960,625

Mortgage-backed Securities
- Variable Rate	—	—	8,993,426	8,993,426
- Fixed Rate	—	—	16,284,963	16,284,963

Municipals
- Tax Exempt	—	—	520,735	520,735

Other Securities	—	—	3,652,962	3,652,962

TOTAL PORTFOLIO	$—	$—	$53,412,711	$53,412,711

The unrealized loss positions at June 30, 2009 were directly related to interest rate movements as there is minimal credit risk exposure in these investments. At June 30, 2009, the Bank held one preferred security with a book value of $2,267,302 that was rated below investment grade; all other securities are investment grade. Investments with unrealized loss positions of less than 12 months duration at June 30, 2009 totaled $21,410,883 and included one federal agency mortgage-backed security. Securities with losses of one year or greater duration totaled $4,109,072 and included four federal agency mortgage-backed securities. Because the Bank does not intend to sell these investments and it is more likely than not that the Bank will not be required to sell these investments before a recovery of unrealized losses, First Bankshares does not consider these investments to be other-than-temporarily impaired at June 30, 2009 and no impairment has been recognized.

Loan Portfolio

First Bankshares’ primary source of income is its lending activities. At June 30, 2009 and December 31, 2008, loans net of the Allowance for Loan Losses totaled $111.8 million and $115.6 million, respectively, and represented a loan-to-deposit ratio of 86.23% and 89.99%, respectively.

First Bankshares offers three major types of loans: residential real estate, commercial, and installment and other loans to customers throughout its market area. It also originates and purchases loans outside of our primary market area. First Bankshares has purchased loans from other banks (participation loans) that include hotel and commercial and residential real estate development loans. Hotel loans are identified as a concentration of credit as it relates to the percentage of total outstanding loans. Hotel loans on June 30, 2009 represented $11.8 million, or 10.32% of total loans, while commercial and residential real estate development loans represented $5.0 million, or 4.39% of total loans on June 30, 2009. An additional concentration includes unimproved land loans that represented $4.0 million, or 3.50% of total loans, comprised primarily of commercial land loans in the amount of $2.2 million, or 1.89% of total loans, and residential 1-4 family mortgages in the amount of $1.2 million, or 1.05% of total loans, on June 30, 2009. Management and the board of directors monitor these concentrations periodically.

In the normal course of its business, the Bank purchased various participation loans made by Silverton Bank National Association, referred to herein as Silverton, and its subsidiary, Specialty Finance Group, LLC, referred to herein as SFG. Collectively, these participation loans totaled approximately $20.9 million, or 18.3% of the total loan portfolio, as of June 30, 2009. On May 1, 2009, Silverton was closed by the Comptroller of the Currency and the FDIC was appointed as its receiver, charged with the duty of winding up the affairs of Silverton. On May 5, 2009, the Bank was informally advised that SFG remains open for business and intends to continue to administer participation agreements in accordance with past practices. The Bank’s three participation loans with Silverton totaled approximately $5.5 million, or 4.8% of the total loan portfolio, as of June 30, 2009. The Bank’s ten participation loans with SFG totaled approximately $15.4 million, or 13.5% of the total loan portfolio, as of June 30, 2009. Management continues to monitor these participation loans closely and is in communication with the FDIC and the other institutions participating in the loans with respect to the status of Silverton and SFG. There can be no assurance that the failure of Silverton will not have an adverse effect on these participation loans, which, in turn, could potentially lead to increased provisions for loan losses and otherwise adversely affect the operating results and financial condition of First Bankshares and the Bank.

The following table summarizes the loan receivable portfolio by type at the dates indicated:

Loan Receivable Portfolio

As of June 30, 2009 and December 31, 2008

	June 30, 2009			December 31, 2008
	Amount		Percent	Amount		Percent
Commercial - real estate	$67,556,061		60.40%	$70,342,337		60.87%
Commercial - other	16,483,170	[1]	14.74%	16,732,138	[2]	14.48%
Real estate - residential land	1,617,697		1.45%	1,732,627		1.50%
Real estate - residential construction	2,143,170		1.92%	948,190		0.82%
Real estate - mortgage, 1-4 family	23,985,973		21.45%	25,052,986		21.68%
Installment loans to individuals	2,251,706		2.01%	2,439,016		2.11%

Total Loans	114,037,777		101.96%	117,247,294		101.46%
Less: Allowance for Loan Losses	(2,190,173)		(1.96)%	(1,687,283)		(1.46)%

Net Loans	$111,847,604		100.00%	$115,560,011		100.00%

[1]      As of June 30, 2009, 46% of commercial real estate loans were secured by business locations, 29% were secured by rental property, 10% were secured by churches, 1% were secured by farms, and 14% were secured by other real estate.

[2]     As of December 31, 2008, 71% of commercial real estate loans were secured by business locations, 14% were secured by rental property, 9% were secured by churches, 1% were secured by farms, and 5% were secured by other real estate.

A certain degree of risk taking is inherent in the extension of credit. Management has established loan and credit policies designed to control both the types and amounts of risks First Bankshares takes and to minimize losses. Such policies include limits on loan-to-collateral ratios for each type of loan, requirements for appraisals of real estate collateral, problem loan management practices and collection procedures, and nonaccrual and charge-off guidelines.

Commercial loans primarily represent loans made to businesses and may be made on either a secured or an unsecured basis. When taken, collateral consists of liens on receivables, equipment, inventories, furniture, and fixtures. Unsecured business loans are generally short-term with an emphasis on repayment strengths and low debt-to-worth ratios. Commercial lending involves significant risk because repayment usually depends on the cash flows generated by a borrower’s business, and the debt service capacity of a business can deteriorate as a result of downturns in national and local economic conditions. To control risk, initial and continuing analysis of a borrower’s financial information is required.

Real estate residential construction loans generally consist of financing the construction of 1-4 family dwellings. As of June 30, 2009, real estate residential construction loans totaled $2.1 million.

Loans secured by real estate comprised 83.57% of First Bankshares’ loan portfolio at June 30, 2009 and 83.67% at December 31, 2008. Residential real estate loans consist primarily of first and second mortgage loans on single family homes. Loan-to-value ratios for these loans are generally limited to 90%. Nonfarm, nonresidential loans are secured by business and commercial properties with loan-to-value ratios generally limited to 80%. The repayment of both residential and commercial real estate loans depends primarily on the income and cash flows of the borrowers, with the real estate serving as a secondary or liquidation source of repayment.

Allowance for Loan Losses

The Allowance for Loan Losses is increased by direct charges to the provision for loan loss expense. Losses on loans are charged against the allowance in the period in which management has determined loans have become uncollectible. It is First Bankshares’ policy to record recoveries of previously charged-off loans as a credit to the allowance. First Bankshares experienced

$138,232 in charge-offs and $1,122 in recoveries for the six months ended June 30, 2009. It experienced $89,692 in charge-offs and $6,499 in recoveries for the year ended December 31, 2008. The following table, “Analysis of the Allowance for Loan Losses,” summarizes First Bankshares’ loan loss experience by loan category for the periods presented. At June 30, 2009, management recognized loans that were impaired in principal and interest and is of the opinion that the Allowance for Loan Losses is adequate to absorb any loss related to these loans. At June 30, 2009, First Bankshares had $2.7 million of nonperforming loans which relate to a limited number of small credit relationships. First Bankshares management’s policy is to evaluate loan loss history compared to the actual loan loss reserve quarterly to ensure the Allowance for Loan Losses is adequate. Based on this quarterly evaluation, First Bankshares charged $600,000 to the provision for loan losses for the three months ended June 30, 2009, as compared to a charge of $60,000 for the same period of 2008.

As discussed above under the caption “Loan Portfolio,” in the normal course of business SuffolkFirst Bank purchased various participation loans from Silverton and its subsidiary, SFG. Based on management’s analysis of the possible loan loss related to these specific loans, in the second quarter of 2009, First Bankshares made a charge of $548,000 to the provision for loan losses with respect to these participation loans, which charge represents 91.3% of the total provision for loan losses expense for the quarter ended June 30, 2009. Reserves related to these participation loans represented 25.9% of the total Allowance for Loan Losses of approximately $2.2 million as of June 30, 2009.

During the period ending June 30, 2009, nonperforming loans increased from $676,566 as of December 31, 2008, to $2.7 million. During the same time period, the single loan representing the total as of December 31, 2008, was moved out of criticized assets. This re-classification, supported by a recent appraisal, allowed the re-allocation of $101,485 in the allowance for loan losses against current loans considered by management to be impaired. In addition, several loans which were previously viewed as impaired had material curtailments which enabled an additional $410,609 of the December 31, 2008 reserve to also be re-allocated to the current allowance. The re-classification of these resources had the effect of providing an additional $512,074 in the allowance for loan losses as of June 30, 2009. After reviewing the specific allocations relating to both nonperforming assets and criticized assets, management considers the current allowance total of $2,190,173, or 1.92% of total loans, to be adequate. These reviews included all available cash flow information as well as recent valuations on the assets supporting the credit exposures.

In reviewing the adequacy of the Allowance for Loan Losses at June 30, 2009, management considers multiple criteria. Criteria used to evaluate the adequacy of the Allowance for Loan Losses include the evaluation of current economic conditions affecting the borrowers’ ability to repay; the volume of loans; the trends in delinquent, nonaccruing, and potential problem loans; and the quality of collateral securing nonperforming and problem loans. Therefore, management considers the loan loss reserve adequate to cover its estimate of possible future losses inherent in the loan portfolio. Management presently uses a loan risk grading system to determine the overall risk and quality of the loan portfolio as well as other off-balance sheet credit risk evaluations, such as loan commitments and standby letters of credit. The calculation provides for management’s assessment of trends in national and local economic conditions that might affect the general quality of the loan portfolio. Regulators review the adequacy of the Allowance for Loan Losses as part of their examination of First Bankshares and may require adjustments to the allowance based on information available to them at the time of the examination.

The following table summarizes First Bankshares’ loan loss experience for the periods indicated:

Analysis of the Allowance for Loan Losses

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Balance at the beginning of period	$1,687,283	$941,820

Charge-offs:
Commercial - real estate	133,267	—
Commercial - other	—	79,032
Real estate - residential land	—	—
Real estate - residential construction	—	—
Real estate - mortgage, 1-4 family	—	—
Installment loans to individuals	4,965	10,660

Total charge-offs	138,232	89,692

Recoveries:
Commercial - real estate	—	—
Commercial - other	—	6,311
Real estate - residential land	—	—
Real estate - residential construction	—	—
Real estate - mortgage, 1-4 family	—	—
Installment loans to individuals	1,122	188

Total recoveries	1,122	6,499

Net charge-offs	137,110	83,193

Additions to the Allowance for Loan Losses	640,000	828,656

Balance at end of period	$2,190,173	$1,687,283

Ratio of net charge-offs during the period to
average loans outstanding during the period	0.12%	0.07%

The following table shows the allocation of First Bankshares’ Allowance for Loan Losses as of June 30, 2009 and the ratio of related outstanding loan balances to total loans:

Allocation of the Allowance for Loan Losses

	June 30, 2009
	Amount	Percent of loans in each category to total loans
Balance at end of period applicable to:
Commercial - real estate	$1,597,069	72.92%
Commercial - other	224,049	10.23%
Real estate - residential land	24,265	1.11%
Real estate - residential construction	6,966	0.32%
Real estate - mortgage, 1-4 family	273,747	12.50%
Installment loans to individuals	24,557	1.12%
Unallocated	39,520	1.80%

Total allowance	$2,190,173	100.00%

Nonperforming Loans

It is First Bankshares’ policy to discontinue accrual of interest income when a loan is 90 days past due as to interest and principal or when there is serious doubt as to collectability, unless the estimated net realized value of collateral is sufficient to assure collection of principal balance and accrued interest.

As of June 30, 2009, management recognized $2.7 million in nonperforming loans, which represents 2.34% of total outstanding loans. As of December 31, 2008, management recognized $676,566 in total nonperforming loans, which represented 0.58% of total outstanding loans. The increase in nonperforming loans from December 31, 2008 can be attributed primarily to three secured transactions which may possibly result in foreclosure. Management is currently negotiating with a potential buyer for the largest of the assets and considers these loans to be reasonably protected by assets and allocation in the Allowance for Loan Losses so as not to present a material event to the loan portfolio. Nonperforming loans included $24 thousand in nonaccrual interest as of June 30, 2009 and $49 thousand in nonaccrual interest as of December 31, 2008.

Management believes the Allowance for Loan Losses is adequate to cover any loss in these loans if liquidation of the collateral is necessary.

Potential Problem Loans

First Bankshares’ loan policy requires management to identify and maintain a list of potential problem loans, including problem loans that are in nonaccrual status and loans that are past due 90 days or more. A loan is added to the potential problem list when management becomes aware of information related to possible credit problems of borrowers that cause serious doubts as to the ability of such borrowers to comply with the current loan repayment terms.

As of June 30, 2009 and December 31, 2008, the potential problem list included $10,475,563 and $5,949,085 in loans, respectively. This represents a $4,526,478, or 76%, increase in First Bankshares’ potential problem loans since December 31, 2008. Problem loans increased due to the fact that two loans with Silverton were added as a result of Silverton entering receivership. Due to the uncertainty of Silverton’s future, these loans were added as a precaution. The balances of these loans represent approximately two-thirds of the increase in problem loans. It is not currently expected that any other loans with Silverton will become problematic.

Other Real Estate Owned

First Bankshares had other real estate owned, referred to herein as OREO, of $649,515, or 0.38% of total assets, at June 30, 2009, compared to no other real estate owned at December 31, 2008. Based on management’s assessment, First Bankshares does not anticipate a material change in the value of these real estate assets. The estimated fair value of the OREO was determined by an appraiser prior to acquisition, and future carrying values will be determined by an annual appraisal of the market value of the OREO.

Deposits

Deposits represent First Bankshares’ primary source of funds and are comprised of demand deposits, savings deposits, and time deposits. Deposits at June 30, 2009 totaled $129.7 million, compared to $130.3 million at December 31, 2008, a decrease of $574,481, or 0.44%.

Capital Adequacy

The management of capital in a regulated financial services industry must properly balance return on equity to stockholders, while maintaining sufficient capital levels and related risk-based capital ratios to satisfy regulatory requirements. First Bankshares’ capital management strategies have been developed to maintain its “well-capitalized” position. Total stockholders’ equity at June 30, 2009 of $15.9 million includes unrealized losses, net of tax, of $579,940 on securities held as available for sale. First Bankshares is considered by its board of directors, management, and regulators to be well-capitalized.

First Bankshares is subject to various regulatory capital requirements administered by federal and state regulators. Failure to meet minimum capital requirements can trigger certain mandatory and possible disciplinary actions by regulators that, if undertaken, could have a direct material adverse effect on its financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, First Bankshares must meet specific capital guidelines that involve quantitative measures of the assets, liabilities and certain off-balance items as calculated under regulatory accounting practices. The capital amounts and reclassifications are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require First Bankshares to maintain minimum amounts and ratios of total and Tier 1 capital to average assets. As of June 30, 2009, First Bankshares met all minimum capital adequacy requirements and is categorized as “well capitalized.” There are no conditions or events that management believes have changed its category.

First Bankshares is considered to be well-capitalized under the regulatory definition of a well-capitalized bank. To be categorized as well-capitalized, First Bankshares must maintain minimum total risk-based capital, Tier 1 risk-based capital, and Tier 1 leverage ratios as set forth in the following table. First Bankshares exceeded each of the required minimum ratios to be considered well-capitalized at June 30, 2009.

The following tables show capital ratios and the minimum capital ratios required by First Bankshares’ regulators:

Risk-based Capital Analysis

As of June 30, 2009

(Dollars in Thousands)

Tier 1 capital:
Common stock	$7,284
Additional paid-in capital	8,938
Retained earnings and comprehensive loss	(361)

Subtotal	15,861
Net unrealized loss on securities	580

Total Tier 1 capital	$16,441

Tier 2 capital:
Allowance for loan losses	$1,484	[1]

Total risk-based capital	$17,925

Average total assets	$173,832

Risk-weighted assets	$117,982

[1]	Allowance for loan losses includible in Tier 2 capital cannot exceed 1.25% of gross risk-weighted assets.

Risk-based Capital Ratios

As of June 30, 2009

	Ratio at June 30, 2009	Regulatory Minimum	Well Capitalized
Capital ratios:
Tier 1 leverage ratio	9.46%	4.00%	> 6.00%
Tier 1 risk-based capital ratio	13.94%	8.00%	> 10.00%
Total risk-based capital ratio	15.19%	4.00%	> 5.00%

Liquidity

Liquidity is defined as the ability to generate or acquire sufficient amounts of cash when needed and at a reasonable cost to accommodate withdrawals, payments of debt, and increased loan demand. These events may occur daily or in other short-term intervals in the normal operation of business. Historical trends help management predict time cycles and the amount of cash required. In assessing liquidity, management gives consideration to relevant factors including stability of deposits, quality of assets, economy of market served, concentrations of business and industry, competition, and First Bankshares’ overall financial condition. First Bankshares primary sources of liquidity are cash, due from banks, federal funds sold, and securities maintained in our available-for-sale portfolio. In addition, First Bankshares has substantial lines of credit from its correspondent banks ($5 million), along with an arrangement to borrow from the Federal Home Loan Bank up to thirty percent (30%) of total assets and from the Federal Reserve under certain conditions. These credit lines are available through First Bankshares correspondent banks for short-term liquidity needs and are subject to prevailing interest rates. In the judgment of management, First Bankshares maintain the ability to generate sufficient amounts of cash to cover normal requirements and any additional needs, which may arise, within realistic limitations.

Interest Rate Sensitivity

Financial institutions can be exposed to several market risks that may impact the value or future earnings capacity of an organization. First Bankshares’ primary market risk is interest rate risk. Interest rate risk is inherent in banking because, as a financial institution, First Bankshares derives a significant amount of its operating revenue from “purchasing” funds (customer deposits and possible borrowings) at various terms and rates. These funds are then invested into earning assets (loans, investments, etc.) at various terms and rates.

Interest rate risk is the exposure to fluctuations in future earnings (earnings at risk) and value (value at risk) resulting from changes in interest rates. This exposure results from differences between the amounts of interest-earning assets and interest-bearing liabilities that re-price within a specific time period as a result of scheduled maturities and repayment and contractual interest rate changes.

The primary objective of First Bankshares asset-liability management process is to maximize current and future net interest income within acceptable levels of interest rate risk while satisfying liquidity and capital requirements. Management recognizes that a certain amount of interest rate risk is inherent and appropriate. The goal is to maintain a balance between risk and reward such that net interest income is maximized, while risk is maintained at an acceptable level.

Management strives to control the exposure to interest rate volatility and operates under policies and guidelines established by our board of directors which sets the level of acceptable risk by understanding, reviewing, and making decisions based on risk position. In addition, pricing, promotion, and product development activities are assessed in an effort to emphasize the loan and deposit term or re-pricing characteristics that best meet current interest risk objectives. First Bankshares uses a variety of analytical systems and balance sheet tools to manage interest rate risk.

Gap Analysis

Gap analysis tools monitor the “gap” between interest-sensitive assets and interest-sensitive liabilities. First Bankshares uses a simulation model to forecast future balance sheet and income statement behavior. By studying the effects on net interest income of rising, stable, and falling interest rate scenarios, management can position First Bankshares to take advantage of anticipated interest rate movements, by understanding the dynamic nature of its balance sheet components. First Bankshares evaluates the securities, loans, and deposit portfolios to manage its interest rate risk position.

The following table on page 132, “Gap Report,” indicates that, on a cumulative basis through twelve months, First Bankshares reflects rate-sensitive assets exceeding rate-sensitive liabilities, resulting in an asset-sensitive position at June 30, 2009 of $145 thousand. This net asset-sensitive position was a result of $86.4 million in rate-sensitive assets being available for re-pricing during the next 12 months and $86.3 million in rate-sensitive liabilities available for re-pricing during the next 12 months, which reflects a cumulative positive gap of $145 thousand. First Bankshares’ current gap position is considered by management to be favorable in a flat to increasing interest rate environment. A negative interest sensitivity gap results when interest-sensitive liabilities exceed interest-sensitive assets for a specific re-pricing “horizon.” The gap is positive when interest-sensitive assets exceed interest-sensitive liabilities. For a bank with a positive gap, rising interest rates would be expected to have a positive effect on net interest income and falling rates would be expected to have the opposite effect. The following table reflects the balances of interest-earning assets and interest-bearing liabilities at the earlier of their re-pricing or maturity dates. Amounts of fixed-rate loans are reflected at the earlier of their contractual maturity date or their contractual re-pricing date. Time deposits are reflected at the deposits’ maturity dates. Borrowed funds are reflected in the earliest contractual re-pricing interval due to the immediately available nature of these funds. Interest-bearing liabilities with no contractual maturity, such as interest-bearing transaction accounts and savings deposits, are reflected in the earliest re-pricing interval due to contractual arrangements which give management the opportunity to vary the rates paid on these deposits within a thirty (30) day or shorter period.

However, First Bankshares is under no obligation to vary the rates paid on those deposits within any given period. Fixed-rate time deposits are reflected at their contractual maturity dates. Fixed-rate advances are reflected at their contractual maturity dates, and variable-rate advances are reflected in the earliest re-pricing interval, since they were borrowed under the daily-rate credit option and re-price daily.

First Bankshares, Inc. and Subsidiary

Gap Report

For the Month ending June 30, 2009

(in thousands)

	1-30 DAYS Volume	31-180 DAYS Volume	181-360 DAYS Volume	1-2 YEARS Volume	2-3 YEARS Volume	3-5 YEARS Volume	5-10 YEARS Volume	OVER 10 YEARS Volume	TOTAL Volume
ASSETS:
U.S. Agency - A.F.S.	5,660	—	1,998	—	—	—	11,000	5,000	23,658
FN/FH fix mortgage backed-A.F.S.	209	3,345	742	1,177	863	1,098	1,014	256	8,704
GN 1yr CMT ARM-H.T.M.	297	26	230	—	—	—	—	—	553
FN/FH 1yr CMT ARM-A.F.S.	151	503	734	524	235	835	—	—	2,982
FN/FH other CMT ARM-A.F.S.	16	228	233	68	53	208	—	—	806
FN/FH Libor ARM-A.F.S.	229	51	55	93	73	258	—	—	759
FN/FH libor CMO-A.F.S.	9	45	48	80	63	223	—	—	468
Corporate bonds-A.F.S.	—	—	—	—	—	—	—	4,552	4,552
Taxable Muni bonds - A.F.S.	—	—	—	—	—	—	2,000	—	2,000
Tax free Muni bonds GO/A.F.S.	—	—	—	512	—	—	—	—	512
FHLB Stock	1,298	—	—	—	—	—	—	—	1,298
Commercial loans fixed	2,676	9,024	8,761	12,098	9,242	10,322	1,096	94	53,313
Commercial loans variable	32,248	839	—	—	—	—	—	—	33,087
Real estate loans fixed rate	352	1,721	1,101	3,626	1,513	1,940	5,067	101	15,421
Real estate loans variable rate	1,997	—	—	—	—	—	—	—	1,997
Consumer loans variable rate	12,162	—	—	—	—	—	—	—	12,162
Loan balancing	(1,943)	—	—	—	—	—	—	—	(1,943)
Fed funds sold	1,448	—	—	—	—	—	—	—	1,448
Noninterest-bearing assets	—	—	—	—	—	—	—	—	10,516

TOTAL ASSETS	56,809	15,782	13,902	18,178	12,042	14,884	20,177	10,003	172,293

LIABILITIES:
N.O.W. & Savings	3,380	—	—	—	—	—	—	—	3,380
MMDA	3,465	—	—	—	—	—	—	—	3,465
Passbook savings	3,687	—	—	—	—	—	—	—	3,687
Time deposits <100K	2,394	35,526	11,820	7,366	4,515	2,172	76	—	63,869
Time deposits >100K	677	16,264	9,094	8,972	6,598	458	—	—	42,063
CD balancing account	41	—	—	—	—	—	—	—	41
Borrowings	—	—	—	5,000	20,000	—	—	—	25,000
Noninterest-bearing liab & capital	—	—	—	—	—	—	—	—	30,788

TOTAL LIABILITIES & CAPITAL	13,644	51,790	20,914	21,338	31,113	2,630	76	—	172,293

DISCRETE:
GAP	43,165	(36,008)	(7,012)	(3,160)	(19,071)	12,254	20,101	10,003	0

CUMULATIVE:
GAP	43,165	7,157	145	(3,015)	(22,086)	(9,832)	10,269	20,272

Off-Balance Sheet Arrangements

In First Bankshares’ normal course of business, it may have outstanding commitments for the extension of credit that are not reflected in the financial statements. These commitments represent no more than the normal lending risk that First Bankshares commits to its borrowers. If these commitments are drawn, First Bankshares may obtain collateral if it is deemed necessary based on management’s credit evaluation of the borrower. As of June 30, 2009, First Bankshares had outstanding commitments to extend credit of $16.1 million and letters of credit of $41 thousand. Management believes these commitments can be funded, if required, through normal operations and has received commitment fees related to these lending activities.

Year Ended December 31, 2008 Compared to Year Ended December 31, 2007 and Year Ended December 31, 2007 Compared to Year Ended December 31, 2006

Results of Operations

Overview

For the year ended December 31, 2008, First Bankshares’ net income was $245,138, compared to a net income of $606,566 in 2007 and $873,335 in 2006. First Bankshares’ net income and per share income have declined as indicated in the following table:

Net Income Comparison

For the Years Ended December 31, 2008, 2007 and 2006

	2008	2007	2006
Net Income	$245,138	$606,566	$873,335
Per Share Income	$0.11	$0.27	$0.38

Net Interest Income

Net interest income is affected by changes in interest rates, the volume of interest-bearing assets and liabilities, and the composition of those assets and liabilities. First Bankshares’ management strives to maximize net interest income through prudent balance sheet administration, while maintaining appropriate risk levels as determined by senior management with the oversight of First Bankshares’ board of directors. The “net interest margin” is a commonly utilized statistic related to changes in interest income. The net interest margin is defined as the percentage of net interest income to average earning assets. Net interest income for the year ended December 31, 2008 was $4,674,709. By comparison, net interest income for 2007 and 2006 was $4,022,010 and $3,651,564, respectively. The net interest margin declined from 3.52% in 2006 and 3.27% in 2007 to 2.84% in 2008.

The decline in net interest margin can be primarily attributed to the Bank’s asset-sensitive position in a declining interest rate environment in which rates on a portion of First Bankshares’ loan portfolio adjusted faster than rates on time deposits and specific borrowed funds.

The following table, “Average Balances, Interest Income/Expenses, and Average Yield/Rates,” provides a detailed analysis of the effective yields and rates on interest-earning assets and interest-bearing liabilities for the periods indicated. The average balances and other statistical data used in this table were calculated using daily average balances.

Average Balances, Interest Income/Expenses, and Average Yield/Rates

For the Years Ended December 31, 2008, 2007 and 2006

(dollars in thousands)

	2008			2007			2006
	Average Balances(1)	Interest Income/ Expense	Average Yields/ Rates	Average Balances(1)	Interest Income/ Expense	Average Yields/ Rates	Average Balances(1)	Interest Income/ Expense	Average Yields/ Rates
Assets:
Interest-earning assets:
Federal funds sold	$4,745	$60	1.26%	$1,306	$64	4.90%	$2,626	$127	4.84%
Investment securities	46,402	2,825	6.09%	34,116	1,794	5.26%	32,415	1,423	4.39%
Loans	113,433	7,348	6.48%	87,550	6,694	7.65%	68,737	5,173	7.53%

Total interest-earning assets	164,580	10,233	6.22%	122,972	8,552	6.95%	103,778	6,723	6.48%

Noninterest-earning assets:
Cash and due from banks	2,996			3,282			2,503
Premises and equipment	5,728			3,840			1,204
Other assets	1,990			1,463			1,184

Allowance for loan losses	(1,050)			(871)			(731)

Total noninterest-earning assets	9,664			7,714			4,160
Total Assets	$174,244			$130,686			$107,938

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$6,246	$73	1.17%	$5,691	$52	0.91%	$6,609	$66	1.00%
Savings deposits	2,621	31	1.18%	2,257	27	1.20%	2,119	26	1.23%
Time deposits	103,669	4,551	4.39%	80,972	4,005	4.95%	69,004	2,899	4.20%
Federal funds purchased and borrowed funds	30,075	903	3.00%	10,229	446	4.36%	1,420	81	5.70%

Total interest-bearing liabilities	142,611	5,558	3.90%	99,149	4,530	4.57%	79,152	3,072	3.88%

Noninterest-bearing liabilities:

Noninterest demand deposits	14,212			14,176			12,725
Other liabilities	1,284			1,192			826
Shareholders’ equity	16,137			16,169			15,235
Total Liabilities and Shareholders’ Equity	$174,244			$130,686			$107,938

Interest Rate Spread (2)			2.32%			2.38%			2.60%

Net Interest Income (3)		$4,675			$4,022			$3,651

Net Interest Margin (4)			2.84%			3.27%			3.52%

(1)	Average balances are computed on a daily basis.
(2)	Total interest earning assets average balance less total interest-bearing liabilities average balance.
(3)	Total earning assets less total interest-bearing liabilities.
(4)	Net interest margin is net interest income, expressed as a percentage of average earning assets.

The “Volume and Rate Analysis” table that follows reflects changes in interest income and interest expense resulting from changes in average volume and average rates:

Volume and Rate Analysis

For the Years Ended December 31, 2008, 2007 and 2006

(amounts in thousands)

	2008 vs. 2007 Increase (Decrease) Due to Changes in:			2007 vs. 2006 Increase (Decrease) Due to Changes in:
	Volume	Rate	Total	Volume	Rate	Total
Earning Assets:
Federal funds sold	$169	$(173)	$(4)	$(64)	$1	$(63)

Investment securities	647	384	1,031	75	296	371

Loans	1,984	(1,330)	654	1,420	101	1,521

Total earning assets	2,800	(1,119)	1,681	1,431	398	1,829

Interest-Bearing Liabilities:

Interest-bearing demand deposits	5	16	21	(9)	(5)	(14)

Savings deposits	4	(0)	4	2	(1)	1

Time deposits	1,127	(581)	546	502	604	1,106

Federal funds purchased and borrowed funds	865	(408)	457	502	(137)	365

Total interest-bearing liabilities	2,001	(973)	1,028	997	461	1,458

Change in net interest income	$799	$(146)	$653	$434	$(63)	$371

Noninterest Income

Noninterest income increased from $510,462 and $566,465 for the years ended December 31, 2006 and 2007 to $838,587 for the year ended December 31, 2008. The primary increase in noninterest income in 2008 was due to a gain of $264,625 on the sale of a security.

Noninterest Expense

The majority of the increase in noninterest expense components was related to salaries and employee benefits, which increased from $1,561,230 and $1,866,270 in 2006 and 2007, respectively, to $2,145,123 in 2008. The increase from 2006 to 2007 can be attributed to additional staffing related to growth, while the increase in 2008 resulted from a further increase in staffing due to the opening of our main branch and operations center in North Suffolk, Virginia, as well as the addition of an Executive Vice President and Senior Loan Officer and overall salary increases during the year. A significant expense for the three years was premises and equipment, of which depreciation was a major component for each period. Depreciation expense was $184,786, $212,635, and $344,019 for the years ended December 31, 2006, 2007, and 2008, respectively. In addition, professional fees have increased significantly due to First Bankshares’ ongoing use of consultants to comply with SEC mandates related to Auditing Standards No. 5 of the Public Company Accounting Oversight Board (SOX 404).

Income Taxes

The Bank realized income before income taxes of $362,438 for the year ended December 31, 2008. For the years ended December 31, 2007 and 2006, income before income taxes was $919,790 and $866,745. Income tax expense of $117,300 was realized in 2008, compared to $313,224 in 2007 and a tax benefit of $6,590 in 2006.

Financial Condition

Loans

The following table summarizes the loan receivables portfolio by type at the dates indicated:

Loan Receivable Portfolio

As of December 31, 2008, 2007, 2006, 2005 and 2004

	2008 Amount		2007 Amount		2006 Amount		2005 Amount		2004 Amount
Real Estate - Residential	$27,733,803		$23,421,660		$19,800,357		$18,775,986		$14,490,641
Commercial - Real Estate	70,342,337	(1)	61,325,033	(2)	40,367,357	(3)	21,479,822	(4)	19,301,633	(5)
Commercial - Other	16,732,138		17,273,911		12,659,840		20,026,550		6,202,847
Installment and Other	2,439,016		2,707,311		2,452,861		2,219,953		1,526,990

Total Loans	117,247,294		104,727,915		75,280,415		62,502,311		41,522,111
Less: Allowance	(1,687,283)		(941,820)		(826,595)		(611,504)		(331,621)

Net Loans	$115,560,011		$103,786,095		$74,453,820		$61,890,807		$41,190,490

(1)	As of December 31, 2008, 71% of commercial real estate loans were secured by business locations, 14% were secured by rental properties, 9% were secured by churches, 1% were secured by farms, and 5% were secured by other real estate.
(2)	As of December 31, 2007, 57% of commercial real estate loans were secured by business locations, 29% were secured by rental properties, 7% were secured by churches, 1% were secured by farms, and 6% were secured by other real estate.
(3)	As of December 31, 2006, 57% of commercial real estate loans were secured by business locations, 18% were secured by rental properties, 2% were secured by churches, 2% were secured by farms, and 21% were secured by other real estate.
(4)	As of December 31, 2005, 59% of commercial real estate loans were secured by business locations, 18% were secured by rental properties, 11% were secured by churches, 7% were secured by farms, and 5% were secured by other real estate.
(5)	As of December 31, 2004, 60% of commercial real estate loans were secured by business locations, 17% were secured by rental properties, 12% were secured by churches, 5% were secured by farms, and 6% were secured by other real estate.

Real estate construction loans generally consist of financing the construction of one- to four-family dwellings and some nonfarm, nonresidential real estate. As of December 31, 2008, First Bankshares had minimal real estate construction loans.

Allowance for Loan Losses

Management determines the Allowance for Loan Losses based on an ongoing evaluation of the loan portfolio. This evaluation is inherently subjective because it requires material estimates, including the amounts and timing of cash flows expected to be received on impaired loans. Those estimates may be subject to significant change. Increases to the Allowance are made by charges to the provision for loan losses, which is reflected on First Bankshares’ Consolidated Statements of Income and Comprehensive Income. Loans deemed to be uncollectible are charged against the Allowance, and recoveries of previously charged-off amounts are credited to the Allowance.

The Allowance for Loan Losses consists of (1) a component for individual loan impairment recognized and measured pursuant to Statement of Financial Accounting Standards (SFAS) No. 114, “Accounting by Creditors for Impairment of a Loan,” and (2) components of collective loan impairment recognized pursuant to SFAS No. 5, “Accounting for Contingencies,” including a component that is unallocated. First Bankshares maintains specific reserves for individually impaired loans pursuant to SFAS No. 114. A loan is impaired when, based on current information and events, it is probable that the Bank will be unable to collect all amounts due (interest as well as principal) according to the contractual terms of the loan agreement. On a quarterly basis, First Bankshares’ management reviews all commercial and consumer relationships that have been classified as substandard or doubtful. Loans are considered impaired when the borrower does not have the cash flow capacity or willingness to service the debt according to contractual terms, or it does not appear reasonable to assume the borrower will continue to pay according to the contractual agreement. At December 31, 2008, the Bank had $676,566 of impaired loans, or 0.58% of total loans, compared to no impaired loans at December 31, 2007, 2006, and 2005 and $1,339 in impaired loans at December 31, 2004. It is the opinion of First Bankshares’ management that the Allowance is adequate to absorb any loss related to these loans.

Reserves established pursuant to the provisions of SFAS No. 5 on collective loan impairment are primarily based on historical charge-off experience. However, reserves may be adjusted to reflect the effects of current conditions. The Bank considers information derived from its loan risk ratings; internal observable data related to trends within the loan portfolio, including credit quality and concentrations, aging of the portfolio, and external observable data related to industry and general economic trends; and any significant, relevant changes to the Bank’s policies and procedures. Each loan is assigned a “risk grade” by the account officer at origination. Risk grades are based on an assessment of conditions that may affect a borrower’s ability to meet contractual obligations under a loan agreement.

A portion of the Bank’s Allowance is not allocated to any specific category of loans. This unallocated portion of the Allowance reflects management’s best estimate of risk inherent in the calculation of the overall Allowance. The portion considered unallocated may fluctuate from period to period based on management’s evaluation of the factors affecting the assumptions used in calculating the Allowance, including historical loss experience and current economic conditions.

Although management uses the best information available to establish the Allowance, future adjustments to the Allowance may be necessary if economic conditions are substantially different from the assumptions used in making the valuations.

At December 31, 2008, the Allowance stood at $1,687,284 and reflects an expense provision of $828,656 for the year 2008. As a percentage of total loans, the Allowance for 2008 and 2007 was 1.44% and 0.90%, respectively. The Allowance is primarily determined by management’s estimate of possible losses that are inherent in the portfolio as of the balance sheet date and is also guided by management’s analysis of economic conditions.

Allowance For Loan Losses

As of December 31, 2008, 2007, 2006, 2005 and 2004

	2008	2007	2006	2005	2004
Total loans	$117,247,295	$104,727,915	$75,280,415	$62,502,310	$41,522,111

Beginning balance	$941,820	$826,595	$611,504	$331,621	$159,068
Loan charge-offs	(89,692)	(5,368)	(4,250)	(463)	(556)
Loan recoveries	6,499	4,524	—	—	—
Additions to allowance	828,656	116,069	219,341	280,346	173,109

Ending balance	$1,687,283	$941,820	$826,595	$611,504	$331,621

Nonperforming Loans and Other Problem Assets

It is the Bank’s policy to discontinue accrual of interest income when a loan is 90 days past due as to interest and principal or when there is serious doubt as to collectibility, unless the estimated net realized value of collateral is sufficient to assure collection of principal balance and accrued interest. At year end 2008, management recognized $676,566 in total nonperforming loans which were classified as impaired loans, compared to no impaired loans at year end 2007, 2006, and 2005 and $1,339 in impaired loans at year end 2004.

Potential Problem Loans

The Bank’s loan policy requires management to identify and maintain a list of potential problem loans, including loans that are past due 90 days or more. A loan is added to the potential problem list when management becomes aware of information related to possible credit problems of the borrower that will cause doubt as to the ability of the borrower to comply with current loan repayment terms.

Other Real Estate Owned

At December 31, 2008, the Bank had no OREO. First Bankshares’ OREO policy is to initially record value at the lower of net loan principal balance or estimated fair market value less estimated selling costs. The estimated fair value is determined by appraisal at the time of acquisition.

As of December 31, 2008, management identified $676,566 as an impaired loan which was included within the Bank’s internal watch list with specific impairment reserves allocated to the loan. In January 2009, documents related to foreclosure of the collateral securing this loan were executed. Management does not anticipate a loss that will exceed the reserve amount that was allocated to this loan at year end 2008 and believes the analysis of the current appraisal of the collateral will support the OREO value.

Deposits

Deposits represent the primary source of funds and are comprised of demand deposits, savings deposits, and time deposits. Deposits at December 31, 2008 totaled $130,284,637 compared to December 31, 2007 deposits of $113,748,150, and represent a 14.54% increase. These deposits combined with other borrowed funds were the funding source for loan and investment growth.

Capital Adequacy

Capital management in a regulated financial services industry must properly balance return on equity to shareholders while maintaining sufficient capital levels and related risk-based capital ratios to satisfy regulatory requirements. The Bank’s capital management strategies have been developed to maintain its “well-capitalized” position. Total capital at December 31, 2008 of $16,709,846 included $175,210 in comprehensive loss. The Bank is considered by First Bankshares’ board of directors, management, and regulators to be well-capitalized.

First Bankshares is subject to various regulatory capital requirements administered by federal and other bank regulators. Failure to meet minimum capital requirements can trigger certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material adverse effect on its financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, we must meet specific capital guidelines that involve quantitative measures of assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. Capital amounts and reclassifications are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require First Bankshares to maintain minimum amounts and ratios of total and Tier 1 capital to average assets. As of December 31, 2008, First Bankshares had met all minimum capital adequacy requirements to which it is subject and are categorized as “well-capitalized.” There are no conditions or events that management believes have changed its category.

The following tables reflect the capital ratios and the minimum capital ratios required by First Bankshares’ regulators:

Risk-Based Capital Analysis

As of December 31, 2008

(dollars in thousands)

Tier 1 capital:
Common stock	$7,284
Additional paid-in capital	8,938
Retained earnings and comprehensive income	662
Accumulated other comprehensive income, net	(175)

Subtotal	$16,709

Less: Net unrealized gains (losses)	(175)

Total Tier 1 capital	$16,884

Tier 2 capital:
Allowance for loan losses	1,687
Total risk-based capital	$18,571

Average total assets (4th Quarter)	$180,975

Risk-weighted assets	$123,678

Risk-Based Capital Ratios

As of December 31, 2008

	2008	Regulatory Minimum
Tier 1 leverage ratio	9.33%	4.0%
Tier 1 risk-based capital ratio	13.65%	4.0%
Total risk-based capital ratio	15.02%	8.0%

Liquidity

Liquidity is identified as the ability to generate or acquire sufficient amounts of cash when needed and at a reasonable cost to accommodate withdrawals, payments of debt, and increased loan demand. These events may occur daily or in other short-term intervals in the normal operation of business. Historical trends help management predict time cycles and the amount of cash required. In assessing liquidity, management gives consideration to relevant factors including stability of deposits, quality of assets, economy of market served, concentrations of business and industry, competition, and our overall financial condition. First Bankshares’ primary sources of liquidity are cash, due from banks, federal funds sold, and securities in its available-for-sale portfolio. First Bankshares also has access to substantial lines of credit from its correspondent banks, in addition to an arrangement to borrow from the Federal Home Loan Bank in an aggregate amount of 30% of total assets and from the Federal Reserve under certain conditions. Theses credit lines are available through its correspondent banks for short term liquidity needs and are subject to prevailing interest rates. In management’s opinion, First Bankshares maintains the ability to generate sufficient amounts of cash to cover normal requirements and any additional needs which may arise, within realistic limitations.

Interest Rate Sensitivity

Financial institutions can be exposed to several market risks which may impact the value or future earnings capacity of an organization. First Bankshares’ primary market risk is interest rate risk. Interest rate risk is inherent in banking because as a financial institution, it derives a significant amount of the operating revenue from “purchasing” funds (customer deposits and borrowings) at various terms and rates. These funds are invested into earning assets (loans, investments, etc.) at various terms and rates.

Interest rate risk is the exposure to fluctuations in First Bankshares’ future earnings (earnings at risk) and value (value at risk) resulting from changes in interest rates. This exposure results from differences between the amounts of interest-earning assets and interest-bearing liabilities that re-price within a specific time period as a result of scheduled maturities and repayment and contractual interest rate changes.

The primary objective of First Bankshares’ asset/liability management process is to maximize current and future net interest income within acceptable levels of interest rate risk while satisfying liquidity and capital requirements. Management recognizes that a certain amount of interest rate risk is inherent and appropriate. The goal is to maintain a balance between risk and reward such that net interest income is maximized while risk is maintained at an acceptable level.

Management strives to control the Bank’s exposure to interest rate volatility, and First Bankshares operates under policies and guidelines established by its board of directors, who set the level of acceptable risk by understanding, reviewing, and making decisions based on its risk position. In addition, pricing, promotion, and product development activities are assessed in an effort to emphasize the loan and deposit term or repricing characteristics that best meet current interest risk objectives. First Bankshares uses a variety of analytical systems and balance sheet tools to manage interest rate risk.

Gap Analysis

Gap analysis tools monitor the “gap” between interest-sensitive assets and interest-sensitive liabilities. The Bank uses a simulation model to forecast future balance sheet and income statement behavior. By studying the effects on net interest income of rising, stable, and falling interest rate scenarios, the Bank can position itself to take advantage of anticipated interest rate movements by understanding the dynamic nature of its balance sheet components. First Bankshares evaluates its securities, loan, and deposit portfolios to manage its interest rate risk position.

The following table on “Gap Analysis” indicates that, on a cumulative basis through one hundred and eighty days, the Bank reflects rate-sensitive assets exceeding rate sensitive liabilities, resulting in an asset- sensitive position of $45 million. However, at 12 months, rate-sensitive liabilities exceed rate-sensitive assets, resulting in a liability-sensitive position. This net liability-sensitive position was a result of $91.4 million in rate-sensitive assets and $92.4 million in rate-sensitive liabilities available for repricing during the next 12 months, which reflects a cumulative negative gap of $1 million. A positive interest sensitivity gap results when interest-sensitive assets exceed interest-sensitive liabilities for a specific repricing “horizon.” The gap is negative when interest-sensitive liabilities exceed interest-sensitive assets, as was the case at December 31, 2008. For a bank with a positive gap, rising interest rates are expected to have a positive effect on net interest income and falling rates would be expected to have the opposite effect. The following table reflects the balances of interest-earning assets and interest-bearing liabilities at the earlier of their repricing or maturity dates. Amounts of fixed-rate loans are reflected in the deposits’ maturity dates. Interest-bearing liabilities with no contractual maturity, such as interest-bearing transaction accounts and savings deposits, are reflected at the earliest repricing interval due to contractual arrangements which give management the opportunity to vary the rates paid on these deposits within a period of thirty or fewer days; however, the Bank is under no obligation to adjust the rates paid on those deposits within any given period.

Fixed-rate time deposits and advances are reflected at their contractual maturity dates, whereas variable-rate advances are reflected at the earliest repricing interval since they were borrowed under the daily rate credit option and re-price daily.

First Bankshares and Subsidiary

Gap Report

For the Month Ending December 31, 2008

(in thousands)

	1-30 DAYS Volume	31-180 DAYS Volume	181-360 DAYS Volume	1-2 YEARS Volume	2-3 YEARS Volume	3-5 YEARS Volume	5-10 YEARS Volume	OVER 10 YEARS Volume	TOTAL Volume
ASSETS:
U.S. Agency -A.F.S.	5,660	—	—	12,998	—	5,000	—	—	23,658
FN/FH fix mortgage backed-A.F.S.	564	2,571	4,774	3,480	2,353	2,659	1,889	280	18,570
GN 1 yr CMT ARM-H.T.M.	133	178	273	—	—	—	—	—	584
FN/FH 1 yr CMT ARM-A.F.S.	68	892	587	621	262	367	566	—	3,363
FN/FH other CMT ARM-A.F.S.	18	292	204	82	64	232	—	—	892
FN/FH Libor ARM-A.F.S.	22	103	284	148	117	202	213	—	1,089
FN/FH Libor CMO-A.F.S.	10	45	49	81	64	90	138	—	477
Corporate bonds-A.F.S.	—	—	—	—	—	—	—	4,552	4,552
Tax-free muni bonds GO/A.F.S.	—	—	—	512	—	—	—	—	512
Federal Reserve stock	487	—	—	—	—	—	—	—	487
FHLB stock	1,943	—	—	—	—	—	—	—	1,943
Other securities	(1,302)	—	—	—	—	—	—	—	(1,302)
Commercial loans fixed	2,025	10,688	8,128	7,843	10,232	11,339	1,670	107	52,032
Commercial loans variable	35,087	858	—	—	—	—	—	—	35,945
Real estate loans fixed rate	193	1,027	788	2,768	2,315	2,688	5,301	118	15,198
Real estate loans variable rate	1,706	—	—	—	—	—	—	—	1,706
Consumer loans fixed rate	13,076	—	—	—	—	—	—	—	13,076
Loan balancing	(710)	—	—	—	—	—	—	—	(710)
Fed funds sold	651	—	—	—	—	—	—	—	651
Noninterest-bearing assets	—	—	—	—	—	—	—	—	11,696

Total Assets	59,631	16,654	15,087	28,533	15,407	22,577	9,777	5,057	184,419

LIABILITIES:
N.O.W. & Savings	3,626	—	—	—	—	—	—	—	3,626
MMDA	2,863	—	—	—	—	—	—	—	2,863
Passbook savings	2,950	—	—	—	—	—	—	—	2,950
Time deposits <100M	3,135	9,432	31,573	10,673	3,116	4,160	140	—	62,229
Time deposits >100M	3,562	5,714	13,590	9,141	6,550	5,927	—	—	44,484
CD balancing account	(70)	—	—	—	—	—	—	—	(70)
Borrowings	—	—	16,000	—	20,000	—	—	—	36,000
Noninterest-bearing liabilities & capital	—	—	—	—	—	—	—	—	32,337

Total Funding	16,066	15,146	61,163	19,814	29,666	10,087	140	—	184,419

DISCRETE:
GAP	43,565	1,508	(46,076)	8,719	(14,259)	12,490	9,637	5,057	0

CUMULATIVE:
GAP	43,565	45,073	(1,003)	7,716	(6,543)	5,947	15,584	20,641

Short Term Borrowings

The following table reflects short term borrowings for the years ending December 31, 2008, 2007, and 2006:

Short Term Borrowings

For the Years Ended December 31, 2008, 2007 and 2006

	2008	2007		2006
Federal funds purchased:
Year end balance	$—	$2,547,000		$—
Highest month end balance	$2,270,000	$3,951,000		$5,288,000
Term	Daily	Daily		Daily

Borrowings Less than One Year

Year end balance	$16,000,000	$45,000,000	(1)	$15,000,000

Highest month end balance	$21,000,000	$45,000,000		$15,000,000

Term	Daily	Daily to One Year		Daily

(1)	Includes $11 million in short term Federal Home Loan Bank of Atlanta borrowings with a term of one year.

Critical Accounting Policies

The reporting policies of First Bankshares and the Bank are in accordance with generally accepted accounting policies of the United States of America. Certain critical accounting policies affect the more significant judgments and estimates used in the preparation of our financial statements. The Bank’s single most critical accounting policy relates to the Allowance for Loan Losses, which reflects the estimated losses resulting from the inability of its borrowers to make required loan payments. If the financial condition of the Bank’s borrowers were to deteriorate, resulting in an impairment of their ability to make payments, adjustments to the Bank’s estimates would be made and additional provisions for loan losses could be required. Further discussion of the estimates used in determining the Allowance for Loan Losses is contained in the discussion on “Allowance for Loan Losses” on pages 127 and 136.

Recent Accounting Pronouncements

Recent accounting pronouncements affecting the Bank are described in Note 20 of the notes to the historical consolidated financial statements of First Bankshares for the year ended December 31, 2008 included in this joint proxy statement beginning on page F-21.

INFORMATION ABOUT XENITH CORPORATION

Overview

Xenith Corporation was formed for the purpose of owning and operating a full service, locally managed commercial bank specifically targeting the financial needs of middle-market corporations, real estate developers and investors, private banking clients and select retail banking clients in the Eastern, Central and Northern Virginia markets.

Xenith Corporation was originally envisioned to be a de novo Virginia state-chartered bank, and was initially incorporated on June 9, 2008 as Xenith Bank (In Organization). However, with the dramatic changes in the banking landscape and capital markets in 2008 and continuing into 2009, Xenith Bank (In Organization) modified its approach from attempting to open as a de novo bank to seeking an established banking partner. On May 5, 2009, Xenith Bank (In Organization) amended its articles of incorporation to become Xenith Corporation. On May 12, 2009, Xenith Corporation entered into the merger agreement with First Bankshares.

As of the date of this joint proxy statement, Xenith Corporation has not yet conducted active business operations. As of June 30, 2009 and since February 19, 2008, Xenith Corporation reported a net loss of $5.7 million attributable to its organizational expenses.

Xenith Corporation’s principal offices are located at One James Center, 901 E. Cary Street, Suite 1700, Richmond, Virginia 23219, and its telephone number is (804) 433-2200. For more information on Xenith Corporation, see “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF XENITH CORPORATION” beginning on page 146.

Business Strategy Following the Merger

Xenith Corporation believes that the current banking landscape in Virginia has evolved to create a significant opportunity for a new institution focused on serving middle-market commercial enterprises with complex financial needs. The Virginia market resembles a “barbell” with a few large national and super-regional banking organizations (greater than $10 billion in assets) controlling approximately 77% of deposits and with smaller banks (less than $1 billion in assets), which represent the vast majority of banks in Virginia, controlling approximately 12% of deposits. Xenith Corporation further believes that while larger financial institutions generally offer comprehensive products and services, they often lack the consistent relationship focus desired by its targeted middle-market customers. Xenith Corporation also believes that, while community banks offer more consistent relationship focus than larger financial institutions, these banks’ smaller legal lending limits and fewer resources are better oriented for a retail and small business focus.

The combination of Xenith Corporation with First Bankshares is expected to create an institution uniquely positioned to take advantage of current economic conditions and competitive opportunities. Xenith Corporation believes that the combined company will benefit from Xenith Bank’s (1) capital base, which it believes will allow it to compete effectively with both the larger, more established super-regional and national banks, as well as the smaller, locally managed community banks operating in our target markets, (2) advantageous market locations, (3) proposed service capabilities and (4) experienced management team and board of directors.

Following the completion of the merger, Xenith Bankshares intends to execute its business strategy of operating Xenith Bank as a full service, locally managed commercial bank specifically targeting the financial needs of middle-market corporations, real estate developers and investors, private banking clients and select retail banking clients by leveraging and building on the strengths of First Bankshares and SuffolkFirst Bank, including SuffolkFirst Bank’s reputation for providing excellent customer service in Hampton Roads and its core deposit base and deposit gathering ability. Xenith Bank will provide a wide array of financial products and services to its targeted customer base by using a team of experienced bankers with significant experience in the Mid-Atlantic region.

Xenith Bankshares will operate in a region in Virginia often referred to as the Golden Crescent. This region is generally defined as an arc that stretches southeast from the Greater Washington, D.C. region through the Richmond/Petersburg, Virginia region to the Hampton Roads, Virginia region, which includes Suffolk, which is where First Bankshares and SuffolkFirst Bank and its three branches are located. The Golden Crescent encompasses the Virginia Beach-Norfolk-Newport News, the Richmond and the Washington-Arlington-Alexandria metropolitan statistical areas. Following the completion of the merger, Xenith Bankshares will have a presence in each of these key metropolitan statistical areas. References in this joint proxy statement to target markets are to the Golden Crescent region.

Certain Relationships and Related Person Transactions

Relationship with BankCap Partners Fund I, L.P.

BankCap Partners Fund is a private equity fund that primarily invests in equity and equity-related instruments in mid-sized banks focused on the middle-market commercial sector. BankCap Partners Fund purchased $35.0 million of Xenith Corporation common stock, constituting 73.6% of the shares sold in Xenith Corporation’s recent private offering of shares of its common stock.

BankCap Partners GP, L.P., is the General Partner of BankCap Partners Fund I, L.P. The General Partner of BankCap Partners Fund I, L.P. is managed by BankCap Equity Fund, LLC, which, in turn, is managed by Brian D. Jones and Scott A. Reed (both directors of Xenith Corporation). Following the completion of the merger, Messrs. Jones and Reed are expected to become directors of Xenith Bankshares. It is expected that Jones and Reed (or their successors) will be the only directors of Xenith Bankshares associated with BankCap Partners Fund, or any of its affiliates.

Each investor who purchased shares of Xenith Corporation common stock in its recent private offering was required to execute an Investor Rights Agreement. Under the terms of the Investor Rights Agreement, each shareholder of Xenith Corporation has agreed to vote his or her shares of Xenith Corporation (prior to the merger) and of Xenith Bankshares (following the merger) in favor of (1) one designee of BankCap Partners Fund for election to Xenith Bankshares’ board of directors for so long as BankCap Partners Fund or any of its affiliates is a registered bank holding company under the Bank Holding Company Act with respect to Xenith Bankshares and (2) one additional designee of BankCap Partners Fund for election to Xenith Bankshares’ board of directors for so long as BankCap Partners Fund and its affiliates own 25% or more of the outstanding common stock of Xenith Corporation or Xenith Bankshares, as applicable.

The Investor Rights Agreement also provides that BankCap Partners Fund and any other holder of 20% or more of the outstanding shares of Xenith Corporation common stock following completion of the Xenith Corporation private offering will have certain rights to require Xenith Corporation to register for resale their shares of common stock under the Securities Act. All holders of Xenith Corporation common stock purchased in the private offering will have the right to participate in these registered resale offerings, subject to reduction with BankCap Partners Fund and the 20% holders having priority over Xenith Corporation’s other shareholders.

Following completion of the merger, Xenith Bankshares will assume the rights and obligations of Xenith Corporation under the Investor Rights Agreement. See “DESCRIPTION OF XENITH BANKSHARES CAPITAL STOCK” on page 150.

Xenith Corporation has entered into a licensing and administrative support agreement with an affiliate of BankCap Partners Fund, referred to herein as the licensor, pursuant to which the licensor has granted Xenith Corporation a perpetual sublicense to use and otherwise access an extensive library of intellectual property that the licensor licenses from a third-party licensor. Under the licensing and administrative support agreement, as amended, the licensor also provides certain administrative support services, including (i) ongoing support and administrative updates with respect to the licensed materials, (ii) coordinating communications relating to bank management best practices, (iii) financial modeling, peer group formation, analysis and benchmarking, (iv) performing market research on significant intra-market competitors, and (v) providing input on capital raising strategies. The term of the sublicense is perpetual and the administrative support services will continue to be provided for one year after the completion of the merger unless the agreement is earlier terminated as follows: (a) Xenith Corporation may terminate the agreement, or any portion of the agreement, upon a material breach by the licensor that remains uncured for 30 days after written notice from Xenith Corporation to the licensor; (b) the licensor may terminate the agreement for a material payment default by Xenith Corporation that remains uncured for a period of 30 days after written notice from the licensor to Xenith Corporation; and (c) Xenith Corporation may terminate the agreement, or any portion of the agreement, for convenience at any time after the fee (described below) is paid in full upon 60 days prior notice of the effective date of such termination from Xenith Corporation to the licensor.

Xenith Corporation will pay the licensor a total fee of $600,000 for the license and administrative support services, which it will become obligated to pay only after all conditions to the completion of the merger have been satisfied or waived. The fee will be paid in one lump sum immediately prior to the completion of the merger.

Additionally, after all conditions to the completion of the merger have been satisfied or waived, Xenith Corporation will reimburse BankCap Partners Fund for certain direct and adequately documented expenses it incurred on Xenith Corporation’s behalf during its organizational phase, including, but not limited to, legal, professional recruiting and travel expenses, in an amount up to $150,000, all of which has been accrued. Xenith Corporation’s board of directors or Chief Executive Officer has the discretion to increase the maximum reimbursement amount provided to BankCap Partners Fund.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS OF XENITH CORPORATION

The following discussion and analysis presents Xenith Corporation’s financial condition and results of operations as of June 30, 2009. The following discussion should be read together with the historical financial statements of Xenith Corporation and the related notes included on pages F-33 through F-50 in this joint proxy statement and “UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION” beginning on page 36. This discussion contains forward-looking statements that involve risks and uncertainties. Actual results could differ significantly from those anticipated in the forward-looking statements as a result of certain factors, including those discussed in the section of joint proxy statement captioned “RISK FACTORS” beginning on page 17, and elsewhere in this joint proxy statement.

Xenith Corporation is a Virginia corporation formed for the purpose of owning and operating a full service, locally managed commercial bank specifically targeting the financial needs of middle-market corporations, real estate developers and investors, private banking clients and select retail banking clients in the Eastern, Central and Northern Virginia markets. Xenith Corporation was originally envisioned to be a de novo Virginia state-chartered bank, and was formerly known as Xenith Bank (In Organization). However, with the dramatic changes in the banking landscape and capital markets in 2008 and continuing into 2009, Xenith Bank (In Organization) modified its approach from attempting to open as a de novo bank to seeking an established banking partner. On May 5, 2009, Xenith Bank (In Organization) amended its articles of incorporation to become Xenith Corporation. On May 12, 2009, Xenith Corporation entered into the merger agreement with First Bankshares. References in this section to “Xenith” are to Xenith Bank (In Organization) or its predecessor in interest, CCB Organizing Group, LLC, prior to May 5, 2009, to Xenith Corporation on and after May 5, 2009 and until the completion of the merger and to Xenith Bankshares after the completion of the merger.

Xenith has not yet conducted active business operations. Xenith, however, has undertaken several activities during its organizational phase, including the following:

•	seeking, interviewing and selecting its directors and officers;

•	preparing its business plan;

•	securing sites in Richmond and in Northern Virginia for its offices;

•	negotiating its arrangements with BankCap Partners Fund;

•	negotiating and entering into the merger agreement with First Bankshares; and

•	raising $47.58 million in gross proceeds from a private offering of shares of Xenith Corporation.

On February 19, 2008, CCB Organizing Group, LLC, a Virginia limited liability company, was established to enable Xenith to enter into agreements and conduct pre-opening activities as part of its de novo bank strategy. CCB Organizing Group was established by BCP Fund I, a wholly-owned subsidiary of BankCap Partners Fund, T. Gaylon Layfield, III, a director and Xenith’s President and Chief Executive Officer, and Thomas W. Osgood, Xenith’s Chief Financial Officer and Chief Administrative Officer. Effective June 30, 2008, Xenith acquired all of the assets and assumed all of the liabilities of CCB Organizing Group. Effective July 1, 2008, CCB Organizing Group ceased performing any activities on Xenith’s behalf, and Xenith has performed all of those activities since July 1, 2008.

Plan of Operations

As noted below, Xenith Corporation expects to use the net cash proceeds from the private offering to provide additional capital for Xenith Bank following the completion of the merger. Xenith Bank will use these net cash proceeds for customer loans, investments and other general corporate purposes. Xenith Bank’s marketing strategy will be to focus on becoming Virginia’s middle-market commercial bank of choice. The main function of Xenith Bank’s branches will be to support the needs of its four primary business sectors: commercial and industrial, commercial real estate, private banking clients, and select retail banking clients. These market sectors have been targeted because they often have larger credit requirements than community banks can address, and they seek a relationship-oriented banking experience that is increasingly difficult to find. Xenith Bank’s substantial capital base will enable its bankers to meet a broad range of customer needs. Also, Xenith believes that the personal attention from a localized staff in combination with the innovative use of technology will mean that commercial customers will receive tailored solutions that fit their needs. Xenith intends to capitalize on the experience and relationships of its bankers and senior management team, as well as directors and shareholders, to build a diverse client base across the four business sectors highlighted above. Xenith intends to develop and offer what it believes will be a sophisticated and competitive array of banking services to address the needs of its targeted sectors.

Financial Results

From Xenith’s inception on February 19, 2008 through June 30, 2009, Xenith’s net loss was approximately $5.7 million. Xenith expects to continue to incur losses until the completion of the merger, which is expected to be completed by September 30, 2009. Xenith’s losses are, and will continue to be, attributable to its organizational expenses, including expenses for compensation and employee benefits, legal, consulting and professional fees, and other organizational expenses. The table below summarizes expenses as of June 30, 2009.

Condensed Statement of Income (Loss)	Inception to June 30, 2009
Income	$0
Expenses:
Compensation and employee benefits	$2,907,297
Professional fees	$1,568,965
Occupancy	$719,173
Other organizational and pre-opening expenses	$552,957
Net loss	$5,748,392

In addition to the operating expenses, Xenith has incurred capital expenditures of approximately $2.29 million through June 30, 2009.

Xenith’s operations have been and, until immediately prior to the completion of the merger, will continue to be funded through advances by BankCap Partners Fund. In Xenith Corporation’s private offering discussed under “—Private Offering” below, BankCap Partners Fund purchased an aggregate of 3.5 million shares of Xenith Corporation common stock, at a price of $10.00 per share. The total consideration for these shares ($35.0 million) consisted of a cash payment made at closing ($24.25 million), the satisfaction of all advances for organizational expenses made prior to the completion of the private offering ($9.0 million) and future advances for organizational expenses to be made by BankCap Partners Fund during the period beginning on the closing date of the private offering and ending immediately prior to the completion of the merger ($1.75 million). In addition, BankCap Partners Fund received warrants to purchase 450,000 shares of Xenith Corporation’s common stock, at a price of $10.00 per share, in recognition of the substantial financial risks undertaken by BankCap Partners Fund in funding Xenith’s operations. For the period beginning on the closing date of the private offering and ending immediately prior to the completion of the merger, BankCap Partners Fund has committed to make advances to Xenith to pay additional organizational expenses incurred during that period in an amount not to exceed $1.75 million. In the event that BankCap Partners Fund does not advance all of the committed $1.75 million prior to the completion of the merger for organizational expenses, it will pay Xenith Corporation an amount in cash equal to the portion of the $1.75 million that it has not advanced as of that date as the final payment for its shares.

Private Offering

On June 26, 2009, Xenith Corporation sold an aggregate of 4,758,100 shares of its common stock at a price of $10.00 per share, resulting in gross proceeds to Xenith Corporation of $47.58 million (including amounts previously contributed and amounts committed to be contributed). The shares were sold in a private offering to “accredited investors,” as defined in Rule 501 of Regulation D under the Securities Act. The gross cash proceeds from the private offering were placed in an escrow account with Wells Fargo Bank, N.A., Xenith Corporation’s escrow agent, until all conditions to the completion of the merger have been satisfied or waived. Immediately prior to the completion of the merger, the escrow agent will release the gross cash proceeds from the private offering, with any interest thereon, to Xenith Corporation. If the merger is not completed, the escrow agent will return the full amount of any cash subscription funds received by it promptly to subscribers in the private offering, with any interest earned thereon, as reduced by the amount of taxes owed by Xenith Corporation on such interest income, if any.

As noted above, at the completion of the private offering, BankCap Partners Fund received a portion of its shares of Xenith Corporation common stock in satisfaction of BankCap Partners Fund’s previously made advances and advances to be made by it during the period beginning on the closing date of the private offering and ending immediately prior to the completion of the merger. Assuming that (i) the merger is completed on September 30, 2009 and (ii) Xenith Corporation does not incur any unanticipated expenses, Xenith Corporation does not expect to draw on the amount committed to be advanced by BankCap Partners Fund for pre-merger organizational expenses. Consequently, Xenith Corporation estimates that the actual cash proceeds from the offering will be approximately $38.40 million (after deducting offering costs of $181,000).

Xenith Corporation expects to use the cash proceeds from the private offering as follows:

Gross proceeds from the private offering(1)	$47,581,000
Cash proceeds from the private offering	$38,400,000
Licensing and administrative fee(2)	$600,000
Funds to be used to fund the cash payment to cash-electing First Bankshares shareholders in the merger(3)	$5,252,000
Net cash proceeds from the private offering to be used by Xenith Bank for customer loans, investments and other general purposes	$32,548,000

(1)    The gross proceeds include $9.0 million previously advanced to Xenith Corporation by BankCap Partners Fund prior to the completion of the private offering and $1.75 million committed to be advanced by BankCap Partners Fund for organizational expenses during the period beginning on the closing date of the private offering and ending immediately prior to the completion of the merger. Assumes the completion of the merger on September 30, 2009 and includes estimated expenses of $7.5 million, all of which have or will be funded through advances by BankCap Partners Fund. If the merger is completed prior to September 30, 2009, Xenith Corporation expects that its organizational expenses will be less than $7.5 million. If the merger is completed after September 30, 2009, Xenith Corporation expects that its organizational expenses will exceed this amount.

(2)    Represents a fee of $600,000 to be paid to an affiliate of BankCap Partners Fund for a licensing and administrative support services agreement. See “INFORMATION ABOUT XENITH CORPORATION—Certain Relationships and Related Person Transactions—Relationship with BankCap Partners Fund I, L.P.” on page 144.

(3)    Assumes aggregate cash elections to receive the cash merger consideration of $9.23 per share equal 25% of the outstanding shares of First Bankshares’ common stock immediately prior to the completion of the merger.

As shown, Xenith Corporation plans to use at least approximately $32.55 million to capitalize Xenith Bank following the completion of the merger. Xenith believes that the net cash proceeds from the private offering, together with SuffolkFirst Bank’s existing capital base, will be sufficient to fund its operating expenses and capital requirements for at least the next 24 months.

Legal Proceedings

Xenith is not a party to any pending, nor to its knowledge any threatened, legal proceeding against it.

Properties

Xenith’s principal executive offices and main office are located at One James Center, 901 East Cary Street, Suite 1700, Richmond, Virginia 23219. Its main office occupies the entire 17th floor of One James Center, comprising approximately 16,131 square feet. The term of the lease is 62 months and commenced on November 1, 2008. During the first year of the lease, rent is $25.50 per square foot, and this base rent will escalate two percent annually on the gross rate throughout the term of the lease. Beginning in 2010, Xenith will pay its pro rata share of any increases in operating expenses, including building services, such as electrical, janitorial, sewage and water, and common area maintenance, such as landscaping and snow removal. Finally, Xenith will have the right to renew its lease for two additional three year terms at the greater of 95% of the market lease rate at the time of renewal or the base rent in effect immediately prior to the commencement of the extension period.

Additionally, Xenith leases 6,935 square feet of space located on the 14th floor of 8200 Greensboro Drive in Tysons Corner in McLean, Virginia, including approximately 24 parking spaces. This location will serve as Xenith’s branch banking location in Northern Virginia following the completion of the merger. The lease term commenced on approximately November 1, 2008 and will continue for 87 months with the option to extend the lease for an additional three years. Xenith pays an annual base rent of $246,192.50 for the initial year ($20,516.04 a month), which amount escalates over the term of the lease, plus its tenant’s share (2.67%) of operating expenses, including utilities, repair, maintenance, renovations, telephone service, sanitation, elevator maintenance and storm drainage and costs associated with licenses, certificates, insurance and management fees, among other things, and taxes.

Finally, Xenith’s operations center in Richmond is located in Suite 410 on the fourth floor in the Boulders Center building, located at 1011 Boulder Springs Drive, Richmond, Virginia 23225. The lease for 7,026 square feet of space commenced on December 1, 2008 and continues for 65 months. Rent was abated for the first five months of the lease in the total amount of $49,767.50, which, together with 10% interest per annum, compounded monthly, was amortized over the term of the lease. On May 1, 2009, Xenith began paying rent in the amount of $119,442 per annum ($9,953.50 per month), which amount escalates over the term of the lease, plus Xenith’s pro-rata share of operating expenses related to the building and the property, including taxes, insurance and costs of labor, supplies, equipment and tools used in operations and maintenance, utilities, maintenance and repairs, among other things.

The build-out and improvement costs for these three offices totaled approximately $665,000, net of tenant improvement allowances.

Following the completion of the merger, Xenith intends to operate the locations described above and SuffolkFirst Bank’s three existing locations, including assuming its obligations under its lease for the Plaza Branch, 1000 N. Main Street, Suffolk, Virginia 23434 location, which was renewed for a five-year term effective February 2, 2009, and continuing operations at its two owned locations, at 100 Bosley Avenue, Suffolk, Virginia 23434 and 3535 Bridge Road, Suffolk, Virginia 23435.

DESCRIPTION OF XENITH BANKSHARES CAPITAL STOCK

At the effective time of the merger, if Proposals II through VII are approved by First Bankshares shareholders, the articles of incorporation and bylaws of First Bankshares will be amended and restated so that they are similar in form and substance to Xenith Corporation’s current articles of incorporation and bylaws. See Proposals II through VII relating to the amended and restated articles of incorporation. We have summarized below the material terms of Xenith Bankshares’ capital stock that will be in effect if the merger is completed and if all of Proposals II through VII are approved. The following description of the material terms of the capital stock of Xenith Bankshares does not purport to be complete, assumes that all of Proposals II through VII are approved by First Bankshares shareholders and is subject to, and qualified in its entirety by reference to, the terms of the amended and restated articles of incorporation and amended and restated bylaws of Xenith Bankshares, which documents are included as exhibits G and H to the merger agreement which is attached as Annex A to this joint proxy statement.

Shareholders should note that the following description assumes that Proposals II through VII in this joint proxy statement are approved by First Bankshares shareholders and can be adopted in the form attached hereto as Appendix 1 to Annex B. If any of those proposals are not approved by First Bankshares shareholders, the amended and restated articles of incorporation may be different. See “NOTE REGARDING PROPOSALS II THROUGH VII” on page 109.

The authorized capital stock of Xenith Bankshares will consist of 100.0 million shares of common stock, par value $1.00 per share, and 25.0 million shares of preferred stock, par value $1.00 per share.

Upon the completion of the merger, we estimate that approximately 6,021,869 shares of Xenith Bankshares common stock will be outstanding, as well as options and warrants for an additional 916,053 shares, based upon an assumed exchange ratio of approximately 0.9068, calculated as described under “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Merger Consideration,” and no increase or decrease in options or warrants for First Bankshares or Xenith Corporation common stock between the date of this joint proxy statement and the completion of the merger. Upon completion of the merger, there will be no shares of preferred stock issued or outstanding.

Common Stock

Shares of Xenith Bankshares common stock will have the following rights, preferences and privileges:

Voting Rights

Holders of Xenith Bankshares common stock will be entitled to one vote per share on all matters voted on generally by shareholders, including the election of directors. Xenith Bankshares’ articles of incorporation will not provide for cumulative voting for the election of directors, which means that the holders of a majority of the outstanding shares of common stock will have the capacity to elect all of the members of the board of directors. Pursuant to the Investor Rights Agreement that was entered into by all of the shareholders of Xenith Corporation in connection with a previously conducted private offering, each former shareholder of Xenith Corporation has agreed to vote his or her shares of Xenith Corporation in favor of (1) one designee of BankCap Partners Fund for election to the Xenith Bankshares board of directors for so long as BankCap Partners Fund or any of its affiliates is a registered bank holding company under the Bank Holding Company Act with respect to Xenith Bankshares and (2) one additional designee of BankCap Partners Fund for election to the Xenith Bankshares board of directors for so long as BankCap Partners Fund and its affiliates own 25% or more of the outstanding common stock of Xenith Bankshares. Except as otherwise required by law or with respect to any outstanding class or series of Xenith Bankshares preferred stock, the holders of Xenith Bankshares common stock will possess all voting power.

Under Virginia law, shareholder action is generally effective upon majority vote. Virginia law, however, requires the affirmative vote of more than two-thirds of the outstanding shares of common stock for amendments to the Xenith Bankshares articles of incorporation, the approval of mergers, statutory share exchanges, certain sales or other dispositions of assets outside the usual and regular course of business or the dissolution of Xenith Bankshares. The articles of incorporation, however, will only require the affirmative vote of a majority of all votes entitled to be cast for amendments to the articles of incorporation, the approval of mergers, statutory share exchanges, certain sales or other dispositions of assets outside the usual and regular course of business or the dissolution of Xenith Bankshares.

Dividend Rights; Rights Upon Liquidation

Subject to any preferential rights of holders of any of Xenith Bankshares’ preferred stock outstanding, holders of shares of Xenith Bankshares common stock will be entitled to receive dividends on their shares of common stock out of assets legally available for distribution when, as and if authorized and declared by the board of directors and to share ratably in the assets legally available for distribution to its shareholders in the event of its liquidation, dissolution or winding-up.

Preemptive Rights

Holders of Xenith Bankshares common stock will not have preemptive rights to purchase, subscribe for or otherwise acquire any of Xenith Bankshares’ unissued securities.

Miscellaneous

Holders of Xenith Bankshares common stock will not have preferences or conversion or exchange rights. Shares of Xenith Bankshares common stock will not be liable for further calls or assessments by Xenith Bankshares, and the holders of common stock will not be liable for any of Xenith Bankshares’ liabilities. Shares of Xenith Bankshares common stock will not be subject to any sinking fund provisions or redemption provisions.

For a discussion of certain contractual rights that certain Xenith Bankshares shareholders will have, see “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Xenith Corporation Investor Rights Agreement” on page 116.

Exchange Listing

First Bankshares common stock is presently listed on the NASDAQ Capital Market under the symbol “SUFB,” and the common stock of Xenith Bankshares is expected to be listed on the NASDAQ Capital Market under the symbol “XBKS.”

Preferred Stock

Xenith Bankshares’ articles of incorporation will authorize the board of directors to designate and issue from time to time one or more series of preferred stock without shareholder approval. The board of directors will be able to fix and determine the preferences, limitations and relative rights of each series of preferred stock issued, including but not limited to dividend rates, conversion prices, voting rights, redemption prices and maturity dates. Because the Xenith Bankshares board of directors will have the power to establish the preferences and rights of each series of preferred stock, it will be able to afford the holders of any series of preferred stock preferences and rights, voting or otherwise, senior to the rights of holders of Xenith Bankshares common stock. It is not possible to state the actual effect of the issuance of any shares of preferred stock upon the rights of holders of common stock until the board of directors determines the specific rights of the holders of preferred stock. Xenith Bankshares has no present plans to issue any shares of preferred stock.

Transfer Agent and Registrar

Registrar and Transfer Company is presently the transfer agent for First Bankshares common stock and is expected to be the transfer agent for Xenith Bankshares common stock.

Antitakeover Provisions of Xenith Bankshares Articles of Incorporation, Bylaws and Virginia Law

General

The Xenith Bankshares articles of incorporation and bylaws will, and Virginia law does, contain provisions that may have the effect of impeding the acquisition of control of Xenith Bankshares by means of a tender offer, a proxy fight, open market purchases or otherwise in a transaction not approved by the board of directors. These provisions are designed to reduce, or have the effect of reducing, Xenith Bankshares’ vulnerability to coercive takeover practices and inadequate takeover bids. The existence of these provisions could limit the price that investors might otherwise pay in the future for shares of common stock. In addition, these provisions make it more difficult for shareholders, should they choose to do so, to remove the Xenith Bankshares board of directors or management.

Articles of Incorporation and Bylaws

Preferred Stock. The Xenith Bankshares articles of incorporation authorize its board of directors to establish one or more series of preferred stock and to determine, with respect to any series of preferred stock, the preferences, rights and other terms of such series. Under this authority, the board of directors could create and issue a series of preferred stock with rights, preferences or restrictions that have the effect of discriminating against an existing or prospective holder of Xenith Bankshares capital stock as a result of such holder beneficially owning or commencing a tender offer for a substantial amount of its common stock. One of the effects of authorized but unissued and unreserved shares of preferred stock may be to render it more difficult for, or to discourage an attempt by, a potential acquiror to obtain control of Xenith Bankshares by means of a merger, tender offer, proxy contest or otherwise, and thereby protect management’s continuity. The issuance of shares of preferred stock may have the effect of delaying, deferring or preventing a change of control of Xenith Bankshares without any action by its shareholders.

Election of Directors; Board Vacancies; Removal. The voting agreement provides that each shareholder of Xenith Corporation (prior to the merger) agrees to vote his or her shares of Xenith Corporation or Xenith Bankshares (following the merger), as applicable, in favor of up to two designees standing for election to the board of directors who have been designated by BankCap Partners Fund. This right will expire under the same conditions as described under “—Common Stock—Voting Rights” above.

Virginia law provides, and the Xenith Bankshares bylaws will provide, that any vacancy occurring on the board of directors may be filled by a majority of directors then in office, even if less than a quorum. Moreover, the Xenith Bankshares articles of incorporation will provide that directors may be removed only for cause. These provisions may discourage a third party from voting to remove incumbent directors and simultaneously gaining control of the board of directors by filling the vacancies created by that removal with its own nominees.

Shareholder Meetings. Under the Xenith Bankshares bylaws, only the chairman of the board, the president or a majority of the board of directors will be able to call special meetings of shareholders. The bylaws also provide that shareholders may only conduct business at special meetings of shareholders that is specified in the notice of the meeting.

Advance Notification of Shareholder Nominations and Proposals. The Xenith Bankshares bylaws establish advance notice procedures with respect to shareholder proposals and the nomination of persons for election as directors, other than nominations made by or at the direction of the board of directors.

Virginia Antitakeover Statutes

Virginia has two antitakeover statutes: the Affiliated Transactions Statute and the Control Share Acquisitions Statute.

Affiliated Transactions Statute. Virginia law contains provisions governing affiliated transactions. An affiliated transaction generally is defined as any of the following transactions:

•

a merger, a share exchange, or material dispositions of corporate assets not in the ordinary course of business, to or with an interested shareholder, or any material guarantee of any indebtedness of any interested shareholder (defined as any holder of more than 10% of any class of outstanding voting shares);

•

certain sales or other dispositions of our voting shares or any of our subsidiaries having an aggregate fair market value greater than 5% of the aggregate fair market value of all outstanding voting shares;

•	any dissolution of the corporation proposed by or on behalf of an interested shareholder; or

•

any reclassification, including reverse stock splits, or recapitalizations that increases the percentage of the outstanding voting shares owned beneficially by any interested shareholder by more than 5%.

In general, these provisions prohibit a Virginia corporation from engaging in affiliated transactions with any holder of more than 10% of any class of its outstanding voting shares, or an interested shareholder, for a period of three years following the date that such person became an interested shareholder unless:

•

the board of directors of the corporation and the holders of two-thirds of the voting shares, other than the shares beneficially owned by the interested shareholder, approve the affiliated transaction; or

•	before the date the person became an interested shareholder, the board of directors approved the transaction that resulted in the shareholder becoming an interested shareholder.

After three years, any such transaction must be at a “fair price,” as statutorily defined or must be approved by the holders of two-thirds of the voting shares, other than the shares beneficially owned by the interested shareholder.

Control Share Acquisitions Statute. Virginia law also contains provisions relating to control share acquisitions, which are transactions causing the voting strength of any person acquiring beneficial ownership of shares of a Virginia public corporation to meet or exceed certain threshold percentages (20%, 33 1/3% or 50%) of the total votes entitled to be cast for the election of directors. Shares acquired in a control share acquisition have no voting rights unless:

•	the voting rights are granted by a majority vote of all outstanding shares other than those held by the acquiring person or any officer or employee director of the corporation; or

•	the articles of incorporation or bylaws of the corporation provide that these Virginia law provisions do not apply to acquisitions of its shares.

The acquiring person may require that a special meeting of the shareholders be held to consider the grant of voting rights to the shares acquired in the control share acquisition.

As permitted by Virginia law, the Xenith Bankshares bylaws will opt out of the control share acquisition provisions of Virginia law.

COMPARATIVE RIGHTS OF SHAREHOLDERS

First Bankshares and Xenith Corporation are incorporated under the laws of the Commonwealth of Virginia. Consequently, the rights of First Bankshares shareholders and Xenith Corporation shareholders are both governed by the laws of the Commonwealth of Virginia. As a result of the merger, Xenith Corporation shareholders will become shareholders of First Bankshares, which will change its name to Xenith Bankshares, Inc., if Proposal II is approved by First Bankshares shareholders. At the effective time of the merger, the First Bankshares articles of incorporation, if Proposals III through VII are approved by First Bankshares shareholders, and bylaws of First Bankshares will be amended and restated so that they are similar in form and substance to Xenith Corporation’s current articles of incorporation and bylaws.

The following summary is not intended to be a complete statement of Virginia law or of the provisions of each company’s governing documents affecting, and the differences between, the rights of First Bankshares shareholders and those of Xenith Bankshares shareholders. The identification of specific provisions or differences is not meant to indicate that other differences do not exist. For additional information regarding the specific rights of holders of Xenith Bankshares common stock, you should read the section of this joint proxy statement entitled “DESCRIPTION OF XENITH BANKSHARES CAPITAL STOCK” beginning on page 150. You should also read carefully the amended and restated articles of incorporation of Xenith Bankshares, attached to this joint proxy statement as Appendix 1 to Annex B, and the amended and restated bylaws of Xenith Bankshares, attached to this joint proxy statement as Exhibit H to Annex A.

Shareholders should note that the following description assumes that Proposals II through VII in this joint proxy statement are approved by First Bankshares shareholders. If any of those proposals are not approved by First Bankshares shareholders, the amended and restated articles of incorporation of Xenith Bankshares may be different. See “NOTE REGARDING PROPOSALS II THROUGH VII” on page 109.

First Bankshares	Xenith Bankshares

Authorized Capital Stock

First Bankshares is authorized to issue 10,000,000 shares of common stock, par value $3.20 per share, of which 2,276,298 shares were issued and outstanding as of the date of this joint proxy statement. First Bankshares is not authorized to issue shares of preferred stock.

Holders of shares of First Bankshares common stock are entitled to receive dividends on their shares of common stock out of assets legally available for distribution when, as and if authorized by the First Bankshares board of directors and to share ratably in the corporation’s assets in the event of liquidation, dissolution or winding-up.

Xenith Bankshares will be authorized to issue 100,000,000 shares of common stock, par value $1.00 per share, of which it is estimated that approximately 6,021,869 shares will be outstanding following the effective time of the merger. Xenith Bankshares will be authorized to issue up to 25,000,000 shares of preferred stock, par value $1.00 per share, with preferences, limitations and relative rights to be determined by the Xenith Bankshares board of directors to the extent permitted by Virginia law.

Subject to any preferential rights of holders of any of Xenith Bankshares preferred stock outstanding, holders of shares of Xenith Bankshares common stock will be entitled to receive dividends on their shares of common stock out of assets legally available for distribution when, as and if authorized by the Xenith Bankshares board of directors and to share ratably in the corporation’s assets in the event of liquidation, dissolution or winding-up.

Size of Board of Directors

First Bankshares’ bylaws provide that the board of directors must consist of no less than seven directors and no more than 15 directors, with the exact number fixed by the board of directors.	Xenith Bankshares’ bylaws will provide that the board of directors must consist of no less than eight directors and no more than 20 directors, with the exact number fixed by the board of directors. Following the completion of the merger, Xenith Bankshares’ board of directors will consist of 10 directors.

First Bankshares	Xenith Bankshares

Preemptive Rights

Preemptive rights permit a shareholder to purchase additional shares issued by the corporation in order to preserve such stockholder’s proportionate ownership interest in the corporation. Virginia law provides that, unless otherwise provided in the corporation’s articles of incorporation or bylaws, shareholders of corporations incorporated after December 31, 2005 do not have preemptive rights.

First Bankshares’ articles of incorporation do not provide that shareholders have a preemptive right to acquire authorized and unissued shares of First Bankshares’ stock.	Xenith Bankshares’ articles of incorporation will not provide that shareholders have a preemptive right to acquire authorized and unissued shares of Xenith Bankshares’ stock.

Election of Directors

First Bankshares’ bylaws provide that the election of directors is determined by a plurality of the votes cast, in person or by proxy, at a meeting of shareholders at which a quorum is present. First Bankshares’ articles and bylaws do not provide for the cumulative voting of directors.	Pursuant to Virginia law, Xenith Bankshares’ directors will be elected by a plurality of the votes cast, in person or by proxy, by the shares entitled to vote in the election at a meeting of shareholders at which a quorum is present. Xenith Bankshares’ bylaws will be silent on these issues.

Classes of Directors

First Bankshares’ articles of incorporation and bylaws provide for a single class of directors elected annually.	Xenith Bankshares’ articles of incorporation and bylaws will provide for a single class of directors elected annually.

Qualifications of Directors

First Bankshares’ bylaws set forth no age requirements for directors, nor do the bylaws require that a person own shares of stock of First Bankshares to be qualified as a director.	Xenith Bankshares’ bylaws will set forth no age requirements for directors, nor will the bylaws require that a person own shares of stock of Xenith Bankshares to be qualified as a director.

Filling Vacancies on the Board of Directors

First Bankshares’ bylaws provide that a majority vote of the directors in office may fill any vacancy occurring on First Bankshares’ board of directors, even if a quorum of the board is not present, unless sooner filled by the shareholders.	Xenith Bankshares’ bylaws will provide that a majority vote of the directors in office may fill any vacancy occurring on Xenith Bankshares’ board of directors, even if a quorum of the board is not present.

First Bankshares	Xenith Bankshares

Removal of Directors

First Bankshares’ bylaws provide that at a shareholders’ meeting called and noticed expressly for the purpose of removing a director, a director may be removed, with or without cause, if the votes cast to remove him constitutes a majority of the votes entitled to be cast at an election of directors.	Xenith Corporation’s bylaws will provide that at a shareholders’ meeting called expressly for the purpose of removing a director, a director may be removed, if the votes cast to remove him constitutes a majority of the votes entitled to be cast at an election of directors of the voting group or voting groups by which the director was elected. Xenith Bankshares’ articles of incorporation will provide that directors may be removed by the shareholders only with cause.

Notice of Director Nominations and Shareholder Proposals

Under the Exchange Act, shareholders of public companies must submit their proposals for inclusion in a corporation’s proxy materials in writing. Shareholders may only submit one proposal for each meeting, and the proposal may be no more than 500 words. The proposal must be received no less than 120 days prior to the first anniversary date of the initial notice given to stockholders of record on the record date for the previous annual meeting, provided that if the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, such notice must be given a reasonable amount of time before the corporation begins to print its proxy materials for the meeting.

First Bankshares’ bylaws provide that any shareholder entitled to vote in the election of directors generally may submit proposals for consideration at the annual meeting of shareholders only if written notice of the shareholder’s intent to submit such proposals is received by the President of First Bankshares not less than 120 days prior to the first anniversary date of the initial notice given to shareholders of record on the record date for the previous annual meeting; provided that if the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, such notice must be given not less than 90 days nor more than 120 days prior to the date set forth for such annual meeting of shareholders.

First Bankshares’ bylaws provide that any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as director(s) at an annual meeting only if written notice of the shareholder’s intent to make such nominations is received by the President of First Bankshares not less than 120 days prior to the first anniversary date of the initial notice given to shareholders of record on the record date for the previous annual meeting; provided that if the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, such notice must be given not less than 90 days nor more than 120 days prior to the date set forth for such annual meeting of shareholders. Each such notice of a shareholder’s intention to make a nomination for director must include (i) certain identifying information, (ii) a description of all arrangements or understandings between the shareholder, each nominee for director and any other person pursuant to which the nomination is to be made, (iii) information regarding the nominee that would have to be included in a proxy statement if the nominee had been, or was intended to be, nominated by the board of directors, and (iv) the nominee’s written consent to serve as a director of First Bankshares, if elected.

Xenith Bankshares’ bylaws will provide that any shareholder entitled to vote in the election of directors generally may submit proposals for consideration at the annual meeting of shareholders only if written notice of the shareholder’s intent to submit such proposals is received by the Secretary of Xenith Bankshares not less than 120 days prior to the date of the anniversary of the immediately preceding annual meeting. Each such notice of a shareholder’s intention to bring business before an annual meeting must include the information described below.

Xenith Bankshares’ bylaws will provide that any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as director(s) at the annual meeting of shareholders only if written notice of the shareholder’s intent to submit such proposals is received by the Secretary of Xenith Bankshares not less than 120 days prior to the date of the anniversary of the immediately preceding annual meeting. Each such notice of a shareholder’s intention to make a nomination for director will have to include the information described below.

Each notice of a shareholder’s intention to bring business before an annual meeting, and each notice of a shareholder’s intention to make a nomination for director, will have to contain (i) certain identifying information of the proposing or nominating shareholder, (ii) a description of any agreement that has been entered into as of the date of the shareholder’s notice by, or on behalf of, the shareholder and any other person, on whose behalf the proposal or nomination is made, the effect or intent of which is to mitigate loss, manage risk or benefit resulting from share price changes of, or increase or decrease the voting power of the shareholder or any other person on whose behalf the nomination or proposal is made with respect to, shares of stock of Xenith Bankshares, (iii) a description of any agreement with respect to such proposal or nomination between or among the shareholder and any other person or affiliate on whose behalf the proposal or nomination is made, and (iv) a representation that the shareholder will notify Xenith Bankshares of changes in certain of the disclosed information.

Each notice of a shareholder’s intention to bring business before the annual meeting will have to also include (x) a brief description of the business desired to be brought before the annual meeting (with the complete text of any resolutions to be presented at the annual meeting) and the reasons for conducting such business at the meeting, and (y) a description of any material interest of the shareholder in such business.

Each notice of a shareholder’s intention to make a nomination for director must also contain(a) information regarding the nominee that would have been required to be included in a proxy statement if the nominee had been, or was intended to be, nominated by the board of directors, (b) a description of all arrangements and relationships between the shareholder and each nominee and any other person pursuant to which nominations are to be made by the shareholder, and (c) the nominee’s written consent to serve as a director of Xenith Bankshares, if elected.

First Bankshares	Xenith Bankshares
Affiliated Transactions Statute

Virginia law contains provisions regulating “affiliated transactions.” In general, this law prohibits a Virginia corporation from engaging in affiliated transactions with any holder of more than 10% of any class of its outstanding shares, referred to herein as an interested shareholder, for a period of three years following the date that such person became an interested shareholder unless certain conditions are satisfied. For a further description of the Virginia Affiliated Transactions Statute, see “DESCRIPTION OF XENITH BANKSHARES CAPITAL STOCK—Antitakeover Provisions of Xenith Bankshares Articles of Incorporation, Bylaws and Virginia Law—Virginia Antitakeover Statutes—Affiliated Transactions Statute” beginning on page 152.

A Virginia corporation may include in its articles of incorporation initially filed with the State Corporation Commission of the Commonwealth of Virginia a provision opting out of the affiliated transactions statute. The shareholders of a Virginia corporation may also adopt an amendment to the corporation’s articles of incorporation or bylaws opting out of the affiliated transactions statute.

First Bankshares’ articles of incorporation and bylaws are silent on this issue; therefore, the affiliated transactions statute applies to affiliated transactions between the company and an interested shareholder.	Xenith Bankshares’ articles of incorporation and bylaws will be silent on this issue; therefore, the affiliated transactions statute will apply to affiliated transactions between the company and interested shareholders.
Control Share Acquisitions Statute

Virginia law also contains provisions relating to control share acquisitions, which are transactions causing the voting strength of any person acquiring beneficial ownership of shares of a Virginia public corporation to meet or exceed certain threshold percentages (20%, 33 1/3% or 50%) of the total votes entitled to be cast for the election of directors. For a further description of the Virginia Control Acquisitions Statute, see “DESCRIPTION OF XENITH BANKSHARES CAPITAL STOCK—Antitakeover Provisions of Xenith Bankshares Articles of Incorporation, Bylaws and Virginia Law—Virginia Antitakeover Statutes—Control Share Acquisitions Statute” beginning on page 153.

A Virginia corporation may include in its articles of incorporation or bylaws a provision opting out of the control share acquisition statute.

First Bankshares’ articles of incorporation and bylaws are silent on this issue; therefore the control share acquisitions statute will apply to certain acquisitions of the company’s common stock.	As permitted by Virginia law, Xenith Bankshares’ bylaws will include a provision opting out of the control share acquisitions statute.
Calling Special Meetings of Shareholders
First Bankshares’ bylaws provide that special meetings of shareholders may be called by the Chairman of the board of directors, the President of First Bankshares or a majority of the board of directors. The notice must contain the purpose for which the special meeting is called and certain other procedural information.	Xenith Bankshares’ bylaws will provide that special meetings of shareholders may be called by the Chairman of the board of directors, the President of Xenith Bankshares or a majority of the board of directors. The notice must contain the purpose for which the special meeting is called and certain other procedural information.

First Bankshares	Xenith Bankshares
Notice of Meetings
First Bankshares’ bylaws require that notice of any annual or special meeting be served on each shareholder entitled to vote at the meeting, personally or by mail, or by electronic transmission if consented to by the shareholder as provided in First Bankshares’ bylaws, not less than 10 nor more than 60 days before the date of the meeting, except that the notice must be delivered not less than 25 days before the date of a meeting called to act on an amendment to the articles of incorporation, a plan of merger or share exchange, a proposed disposition of all or substantially all of the property of First Bankshares, other than in the ordinary course of business, or the dissolution of First Bankshares.	Xenith Bankshares’ bylaws will require that notice of any annual or special meeting be given to each shareholder entitled to vote at the meeting, in any manner permitted by law and including electronic transmission, not less than 10 nor more than 60 days before the date of the meeting. Under Virginia law, however, the notice must be delivered not less than 25 days before the date of a meeting called to act on an amendment to the articles of incorporation, a plan of merger or share exchange, a proposed disposition of all or substantially all of the property of Xenith Bankshares, other than in the ordinary course of business, or the dissolution of Xenith Bankshares.
Vote Required for Amendments to Articles of Incorporation and Certain Transactions

Under Virginia law, a corporation may amend its articles of incorporation at any time to add or change a provision that is required or permitted in the articles or to delete a provision not required in the articles by a vote of two-thirds of the outstanding shares entitled to vote. A lesser vote may be allowed by the articles of incorporation. Virginia law also provides that a plan of merger or share exchange must be approved by a two-thirds vote of each eligible voting group entitled to vote on the transaction at a meeting at which a quorum of the voting group is present, provided that the transaction is approved by a majority of all votes cast. Transactions involving the sale of all or substantially all of a corporation’s assets other than in the regular course of business must be approved by a two-thirds vote of all votes entitled to be cast.

First Bankshares’ articles of incorporation provide that an amendment of the corporation’s articles of incorporation, a plan of merger or share exchange, a transaction involving the sale of all or substantially all of the corporation’s assets other than in the regular course of business and a plan of dissolution shall be approved by a majority of all shareholders entitled to vote on such transaction, at a meeting at which a quorum of each voting group is present, provided that the transaction has been approved and recommended by at least two-thirds of the directors in office. If the transaction was not approved by at least two-thirds of the directors in office, the transaction shall be approved by the vote of 80% or more of all the votes entitled to be cast on such transaction by each voting group entitled to vote on the transaction.

Xenith Bankshares’ articles of incorporation will provide that an amendment or restatement of the corporation’s articles of incorporation, a merger or share exchange, a sale or other disposition of all or substantially all of the corporation’s property otherwise than in the usual and regular course of business and a plan of dissolution shall be approved by a majority of all votes entitled to be cast by each voting group entitled to vote on such action.

First Bankshares	Xenith Bankshares
Amendment of Bylaws
First Bankshares’ bylaws vest the power to amend the bylaws in the shareholders and in the board of directors except to the extent that (i) the power to amend the bylaws is reserved exclusively to First Bankshares shareholders by law or the articles of incorporation, or (ii) the shareholders in adopting or amending the particular bylaws provide expressly that the board of directors may not amend or repeal the same. First Bankshares’ articles of incorporation are silent on these issues.	Xenith Bankshares’ bylaws will vest the power to amend or alter the bylaws in the shareholders or in the board of directors, at any meeting of the board of directors by the affirmative vote of a majority of the number of directors fixed by the bylaws, except to the extent that (i) the power to amend the bylaws is reserved exclusively to Xenith Bankshares’ shareholders by law or the articles of incorporation, or (ii) the shareholders in adopting or amending the particular bylaws provide expressly that the board of directors may not amend or repeal the same. Xenith Bankshares’ articles of incorporation will be silent on these issues.
Indemnification of Directors and Executive Officers

First Bankshares’ articles of incorporation provides that, to the full extent that Virginia law permits the limitation or elimination of the liability of directors or officers, a director or officer of First Bankshares will not be liable to First Bankshares or its shareholders for monetary damages. First Bankshares’ articles of incorporation further provides that, for this purpose, the terms “director” and “officer” include (i) every director and officer of First Bankshares or any corporation the majority of the voting stock of which is owned, directly or indirectly, by First Bankshares, (ii) every former director and officer of First Bankshares, (iii) every person who may have served at the request of or on behalf of First Bankshares as a director or officer of another corporation, partnership, joint venture, trust or other entity, and, (iv) in all such cases, his or her executors and administrators.

Pursuant to Virginia law, the determination to indemnify will be made, (a) if there are two or more disinterested directors, by the board of directors by a majority vote of the disinterested directors, or by a majority of the members of a committee of two or more disinterested directors appointed by such a vote, (b) by a special legal counsel either (i) selected in the manner described in (a) above, if there are more than two disinterested directors, or, (ii) if there are fewer than two disinterested directors, selected by the board of directors, in which selection interested directors may participate, or (c) by the shareholders, except that shares owned by or voted under the control of an interested director may not vote on the determination. First Bankshares’ articles are silent on this issue.

Xenith Bankshares’ articles of incorporation will provide that Xenith Bankshares will indemnify (i) any person who was or is a party to any proceeding, including a proceeding brought by a shareholder in the right of Xenith Bankshares or brought by or on behalf of Xenith Bankshares shareholders, by reason of the fact that he or she is or was a director or officer of Xenith Bankshares, or (ii) any director or officer of Xenith Bankshares who is or was serving at the request of Xenith Bankshares as a director, member, trustee, partner, manager, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability incurred by him or her in connection with any proceeding; unless, in either case, he or she engaged in willful misconduct or a knowing violation of the criminal law. Xenith Bankshares’ articles of incorporation will further provide that, with respect to the indemnification provisions of Article VII, references to directors, members, trustees, partners, manager, officers, employees or agents will include former directors, members, trustees, partners, manager, officers, employees and agents and their respective heirs, executors and administrators.

Xenith Bankshares’ articles will provide that the determination to indemnify will be made (a) by the board of directors by majority vote of a quorum of directors who are not parties to the proceeding, (b) if a quorum cannot be obtained under (a) above, by majority vote of a committee designated by the board of directors (including directors who are parties to the proceeding), such committee consisting solely of two or more directors not parties to the proceeding, (c) by special legal counsel (i) selected by the board of directors or its committee in the manner outlined in (a) or (b) above, or (ii) if the legal counsel cannot be selected pursuant to (i), selected by majority vote of the full board of directors (including directors who are parties to the proceeding), or (d) by the shareholders, except that shares owned by or voted under the control of directors who are parties to the proceeding may not vote on the determination.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

OF FIRST BANKSHARES

The following table and the related notes show information known to First Bankshares with respect to the beneficial ownership of First Bankshares common stock as of August 17, 2009 by:

•	each person or group of affiliated persons who is known by First Bankshares to beneficially own more than 5% of First Bankshares common stock;

•	each of First Bankshares’ current directors and director nominees;

•	each of the First Bankshares executive officers identified below; and

•	all of First Bankshares’ current directors and executive officers as a group.

As of August 17, 2009, there were 2,276,298 shares of First Bankshares common stock issued and outstanding. Unless otherwise noted below, First Bankshares believes that each person named in the table has sole voting and sole investment power with respect to each of the shares reported as owned by such person.

Amount and Nature of Beneficial Ownership (1)

Name	Shares of First Bankshares Common Stock		Exercisable Options	Total	Percent of Class (including exercisable options)
Directors and Certain Executive Officers:
Larry L. Felton	32,901	(2)	9,020	41,921	1.83%
James E. Turner, Jr.	81,417	(3)	9,020	90,437	3.96%
Peter C. Jackson	101,235	(4)	9,020	110,255	4.82%
Darrell G. Swanigan	9,562	(5)	15,400	24,962	1.09%
Jonie N. Mansfield	11,444	(6)	9,020	20,464	*
Robert M. Moore, Jr.	9,108	(7)	—	9,108	*
Clinton L. Varner	50,875	(8)	6,270	57,145	2.50%
Jack W. Webb, Jr.	18,943		9,020	27,963	1.22%
Clay K. White	46,483	(9)	6,270	52,753	2.31%
James R. A. Stanley, Jr.	1,596	(10)	9,075	10,671	*
Keith B. Hawkins	16,186		—	16,186	*
All directors and executive officers of First Bankshares as a group (contains 12 individuals) (11)	383,600		86,350	469,950	19.87%

Voting Group:
First Bankshares Voting Group (12)	379,750		82,115	461,865	19.58%

*	Represents less than 1% of total outstanding shares including exercisable options.

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days. This includes shares which may be deemed beneficially owned by virtue of family relationships, joint ownership, voting power, or investment power.
(2)	Includes 9,488 shares held jointly with his spouse.
(3)	Includes 38,775 shares held jointly with his spouse.
(4)	Includes 61,875 shares held by Jackson Investments, LLC and 38,672 shares held by Jackson Family Investments, L.L.C., with respect to which Mr. Jackson has sole investment and voting power.
(5)	Includes 3,438 shares held in an IRA by Mr. Swanigan’s wife and 55 shares held as custodian by Mr. Swanigan’s daughter, who lives in his home.
(6)	Includes 344 shares held jointly with her daughter.
(7)	Includes 8,558 shares held jointly with his spouse.
(8)	Includes 49,940 shares held jointly with his spouse.
(9)	Includes 45,548 shares held jointly with his spouse.
(10)	Includes 1,348 shares held jointly with his spouse and 248 shares held by Mr. Stanley’s stepson, who lives in his home.
(11)	All directors and executive officers of First Bankshares as a group includes 12 individuals, and includes shares and exercisable options held by Robert E. Clary, Chief Financial Officer.
(12)	The business address of the First Bankshares Voting Group is c/o First Bankshares, Inc., 3535 Bridge Road, P.O. Box 1340, Suffolk, Virginia 23439. See “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Voting Agreements” on page 87 for more information.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

OF XENITH CORPORATION

The following table and the related notes show information known to Xenith Corporation with respect to the beneficial ownership of Xenith Corporation’s common stock as of August 19, 2009 by:

•	each person or group of affiliated persons who is known by Xenith Corporation to beneficially own more than 5% of Xenith Corporation’s common stock;

•	each of Xenith Corporation’s current directors;

•	each of the Xenith Corporation executive officers identified below; and

•	all of Xenith Corporation’s current directors and executive officers as a group.

As of August 19, 2009, there were 4,758,100 shares of Xenith Corporation common stock issued and outstanding. Unless otherwise noted below, Xenith Corporation believes that each person named in the table has sole voting and sole investment power with respect to each of the shares reported as owned by such person.

Amount and Nature of Beneficial Ownership (1)

Name and Address	Shares of Xenith Corporation Common Stock		Exercisable Options and Warrants		Total	Percent of Class (including exercisable options and warrants)
Principal Shareholders:
BankCap Partners Fund (2)	3,500,000		450,000	(3)	3,950,000	75.84%

Directors and Executive Officers:
T. Gaylon Layfield, III	100,000		80,000		180,000	3.72%
Palmer P. Garson	30,000		3,000		33,000	*
Brian D. Jones	3,500,000	(4)	450,000	(3)	3,950,000	75.84%
Malcolm S. McDonald	50,000		5,000		55,000	1.15%
Robert J. Merrick	20,000		2,000		22,000	*
Scott A. Reed	3,500,000	(4)	450,000	(3)	3,950,000	75.84%
Mark B. Sisisky	40,000		4,000	(5)	44,000	*
Thomas W. Osgood	50,000		40,000		90,000	1.88%
Wellington W. Cottrell, III	20,000		16,000		36,000	*
Ronald E. Davis	10,000		8,000		18,000	*
W. Jefferson O’Flaherty	20,000		16,000		36,000	*
All directors and executive officers of Xenith Corporation as a group (contains 11 individuals) (6)	3,840,000		624,000		4,464,000	82.94%

Voting Groups:
Xenith Corporation Voting Group (7)	4,758,100		648,000		5,406,100	100%
BankCap-Layfield Voting Group (8)	3,600,000		530,000		4,130,000	78.10%

*	Represents less than 1% of total outstanding shares including exercisable options.
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days. This includes shares which may be deemed beneficially owned by virtue of family relationships, joint ownership, voting power, or investment power.

(2)	The general partner of BankCap Partners Fund is managed by BankCap Equity Fund, LLC, which, in turn, is managed by Messrs. Jones and Reed (both directors of Xenith Corporation). Messrs. Jones and Reed share voting and investment power over the shares held by BankCap Partners Fund. The business address of BankCap Partners Fund is Suite 800, 2000 McKinney Avenue, Dallas, Texas 75201.
(3)	Consisting of a warrant to purchase 450,000 shares that Xenith Corporation has granted to BankCap Partners Fund for advances made by it to Xenith Corporation during the organizational phase. Messrs. Jones and Reed share voting and investment power over the shares owned by BankCap Partners Fund.
(4)	Includes shares held by BankCap Partners Fund. Messrs. Jones and Reed share voting and investment power over the shares held by BankCap Partners Fund. The general partner of BankCap Partners Fund is managed by BankCap Equity Fund, LLC, which, in turn, is managed by Messrs. Jones and Reed (both directors of Xenith Corporation).
(5)	2,500 of which shares are held by New Dominion of Virginia, LC, a Virginia limited liability company of which Mr. Sisisky is the manager. He has sole voting and investment power over the shares held by New Dominion of Virginia, LC.
(6)	Messrs. Jones and Reed share voting and investment power over the shares owned by BankCap Partners Fund. This overlap in beneficial ownership has been eliminated in calculating the number of shares and percentage of the class held by Xenith Corporation’s directors and executive officers as a group.
(7)	The business address of the Xenith Corporation Voting Group is c/o Xenith Corporation, One James Center, 901 East Cary Street, Suite 1700, Richmond, Virginia 23219. See “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Xenith Corporation Investor Rights Agreement” on page 106 for more information.
(8)	The business address of the BankCap-Layfield Voting Group is c/o Xenith Corporation, One James Center, 901 East Cary Street, Suite 1700, Richmond, Virginia 23219. See “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Xenith Corporation Investor Rights Agreement” on page 106 for more information.

PRO FORMA SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT OF XENITH BANKSHARES

The following table and the related notes show pro forma information with respect to the expected beneficial ownership of Xenith Bankshares’ common stock upon completion of the merger by:

•	each person or group of affiliated persons who is expected to beneficially own more than 5% of Xenith Bankshares’ common stock;

•	each person who will serve as a director of Xenith Bankshares;

•	each person identified below who will serve as an executive officer of Xenith Bankshares; and

•	all persons who will serve as directors and executive officers of Xenith Bankshares as a group.

The pro forma information in the table assumes that the merger occurs on September 30, 2009 and assumes a book value per share of Xenith Corporation common stock of $8.37, which would result in an exchange ratio under the terms of the merger agreement of approximately 0.9068 shares of Xenith Bankshares common stock for one share of Xenith Corporation common stock. The pro forma information in the table reflects a conversion of outstanding options and warrants to purchase Xenith Corporation common stock into options and warrants to purchase Xenith Bankshares common stock at the same exchange ratio as that used in converting Xenith Corporation common stock into Xenith Bankshares common stock. The pro forma information in the table also assumes that 25% of the total number of shares of First Bankshares common stock outstanding immediately prior to the effective date of the merger are converted into the right to receive cash. Outstanding options to purchase shares of First Bankshares common stock will remain outstanding as options to purchase shares of Xenith Bankshares common stock on the same terms as they are currently exercisable. The pro forma information in the table also assumes that none of the persons listed will have, as of September 30, 2009, lost beneficial ownership of the shares of First Bankshares or Xenith Corporation common stock that he or she beneficially owned as of August 19, 2009, due to having elected cash in exchange for his or her shares of First Bankshares common stock in the merger, transfer or any other reason. Unless otherwise noted below, we believe that each person named in the table will have sole voting and sole investment power with respect to each of the shares reported as owned by such person.

Amount and Nature of Beneficial Ownership (1)

Name and Address	Shares of Xenith Bankshares Common Stock		Exercisable Options and Warrants		Total	Percent of Class (including exercisable options and warrants)
Principal Shareholders:
BankCap Partners Fund (2)	3,173,800		408,060	(3)	3,581,860	55.71%

Directors and Executive Officers:
T. Gaylon Layfield, III	90,680		72,544		163,224	2.68%
Larry L. Felton	32,901	(4)	9,020		41,921	*
Palmer P. Garson	27,204		2,720		29,924	*
Peter C. Jackson	101,235	(5)	9,020		110,255	1.83%
Brian D. Jones	3,173,800	(6)	408,060	(3)	3,581,860	55.71%
Malcolm S. McDonald	45,340		4,534		49,874	*
Robert J. Merrick	18,136		1,814		19,950	*
Scott A. Reed	3,173,800	(6)	408,060	(3)	3,581,860	55.71%
Mark B. Sisisky	36,272		3,627	(7)	39,894	*
James E. Turner, Jr.	81,417	(8)	9,020		90,437	1.50%
Thomas W. Osgood	45,340		36,272		81,612	1.35%
Wellington W. Cottrell, III	18,136		14,509		32,645	*
Ronald E. Davis	9,068		7,254		16,322	*
W. Jefferson O’Flaherty	18,136		14,509		32,645	*
Darrell G. Swanigan	9,562	(9)	15,400		24,962	*
All directors and executive officers of Xenith Bankshares as a group (contains 15 individuals)(10)	3,707,227		608,303		4,315,530	65.09%

Voting Group:
Xenith Corporation Voting Group(11)	4,314,645		587,606		4,902,251	74.17%

*	Represents less than 1% of total outstanding shares including exercisable options.
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days. This includes shares which may be deemed beneficially owned by virtue of family relationships, joint ownership, voting power, or investment power.
(2)	The general partner of BankCap Partners Fund is managed by BankCap Equity Fund, LLC, which, in turn, is managed by Messrs. Jones and Reed (both of whom will be directors of Xenith Bankshares). Messrs. Jones and Reed will share voting and investment power over the shares owned by BankCap Partners Fund. The business address of BankCap Partners Fund is Suite 800, 2000 McKinney Avenue, Dallas, Texas 75201.

(3)	Consisting of a warrant to purchase 408,060 shares that Xenith Corporation has granted to BankCap Partners Fund for advances made by it to Xenith Corporation during the organizational phase. Messrs. Jones and Reed (both of whom will be directors of Xenith Bankshares) will share voting and investment power over the shares held by BankCap Partners Fund.
(4)	Includes 9,488 shares held jointly with his spouse.
(5)	Includes 61,875 shares held by Jackson Investments, LLC and 38,672 shares held by Jackson Family Investments, L.L.C., with respect to which Mr. Jackson shares investment and voting power.
(6)	Includes shares held by BankCap Partners Fund. Messrs. Jones and Reed will share voting and investment power over the shares held by BankCap Partners Fund. The general partner of BankCap Partners Fund is managed by BankCap Equity Fund, LLC, which, in turn, is managed by Messrs. Jones and Reed (both of whom will be directors of Xenith Bankshares).
(7)	2,267 of which shares are to be held by New Dominion of Virginia, LC, a Virginia limited liability company of which Mr. Sisisky is the manager. He will have sole voting and investment power over the shares to be held by New Dominion of Virginia, LC.
(8)	Includes 38,775 shares held jointly with his spouse.
(9)	Includes 3,438 shares held in an IRA by Mr. Swanigan’s wife and 55 shares held as custodian by Mr. Swanigan’s daughter, who lives in his home.
(10)	Messrs. Jones and Reed (both of whom will be directors of Xenith Bankshares) will share voting and investment power over the shares held by BankCap Partners Fund. This overlap in beneficial ownership has been eliminated in calculating the number of shares and percentage of the class held by our directors and executive officers as a group.
(11)	For an explanation of the Xenith Corporation Voting Group, see “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS—Xenith Corporation Investor Rights Agreement” on page 106 for more information.

PROPOSAL IX – ADJOURNMENT OF THE SHAREHOLDER MEETINGS

First Bankshares

In the event that there are not sufficient votes to constitute a quorum or to approve the proposals to be considered at the time of the annual meeting and the merger contemplated thereby cannot be approved unless the annual meeting is adjourned to a later date or dates in order to permit further solicitation of proxies, if necessary, First Bankshares has submitted the question of adjournment to its shareholders as a separate matter for their consideration. The board of directors of First Bankshares recommends that its shareholders vote FOR the adjournment proposal. If it is necessary to adjourn a meeting, no notice of such adjourned meeting is required to be given to First Bankshares shareholders, other than an announcement before adjournment at the annual meeting of the place, date and time to which the meeting is adjourned, so long as a new record date is not needed for the adjourned meeting. If a new record date for the adjourned meeting is required to be fixed, a notice of the adjourned meting will be given to all persons who are shareholders of First Bankshares as of the new record date.

Xenith Corporation

In the event that there are not sufficient votes to constitute a quorum or to approve the proposals to be considered at the time of the special meeting and the merger contemplated thereby cannot be approved unless the special meeting is adjourned to a later date or dates in order to permit further solicitation of proxies, if necessary, Xenith Corporation has submitted the question of adjournment to its shareholders as a separate matter for their consideration. The board of directors of Xenith Corporation recommends that its shareholders vote FOR the adjournment proposal. If it is necessary to adjourn a meeting, no notice of such adjourned meeting is required to be given to Xenith Corporation shareholders, other than an announcement before adjournment at the special meeting of the place, date and time to which the meeting is adjourned, so long as a new record date is not needed for the adjourned meeting. If a new record date for the adjourned meeting is required to be fixed, a notice of the adjourned meting will be given to all persons who are shareholders as of the new record date.

INDEPENDENT AUDITORS

The consolidated financial statements of First Bankshares and subsidiary as of December 31, 2008 and December 31, 2007 and for the years then ended, included with this joint proxy statement, have been so included in reliance on the report of Witt Mares, PLC, independent registered public accounting firm, included herein on the authority of said firm as experts in accounting and auditing.

The financial statements of Xenith Bank (In Organization) as of December 31, 2008 and for the period from its inception on February 19, 2008 to December 31, 2008, included on pages F-33 through F-41 of this joint proxy statement, have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing herein (which contains an explanatory paragraph describing conditions that raise substantial doubt about the company’s ability to continue as a going concern as described in Note 2 to the financial statements).

FUTURE SHAREHOLDER PROPOSALS

First Bankshares

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2010 annual meeting of shareholders must, if the merger is completed, present such proposal to Xenith Bankshares’ Corporate Secretary at its principal executive offices at One James Center, 901 East Cary Street, Suite 1700, Richmond, Virginia 23219, or, if the merger is not completed, present such proposal to First Bankshares’ President at its principal executive offices at 3535 Bridge Road, P.O. Box 1340, Suffolk, Virginia 23439, in either case not later than [                        ] in order for the proposal to be considered for inclusion in the applicable company’s proxy statement. However, under the regulations of the SEC, if the date of the 2010 annual meeting were to change by more than 30 days from the date of the 2009 annual meeting, such proposal must be received by First Bankshares or Xenith Bankshares, as applicable, a reasonable time before printing and mailing its proxy materials in order for the proposal to be considered for inclusion in the applicable company’s proxy statement. The proposals will be considered in accordance with the SEC’s rules governing the solicitation of proxies.

If the merger is completed, Xenith Bankshares’ bylaws will provide that a Xenith Bankshares shareholder entitled to vote for the election of directors may nominate persons for election to the board of directors by delivering written notice to Xenith Bankshares’ Corporate Secretary. With respect to an election to be held at an annual meeting of shareholders, the bylaws will require that such notice generally must be delivered not later than the close of business on the 120th day prior to the anniversary of the immediately preceding year’s annual meeting. Under the regulations of the SEC, if Xenith Bankshares were to not hold an annual meeting of shareholders during the prior year, or if the date of the annual meeting were to change more than 30 days from the prior year, such notice would have to be received a reasonable time before Xenith Bankshares were to mail its proxy materials for the current year.

The shareholder’s notice will be required to include:

•	the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated;

•

a representation that the shareholder is a holder of record of shares of Xenith Bankshares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•

a description of all arrangements, understandings or relationships between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

•

such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the board of directors and must include a consent signed by each such nominee to serve as a director of Xenith Bankshares if so elected;

•

a description (including the names of any counterparties) of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the shareholder’s notice by, or on behalf of, the shareholder and any other person on whose behalf the nomination is made, the effect or intent of which is to mitigate loss, manage risk or benefit resulting from share price changes of, or increase or decrease the voting power of the shareholder or any other person on whose behalf the nomination is made with respect to, shares of stock of Xenith Bankshares;

•

a description (including the names of any counterparties) of any agreement, arrangement or understanding with respect to such nomination between or among the shareholder or any other person on whose behalf the nomination is made and any of its affiliates or associates, and any others acting in concert with any of the foregoing; and

•

a representation that the shareholder will notify Xenith Bankshares in writing of any changes to the information provided pursuant to the items above that are in effect as of the record date for the relevant meeting.

Because First Bankshares’ 2009 annual meeting is to be held on September [    ], 2009, Xenith Bankshares’ Corporate Secretary will have to receive written notice of a shareholder nomination for director for the 2010 annual meeting not later than the close of business on [            ]. However, if Xenith Bankshares changes the date of its 2010 annual meeting by more than 30 days from the date of First Bankshares’ 2009 annual meeting, such notice must be received by Xenith Bankshares’ Corporate Secretary a reasonable time before Xenith Bankshares mails its proxy materials for its 2010 annual meeting.

If the merger is completed, in order for a shareholder to bring other business before a shareholder meeting, timely notice will have to be received by Xenith Bankshares’ Corporate Secretary within the time limits described in the immediately preceding paragraph. The shareholder’s notice will be required to contain as to each matter of business:

•

a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, with respect to such business, and the reasons for conducting such business at the meeting;

•	the name and address of record of the shareholder proposing such business;

•	the class and number of shares of Xenith Bankshares common stock that are beneficially owned by the shareholder;

•	any material interest of the shareholder in such business;

•

a description (including the names of any counterparties) of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the shareholder’s notice by, or on behalf of, the shareholder and any other person on whose behalf the nomination is made, the effect or intent of which is to mitigate loss, manage risk or benefit resulting from share price changes of, or increase or decrease the voting power of the shareholder or any other person on whose behalf the nomination is made with respect to, shares of stock of Xenith Bankshares;

•

a description (including the names of any counterparties) of any agreement, arrangement or understanding with respect to such nomination between or among the shareholder or any other person on whose behalf the nomination is made and any of its affiliates or associates, and any others acting in concert with any of the foregoing; and

•

a representation that the shareholder will notify Xenith Bankshares in writing of any changes to the information provided pursuant to the items above that are in effect as of the record date for the relevant meeting.

The proxy solicited by the Xenith Bankshares board of directors for the 2010 annual meeting of shareholders will confer discretionary authority to vote on any shareholder proposal presented at the meeting if Xenith Bankshares has not received written notice of such proposal by the deadline discussed above. The requirements in Xenith Bankshares’ bylaws will be separate from and in addition to the requirements of the SEC that a shareholder must meet to have a proposal included in its proxy statement.

If the merger is not completed, First Bankshares’ current bylaws provide that a First Bankshares shareholder entitled to vote for the election of directors may nominate persons for election to the board of directors by delivering written notice to First Bankshares’ President. With respect to an election to be held at an annual meeting of shareholders, such notice generally must be delivered not later than the close of business on the 120th day prior to the first anniversary date of the initial notice given to shareholders for the previous annual meeting; provided, however, that if the annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, such notice shall be required to be given not less than 90 days nor more than 120 days prior to the date set for such annual meeting.

The shareholder’s notice must include:

•	the name and address of the shareholder who intends to make the nomination and of each person to be nominated;

•

a representation that the shareholder is an owner of common stock of First Bankshares, entitled to vote at the annual meeting, and intends to appear at the annual meeting (in person or by proxy) to nominate the individual or individuals specified in the notice;

•	a description of all arrangements or understandings between the shareholder and each nominee for director and any other individuals pursuant to which the nominations are made by the shareholder;

•

such other information regarding such nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the board of directors, including without limitation the amount and nature of each nominee’s beneficial ownership of First Bankshares common stock, age and principal occupation for the past five years; and

•	the written consent of each nominee to serve as a director of First Bankshares if so elected.

Because First Bankshares is first mailing this notice of its 2009 annual meeting to its shareholders on [            ], 2009, First Bankshares’ President must receive written notice of a shareholder nomination for director for the 2010 annual meeting not later than the close of business on [                    ]; provided, however, that if the 2010 annual meeting changes by more than 30 days from the date of the 2009 annual meeting, such notice shall be required to be given not less than 90 days nor more than 120 days prior to the date set for the 2010 annual meeting.

If the merger is not completed, in order for a shareholder to bring other business before a shareholder meeting, timely notice must be received by First Bankshares’ President within the time limits described in the immediately preceding paragraph.

The proxy solicited by the First Bankshares board of directors for the 2010 annual meeting of shareholders will confer discretionary authority to vote on any shareholder proposal presented at the meeting if First Bankshares has not received written notice of such proposal by the deadline discussed above. The requirements in First Bankshares’ bylaws are separate from and in addition to the requirements of the SEC that a shareholder must meet to have a proposal included in its proxy statement.

Xenith Corporation

If the merger is not completed, Xenith Corporation’s escrow agent will return all cash subscription funds received by it to Xenith Corporation’s shareholders, and Xenith Corporation will not hold an annual meeting.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

First Bankshares is a reporting company and files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document First Bankshares files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. First Bankshares’ SEC filings are available at this website.

If you would like to request documents from First Bankshares or Xenith Corporation, please make a request in writing or by telephone to either First Bankshares or Xenith Corporation at the following address:

First Bankshares, Inc.	Xenith Corporation
3535 Bridge Road	One James Center
P.O. Box 1340	901 E. Cary Street, Suite 1700
Suffolk, Virginia 23439	Richmond, Virginia 23219
(757) 934-8200	(804) 433-2200
Attn: Robert E. Clary, CPA	Attn: W. Jefferson O’Flaherty

If you would like to request any documents, please do so by September [__], 2009 in order to receive them before the First Bankshares or Xenith Corporation shareholder meeting, as applicable.

You should rely only on the information contained in this joint proxy statement regarding the matters to be considered at the shareholder meetings. Neither First Bankshares nor Xenith Corporation has authorized anyone to provide you with information that is different from what is contained in this joint proxy statement. This joint proxy statement is dated [            ], 2009. You should not assume that the information contained in this joint proxy statement is accurate as of any date other than such date, and neither the mailing of this joint proxy statement to shareholders nor the issuance of Xenith Bankshares common stock in the merger will create any implication to the contrary.

Information on First Bankshares’ Website

First Bankshares maintains a website at www.suffolkfirstbanks.com. Information contained in or accessible through First Bankshares’ website does not constitute part of this joint proxy statement and you should not rely on that information in deciding whether to approve any of the proposals described in this joint proxy statement, unless that information is also in this joint proxy statement.

Information on Xenith Corporation’s Website

Xenith Corporation maintains a website at www.xenithbank.com. Information contained in or accessible through Xenith Corporation’s website does not constitute part of this joint proxy statement and you should not rely on that information in deciding whether to approve any of the proposals described in this joint proxy statement, unless that information is also in this joint proxy statement.

INDEX TO FINANCIAL STATEMENTS

First Bankshares, Inc.

Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Balance Sheet as of December 31, 2008 and December 31, 2007	F-3
Consolidated Statements of Income and Comprehensive Income as of December 31, 2008, 2007 and 2006	F-4
Consolidated Statements of Changes in Shareholders’ Equity for the years ended December 31, 2008, 2007 and 2006	F-5
Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006	F-6
Notes to Consolidated Financial Statements	F-7

Unaudited Financial Statements
Consolidated Balance Sheets as of June 30, 2009 and December 31, 2008	F-24
Consolidated Statements of Income and Comprehensive Income (Loss) for the three and six months ended June 30, 2009 and 2008	F-25
Consolidated Statements of Cash Flows for the six months ended June 30, 2009 and 2008	F-27
Consolidated Statements of Changes in Stockholders’ Equity for the six months ended June 30, 2009 and 2008	F-28
Notes to Consolidated Financial Statements	F-29

Xenith Corporation

Audited Financial Statements
Report of Independent Auditors	F-33
Balance Sheet as of December 31, 2008	F-34
Statement of Income for the period from February 19, 2008 (Inception) to December 31, 2008	F-35
Statement of Owners’ Equity for the period from February 19, 2008 (Inception) to December 31, 2008	F-36
Statement of Cash Flows for the period from February 19, 2008 (Inception) to December 31, 2008	F-37
Notes to Financial Statements	F-38

Unaudited Condensed Financial Statements
Balance Sheets as of June 30, 2009 and December 31, 2008	F-42

Statements of Income for the three months ended June 30, 2009 and 2008, the six months ended June 30, 2009, the period from February 19, 2008 (Inception) to June 30, 2008 and the period from February 19, 2008 (Inception) to June 30, 2009

F-43

Statements of Shareholders’ Equity for the period from February 19, 2008 (Inception) to June 30, 2008, the period from December 31, 2008 to June 30, 2009 and the period from February 19, 2008 (Inception) to June 30, 2009

F-44
Statements of Cash Flows for the six months ending June 30, 2009, the period from February 19, 2008 (Inception) to June 30, 2008 and the period from February 19, 2008 (Inception) to June 30, 2009	F-45
Notes to Financial Statements	F-46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

First Bankshares, Inc.

Suffolk, Virginia

We have audited the accompanying consolidated balance sheets of First Bankshares, Inc. and subsidiary as of December 31, 2008 and 2007, and the related consolidated statements of income and comprehensive income, changes in shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of First Bankshares, Inc. and subsidiary as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Witt Mares, PLC

Norfolk, Virginia

February 10, 2009

First Bankshares, Inc. and Subsidiary

Consolidated Balance Sheet

As of December 31, 2008 and 2007

	2008	2007
Assets
Cash and cash equivalents
Cash and due from banks	$4,541,961	$3,468,110
Federal funds sold	651,000	—

Total cash and cash equivalents	5,192,961	3,468,110
Securities available-for-sale, at fair value	53,412,711	62,054,416
Loans, net	115,560,011	103,786,095
Bank premises and equipment, net	5,567,656	5,721,920
Accrued interest receivable	1,171,615	997,117
Other investments	2,483,500	2,783,850
Deferred tax asset	403,500	149,000
Other assets	366,269	425,487

	178,965,262	175,917,885

Total assets	$184,158,223	$179,385,995

Liabilities and Shareholders’ Equity
Deposits
Demand	$20,691,337	$20,373,596
Savings	2,950,405	2,431,289
Time	106,642,895	90,943,265

Total deposits	130,284,637	113,748,150
Accrued interest payable	891,697	911,724
Federal funds purchased and borrowed funds	36,010,972	47,551,895
Other liabilities	261,071	467,646

Total liabilities	$167,448,377	$162,679,415

Shareholders’ equity
Common stock, $3.20 par value; 10,000,000 shares authorized; 2,276,298 issued and outstanding	7,284,154	7,284,154
Additional paid-in-capital	8,938,444	8,938,444
Retained earnings	662,458	417,320
Accumulated other comprehensive income (loss), net	(175,210)	66,662

Total shareholders’ equity	16,709,846	16,706,580

Total liabilities and shareholders’ equity	$184,158,223	$179,385,995

See notes to financial statements.

First Bankshares, Inc. and Subsidiary

Consolidated Statements of Income and Comprehensive Income

As of December 31, 2008, 2007, and 2006

	2008	2007	2006
Interest income
Interest and fees on loans	$7,347,771	$6,693,917	$5,173,402
Interest on securities
U.S. Treasury and U.S. Government agencies	2,395,585	1,687,678	1,359,465
Interest on Federal funds sold	60,302	63,667	127,078

Total interest income	9,803,658	8,445,262	6,659,945

Interest expense
Interest on deposits	3,453,054	3,131,725	2,255,747
Interest on time certificates of $100,000 and over	1,202,346	952,569	735,200
Interest on Federal funds purchased and borrowed funds	902,647	445,577	81,148

Total interest expense	5,558,047	4,529,871	3,072,095

Net interest income	4,245,611	3,915,391	3,587,850
Provision for loan losses	828,656	110,800	219,341

Net interest income after provision for loan losses	3,416,955	3,804,591	3,368,509

Noninterest income
Service charges on deposit accounts	307,914	278,537	244,928
Gains on sales of investments	264,625	—	—
Other	266,048	287,928	265,534

Total noninterest income	838,587	566,465	510,462

Noninterest expense
Salaries and employee benefits	2,145,123	1,866,270	1,561,230
Expenses of premises and equipment	567,644	327,553	260,970
Lease expense	67,519	101,041	97,401
Bank franchise tax	98,100	94,300	127,000
Advertising	60,654	49,600	96,347
Data processing	130,318	178,177	179,205
Office supplies	64,123	65,425	47,687
Professional fees	197,597	178,150	123,500
Telecommunications	39,943	46,646	31,838
Other operating expenses	522,083	544,104	487,048

Total noninterest expense	3,893,104	3,451,266	3,012,226

Income before income tax expense	362,438	919,790	866,745
Income tax expense (benefit)	117,300	313,224	(6,590)

Net income	245,138	606,566	873,335
Other comprehensive income, net of income tax expense:
Net unrealized gain (loss) on securities available-for-sale	(241,872)	244,096	171,321

Comprehensive income	$3,266	$850,662	$1,044,656

Per share data:	$0.11	$0.27	$0.38

See notes to financial statements.

First Bankshares, Inc. and Subsidiary

Consolidated Statements of Changes in Shareholders’ Equity

For the years ended December 31, 2008, 2007 and 2006

	Common Stock	Additional Paid-in Capital	Accumulated Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Shareholders’ Equity
Balances at January 1, 2006	$6,604,634	$9,576,109	$(1,062,581)	$(348,755)	$14,769,407

10% Stock split declared	661,920	(661,920)	—	—	—
Net income	—	—	873,335	—	873,335
Change in net unrealized loss on available-for-sale securities, net of deferred income tax expense of $88,442	—	—	—	171,321	171,321

Balances as of December 31, 2006	$7,266,554	$8,914,189	$(189,246)	$(177,434)	$15,814,063

Options exercised 5,500 shares	17,600	24,255	—	—	41,855
Net income	—	—	606,566	—	606,566
Change in net unrealized loss on available-for-sale securities, net of deferred income tax expense of $125,682	—	—	—	244,096	244,096

Balances as of December 31, 2007	$7,284,154	$8,938,444	$417,320	$66,662	$16,706,580

Net income	—	—	245,138	—	245,138
Change in net unrealized loss on available-for-sale securities, net of deferred income tax expense of $124,567	—	—	—	(241,872)	(241,872)

Balances as of December 31, 2008	$7,284,154	$8,938,444	$662,458	$(175,210)	$16,709,846

See notes to financial statements.

First Bankshares, Inc. and Subsidiary

Consolidated Statements of Cash Flows

For the years ended December 31, 2008, 2007, and 2006

	2008	2007	2006
Cash flows from operating activities
Net income (loss)	$245,138	$606,566	$873,335
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation	344,019	212,635	184,786
Net amortization (accretion) of investment securities	39,480	(36,854)	20,478
Gains on sales of securities	(265,573)	—	—
Provision for loan losses	828,656	110,800	219,341
Loan recoveries (charge-offs)	(89,237)	4,425	(4,250)
Change in operating assets and liabilities
Accrued interest receivable	(174,498)	(456,390)	(84,647)
Deferred tax assets	(129,933)	(21,496)	—
Other assets	59,218	(127,671)	238,072
Accrued interest payable	(20,027)	291,905	119,821
Other liabilities	(206,575)	48,653	242,909

Net cash provided by operating activities	630,668	632,573	1,809,845

Cash flows from investing activities
Proceeds from maturities and calls of available-for-sale securities	73,365,159	93,193,042	45,279,545
Purchase of available-for-sale securities	(64,863,800)	(111,350,000)	(49,671,769)
Purchase of Federal Reserve stock	(9,350)	(9,900)	(18,900)
Net proceeds from the sale of FHLB stock	309,700	—	—
Purchase of FHLB stock	—	(1,365,500)	(699,300)
Net increase in loans	(12,513,335)	(29,447,500)	(12,778,104)
Purchases of premises and equipment	(189,755)	(3,805,588)	(1,400,685)

Net cash used in investing activities	(3,901,381)	(52,785,446)	(19,289,213)

Cash flows from financing activities
Net increase (decrease) in demand deposits and savings accounts	836,857	(252,176)	1,000,151
Net increase in time deposits	15,699,630	19,472,958	6,631,247
Net increase (decrease) in Federal funds purchased and borrowed funds	(11,540,923)	32,545,112	11,338,321
Proceeds from stock options exercised	—	41,855	—

Net cash provided by financing activities	4,995,564	51,807,749	18,969,719

Net increase in cash	1,724,851	(345,124)	1,490,351

Cash and cash equivalents
Beginning of period	3,468,110	3,813,234	2,322,883

End of period	$5,192,961	$3,468,110	$3,813,234

See notes to financial statements.

FIRST BANKSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

Note 1 Organization

On February 23, 2008, SuffolkFirst Bank’s Board of Directors announced the approval of the formation of a bank holding company, First Bankshares, Inc. (“First Bankshares,” the “Company,” “we,” “our,” or “us”), of which the Bank became a wholly owned subsidiary on August 15, 2008. The reorganization was consummated through a share exchange in which each of the Bank’s shareholders received one share of First Bankshares common stock in exchange for each of their shares of the Bank’s common stock. The Bank operates under the laws of Virginia and the Rules and Regulations of the Federal Reserve System and the Federal Deposit Insurance Corporation (“FDIC”). SuffolkFirst Bank (the “Bank”) was incorporated on December 14, 2001; chartered on December 10, 2002; and began operations on January 27, 2003 as a Virginia chartered bank engaged in lending and deposit-collecting activities in Suffolk, Virginia.

Note 2 Summary of Significant Accounting Policies

The accounting and reporting policies of the Company are in accordance with accounting principles generally accepted in the United States of America and conform to the general practices within the banking industry. The following is a description of the significant accounting and reporting policies the Company follows in preparing and presenting its financial statements.

Principles of Consolidation

The consolidated financial statements include the accounts of First Bankshares, Inc. and Subsidiary. All material intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

For purposes of the Consolidated Statements of Cash Flows, the Company considers all highly liquid debt instruments with original maturities, or maturities when purchased, of three months or less to be cash equivalents. Cash and cash equivalents include cash, due from banks, federal funds sold, and short term debt securities.

Securities

Marketable securities of the Bank are classified into three categories:

(1)	debt securities that the Bank has the positive intent and ability to hold to maturity are classified as “held-to-maturity securities” and reported at amortized cost. Amortization of premiums and accretion of discounts are adjusted on a basis which approximates the level yield method;

(2)	debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as “trading securities” and reported at fair value, with unrealized gains and losses included in net income; and

(3)	debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as “available-for-sale securities” and reported at fair value, with unrealized gains and losses excluded from net income and reported in a separate component of shareholders’ equity.

The Bank does not engage in trading securities or in held-to-maturity securities. Gains or losses on disposition of securities are based on the net proceeds and adjusted carrying values of the securities called or sold, using the specific identification method.

A decline in the market value of any available-for-sale security below cost that is deemed other than temporary is charged to net income, resulting in the establishment of a new cost basis for the security.

Equity Securities Restricted

As a member of the Federal Home Loan Bank (FHLB), the Bank is required to own shares of FHLB capital stock in an amount equal to at least 0.20% of total assets plus 4.50% of any outstanding advances.

As a member of the Federal Reserve Bank (FRB), the Bank is required to own shares of FRB capital stock in an amount equal to 6.0% of total common stock and capital surplus.

FHLB stock and FRB stock are carried at cost.

Loans

Loans are carried at their principal amount outstanding. Interest income is recorded as earned on an accrual basis. The Bank uses the allowance method in providing for possible loan losses. The Allowance for Loan Losses is based on management’s estimate of the amount needed to maintain the Allowance for Loan Losses at an adequate level to cover known and inherent risk of loss in the loan portfolio. In determining the provision amount, management gives consideration to current and anticipated economic conditions, the growth and composition of the loan portfolio, and the relationship of the Allowance for Loan Losses to outstanding loans, among other factors. Loan origination fees, net of origination costs, are deferred and recognized as an adjustment to the yield (interest income) of the related loans.

Management believes that the Allowance for Loan Losses is adequate. While management uses the best information available to make evaluations, future adjustments may be necessary if economic and other conditions differ substantially from the assumptions used.

In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank’s Allowance for Loan Losses. Such agencies may require the Bank to recognize additions to the Allowance for Loan Losses based on their judgments of information available to them at the time of their examination.

Management considers loans to be impaired when, based on current information and events, it is probable that the Bank will be unable to collect all amounts due according to the contractual terms of the loan agreement. Factors that influence management’s judgments include, but are not limited to, loan payment pattern, source of repayment, and value of any collateral. A loan would not be considered impaired if an insignificant delay in loan payment occurs and management expects to collect all amounts due. The major sources for identification of loans to be evaluated for impairment include past due and nonaccrual reports, internally generated lists of certain risk grades, loan review personnel’s analyses, and regulatory examinations. Impaired loans are measured using either the discounted expected cash flow method or the value of collateral method. When the ultimate collectability of an impaired loan’s principal is in doubt, wholly or partially, all cash receipts are applied to principal. At December 31, 2008, the Company had $676,566 of impaired loans, or 0.58% of total loans.

Premises, Equipment, and Depreciation

Premises and equipment, including leasehold improvements, are stated at cost less accumulated depreciation. Depreciation is calculated over the estimated useful lives of the respective assets on a straight-line basis. Leasehold improvements are amortized over a term which includes the remaining lease term and probable renewal periods. It is the Bank’s policy to charge maintenance and repairs to expense as incurred and to capitalize major additions and improvements and depreciate the cost of their estimated useful lives as follows:

Building and Improvements	5 to 40 years
Equipment, Furniture, and Fixtures	3 to 20 years

Income Taxes

The Company computes its income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (SFAS 109). Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements’ carrying amount of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered in income. Deferred tax assets are reduced by a valuation allowance until it is probable that these tax benefits will be realized. The Company adopted FIN 48 effective January 1, 2007 with no effect to the consolidated financial statements.

Comprehensive Income

Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income” (SFAS 130), establishes standards for reporting and presentation of comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 was issued to address concerns over the practice of reporting elements of comprehensive income directly in equity. In accordance with the provisions of the SFAS 130, the Company has included in the accompanying financial statements comprehensive income resulting from such activities. Comprehensive income consists of the net income and net unrealized gains (losses) on securities available for sale.

These amounts are reported net of the income tax benefit (expense) less any related allowance for realization. Also, accumulated other comprehensive income (loss) is included as a separate disclosure within the Consolidated Statement of Changes in Shareholders’ Equity in the accompanying consolidated financial statements.

Earnings per Share

Earnings per share is computed based on the weighted average number of shares outstanding of 2,276,298 and 2,273,013 for the years ended December 31, 2008 and 2007, respectively, and 2,270,798 for the year ended December 31, 2006 (adjusted for the stock split declared on December 21, 2006). The table on page F-10, “Basic and Dilutive Income per Share,” reflects earnings per share information.

Advertising

The Bank expenses advertising costs when incurred.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements, as well as the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Stock Split

On December 21, 2006 the Bank’s Board of Directors declared an 11-for-10 stock split payable on January 31, 2007 to shareholders of record January 3, 2007. Each shareholder received one (1) additional share for each ten (10) shares held, with fractional shares rounded up.

Stock Options

Pro forma information regarding net income and earnings per share have been determined as if the Company had accounted for its stock options using the fair value method, as presented below for the years ended December 31, 2008 and 2007.

The following is a summary of the basic and dilutive income per share calculation for the years ended December 31, 2008, 2007, and 2006:

Basic and Dilutive Income per Share

For the years ended December 31, 2008, 2007, and 2006

	2008	2007	2006
Net Income (Loss)	$245,138	$606,566	$873,335
Deduct: Total stock-based compensation cost determined under the fair value method	—	—	—
Add: Forfeitures	—	30,866	—
Pro Forma	$245,138	$637,432	$873,335

Basic and diluted earnings per share	$0.11	$0.27	$0.38

Pro Forma	$0.11	$0.28	$0.38

Basic and diluted earnings per share calculations for the years ended December 31, 2008 and 2007 are based on the weighted average shares outstanding of 2,276,298 and 2,273,013, respectively. Basic and diluted earnings per share for the year ended December 31, 2006 are based on the weighted average shares outstanding of 2,270,798, adjusted for the 10% (11-for-10) stock split declared December 21, 2006. No options were granted in 2008, 2007, or 2006.

Note 3 Restrictions of Cash

To comply with Federal Reserve regulations, the Bank is required to maintain certain average cash reserve balances. The daily average cash reserve requirements were $376,470 and $477,600 for the weeks of December 31, 2008 and 2007, respectively.

Note 4 Securities

A summary of the securities available for sale at December 31, 2008 follows:

Securities Available for Sale

As of December 31, 2008

	Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Agencies	$23,658,025	$302,600	$—	$23,960,625
Mortgage-backed Securities	24,954,919	507,998	(184,528)	25,278,389
Municipals	525,933	—	(5,198)	520,735
Corporate Securities	4,539,564	—	(886,603)	3,652,962

Total Portfolio	$53,678,442	$810,598	$(1,076,329)	$53,412,711

The unrealized loss positions on securities at December 31, 2008 were directly related to interest rate movements, as there is minimal credit risk exposure in these investments. Investment securities with unrealized losses have interest rates that are less than the current interest rate environment and not a result of credit impairment. All securities are investment grade. Management does not consider the unrealized losses to be other than temporary based on volatility of the securities market price. The securities portfolio reflects unrealized losses of $1,076,329 and includes individual securities with unrealized losses ranging from $152 to $501,456.

A summary of the securities available for sale at December 31, 2007 follows:

Securities Available for Sale

As of December 31, 2007

	Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Agencies	$42,863,380	$184,100	$(23,880)	$43,023,600
Mortgage-backed Securities	14,531,954	92,196	(161,559)	14,462,591
Municipals	—	—	—	—
Corporate Securities	4,558,440	9,785	—	4,568,225

Total Portfolio	$61,953,774	$286,081	$(185,439)	$62,054,416

The fair values of securities at December 31, 2008, by contractual maturity, are shown below. Expected maturities of mortgage-backed securities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalty.

A summary of the securities available for sale at December 31, 2008 follows:

Securities by Contractual Maturity

As of December 31, 2008

	Within 1 year	After 1 year through 5 years	After 5 years through 10 years	Over 10 years	Total
Available for sale, at fair value:
U.S. agencies	$—	$—	$—	$23,960,625	$23,960,625
Mortgage-backed	—	—	—	25,278,389	25,278,389
Municipals	—	—	—	520,735	520,735
Corporate	—	—	—	3,652,962	3,652,962

Total	$—	$—	$—	$53,412,711	$53,412,711

The fair values of securities at December 31, 2007, by contractual maturity, are shown below:

Securities by Contractual Maturity

As of December 31, 2007

	Within 1 year	After 1 year through 5 years	After 5 years through 10 years	Over 10 years	Total
Available for sale, at fair value:
U.S. agencies	$27,970,867	$—	$—	$15,052,733	$43,023,600
Mortgage-backed	—	—	—	14,462,591	14,462,591
Corporate	—	—	—	4,568,225	4,568,225

Total	$27,970,867	$—	$—	$34,083,549	$62,054,416

Securities were pledged as collateral for Federal Home Loan Bank borrowings and public deposits in 2008 and 2007. The amortized costs of these securities were $30,024,948 and $45,912,610 and the fair values of these pledged securities were $30,138,981 and $46,116,081 as of December 31, 2008 and 2007, respectively.

Note 5 Loans and Allowance for Loan Losses

Loans at December 31, 2008 and 2007 are summarized as follows:

Loans and Allowance for Loan Losses

As of December 31, 2008 and 2007

	2008	2007
Real Estate—Residential	$27,733,803	$23,421,660
Commercial Loans	87,074,476	78,598,944
Installment and Other Loans	2,439,016	2,707,311

Total Loans	117,247,295	104,727,915
Less: Allowance for Loan Losses	(1,687,284)	(941,820)

Net Loans	$115,560,011	$103,786,095

The activity in the Allowance for Loan Losses for 2008 and 2007 is summarized as follows:

Allowance For Loan Losses

As of December 31, 2008 and 2007

	2008	2007
Beginning balance	$941,820	$826,595
Loan charge-offs	(89,692)	(99)
Loan recoveries	6,499	4,524
Additions to allowance	828,656	110,800

Ending balance	$1,687,284	$941,820

Note 6 Related Parties

Both the Company’s and the Bank’s officers and directors and their related interests have various types of loan relationships with the Bank. At December 31, 2008 and 2007, the total of these related-party loans were $5,971,006 and $2,534,008. New loans to officers and directors in 2008 and 2007 totaled $4,319,746 and $1,392,728 and repayments in 2008 and 2007 amounted to $882,748 and $1,203,113, respectively. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features.

Deposits of officers and directors as of December 31, 2008 and 2007 represent $730,924 and $977,098, respectively.

Note 7 Premises, Equipment, and Depreciation

Property, equipment, and depreciation at December 31, 2008 and 2007 are summarized as follows:

Property, Equipment, and Depreciation

As of December 31, 2008 and 2007

	2008	2007
Land	$1,139,500	$1,139,500
Buildings and Improvements	3,997,643	3,922,927
Equipment, Furniture, and Fixtures	1,406,588	1,288,847
Vehicles	121,603	92,602

Total Property and Equipment	6,665,334	6,443,876
Less: Accumulated Depreciation	(1,097,678)	(721,956)

Net Property and Equipment	$5,567,656	$5,721,920

Depreciation expense for the years ended December 31, 2008 and 2007 was $344,019 and $212,635, respectively.

Note 8 Deposits

A summary of deposit accounts at December 31, 2008 and 2007 follows:

Deposit Accounts

As of December 31, 2008 and 2007

	2008	2007
Noninterest-bearing Demand Deposits	$14,154,007	$15,114,499
Interest-bearing:
Demand Deposits	6,537,331	5,259,097
Savings Deposits	2,950,405	2,431,289
Time Deposits of $100,000 or more	23,435,861	21,861,735
Other Time Deposits	83,207,033	69,081,530

Total Deposits	$130,284,637	$113,748,150

At December 31, 2008 maturities of time deposits are scheduled as follows:

Time Deposit Accounts

As of December 31, 2008

2009	$68,685,908
2010	20,046,452
2011	8,703,617
2012	8,827,971
2013	378,947

Total	$106,642,895

Note 9 Income Taxes

The Company reported income before income taxes of $362,438, $919,790, and $866,745 for the years ending December 31, 2008, 2007, and 2006, respectively. Income tax expense of $117,300 and $313,224 was recorded in 2008 and 2007, and an income tax benefit of $6,590 was recorded in 2006.

Income Tax Expense

For the years ended December 31, 2008, 2007, and 2006

	2008	2007	2006
Income before income tax benefit	$362,438	$919,790	$866,745

At statutory rates	117,300	313,224	294,693
Recognition of loss of benefits	—	—	(301,283)

Net tax expense	$117,300	$313,224	$(6,590)

Current income tax expense	247,600	209,124	139,472
Deferred income taxes (benefit)	(130,300)	104,100	(146,062)

Net tax expense (benefit)	$117,300	$313,224	$(6,590)

The tax effects of timing differences between taxable income and income for financial reporting purposes result in deferred tax assets and liabilities as presented below:

Deferred Tax Assets and Liabilities

For the years ended December 31, 2008 and 2007

	2008	2007
Deferred tax assets
Allowance for loan losses	$574,000	$285,700
Organizational and start-up expenses	—	1,600
Unrealized gains on available-for-sale securities	90,000	—

Gross deferred tax assets	664,000	287,300
Deferred tax liability
Depreciation	206,200	82,900
Unearned loan costs in excess of loan fees	54,300	21,200
Unrealized losses on available-for-sale securities	—	34,200

Gross deferred tax liabilities	260,500	138,300
Net deferred tax asset	$403,500	$149,000

Note 10 Stock Option Plan

In May 2003 the shareholders of SuffolkFirst Bank adopted the “2003 Stock Incentive Plan” for directors, officers, and employees. The Board of Directors authorized 137,500 options with an exercise price of $7.27 per share, the fair market price on the date of grant. Options totaling 66,825 shares vest immediately upon grant by the Board. On January 22, 2004, the Board granted 1,375 options, immediately vesting upon grant at an exercise price and fair market value of $9.69 per share. On November 18, 2004, the Board of Directors granted options totaling 58,520 shares which were vested immediately upon grant by the Board of Directors. The options were granted at an exercise price of $8.36 on the date of grant which was also the fair market price on the date of the grant. The stock options for two Directors and one employee were forfeited during 2005 due to their resignation. The stock options for seven individuals were forfeited during 2007 due to their resignations. In addition, one Director exercised options during 2007. Stock options prices and shares are reflective of a 5-for-4 stock split in 2004 and an 11-for-10 stock split in 2006.

Stock splits are reflected in the following table:

Stock Option Plan

As of December 31, 2008

	Shares Available for Grant	Shares Vested and Exercisable
Balance at January 27, 2003	—	—
Authorized	137,500	—
Granted and vested	(66,825)	66,825

Balance at December 31, 2003	70,675	66,825

Granted and vested January 22, 2004	(1,375)	1,375
Granted & Vested November 18, 2004	(58,520)	58,520

Balance at December 31, 2004	10,780	126,720

Expired May 10, 2005	9,020	(9,020)
Expired October 19, 2005	6,270	(6,270)
Expired December 14, 2005	550	(550)

Balance at December 31, 2005	26,620	110,880

Granted or expired in 2006	—	—

Balance at December 31, 2006	26,620	110,880

Expired January 15, 2007	274	(274)
Expired May 28, 2007	6,518	(6,518)
Expired July 30, 2007	137	(137)
Expired August 10, 2007	3,520	(3,520)
Expired October 23, 2007	219	(219)
Expired November 30, 2007	219	(219)
Exercised August 10, 2007	—	(5,500)

Balance at December 31, 2007	37,507	94,493

Granted or expired in 2008	—	—

Balance at December 31, 2008	37,507	94,493

[1]	Adjusted for a 5-for-4 stock split July 2004 and an 11-for-10 stock split December 2006.

The following summarizes information concerning currently outstanding and exercisable options:

Options Exercisable

As of December 31, 2008

Exercise Price	Options Remaining Granted / Outstanding	Contractual Life (Years)	Options Vested
$7.27	49,226	4.5	49,226
$9.69	1,375	5	1,375
$8.36	43,892	6	43,892

	94,493		94,493

In accordance with SFAS No. 123(R), “Accounting for Stock-Based Compensation,” as amended by SFAS No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure – An Amendment of FASB Statement No. 123(R),” the Company has adopted the disclosure-only option and elected to apply the provisions of APB No. 25 for financial statement purposes. No stock-based employee compensation cost is reflected in net income for these plans.

Note 11 401(k) Plan

The Company sponsors a 401(k) defined contribution plan and makes a matching contribution to the plan in the amount of 60% of the first 6% of the elective contributions made by participants. The Company’s expense for the years ended December 31, 2008, 2007, and 2006 was $46,585, $36,659, and $34,005, respectively.

Note 12 Shareholders’ Equity

Under Virginia law, no dividend may be declared or paid out of a Virginia charter bank’s paid-in capital. First Bankshares, Inc., as the holding company for SuffolkFirst Bank, may be prohibited under Virginia law from the payment of dividends if the Virginia Bureau of Financial Institutions determines that a limitation of dividends is in the public interest and is necessary to ensure the our financial soundness; however, we may also be permitted the payment of dividends not otherwise allowed by Virginia law. The Subsidiary (Bank) generated start-up losses in 2001 and 2002 and accumulated losses in 2003 and 2004. Although the Bank had profitable years in 2005 and 2006, the Bank had negative retained earnings of $189,246 at year end 2006 and therefore was not permitted under Virginia Banking Laws to pay cash dividends to its Shareholders. The Company had positive retained earnings in 2008 and 2007 of $662,458 and $417,320, respectively.

Note 13 Regulatory Matters

We are subject to various regulatory capital requirements administered by federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possible additional discretionary actions by regulators that, if undertaken, could have a direct material effect on our financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, we must meet specific capital guidelines that involve quantitative measures of the Company’s assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. Our capital amounts and classifications are also subject to qualitative judgments by regulators about components, risk weightings, and other factors. Quantitative measures established by regulation to ensure capital adequacy require us to maintain minimum amounts and ratios (set forth in the table below) of total capital and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital to average assets (as defined).

Management believes that we meet all capital adequacy requirements to which we are subject at December 31, 2008 and 2007.

The Company is considered to be well-capitalized under the regulatory definition of a well-capitalized bank. To be categorized as well-capitalized, the Company must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the following table. There are no conditions or events since that notification that management believes have changed our category.

The Bank’s actual regulatory capital amounts and ratios for December 31, 2008 and 2007 are also presented in the table below. Dollar amounts are in thousands.

Regulatory Capital Amounts and Ratios

As of December 31, 2008 and 2007

	2008 Actual		For Capital Adequacy Purposes		To Be Well Capitalized
	Amount	Ratio	Amount	Ratio	Amount	Ratio
Tier 1 leverage ratio	$16,884	9.33%	$7,239	>4.0%	$9,049	>5.0%
Tier 1 risk-based capital ratio	$16,884	13.65%	$4,925	>4.0%	$7,387	>6.0%
Total risk-based capital ratio	$18,571	15.02%	$9,849	>8.0%	$12,311	>10.0%

	2007 Actual		For Capital Adequacy Purposes		To Be Well Capitalized
	Amount	Ratio	Amount	Ratio	Amount	Ratio
Tier 1 leverage ratio	$16,639	10.98%	$6,063	>4.0%	$7,579	>5.0%
Tier 1 risk-based capital ratio	$16,639	14.15%	$4,702	>4.0%	$7,053	>6.0%
Total risk-based capital	$17,581	14.96%	$9,404	>8.0%	$11,755	>10.0%

Note 14 Commitments and Contingencies

In the normal course of business, there are outstanding off-balance sheet commitments related to extension of credit which are not reflected in the financial statements. These commitments represent no more than the normal lending risk that we commit to our borrowers. If these commitments are drawn, we will obtain collateral as deemed necessary based on management’s credit evaluation of the borrower.

Management believes that these commitments can be funded through normal operations.

Off-Balance Sheet Commitments

As of December 31, 2008

	2008	2007
Construction Loans
- Residential	$361,810	$863,743
- Commercial	6,327,551	6,535,423
Commercial Lines of Credit	4,360,803	5,441,036
Home Equity Lines of Credit	5,183,174	4,721,440
Overdraft Protection	707,149	817,608
Letters of Credit	123,550	366,644

Total Commitments	$17,064,037	18,745,894

Under non-cancelable leases, the Company leased two banking facilities, one of which ended January 31, 2008. The initial term of the remaining lease is five years with an automatic five-year renewal and an additional renewal term of ten years.

Rental expense under operating leases for banking facilities was $61,519, $101,041, and $97,401 for the years ended December 31, 2008, 2007, and 2006, respectively.

The current minimum annual rental commitments under the non-cancelable leases in effect at December 31, 2008 are as follows:

2009	$68,371
2010	69,132
2011	69,132
2012	69,132
2013	69,132

Total	$344,899

Note 15 Concentration of Credit Risk

The Company has a diversified loan portfolio consisting of commercial, real estate, and consumer (installment) loans. Our customers are primarily residents of or operate business ventures in our market area. At December 31, 2008, loans for commercial and business purposes, including working capital and equipment, represented $87,074,476, or 74.27% of total loans, while loans secured by real estate located beyond or within our immediate market represented $27,698,781, or 23.99% of total loans. Therefore, a major factor in determining debtors’ ability to honor contracts, as well as the Bank’s ability to realize the value of any underlying collateral, is influenced by economic conditions in these market areas.

The Bank has purchased loans from other banks (participation loans) that include hotel loans. Hotel loans are identified as a concentration of credit as it relates to the percentage of total outstanding loans. Hotel loans at December 31, 2008 represented $11,995,070, or 10.23% of the loan portfolio.

The Bank maintains its cash balances with several financial institutions. As of October 2008, these accounts are insured by the FDIC up to $250,000. At December 31, 2008 and 2007, the Bank had $856 and $290,830, respectively, of uninsured funds in these financial institutions.

Note 16 Supplemental Cash Flow Information

The Bank paid $5,578,074, $4,237,966, and $2,952,274 in interest for the years ended December 31, 2008, 2007, and 2006. For the years ended December 31, 2008, 2007, and 2006, the Company paid Federal income taxes of $435,000, $264,500, and $0, respectively.

Note 17 Disclosures about Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” requires the Company to disclose estimated fair values of its financial instruments.

Cash and Due from Banks and Federal Funds Sold

The carrying amounts are a reasonable estimate of fair value.

Securities

The fair value of securities, excluding Federal Home Loan Bank (FHLB) and Federal Reserve Bank (FRB) stock, is estimated based on bid prices published in financial newspapers or bid quotations received from securities dealers. The fair value estimates are based on quoted market prices of similar instruments, adjusted for differences between the quoted instruments and the instruments being valued. The carrying value of FHLB and FRB stock approximates fair value based on the redemption provisions of each institution.

Loans

Loans are classified by type, such as commercial, real estate (residential real estate and other), loans to individuals, and all other loans. Each loan category is further classified by fixed- and adjustable-rate interest terms.

The Bank has not obtained or developed a fair value of loans model necessary to make the estimate. Management believes the purchase of an independent evaluation software model is not cost effective at this time.

Federal Funds Purchased and Borrowed Funds

Federal funds purchased are bought and sold daily, while borrowed funds mature at various future dates. Fair values are currently not estimated.

Accrued Interest

The carrying amounts of accrued interest approximate fair value.

Deposits

The balance of demand deposits, NOW accounts, and money market and savings deposits reflects the fair value payable on demand to the accountholder. Management believes the purchase of an independent evaluation software model to determine the fair value estimates of fixed-maturity time deposits and certificates of deposit is not cost effective at this time.

Commitments to Extend Credit and Standby Letters of Credit

The only amounts recorded for commitments to extend credit and standby letters of credit are the deferred fees arising from these unrecognized financial instruments. These deferred fees are not deemed significant at December 31, 2008 and 2007, and as such, the related fair values have not been estimated.

The carrying amounts and approximate fair values of the Company’s financial instruments are as follows at December 31, 2008 and 2007:

Fair Value of Financial Instruments

As of December 31, 2008 and 2007

	2008		2007
	Carrying Amounts	Approximate Fair Values	Carrying Amounts	Approximate Fair Values
Financial Assets:
Cash and cash equivalents	$4,541,961	$4,541,961	$3,468,110	$3,468,110
Securities available-for-sale	53,412,711	53,412,711	62,054,416	62,054,416
Other Investments	2,483,500	2,483,500	2,783,850	2,783,850
Loans, net of unearned income and fees	117,247,295	117,247,295	103,786,095	103,786,095

Total Financial Assets	$177,685,467	$177,685,467	$172,092,471	$172,092,471

Financial Liabilities:
Federal funds purchased and borrowed funds	$36,010,972	$36,010,972	$47,551,895	$47,551,895
Deposits	130,284,637	130,284,637	113,748,150	113,748,150

Total Financial Liabilities	$166,295,609	$166,295,609	$161,300,045	$161,300,045

Fair value estimates are made at a specific point in time and based on relevant market information, as well as information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument. Fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Fair value estimates are based on existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. Significant assets that are not considered financial assets include deferred tax assets, premises and equipment, and other real estate owned. In addition, the tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

Note 18 Financial Statements of Parent Company

The following balance sheet reflects the assets, liabilities, and shareholders’ equity of First Bankshares, Inc., parent company of SuffolkFirst Bank. No income or expense was recognized at the time of the bank holding company’s formation.

First Bankshares, Inc.

(Parent Company Only)

Balance Sheet

As of December 31, 2008

2008
Assets
Investment in subsidiary	$16,709,846

Total assets	$16,709,846

Liabilities and Shareholders’ Equity
Shareholders’ equity
Common stock, $3.20 par value; 10,000,000 shares authorized; 2,276,298 issued and outstanding	$7,284,154
Additional paid-in capital	8,938,444
Retained earnings	662,458
Accumulated other comprehensive income (loss), net	(175,210)

Total shareholders’ equity	16,709,846

Total liabilities and shareholders’ equity	$16,709,846

See notes to financial statements.

Note 19 Disclosures about Fair Value of Assets and Liabilities

Effective January 1, 2008, the Company has adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. FAS 157 has been applied prospectively as of the beginning of the year.

In February 2008 Staff Position No. 157-2 (FSP 157-2) was issued. FSP 157-2 delayed the effective date of SFAS 157 for certain nonfinancial assets and nonfinancial liabilities except for those items which are recognized or disclosed at fair value in the financial statements on a recurring basis. FSP 157-2 defers the effective date of SFAS 157 for such nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008 and to interim periods within those fiscal years.

FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a fair value hierarchy which requires the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in active markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Following is a description of the valuation methodologies used for instruments measured at fair value on a recurring basis and recognized in the accompanying balance sheet, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Available-for-Sale Securities

Securities are classified within Level 1 of the valuation hierarchy where quoted market prices are available in an active market. Level 1 securities include highly liquid government bonds, mortgage products, and exchange-traded equities. If quoted market prices are not available, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics, or discounted cash flows. Level 2 securities include U.S. agency securities; mortgage-backed agency securities; obligations of states and political subdivisions; and certain corporate, asset-backed, and other securities. In certain cases where Level 1 or Level 2 inputs are not available, securities are classified within Level 3 of the hierarchy. Currently, all of the Company’s securities are considered to be Level 2 securities.

Following is a description of the valuation methodologies used for instruments measured at fair value on a non-recurring basis and recognized in the accompanying balance sheet, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Impaired Loans

Loan impairment is reported when full payment under the loan terms is not expected. Impaired loans are carried at the present value of estimated future cash flows using the loan’s existing rate or the fair value of collateral if the loan is collateral dependent. A portion of the Allowance for Loan Losses (the “Allowance”) is allocated to impaired loans if the value of such loans is deemed to be less than the unpaid balance. If these allocations cause the Allowance for Loan Losses to increase, such increases are reported as a component of the provision for loan losses. Loan losses are charged against the Allowance when Management believes the uncollectability of a loan is confirmed. At December 31, 2008, the Bank had $676,566 of impaired loans, or 0.58% of total loans, compared to no impaired loans at December 31, 2007, 2006, and 2005 and $1,339 in impaired loans at December 31, 2004. It is the opinion of management that the Allowance is adequate to absorb any loss related to these loans. The valuation would be considered Level 3.

Note 20 Recent Accounting Pronouncements

In September 2006 the FASB issued SFAS No. 157, “Fair Value Measurements,” which clarifies how companies should measure fair value when they are required by U.S. GAAP to use a fair value measure for recognition or disclosure. SFAS No. 157 establishes a common definition of fair value, establishes a framework for measuring fair value under U.S. GAAP, and expands disclosures about fair value measurements to eliminate differences in current practice that exist in measuring fair value under the existing accounting standards. The definition of fair value in SFAS No. 157 retains the notion of exchange price; however, it focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), rather than the price that would be paid to acquire the asset or received to assume the liability (an entry price). Under SFAS No. 157, a fair value measure should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance. To increase consistency and comparability in fair value measures, SFAS No. 157 establishes a three-level fair value hierarchy to prioritize the inputs used in valuation techniques between observable inputs that reflect quoted prices in active markets, inputs other than quoted prices with observable market data, and unobservable data (a company’s own data). SFAS No. 157 requires disclosures detailing (1) the extent to which company’s measure assets and liabilities at fair value, (2) the methods and assumptions used to measure fair value, and (3) the effect of fair value measurements on earnings. In February 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This Statement permits companies to elect on an instrument-by-instrument basis to fair value certain financial assets and financial liabilities with changes in fair value recognized in earnings as they occur. The election to fair value a financial asset or financial liability is generally irrevocable. These Statements are effective January 1, 2008 for calendar year companies.

Note 21 Federal Funds Purchased and Federal Home Loan Bank Borrowings

At December 31, 2008, 2007, and 2006, the Bank had federal funds purchased of $0, $2,547,000, and $0 and Federal Home Loan Bank (FHLB) borrowings of $16,000,000, $45,000,000, and $15,000,000, respectively. Interest on federal funds purchased is paid on a daily basis. Interest only is payable on a monthly basis on FHLB borrowings until their maturity. The following table summarizes federal funds purchased and FHLB borrowings for the years ended December 31, 2008, 2007, and 2006.

Short Term Borrowings

For the years ended December 31, 2008, 2007, and 2006

	2008	2007	2006
Federal funds purchased:
Year end balance	$—	$2,547,000	$—
Highest month end balance	$2,270,000	$3,951,000	$5,288,000
Term	Daily	Daily	Daily

Borrowings Less than One Year
Year end balance	$16,000,000	$45,000,000	$15,000,000
Highest month end balance	$21,000,000	$45,000,000	$15,000,000
Term	Daily	Daily to One Year	Daily

[1]	Includes $11 million in short term borrowings with a term of one year.

Note 22 Long Term Borrowings

At December 31, 2008 and 2007, the Bank had long term borrowings from the FHLB totaling $20,000,000 and $0, respectively. Interest is payable on a quarterly basis until maturity. Maturities of FHLB borrowings at December 31, 2008 are as follows:

Long Term Borrowings

As of December 31, 2008

Maturity Date	Type	Interest Rate	Balance
January 25, 2013	Convertible	2.495	20,000,000

The convertible advance is at a fixed interest rate until January 25, 2010, at which time, if the Bank does not retire the debt, the FHLB has the option to convert to the variable interest rate and spread being offered at that time. The borrowings are collateralized by pledged securities with a total carrying value of $26,499,119 at December 31, 2008.

Note 23 Subsequent Event

As of December 31, 2008, management identified $676,566 as an impaired loan which was included within the Bank’s internal watch list with specific impairment reserves allocated to the loan. In January 2009 documents related to foreclosure of the collateral securing this loan were executed. Management does not anticipate a loss that will exceed the reserve amount that was allocated to this loan at year end 2008 and believes the analysis of the current appraisal of the collateral will support the Other Real Estate Owned (OREO) value.

First Bankshares, Inc. and Subsidiary

Consolidated Balance Sheets

	June 30, 2009	December 31, 2008
	(unaudited)
Assets
Cash and cash equivalents
Cash and due from banks	$3,900,004	$4,541,961
Federal funds sold	1,448,000	651,000

Total cash and cash equivalents	5,348,004	5,192,961
Securities available for sale, at fair value	44,064,850	53,412,711
Loans, net	111,847,604	115,560,011
Bank premises and equipment, net	5,419,001	5,567,656
Other real estate owned	649,515	—
Accrued interest receivable	1,150,591	1,171,615
Other investments	2,222,100	2,483,500
Deferred tax asset	790,400	403,500
Other assets	548,246	366,269

Total assets	$172,040,311	$184,158,223

Liabilities and Stockholders’ Equity
Deposits
Demand	$20,050,623	$20,691,337
Savings	3,686,933	2,950,405
Time	105,972,600	106,642,895

Total deposits	129,710,156	130,284,637

Accrued interest payable	894,983	891,697
Federal funds purchased and borrowed funds	25,003,633	36,010,972
Other liabilities	570,580	261,071

Total liabilities	156,179,352	167,448,377

Stockholders’ equity
Common stock, $3.20 par value; 10,000,000 shares authorized; 2,276,298 issued and outstanding	7,284,154	7,284,154
Additional paid-in capital	8,938,444	8,938,444
Retained earnings	218,301	662,458
Accumulated other comprehensive loss, net	(579,940)	(175,210)

Total stockholders’ equity	15,860,959	16,709,846

Total liabilities and stockholders’ equity	$172,040,311	$184,158,223

See notes to unaudited consolidated financial statements.

First Bankshares, Inc. and Subsidiary

Consolidated Statements of Income and Comprehensive Income (Loss)

(Unaudited)

	For the Three Months Ended June 30,
	2009	2008
Interest income
Interest and fees on loans	$1,647,202	$1,814,484
Interest on securities U.S. Treasury and U.S. Government agencies	617,230	568,672
Interest on federal funds sold	601	33,473

Total interest income	2,265,033	2,416,629

Interest expense
Interest on deposits	774,907	775,612
Interest on time certificates of $100,000 and over	223,001	446,120
Interest on federal funds purchased and borrowed funds	153,806	259,790

Total interest expense	1,151,714	1,481,522

Net interest income	1,113,319	935,107
Provision for loan losses	600,000	60,000

Net interest income after provision for loan losses	513,319	875,107

Noninterest income
Service charges on deposit accounts	72,388	69,434
Gain on sale of investments	14,750	—
Other	39,024	96,988

Total noninterest income	126,162	166,422

Noninterest expense
Salaries and employee benefits	538,456	539,630
Expenses of premises and equipment	121,851	133,038
Lease expense	18,912	16,701
Bank franchise tax	30,000	13,000
Advertising	4,886	10,639
Data processing	41,063	32,402
Office supplies	19,135	9,468
Professional fees	497,366	61,000
Telecommunications	8,110	9,942
Other operating expenses	448,717	99,264

Total noninterest expense	1,728,496	925,084

Income (loss) before income tax	(1,089,015)	116,445
Income tax (benefit) expense	(370,600)	37,700

Net income (loss)	(718,415)	78,745
Other comprehensive income (loss), net of income tax:
Net unrealized gains (losses) on securities available-for-sale	129,931	(688,784)

Comprehensive income (loss)	$(588,484)	$(610,039)

Per share data:
Income (loss) per share, basic	$(0.32)	$0.03

Income (loss) per share, assuming dilution	$(0.32)	$0.03

See notes to unaudited consolidated financial statements.

First Bankshares, Inc. and Subsidiary

Consolidated Statements of Income and Comprehensive Income (Loss)

(Unaudited)

	For the Six Months Ended June 30,
	2009	2008
Interest income
Interest and fees on loans	$3,312,040	$3,679,481
Interest on securities U.S. Treasury and U.S. Government agencies	1,304,103	1,154,659
Interest on federal funds sold	1,512	36,573

Total interest income	4,617,655	4,870,713

Interest expense
Interest on deposits	1,571,702	1,659,453
Interest on time certificates of $100,000 and over	451,280	708,896
Interest on federal funds purchased and borrowed funds	300,969	539,784

Total interest expense	2,323,951	2,908,133

Net interest income	2,293,704	1,962,580
Provision for loan losses	640,000	119,700

Net interest income after provision for loan losses	1,653,704	1,842,880

Noninterest income
Service charges on deposit accounts	142,676	149,480
Gain on sale of investments	232,161	264,625
Other	65,959	172,421

Total noninterest income	440,796	586,526

Noninterest expense
Salaries and employee benefits	1,056,594	1,093,989
Expenses of premises and equipment	250,183	269,049
Lease expense	37,020	34,550
Bank franchise tax	64,000	41,100
Advertising	8,253	43,617
Data processing	93,635	81,066
Office supplies	37,052	32,246
Professional fees	624,551	103,684
Telecommunications	15,544	19,486
Other operating expenses	580,125	200,950

Total noninterest expense	2,766,957	1,919,737

Income (loss) before income tax	(672,457)	509,669
Income tax (benefit) expense	(228,300)	170,950

Net income (loss)	(444,157)	338,719
Other comprehensive income (loss), net of income tax:
Net unrealized gains (losses) on securities available-for-sale	(404,730)	(915,082)

Comprehensive income (loss)	$(848,887)	$(576,363)

Per share data:
Income (loss) per share, basic	$(0.20)	$0.15

Income (loss) per share, assuming dilution	$(0.20)	$0.15

See notes to unaudited consolidated financial statements.

First Bankshares, Inc. and Subsidiary

Consolidated Statements of Cash Flows

(Unaudited)

	For the Six Months Ended June30,
	2009	2008
Cash flows from operating activities
Net income	$(444,157)	$338,719
Adjustments to reconcile net income to net cash provided (used) by operating activities
Depreciation	164,942	174,046
Amortization, net	24,151	15,236
Gain on sale of available-for-sale securities	(232,161)	(265,573)
Provision for loan losses	640,000	119,700
Loans charged off	—	(2,950)
Change in operating assets and liabilities
Accrued interest receivable	21,024	(194,869)
Deferred tax assets	(178,479)	13,009
Other assets	(181,977)	(70,782)
Accrued interest payable	3,286	(22,884)
Other liabilities	309,509	(316,001)

Net cash provided (used) by operating activities	126,138	(212,349)

Cash flows from investing activities
Proceeds from maturities and calls of available-for-sale securities	12,363,820	52,234,810
Purchase of available-for-sale securities	(3,475,000)	(47,191,380)
Purchase of Federal Reserve stock	—	(9,350)
Proceeds from the sale of FHLB stock	315,300	129,700
Net (increase) decrease in loans	2,422,892	(8,952,156)
Purchases of bank premises and equipment	(16,287)	(181,296)

Net cash provided (used) by investing activities	11,610,725	(3,969,672)

Cash flows from financing activities
Net increase in demand deposits and savings accounts	95,814	695,996
Net increase (decrease) in time deposits	(670,295)	9,186,491
Net (decrease) in federal funds purchased and borrowed funds	(11,007,339)	(6,319,992)

Net cash provided (used) by financing activities	(11,581,820)	3,562,495

Net increase (decrease) in cash and cash equivalents	155,043	(619,526)
Cash and cash equivalents
Beginning of period	5,192,961	3,468,110

End of period	$5,348,004	$2,848,584

Supplementary noncash flow information
Transfer of loans to foreclosed assets	$649,515	$—

See notes to unaudited consolidated financial statements.

First Bankshares, Inc. and Subsidiary

Consolidated Statements of Changes in Stockholders’ Equity

For the Six Months Ended June 30, 2009 and 2008

(Unaudited)

	Common Stock	Additional Paid-in-Capital	Retained Earnings	Accumulated Other Comprehensive Income (loss)	Total Stockholders’ Equity
Balances at January 1, 2008	$7,284,154	$8,938,444	$417,320	$66,662	$16,706,580
Net income	—	—	338,719	—	338,719
Change in net unrealized gains (losses) on available-for-sale securities, net of deferred income tax expense of $116,551	—	—	—	(915,082)	(915,082)

Balances at June 30, 2008	$7,284,154	$8,938,444	$756,039	$(848,420)	$16,130,217
Net (loss)	—	—	(93,581)	—	(93,581)
Change in net unrealized gains (loss) on available-for-sale securities, net of deferred income tax expense of $8,016	—	—	—	673,210	(673,210)

Balances at December 31, 2008	$7,284,154	$8,938,444	$662,458	$(175,210)	$16,709,846
Net (loss)			(444,157)		(444,157)
Change in net unrealized gains (loss) on available-for-sale securities, net of deferred income tax expense of $208,496	—	—	—	(404,730)	(404,730)

Balances at June 30, 2009	$7,284,154	$8,938,444	$218,301	$(579,940)	$15,860,959

See notes to unaudited consolidated financial statements.

First Bankshares, Inc. and Subsidiary

Notes to Unaudited Consolidated Financial Statements

Note 1—Basis of Presentation

In First Bankshares’ opinion, the accompanying unaudited consolidated financial statements, which have been prepared in conformity with accounting principles generally accepted in the United States of America for interim period reporting, reflect all adjustments, consisting solely of normal recurring accruals, necessary for a fair presentation of the financial positions at June 30, 2009 and December 31, 2008, the results of operations for the three months and six months ended June 30, 2009 and 2008, and the statements of cash flows and changes in stockholders’ equity for the six months ended June 30, 2009 and 2008. The results of operations for the interim periods are not necessarily indicative of the results that may be expected for the full year ending December 31, 2009.

The results presented here are for First Bankshares, Inc. (“First Bankshares”) and its wholly-owned subsidiary, SuffolkFirst Bank (the “Bank”), on a consolidated basis. On February 23, 2008, First Bankshares announced that the Bank’s Board of Directors had approved the formation of a bank holding company, First Bankshares, of which the Bank would become a wholly-owned subsidiary. The reorganization was effected through a share exchange in which each of the Bank’s shareholders received one share of First Bankshares common stock in exchange for each of their shares of the Bank’s common stock. First Bankshares became the Bank’s parent holding company on August 15, 2008. Because First Bankshares has no separate operations and conducts no business on its own other than owning the Bank, this discussion concerns primarily the business of the Bank. However, because the financial statements are presented on a consolidated basis, First Bankshares and the Bank are collectively referred to as “First Bankshares” unless otherwise noted.

The organization and business of First Bankshares, accounting policies followed, and other related information are contained in the notes to the financial statements of First Bankshares as of and for the year ended December 31, 2008, filed as part of the First Bankshares’ 2008 annual report on Form 10-K. These financial statements should be read in conjunction with the annual financial statements.

First Bankshares and the Bank’s critical accounting policy relates to the evaluation of the Allowance for Loan Losses, which is based on management’s opinion of an amount that is adequate to absorb potential loan loss in First Bankshares’ existing portfolio. The Allowance for Loan Losses is established through a provision for loan loss based on available information, including the composition of the loan portfolio, historical loan loss (to the extent available), specific impaired loans, availability and quality of collateral, age of the various portfolios, changes in local economic conditions, and loan performance and quality of the portfolio. Different assumptions used in evaluating the adequacy of First Bankshares’ Allowance for Loan Losses could result in material changes in First Bankshares’ financial condition and results of operations. First Bankshares’ policies with respect to the methodology for determining the Allowance for Loan Losses involve a higher degree of complexity and require management to make subjective judgments that often require assumptions or estimates about uncertain matters. These critical policies and their assumptions are periodically reviewed with the Board of Directors.

Note 2—Use of Estimates

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3—Income per share

Income per share data has been determined under the provisions of the Statement of Financial Accounting Standards (“SFAS”) No. 128, “Earnings per Share.” For the six months ended June 30, 2009 and 2008, basic earnings per share and diluted earnings per share have been computed based on the weighted average common shares outstanding of 2,276,298 and 2,276,298, respectively.

The only potential additional stock of First Bankshares, as defined in SFAS 128, is stock options granted to various officers and employees of First Bankshares and the Bank. The following is a summary of the basic and diluted income per share calculation for the three and six months ended June 30, 2009 and 2008.

Income (Loss) Per Share

	Three months ended June 30, 2009	Three months ended June 30, 2008
Net Income (Loss)	$(718,415)	$78,745

Weighted average number of shares	2,276,298	2,276,298
Options affect of incremental shares	—	—

Weighted average diluted shares	2,276,298	2,276,298

Income (Loss) per share, basic	$(0.32)	$0.03

Income (Loss) per share, assuming diluted	$(0.32)	$0.03

	Six months ended June 30, 2009	Six months ended June 30, 2008
Net Income (Loss)	$(444,157)	$338,719

Weighted average number of shares	2,276,298	2,276,298
Options affect of incremental shares	—	—

Weighted average diluted shares	2,276,298	2,276,298

Income (Loss) per share, basic	$(0.20)	$0.15

Income (Loss) per share, assuming diluted	$(0.20)	$0.15

Note 4—Income Taxes

For the six months ended June 30, 2009 and 2008, First Bankshares reported a net loss of $444,157 and net income of $338,719, respectively. First Bankshares recorded a federal income tax benefit of $228,300 and federal income tax expense of $170,950 for the six months ended June 30, 2009 and 2008, respectively.

Note 5—Employee Stock Option Plan

First Bankshares maintains an employee stock option plan that provides for grants of incentive and non-incentive stock options. This plan has been presented to and approved by First Bankshares’ shareholders. Through December 31, 2006, First Bankshares accounted for this plan under the recognition and measurement principles of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Accordingly, no stock-based employee compensation cost has been recognized, as all options granted under this plan had an exercise price equal to the fair market value of the underlying common stock on the date of grant. As of December 31, 2008, all outstanding stock options were fully vested. No stock options were granted or vested during the six months ended June 30, 2009 or 2008 and, accordingly, net income (loss) and earnings per share would not have been affected if compensation cost for the stock-based compensation plan had been determined based on the grant date fair values of awards (the method described in SFAS No. 123(R), “Share-Based Payment”) and any stock-based employee compensation for future grants will be determined using the Black-Scholes or another appropriate option-pricing model with the following assumptions: option price, dividend yield, expected volatility, risk-free interest rate, and expected life.

Note 6—Supplemental Cash Flows Information

First Bankshares paid interest expense of $2,323,951 and $2,908,133 on deposits, federal funds purchased, and other borrowed funds for the six months ended June 30, 2009 and 2008, respectively. Federal income taxes of $211,147 were paid for the six months ended June 30, 2009, compared to federal income taxes of $163,500 paid for the six months ended June 30, 2008.

Note 7—Disclosures about Fair Value of Assets and Liabilities

        Effective January 1, 2008, First Bankshares adopted the provisions of SFAS No. 157, “Fair Value Measurements,” for financial assets and financial liabilities. In accordance with Financial Accounting Standards Board Staff Position (“FSP”) No. SFAS 157-2, “Effective Date of FASB Statement No. 157,” First Bankshares delayed application of SFAS 157 for nonfinancial assets and nonfinancial liabilities until January 1, 2009. The adoption of this standard had no impact on First Bankshares in the first six months of 2009. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The application of SFAS 157 in situations where the market for a financial asset is not active was clarified by issuance of FSP No. SFAS 157-3, “Determining the Fair Value of a Financial Asset when the Market for that Asset is not Active,” in October 2008. FSP No. SFAS 157-3 became effective immediately and did not significantly impact the methods by which First Bankshares determines the fair values of its financial assets.

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 also establishes a fair value hierarchy which requires the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities

Following is a description of the valuation methodologies used for instruments measured at fair value on a recurring basis and recognized in the accompanying balance sheet, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Available-for-Sale Securities

Where quoted market prices are available in an active market, securities are classified within Level 1 of the valuation hierarchy. Level 1 securities include highly liquid government bonds, mortgage products, and exchange-traded equities. If quoted market prices are not available, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics, or discounted cash flows. Level 2 securities include U.S. agency securities; mortgage-backed agency securities; obligations of states and political subdivisions; and certain corporate, asset-backed, and other securities. In certain cases where Level 1 or Level 2 inputs are not available, securities are classified within Level 3 of the hierarchy. Currently, all of First Bankshares’ securities are considered to be Level 2 securities.

Following is a description of the valuation methodologies used for instruments measured at fair value on a nonrecurring basis and recognized in the accompanying balance sheet, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Impaired Loans

Loan impairment is reported when full payment under the loan terms is not expected. Impaired loans are carried at the present value of estimated future cash flows using the loan’s existing rate or the fair value of collateral if the loan is collateral- dependent. A portion of the Allowance for Loan Losses is allocated to impaired loans if the value of such loans is deemed to be less than the unpaid balance. If these allocations cause the Allowance for Loan Losses to increase, such increases are reported as a component of the provision for loan losses. Loan losses are charged against the Allowance for Loan Losses when management believes the uncollectability of a loan is confirmed. At June 30, 2009, First Bankshares had $3,636,220 of impaired loans, or 3.19% of total loans, compared to $965,908 in impaired loans, or 0.85% of total loans, at June 30, 2008. It is the opinion of First Bankshares management that the Allowance for Loan Losses is adequate to absorb any loss related to these loans. The valuation of these impaired loans would be considered Level 3.

Other Real Estate Owned

Other real estate owned is measured at the asset’s fair value less costs for disposal. First Bankshares estimates fair value at the asset’s liquidation value less disposal costs using management’s assumptions, which are based on current market analysis or recent appraisals. At June 30, 2009, First Bankshares had $649,515 in other real estate owned, or 0.38% of total assets, compared to no other real estate owned at June 30, 2008.

Fair Value of Financial Assets

As of June 30, 2009

		Fair Value Measurements as of June 30, 2009 Using
	Balance	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Available-for-sale securities	$44,064,850	$44,064,850	$—	$—
Impaired loans	3,636,220	—	750,000	2,886,220
Other real estate owned	649,515	—	—	649,515

SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” as amended, requires disclosure of the fair value of financial assets and financial liabilities, including those financial assets and financial liabilities that are not measured and reported at fair value on a recurring basis or non-recurring basis. The methodologies for estimating the fair value of financial assets and financial liabilities that are measured at fair value on a recurring or non-recurring basis are discussed above. The methodologies for estimating the fair value of other financial assets and financial liabilities are discussed below:

Cash and Cash Equivalents and Federal Funds Sold

The carrying amounts of cash and short-term instruments approximate fair value.

Federal Home Loan Bank and Federal Reserve Bank Stock

The carrying value of Federal Home Loan Bank and Federal Reserve Bank stock approximates fair value based on the redemption provisions of each institution.

Loans

Loans are classified by type, such as commercial, real estate (residential real estate and other), loans to individuals, and all other loans. Each loan category is further classified by fixed- and adjustable-rate interest terms. The Bank has not obtained or developed a fair value of loans model necessary to make the estimate. Management believes the purchase of an independent evaluation software model is not cost effective at this time.

Federal Funds Purchased and Borrowed Funds

Federal funds purchased are bought and sold daily, while borrowed funds mature at various future dates. The carrying amounts are a reasonable estimate of fair value.

Accrued Interest

The carrying amounts of accrued interest approximate fair value.

Deposits

The balance of demand deposits, NOW accounts, and money market and savings deposits reflects the fair value payable on demand to the accountholder. Management believes the purchase of an independent evaluation software model to determine the fair value estimates of fixed-maturity time deposits and certificates of deposit is not cost effective at this time.

Commitments to Extend Credit and Standby Letters of Credit

The only amounts recorded for commitments to extend credit and standby letters of credit are the deferred fees arising from these unrecognized financial instruments. These deferred fees are not deemed significant at June 30, 2009 and December 31, 2008, and as such, the related fair values have not been estimated.

The carrying amounts and approximate fair values of the Company’s financial instruments are as follows at June 30, 2009 and December 31, 2008:

Fair Value of Financial Instruments

	As of June 30, 2009		As of December 31, 2008
	Carrying Amounts	Approximate Fair Values	Carrying Amounts	Approximate Fair Values
Financial Assets:
Cash and cash equivalents	$3,900,004	$3,900,004	$4,541,961	$4,541,961
Federal funds sold	1,448,000	1,448,000	651,000	651,000
Securities available for sale	44,064,850	44,064,850	53,412,711	53,412,711
Other investments	2,222,100	2,222,100	2,483,500	2,483,500
Loans, net of unearned income	114,037,777	114,037,777	117,247,295	117,247,295
Accrued interest receivable	686,555	686,555	705,659	705,659

Total financial assets	$166,359,286	$166,359,286	$179,042,126	$179,042,126

Financial Liabilities:
Federal funds purchased	$—	$—	$—	$—
Other borrowed funds
- Short-term borrowings	3,633	3,633	16,010,972	16,010,972
- Long-term borrowings	25,000,000	25,000,000	20,000,000	20,000,000
Deposits	129,710,156	129,710,156	130,284,637	130,284,637
Accrued interest payable	894,983	894,983	891,697	891,697

Total financial liabilities	$155,608,772	$155,608,772	$167,187,306	$167,187,306

Fair value estimates are made at a specific point in time and are based on relevant market information, as well as information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument. Fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Fair value estimates are based on existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. Significant assets that are not considered financial assets include deferred tax assets, premises and equipment, and other real estate owned. In addition, the tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

Note 8. Securities

The following tables show the unrealized losses and related fair values in the Company’s securities portfolio, with the information aggregated by investment category and by the length of time that individual securities have been in continuous unrealized loss positions, as of June 30, 2009 and December 31, 2008, respectively.

As of June 30, 2009	Less than 12 months		More than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. agencies	$20,893,772	$(766,228)	$—	$—	$20,893,772	$(766,228)
Mortgage-backed securities
-Fixed rate	517,111	(252)	—	—	517,111	(252)
-Variable rate	—	—	314,072	(1,409)	314,072	(1,409)
Other securities	—	—	3,795,000	(736,911)	3,795,000	(736,911)

Total securities	$21,410,883	$(766,480)	$4,109,072	$(738,320)	$25,519,955	$(1,504,800)

As of December 31, 2008	Less than 12 months		More than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Mortgage-backed securities
-Variable rate	$3,954,961	$(109,036)	$2,346,183	$(75,492)	$6,301,144	$(184,528)
Municipals
-Tax exempt	520,735	(5,198)	—	—	520,735	(5,198)
Other securities	3,652,962	(886,603)	—	—	3,652,962	(886,603

Total securities	$8,128,658	$(1,000,837)	$2,346,183	$(75,492)	$10,474,841	$(1,076,329)

Note 9—Proposed Merger

On May 12, 2009, First Bankshares announced its intention to merge with Xenith Corporation (“Xenith”) of Richmond, Virginia. Subject to regulatory and shareholder approval, the merger is expected to occur in the third quarter of 2009. Following the merger, the combined organizations will operate as a one-bank holding company under the name Xenith Bankshares, Inc. Under the terms of the merger agreement, shareholders of First Bankshares may elect to retain their shares of First Bankshares common stock or to receive $9.23 in cash per share, subject to proration in the event the aggregate cash elections exceed 25% of the shares of First Bankshares common stock outstanding immediately prior to the effective time of the merger. Shareholders of Xenith will receive approximately 0.9127 shares of First Bankshares common stock for each share of Xenith common stock owned at the time of the merger, with the exact exchange ratio determined immediately prior to the effective time of the merger based on the book value per share of Xenith common stock at such time divided by $9.23.

Note 10—Accounting Pronouncements

In April 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 141(R)-1, “Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies,” to amend SFAS No. 141 (revised 2007), “Business Combinations.” SFAS 141(R)-1 addresses the initial recognition, measurement, and subsequent accounting for assets and liabilities arising from contingencies in a business combination and requires that such assets acquired or liabilities assumed be initially recognized at fair value at the acquisition date if fair value can be determined during the measurement period. If the acquisition-date fair value cannot be determined, the asset acquired or liability assumed arising from a contingency is recognized only if certain criteria are met. SFAS 141(R)-1 also requires that a systematic and rational basis for subsequently measuring and accounting for the assets and liabilities be developed depending on their nature. SFAS 141(R)-1 shall be effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is during or after 2010. First Bankshares does not anticipate that the adoption of this statement will have a material impact on its consolidated financial statements, absent any material business combinations.

In April 2009, the FASB issued FSP No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. The FSP also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009, and shall be applied prospectively. The Company does not expect the adoption of FSP FAS 157-4 to have a material impact on its consolidated financial statements.

In April 2009, the FASB issued FSP No. FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments.” FSP FAS 107-1 and APB 28-1 amend SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. In addition, the FSP amends APB Opinion No. 28, “Interim Financial Reporting,” to require those disclosures in summarized financial information at interim reporting periods. The FSP is effective for interim periods ending after June 15, 2009. The Company does not expect the adoption of FSP FAS 107-1 and APB 28-1 to have a material impact on its consolidated financial statements. FSP FAS 107-1 is discussed further in Note 7, “Disclosures About Fair Value of Assets and Liabilities.”

        In April 2009, the FASB issued FSP No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments.” FSP FAS 115-2 and FAS 124-2 amend other-than-temporary impairment guidance for debt securities to make guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities. The FSP does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. FSP FAS 115-2 and FAS 124-2 are effective for interim and annual periods ending after June 15, 2009. The Company does not expect the adoption of FSP FAS 115-2 and FAS 124-2 to have a material impact on its consolidated financial statements. Impairment of unrealized losses on securities is discussed further in “Management’s Discussion and Analysis of Financial Condition and Results of Operations of First Bankshares” under “Securities” in this joint proxy statement.

In April 2009, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin No. 111 (“SAB 111”). SAB 111 amends and replaces SAB Topic 5.M. in the SAB Series entitled “Other Than Temporary Impairment of Certain Investments in Debt and Equity Securities.” SAB 111 maintains the SEC staff’s previous views related to equity securities and amends Topic 5.M. to exclude debt securities from its scope. The Company does not expect the implementation of SAB 111 to have a material impact on its consolidated financial statements.

        In May 2009, the FASB issued SFAS No. 165, “Subsequent Events.” SFAS 165 is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, it establishes that First Bankshares must evaluate subsequent events through the date the financial statements are issued, the circumstances under which a subsequent event should be recognized, and the circumstances for which a subsequent event should be disclosed. SFAS 165 requires disclosure of the date through which an entity has evaluated subsequent events. SFAS 165 became effective for First Bankshares’ financial statements for the quarter ended June 30, 2009. The adoption of this statement did not have a material impact on First Bankshares’ consolidated financial statements.

In June 2009, the FASB issued SFAS No. 166, “Accounting for Transfers of Financial Assets, an Amendment of FASB Statement No. 140.” SFAS 166 amends SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” to enhance reporting about transfers of financial assets, including securitizations, and where companies have continuing exposure to the risks related to transferred financial assets. SFAS 166 eliminates the concept of a “qualifying special-purpose entity” and changes the requirements for derecognizing financial assets. SFAS 166 also requires additional disclosures about all continuing involvements with transferred financial assets including information about gains and losses resulting from transfers during the period. SFAS 166 will be effective January 1, 2010. First Bankshares does not anticipate that the adoption of this statement will have a material impact on its consolidated financial statements.

In June 2009, the FASB issued SFAS No. 167, “Amendments to FASB Interpretation No. 46(R).” SFAS 167 amends FIN 46 (Revised December 2003), “Consolidation of Variable Interest Entities,” to change how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The determination of whether a company is required to consolidate an entity is based on, among other things, an entity’s purpose and design and a company’s ability to direct the activities of the entity that most significantly impact the entity’s involvement with variable-interest entities and any significant changes in risk exposure due to that involvement as well as its effect on the entity’s financial statements. SFAS 167 will be effective January 1, 2010. First Bankshares does not anticipate that the adoption of this statement will have a material impact on its consolidated financial statements.

        In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, a Replacement of FASB Statement No. 162.” SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles,” and establishes the FASB Accounting Standards Codification (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative guidance for SEC registrants. All guidance contained in the Codification carries an equal level of authority. All non-grandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed non-authoritative. SFAS 168 is effective for First Bankshares’ financial statements for periods ending after September 15, 2009. First Bankshares does not anticipate that the adoption of this statement will have a material impact on its consolidated financial statements.

Report of Independent Auditors

The Board of Directors

Xenith Bank [In Organization]

We have audited the accompanying Balance Sheet of Xenith Bank [In Organization] as of December 31, 2008, and the related Statements of Income, Owners’ Equity and Cash Flows for the period from February 19, 2008 (Inception) to December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Xenith Bank [In Organization] at December 31, 2008 and the results of its operations and its cash flows for the period from February 19, 2008 (Inception) to December 31, 2008 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements for the period from February 19, 2008 (Inception) to December 31, 2008, have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s losses from Inception and current inability to obtain sufficient commitments for additional financing to support planned principal operations raise substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also discussed in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Ernst & Young LLP

Richmond, Virginia

April 27, 2009

Xenith Bank [In Organization]

Balance Sheet

December 31, 2008

Assets
Cash	$280,201
Prepaid Expenses	108,774
Accounts Receivable	32,262

Total Current Assets	421,237

Premises and Equipment	2,122,070
Accumulated Depreciation	(24,063)

Net Premises and Equipment	2,098,007

Other Assets	295,720

Total Assets	$2,814,964

Liabilities
Accounts Payable	$1,221,941
Accrued Expenses	44,070
Other Current Liabilities	69,548

Total Current Liabilities	1,335,559
Other Liabilities	372,830

Total Liabilities	1,708,389

Owners’ equity
Preferred Stock (par value $1.00 per share; authorized 25,000,000; 0 issued and outstanding)	—
Common Stock (par value $1.00 per share; authorized 100,000,000; 0 issued and outstanding)	—
Contributed Capital	4,295,300
Deficit Accumulated during the Organization Stage	(3,188,725)

Total Owners’ Equity	1,106,575

Total Liabilities and Owners’ Equity	$2,814,964

See accompanying notes.

Xenith Bank [In Organization]

Statement of Income

From February 19, 2008 (Inception) to December 31, 2008

Revenues	$—

Expenses
Compensation and Benefits	1,551,749
Professional Services	1,156,458
Occupancy	208,067
Travel	105,308
Insurance	35,998
Communications and Technology	35,009
Supplies	24,012
Other Expenses	72,124

Total Expenses	3,188,725

Loss before Income Taxes	(3,188,725)
Income Taxes	—

Net Loss	$(3,188,725)

See accompanying notes.

Xenith Bank [In Organization]

Statement of Owners’ Equity

From February 19, 2008 (Inception) to December 31, 2008

	Contributed Capital	Deficit Accumulated During the Organization Stage	Total
Balance at February 19, 2008	$—	$—	$—
Net Loss	—	(3,188,725)	(3,188,725)
Contributed Capital	4,295,300	—	4,295,300

Balance at December 31, 2008	$4,295,300	$(3,188,725)	$1,106,575

See accompanying notes.

Xenith Bank [In Organization]

Statement of Cash Flows

From February 19, 2008 (Inception) to December 31, 2008

Cash Flows from Operating Activities
Net Loss	$(3,188,725)
Adjustments to reconcile Net Loss to Net Cash used in Operating Activities:
Depreciation and Amortization	24,063
Changes in Operating Assets and Liabilities:
Increase in Prepaid Expenses	(108,774)
Increase in Accounts Receivable	(32,262)
Increase in Other Assets	(295,720)
Increase in Accounts Payable	198,378
Increase in Accrued Expenses	44,070
Increase in Other Current Liabilities	69,548
Increase in Other Liabilities	372,830

Net Cash used in Operating Activities	(2,916,592)

Cash Flows from Investing Activities
Purchases of Premises and Equipment	(1,098,507)

Net Cash used in Investing Activities	(1,098,507)

Cash Flows from Financing Activities
Capital Contributions	4,295,300

Net Cash provided by Financing Activities	4,295,300

Net increase in Cash	280,201
Cash at beginning of period	—

Cash at end of period	$280,201

See accompanying notes.

Xenith Bank [In Organization]

Notes to Financial Statements

From February 19, 2008 (Inception) to December 31, 2008

1. Summary of Significant Accounting Policies

Business and Principles of Consolidation

Xenith Bank [In Organization] (“Xenith” or the “Company”), is a bank in organization, headquartered in Richmond, Virginia. Xenith plans to be a Virginia state bank and operate as a full service commercial bank, specifically targeting the financial needs of middle market corporations, emerging growth companies, real estate developers and investors, and the principals of these companies, as well as affluent families. It plans to offer a wide array of financial products and services to its targeted customer base by using a team of experienced bankers with significant experience in the Mid-Atlantic region.

On February 19, 2008, CCB Organizing Group, LLC (“Organizing Group”) was formed for the purpose of forming a Virginia state bank. The Organizing Group was funded primarily through equity contributions by BankCap Partners Fund I, L.P (“BankCap Partners”).

On June 9, 2008, Xenith was incorporated as a Virginia banking corporation in organization with no shareholders. Pursuant to an Assignment, Transfer, and Assumption Agreement dated June 30, 2008, the Organizing Group conveyed to Xenith a full interest in its assets and the assumption of its liabilities. Since the Company and Organizing Group were entities under common control, this combination was accounted for in a manner similar to a pooling-of-interest in accordance with FASB Statement (SFAS) No. 141, Business Combination. Accordingly, the Xenith financial statements include the Organizing Group for the period presented.

Basis of Financial Statement Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, Management is required to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

Previously reported amounts in the statement of cash flows have been reclassified. The impact of the change increased net cash used in operating activities and decreased net cash used in investing activities by $1,023,563.

Cash and Cash Equivalents

Cash represents FDIC-insured bank balances. Generally, cash and cash equivalents have maturities of three months or less, and accordingly, the carrying amount of these instruments is deemed to be a reasonable estimate of fair value.

Premises and Equipment

Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the respective assets. For leasehold improvements, depreciation is computed using the straight line method over the shorter of the estimated useful life of the improvement or lease term. Major additions and improvements are treated as additions to the asset accounts while maintenance and repairs that do not improve or extend the useful lives of the assets are treated as expenses as incurred. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any gain or loss is reflected in the results of operations for the period.

Operating Leases

The Company has operating leases for its four office locations. The lease agreements for certain locations contain rent escalation clauses, rent holidays, and leasehold improvement allowances. For scheduled rent escalation clauses during the lease terms or for rental payments commencing at a date other than the date of initial occupancy, the Company records minimum rental expenses on a straight-line basis over the terms of the leases in occupancy expense.

The Company has a liability related to the difference between actual payments and the straight-lining of rent of $436,296, of which $372,830 is recorded in Other Liabilities and $63,466 is recorded in Other Current Liabilities as of December 31, 2008. Other Assets represents lease deposits.

Income Taxes

Deferred tax assets and liabilities are recorded for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax benefits, such as net operating loss carryforwards, are recognized to the extent that realization of such benefits is more likely than not. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the assets and liabilities are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income tax expense in the period that includes the enactment date.

In the event the future tax consequences of differences between the financial reporting bases and the tax bases of Xenith’s assets and liabilities results in deferred tax assets, an evaluation of the probability of being able to realize the future benefits indicated by such assets is required. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax asset will not be realized. In assessing the ability to realize the deferred tax assets, Management considers the scheduled reversals of deferred tax liabilities, projected future taxable income, and tax planning strategies.

Recent Accounting Standards

In December 2007, the FASB issued SFAS No. 141R, Business Combinations, which revises SFAS No. 141 and changes multiple aspects of the accounting for business combinations. Under the guidance in SFAS No. 141R, the acquisition method must be used, which requires the acquirer to recognize most identifiable assets acquired, liabilities assumed, and noncontrolling interests in the acquiree at their full fair value on the acquisition date. Goodwill is to be recognized as the excess of the consideration transferred plus the fair value of any noncontrolling interest over the fair values of the identifiable net assets acquired. Subsequent changes in the fair value of contingent consideration classified as a liability are to be recognized in earnings, while contingent consideration classified as equity is not the be remeasured. Costs such as transaction costs are to be excluded from acquisition accounting, generally leading to recognizing expense and additionally, restructuring costs that do not meet certain criteria at acquisition date are to be subsequently recognized as post-acquisition costs. SFAS No. 141R is effective for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company will be required to apply SFAS No. 141R prospectively to any business combinations completed after January 1, 2009.

2. Going Concern

The accompanying financial statements have been prepared assuming that Xenith will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. Xenith has not generated revenue and has incurred losses from February 19, 2008 (Inception) through December 31, 2008. These costs were attributable to start-up and organizational costs in an effort to open a de novo commercial bank and other expenses related to the evaluation of potential acquisition and merger partners.

Xenith has non-binding commitments from investors to contribute an additional $50.6 million to the Company. These capital contributions are contingent upon the commencement of de novo banking activities or consummation of an acquisition of or merger with an existing bank. If Xenith is unable to obtain the necessary regulatory approvals to commence de novo banking activities or is unable to acquire or merge with an existing bank, it may not be able to obtain additional funding. Without additional funding, Xenith may be forced to liquidate or cease start up activities.

3. Premises and Equipment

A summary of premises and equipments and their useful lives as of December 31, 2008 is as follows:

	Useful Life	2008
Leasehold Improvements	5 years	$841,740
Equipment and Furniture	1-10 years	1,280,330

Premises and Equipment		2,122,070
Less Accumulated Depreciation		(24,063)

Net Premises and Equipment		$2,098,007

Depreciation expense was $24,063 in 2008.

4. Income Taxes

A full valuation allowance was recorded in 2008, since realization of income tax benefits resulting from losses from Inception was uncertain. Therefore, there is no current or deferred income tax provision.

The income tax benefit is less than that computed by applying the federal statutory rate of 34% in 2008, as indicated in the following analysis (in thousands):

Period from inception to December 31, 2008
Tax benefit based on federal statutory rate	$1,084,167
State tax benefit, net of federal benefit	115,314
Stock issuance costs	(91,349)
Other	(2,747)
Valuation allowance	(1,105,385)

2008 Income tax benefit	$—

The following summarizes the net deferred tax asset which is recorded net of the valuation allowance at December 31, 2008:

2008
Deferred start-up costs	$1,051,091
Deferred lease expenses	45,159
Depreciation	9,135

Total gross deferred tax assets	1,105,385
Valuation allowance	(1,105,385)

Total net deferred tax assets	$—

In assessing the realizability of deferred tax assets, Management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Due to the limited history of the Company, the subjectivity of the timing of the Company generating taxable income, and the requirement of SFAS 109, the Company’s valuation allowance totaled $1,105,385 at December 31, 2008.

The Company’s and Organization Group’s 2008 income tax returns are subject to examination by both U.S. federal and state jurisdictions.

5. Owners’ Equity

In March 2008, three organizers contributed $100 each to form the Organization Group with an initial capitalization of $300. On June 1, 2008, Xenith executed a Memorandum of Understanding (“MOU”) with BankCap Partners, in which BankCap Partners committed to fund up to $5,000,000 of organizational, pre-opening and other expenses related to the filing of regulatory applications, leasing of office space, the retention of key officers and preparing to commence the operations of Xenith. As of December 31, 2008, BankCap Partners had contributed $4,295,100, which is classified as Contributed Capital on the balance sheet. This Contributed Capital will ultimately be converted to shares in Xenith; additionally, BankCap will also receive warrants for its “at risk” funding of Xenith’s start-up expenses. BankCap Partners has committed to contribute approximately $30,600,000 of additional equity upon the commencement of operations of Xenith.

6. Employee Benefit (Defined Contribution) Plan

Xenith sponsors a retirement plan that is qualified pursuant to Section 401(k) of the Internal Revenue Code. The plan allows eligible employees to defer a portion of their income by making contributions into the plan on a pretax basis. The plan provides that the Board of Directors may authorize matching contributions based on a percentage of the amount contributed by the employee. All employees of the Company are eligible to participate in the plan. During the year ended December 31, 2008, the Company made no contributions to the plan and will not make a discretionary contribution for the 2008 plan year.

7. Commitments and Contingencies

The company leases four offices in Virginia. At December 31, 2008, minimum operating lease commitments are summarized as follows:

2009	$563,253
2010	789,513
2011	806,852
2012	824,612
2013	842,774
Thereafter	644,318

Total minimum lease payments	$4,471,322

Rent expense for the year ended December 31, 2008 was $163,491.

The Company is subject to certain claims and legal actions arising in the ordinary course of business. As of December 31, 2008, Management has no knowledge of any pending claims or legal actions against the Company.

8. Related Party Transactions

In connection with the MOU, Xenith entered into a licensing and administrative support agreement with an affiliate of BankCap Partners, BankCap Partners GP, L.P. (“Licensor”), to a) use and otherwise access intellectual property the Licensor currently licenses from an unaffiliated third party and b) obtain administrative support services to facilitate the commencement of Xenith operations. The Licensor will receive a total fee of $600,000 in consideration for such licensing and administrative support services, which fee will be payable by Xenith in one lump sum if, and only if, Xenith receives all required regulatory approvals and successfully opens for business. As such, no accrual has been made for this amount as of the balance sheet date.

BankCap Partners has also agreed to incur direct expenses on behalf of Xenith, which may include but are not limited to legal, professional, recruiting and travel expenses. Xenith will reimburse BankCap Partners for these expenses up to a limit of $150,000 after Xenith’s opening for business. The amount of these expenses which has been accrued at December 31, 2008, is $66,443.

Xenith Corporation

Balance Sheets

	(Unaudited) June 30, 2009	December 31, 2008
Assets
Cash	$1,831,696	$280,201
Prepaid Expenses	40,248	108,774
Accounts Receivable	550	32,262

Total Current Assets	1,872,494	421,237

Premises and Equipment	2,289,016	2,122,070
Accumulated Depreciation	(265,097)	(24,063)

Net Premises and Equipment	2,023,919	2,098,007

Other Assets	472,720	295,720

Total Assets	$4,369,133	$2,814,964

Liabilities
Accounts Payable	$260,203	$1,221,941
Accrued Expenses	25,657	44,070
Other Current Liabilities	69,282	69,548

Total Current Liabilities	355,142	1,335,559
Other Liabilities	556,983	372,830

Total Liabilities	912,125	1,708,389

Shareholders’ Equity
Preferred Stock (par value $1.00 per share; authorized 25,000,000 shares; 0 shares issued and outstanding)	—	—
Common Stock (par value $1.00 per share; authorized 100,000,000 shares; 10 and 0 shares issued and outstanding as of June 30, 2009 and December 31, 2008, respectively)	10	—
Contributed Capital	10,955,390	4,295,300
Capital Advance Commitment	(1,750,000)	—
Deficit Accumulated during the Organization Stage	(5,748,392)	(3,188,725)

Total Shareholders’ Equity	3,457,008	1,106,575

Total Liabilities and Shareholders’ Equity	$4,369,133	$2,814,964

See accompanying notes.

Xenith Corporation

Statements of Income (unaudited)

	Three Months Ended June 30		Six Months Ended June 30	February 19, 2008 (Inception) to June 30	February 19, 2008 (Inception) to June 30,
	2009	2008	2009	2008	2009
Revenues	$—	$—	$—	$—	$—

Expenses
Compensation and Benefits	$770,238	$259,599	$1,355,548	$303,752	$2,907,297
Occupancy	248,120	18,065	511,106	22,830	719,173
Professional Services	180,503	518,175	412,507	649,030	1,568,965
Technology	60,647	2,245	119,501	2,665	129,788
Communications	30,619	8,537	50,388	8,786	75,110
Insurance	18,776	1,517	35,176	1,517	71,174
Travel	17,821	29,436	29,721	45,881	135,029
Supplies	8,690	3,486	20,467	3,486	44,479
Other Expenses	15,847	14,997	25,253	15,376	97,377

Total Expenses	1,351,261	856,057	2,559,667	1,053,323	5,748,392

Loss before Income Taxes	(1,351,261)	(856,057)	(2,559,667)	(1,053,323)	(5,748,392)
Income Taxes	—	—	—	—	—

Net Loss	$(1,351,261)	$(856,057)	$(2,559,667)	$(1,053,323)	$(5,748,392)

See accompanying notes.

Xenith Corporation

Statements of Shareholders’ Equity (unaudited)

	Common Stock	Contributed Capital	Capital Advance Commitment	Deficit Accumulated During the Organization Stage	Total Shareholders’ Equity
Balance at February 19, 2008 (Inception)	$—	$—	$—	$—	$—
Net Loss	—	—	—	(1,053,323)	(1,053,323)
Contributed Capital	—	795,300	—	—	795,300

Balance at June 30, 2008	$—	$795,300	$—	$(1,053,323)	$(258,023)

Balance at December 31, 2008	$—	$4,295,300	$—	$(3,188,725)	$1,106,575
Net Loss	—	—	—	(2,559,667)	(2,559,667)
Common Stock Issuance	10	90	—	—	100
Warrant Issuance	—	205,000	—	—	205,000
Capital Advance Commitment	—	—	(1,750,000)	—	(1,750,000)
Contributed Capital	—	6,455,000	—	—	6,455,000

Balance at June 30, 2009	$10	$10,995,390	$(1,750,000)	$(5,748,392)	$3,457,008

Balance at February 19, 2008 (Inception)	$—	$—	$—	$—	$—
Net Loss	—	—	—	(5,748,392)	(5,748,392)
Common Stock Issuance	10	90	—	—	100
Warrant Issuance	—	205,000	—	—	205,000
Capital Advance Commitment	—	—	(1,750,000)	—	(1,750,000)
Contributed Capital	—	10,750,300	—	—	10,750,300

Balance at June 30, 2009	$10	$10,995,390	$(1,750,000)	$(5,748,392)	$3,457,008

See accompanying notes.

Xenith Corporation

Statements of Cash Flows (unaudited)

	Six months ending June 30, 2009	February 19, 2008 (Inception) to June 30, 2008	February 19, 2008 (Inception) to June 30, 2009
Cash Flows from Operating Activities
Net Loss	$ (2,559,667)	$(1,053,323)	$(5,748,392)
Adjustments to reconcile Net Loss to Net Cash used in Operating Activities:
Depreciation and Amortization	241,034	1,038	265,097
Stock-based Compensation	205,000	—	205,000
Changes in Operating Assets and Liabilities:
Decrease (Increase) in Prepaid Expenses	68,526	(4,000)	(40,248)
Decrease (Increase) in Accounts Receivable	31,712	—	(550)
Decrease (Increase) in Other Assets	4,000	(4,000)	(291,720)
Increase (Decrease) in Accounts Payable	(45,675)	344,477	152,703
Increase (Decrease) in Accrued Expenses	(18,413)	17,500	25,657
Increase (Decrease) in Other Current Liabilities	(266)	5,122	69,282
Increase (Decrease) in Other Liabilities	184,153	—	556,983

Net Cash used in Operating Activities	(1,889,596)	(693,186)	(4,806.188)

Cash Flows from Investing Activities
Purchases of Premises and Equipment	(1,190,509)	(44,375)	(2,289,016)

Net Cash used in Investing Activities	(1,190,509)	(44,375)	(2,289,016)

Cash Flows from Financing Activities
Common Stock Issuance	100	—	100
Offering Costs Paid	(73,500)	—	(73,500)
Capital Contributions	4,705,000	795,300	9,000,300

Net Cash provided by Financing Activities	4,631,600	795,300	8,926,900

Net increase (decrease) in Cash	1,551,495	57,739	1,831,696
Cash at beginning of period	280,201	—	—

Cash at end of period	$ 1,831,696	$57,739	$1,831,696

See accompanying notes.

Xenith Corporation

Notes to Financial Statements (unaudited)

1. Summary of Significant Accounting Policies

Ernst & Young has not audited the following financial information as of June 30, 2009 or for the three and six-month periods ended June 30, 2009. Additionally, Ernst & Young has also not audited the financial information for the periods from February 19, 2008 (Inception) to March 31, 2008, June 30, 2008, and June 30, 2009.

Overview

Xenith Corporation (“Xenith” or the “Company”), is headquartered in Richmond, Virginia, and is a Virginia corporation formed for the purpose of owning and operating a full service, locally managed commercial bank specifically targeting the following market segments:

•	Middle-market commercial customers (sales up to $250 million),

•	Mid-size real estate developers and investors,

•	Private banking customers (assets in excess of $2 million), and

•	Select retail markets.

To accomplish this purpose, Xenith entered into a merger agreement with First Bankshares, Inc., a Virginia corporation (“First Bankshares”) that is the bank holding company for SuffolkFirst Bank, a Virginia state member bank. The merger (“Merger”) is expected to close near the end of the third quarter of 2009. (See Note 5 for additional information related to the pending Merger.)

Background

On February 19, 2008, CCB Organizing Group, LLC (“CCB”) was formed for the purpose of forming a Virginia state bank. CCB was funded primarily through equity contributions by BankCap Partners Fund I, L.P (“BankCap Partners”).

On June 11, 2008, Xenith Bank [In Organization] was incorporated as a Virginia banking corporation in organization with no shareholders. Pursuant to an Assignment, Transfer, and Assumption Agreement dated June 30, 2008, CCB conveyed to Xenith Bank [In Organization] a full interest in its assets and the assumption of its liabilities. Since CCB and Xenith Bank [In Organization] were entities under common control, this combination was accounted for in a manner similar to a pooling-of-interest in accordance with FASB Statement (SFAS) No. 141, Business Combination. Accordingly, the Xenith Bank [In Organization] financial statements include CCB for the period presented.

On April 15, 2009, the Board of Directors of Xenith Bank [In Organization] voted to amend and restate its Articles of Incorporation and received a Certificate of Restatement on May 5, 2009. As part of this amendment, the Company changed its name to Xenith Corporation and became a business corporation.

Basis of Financial Statement Presentation

The interim unaudited financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, Management is required to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

The notes to the December 31, 2008 financial statements should be read in conjunction with these financial statements. Management believes the disclosures are adequate to ensure the information presented is not misleading. In the opinion of management, all adjustments, consisting only of normal, recurring adjustments necessary for a fair presentation of the financial statements for the interim periods, have been included.

Income Taxes

Since realization of income tax benefits resulting from losses from Inception is uncertain, there is no current or deferred income tax provision in these financial statements.

Subsequent Events

In accordance with SFAS 165 (‘Subsequent Events’), the Company evaluates subsequent events that have occurred after the balance sheet date but before the financial statements are issued. There are two types of subsequent events: (1) recognized, or those that provide additional evidence about conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing financial statements, and (2) non-recognized, or those that provide evidence about conditions that did not exist at the date of the balance sheet but arose after that date.

The Company evaluated subsequent events through August 13, 2009, the date the financial statements were issued.

2. Premises and Equipment

A summary of premises and equipments and their useful lives follows:

	Useful Life	June 30, 2009	December 31, 2008
Leasehold Improvements	5 years	$892,759	$841,740
Equipment and Furniture	1-10 years	1,396,257	1,280,330

Premises and Equipment		2,289,016	2,122,070
Less Accumulated Depreciation		(265,097)	(24,063)

Net Premises and Equipment		$2,023,919	$2,098,007

Depreciation expense was $241,034 and $1,038 for the six months ending June 30, 2009 and the period from February 19, 2008 (Inception) to June 30, 2008, respectively.

3. Shareholders’ Equity

In March 2008, three organizers contributed $100 each to form CCB with an initial capitalization of $300.

On June 1, 2008, Xenith executed a Memorandum of Understanding (“MOU”) with BankCap Partners, in which BankCap Partners committed to fund up to $5,000,000 of organizational, pre-opening and other costs related to commencement of operations of Xenith. (As of June 30, 2009, BankCap Partners had advanced $9,000,000 to Xenith to fund organizational, pre-opening and other costs related to commencement of operations of Xenith. All of these funds are recorded as Contributed Capital on the balance sheet and will ultimately be converted to shares in Xenith.)

On May 5, 2009, T. Gaylon Layfield, III, the President and Chief Executive Officer of Xenith Corporation, and BankCap Partners each subscribed for 5 shares (total of 10 shares) of Xenith Corporation common stock at a purchase price of $10.00 per share.

On June 26, 2009, Xenith completed an offering of 4,758,100 shares of its common stock at a price of $10.00 per share, resulting in gross proceeds of $47,581,000. The shares were sold in a private offering to “accredited investors,” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Private Placement Offering”).

Proceeds from the Private Placement Offering include the following:

Cash received from BankCap Partners on offering date	$24,250,000
Previously-contributed capital from BankCap Partners	9,000,000
Capital Advance Commitments from BankCap Partners	1,750,000
Cash received from Xenith management and directors	3,800,000
Cash received from other Xenith investors	8,781,000

Gross proceeds	$47,581,000
Less funds previously received	(9,000,000)
Less funds not yet received	(1,750,000)

Cash proceeds	$36,831,000

The cash proceeds were placed in an escrow account with Wells Fargo Bank, N.A., Xenith’s escrow agent (“Escrow Agent”), where they will remain until all conditions to the completion of the Merger with First Bankshares have been satisfied or waived.

Immediately prior to the completion of the Merger, once all other conditions to the Merger have been satisfied or waived, the escrow agent will release the cash proceeds from the Private Placement Offering, with any interest thereon, to Xenith.

If the Merger is not completed, the Escrow Agent will return the cash proceeds from the Private Placement Offering promptly to investors, with any interest earned thereon, as reduced by the amount of taxes owed by Xenith on such interest income, if any.

A portion of the gross proceeds from the offering is a Capital Advance Commitment from BankCap Partners for $1,750,000. This commitment is the result of a Bridge Funding Agreement between Xenith and BankCap Partners, dated June 30, 2009. For the period beginning on the closing date of the Private Placement Offering and ending immediately prior to the completion of the Merger, BankCap Partners has irrevocably committed to make advances to Xenith to pay additional organizational, pre-opening and other costs related to the commencement of operations of Xenith incurred during that period in an amount not to exceed $1,750,000. In the event that BankCap Partners does not advance all of the committed $1,750,000 prior to the completion of the Merger, it will pay Xenith an amount in cash equal to the portion of the $1,750,000 that it has not advanced as of that date as the final payment for its shares.

As noted in Note 4 below, BankCap Partners received warrants to purchase 450,000 shares of Xenith common stock, at a price of $10.00 per share, in recognition of the substantial financial risks undertaken by BankCap Partners in funding Xenith organizational, pre-opening and other costs.

In connection with the Private Placement Offering, Xenith has incurred approximately $181,000 of costs. These costs have been recorded as deferred offering costs and are included in Other Assets in the June 30, 2009 balance sheet. These costs will be deducted from the gross proceeds of the Private Placement Offering upon recording of the shares, which will occur when all conditions of completion of the Merger have been satisfied or waived.

4. Options and Warrants

On April 15, 2009, the Board of Directors of Xenith approved a stock incentive plan designed to grant incentive stock options and non-qualified stock options to directors, executive officers and other employees of Xenith and it delegated authority to administer the stock incentive plan to the Governance and Compensation Committee of the Board of Directors. The stock incentive plan has a term of 10 years beginning May 8, 2009. Under the stock incentive plan, 1,199,300 shares of Xenith common stock have been reserved for issuance pursuant to the exercise of options and warrants. The stock incentive plan authorizes the issuance of options that will qualify as incentive stock options under Section 422(a) of the Internal Revenue Code of 1986, as amended, as well as non-qualified stock options.

On May 5, 2009, the Xenith shareholders approved the stock incentive plan described above.

On May 8, 2009, Xenith granted options to purchase 258,000 shares of Xenith common stock to certain officers and non-employee directors of Xenith, subject to the completion of the Merger . The options have an exercise price of $10.00 per share and vest in three equal installments on each anniversary of the consummation of the Merger.

On May 8, 2009, Xenith issued warrants to purchase 450,000 shares of Xenith common stock to BankCap Partners. The warrants have an exercise price of $10.00 per share and a term of 10 years.

On May 8, 2009, Xenith issued warrants to purchase 198,000 shares of Xenith Corporation common stock to certain officers and non-employee directors of Xenith Corporation. The warrants have at an exercise price of $10.00 per share and a term of 10 years.

The fair value of the options and warrants were estimated using a pricing model which factors in probabilities of various outcomes, the most likely of which is the Merger with First Bankshares. Assuming a Merger with First Bankshares, a value was determined using an option pricing model with the following assumptions:

	Officer and Director Options	Officer and Director Warrants	BankCap Partners Warrants
Volatility	40%	40%	40%
Term	5.8 years	4.8 years	9.6 years
Risk Free Rate	2.15%	2.15%	3.29%

As the Company’s shares are not traded, the Company used an estimate of volatility based on the volatility of a collection of banks with similar characteristics of Xenith subsequent to its proposed Merger with First Bankshares. The term for the officer and director options and warrants was calculated using the ‘simplified method’ as Xenith does not currently have historical data to determine the exercise/forfeiture behavior of the options and warrants issued.

The resultant values were as follows:

	Number of Shares	Price per Unit	Total Value
Officer and Director Options	258,000	$2.23	$575,000
Officer and Director Warrants	198,000	$1.04	$205,000
BankCap Partners Warrants	450,000	$1.80	$810,000

With respect to the officer and director options, expense will commence upon consummation of the Merger and vest in ratable amounts over the vesting term of three years.

With respect to the officer and director warrants, the value of $205,000 was expensed on the grant date, and it is included in Compensation and Benefits in the Statements of Income.

With respect to the BankCap Partners warrants, these warrants were issued for the initial investment risk assumed and, as such, the value of these warrants are reflected in Contributed Capital with no net impact on Shareholders’ Equity.

5. Pending Merger with First Bankshares, Inc.

On May 12, 2009, Xenith entered into a merger agreement with First Bankshares, pursuant to which Xenith will be merged with and into First Bankshares, with First Bankshares being the surviving legal entity in the Merger. First Bankshares is the holding company for SuffolkFirst Bank. Upon closing of the Merger, the combined organizations will operate as a one-bank holding company under the name Xenith Bankshares, Inc. (“Xenith Bankshares”). The name of SuffolkFirst Bank will be changed to Xenith Bank, but it will continue to do business as SuffolkFirst Bank at its existing locations in Suffolk.

The Merger is expected to close near the end of the third quarter of 2009. It has been approved by the Boards of Directors of both companies and is subject to the approval of each company’s shareholders, as well as regulatory approvals and other customary conditions.

As a condition to the completion of the Merger, Xenith is required to complete an offering of its common stock to raise a minimum of $40 million in gross proceeds and a maximum of $70 million in gross proceeds (including previously contributed amounts and amounts to be contributed). This Private Placement Offering has been completed and resulted in gross proceeds of $47,581,000. The cash proceeds from the Private Placement Offering (gross proceeds less amounts previously contributed and amounts committed to be contributed) totaled approximately $36,831,000 and were placed in an escrow account with the Escrow Agent. Under the terms of the escrow agreement, the cash proceeds will not be released to Xenith until all other conditions to the completion of the Merger have been satisfied or waived at which time this condition will have been satisfied. (See Note 3 for additional information related to the Private Placement Offering.)

Under the terms of the Merger Agreement, shareholders of First Bankshares may elect to retain their shares of First Bankshares common stock or to receive $9.23 in cash per share, subject to pro ration in the event the aggregate cash elections exceed 25% of shares outstanding as of the closing of the Merger. Shareholders of Xenith will receive shares of First Bankshares common stock at an exchange ratio equal to the Xenith book value per share as of the effective time of the Merger divided by $9.23, which represents the cash price being paid for up to 25% of the outstanding shares of First Bankshares common stock in connection with the Merger. The Xenith book value per share is dependent upon the number of shares of Xenith common stock sold in its private placement offering and its accumulated losses through the closing date of the Merger.

In connection with the Merger, Xenith has incurred approximately $280,000 of transaction related costs, consisting primarily of professional service fees. These amounts have been expensed in accordance with SFAS 141(R), ‘Business Combinations.’

6. Commitments and Contingencies

Xenith is subject to certain claims and legal actions arising in the ordinary course of business. As of June 30, 2009, Management has no knowledge of any pending claims or legal actions against the Company.

Xenith is required to make a $375,000 payment to Baxter Fentriss & Company for serving as Xenith’s investment banker for the Merger transaction, of which $25,000 is payable contingent upon mailing of proxy materials and the balance is payable contingent upon the completion of the Merger. As such, no accrual has been made for this amount as of June 30, 2009.

7. Related Party Transactions

In connection with the MOU, Xenith entered into (and subsequently amended) a licensing and administrative support agreement with an affiliate of BankCap Partners, BankCap Partners GP, L.P. (“Licensor”), to (a) use and otherwise access intellectual property the Licensor currently licenses from an unaffiliated third party and (b) obtain strategic support services to facilitate the commencement and ongoing operations of Xenith.

The Licensor will receive a total fee of $600,000 in consideration for such licensing and administrative support services, which fee will be payable by Xenith if, and only if, Xenith receives all required regulatory approvals and successfully opens for business. As such, no accrual has been made for this amount as of June 30, 2009.

BankCap Partners has also agreed to incur direct expenses on behalf of Xenith, which may include but are not limited to legal, professional, recruiting and travel expenses. Xenith will reimburse BankCap Partners for these expenses up to a limit of $150,000, after Xenith opens for business. The amount of these expenses which has been incurred through June 30, 2009 is $141,450.

8. Going Concern

The accompanying financial statements have been prepared assuming that Xenith will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. Xenith has not generated revenue and has incurred losses from February 19, 2008 (Inception) through June 30, 2009. These costs were attributable to start-up and organizational costs in an effort to open a de novo commercial bank and other expenses related to the evaluation and ongoing pursuit of potential acquisition and merger partners.

On June 26, 2009, Xenith completed the Private Placement Offering of 4,758,100 shares of its common stock at a price of $10.00 per share, resulting in gross proceeds of $47,581,000 (including amounts previously contributed and amounts committed to be contributed). The cash proceeds (gross proceeds less amounts previously contributed and amounts committed to be contributed) from the Private Placement Offering were placed in an escrow account with the Escrow Agent, until all conditions to the completion of the Merger with First Bankshares have been satisfied or waived. (See Note 5 for additional information related to the pending Merger.)

If Xenith is unable to complete the Merger, it may not be able to obtain additional funding. Without additional funding, Xenith may be forced to liquidate or cease start up activities.

If the Merger is not completed, the Escrow Agent will return the cash proceeds from the Private Placement Offering promptly to investors, with any interest earned thereon, as reduced by the amount of taxes owed by Xenith on such interest income, if any.

ANNEX A

AGREEMENT OF MERGER

dated as of

May 12, 2009

between

FIRST BANKSHARES, INC.

and

XENITH CORPORATION

A-i

A-ii

A-iii

APPENDIX A - DEFINITIONS

SCHEDULES:

FBS Disclosure Schedule (omitted)

Xenith Disclosure Schedule (omitted)

A-iv

EXHIBITS:

Exhibit A – Form of Plan of Merger (see Annex B to joint proxy statement)

Exhibit B-1 – Form of FBS Voting Agreement (see Annex E to joint proxy statement)

Exhibit B-2 – Form of Xenith Voting Agreement (see Annex F to joint proxy statement)

Exhibit C – Form of FBS Rule 145 Affiliate Letter

Exhibit D – Form of Tax Representation Letter from Xenith

Exhibit E – Form of Tax Representation Letter from FBS

Exhibit F – Form of Employment Agreement

Exhibit G – Amended and Restated Articles of Incorporation of Surviving Corporation (see Appendix 1 to Annex B to joint proxy statement)

Exhibit H – Amended and Restated Bylaws of Surviving Corporation

A-v

AGREEMENT OF MERGER

AGREEMENT OF MERGER (this “Agreement”) dated as of May 12, 2009 between First Bankshares, Inc., a Virginia bank holding company incorporated pursuant to the VSCA (“FBS”), and Xenith Corporation, a Virginia corporation (“Xenith”).

WHEREAS, SuffolkFirst Bank, a Virginia banking corporation (the “Bank”), is a wholly-owned subsidiary of FBS;

WHEREAS, the respective Boards of Directors of FBS and Xenith deem it advisable and in the best interests of their respective shareholders and corporations for Xenith to merge with and into FBS (the “Merger”) on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, in furtherance thereof, the respective Boards of Directors of FBS and Xenith have approved the Merger and this Agreement, including the Plan of Merger in the form attached as Exhibit A hereto (the “Plan of Merger”);

WHEREAS, concurrently with the execution of this Agreement, as a condition of the willingness of FBS and Xenith to enter into this Agreement, certain shareholders of FBS have agreed to enter into a Voting Agreement (the “FBS Voting Agreement”) substantially in the form attached hereto as Exhibit B-1 providing for, among other things, the agreement of such shareholders to vote FBS Shares, representing in the aggregate approximately [19.89]% of the outstanding FBS Shares, in favor of the Plan of Merger and the approval and adoption of this Agreement; and

WHEREAS, concurrently with the execution of this Agreement, as a condition of the willingness of FBS and Xenith to enter into this Agreement, certain shareholders of Xenith have agreed to enter into a Voting Agreement (the “Xenith Voting Agreement”) substantially in the form attached hereto as Exhibit B-2 providing for, among other things, the agreement of such shareholders to vote shares of Xenith Common Stock, representing in the aggregate 100% of the outstanding Xenith Common Stock as of the date hereof, in favor of the Plan of Merger and the approval and adoption of this Agreement; and

WHEREAS, for U.S. federal income tax purposes, it is intended by FBS and Xenith that the Merger be treated as a reorganization within the meaning of Code Section 368(a) and that no gain or loss shall be recognized in connection with the Merger by any of FBS, Xenith or their shareholders, except with respect to Cash Elections by holders of FBS Shares and cash received by holders of Xenith Common Stock in lieu of a fractional share of Surviving Corporation Common Stock.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01 Definitions.

Certain defined terms used in this Agreement are set forth in Appendix A attached hereto.

Section 1.02 Other Definitional and Interpretative Provisions.

Unless specified otherwise, in this Agreement the obligations of any party consisting of more than one person are joint and several. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law”, “laws” or to a particular statute or law shall be deemed also to include any and all related rules, regulations, ordinances, directives, treaties and judicial or administrative decisions, judgments, decrees or injunctions of any U.S. or non-U.S. federal, state, local or foreign Governmental Entity. Any reference to a statute shall be to such statute, as amended from time to time, and to the rules and regulations promulgated thereunder.

ARTICLE 2

THE MERGER; CERTAIN RELATED MATTERS

Section 2.01 The Merger; Closing.

(a) Within five days following satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, including, without limitation, final determination of the Exchange Ratio as provided in Sections 3.10(b) and (c) hereof, FBS and Xenith shall file articles of merger with the State Corporation Commission of Virginia and make all other filings or recordings required by Virginia law in connection with the Merger. The Merger shall become effective (the “Effective Time”) at the time the Certificate of Merger is issued by the State Corporation Commission of Virginia (or at such later time as may be specified in the articles of merger) in accordance with the VSCA. Upon and following the Merger, the separate existence of Xenith shall cease, and FBS shall be the surviving entity resulting from the Merger (the “Surviving Corporation”).

(b) From and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of FBS and Xenith, all as provided under the VSCA.

(c) The closing of the Merger (the “Closing”) shall take place at such time and place as FBS and Xenith shall agree, on the date when the Effective Time is to occur (the “Closing Date”).

ARTICLE 3

CONVERSION OF SHARES;

CASH ELECTION; EXCHANGE OF CERTIFICATES

Section 3.01 Xenith Common Stock.

At the Effective Time, by virtue of the Merger and without any action on the part of any holder of shares of capital stock of FBS or Xenith, each issued and outstanding share of common stock, par value $1.00 per share, of Xenith (“Xenith Common Stock”) outstanding immediately prior to the Effective Time shall be converted into the right to receive that number of shares of common stock, par value $3.20 per share, of FBS, as the Surviving Corporation (“Surviving Corporation Common Stock”), equal to one multiplied by the Exchange Ratio, as determined pursuant to Section 3.10 (the “Xenith Merger Consideration”).

Section 3.02 Conversion of FBS Shares.

At the Effective Time, by virtue of the Merger and without any action on the part of any holder of shares of capital stock of FBS or Xenith:

(a) each FBS Share outstanding immediately prior to the Effective Time for which a Cash Election has been effectively made and not revoked (a “Cash Electing FBS Share”) shall be converted into the right to receive an amount equal to $9.23 in cash without interest, as may be adjusted pursuant to Section 3.10(a) (the “Cash Election Price”); and

(b) each FBS Share outstanding immediately prior to the Effective Time that is not a Cash Electing FBS Share shall, following the Effective Time, represent one share of Surviving Corporation Common Stock, as may be adjusted pursuant to Section 3.10(a) (a “Non-Electing FBS Share” and, together with the Cash Election Price, the “FBS Merger Consideration”).

Section 3.03 Elections.

Each Person who, at the close of business on the date of the FBS Shareholder Meeting or on such other date as FBS and Xenith publicly announce as the election date, is a record holder of FBS Shares will be entitled, with respect to any or all of such FBS Shares, to make an election (a “Cash Election”) on or prior to such date to receive the Cash Election Price on the basis hereinafter set forth.

Section 3.04 Proration of Election Price.

(a) The number of FBS Shares to be converted into the right to receive the Cash Election Price at the Effective Time shall not exceed the number of FBS Shares which is 25% of FBS Shares outstanding at the Effective Time (the “Cash Election Number”).

(b) If the number of Cash Electing FBS Shares exceeds the Cash Election Number, then such Cash Electing FBS Shares shall be treated in the following manner:1

(i) A cash proration factor (the “Cash Proration Factor”) shall be determined by dividing the Cash Election Number by the total number of Cash Electing FBS Shares.

(ii) A number of Cash Electing FBS Shares covered by each shareholder’s Cash Election equal to the product of (x) the Cash Proration Factor and (y) the total number of Cash Electing FBS Shares covered by such Cash Election shall be converted into the right to receive the Cash Election Price; provided that any fractional Cash Electing FBS Shares resulting from such multiplication shall be rounded down to the next whole share.

(iii) Each Cash Electing FBS Share, other than those FBS Shares converted into the right to receive the Cash Election Price in accordance with Section 3.04(b)(ii), shall, following the Effective Time, represent one share of Surviving Corporation Common Stock as if such FBS Shares were not Cash Electing FBS Shares.

[1]

As an example, if there are 2,276,298 FBS Shares outstanding, the Cash Election Number is 569,074. If the number of Cash Electing FBS Shares is 800,000, then the Cash Proration Factor would be 71.13%. If a shareholder owned 10,000 FBS Shares and made a Cash Election with respect to all 10,000 FBS Shares, he would receive cash for 7,113 FBS Shares (7,113 shares x $9.23 per share = $65,653) and he would retain 2,887 FBS Shares, which represent 2,887 shares of Surviving Corporation Common Stock.

Section 3.05 Election Procedures; Exchange Agent.

(a) Prior to the date of the FBS Shareholder Meeting, FBS and Xenith shall prepare a form (an “Election Form”) pursuant to which a holder of record of FBS Shares may make a Cash Election with respect to each FBS Share owned by such holder. FBS shall cause an Election Form to be included with the Joint Proxy Statement and mailed to each holder of record of FBS Shares as of the record date for such meeting.

(b) Prior to the record date for the FBS Shareholder Meeting, FBS and Xenith shall appoint an agent (the “Exchange Agent”) for the purpose of (i) receiving Election Forms and determining, in accordance with this Article 3, the form of FBS Merger Consideration to be received by each holder of FBS Shares, and (ii) exchanging for the certificates of Xenith Common Stock (the “Xenith Certificates”) certificates representing shares of Surviving Corporation Common Stock. At or prior to the Effective Time, (i) FBS shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the holders of the Xenith Certificates, for exchange in accordance with this Article 3, subject to Section 3.07(a), certificates representing the shares of Surviving Corporation Common Stock that constitute the Xenith Merger Consideration, and (ii) Xenith shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the holders of the Cash Electing FBS Shares, for exchange in accordance with this Article 3, subject to Section 3.06(b), an amount of cash necessary to satisfy the cash portion of the FBS Merger Consideration (collectively (i) and (ii), the “Exchange Fund”). The Exchange Fund will be distributed in accordance with the Exchange Agent’s normal and customary procedures established in accordance with merger transactions. At the Effective Time or promptly thereafter, the Surviving Corporation shall send, or shall cause the Exchange Agent to send, to each holder of record at the Effective Time of FBS Shares and each holder of record of Xenith Common Stock, a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Cash Electing Certificates or Xenith Certificates, as the case may be, to the Exchange Agent) for use in such exchange.

(c) A Cash Election shall be effective only if the Exchange Agent shall have received no later than 5:00 p.m., Richmond, Virginia time, on the date of the FBS Shareholder Meeting (the “Election Deadline”) an Election Form covering the FBS Shares to which such Cash Election applies, executed and completed in accordance with the instructions set forth in such Election Form. Any FBS Share with respect to which the Exchange Agent has not received an effective Cash Election meeting the requirements of this Section 3.05(c) by the Election Deadline shall be deemed to be a Non-Electing FBS Share. A Cash Election may be revoked or changed only by delivering to the Exchange Agent, prior to the Election Deadline, a written notice of revocation or, in the case of a change, a properly completed revised Election Form that identifies FBS Shares to which such revised Election Form applies. Delivery to the Exchange Agent prior to the Election Deadline of a revised Election Form with respect to any FBS Shares shall result in the revocation of all prior Election Forms with respect to all such FBS Shares. Any termination of this Agreement in accordance with Article 11 shall result in the revocation of all Election Forms delivered to the Exchange Agent on or prior to the date of such termination.

(d) FBS and Xenith jointly, not severally, shall have the right to make rules or adopt procedures, not inconsistent with the terms of this Agreement, governing the validity and effectiveness of Election Forms, the manner and extent to which Cash Elections are to be taken into account in making the determinations required by this Section and the payment of the FBS Merger Consideration and the Xenith Merger Consideration.

Section 3.06 Exchange, Surrender and Payment Procedures for FBS Shares.

(a) Each certificate representing one or more Non-Electing FBS Shares prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder of such certificate, represent the identical number of shares of the Surviving Corporation Common Stock immediately following the Effective Time.

(b) Each holder of a certificate (a “Cash Electing Certificate”) representing one or more Cash Electing FBS Shares shall be entitled to receive, upon surrender to the Exchange Agent of a Cash Electing Certificate, together with a properly completed letter of transmittal, the Cash Election Price for each Cash Electing FBS Share represented by such certificate. Until so surrendered, each such Cash Electing Certificate shall represent after the Effective Time for all purposes only the right to receive the Cash Election Price for each Cash Electing FBS Share represented by such certificate.

(c) If by virtue of the provisions of Section 3.04, a holder of FBS Shares holds a certificate as to which some but not all of the shares are Cash Electing FBS Shares, upon surrender of such certificate and the other documentation required by Section 3.06(b) above, the Exchange Agent will deliver to such holder the Cash Election Price for each of the Cash Electing FBS Shares represented by such certificate and a new stock certificate for that number of shares of Surviving Corporation Common Stock equal to the number of FBS Shares represented by the surrendered certificate that were not Cash Electing FBS Shares.

(d) If any portion of the Cash Election Price is to be paid to a Person other than the Person in whose name the surrendered Cash Electing Certificate is registered, it shall be a condition to such payment that (i) either such certificate shall be properly endorsed or shall otherwise be in proper form for transfer and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Cash Electing Certificate or establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

(e) Any FBS Merger Consideration remaining unclaimed by holders of FBS Shares two years after the Effective Time (or such earlier date, immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity) shall become, to the extent permitted by applicable law, the property of the Surviving Corporation free and clear of any claims or interest of any Person previously entitled thereto.

Section 3.07 Exchange and Surrender Procedures for Xenith Common Stock.

(a) Each holder of Xenith Common Stock that has been converted into the right to receive the Xenith Merger Consideration shall be entitled to receive, upon surrender to the Exchange Agent of a Xenith Certificate, together with a properly completed letter of transmittal, the Xenith Merger Consideration in respect of the Xenith Common Stock represented by a Xenith Certificate. Until so surrendered, each such Xenith Certificate shall represent after the Effective Time for all purposes only the right to receive such Xenith Merger Consideration.

(b) If any portion of the Xenith Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Xenith Certificate is registered, it shall be a condition to such payment that (i) either such Xenith Certificate shall be properly endorsed or shall otherwise be in proper form for transfer and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Xenith Certificate or establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

(c) After the Effective Time, there shall be no further registration of transfers of Xenith Common Stock. If, after the Effective Time, Xenith Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged for the Xenith Merger Consideration provided for, and in accordance with, the procedures set forth, in this Article 3.

(d) Any Xenith Merger Consideration remaining unclaimed by holders of Xenith Common Stock two years after the Effective Time (or such earlier date, immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity) shall become, to the extent permitted by applicable law, the property of the Surviving Corporation free and clear of any claims or interest of any Person previously entitled thereto.

(e) No dividends or other distributions with respect to securities of Surviving Corporation constituting the Xenith Merger Consideration, and no cash payment in lieu of fractional shares as provided in Section 3.11, shall be paid to the holder of any Xenith Certificates not surrendered until such Xenith Certificates are surrendered, as provided in this Section. Following such surrender, there shall be paid, without interest, to the Person in whose name the securities of Surviving Corporation have been registered, (i) at the time of such surrender or transfer, the amount of any cash payable in lieu of fractional shares to which such Person is entitled pursuant to Section 3.11 and the amount of all dividends or other distributions with a record date after the Effective Time previously paid or payable on the date of such surrender with respect to such securities, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time and prior to surrender or transfer and with a payment date subsequent to surrender or transfer payable with respect to such securities.

(f) Notwithstanding any provision contained in this Agreement to the contrary, all shares of Xenith Common Stock outstanding immediately prior to the Effective Time held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such shares (“Dissenting Shares”) in accordance with the VSCA (a “Dissenting Holder”) shall not be converted into a right to receive any of the Xenith Merger Consideration, but shall, from and after the Effective Time, have only such rights as are afforded to the holders thereof by the provisions of Article 15 of the VSCA, unless such Dissenting Holder fails to perfect or withdraws or loses such Dissenting Holder’s right to appraisal, in which case such shares shall be treated as if they had been converted as of the Effective Time of the Merger into the right to receive the portion of the Xenith Merger Consideration payable in respect of such shares pursuant to Section 3.01. Xenith shall give FBS prompt notice of (i) any demands received by Xenith for appraisal of shares, withdrawals of such demands, and any other instruments served pursuant to the VSCA and received by Xenith, and (ii) all negotiations and proceedings with respect to such demands.

Section 3.08 Stock Options.

(a) Xenith Stock Options. At the Effective Time, each option granted by Xenith to purchase Xenith Common Stock pursuant to Xenith’s 2009 Stock Incentive Plan (the “Xenith Option Plan”), (each a “Xenith Option”), which is then outstanding and unexercised, whether or not vested, shall cease to represent a right to acquire Xenith Common Stock and shall be converted automatically into an option to purchase shares of Surviving Corporation Common Stock (a “Surviving Corporation Option”) in an amount and at an exercise price determined as provided below (and otherwise subject to the terms of the Xenith Option Plan under which such Xenith Option was granted, including vesting rights, the agreements evidencing grants thereunder and any other agreements between Xenith and an optionee regarding Xenith Options):

(i) the number of shares of Surviving Corporation Common Stock to be subject to the Surviving Corporation Option shall be equal to the product of the number of shares of Xenith Common Stock subject to the original Xenith Option and the Exchange Ratio; provided that any fractional shares of Surviving Corporation Common Stock resulting from such multiplication shall be rounded down to the next whole share;

(ii) the exercise price per share of Surviving Corporation Common Stock under the Surviving Corporation Option shall be equal to the exercise price per share of Xenith Common Stock under the original Xenith Option divided by the Exchange Ratio; provided that if the exercise price resulting from such division includes a fractional cent, the exercise price shall be rounded up to the next cent; and

(iii) notwithstanding anything else contained in this Section 3.08(a), it is the intention of the parties that the assumption of Xenith Options hereunder shall meet the requirements of Section 424(a) of the Code, and that each Surviving Corporation Option shall qualify immediately after the Effective Time as an incentive stock option (as defined in Section 422 of the Code) to the extent the related Xenith Option so qualified immediately prior to the Effective Time and that each Surviving Corporation Option shall continue to be exempt from Section 409A of the Code, and the foregoing provisions of this Section 3.08(a) shall be interpreted to further such purpose and intention.

(b) FBS Stock Options. At the Effective Time, each option granted by FBS to purchase FBS Shares pursuant to the SuffolkFirst Bank 2003 Stock Option Plan (the “FBS Option Plan”), (each an “FBS Option”), which is then outstanding and unexercised, whether or not vested, shall cease to represent a right to acquire FBS Shares and shall be converted automatically into a Surviving Corporation Option in an amount and at an exercise price determined as provided below (and otherwise subject to the terms of the FBS Option Plan under which such FBS Option was granted, including vesting rights, the agreements evidencing grants thereunder and any other agreements between FBS and an optionee regarding FBS Options):

(i) the number of shares of Surviving Corporation Common Stock to be subject to the Surviving Corporation Option shall be equal to the number of FBS Shares subject to the original FBS Option;

(ii) the exercise price per share of Surviving Corporation Common Stock under the Surviving Corporation Option shall be equal to the exercise price per FBS Share under the original FBS Option; and

(iii) notwithstanding anything else contained in this Section 3.08(b), it is the intention of the parties that the assumption of FBS Options hereunder shall meet the requirements of Section 424(a) of the Code, and that each Surviving Corporation Option shall qualify immediately after the Effective Time as an incentive stock option (as defined in Section 422 of the Code) to the extent the related FBS Option so qualified immediately prior to the Effective Time and that each Surviving Corporation Option shall continue to be exempt from Section 409A of the Code, and the foregoing provisions of this Section 3.08(b) shall be interpreted to further such purpose and intention.

(c) At the Effective Time, the Surviving Corporation shall, as a result of the Merger, automatically assume the Xenith Option Plan, including all rights and obligations thereunder. Following the Effective Time, the Surviving Corporation may grant Surviving Corporation Options in accordance with the terms of the Xenith Option Plan.

(d) Immediately following the Effective Time, Surviving Corporation shall reserve for issuance the number of shares of Surviving Corporation Common Stock necessary to satisfy Surviving Corporation’s obligations under this Section 3.08. Promptly after the Effective Time (but in no event later than ten Business Days thereafter), Surviving Corporation shall file with the SEC a registration statement on an appropriate form under the 1933 Act with respect to the shares of Surviving Corporation Common Stock subject to the Surviving Corporation Options, and shall use its best efforts to maintain the current status of the prospectus contained therein, as well as comply with applicable state securities or “blue sky” laws, for so long as such options remain outstanding.

(e) Prior to the Effective Time, FBS and Xenith shall take all such steps as may be required to cause any dispositions of equity securities of the Surviving Corporation (including derivative securities with respect to any equity securities of the Surviving Corporation) resulting from the transactions contemplated by this Agreement by each individual who following the effective time will be subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Surviving Corporation to be exempt under Rule 16b-3 promulgated under the 1934 Act.

Section 3.09 Xenith Warrants.

At the Effective Time, each Xenith Warrant, which is then outstanding, unexercised and vested shall cease to represent a right to acquire Xenith Common Stock and shall be converted automatically into a warrant to purchase shares of Surviving Corporation Common Stock (a “Surviving Corporation Warrant”) in an amount and at an exercise price determined as provided below (and otherwise subject to the terms under which such Xenith Warrant was granted, including vesting rights, the agreements evidencing grants thereunder and any other agreements between Xenith and a warrant holder regarding Xenith Warrants):

(a) the number of shares of Surviving Corporation Common Stock to be subject to the Surviving Corporation Warrant shall be equal to the product of the number of shares of Xenith Common Stock subject to the original Xenith Warrant and the Exchange Ratio; provided that any fractional shares of Surviving Corporation Common Stock resulting from such multiplication shall be rounded down to the next whole share; and

(b) the exercise price per share of Surviving Corporation Common Stock under the Surviving Corporation Warrant shall be equal to the exercise price per share of Xenith Common Stock under the original Xenith Warrant divided by the Exchange Ratio; provided that if the exercise price resulting from such division includes a fractional cent, the exercise price shall be rounded up to the next cent.

(c) At the Effective Time, the Surviving Corporation shall, as a result of the Merger, automatically assume the Xenith Warrant Agreements, including all rights and obligations thereunder.

Section 3.10 Adjustments.

(a) If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of FBS or Xenith shall occur (other than changes resulting from the offering of Xenith Common Stock contemplated by Sections 10.02(f) and 10.03(f) hereof), including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, the FBS Merger Consideration, the Xenith Merger Consideration, the Cash Election Price and any other amounts payable pursuant to this Agreement and, if applicable, their respective determinations shall be appropriately adjusted.

(b) The exchange ratio shall be an amount (carried out four decimal places) equal to the quotient of the Adjusted Xenith Book Value Per Share divided by the Cash Election Price (the “Exchange Ratio”).2 The “Adjusted Xenith Book Value Per Share” shall be equal to the Final Xenith Shareholders’ Equity divided by the number of shares of Xenith Common Stock outstanding immediately prior to the Effective Time.

(c) The Final Xenith Shareholders’ Equity shall be determined as follows:

(i) No less than ten days prior to the Closing Date, Xenith shall cause to be prepared and delivered to FBS the unaudited balance sheet of Xenith as of the end of the month immediately preceding the Closing Date (or, if the Closing Date occurs during the first fifteen days of a month, as of the end of the month preceding the month immediately preceding the Closing Date) (the “Estimated Xenith Closing Balance Sheet”), as well as a good faith estimate, based on a roll-forward of the Estimated Xenith Closing Balance Sheet, of Xenith’s total shareholders’ equity as of the Effective Time (which roll-forward shall include, without limitation, all expenses incurred by Xenith in connection with the transactions contemplated hereby, regardless of whether such expenses are expensed or capitalized pursuant to GAAP), which estimate shall be reasonably acceptable to FBS (the “Estimated Xenith Shareholders’ Equity”). Xenith shall make available to FBS access to its books and records, its financial and accounting personnel and all work papers related to the calculation of the Estimated Xenith Shareholders’ Equity. Section 3.10(c)(1) of the Xenith Disclosure Schedule sets forth a draft form of the Estimated Xenith Closing Balance Sheet prepared as if the Closing occurred on December 31, 2008. The Estimated Xenith Closing Balance Sheet shall be prepared in accordance with GAAP and in a manner consistent with Xenith’s most recent audited financial statements (except for normal year-end audit adjustments and except for lack of notes thereto).

(ii) If FBS has no objections to the Estimated Xenith Shareholders’ Equity (or fails to deliver notice of its objection within the applicable five day period) the Estimated Xenith Shareholders’ Equity shall be the Final Xenith Shareholders’ Equity.

(iii) If FBS has an objection to the Estimated Xenith Shareholders’ Equity, FBS shall deliver a detailed statement describing FBS’s objections to Xenith within five days following FBS’s receipt of the Estimated Xenith Closing Balance Sheet. FBS and Xenith shall use their reasonable best efforts to resolve any such objections. If a final resolution is not obtained within two days after Xenith has received the statement of objections, FBS and Xenith shall select a nationally-recognized accounting firm mutually acceptable to them to promptly resolve any remaining objections within five days following submission of such objections to the accounting firm. If FBS and Xenith are unable to agree on the choice of an accounting firm, FBS and Xenith shall select a nationally-recognized accounting firm

[2]	As an example, if the Final Xenith Shareholders’ Equity is $46,300,000, there are 5,250,000 shares of Xenith Common Stock outstanding immediately prior to the Effective Time and the Cash Election Price is $9.23, then the Exchange Ratio will be 0.9555 (($46,300,000 ÷ 5,250,000) ÷ 9.23).

by lot (after excluding Ernst & Young and Witt Mares, PLC). Such accounting firm shall consider only those items and amounts set forth in the Estimated Xenith Closing Balance Sheet, or the detailed statement of objections of FBS that remain in dispute and shall base its determinations solely on the submissions of the parties and the definitions and other relevant provisions contained herein. In resolving any disputed item, such accounting firm may not assign a value to any item greater than the greatest value for such item claimed by either party or less than the smallest value for such item claimed by either party. The decision of such accounting firm shall be final and binding on all parties hereto. If any unresolved objections are submitted to an accounting firm for resolution as provided above, the fees and expenses of such accounting firm shall be split 50%/50% between FBS and Xenith.

(iv) The Estimated Xenith Shareholders’ Equity shall be revised to reflect the resolution of any objections and such revised Estimated Xenith Shareholders’ Equity shall be the Final Xenith Shareholders’ Equity for all purposes hereunder.

Section 3.11 Fractional Shares.

No fractional shares of Surviving Corporation Common Stock shall be issued in the Merger. All fractional shares of Surviving Corporation Common Stock that a holder of Xenith Common Stock would otherwise be entitled to receive as a result of the Merger shall be aggregated and if a fractional share results from such aggregation, such holder shall be entitled to receive, in lieu thereof, an amount in cash without interest equal to the Cash Election Price multiplied by the fraction of a share of Surviving Corporation Common Stock to which such holder would otherwise have been entitled.

Section 3.12 Withholding Rights.

Each of the Exchange Agent and Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Section 3.12 such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign Tax law. If the Exchange Agent or Surviving Corporation, as the case may be, so withholds amounts, such amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the FBS Shares, or Xenith Common Stock, as the case may be, in respect of which the Exchange Agent or Surviving Corporation, as the case may be, made such deduction and withholding.

Section 3.13 Lost Certificates.

If any Xenith Certificate or certificate evidencing FBS Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue, in exchange for such lost, stolen or destroyed certificate, the Xenith Merger Consideration or FBS Merger Consideration, as the case may be, to be paid in respect of the FBS Shares or shares of Xenith Common Stock represented by such certificate, as contemplated by this Section 3.13.

ARTICLE 4

THE SURVIVING CORPORATION

Section 4.01 Articles of Incorporation.

At the Effective Time, the articles of incorporation of the Surviving Corporation shall be amended and restated by virtue of the Merger to read as set forth in Exhibit G. Thereafter, the articles of incorporation of the Surviving Corporation may be amended in accordance with their terms and as provided by law.

Section 4.02 Bylaws.

At the Effective Time, the bylaws of the Surviving Corporation shall be amended and restated by virtue of the Merger to read as set forth in Exhibit H. Thereafter, the bylaws of the Surviving Corporation may be amended in accordance with their terms and as provided by law.

Section 4.03 Directors and Officers.

(a) From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the Board of Directors of the Surviving Corporation shall consist of those Persons identified in Section 4.03(a)(i) of the Xenith Disclosure Schedule, which Persons consist of the the directors of Xenith as of the date hereof, along with three additional directors designated by FBS, and (ii) the Chairman of the Board and the executive officers of the Surviving Corporation shall be those Persons identified in Section 4.03(a)(ii) of the Xenith Disclosure Schedule. Subject to satisfying their fiduciary duties under applicable law, the Persons identified in Section 4.03(a)(i) of the Xenith Disclosure Schedule as the directors of the Surviving Corporation have indicated their intention to nominate for election as directors at the next annual meeting of shareholders two of the directors designated by FBS.

(b) The Surviving Corporation shall take all action necessary so that, after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the Board of Directors of the Bank shall consist of those Persons identified in Section 4.03(b)(i) of the Xenith Disclosure Schedule, which Persons consist of five individuals designated by FBS and six individuals designated by Xenith, (ii) the Chairman of the Board shall be T. Gaylon Layfield, III, and (iii) the executive and senior officers of the Bank shall be those Persons identified in Section 4.03(b)(iii) of the Xenith Disclosure Schedule. FBS, as the Surviving Corporation, in its capacity as sole shareholder of the Bank, agrees to reelect at the next annual meeting of shareholders of the Bank those Persons identified in Section 4.03(b) of the Xenith Disclosure Schedule, provided that such Persons meet the standards of conduct and requirements for election.

Section 4.04 Principal Office; Authorized Capital Stock; Other Matters.

The principal banking office of the Surviving Corporation shall be located at One James Center, 901 E. Cary Street, Suite 1700, Richmond, Virginia 23219. The authorized capital stock of the Surviving Corporation shall consist of 100,000,000 shares of common stock, with a par value of $1.00 per share and 25,000,000 shares of preferred stock, with a par value of $1.00 per share. Each share of capital stock of the Surviving Corporation shall be entitled to one vote. No preferred stock will be issued in the Merger.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF FBS

Except as set forth in the disclosure schedule delivered by FBS to Xenith on or prior to the date hereof (the “FBS Disclosure Schedule”), FBS represents and warrants to Xenith that the following representations and warranties are true and correct as of the date hereof:

Section 5.01 Corporate Existence and Power.

(a) FBS is duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Virginia and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. FBS is registered as a bank holding company under the U.S. Bank Holding Company Act of 1956, as amended (the “BHC Act”). FBS is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary. FBS has heretofore delivered to Xenith true and complete copies of the articles of incorporation and bylaws of FBS as currently in effect.

(b) The Bank is duly incorporated as a banking corporation, validly existing and in good standing under the laws of the Commonwealth of Virginia and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. The Bank is an “insured bank” as defined in Section 3(h) of the Federal Deposit Insurance Act (“FDIA”) and is a member of the Federal Reserve System. The Bank is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary. The Bank has heretofore delivered to Xenith true and complete copies of the articles of incorporation and bylaws of the Bank as currently in effect. With the exception of the Bank, FBS does not have any Subsidiaries.

Section 5.02 Corporate Authorization.

(a) The execution, delivery and performance by FBS of this Agreement and the consummation by FBS of the transactions contemplated hereby are within FBS’s corporate powers and, except for the required approval of FBS’s shareholders in connection with the consummation of the Merger, have been duly authorized by all necessary corporate action on the part of FBS. The affirmative vote of the holders of a majority of the outstanding FBS Shares is the only vote, approval or consent of the holders of any of FBS’s capital stock necessary in connection with the consummation of the Merger. This Agreement constitutes a valid and binding agreement of FBS (assuming the due authorization, execution and delivery hereof by Xenith).

(b) At a meeting duly called and held, FBS’s Board of Directors has (i) unanimously determined that this Agreement, the Plan of Merger and the transactions contemplated hereby are fair to and in the best interests of FBS’s shareholders, (ii) unanimously approved and adopted this Agreement, the Plan of Merger and the transactions contemplated hereby and (iii) unanimously resolved to recommend that the FBS shareholders approve the Plan of Merger.

Section 5.03 Governmental Authorization.

The execution, delivery and performance by FBS of this Agreement and the consummation by FBS of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Entity or with any Third Party other than (i) (A) the filing of articles of merger with respect to the Merger with the State Corporation Commission of Virginia, (B) the issuance by the State Corporation Commission of Virginia of a Certificate of Merger and (C) the filing of appropriate documents with the relevant authorities of other states in which FBS is qualified to do business, (ii) compliance with any applicable requirements of the 1933 Act, the 1934 Act, and any other applicable state or federal securities laws, (iii) the filing with and approval of or notice of the intention not to disapprove by the Board under Section 3 of the BHC Act, with respect to the Merger, (iv) the filing with and approval of the Board under the Bank Merger Act, with respect to the Merger, (v) any other filings and approvals required by the BFI or any other state or the District of Columbia with respect to the Merger and (vi) actions or filings with The Nasdaq Stock Market, Inc. (the filings and approvals set forth in clauses (i) through (vi), the “FBS Required Filings and Approvals”).

Section 5.04 Non-contravention.

(a) Except as set forth in Section 5.04(a) of the FBS Disclosure Schedule, the execution, delivery and performance by FBS of this Agreement and the consummation by FBS of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the articles of incorporation or bylaws of FBS or the Bank, (ii) assuming compliance with the matters referred to in Section 5.03, contravene, conflict with or result in a violation or breach of any provision of any applicable law, (iii) assuming compliance with the matters referred to in Section 5.03, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which FBS or the Bank is entitled under any provision of any agreement or other instrument binding upon FBS or the Bank or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of FBS or the Bank or (iv) result in the creation or imposition of any Lien on any asset of FBS or the Bank.

(b) As of the date hereof, FBS has no Knowledge of any reason why, if required to meet statutory or other regulatory requirements, the opinion of FBS tax counsel referred to in Section 10.03(b) should not be obtained on a timely basis.

Section 5.05 Capitalization.

(a) The authorized capital stock of FBS consists of 10,000,000 authorized FBS Shares, par value $3.20 per share. As of January 27, 2009, there were outstanding 2,276,298 FBS Shares. As of December 31, 2008, there were outstanding employee stock options to purchase an aggregate of 94,493 FBS Shares (of which options to purchase an aggregate of 94,493 FBS Shares were exercisable). All outstanding shares of capital stock of FBS have been, and all shares that may be issued pursuant to any FBS option plan will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and are or will be fully paid and nonassessable. No FBS Subsidiary or Affiliate owns any shares of capital stock of FBS.

(b) Except as set forth in this Section 5.05 and for changes since the FBS Balance Sheet Date resulting from the exercise of employee stock options outstanding on such date, there are no outstanding (i) shares of capital stock or voting securities of FBS, (ii) securities of FBS convertible into or exchangeable for shares of capital stock or voting securities of FBS or (iii) options or other rights to acquire from FBS, or other obligation of FBS to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of FBS other than pursuant to this Agreement (the items in clauses (i), (ii) and (iii) being referred to collectively as the “FBS Securities”). There are no outstanding obligations of FBS or the Bank to repurchase, redeem or otherwise acquire any of FBS Securities.

(c) Except as set forth in Section 5.05(c) of the FBS Disclosure Schedule, there are no outstanding (i) shares of capital stock or voting securities of the Bank, (ii) securities of the Bank convertible into or exchangeable for shares of capital stock or voting securities of the Bank or (iii) options or other rights to acquire from the Bank, or other obligation of the Bank to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Bank (the items in clauses (i), (ii) and (iii) being referred to collectively as the “Bank Securities”). There are no outstanding obligations of the Bank or FBS to repurchase, redeem or otherwise acquire any of the Bank Securities.

Section 5.06 Regulatory Filings and the Sarbanes-Oxley Act.

(a) FBS or the Bank, as applicable, has filed with or furnished to the SEC or the Board, as applicable, and has made available to Xenith, all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed or furnished by FBS or the Bank since January 1, 2007 (collectively, the “Historical FBS Regulatory Documents”) together will all such documents provided after the date hereof pursuant to Section 7.06 (which shall be referred to as the “Current FBS Regulatory Documents”, and the Historical FBS Regulatory Documents together with the Current FBS Regulatory Documents shall be collectively referred to as the “FBS Regulatory Documents”).

(b) Except as set forth in Section 5.06(b) of the FBS Disclosure Schedule, as of its filing date, each FBS Regulatory Document complied, and each such FBS Regulatory Document filed subsequent to the date hereof will comply, as to form in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and all other statutes, rules and regulations adopted, enforced or promulgated by the SEC or applicable regulatory body, as the case may be.

(c) As of its filing date (or, if amended or superceded by a filing prior to the date hereof, on the date of such filing), each FBS Regulatory Document filed pursuant to the 1934 Act did not, and each such FBS Regulatory Document filed subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(d) Each FBS Regulatory Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(e) FBS has established and maintains “disclosure controls and procedures” that comply with Rule 13a-15 under the Exchange Act (as such term is defined in paragraph (e) of Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are effective in timely alerting FBS’s principal executive officer and principal financial officer to material information required to be included in FBS’s periodic reports required under the 1934 Act. FBS and the Bank each maintain accurate books and records reflecting their assets and liabilities and maintain proper and adequate internal accounting controls that in all material respects provide assurance that (a) transactions are executed with management’s authorization; (b) transactions are recorded as necessary to permit preparation of the consolidated financial statements of FBS and to maintain accountability for FBS’s consolidated assets; (c) access to FBS’s assets is permitted only in accordance with management’s authorization; (d) the reporting of FBS’s assets is compared with existing assets at regular intervals; and (e) extensions of credit and other receivables are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis. Except as disclosed in Section 5.06(e) of the FBS Disclosure Schedule, neither FBS’s nor the Bank’s systems, controls, data or information are recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of FBS, the Bank or their accountants.

(f) The minute books, stock certificate books and stock transfer ledgers of FBS and the Bank (a) have been kept accurately in the ordinary course of business and (b) are complete and correct in all material respects.

(g) FBS is not deemed an accelerated filer as defined in Rule 12b-2 of the 1934 Act.

(h) Except as set forth in Section 5.06(h) of the FBS Disclosure Schedule, as of March 31, 2009, there are no outstanding loans or other extensions of credit made by FBS or the Bank to any Officer or director or Insider of FBS or its Affiliates pursuant to Regulation O (12 C.F.R. Part 215). FBS has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act. All outstanding extensions of credit, if any, were at the time they were made and continue to be permitted and in compliance with the provisions of Regulation O (12 C.F.R. Part 215).

(i) FBS has furnished Xenith with true and complete copies of the Reports of Condition and Income for the Bank as of December 31, 2005, December 31, 2006, December 31, 2007 and December 31, 2008 and will continue to furnish true and complete copies of such reports between the date of this Agreement and the Effective Time in accordance with Section 7.06 hereof (the “Call Reports”). The Call Reports fairly present, in all material respects, the financial position of the Bank and the results of its operations at the date and for the period indicated in that Call Report in conformity with the then-applicable regulatory accounting principles (“RAP”), including the instructions to the Reports of Condition and Income as promulgated by the Federal Financial Institutions Examination Council. The Call Reports do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein. The Bank has calculated its allowance for loan losses in accordance with United States generally accepted accounting principles (“GAAP”) as applied to banking institutions and in accordance with all applicable rules and regulations. The allowance for loan losses account for the Bank is, and as of the Closing Date will be, adequate in all material respects to provide for all losses, net of recoveries relating to loans previously charged off, on all outstanding loans of the Bank and is consistent with the Interagency Policy Statement regarding the Allowance for Loan and Lease Losses.

Section 5.07 Financial Statements.

The audited consolidated financial statements and unaudited consolidated interim financial statements of FBS included in the FBS Regulatory Documents fairly present, in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of FBS and the Bank as of the dates thereof and their consolidated results of operations, changes in shareholders’ equity and cash flows for the periods then ended (subject to normal year-end audit adjustments and except for lack of notes thereto in the case of any unaudited interim financial statements).

Section 5.08 Deposit Summary.

Section 5.08 of the FBS Disclosure Schedule contains a summary of the amounts and types of the deposits held by the Bank as of March 31, 2009 and the weighted average interest rates being paid thereon as of such date (the “Deposit Summary”). The Deposit Summary is true, complete and correct in all material respects as of the date thereof.

Section 5.09 Disclosure Documents.

(a) The Joint Proxy Statement and any amendments or supplements thereto will, when filed, comply as to form in all material respects with the applicable requirements of the 1934 Act. At the time the Joint Proxy Statement or any amendment or supplement thereto is first mailed to shareholders of FBS and Xenith, and at the time such shareholders vote on adoption of this Agreement and the Plan of Merger and at the Effective Time, the Joint Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 5.09(a) will not apply to statements in or omissions from the Joint Proxy Statement made in reliance upon information furnished to FBS by Xenith specifically for use therein.

(b) The FBS Private Placement Memorandum and any amendments or supplements thereto, as of its date, and at all subsequent times through the Effective Time, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 5.09(b) will not apply to statements in or omissions from the FBS Private Placement Memorandum, and any amendments or supplements thereto, made in reliance upon information furnished to FBS by Xenith specifically for use therein.

(c) The information furnished by FBS to Xenith specifically for use in the Xenith Private Placement Memorandum, and any amendments or supplements thereto, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

Section 5.10 Absence of Certain Changes.

Since the FBS Balance Sheet Date, the business of FBS and the Bank has been conducted in the ordinary course consistent with past practices and, except as disclosed in Section 5.10 of the FBS Disclosure Schedule, there has not been:

(a) any event, occurrence, development or state of circumstances or facts (other than related to the transactions contemplated by this Agreement) that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on FBS;

(b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of FBS, or any repurchase, redemption or other acquisition by FBS or the Bank of any outstanding shares of capital stock or other securities of, or other ownership interests in, FBS or the Bank;

(c) any amendment of any material term of any outstanding security of FBS or the Bank;

(d) any incurrence, assumption or guarantee by FBS or the Bank of any indebtedness for borrowed money other than in the ordinary course of business and in amounts and on terms consistent with past practices and safe and sound banking practices;

(e) any creation or other incurrence by FBS or the Bank of any Lien on any material asset other than in the ordinary course of business consistent with past practices and safe and sound banking practices;

(f) any making of any material loan, advance or capital contributions to or investment in any Person other than (x) loans in the ordinary course of FBS’s or the Bank’s lending business consistent with past practices and (y) loans, advances or capital contributions to or investments in the Bank in the ordinary course of business consistent with past practices and safe and sound banking practices;

(g) any damage, destruction or other casualty loss (whether or not covered by insurance) materially affecting the business or assets of FBS or the Bank;

(h) any material transaction or commitment made, or any material contract or agreement entered into, by FBS or the Bank relating to its assets or business (including the acquisition or disposition of any assets) or any relinquishment by FBS or the Bank of any contract or other right, in either case, material to FBS and the Bank, taken as a whole, other than transactions and commitments, contracts and agreements entered into, and relinquishments in the ordinary course of business consistent with past practices and safe and sound banking practices and those contemplated by this Agreement;

(i) any material change in any method of accounting or accounting principles or practice by FBS or the Bank, except for any such change required by reason of a concurrent change in GAAP, RAP or Regulation S-X under the 1934 Act;

(j) except as described in Sections 9.11(b), 10.02(h), 10.02(i) and 10.03(h) herein, any (i) grant of any severance or termination pay to (or amendment to any existing arrangement with) any director, officer or employee of FBS or the Bank, (ii) increase in benefits payable under any existing severance or termination pay policies or employment agreements, (iii) entering into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of FBS or the Bank, (iv) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director, officer or employee of FBS or the Bank or (v) increase in compensation, bonus or other benefits payable to any director, officer or employee of FBS or the Bank, other than, in the case of clause (v), increases granted to employees (other than officers) in the ordinary course of business consistent with past practice;

(k) any material labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of FBS or the Bank, which employees were not subject to a collective bargaining agreement at the FBS Balance Sheet Date, or any material lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees;

(l) any material Tax election made (other than elections consistent with FBS’s and the Bank’s past practice) or changed, any annual Tax accounting period changed, any material method of Tax accounting adopted or changed, any material amended Tax Returns or claims for material Tax refunds filed, any material closing agreement entered into, any material Tax claim, audit or assessment settled, or any right to claim a material Tax refund, offset or other reduction in Tax liability surrendered; or

(m) any material increase in FBS’s allowance for loan and lease losses, whether actually made by FBS or reasonably required to be made as a result of circumstances known to FBS, applying the Interagency Policy Statement on the Allowance for Loan and Lease Losses.

Section 5.11 No Undisclosed Material Liabilities.

Except as set forth in Section 5.11 of the FBS Disclosure Schedule, there are no liabilities or obligations of FBS or the Bank of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a liability or obligation, other than:

(a) liabilities or obligations disclosed and provided for in the FBS Balance Sheet or in the notes thereto or in the FBS Regulatory Documents filed after the FBS Balance Sheet Date but prior to the date hereof, and

(b) liabilities or obligations incurred after the FBS Balance Sheet Date in the ordinary course of business consistent with past practices and safe and sound banking practices that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on FBS.

Section 5.12 Compliance with Laws.

Except as set forth in Section 5.12 of the FBS Disclosure Schedule:

(a) FBS and the Bank are and, since January 1, 2004, have been in material compliance with, and to the Knowledge of FBS are not under investigation with respect to and have not been threatened to be charged with or given notice of any violation of, any applicable law.

(b) The Bank is in material compliance with the Fair Housing Act (42 U.S.C. §3601 et seq.), the Home Mortgage Disclosure Act (12 U.S.C. §2801 et seq.) and the Equal Credit Opportunity Act (15 U.S.C. §1691 et seq.) and all regulations issued thereunder. The Bank has not received any notice of any violation of those acts or any of the regulations issued thereunder, and the Bank has not received any notice of, nor does FBS have any Knowledge of, any threatened administrative inquiry, proceeding or investigation with respect to the Bank’s non-compliance with such acts.

(c) To the Knowledge of FBS, all loans of the Bank have been made in material compliance with all applicable statutes and regulatory requirements at the time of such loan or any renewal thereof, including Regulation Z (12 C.F.R. §226 et seq.), the Federal Consumer Credit Protection Act (15 U.S.C. §1601 et seq.), all other applicable fair lending laws and other laws relating to discriminatory business practices and all statutes governing the operation of Virginia banking associations. Each loan on the books of the Bank was made in the ordinary course of its business.

(d) The Bank is in material compliance with the Bank Secrecy Act (12 U.S.C. §§1730(d) and 1829(b)), the United States Foreign Corrupt Practices Act and the International Money Laundering Abatement and Anti-Terrorist Financing Act, otherwise known as the U.S.A. PATRIOT Act, including the “Know Your Customer” requirements thereunder, and all regulations issued thereunder, and the Bank has properly certified all foreign deposit accounts and has made all necessary Tax withholdings on all of its deposit accounts; furthermore, except as disclosed in Section 5.12(d) of the FBS Disclosure Schedule, the Bank has timely and properly filed and maintained all requisite Currency Transaction Reports and other related forms, including any requisite Custom Reports required by any agency of the United States Treasury Department, including the IRS. The Bank has timely filed all Suspicious Activity Reports with the Financial Crimes Enforcement Network (U.S. Department of the Treasury) required to be filed by it under the laws and regulations referenced in this Section.

(e) Section 5.12(e) of the FBS Disclosure Schedule contains a true, complete and accurate list of all written policies of FBS or the Bank, and FBS has provided or made available to Xenith copies of each such policy.

(f) The deposits of the Bank are insured by the FDIC under the FDIA and FBS has made available to Xenith a true, correct and complete copy of the certificate issued by the FDIC to that effect.

Section 5.13 Privacy and Data Protection

(a) FBS and the Bank are in compliance in all material respects with (i) all applicable international, federal, state, provincial and local laws, rules, regulations, directives and governmental requirements relating in any way to the privacy, confidentiality or security of Personal Information including, without limitation, the European Union Directives governing general data protection (Directive 1995/46/EC), electronic commerce (Directive 2002/58/EC), and data retention (Directive 2006/24/EC); the Canadian Personal Information Protection and Electronic Documents Act (PIPEDA); the Gramm-Leach-Bliley Act (“GLBA”), 15 U.S.C. §§ 6801-6827, and

all regulations implementing GLBA; the Fair Credit Reporting Act (“FCRA”), 15 U.S.C. § 1681 et seq., as amended by the Fair and Accurate Credit Transactions Act, and all regulations implementing the FCRA; the Controlling the Assault of Non-Solicited Pornography and Marketing Act (“CAN-SPAM”); security breach notification laws (such as Va. Code Ann. § 18.2 - 186.6); laws imposing information security requirements (such as Va. Code Ann. § 59.1 - 443.2); and all other similar international, federal, state, provincial, and local requirements; and (ii) all FBS and Bank privacy policies and notices (collectively, “Privacy Laws”).

(b) FBS and the Bank maintain privacy policies and notices that comply with applicable Privacy Laws and govern the collection, use, disclosure and other Processing of Personal Information by FBS and the Bank, copies of which policies have been provided or have been made available to Xenith.

(c) Since January 1, 2004, neither FBS nor the Bank has collected, used, disclosed or otherwise Processed Personal Information in violation of any Privacy Laws.

(d) No applicable Privacy Law, legal requirement or any privacy or information security enforcement action, investigation or litigation prohibits FBS or the Bank from Processing Personal Information in the manner currently conducted by FBS or the Bank. In the event prior to the Effective Time any law or legal requirement, subpoena or other judicial or administrative order, or privacy or information security enforcement action, investigation or litigation is reasonably likely to adversely affect FBS’s or the Bank’s ability to Process Personal Information in the manner currently conducted by FBS or the Bank, FBS shall promptly notify Xenith.

(e) FBS and the Bank each maintain a written information security program that complies with applicable Privacy Laws and includes appropriate administrative, technical, physical, organizational and operational safeguards and other security measures designed to (i) ensure the security and confidentiality of Personal Information; (ii) protect against any anticipated threats or hazards to the security and integrity of Personal Information; and (iii) protect against any actual or suspected material unauthorized Processing, loss, use, disclosure or acquisition of or access to any Personal Information (hereinafter “Information Security Incident”).

(f) FBS and the Bank each exercise the necessary and appropriate supervision over their employees, agents, consultants and service providers to maintain appropriate privacy, confidentiality and security of Personal Information.

(g) FBS and the Bank each limit access to Personal Information to those of their employees, agents, consultants and service providers who have a need to know the Personal Information as a condition to fulfilling their business function responsibilities.

(h) To the extent FBS or the Bank provide access to Personal Information to any service provider, FBS and the Bank (i) have verified that such service provider is suitable and capable to fulfill its obligations concerning the Processing of Personal Information; and (ii) have entered with each such service provider into a written agreement that imposes Processing and other applicable obligations with respect to safeguarding the privacy, confidentiality and security of Personal Information.

(i) Since January 1, 2004, neither FBS nor the Bank has experienced or been affected by an Information Security Incident involving Personal Information. FBS and the Bank shall immediately inform Xenith, in writing, of any Information Security Incident of which FBS or the Bank become aware prior to the Effective Time. Such notice shall summarize in reasonable detail the effect on FBS, the Bank and Xenith, if known, of the Information Security Incident and the corrective action taken or to be taken by FBS and the Bank. FBS and the Bank shall promptly take all necessary and advisable corrective actions to prevent, mitigate or rectify such Information Security Incident.

Section 5.14 Litigation.

Except as set forth in the FBS Regulatory Documents filed prior to the date hereof and except as set forth in Section 5.14 of the FBS Disclosure Schedule, there is no action, suit, investigation or proceeding (or any basis therefor) pending against, or, to the Knowledge of FBS, threatened against or affecting, FBS, the Bank, any present officer, director or employee of FBS or the Bank (or to the Knowledge of FBS, pending or threatened against or affecting any former officer, director or employee of FBS or the Bank), or any Person or any of their respective properties for whom or which FBS or the Bank may be liable, before any court or arbitrator or before or by any governmental body, agency or official, domestic, foreign or supranational, that, if determined or resolved adversely in accordance with the plaintiffs demands, (i) could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on FBS or the Bank or (ii) as of the date hereof, involve the imposition of permanent injunctive relief.

Section 5.15 Material Contracts.

(a) Except for the agreements, contracts and arrangements set forth in Section 5.15(a) of the FBS Disclosure Schedule (collectively, the “FBS Material Contracts”), neither FBS nor the Bank is a party to or, to the Knowledge of FBS, bound by or subject to, any agreement, contract, arrangement, commitment or understanding (whether written or oral) that:

(i) is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K;

(ii) restricts the conduct of business or any line of business by FBS or the Bank (or, after the consummation of the Merger, Surviving Corporation or the Bank);

(iii) is a note, mortgage, indenture, loan or credit agreement, security agreement (each of which secures indebtedness of not less than $25,000), or other agreement or instrument reflecting obligations for borrowed money or other monetary indebtedness or otherwise relating to the borrowing of money by, or the extension of credit to, FBS or any of it Affiliates;

(iv) is a management, consulting or employment agreement or a binding agreement or commitment to enter into the same;

(v) is an agreement or purchase order entered into or issued in the ordinary course of business for the purchase or sale of goods, services, supplies or capital assets requiring aggregate future payments of more than $25,000 by FBS or the Bank;

(vi) is an agreement of indemnification or guaranty that may result in an obligation by FBS or the Bank in excess of $25,000;

(vii) is a joint venture or other agreement involving the sharing of profits or losses;

(viii) is an agreement that provides for the disposition or acquisition by FBS or the Bank after the date of this Agreement of assets in excess of $25,000 (excluding dispositions or acquisitions of assets held or to be held in the Securities Portfolio in accordance with the Bank’s investment policy in effect on the date hereof);

(ix) is a contract or agreement with any director or officer of FBS or the Bank, or any person who is an immediate relative of any such person;

(x) is an agreement, contract or commitment relating to the acquisition by FBS or the Bank of the outstanding capital stock or equity interest of any Person; and

(xi) all contracts, commitments or obligations not made in the ordinary course of business and having unexpired terms in excess of one year or requiring aggregate future payments or receipts in excess of $25,000 or otherwise material to FBS or the Bank.

(b) Except as set forth in Section 5.15(b) of the FBS Disclosure Schedule, neither FBS nor the Bank is in breach of or default under any FBS Material Contract and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a breach or default. No other party to any of the FBS Material Contracts is, to FBS’s Knowledge, in default in respect of any such FBS Material Contract.

(c) Each of the FBS Material Contracts is valid and binding and in full force and effect and, to FBS’s Knowledge, enforceable against the other party or parties thereto in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles). FBS has previously made available to Xenith true and correct copies of each FBS Material Contract set forth in Section 5.15(a) of the FBS Disclosure Schedule.

Section 5.16 Finders’ Fees.

Except as set forth in Section 5.16 of the FBS Disclosure Schedule, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of FBS or the Bank who might be entitled to any fee or commission from FBS or any of its Affiliates in connection with the transactions contemplated by this Agreement.

Section 5.17 Opinion of Financial Advisor.

FBS has received the opinion of Anderson & Strudwick, financial advisor to FBS, to the effect that, as of the date of this Agreement, the FBS Merger Consideration is fair to FBS’s shareholders from a financial point of view (the “FBS Fairness Opinion”).

Section 5.18 Taxes.

Except as set forth in Section 5.18 of the FBS Disclosure Schedule:

(a) All Tax Returns required by applicable law to be filed with any Taxing Authority by, or on behalf of, FBS or the Bank have been filed when due (taking into account valid extensions) under all applicable laws, and all such Tax Returns are, or shall be at the time of filing, true and complete in all material respects. Neither FBS nor the Bank currently is the beneficiary of any extension of time within which to file any Tax Return. There are no liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of FBS or the Bank.

(b) FBS and the Bank have each paid (or has had paid on its behalf) or has withheld and remitted to the appropriate Taxing Authority all Taxes due and payable, or, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) in accordance with GAAP an adequate accrual for all Taxes through the end of the last period for which FBS and the Bank ordinarily record items on their respective books. The unpaid Taxes of FBS and the Bank (i) did not, as of the most recent audited consolidated financial statements and unaudited consolidated interim financial statements of FBS included in the FBS Regulatory Documents, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of such financial statements (rather than in any notes thereto) and (ii) will not exceed the reserve as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of FBS and the Bank in filing their Tax Returns.

(c) The income and franchise Tax Returns of FBS and the Bank through the Tax year ended December 31, 2004 have been examined and closed or are Tax Returns with respect to which the applicable period for assessment under applicable law, after giving effect to extensions or waivers, has expired. FBS has delivered to Xenith correct and complete copies of all federal income Tax Returns, examination reports and statements of deficiencies assessed against, or agreed to by FBS or the Bank since December 31, 2005. Neither FBS nor the Bank have waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(d) There is no claim, audit, action, suit, proceeding or investigation now pending or, to FBS’s Knowledge, threatened against or with respect to FBS or the Bank in respect of any Tax or Tax Return.

(e) Neither FBS nor the Bank is a party to any agreement, contract, arrangement, or plan that has resulted or would result, separately or in the aggregate, in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code (or any corresponding provision of state, local, or non-United States Tax law). Neither FBS nor the Bank has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. Neither FBS nor the Bank is a party to or bound by any Tax allocation or sharing agreement. Neither FBS nor the Bank (i) has been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was FBS) or (ii) has any liability for the Taxes of any Person (other than FBS or the Bank) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or non-United States law), as a transferee or successor, by contract, or otherwise.

(f) Neither FBS nor the Bank will be required to include any item of income in or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any:

(i) change in method of accounting for a taxable period ending on or prior to the Closing Date;

(ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or non-United States income Tax law) executed on or prior to the Closing Date;

(iii) intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local, or non-United States income Tax law);

(iv) installment sale or open transaction disposition made on or prior to the Closing Date; or

(v) prepaid amount received on or prior to the Closing Date.

(g) During the five-year period ending on the date hereof, neither FBS nor the Bank was a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Code.

(h) Neither FBS nor the Bank is or has been a party to any “listed transaction” as defined in Section 6707A(c)(2) of the Code and Treasury Regulations Section 1.6011-4(b)(2). FBS and the Bank have properly disclosed in their federal income Tax Returns all “reportable transactions” within the meaning of Treasury Regulations Section 1.6011-4(b)(1), any predecessor regulation, or any similar provision of state or foreign law.

(i) Section 5.18(i) of the FBS Disclosure Schedule contains a list of all jurisdictions (whether foreign or domestic) in which FBS or the Bank currently files Tax Returns.

(j) Neither FBS nor the Bank has been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii).

(k) “Tax” means (i) any tax, governmental fee or other like assessment or charge of any kind whatsoever (whether disputed or not and including, without limitation, withholding on amounts paid to or by any Person, estimated taxes, alternative or add-on minimum taxes), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (a “Taxing Authority”) responsible for the imposition of any such tax (domestic or foreign), and any liability for any of the foregoing as transferee, (ii)liability for the payment of any amount of the type described in clause (i) as a result of being or having been before the Effective

Time a member of an affiliated, consolidated, combined or unitary group, or a party to any agreement or arrangement, as a result of which liability of such Person to a Taxing Authority is determined or taken into account with reference to the activities of any other Person, and (iii) liability for the payment of any amount as a result of being party to any Tax Sharing Agreement or with respect to the payment of any amount imposed on any Person of the type described in (i) or (ii) as a result of any existing express or implied agreement or arrangement (including an indemnification agreement or arrangement). “Tax Return” means any report, return, document, declaration or other information or filing required to be supplied to any Taxing Authority with respect to Taxes, including information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information. “Tax Sharing Agreements” means all existing agreements or arrangements (whether or not written) binding a Person that provide for the allocation, apportionment, sharing or assignment of any Tax liability or benefit, or the transfer or assignment of income, revenues, receipts, or gains for the purpose of determining any Person’s Tax liability (excluding any indemnification agreement or arrangement pertaining to the sale or lease of assets or subsidiaries).

Section 5.19 Employees and Employee Benefit Plans.

(a) Except as set forth on Section 5.19(a) of the FBS Disclosure Schedule, neither FBS nor any ERISA Affiliate sponsors or maintains and is not required to contribute to and has not during the preceding five (5) years sponsored, maintained or contributed to any Employee Benefit Plan. Except as disclosed in Section 5.19(a) of the FBS Disclosure Schedule:

(i) (A) Each Employee Benefit Plan and any related funding arrangement is in compliance with all applicable requirements of ERISA, the Code, and other applicable laws, and each Employee Benefit Plan has been administered in accordance with its written terms and applicable law; (B) all benefits due and payable under any Employee Benefit Plan have been paid or are in the process of being paid in accordance with the terms of such Employee Benefit Plan; (C) FBS and each ERISA Affiliate have timely made (and at the Effective Time will have timely made) all contributions and/or premiums required to be made to any Employee Benefit Plan; (D) there are no claims (except for claims for benefits in the ordinary course of plan administration), litigation, arbitration, government investigation or audit or other legal proceeding pending or, to the Knowledge of FBS or any ERISA Affiliate, threatened against or with respect to any Employee Benefit Plan and, to the Knowledge of FBS or any ERISA Affiliate, no facts exist which could give rise to such claims, litigation, arbitration, investigation, audit or other proceeding; (E) all reports, returns, forms, notifications or other disclosure materials required to be filed with any Governmental Entity or distributed to employees with respect to any Employee Benefit Plan have been timely filed or distributed and are accurate and complete; (F) no nonexempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) has occurred or will occur prior to the Effective Time with respect to any Employee Benefit Plan; (G) no excise Taxes or civil penalties are payable or will become payable prior to the Effective Time with respect to any Employee Benefit Plan; (H) neither FBS nor any ERISA Affiliate is subject to any legal obligation to continue any Employee Benefit Plan after the Effective Time, nor would the Surviving Corporation be subject to any such obligation; and (I) each Employee Benefit Plan may be amended or terminated without the consent of any employee, beneficiary or other party.

(ii) FBS has previously delivered to Xenith complete copies of each written Employee Benefit Plan (or a written summary of the material terms of any Employee Benefit Plan for which there is not a written plan document); all related summary plan descriptions and/or summaries furnished or made available to employees, officers and directors of FBS or any ERISA Affiliate with respect to programs for which a summary plan description is not required; all related trust agreements or other funding arrangements, including, but not limited to, insurance policies; for the three most recent plan years, all annual reports (5500 series) for each Employee Benefit Plan that have been filed with any Governmental Entity; all current registration statements on Form S-8 (or any other applicable registration form); and all other material documents relating to any Employee Benefit Plan as may reasonably be requested by Xenith.

(iii) (A) Any Employee Benefit Plans which are intended to be qualified under Section 401(a) of the Code (collectively, the “Qualified Plans”) are so qualified; (B) to the Knowledge of FBS and any ERISA Affiliate, nothing has occurred that could reasonably be expected to adversely affect the tax-qualified status of the Qualified Plans; (C) the Qualified Plans have been amended to comply with all current applicable legislation (including any regulations issued thereunder), and have received a favorable determination letter or are the subject of an opinion letter from the IRS with respect to their tax-qualified status which considers all such current applicable legislation, or are still within a remedial amendment period as announced by the IRS; (D) FBS has delivered to Xenith complete copies of the most recent determination and opinion letters previously received and all correspondence relating to the applications for the most recent determination letters with respect to the Qualified Plans currently in effect; and (E) FBS has delivered to Xenith documentation relating to the correction of any Qualified Plan defects under any governmental correction program or otherwise.

(iv) No Employee Benefit Plan is subject to Section 412 of the Code or Section 302 or Title IV of ERISA, and no Employee Benefit Plan is a multiple employer plan under Code Section 413(c) or a “multiemployer plan” as defined in Section 3(37) of ERISA.

(v) FBS and each ERISA Affiliate do not have any obligation, and have not made any representation, in connection with any medical, death or other welfare benefits for their employees or other service providers after they retire, except to the extent required under the group health plan continuation requirements of Sections 601 through 609 of ERISA, Section 4980B of the Code, or applicable state law.

(vi) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (A) result in any payment (including, without limitation, severance, unemployment compensation and golden parachute payments) becoming due to any current or former director or employee of FBS or any ERISA Affiliate under any Employee Benefit Plan or otherwise; (B) increase any benefits otherwise payable by FBS or any ERISA Affiliate, (C) result in the acceleration of the time of payment or vesting of any such benefits under any Employee Benefit Plan or otherwise; or (D) result in any payments or benefits for which any deduction is disallowed or reduced under Sections 162(a)(1), 162(m) or 280G of the Code, as applicable.

(b) Except as set forth in Section 5.19(b) of the FBS Disclosure Schedule, there is no:

(i) collective bargaining agreement (a “CBA”) or any other agreement with any labor organization, union, group or association (“Labor Organization”) applicable to the employees of FBS or the Bank to which FBS or the Bank are a party to or bound;

(ii) unfair labor practice complaint pending or, to FBS’s Knowledge, threatened against FBS or the Bank before the National Labor Relations Board or any other federal, state local or foreign agency;

(iii) pending or, to FBS’s Knowledge, threatened or affecting FBS or the Bank, strike, slowdown, work stoppage, lockout or other collective labor action or dispute by or with respect to any employees of FBS or the Bank;

(iv) grievance, arbitration or unfair dismissal proceeding arising out of any CBA or other grievance procedure pending against FBS or the Bank;

(v) claim, audit, litigation, government investigation, administrative proceeding or arbitration against FBS or the Bank involving any matter related to employment including, but not limited to, claims of discrimination, claims of unpaid wages, claims of violations of the Family and Medical Leave Act, claims of wrongful discharge, claims of unfair labor practices, workers’ compensation claims, unemployment claims and claims related to occupational safety and health law;

(vi) pending or, to FBS’s Knowledge, threatened representation question or union or labor organizing activities with respect to employees of FBS or the Bank;

(vii) written personnel policy, rule or procedure applicable to employees of FBS or the Bank;

(viii) individual employment agreement in any form whatsoever including, but not limited to, any agreement for a term of employment, stock option agreement, stock purchase agreement, bonus agreement, or covenant not to compete; or

(ix) policy or agreement in any form whatsoever which alters the at-will status of the employees of FBS or the Bank.

(c) FBS and the Bank have at all times properly classified each of their respective employees as employees and each of their independent contractors as independent contractors, as applicable.

(d) FBS and the Bank have at all times properly classified each of their respective employees as exempt or non-exempt for purposes of the Fair Labor Standards Act.

(e) FBS and the Bank have at all times for each of their respective employees properly withheld and paid all applicable Taxes and all other withholdings required by law.

(f) FBS has previously delivered to Xenith a complete and accurate listing of each employee of FBS and the Bank along with the employee’s job title, 2008 and 2009 annual salary, 2008 bonus and expected 2009 bonus, any other 2008 and 2009 compensation, and current accrued leave.

Section 5.20 Environmental Matters.

(a) (i) No notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no investigation, action, claim, suit, proceeding or review (or any basis therefor) is pending or, to the Knowledge of FBS, is threatened by any Governmental Entity or other Person, in each case, with respect to any matters relating to FBS or the Bank and relating to or arising out of any Environmental Law;

(ii) FBS and the Bank are and have been in material compliance with all applicable Environmental Laws and all Environmental Permits; and

(iii) there are no liabilities of FBS or the Bank of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise arising under or relating to any Environmental Law and, to the Knowledge of FBS there are no facts, conditions, situations or set of circumstances that could reasonably be expected to result in or be the basis for any material liability under or relating to any Environmental Law.

(b) There has been no written environmental investigation, study, audit, test, review or other analysis conducted of which FBS or the Bank has Knowledge (and, in the case of any predecessor entity of FBS or the Bank, also in the possession of FBS or the Bank) in relation to the current or prior business of FBS or the Bank or any property or facility now or previously owned, leased or operated by FBS or the Bank that has not been delivered to Xenith at least five Business Days prior to the date hereof.

(c) Neither FBS nor the Bank own, lease or operate or has owned, leased or operated any real property, or conducts or has conducted any operations, in New Jersey or Connecticut.

(d) For purposes of this Section 5.20, the terms “FBS” and “the Bank” shall include any entity that is, in whole or in part, a predecessor of FBS or the Bank and for which, by contract, agreement or otherwise, FBS or the Bank is the successor to any liabilities of such predecessor that might arise or have arisen under

Environmental Law; provided, however, that for purposes of the parenthetical clause in the Section 5.20(b), the terms “FBS” and “the Bank” shall have the meanings given such terms in the preamble and recitals hereto, respectively.

Section 5.21 Tax Treatment.

Neither FBS nor any of its Affiliates has taken or agreed to take any action, or is aware of any fact or circumstance, that would lead to gain or loss being recognized as a result of and in connection with the Merger by any of FBS, Xenith or their shareholders, except with respect to Cash Elections by holders of FBS Shares and cash received by holders of Xenith Common Stock in lieu of a fractional share of Surviving Corporation Common Stock.

Section 5.22 Derivative Instruments; Whole Loan Transactions.

(a) Neither FBS nor the Bank is party to any Derivative Transactions, whether entered into for the account of FBS, or for the account of the Bank or its customers.

(b) Except as disclosed in Section 5.22(b) of the FBS Disclosure Schedule, neither FBS nor the Bank currently participate in or have participated in any Whole Loan Transaction, securitization transactions or “off-balance sheet arrangements” (as defined in Item 303(a)(4) of the SEC’s Regulation S-K).

Section 5.23 Insurance.

Section 5.23 of the FBS Disclosure Schedule contains (i) a complete and correct list of all policies of insurance currently in effect and owned or held by FBS and the Bank and (ii) since December 31, 2004, a complete and accurate description of all claims made against any policies of insurance or banker’s blanket bond held by FBS or the Bank during such period. FBS and the Bank maintain insurance policies that provide coverage in such amounts and against such liabilities, casualties, losses or risks as is customary or reasonable for entities engaged in the business of FBS and the Bank, respectively. Neither FBS nor the Bank have received written notice of cancellation or non-renewal of, and have not failed to pay any premium on, any of their respective insurance policies.

Section 5.24 Capital; Management; CRA Rating.

(a) FBS (i) is “well-capitalized” as that term is defined at 12 C.F.R. § 225.2(r)(2)(i) and (ii) is “well-managed” as that term is defined at 12 C.F.R. § 225.2(s)(1). The Bank is “well capitalized” as that term is defined at 12 C.F.R. §208.43(b)(1).

(b) The Bank is in material compliance with the Community Reinvestment Act (12 U.S.C. §2901 et seq.) (the “CRA”) and all regulations issued thereunder, and FBS has supplied Xenith with access to copies of the Bank’s current CRA Statement, all support papers therefor, all letters and written comments received by the Bank since January 1, 2005, pertaining thereto and any responses by the Bank to those letters and comments. The Bank has a rating of not less than “satisfactory” as of its most recent CRA compliance examination and FBS has no Knowledge of any reason why the Bank would not receive a rating of “satisfactory” or better in its next CRA compliance examination or why the FDIC or any other Governmental Entity may seek to restrain, delay or prohibit the transactions contemplated hereby as a result of any act or omission of the Bank under the CRA.

Section 5.25 Properties.

Except as set forth in Section 5.25 of the FBS Disclosure Schedule, each of FBS and the Bank has good and marketable title or a valid and enforceable leasehold, as applicable, free and clear of all Liens, to all of the properties and assets, real and personal, tangible or intangible, which are reflected on the FBS Balance Sheet as of the FBS Balance Sheet Date or acquired after such date (other than those properties and assets disposed of for fair value after such date in the ordinary course of business), except (i) Liens for Taxes not yet due and payable or contested in good faith by appropriate proceedings, provided that Taxes are paid as and when required under applicable law notwithstanding any such contest, (ii) pledges to secure deposits incurred in the ordinary course of business, (iii) such imperfections of title, easements and encumbrances, if any, as do not materially impair the use of the respective property as such property is used on the date hereof, and, with respect to all fee-owned property, do not materially impair the fair market value of such property, (iv) mechanics’, materialmen’s, workmen’s, repairmen’s, warehousemen’s, carrier’s and other similar Liens and encumbrances arising in the ordinary course of business, (v) Liens securing obligations that are reflected in such consolidated balance sheet or (vi) the lessor’s interest in any such property that is leased. All material leases pursuant to which FBS or the Bank, as lessee, leases real or personal property are valid and enforceable in accordance with their respective terms and are bona fide, arm’s length leases, at rents that constituted market rents as of the respective dates such leases were entered into. Section 5.25 of the FBS Disclosure Schedule sets forth a true, correct and complete list of all real properties owned or leased by FBS or the Bank. FBS has made available to Xenith copies of all documents creating or evidencing fee or leasehold interests of FBS and the Bank, including all modifications or amendments thereto.

Section 5.26 Securities Portfolio.

Except as set forth in Section 5.26 of the FBS Disclosure Schedule, all securities owned by FBS or the Bank (whether owned of record or beneficially) (the “Securities Portfolio”) are held free and clear of all Liens that would materially impair FBS or the Bank’s ability to dispose freely of any such security and/or to otherwise realize the benefits of ownership thereof at any time. Except as set forth in Section 5.26 of the FBS Disclosure Schedule, neither FBS nor the Bank has incurred an impairment in its Securities Portfolio.

Section 5.27 Affiliate Transactions.

Except as set forth in Section 5.27 of the FBS Disclosure Schedule, FBS is not a party to any agreement, arrangement or understanding (whether oral or written), directly or indirectly (including, without limitation, any purchase, sale, lease, investment, loan, service or management agreement or other transaction), with any “affiliate,” as such term is defined in Section 23A of the Federal Reserve Act. All of FBS’s agreements, arrangements or understandings with “affiliates” comply with Sections 23A and 23B of the Federal Reserve Act and Regulation W (12 C.F.R. 223).

Section 5.28 Antitakeover Statutes; Rights Plans; Appraisal Rights.

(a) The FBS Board of Directors has approved the Merger, this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby and has taken all such other necessary action as required to exempt Xenith and this Agreement from Articles 14 and 14.1 of the VSCA, and, accordingly, neither such Article nor any other antitakeover or similar statute or regulation applies or purports to apply to any such transactions. No other “control share acquisition,” “fair price,” “moratorium” or other antitakeover laws enacted under U.S. state or federal laws apply to the Merger, this Agreement, or the Transaction Documents or any of the transactions contemplated hereby and thereby.

(b) No shareholder rights plan or similar agreement is, or at the Effective Time will be, applicable to Xenith, the Merger, this Agreement, or the Transaction Documents or any of the transactions contemplated hereby and thereby.

(c) No holder of FBS Shares nor any other Person will have any right of appraisal or dissenters’ rights with respect to any FBS Shares, pursuant to the VSCA or any other provision of law, in connection with the Merger, the adoption of this Agreement, the Transaction Documents or any of the transactions contemplated hereby or thereby.

Section 5.29 Regulatory Matters.

(a) Neither FBS nor the Bank is now or has been within the last 5 years subject to any order, decree, written agreement, memorandum of understanding or similar arrangement with, or a commitment letter, determination letter, supervisory letter or similar submission to, or extraordinary supervisory letter from, any Governmental Entity, in each case that is material to FBS.

(b) Neither FBS nor the Bank has been advised by any Governmental Entity that such Governmental Entity is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, written agreement, memorandum of understanding, commitment letter, supervisory letter or similar arrangement or submission, in each case that is material to FBS.

(c) All reports, records, registrations, statements, notices and other documents or information required to be filed by FBS and the Bank with any Governmental Entity have been duly and timely filed and all information and data contained in such reports, records or other documents are true, accurate, correct and complete in all material respects as of the respective dates of such filings.

Section 5.30 Certain Loan Matters.

(a) Except as set forth in Section 5.30(a) of the FBS Disclosure Schedule, as of March 31, 2009, neither FBS nor the Bank is a party to any written or oral: (i) loan or borrowing arrangement, under the terms of which the obligor is thirty days or more past due in payment of principal or interest or in default of any other material provisions as of the date hereof; or (ii) loan agreement, note or borrowing arrangement which has been classified or, in the exercise of reasonable diligence by FBS or the Bank applying the Bank’s internal loan grading system, should have been classified as “substandard,” “doubtful,” “loss,” “other loans especially mentioned,” “other assets especially mentioned” or any comparable classifications by such persons.

(b) Section 5.30(b) of the FBS Disclosure Schedule contains the “watch list of loans” (“Watch List”) of the Bank as of March 31, 2009. To the Knowledge of FBS, there is no loan or borrowing arrangement which should be included on the Watch List in the exercise of reasonable diligence by FBS or the Bank applying the Bank’s internal loan grading system, but which has not been included on the Watch List.

(c) The Bank has kept complete and accurate books and records in connection with its loan agreements, notes or borrowing arrangements, and there are no oral modifications or amendments related to its loan agreements, notes or borrowing arrangements that are not reflected in the Bank’s records, no defenses as to the enforcement of any loan agreement, note or borrowing arrangement have been asserted, and there have been no acts or omissions which would give rise to any claim or right of rescission, set-off, counterclaim or defense.

(d) Each loan agreement, note or borrowing arrangement is (i) represented by evidences of indebtedness which are true, genuine and what they purport to be, (ii) to the extent secured, secured by valid liens and security interests which have been perfected and (iii) the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(e) No participations or loans have been sold that have buy-back, recourse or guaranty provisions which create contingent or direct liability to FBS or the Bank.

(f) FBS’s allowance for loan and lease losses in its audited consolidated balance sheet at December 31, 2008 and in its unaudited consolidated balance sheet at March 31, 2009 were adequate in all respects and in compliance with the Interagency Policy Statement on the Allowance for Loan and Lease Losses as of such dates.

(g) The credit files of the Bank contain all material information (excluding general, local or national industry, economic or similar conditions) Known to FBS or the Bank that is reasonably required to evaluate the collectibility of the loan portfolio of the Bank (including loans that will be outstanding if the Bank advances funds it is obligated to advance).

(h) With respect to any loan or other evidence of indebtedness all or a portion of which has been sold to or guaranteed by any Governmental Entity, including the Small Business Administration, each of such loans was made in substantial compliance and conformity with all relevant laws, rules, regulations and procedures such that such Governmental Entity’s guaranty of such loan is effective during the term of such loan in all material respects.

Section 5.31 Forms of Instruments, Etc.

FBS has made, or will make, available to Xenith upon written request copies of all standard forms of notes, mortgages, deeds of trust and other routine documents of a like nature used on a regular and recurring basis by FBS or the Bank in the ordinary course of each of their business.

Section 5.32 Fiduciary Responsibilities.

Neither FBS nor the Bank is directly or indirectly engaged in any fiduciary activities, except for those related to Employee Benefit Plans maintained by FBS or the Bank for the benefit of their eligible employees.

Section 5.33 Guaranties.

Except for items in the process of collection in the ordinary course of the Bank’s business, none of the obligations or liabilities of FBS or the Bank are guaranteed by any other Person, firm or corporation, nor, except in the ordinary course of business, according to past business practices and in compliance with applicable law, has FBS or the Bank guaranteed the obligations or liabilities of any other Person, firm or corporation.

Section 5.34 Absence of Certain Business Practices.

To the Knowledge of FBS, neither FBS nor the Bank, nor any officer, employee or agent of FBS or the Bank, nor any other person acting on their behalf, has, directly or indirectly, within the past five years, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the business of FBS or the Bank (or assist FBS or the Bank in connection with any actual or proposed transaction) that (a) could reasonably be expected to subject FBS or the Bank to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (b) if not given in the past, might have resulted in a Material Adverse Effect on FBS or the Bank or (c) if not continued in the future might result in a Material Adverse Effect on FBS or the Bank or might subject FBS or the Bank to suit or penalty in any private or governmental litigation or proceeding.

Section 5.35 Intellectual Property.

(a) FBS and/or the Bank each owns, or is licensed or otherwise possesses legally enforceable rights to use all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, technology, know-how, computer software programs or applications, and proprietary information or materials that are used in the business of FBS and the Bank as currently conducted, and to the Knowledge of FBS, all patents and registered trademarks, trade names, service marks and copyrights owned by FBS and/or the Bank are valid and subsisting.

(b) Except as set forth in Section 5.35(b) of the FBS Disclosure Schedule, FBS and the Bank are not, nor will any of them be as a result of the execution and delivery of this Agreement or the performance of their respective obligations hereunder, in material violation of any material licenses, sublicenses and other agreements as to which FBS or the Bank is a party and pursuant to which FBS or the Bank is authorized to use any third-party patents, trademarks, service marks, and copyrights (“Third-Party Intellectual Property Rights”).

(c) No claims with respect to (A) the patents, registered and material unregistered trademarks and service marks, registered copyrights, trade names, and any applications therefor owned by FBS or the Bank (the “FBS Intellectual Property Rights”), (B) any material trade secret owned by FBS or the Bank, or (C) to the Knowledge of FBS, Third-Party Intellectual Property Rights licensed to FBS or the Bank, are currently pending or are threatened in writing by any Person.

(d) To the Knowledge of FBS, there are no valid grounds for any bona fide claims (A) to the effect that the sale or licensing of any product as now sold or licensed by FBS or the Bank, infringes on any copyright, patent, trademark, service mark or trade secret of any other Person, (B) against the use by FBS or the Bank of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in the business of FBS or the Bank as currently conducted, (C) challenging the ownership or validity of any FBS Intellectual Property Rights or other material trade secrets owned by FBS or the Bank, or (D) challenging the license or right to use any Third-Party Intellectual Rights by FBS or the Bank.

(e) To the Knowledge of FBS, there is no unauthorized use, infringement or misappropriation of any of the FBS Intellectual Property Rights by any Person, including any employee or former employee of FBS or the Bank.

Section 5.36 Representations Not Misleading.

No representation or warranty by FBS contained in this Agreement, nor any schedule furnished to Xenith by FBS under and pursuant to, or in anticipation of this Agreement, when considered as a whole, contains or will contain on the Closing Date any untrue statement of a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which it was or will be made, not misleading and such representations and warranties would continue to be true and correct after disclosure to any Governmental Entity having jurisdiction over FBS or the Bank or its properties of the facts and circumstances upon which they were based. Except as disclosed herein, there is no matter that would be reasonably likely to have a Material Adverse Effect on FBS or the Bank or their ability to perform the transactions contemplated by this Agreement or the other agreements contemplated hereby.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF XENITH

Except as set forth in the disclosure schedule delivered by Xenith to FBS on or prior to the date hereof (the “Xenith Disclosure Schedule”), Xenith represents and warrants to FBS that the following representations and warranties are true and correct as of the date hereof:

Section 6.01 Corporate Existence and Power.

Xenith is duly incorporated as a corporation, validly existing and in good standing under the laws of the Commonwealth of Virginia and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. Xenith is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary. Xenith has heretofore delivered to FBS true and complete copies of the articles of incorporation and bylaws of Xenith as currently in effect. Xenith has no Subsidiaries.

Section 6.02 Corporate Authorization.

(a) The execution, delivery and performance by Xenith of this Agreement and the consummation by Xenith of the transactions contemplated hereby are within the corporate powers of Xenith and, except for the required approval of Xenith’s shareholders in connection with consummation of the Merger, have been duly authorized by all necessary corporate action on the part of Xenith. The affirmative vote of the holders of a majority of the outstanding shares of Xenith Common Stock is the only vote, approval or conent of the holders of any of Xenith’s capital stock necessary in connection with the consummation of the Merger. This Agreement constitutes a valid and binding agreement of Xenith (assuming the due authorization, execution and delivery hereof by FBS).

(b) At a meeting duly called and held, Xenith’s Board of Directors has (i) unanimously determined that this Agreement, the Plan of Merger and the transactions contemplated hereby are fair to and in the best interests of Xenith’s shareholders, (ii) unanimously approved and adopted this Agreement, the Plan of Merger and the transactions contemplated hereby and (iii) unanimously resolved to recommend that the Xenith shareholders approve the Plan of Merger.

Section 6.03 Governmental Authorization.

The execution, delivery and performance by Xenith of this Agreement and the consummation by Xenith of the transactions contemplated hereby require no action by or in respect of, or filing with any Governmental Entity or any Third Party other than (i) (A) the filing of articles of merger with respect to the Merger with the State Corporation Commission of Virginia, (B) the issuance by the State Corporation Commission of Virginia of a Certificate of Merger and (C) the filing of appropriate documents with the relevant authorities of other states in which Xenith is qualified to do business, (ii) compliance with any applicable requirements of the 1933 Act, the 1934 Act, and any other applicable state or federal securities laws, (iii) the filing with and approval of the Board under Section 3 of the BHC Act, with respect to the Merger, (iv) the filing with and approval of the Board under the Bank Merger Act, with respect to the Merger, and (v) any other filings and approvals required by the BFI or any other state or the District of Columbia with respect to the Merger (the filings and approvals set forth in clauses (i) through (v), the “Xenith Required Filings and Approvals”).

Section 6.04 Non-contravention.

(a) Except as set forth in Section 6.04(a) of the Xenith Disclosure Schedule, the execution, delivery and performance by Xenith of this Agreement and the consummation by Xenith of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the articles of incorporation or bylaws of Xenith, (ii) assuming compliance with the matters referred to in Section 6.03, contravene, conflict with or result in a violation or breach of any provision of any law, (iii) assuming compliance with the matters referred to in Section 6.03 require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Xenith is entitled under any provision of any agreement or other instrument binding upon Xenith or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of Xenith or (iv) result in the creation or imposition of any Lien on any asset of Xenith.

(b) As of the date hereof, Xenith has no Knowledge of any reason why, if required to meet statutory or other regulatory requirements, the opinion of Xenith tax counsel referred to in Section 10.02(b) should not be obtained on a timely basis.

Section 6.05 Capitalization.

(a) The authorized capital stock of Xenith consists of (a) 100,000,000 authorized shares of Xenith Common Stock par value $1.00 per share and (b) 25,000,000 authorized shares of Xenith Preferred Stock par value $1.00 per share. As of the date hereof, there were outstanding (w) 10 shares of Xenith Common Stock, (x) no shares of Xenith Preferred Stock, (y) employee and outside director stock options to purchase an aggregate of 258,000 shares of Xenith Common Stock (none of which are currently are exercisable) and (z) warrants outstanding to purchase an aggregate of 648,000 shares of Xenith Common Stock (“Xenith Warrants”) under Xenith’s 2009 Stock Warrant Agreement (Officers and Outside Directors) and Xenith’s 2009 Stock Warrant Agreement (BCP Fund), as applicable (collectively, the “Xenith Warrant Agreements”).

(b) Except as set forth in this Section 6.05, there are no outstanding (i) shares of capital stock or voting securities of Xenith, (ii) securities of Xenith convertible into or exchangeable for shares of capital stock or voting securities of Xenith or (iii) options or other rights to acquire from Xenith, or other obligation of Xenith to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Xenith (the items in clauses (i), (ii) and (iii) being referred to collectively as the “Xenith Securities”). There are no outstanding obligations of Xenith to repurchase, redeem or otherwise acquire any Xenith Securities.

Section 6.06 Disclosure Documents.

(a) At the time the Joint Proxy Statement or any amendment or supplement thereto is first mailed to shareholders of FBS and Xenith, and at the time such shareholders vote on adoption of this Agreement and the

Plan of Merger and at the Effective Time, the Joint Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 6.06(a) will not apply to statements in or omissions from the Joint Proxy Statement made in reliance upon information furnished to Xenith by FBS specifically for use therein.

(b) The Xenith Private Placement Memorandum and any amendments or supplements thereto, as of its date, and at all subsequent times through the closing of the offering described therein, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 6.06(b) will not apply to statements in or omissions from the Xenith Private Placement Memorandum, and any amendments or supplements thereto, made in reliance upon information furnished to Xenith by FBS specifically for use therein.

(c) The information furnished by Xenith to FBS specifically for use in the FBS Private Placement Memorandum, and any amendments or supplements thereto, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

Section 6.07 Financial Statements.

The audited financial statements of Xenith for the period from inception on February 19, 2008 through December 31, 2008 (the “Xenith Financial Statements”) and the unaudited financial statements of Xenith for the three-month period ended March 31, 2009 fairly present, in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of Xenith as of the dates thereof and its results of operations, changes in shareholders’ equity and cash flows for the periods then ended (subject to normal year-end audit adjustments and except for lack of notes thereto in the case of any unaudited interim financial statements).

Section 6.08 Absence of Certain Changes.

Since December 31, 2008, the business of Xenith has been conducted in the ordinary course consistent with past practices and, except as disclosed in Section 6.08 of the Xenith Disclosure Schedule there has not been:

(a) any event, occurrence, development or state of circumstances or facts (other than related to the transactions contemplated by this Agreement) that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Xenith;

(b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of Xenith, or any repurchase, redemption or other acquisition by Xenith of any outstanding shares of capital stock or other securities of, or other ownership interests in, Xenith;

(c) any amendment of any material term of any outstanding security of Xenith;

(d) any incurrence, assumption or guarantee by Xenith of any indebtedness for borrowed money other than in the ordinary course of business and in amounts and on terms consistent with past practices and safe and sound banking practices;

(e) any creation or other incurrence by Xenith of any Lien on any material asset other than in the ordinary course of business consistent with past practices and safe and sound banking practices;

(f) any making of any material loan, advance or capital contributions to or investment in any Person;

(g) any damage, destruction or other casualty loss (whether or not covered by insurance) materially affecting the business or assets of Xenith;

(h) any material transaction or commitment made, or any material contract or agreement entered into, by Xenith relating to its assets or business (including the acquisition or disposition of any assets) or any relinquishment by Xenith of any contract or other right, in either case, material to Xenith, taken as a whole, other than transactions and commitments, contracts and agreements entered into, and relinquishments in the ordinary course of business consistent with past practices and safe and sound banking practices and those contemplated by this Agreement;

(i) any material change in any method of accounting or accounting principles or practice by Xenith, except for any such change required by reason of a concurrent change in GAAP or Regulation S-X under the 1934 Act;

(j) except as described in Section 6.08(j) of the Xenith Disclosure Schedule, any (i) grant of any severance or termination pay to (or amendment to any existing arrangement with) any director, officer or employee of Xenith, (ii) increase in benefits payable under any existing severance or termination pay policies or employment agreements, (iii) entering into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of Xenith, (iv) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director, officer or employee of Xenith or (v) increase in compensation, bonus or other benefits payable to any director, officer or employee of Xenith, other than, in the case of clause (v), increases granted to employees (other than officers) in the ordinary course of business consistent with past practice;

(k) any material labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of Xenith, which employees were not subject to a collective bargaining agreement at December 31, 2008, or any material lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees; or

(l) any material Tax election made (other than elections consistent with Xenith’s past practice) or changed, any annual Tax accounting period changed, any material method of Tax accounting adopted or changed, any material amended Tax Returns or claims for material Tax refunds filed, any material closing agreement entered into, any material Tax claim, audit or assessment settled, or any right to claim a material Tax refund, offset or other reduction in Tax liability surrendered.

Section 6.09 No Undisclosed Material Liabilities.

Except as set forth in Section 6.09 of the Xenith Disclosure Schedule, there are no liabilities or obligations of Xenith of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a liability or obligation, other than:

(a) liabilities or obligations disclosed and provided for in the Xenith Financial Statements, and

(b) liabilities or obligations incurred after the Xenith Balance Sheet Date in the ordinary course of business consistent with past practices that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Xenith.

Section 6.10 Litigation.

Except as set forth in Section 6.10 of the Xenith Disclosure Schedule, there is no action, suit, investigation or proceeding (or any basis therefor) pending against, or, to the Knowledge of Xenith, threatened against or affecting Xenith, any present officer, director or employee of Xenith (or to the Knowledge of Xenith, pending or threatened against or affecting any former officer, director or employee of Xenith), or any other Person or any of their respective properties for whom or for which Xenith may be liable, before any court or arbitrator or any governmental body, agency or official, domestic, foreign or supranational, that, if determined or resolved adversely in accordance with the plaintiff’s demands, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Xenith.

Section 6.11 Material Contracts.

(a) Except for the agreements, contracts and arrangements set forth in Section 6.11(a) of the Xenith Disclosure Schedule (collectively, the “Xenith Material Contracts”), Xenith is not a party to or, to the Knowledge of Xenith, bound by or subject to, any agreement, contract, arrangement, commitment or understanding (whether written or oral) that:

(i) is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K;

(ii) restricts the conduct of business or any line of business by Xenith (or, after the consummation of the Merger, Surviving Corporation or the Bank);

(iii) is a note, mortgage, indenture, loan or credit agreement, security agreement (each of which secures indebtedness of not less than $10,000), or other agreement or instrument reflecting obligations for borrowed money or other monetary indebtedness or otherwise relating to the borrowing of money by, or the extension of credit to, Xenith or any of it Affiliates;

(iv) is a management, consulting or employment agreement or a binding agreement or commitment to enter into the same;

(v) is an agreement or purchase order entered into or issued in the ordinary course of business for the purchase or sale of goods, services, supplies or capital assets requiring aggregate future payments of more than $10,000 by Xenith;

(vi) is an agreement of indemnification or guaranty that may result in an obligation by Xenith in excess of $10,000;

(vii) is a joint venture or other agreement involving the sharing of profits or losses;

(viii) is an agreement that provides for the disposition or acquisition by Xenith after the date of this Agreement of assets in excess of $10,000;

(ix) is a contract or agreement with any director or officer of Xenith, or any person who is an immediate relative of any such person;

(x) except as contemplated hereby, is an agreement, contract or commitment relating to the acquisition by Xenith of the outstanding capital stock or equity interest of any Person; and

(xi) all contracts, commitments or obligations not made in the ordinary course of business and having unexpired terms in excess of one year or requiring aggregate future payments or receipts in excess of $25,000 or otherwise material to Xenith.

(b) Xenith is not in breach of or default under any Xenith Material Contract and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a breach or default. No other party to any of the Xenith Material Contracts is, to Xenith’s Knowledge, in default in respect of any such Xenith Material Contract.

(c) Each of the Xenith Material Contracts is valid and binding and in full force and effect and, to Xenith’s Knowledge, enforceable against the other party or parties thereto in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles). Xenith has previously made available to FBS true and correct copies of each Xenith Material Contract set forth in Section 6.11(a) of the Xenith Disclosure Schedule.

Section 6.12 Finders’ Fees.

Except for Baxter Fentriss & Company, whose fees will be paid by Xenith, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Xenith who might be entitled to any fee or commission from Xenith or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.

Section 6.13 Taxes.

(a) All Tax Returns required by applicable law to be filed with any Taxing Authority by, or on behalf of, Xenith have been filed when due (taking into account valid extensions) under all applicable laws, and all such Tax Returns are, or shall be at the time of filing, true and complete in all material respects. Except as set forth in Section 6.13 of the Xenith Disclosure Schedule, Xenith currently is not the beneficiary of any extension of time within which to file any Tax Return. There are no liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of Xenith.

(b) Xenith has paid (or has had paid on its behalf) or has withheld and remitted to the appropriate Taxing Authority all Taxes due and payable, or, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) in accordance with GAAP an adequate accrual for all Taxes through the end of the last period for which Xenith ordinarily records items on its books. The unpaid Taxes of Xenith (i) did not, as of the date of the Xenith Financial Statements, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of such financial statements (rather than in any notes thereto) and (ii) will not exceed the reserve as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of Xenith in filing its Tax Returns.

(c) There is no claim, audit, action, suit, proceeding or investigation now pending or, to Xenith’s Knowledge, threatened against or with respect to Xenith in respect of any Tax or Tax Return.

(d) Xenith is not a party to any agreement, contract, arrangement, or plan that has resulted or would result, separately or in the aggregate, in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code (or any corresponding provision of state, local, or non-United States Tax law). Xenith has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. Xenith is not a party to or bound by any Tax allocation or sharing agreement. Xenith (i) has not been a member of an Affiliated Group filing a consolidated federal income Tax Return or (ii) has no liability for the Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or non-United States law), as a transferee or successor, by contract, or otherwise.

(e) Xenith will not be required to include any item of income in or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any:

(i) change in method of accounting for a taxable period ending on or prior to the Closing Date;

(ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or non-United States income Tax law) executed on or prior to the Closing Date;

(iii) intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local, or non-United States income Tax law);

(iv) installment sale or open transaction disposition made on or prior to the Closing Date; or

(v) prepaid amount received on or prior to the Closing Date.

(f) During the period beginning with Xenith’s inception and ending on the date hereof, Xenith was not a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Code.

(g) Xenith is not and has not been a party to any “listed transaction” as defined in Section 6707A(c)(2) of the Code and Treasury Regulations Section 1.6011-4(b)(2). Xenith has properly disclosed in its federal income Tax Returns all “reportable transactions” within the meaning of Treasury Regulations Section 1.6011-4(b)(1), any predecessor regulation, or any similar provision of state or foreign law.

(h) Xenith has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii).

(i) Section 6.13 of the Xenith Disclosure Schedule contains a list of all jurisdictions (whether foreign or domestic) in which Xenith currently files Tax Returns.

Section 6.14 Employees and Employee Benefit Plans.

(a) Except as set forth on Section 6.14(a) of the Xenith Disclosure Schedule, Xenith does not sponsor or maintain and is not required to contribute to and has not during the preceding five (5) years sponsored, maintained or contributed to any Employee Benefit Plan. Except as disclosed in Section 6.14(a) of the Xenith Disclosure Schedule:

(i) (A) Each Employee Benefit Plan and any related funding arrangement is in compliance with all applicable requirements of ERISA, the Code, and other applicable laws, and each Employee Benefit Plan has been administered in accordance with its written terms and applicable law; (B) all benefits due and payable under any Employee Benefit Plan have been paid or are in the process of being paid in accordance with the terms of such Employee Benefit Plan; (C) Xenith and each ERISA Affiliate have timely made (and at the Effective Time will have timely made) all contributions and/or premiums required to be made to any Employee Benefit Plan; (D) there are no claims (except for claims for benefits in the ordinary course of plan administration), litigation, arbitration, government investigation or audit or other legal proceeding pending or, to the Knowledge of Xenith or any ERISA Affiliate, threatened against or with respect to any Employee Benefit Plan and, to the Knowledge of Xenith or any ERISA Affiliate, no facts exist which could give rise to such claims, litigation, arbitration, investigation, audit or other proceeding; (E) all reports, returns, forms, notifications or other disclosure materials required to be filed with any Governmental Entity or distributed to employees with respect to any Employee Benefit Plan have been timely filed or distributed and are accurate and complete; (F) no nonexempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) has occurred or will occur prior to the Effective Time with respect to any Employee Benefit Plan; (G) no excise Taxes or civil penalties are payable or will become payable prior to the Effective Time with respect to any Employee Benefit Plan; (H) neither Xenith nor any ERISA Affiliate is subject to any legal obligation to continue any Employee Benefit Plan after the Effective Time, nor would the Surviving Corporation be subject to any such obligation; and (I) each Employee Benefit Plan may be amended or terminated without the consent of any employee, beneficiary or other party.

(ii) Xenith has previously delivered to FBS complete copies of each written Employee Benefit Plan (or a written summary of the material terms of any Employee Benefit Plan for which there is not a written plan document); all related summary plan descriptions and/or summaries furnished or made available to employees, officers and directors of Xenith or any ERISA Affiliate with respect to programs for which a summary plan description is not required; all related trust agreements or other funding arrangements, including, but not limited to, insurance policies; for the three (3) most recent plan years, all annual reports (5500 series) for each Employee Benefit Plan that have been filed with any Governmental Entity; all current registration statements on Form S-8 (or any other applicable registration form); and all other material documents relating to any Employee Benefit Plan as may reasonably be requested by FBS.

(iii) (A) Any Employee Benefit Plans which are Qualified Plans are so qualified; (B) to the Knowledge of Xenith and any ERISA Affiliate, nothing has occurred that could reasonably be expected to adversely affect the tax-qualified status of the Qualified Plans; (C) the Qualified Plans have been amended to comply with all current applicable legislation (including any regulations issued thereunder), and have received a favorable determination letter or are the subject of an opinion letter from the IRS with respect to their tax-qualified status which considers all such current applicable legislation, or are still within a remedial amendment period as announced by the IRS; (D) Xenith has delivered to FBS complete copies of the most recent determination and opinion letters previously received and all correspondence relating to the applications for the most recent determination letters with respect to the Qualified Plans currently in effect; and (E) Xenith has delivered to FBS documentation relating to the correction of any Qualified Plan defects under any governmental correction program or otherwise.

(iv) No Employee Benefit Plan is subject to Section 412 of the Code or Section 302 or Title IV of ERISA, and no Employee Benefit Plan is a multiple employer plan under Code Section 413(c) or a “multiemployer plan” as defined in Section 3(37) of ERISA.

(v) Xenith and each ERISA Affiliate do not have any obligation, and have not made any representation, in connection with any medical, death or other welfare benefits for their employees or other service providers after they retire, except to the extent required under the group health plan continuation requirements of Sections 601 through 609 of ERISA, Section 4980B of the Code, or applicable state law.

(vi) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (A) result in any payment (including, without limitation, severance, unemployment compensation and golden parachute payments) becoming due to any current or former director or employee of Xenith or any ERISA Affiliate under any Employee Benefit Plan or otherwise; (B) increase any benefits otherwise payable by Xenith or any ERISA Affiliate, (C) result in the acceleration of the time of payment or vesting of any such benefits under any Employee Benefit Plan or otherwise; or (D) result in any payments or benefits for which any deduction is disallowed or reduced under Sections 162(a)(1), 162(m) or 280G of the Code, as applicable.

(b) Except as set forth in Section 6.14(b) of the Xenith Disclosure Schedule, there is no:

(i) CBA or any other agreement with any Labor Organization applicable to the employees of Xenith to which Xenith is a party or bound;

(ii) unfair labor practice complaint pending or, to Xenith ’s Knowledge, threatened against Xenith before the National Labor Relations Board or any other federal, state local or foreign agency;

(iii) pending or, to Xenith’s Knowledge, threatened or affecting Xenith, strike, slowdown, work stoppage, lockout or other collective labor action or dispute by or with respect to any employees of Xenith;

(iv) grievance, arbitration or unfair dismissal proceeding arising out of any CBA or other grievance procedure pending against Xenith;

(v) claim, audit, litigation, government investigation, administrative proceeding or arbitration against Xenith involving any matter related to employment including, but not limited to, claims of discrimination, claims of unpaid wages, claims of violations of the Family and Medical Leave Act, claims of wrongful discharge, claims of unfair labor practices, workers’ compensation claims, unemployment claims and claims related to occupational safety and health law;

(vi) pending or, to Xenith’s Knowledge, threatened representation question or union or labor organizing activities with respect to employees of Xenith;

(vii) written personnel policy, rule or procedure applicable to employees of Xenith;

(viii) individual employment agreement in any form whatsoever including, but not limited to, any agreement for a term of employment, stock option agreement, stock purchase agreement, bonus agreement, or covenant not to compete; or

(ix) policy or agreement in any form whatsoever which alters the at-will status of the employees of Xenith.

(c) Xenith has at all times properly classified each of its employees as employees and each of its independent contractors as independent contractors, as applicable.

(d) Xenith has at all times properly classified each of its employees as exempt or non-exempt for purposes of the Fair Labor Standards Act.

(e) Xenith has at all times for each of its employees properly withheld and paid all applicable taxes and all other withholdings required by law.

(f) Xenith has previously delivered to FBS a complete and accurate listing of each employee of Xenith along with the employee’s job title, 2008 and 2009 annual salary, 2008 bonus and expected 2009 bonus, any other 2008 and 2009 compensation, and current accrued leave.

Section 6.15 Properties.

Except as set forth in Section 6.15 of the Xenith Disclosure Schedule, Xenith has good and marketable title or a valid and enforceable leasehold, as applicable, free and clear of all Liens, to all of the properties and assets, real and personal, tangible or intangible, which are reflected on the Xenith Financial Statements as of the date thereof or acquired after such date (other than those properties and assets disposed of for fair value after such date in the ordinary course of business), except (i) Liens for Taxes not yet due and payable or contested in good faith by appropriate proceedings, provided that Taxes are paid as and when required under applicable law notwithstanding any such contest, (ii) pledges to secure deposits incurred in the ordinary course of business, (iii) such imperfections of title, easements and encumbrances, if any, as do not materially impair the use of the respective property as such property is used on the date hereof, and, with respect to all fee-owned property, do not materially impair the fair market value of such property, (iv) mechanics’, materialmen’s, workmen’s, repairmen’s, warehousemen’s, carrier’s and other similar Liens and encumbrances arising in the ordinary course of business, (v) Liens securing obligations that are reflected in such consolidated balance sheet or (vi) the lessor’s interest in any such property that is leased. All material leases pursuant to which Xenith, as lessee, leases real or personal property are valid and enforceable in accordance with their respective terms and are bona fide, arm’s length leases, at rents that constituted market rents as of the respective dates such leases were entered into. Section 6.15 of the Xenith Disclosure Schedule sets forth a true, correct and complete list of all real properties owned or leased by Xenith. Xenith has made available to FBS copies of all documents creating or evidencing fee or leasehold interests of Xenith, including all modifications or amendments thereto.

Section 6.16 Affiliate Transactions.

Except as set forth in Section 6.16 of the Xenith Disclosure Schedule, Xenith is not a party to any agreement, arrangement or understanding (whether oral or written), directly or indirectly (including, without limitation, any purchase, sale, lease, investment, loan, service or management agreement or other transaction), with any “affiliate,” as such term is defined in Section 23A of the Federal Reserve Act. All of Xenith’s agreements, arrangements or understandings with “affiliates” comply with Sections 23A and 23B of the Federal Reserve Act and Regulation W.

Section 6.17 Tax Treatment.

Neither Xenith nor any of its Affiliates has taken or agreed to take any action, or is aware of any fact or circumstance, that would lead to gain or loss being recognized as a result of and in connection with the Merger by any of FBS, Xenith or their shareholders, except with respect to Cash Elections by holders of FBS Shares and cash received by holders of Xenith Common Stock in lieu of a fractional share of Surviving Corporation Common Stock.

Section 6.18 Compliance with Laws.

Except as set forth in Section 6.18 of the Xenith Disclosure Schedule, Xenith is and, since inception, has been in material compliance with, and to the Knowledge of Xenith is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable law.

Section 6.19 Intellectual Property.

(a) Xenith owns, or is licensed or otherwise possesses legally enforceable rights to use all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, technology, know-how, computer software programs or applications, and proprietary information or materials that are used in the business of Xenith as currently conducted, and to the Knowledge of Xenith, all patents and registered trademarks, trade names, service marks and copyrights owned by Xenith are valid and subsisting.

(b) Xenith is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in material violation of any material licenses, sublicenses and other agreements as to which Xenith is a party and pursuant to which Xenith is authorized to use any Third-Party Intellectual Property Rights.

(c) No claims with respect to (A) the patents, registered and material unregistered trademarks and service marks, registered copyrights, trade names, and any applications therefor owned by Xenith (the “Xenith Intellectual Property Rights”), (B) any material trade secret owned by Xenith, or (C) to the Knowledge of Xenith, Third-Party Intellectual Property Rights licensed to Xenith, are currently pending or are threatened in writing by any Person.

(d) To the Knowledge of Xenith, there are no valid grounds for any bona fide claims (A) to the effect that the sale or licensing of any product as now sold or licensed by Xenith, infringes on any copyright, patent, trademark, service mark or trade secret of any other Person, (B) against the use by Xenith of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in the business of Xenith as currently conducted, (C) challenging the ownership or validity of any Xenith Intellectual Property Rights or other material trade secrets owned by Xenith, or (D) challenging the license or right to use any Third-Party Intellectual Rights by Xenith.

(e) To the Knowledge of Xenith, there is no unauthorized use, infringement or misappropriation of any of the Xenith Intellectual Property Rights by any Person, including any employee or former employee of Xenith.

Section 6.20 Representations Not Misleading.

No representation or warranty by Xenith contained in this Agreement, nor any schedule furnished to FBS by Xenith under and pursuant to, or in anticipation of this Agreement, when considered as a whole, contains or will contain on the Closing Date any untrue statement of a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which it was or will be made, not misleading. Except as disclosed herein, there is no matter that would be reasonably likely to have a Material Adverse Effect on Xenith or its ability to perform the transactions contemplated by this Agreement or the other agreements contemplated hereby.

ARTICLE 7

COVENANTS OF FBS

FBS agrees that:

Section 7.01 Conduct of FBS and the Bank.

From the date hereof until the Effective Time or such earlier date as this Agreement may be properly terminated in accordance with Article 11, except as expressly contemplated or permitted by this Agreement or with the prior written consent of Xenith, FBS and the Bank shall conduct their business in the ordinary course consistent with past practice and safe and sound banking practices and shall use their commercially reasonable efforts to preserve intact their business organizations and relationships with third parties and to keep available the services of their present officers and employees, except as contemplated by Sections 9.11(b), 10.02(h), 10.02(i) and 10.03(h).

Section 7.02 Required Acts of FBS and the Bank.

Between the date of this Agreement and the Effective Time, FBS shall, and, as applicable, shall cause the Bank to, unless otherwise permitted by Xenith in writing:

(a) Perform all of its obligations under contracts, leases and documents relating to or affecting its assets, properties and business, except such obligations as FBS or the Bank may in good faith reasonably dispute;

(b) Maintain in full force and effect all insurance policies now in effect or renewals thereof and give all notices and present all claims under all insurance policies in due and timely fashion;

(c) File all reports required to be filed with Governmental Entities and observe and conform, in all material respects, to all applicable laws, except those being contested in good faith by appropriate proceedings;

(d) Withhold from each payment made to each of its employees the amount of all Taxes required to be withheld therefrom and pay the same to the proper Taxing Authority;

(e) Account for all transactions and prepare all financial statements in accordance with GAAP (unless otherwise instructed by RAP in which instance account for such transaction in accordance with RAP); and

(f) Promptly classify and charge off loans and make appropriate adjustments to loss reserves in accordance with the then-applicable instructions for Call Reports and the Uniform Retail Credit Classification and Account Management Policy.

Section 7.03 Prohibited Acts of FBS and the Bank.

Without limiting the generality of the provisions of Section 7.01, from the date hereof until the Effective Time, FBS shall not, and shall not permit the Bank to, do any of the following, except with the prior written consent (or oral consent confirmed promptly by e-mail or another form of writing) of Xenith; provided that (i) Xenith shall act on any specific request made hereunder within five Business Days following receipt of such request from FBS together with all information and documentation reasonably necessary for Xenith to determine if any such consent should be provided (provided, that notwithstanding the foregoing Xenith shall act on any specific request under subsection (l) of this Section 7.03 within two Business Days, (ii) any such request shall be deemed approved by Xenith in the event that Xenith has failed to specifically deny in writing or orally (confirmed promptly by e-mail or another form of writing) such request or ask for additional information in connection with such request within such period, and (iii) any action by Xenith approved in writing or deemed approved in accordance with clause (ii) above by Xenith shall be deemed to be included in the FBS Disclosure Schedule:

(a) adopt or propose any change to its articles of incorporation or bylaws;

(b) except as otherwise contemplated by this Agreement, merge or consolidate with any other Person or acquire a material amount of stock or assets of any other Person, or reserve for issuance, grant, sell or authorize the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind;

(c) sell, lease, license or otherwise dispose of any material subsidiary or any material amount of assets, securities or property;

(d) make any additions to capital other than in the ordinary course of business through results of operations;

(e) declare, set aside or pay any dividends or make any other distribution to its shareholders (including any stock dividend, dividends in kind or other distribution) whether in cash, stock or other property, or purchase, retire or redeem, or obligate itself to purchase, retire or redeem, any of its shares of capital stock or other securities;

(f) take any action that would make any representation and warranty of FBS hereunder inaccurate in any material respect at, or as of any time prior to, the Effective Time;

(g) except as contemplated by Sections 9.11(b), 10.02(h), 10.02(i) and 10.03(h) hereof, (i) grant any severance or termination pay to (or amend any such existing arrangement with) any director, officer or employee of FBS, (ii) enter into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of FBS, (iii) increase any benefits payable under any severance or termination pay policies or employment agreements, (iv) permit any director, officer or employee who is not already a party to an agreement or a participant in a plan providing benefits upon or following a change in control to become a party to any such agreement or a participant in any such plan, or (v) amend the terms of any employee or director stock options or other stock based awards, or (vi) increase (or amend the terms of) any other employee benefit plan, program or arrangement of any type for directors, officers or employees of FBS, except for changes required by law;

(h) except as explicitly permitted hereunder, make any change in the personnel constituting the officers or directors of FBS or the Bank;

(i) except as explicitly permitted hereunder or in accordance with applicable law, engage in any transaction with any affiliated person or allow such persons to acquire any assets from FBS or the Bank, except (i) in the form of wages, salaries, fees for services, reimbursement of expenses and benefits accrued or to become accrued under the terms of an Employee Benefit Plan currently in effect and (ii) deposits by, or loans secured by liquid collateral having a fair market value at least equal to the principal balance due on such loan made to, its officers, directors and employees in the ordinary course of business;

(j) except as explicitly permitted hereunder, acquire any capital stock or other equity securities or acquire any equity or ownership interest in any bank, corporation, partnership or other entity except through settlement of indebtedness, foreclosure, or the exercise of creditors’ remedies;

(k) change its material lending, investment, underwriting, risk and asset liability management and other material banking and operating policies, except as required by applicable Law or policies imposed by, or required by official recommendations or pronouncements of, any Governmental Entity or enter into any new material line of business;

(l) make any new loans or other extensions of credit to any borrower which (i) would exceed $1,000,000, individually or in the aggregate with respect to such borrower or (ii) would exceed $250,000 and are not secured by real property or marketable securities (in each case appropriately margined); provided that FBS may renew any existing loans or extensions of credit in excess of such amounts if the terms of such renewals are no less favorable to FBS than the existing terms of such loans or extensions of credit;

(m) make any capital expenditures, other than those contained in FBS’s annual budget, in an amount in excess of $10,000;

(n) except as provided in the Bank’s investment policy in effect on the date hereof, sell (provided, however, that payment at maturity or prepayment is not deemed a sale) any investment security or purchase any investment security;

(o) participate in any Whole Loan Transaction, securitization transaction or “off-balance sheet arrangement” (as defined in Item 303(a)(4) of the SEC’s Regulation S-K), other than “off-balance sheet arrangements” of the nature described in Section 5.22(b) of the FBS Disclosure Schedule;

(p) become a party to any Derivative Transaction, whether entered into for the account of FBS, or for the account of the Bank or its customers;

(q) make, commit to make, renew, extend the maturity of or alter any of the material terms of any loan, except in a manner consistent with the Bank’s loan policy in effect on the date hereof;

(r) acquire any real or personal property (except for property acquired through foreclosure or the acquisition of personal property which is budgeted for in FBS’s annual budget) resulting in expenditures in excess of $50,000 in the aggregate; and

(s) agree or commit to do any of the foregoing.

Section 7.04 No Solicitation; Other Offers.

(a) FBS and the Bank shall not, and shall cause their respective officers, directors, employees, investment bankers, attorneys, accountants, consultants and other agents and advisors not to, directly or indirectly, (i) solicit, initiate or take any action to facilitate or encourage any inquiries or the making, submission or announcement of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal (other than transactions contemplated by this Agreement), (ii) engage in, enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish any information relating to FBS or the Bank or afford access to the business, properties, assets, books or records of FBS or the Bank to any Third Party relating to, an Acquisition Proposal, (iii) grant any waiver or release under any standstill or similar agreement with respect to FBS or the Bank, or any class of equity securities thereof, (iv) execute or enter into, or propose to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, share exchange agreement, merger agreement or similar document or any contract, agreement, arrangement or understanding (whether binding or not) with respect to any Acquisition Proposal (other than the transactions contemplated by this Agreement) or transaction contemplated thereby or, (v) in the case of the Board of Directors of FBS, fail to make, withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Xenith, its recommendation to its shareholders referred to in Section 9.02 hereof.

(b) Notwithstanding the foregoing, prior to the time that, but not after, the shareholders of FBS approve the Plan of Merger at the FBS Shareholder Meeting, the Board of Directors of FBS, directly or indirectly through advisors, agents or other intermediaries or through FBS, the Bank and their respective officers, directors, employees, investment bankers, attorneys, accountants, consultants and other agents and advisors, may (i) engage in negotiations or discussions with any Third Party that, subject to FBS’s compliance with Section 7.04(a), has made an unsolicited bona fide Acquisition Proposal that the Board of Directors of FBS reasonably believes in good faith, after consultation with its financial advisors, will lead to a Superior Proposal, (ii) furnish to such Third Party nonpublic information relating to FBS or the Bank pursuant to a confidentiality agreement (a copy of which shall be provided to Xenith) with terms no less favorable to FBS than those contained in the Confidentiality Agreement, provided that FBS promptly discloses (and, if applicable, provides copies of) any such information to Xenith to the extent not previously provided, (iii) following receipt of such Acquisition Proposal, fail to make, withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Xenith, its recommendation to its shareholders referred to in Section 9.02 hereof, or (iv) execute or enter into, or propose to execute or enter into, a letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, share exchange agreement, merger agreement or other agreement (other than a confidentiality agreement entered into in compliance with clause (ii) above) relating to a Superior Proposal after satisfying FBS’s obligations pursuant to Section 11.01(d)(i) hereof; but in each case referred to in the foregoing clauses (i) through (iv) only if the Board of Directors of FBS determines in good faith by a majority vote, after consultation with outside legal counsel to FBS, that taking such action is necessary to comply with its legal duties to the shareholders of FBS under Virginia law.

(c) The Board of Directors of FBS shall not take, or cause to be taken, any of the actions referred to in clauses (i) through (iii) of Section 7.04(b) unless FBS shall have provided Xenith with 24 hours prior written notice advising Xenith that it intends to take such action, and, thereafter, FBS shall continue to advise Xenith of any updates or developments after taking such action. In addition, FBS shall notify Xenith promptly (but in no event later than 24 hours) after receipt by FBS (or any of its advisors) of any Acquisition Proposal, any indication that a Third Party is considering making an Acquisition Proposal or of any request for information relating to FBS or the Bank or for access to the business, properties, assets, books or records of FBS or the Bank by any Third Party that may be considering making, or has made, an Acquisition Proposal. FBS shall provide such notice orally and in writing and shall identify the Third Party making, and the material terms and conditions of, any such Acquisition Proposal, indication or request. FBS shall keep Xenith fully informed, on a current basis, of the status and details of any such Acquisition Proposal, indication or request (including any subsequent changes or amendments thereto and withdrawals thereof) and shall provide Xenith with copies of all written materials provided by all Third Parties in connection with any such Acquisition Proposals, indications or requests.

(d) Nothing contained herein shall prevent the Board of Directors of FBS from complying with Rule 14e-2(a) under the 1934 Act with regard to an Acquisition Proposal; provided, however, that if such disclosure has the substantive effect of withholding, withdrawing, qualifying or modifying in a manner adverse to Xenith the recommendation of the Board of Directors of FBS, then Xenith shall have the right to terminate this Agreement as set forth in Section 11.01(c)(i).

(e) FBS shall, and shall cause the Bank and the advisors, employees and other agents of FBS and the Bank to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party conducted prior to the date hereof with respect to any Acquisition Proposal and shall use its reasonable best efforts and exercise any applicable rights under any confidentiality or non-disclosure agreements to cause any such Third Party (or its agents or advisors) in possession of confidential information about FBS or the Bank that was furnished by or on behalf of FBS or the Bank to return or destroy all such information.

(f) The following terms shall have the meanings set forth below:

“Acquisition Proposal” means any proposal or offer with respect to (1) a merger, reorganization, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation or similar transaction involving FBS or the Bank, (2) any purchase of an equity interest (including by means of a tender or exchange offer) representing an amount equal to or greater than a 25% voting or economic interest in FBS or the Bank or (3) any purchase of assets, securities or other ownership interests representing an amount equal to or greater than 25% of the consolidated assets of FBS and the Bank, taken as a whole.

“Superior Proposal” means a bona fide, unsolicited written Acquisition Proposal (except that references in the definition of “Acquisition Proposal” to “25%” shall be replaced by “50%”) made by a Third Party that is on terms that the Board of Directors of FBS (after consultation with a financial advisor of recognized reputation) in good faith concludes, taking into account all legal, financial, regulatory and other aspects of the proposal (including, without limitation, any break-up fees, expense reimbursement provisions and conditions to consummation), the likelihood of obtaining financing, and the Third Party making the proposal, would, if consummated, result in a transaction more favorable to the FBS shareholders from a financial point of view than the transaction contemplated by this Agreement, taking into account any changes in the transaction proposed by Xenith.

Section 7.05 Tax Matters.

(a) Neither FBS nor the Bank shall make (other than consistent with FBS’s and the Bank’s past practice) or change any material Tax election, change any annual Tax accounting period, adopt or change any material method of Tax accounting, file any material amended Tax Returns or claims for material Tax refunds, enter into any material closing agreement, surrender any material Tax claim, audit or assessment, surrender any right to claim a material Tax refund, offset or other reduction in Tax liability surrendered, consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment or take or omit to take any other action, if any such action or omission would have the effect of materially increasing the Tax liability or reducing any Tax asset of FBS or the Bank.

(b) To the extent required by GAAP or RAP, as applicable, FBS and the Bank shall establish or cause to be established in accordance with GAAP or RAP, as applicable, on or before the Effective Time an adequate accrual for all material Taxes of FBS or the Bank due with respect to any period or portion thereof ending prior to or as of the Effective Time.

(c) All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes incurred by FBS in connection with and due before the Merger (including any real property transfer Tax and any similar Tax) shall be paid by FBS when due, and FBS shall, at its own expense, file all necessary Tax Returns and other documentation due before the Merger with respect to all such Taxes and fees, and, if required by applicable law, FBS shall, and shall cause its Affiliates to, join in the execution of any such Tax Returns and other documentation.

Section 7.06 Additional Financial Statements.

FBS shall promptly, but, with respect to clause (iii) below, in no event later than the twentieth day following the last day of the month most recently ended, furnish Xenith with true and complete copies of all (i) Current FBS Regulatory Documents and Call Reports for FBS and the Bank as filed with the SEC and Governmental Entities between the date of this Agreement and the Effective Time, (ii) monthly directors’ reports of FBS and the Bank, (iii) consolidated unaudited month-end financial statements of FBS and the Bank (including the Watch List and the then current allowance for loan and lease losses as of such month-end). The Call Reports shall fairly present, in all material respects, the financial position of the Bank and the results of its operations at the date and for the period indicated in that Call Report in conformity with RAP. The Call Reports shall not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein.

Section 7.07 Obligations of FBS.

(a) FBS shall take, and shall cause the Bank to take, all action necessary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

(b) Promptly following the execution of this Agreement, FBS shall take, and shall cause the Bank to take, all action necessary to file applications with the BFI and the Board for the Bank to open a branch to be located at One James Center, 901 E. Cary Street, Suite 1700, Richmond, Virginia 23219; provided, that such branch shall not be opened prior to the Effective Time.

Section 7.08 Notice of Changes.

Prior to the Closing Date, FBS shall promptly notify Xenith in writing upon any individual falling within the definition of “Knowledge” with respect to FBS becoming aware of (i) any fact or condition that makes untrue, or shows to have been untrue, in any respect, any representation or warranty made as to FBS or the Bank in or pursuant to this Agreement or that results in failure on the part of FBS or the Bank to comply with any covenant, condition or agreement contained in this Agreement or (ii) any change or event having, or which, insofar as can reasonably be foreseen, could have a Material Adverse Effect on FBS or the Bank. The providing of such information by FBS to Xenith shall not be deemed a waiver by Xenith of the breach of any representation or warranty of FBS contained in this Agreement or the failure to comply with any covenant, condition or agreement contained in this Agreement.

ARTICLE 8

COVENANTS OF XENITH

Xenith agrees that:

Section 8.01 Conduct of Xenith.

From the date hereof until the Effective Time or such earlier date as this Agreement may be properly terminated in accordance with Article 11, except as expressly contemplated or permitted by this Agreement or with the prior written consent of FBS, Xenith shall conduct its business in the ordinary course consistent with past practice and shall use its commercially reasonable efforts to preserve intact its business organizations and relationships with third parties and to keep available the services of its present officers and employees.

Section 8.02 Required Acts of Xenith.

Between the date of this Agreement and the Effective Time, Xenith shall, unless otherwise permitted by FBS in writing:

(a) Perform all of its obligations under contracts, leases and documents relating to or affecting its assets, properties and business, except such obligations as Xenith may in good faith reasonably dispute;

(b) Maintain in full force and effect all insurance policies now in effect or renewals thereof and give all notices and present all claims under all insurance policies in due and timely fashion;

(c) File all reports required to be filed with Governmental Entities and observe and conform, in all material respects, to all applicable laws, except those being contested in good faith by appropriate proceedings;

(d) Withhold from each payment made to each of its employees the amount of all Taxes required to be withheld therefrom and pay the same to the proper Taxing Authority; and

(e) Account for all transactions and prepare all financial statements in accordance with GAAP.

Section 8.03 Prohibited Acts of Xenith.

Without limiting the generality of the provisions of Section 8.01, from the date hereof until the Effective Time, except as set forth in Section 8.03 of the Xenith Disclosure Schedule, Xenith shall not do any of the following, except with the prior written consent (or oral consent confirmed promptly by e-mail or another form of writing) of FBS; provided that (i) FBS shall act on any specific request made hereunder within five Business Days following receipt of such request from Xenith together with all information and documentation reasonably necessary for FBS to determine if any such consent should be provided, (ii) any such request shall be deemed approved by FBS in the event that FBS has failed to specifically deny in writing or orally (confirmed promptly by e-mail or another form of writing) such request or ask for additional information in connection with such request within such period, and (iii) any action by FBS approved in writing or deemed approved in accordance with clause (ii) above by FBS shall be deemed to be included in the Xenith Disclosure Schedule:

(a) adopt or propose any change to its articles of incorporation or bylaws;

(b) except as otherwise contemplated by this Agreement, merge or consolidate with any other Person or acquire a material amount of stock or assets of any other Person, or reserve for issuance, grant, sell or authorize the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind;

(c) sell, lease, license or otherwise dispose of any material subsidiary or any material amount of assets, securities or property;

(d) take any action that would make any representation and warranty of Xenith hereunder inaccurate in any material respect at, or as of any time prior to, the Effective Time;

(e) enter into a new line of business;

(f) make any additions to capital other than in the ordinary course of business through results of operations;

(g) declare, set aside or pay any dividends or make any other distribution to its shareholders (including any stock dividend, dividends in kind or other distribution) whether in cash, stock or other property, or purchase, retire or redeem, or obligate itself to purchase, retire or redeem, any of its shares of capital stock or other securities;

(h) make any capital expenditures, other than those contained in Xenith’s annual budget, in an amount in excess of $10,000; and

(i) agree or commit to do any of the foregoing.

Section 8.04 Obligations of Xenith.

Xenith shall take all action necessary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

Section 8.05 Notice of Changes.

Prior to the Closing Date, Xenith shall promptly notify FBS in writing upon any individual falling within the definition of “Knowledge” with respect to Xenith becoming aware of (i) any fact or condition that makes untrue, or shows to have been untrue, in any respect, any representation or warranty made as to Xenith in or pursuant to this Agreement or that results in failure on the part of Xenith to comply with any covenant, condition or agreement contained in this Agreement or (ii) any change or event having, or which, insofar as can reasonably be foreseen, could have a Material Adverse Effect on Xenith. The providing of such information by Xenith to FBS shall not be deemed a waiver by FBS of the breach of any representation or warranty of Xenith contained in this Agreement or the failure to comply with any covenant, condition or agreement contained in this Agreement.

ARTICLE 9

COVENANTS OF FBS AND XENITH

The parties hereto agree that:

Section 9.01 Best Efforts.

Subject to the terms and conditions of this Agreement, FBS and Xenith shall, and FBS shall cause the Bank to, use their best efforts, or in the case of clause (iii) below, commercially reasonable efforts, to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the transactions contemplated by this Agreement, including (i) preparing and filing as promptly as practicable with any Governmental Entity or other Third Party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Entity or other Third Party that are necessary, proper or advisable to consummate the transactions contemplated by this Agreement and (iii) obtaining the consents required from Third Parties pursuant to the contracts listed on Section 9.01 of the FBS Disclosure Schedule.

Section 9.02 Shareholder Meetings; Proxy Material.

(a) Subject to Section 9.02(b), FBS shall take all action necessary in accordance with the VSCA to cause a meeting of its shareholders (the “FBS Shareholder Meeting”) to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval and adoption of this Agreement and the Plan of Merger and the transactions contemplated hereby and Xenith shall take all action necessary in accordance with the VSCA to cause a meeting of its shareholders (the “Xenith Shareholder Meeting” and, together with the FBS Shareholder Meeting, the “Shareholder Meetings”) to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval and adoption of this Agreement, the Plan of Merger and the transactions contemplated hereby. Subject to Section 9.02(b), FBS and Xenith shall (i) comply with all legal requirements applicable to such meetings, (ii) shall coordinate and cooperate with respect to the timing of the Shareholder Meetings and shall use their best efforts to hold the Shareholder Meetings on the same day and (iii) shall use their commercially reasonable efforts to obtain the necessary approvals by their respective shareholders of this Agreement, the Plan of Merger and the transactions contemplated hereby, subject to Section 7.04.

(b) Subject to Section 7.04, the Board of Directors of FBS shall recommend approval and adoption of this Agreement and the Plan of Merger by FBS’s shareholders. The Board of Directors of Xenith shall recommend approval and adoption of this Agreement and the Plan of Merger by Xenith’s shareholders. Unless this Agreement has been terminated in accordance with the terms of Article 11, this Agreement and the Plan of Merger shall be submitted to FBS’s shareholders at the FBS Shareholder Meeting whether or not the Board of Directors of FBS determines at any time that this Agreement or the Merger is no longer advisable and recommends that the shareholders of FBS reject it; provided, however, if pursuant to, and in compliance with, Section 7.04(b), the Board of Directors of FBS has taken or is taking any of the actions described in clauses (i) through (iv) of Section 7.04(b), then FBS may postpone the date of the FBS Shareholder Meeting, subject to federal securities laws and the VSCA.

(c) In connection with the Shareholder Meetings, FBS and Xenith shall promptly prepare and file with the SEC the Joint Proxy Statement and all other proxy materials for such meeting. FBS and Xenith and their respective counsel shall be given a reasonable opportunity to review and comment on the Joint Proxy Statement before it (or any amendment thereto) is filed with the SEC, and reasonable and good faith consideration shall be given to any comments made by such party and its counsel. FBS and Xenith shall use commercially reasonable efforts to have the Joint Proxy Statement cleared by the SEC and thereafter mail it to their respective shareholders. FBS, after consultation with Xenith, shall respond promptly to any comments made by the SEC with respect to the Joint Proxy Statement; provided, however, that FBS shall not file any amendment or supplement to the Joint Proxy Statement without first furnishing to Xenith a copy thereof for its review and will not file any such proposed amendment or supplement to which Xenith reasonably and promptly objects in writing. FBS shall supply Xenith with copies of all written correspondence between FBS or its representatives, on the one hand, and the SEC or members of its staff, on the other hand, with respect to the Joint Proxy Statement or the Merger. FBS and its counsel shall permit Xenith and its counsel to participate in all communications with the SEC and its staff, including any meetings and telephone conferences, relating to the Joint Proxy Statement, the Merger or this Agreement.

(d) If (i) at any time prior to the Shareholder Meetings, any event should occur relating to FBS or the Bank that should be set forth in an amendment of, or supplement to, the Joint Proxy Statement, FBS shall promptly inform Xenith and (ii) at any time prior to the Shareholder Meetings, any event should occur relating to Xenith that should be set forth in an amendment of, or supplement to, the Joint Proxy Statement, Xenith shall promptly inform FBS, and in the case of (i) or (ii) FBS and Xenith will, upon learning of such event, cooperate as necessary to promptly prepare and file and, if required, mail such amendment or supplement to the FBS shareholders and Xenith shareholders; provided, however, that prior to such filing or mailing, FBS and Xenith shall consult with each other with respect to such amendment or supplement and reasonable and good faith consideration shall be given to any comments made by such party and its counsel.

(e) FBS hereby represents that its financial advisor has consented to the inclusion of references to the FBS Fairness Opinion in the Joint Proxy Statement.

Section 9.03 Certain Filings.

FBS and Xenith shall cooperate with one another in determining whether any action by or in respect of, or filing with, any Governmental Entity is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

Section 9.04 Public Announcements.

FBS and Xenith shall mutually agree as to the form of press release to be issued with respect to this Agreement and the transactions contemplated hereby, and the form of analyst materials to be used in connection therewith. FBS and Xenith shall consult with each other before issuing any other press release, making any other public statement or scheduling any press conference or conference call with investors or analysts with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with or rule of any national securities exchange or association, shall not issue any such press release, make any such other public statement or schedule any such press conference or conference call before such consultation.

Section 9.05 Further Assurances.

At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of FBS or Xenith, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of FBS or Xenith, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of FBS or Xenith acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

Section 9.06 Access to Information.

From the date hereof until the Effective Time and subject to applicable law and the Confidentiality Agreement, FBS and Xenith shall (i) give to the other party, its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books and records of such party, (ii) furnish to the other party, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and (iii) instruct its employees, counsel, financial advisors, auditors and other authorized representatives to cooperate with the other party in its investigation. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the other party. No information or knowledge obtained in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by any party hereunder.

Section 9.07 Notices of Certain Events.

Each of FBS and Xenith shall promptly notify the other of:

(a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(b) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement; and

(c) any actions, suits, claims, investigations or proceedings commenced or, to its Knowledge, threatened against, relating to or involving or otherwise affecting FBS or the Bank or Xenith, as the case may be, that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Articles 5 or 6 as the case may be, or that relate to this Agreement, the Merger or the consummation of the transactions contemplated herein.

Section 9.08 Confidentiality.

Prior to the Effective Time and after any termination of this Agreement, each of FBS and Xenith shall hold, and shall use its best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the other party furnished to it or its Affiliates in connection with the transactions contemplated by this Agreement, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by such party, (ii) in the public domain through no fault of such party or (iii) later lawfully acquired by such party from sources other than the other party; provided that each of FBS and Xenith may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by this Agreement so long as such party informs such Persons of the confidential nature of such information and directs them to treat it confidentially. Each of FBS and Xenith shall satisfy its obligation to hold any such information in confidence if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. If this Agreement is terminated, each of FBS and Xenith shall, and shall use its best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to the other party, upon request, all documents and other materials, and all copies thereof, that it or its Affiliates obtained, or that were obtained on their behalf, from the other party in connection with this Agreement and that are subject to such confidence.

Section 9.09 Tax Treatment.

(a) FBS and Xenith intend to treat the Merger as a reorganization within the meaning of Code Section 368(a). Prior to the Effective Time, neither FBS nor Xenith shall take any action reasonably likely to lead to, for U.S. federal income tax purposes, gain or loss being recognized in connection with the Merger by any of FBS, Xenith or their shareholders, except with respect to Cash Elections by holders of FBS Shares and cash received by holders of Xenith Common Stock in lieu of a fractional share of Surviving Corporation Common Stock. The Surviving Corporation shall not take any action after the Effective Time that is reasonably likely to lead to, for U.S. federal income tax purposes, gain or loss being recognized in connection with the Merger by any of FBS, Xenith or their shareholders, except with respect to Cash Elections by holders of FBS Shares and cash received by holders of Xenith Common Stock in lieu of a fractional share of Surviving Corporation Common Stock.

(b) Each of FBS and Xenith shall use its best efforts to obtain the opinions referred to in Section 10.02(b) and 10.03(b).

Section 9.10 Affiliates.

Within 30 days following the date of this Agreement, Xenith shall deliver to FBS a letter identifying all known Persons who may be deemed affiliates of Xenith under Rule 145 of the 1933 Act. Xenith shall use its reasonable best efforts to obtain a written agreement from each Person who may be so deemed as soon as practicable and, in any event, at least 30 days prior to the Effective Time, substantially in the form of Exhibit C hereto.

Section 9.11 Employees.

(a) With respect to each Surviving Corporation Employee Benefit Plan in which FBS or Bank employees are eligible to participate for which length of service is taken into account for any purpose, service with FBS or the Bank (or predecessor employers to the extent FBS or an Employee Benefit Plan provides past service credit) shall be treated as service with the Surviving Corporation for purposes of determining eligibility to participate, vesting, and entitlement to benefits, including for severance benefits and vacation entitlement; provided, however, that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits. Such service also shall apply for purposes of satisfying any waiting periods, evidence of insurability requirements, or the application of any pre-existing condition limitations. Each Surviving Corporation Employee Benefit Plan in which FBS or Bank employees are eligible to participate shall waive pre-existing condition limitations to the same extent waived or to the extent that they do not apply under the corresponding Employee Benefit Plan. With respect to each Surviving Corporation plan in which FBS or Bank employees are eligible to participate, such employees shall be given credit for amounts paid under a corresponding Employee Benefit Plan during the same period for purposes of applying deductibles, copayments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the Surviving Corporation plan.

(b) Prior to the Effective Time, FBS shall, and shall cause the Bank, to terminate (“Termination”) all employment agreements between FBS or the Bank and any current or former employee, officer or director of FBS or the Bank, copies of which have been provided to Xenith prior to the Effective Time. Prior to the Effective Time, FBS shall (i) pay the individuals listed in Section 9.11(b) of the FBS Disclosure Schedule the amounts set forth on such schedule opposite their names and (ii) satisfy any and all liabilities and obligations resulting from such Terminations (“Termination Obligations”) and the affected employees, officers and directors shall each execute a release agreement in form and substance mutually acceptable to FBS and Xenith (collectively, “Release Agreements”), which Release Agreement shall contain, without limitation, a release of the Bank and its Affiliates from any liability or responsibility for any adverse tax consequences under Code Section 409A with respect to any benefits payable under the applicable employment agreement.

Section 9.12 Director and Officer Liability.

(a) For six years after the Effective Time, the Surviving Corporation shall indemnify and hold harmless the present and former officers and directors of FBS (each an “Indemnified Person”) in respect of acts or omissions occurring at or prior to the Effective Time to the fullest extent permitted by Virginia law or any other applicable laws or provided under FBS’s articles of incorporation and bylaws in effect on the date hereof; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law.

(b) For six years after the Effective Time, the Surviving Corporation shall provide officers’ and directors’ liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each such Indemnified Person currently covered by FBS’s officers’ and directors’ liability insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect on the date hereof; provided that, in satisfying its obligation under this Section 9.12(b), the Surviving Corporation shall not be obligated to pay premiums in excess of 150% of the amount per annum FBS paid in its last full fiscal year, which amount FBS disclosed to Xenith prior to the date hereof.

(c) If the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 9.12.

Section 9.13 Blue Sky Compliance.

FBS and Xenith shall promptly take any action required to be taken under foreign or state securities or “blue sky” laws in connection with the issuance of Surviving Corporation Common Stock in the Merger.

Section 9.14 Stock Exchange Listing.

FBS and Xenith shall use their best efforts to cause the shares of Surviving Corporation Common Stock (a) to be issued in connection with the Merger, (b) to be reserved for issuance promptly following the Effective Time upon exercise of the Surviving Corporation Options or Surviving Corporation Warrants and (c) to be approved for quotation on the NASDAQ Stock Market, subject to official notice of issuance, prior to the Effective Time.

Section 9.15 Name Changes.

(a) Immediately, upon the Effective Time, the Surviving Corporation’s name shall be: “Xenith Bankshares, Inc.”

(b) The Surviving Corporation shall provide that as soon as practicable following the Closing, the Bank shall take all corporate action and make all necessary filings and notices to change its name to: “Xenith Bank”; provided, however, that the Bank will continue to conduct its business using the name “SuffolkFirst Bank” at the locations it operates as of the Effective Time and shall make all filings necessary to do so consistent with all rules and regulations applicable to such a d/b/a or trade name.

(c) As soon as practicable following the Effective Time, the Surviving Corporation shall take all necessary action to exchange the stock certificates representing Non-Electing FBS Shares for certificates representing the identical number of shares of Surviving Corporation Common Stock, and each such certificate shall bear the name “Xenith Bankshares, Inc.”

ARTICLE 10

CONDITIONS TO THE MERGER

Section 10.01 Conditions to Obligations of Each Party.

The obligations of FBS and Xenith to consummate the Merger are subject to the satisfaction of the following conditions:

(a) this Agreement and the Plan of Merger shall have been approved and adopted by the shareholders of FBS and the shareholders of Xenith in accordance with the VSCA;

(b) no applicable law and no judgment, injunction, order or decree shall prohibit the consummation of the Merger;

(c) any applicable waiting period under the BHC Act or the Bank Merger Act relating to the Merger shall have expired or been terminated;

(d) the shares of Surviving Corporation Common Stock to be issued in the Merger shall have been approved for listing on the NASDAQ Stock Market, subject to official notice of issuance;

(e) all actions or approvals, or notices of intention not to disapprove from, by or in respect of, or filings with, any Governmental Entity required to permit the consummation of the Merger, including the FBS Required Filings and Approvals and the Xenith Required Filings and Approvals, shall have been taken, obtained or made and any applicable waiting periods shall have expired;

(f) there shall not have been instituted or pending any action or proceeding (or any investigation or other inquiry that might result in such action or proceeding) by any Governmental Entity or by any other Person, domestic, foreign or supranational, before any court or governmental authority or agency, domestic, foreign or supranational, (i) challenging or seeking to make illegal, to delay materially or otherwise directly or indirectly to restrain or prohibit the consummation of the Merger, seeking to obtain material damages or otherwise directly or indirectly relating to the transactions contemplated by the Merger, (ii) seeking to restrain or prohibit (x) any Person’s ability to exercise full rights of ownership of any shares of the Surviving Corporation or the Bank or Affiliates following the Effective Time on all matters properly presented to the Surviving Corporation’s shareholders, or (y) operation (or that of its respective Subsidiaries or Affiliates) of all or any material portion of the business or assets of FBS and the Bank, taken as a whole, or of Surviving Corporation and the Bank, taken as a whole, (iii) seeking to compel Surviving Corporation or the Bank or Affiliates to dispose of or hold separate all or any material portion of the business or assets of FBS and the Bank, taken as a whole, or of Xenith and its Subsidiaries, taken as a whole, or (iv) that otherwise, in the reasonable judgment of Xenith, is likely to have a Material Adverse Effect on FBS, the Surviving Corporation or Xenith; and

(g) there shall not have been any action taken, or any statute, rule, regulation, injunction, order or decree proposed, enacted, enforced, promulgated, issued or deemed applicable to the Merger, by any court or Governmental Entity other than the application of the waiting period provisions of the BHC Act or the Bank Merger Act to the Merger, that, in the reasonable judgment of any party to this Agreement, is likely, directly or indirectly, to result in any of the consequences referred to in clauses (i) through (iv) of paragraph (f) above.

Section 10.02 Conditions to the Obligations of Xenith.

The obligations of Xenith to consummate the Merger are subject to the satisfaction of the following further conditions:

(a)(i) FBS shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time, (ii) the representations and warranties of FBS contained in this Agreement (x) that are qualified by materiality or Material Adverse Effect shall be true at and as of the Effective Time as if made at and as of such time (except to the extent such representations and warranties speak as of an earlier time, in which case such representations and warranties shall be true as of such earlier time), and (y) that are not qualified by materiality or Material Adverse Effect shall be true in all material respects at and as of the Effective Time as if made at and as of such time (except to the extent such representations and warranties speak as of an earlier time, in which case such representations and warranties shall be true as of such earlier time) and (iii) Xenith shall have received a certificate signed by an executive officer of FBS to the foregoing effect;

(b) Xenith shall have received an opinion of Hunton & Williams LLP in form and substance reasonably satisfactory to Xenith, on the basis of certain facts, representations and assumptions set forth in such opinion, dated the Closing Date, to the effect that the Merger will not, for U.S. federal income tax purposes, result in gain or loss being recognized in connection with the Merger by any of FBS, Xenith or their shareholders, except with respect to Cash Elections by holders of FBS Shares and cash received by holders of Xenith Common Stock in lieu of a fractional share of Surviving Corporation Common Stock. In rendering such opinion, such counsel shall be entitled to rely upon representations of officers of FBS and Xenith substantially in the form of Exhibits D and E hereto, or as otherwise reasonably agreed to by the parties;

(c) after the date hereof, there shall have been no enforcement action under Section 8 of the FDIA, memorandum of understanding, written agreement, supervisory letter, or any other action or determination of any governmental agency or department relating to the status or conduct of FBS or the Bank that, in the reasonable good faith opinion of the Board of Directors of Xenith, adversely affects in any material manner the anticipated economic benefits to Xenith of the transactions contemplated hereby;

(d) there shall not have occurred, since the date of this Agreement, any change, event, occurrence, development or circumstance which, individually or in the aggregate, constitutes or could reasonably be expected to result in, a Material Adverse Effect on FBS or the Bank, taken as a whole; and Xenith shall have received a certificate signed by an executive officer of FBS to the foregoing effect;

(e) Xenith and its employees, attorneys, accountants and other agents shall have been permitted to complete a full investigation of the books, records, assets, liabilities, operations, prospects, business and condition of FBS and the Bank, including attorneys’ audit response letters;

(f) Xenith shall have closed an offering of Xenith Common Stock resulting in gross proceeds available (which shall include both cash paid for shares of Xenith Common Stock along with conversion of amounts advanced for pre-Merger expenses into shares of Xenith Common Stock) to Xenith at the Effective Time of not less than $40,000,000;

(g) as of the Effective Time, the capitalization of FBS has not changed from that described in Section 5.05 hereof, except due to the exercise of employee stock options for FBS Shares. Specifically, FBS has not authorized the issuance of shares of preferred stock for participation in the Capital Purchase Program established by the United States Department of Treasury pursuant to the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009;

(h) FBS shall have completed the Terminations, satisfied all Termination Obligations and provided Xenith with copies of all of the Release Agreements;

(i) the persons listed on Section 10.03(h) of the Xenith Disclosure Schedule shall have delivered fully-executed Employment Agreements with the Bank in substantially the form attached hereto as Exhibit F;

(j) Xenith shall have received from FBS good standing certificates, as of a current date, for FBS and the Bank issued by the Virginia State Corporation Commission and the appropriate authority in each jurisdiction where FBS and the Bank are qualified to do business as a foreign corporation;

(k) the shares of Surviving Corporation Common Stock (a) to be issued in connection with the Merger and (b) to be reserved for issuance promptly following the Effective Time upon exercise of the Surviving Corporation Options or Surviving Corporation Warrants shall have been approved for quotation on the NASDAQ Stock Market, subject to official notice of issuance;

(l) FBS shall have delivered a list to Xenith, as of the last day of the month immediately prior to the month in which the Closing Date occurs or, if the Closing occurs during the first ten days of a month, then such list shall be as of the last day of the month preceding the month immediately preceding the Closing Date, of all outstanding loans or other extensions of credit made by FBS or the Bank to any Officer or director or Insider of FBS or its Affiliates pursuant to Regulation O (12 C.F.R. Part 215);

(m) Prior to the Closing, the Employment Agreement dated as of June 22, 2002, between the Bank and Darrell G. Swanigan (the “Employment Agreement”) shall be amended to provide that Darrell G. Swanigan shall not receive “parachute payments” (as defined in Code Section 280G) under the Employment Agreement and all other plans, agreements and arrangements that exceed the maximum amount of parachute payments that may be paid or provided without a disallowance of deduction under Code Section 280G or the imposition of an excise tax under Code Section 4999; and

(n) Xenith shall have received such other documents or instruments as Xenith or its counsel may reasonably request consistent with FBS’s obligations hereunder.

Section 10.03 Conditions to the Obligations of FBS.

The obligations of FBS to consummate the Merger are subject to the satisfaction of the following further conditions:

(a) (i) Xenith shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time, (ii) the representations and warranties of Xenith in this Agreement (x) that are qualified by materiality or Material Adverse Effect shall be true at and as of the Effective Time as if made at and as of such time (except to the extent such representations and warranties speak as of an earlier time, in which case such representations and warranties shall be true as of such earlier time), and (y) that are not qualified by materiality or Material Adverse Effect shall be true in all material respects at and as of the Effective Time as if made at and as of such time (except to the extent such representations and warranties speak as of an earlier time, in which case such representations and warranties shall be true as of such earlier time); provided, however, the representations and warranties set forth in Section 6.05 shall be updated at Closing to give effect to the offering described in Section 10.03(f) below, and (iii) FBS shall have received a certificate signed by an executive officer of Xenith to the foregoing effect;

(b) FBS shall have received an opinion of Troutman Sanders LLP in form and substance reasonably satisfactory to FBS, on the basis of certain facts, representations and assumptions set forth in such opinion, dated the Closing Date, to the effect that the Merger will not, for U.S. federal income tax purposes, result in gain or loss being recognized in connection with the Merger by any of FBS, Xenith or their shareholders, except with respect to Cash Elections by holders of FBS Shares and cash received by holders of Xenith Common Stock in lieu of a fractional share of Surviving Corporation Common Stock. In rendering such opinion, such counsel shall be entitled to rely upon representations of officers of FBS and Xenith substantially in the form of Exhibits D and E hereto, or as otherwise reasonably agreed to by the parties;

(c) FBS shall have received an FBS Fairness Opinion, dated as of the Closing Date, in similar form and substance to the FBS Fairness Opinion described in Section 5.17 and dated as of the date of this Agreement;

(d) there shall not have occurred, since the date of this Agreement, any change, event, occurrence, development or circumstance which, individually or in the aggregate, constitutes or could reasonably be expected to result in, a Material Adverse Effect on Xenith or its Subsidiaries, taken as a whole; and FBS shall have received a certificate signed by an executive officer of Xenith to the foregoing effect;

(e) FBS and its employees, attorneys, accountants and other agents shall have been permitted to complete a full investigation of the books, records, assets, liabilities, operations, prospects, business and condition of Xenith and its Subsidiaries, including attorneys’ audit response letters;

(f) Xenith shall have closed an offering of Xenith Common Stock resulting in gross proceeds available (which shall include both cash paid for shares of Xenith Common Stock along with conversion of amounts advanced for pre-Merger expenses into shares of Xenith Common Stock) to Xenith at the Effective Time of not less than $40,000,000;

(g) FBS shall have received from Xenith good standing certificates, as of a current date, for Xenith and each of its Subsidiaries issued by the Virginia State Corporation Commission of Virginia and the appropriate authority in each jurisdiction where Xenith and its Subsidiaries are qualified to do business as a foreign corporation;

(h) the persons listed on Section 10.03(h) of the Xenith Disclosure Schedule shall have delivered fully-executed Employment Agreements with the Bank in substantially the form attached hereto as Exhibit F; and

(i) FBS shall have received such other documents or instruments as FBS or its counsel may reasonably request consistent with Xenith’s obligations hereunder.

ARTICLE 11

TERMINATION

Section 11.01 Termination.

This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the shareholders of FBS):

(a) by mutual written agreement of FBS and Xenith;

(b) by either FBS or Xenith, if:

(i) the Merger has not been consummated on or before September 30, 2009 (the “End Date”) (provided, however, if the Joint Proxy Statement is mailed to both the FBS and Xenith shareholders after August 16, 2009, but prior to September 30, 2009, the End Date shall be automatically extended until the date that is forty-five days following the date that the Joint Proxy Statement has been mailed to the FBS and Xenith shareholders); provided that the right to terminate this Agreement pursuant to this Section 11.01(b)(i) shall not be available to any party whose breach of any provision of this Agreement results in the failure of the Merger to be consummated by such time;

(ii) (A) there shall be any law that makes consummation of the Merger illegal or otherwise prohibited or (B) any judgment, injunction, order or decree of any court or Governmental Entity having competent jurisdiction enjoining FBS or Xenith from consummating the Merger is entered and such judgment, injunction, judgment or order shall have become final and nonappealable; or

(iii) this Agreement and the Plan of Merger shall not have been approved and adopted in accordance with the VSCA by (A) FBS’s shareholders at the FBS Shareholder Meeting or by (B) Xenith’s shareholders at the Xenith Shareholder Meeting (or any adjournment thereof).

(c) by Xenith if:

(i) as permitted by Section 7.04(b)(iii), the Board of Directors of FBS shall have failed to make, withheld, withdrawn, qualified or modified (or publicly proposed or resolved to withhold, withdraw, qualify or modify), in a manner adverse to Xenith, its approval or recommendation of this Agreement or the Plan of Merger;

(ii) FBS shall have entered into, or publicly announced its intention to enter into, a letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, share exchange agreement, merger agreement or other agreement with respect to a Superior Proposal; or

(iii) (A) a breach of any representation or warranty or failure to perform any covenant or agreement on the part of FBS set forth in this Agreement shall have occurred that would cause the condition set forth in Section 10.02(a) not to be satisfied, and such condition is incapable of being satisfied by the End Date or (B) FBS shall have willfully and materially breached its obligations under Sections 7.04 or 9.02; or

(d) by FBS, if:

(i) the Board of Directors of FBS authorizes FBS, subject to complying with the terms of this Agreement, to enter into a written agreement concerning a Superior Proposal; provided that FBS shall have paid any amounts due pursuant to Section 12.04(b) in accordance with the terms, and at the times, specified therein, and provided, further, that, in the case of any termination by FBS, (i) FBS notifies Xenith, in writing and at least 72-hours prior to such termination, promptly of its intention to terminate this Agreement and to enter into a binding written agreement concerning an Acquisition Proposal that constitutes a Superior Proposal, (ii) such notice includes a copy of the agreement constituting the Superior Proposal and states expressly (A) that FBS has received a Superior Proposal, (B) the final terms and conditions of the Superior Proposal and (C) the identity of the Third Party or group making the Superior Proposal, (iii) during such 72-hour period, FBS negotiates in good faith with Xenith with respect to any revisions to the terms of the transaction contemplated by this Agreement proposed by Xenith in response to such Superior Proposal (it being understood that any material amendment to or other subsequent or additional change in the financial or other material terms of the Superior Proposal will be deemed to be a new Superior Proposal for purposes of this Section 11.01(d)(i)), and (iv) at the conclusion of such 72-hour period, the Board of Directors of FBS determines, in good faith after consultation with its financial advisors, that the Superior Proposal remains a Superior Proposal after taking into account any revised offer that may be made by Xenith, it being understood that FBS shall not enter into any such binding agreement during such 72-hour period; or

(ii) a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Xenith set forth in this Agreement shall have occurred that would cause the condition set forth in Section 10.03(a) not to be satisfied, and such condition is incapable of being satisfied by the End Date.

The party desiring to terminate this Agreement pursuant to this Section 11.01 (other than pursuant to Section 11.01(a)) shall give written notice of such termination to the other party.

Section 11.02 Effect of Termination.

If this Agreement is terminated pursuant to Section 11.01, this Agreement shall become void and of no effect without liability of any party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to the other party hereto; provided that, if such termination shall result from the intentional (i) failure of either party to fulfill a condition to the performance of the obligations of the other party or (ii) failure of either party to perform a covenant hereof, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure. The provisions of this Section 11.02 and Sections 9.08, 12.04, 12.07, 12.08 and 12.09 shall survive any termination hereof pursuant to Section 11.01.

ARTICLE 12

MISCELLANEOUS

Section 12.01 Notices.

Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

if to Xenith, to:

Xenith Corporation

One James Center

901 E. Cary Street, Suite 1700

Richmond, Virginia 23219

Attention: T. Gaylon Layfield, III

Facsimile No.: (804) 433-2194

with a copy to:

Hunton & Williams LLP

Riverfront Plaza, East Tower

951 East Byrd Street

Richmond, Virginia 23219-4074

Attention: J. Waverly Pulley, III

Facsimile No.: (804) 788-8218

if to FBS, to:

First Bankshares, Inc.

3535 Bridge Road

P.O. Box 1340

Suffolk, Virginia 23439

Attention: Darrell G. Swanigan

Facsimile No.: (757) 483-3685

with a copy to:

Troutman Sanders LLP

Troutman Sanders Building

1001 Haxall Point

Richmond, Virginia 23219

Attention: Jacob A. Lutz III

Facsimile No.: (804) 698-6014

Section 12.02 Survival of Representations and Warranties.

The representations, warranties and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time, except for the agreements set forth in Sections 9.11 and 9.12.

Section 12.03 Amendments and Waivers.

(a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that, after the adoption of the Plan of Merger by the shareholders of FBS and Xenith and without their respective further approvals, no such amendment or waiver shall reduce the amount or change the kind of consideration to be received in exchange for the Surviving Corporation Common Stock.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 12.04 Expenses.

(a) Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be accrued and paid by the party incurring such cost or expense.

(b) If an FBS Payment Event (as hereinafter defined) occurs, FBS shall pay Xenith (by wire transfer of immediately available funds), if pursuant to (i) below, immediately upon the occurrence of such FBS Payment Event or, if pursuant to (iii) below, within two Business Days following such FBS Payment Event, a fee of $1,000,000.

“FBS Payment Event” means (i) the termination of this Agreement pursuant to Sections 11.01(c)(i), 11.01(c)(ii), or 11.01(d)(i), (ii) the termination of this Agreement pursuant to Section 11.01(b)(i); provided that the FBS Shareholder Meeting has been postponed to a date after the End Date pursuant to Section 9.02(b) or (iii) the termination of this Agreement pursuant to Section 11.01(b)(i), clause (A) of Section 11.01(b)(iii) or clause (B) of Section 11.01(c)(iii), but only if, in the case of a termination pursuant to clause (iii) above, (x) prior to such termination, an Acquisition Proposal shall have been publicly proposed (other than by Xenith or any of its Affiliates) or a Third Party has publicly announced its intention to make an Acquisition Proposal or such Acquisition Proposal or intention has otherwise become widely known to FBS’s shareholders and (y) within 12 months following the date of such termination: (A) FBS or the Bank merges with or into, or is acquired, directly or indirectly, by merger or otherwise by, a Third Party; (B) a Third Party, directly or indirectly, acquires more than 50% of the total assets of FBS and the Bank, taken as a whole; (C) a Third Party, directly or indirectly, acquires more than 50% of the outstanding FBS Shares or equity of The Bank; or (D) FBS adopts or implements a plan of liquidation, recapitalization or share repurchase relating to more than 50% of the outstanding FBS Shares or an extraordinary dividend relating to more than 50% of such outstanding shares or 50% of the assets of FBS and the Bank, taken as a whole (or in any of clauses (A) through (D) FBS shall have entered into a definitive agreement providing for such action).

(c) FBS acknowledges that the agreements contained in this Section 12.04 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, Xenith would not enter into this Agreement. Accordingly, if FBS fails promptly to pay any amount due to Xenith pursuant to this Section 12.04, it shall also pay any costs and expenses incurred by Xenith in connection with a legal action to enforce this Agreement that results in a judgment against FBS for such amount.

(d) If a Xenith Payment Event (as hereinafter defined) occurs, Xenith shall pay FBS (by wire transfer of immediately available funds), if pursuant to (i) below, immediately upon the occurrence of such Xenith Payment Event or, if pursuant to (iii) below, within two Business Days following such Xenith Payment Event, a fee of $500,000.

“Xenith Payment Event” means the termination of this Agreement pursuant to Section 11.01(b)(i) or clause (B) of Section 11.01(b)(iii); provided that the condition to the obligations of Xenith in Section 10.02(f) and the condition to the obligations of FBS in Section 10.03(f) shall not have been satisfied at the time of such termination.

(e) Xenith acknowledges that the agreements contained in this Section 12.04 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, FBS would not enter into this Agreement. Accordingly, if Xenith fails promptly to pay any amount due to FBS pursuant to this Section 12.04, it shall also pay any costs and expenses incurred by FBS in connection with a legal action to enforce this Agreement that results in a judgment against Xenith for such amount.

Section 12.05 Binding Effect; Benefit; Assignment.

(a) The provisions of this Agreement shall be binding upon and, except as provided in Section 9.12, shall inure to the benefit of the parties hereto and their respective successors and assigns. Except as provided in Section 9.12, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

(b) No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto, except that Xenith may transfer or assign, in whole or from time to time in part, to one or more of their Affiliates, the right to enter into the transactions contemplated by this Agreement, but any such transfer or assignment shall not relieve Xenith of its obligations hereunder.

Section 12.06 Schedules and Exhibits.

All Schedules and Exhibits referred to herein are intended to be and hereby are specifically made a part of this Agreement.

Section 12.07 Governing Law.

This Agreement, the Merger and the transactions contemplated herein, and all disputes between the parties under or related to this Agreement, the transactions contemplated herein or the facts and circumstances leading to its or their execution or performance, whether in contract, tort or otherwise, shall be governed by the laws of the Commonwealth of Virginia, without regard to conflict of laws principles.

Section 12.08 Jurisdiction.

(a) Each of the parties hereto (i) irrevocably submits itself to the personal jurisdiction of any state or federal court located in Richmond, Virginia, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, in any suit, action or proceeding arising out of or relating to this Agreement, the Merger or any of the other transactions contemplated by this Agreement, (ii) agrees that every such suit, action or proceeding shall be brought, heard and determined exclusively in such courts, (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (iv) agrees not to bring any suit, action or proceeding arising out of or relating to this Agreement, the Merger or any of the other transactions contemplated herein in any other court and (v) waives any defense of inconvenient forum to the maintenance of any suit, action or proceeding so brought.

(b) Each of the parties agrees to waive any bond, surety or other security that might be required of any other party with respect to any such suit, action or proceeding, including any appeal thereof.

(c) Each of the parties agrees that service of any process, summons, notice or document may be served on such party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, the parties agree that service of process by U.S. registered mail to its address set forth in Section 12.01 hereof shall be effective service of process for any action, suit or proceeding brought against it, provided, however, that nothing contained in the foregoing clause shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

Section 12.09 WAIVER OF JURY TRIAL.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREIN OR THE FACTS AND CIRCUMSTANCES LEADING TO ITS EXECUTION OR PERFORMANCE. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (c) IT MAKES SUCH WAIVER KNOWINGLY AND VOLUNTARILY, AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.09.

Section 12.10 Counterparts; Effectiveness.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 12.11 Entire Agreement.

This Agreement and the Transaction Documents constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

Section 12.12 Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 12.13 Specific Performance.

Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity, by statute or otherwise, upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity, without the necessity of posting bonds or other undertakings in connection therewith. The parties acknowledge that in the absence of a waiver, a bond or undertaking may be required by a court and the parties hereby waive any such requirement of any such bond or undertaking.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

FIRST BANKSHARES, INC.

By:	/s/ Darrell G. Swanigan
Darrell G. Swanigan
President and Chief Executive Officer

XENITH CORPORATION

By:	/s/ T. Gaylon Layfield, III
T. Gaylon Layfield, III
President and Chief Executive Officer

[Signature Page of Merger Agreement]

APPENDIX A

DEFINITIONS

As used in this Agreement, the following terms have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

“Affiliated Group” means any affiliated group within the meaning of Section 1504(a) of the Code.

“Bank Merger Act” means Section 18(c) of the Federal Deposit Insurance Act, codified at 12 U.S.C. 1828(c).

“BFI” means the Bureau of Financial Institutions division of the State Corporation Commission of the Commonwealth of Virginia.

“Board” means the Board of Governors of the Federal Reserve System.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in Richmond, Virginia are authorized or required by law to close.

“Code” means the Internal Revenue Code of 1986, as amended.

“Confidentiality Agreement” means the Confidentiality Agreement dated as of March 5, 2009 between FBS and Xenith.

“Derivative Transactions” means any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities, bonds, equity securities, loans, interest rates, credit-related events or conditions or any indexes, or any other similar transaction or combination of any of these transactions, including collateralized mortgage obligations or other similar instruments or any debt or equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral or other similar arrangements related to such transactions.

“Employee Benefit Plan” means an “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) or any other employee benefit program or arrangement, including, without limitation, any pension, profit sharing, deferred compensation, retirement, bonus, stock option, stock appreciation right, stock purchase or restricted stock plan, severance or “golden parachute” arrangement, consulting agreement, incentive plan, or any other compensation, perquisite, welfare or fringe benefit plan, program or arrangement providing benefits for, or for the welfare of, any or all of the current or former employees, leased employees, officers or directors of a Person or any ERISA Affiliate, or the beneficiaries of any such persons.

“Environmental Laws” means any federal, state, local or foreign law (including common law), treaty, judicial decision, regulation, rule, judgment, order, decree, injunction, permit or governmental restriction or requirement or any agreement with any governmental authority or other third party, regarding human health and safety, the environment or pollutants, contaminants, wastes or chemicals or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substances, wastes or materials.

“Environmental Permits” means all permits, licenses, franchises, certificates, approvals and other similar authorizations of governmental authorities relating to or required by Environmental Laws and affecting, or relating in any way to, the business of FBS or the Bank as currently conducted.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

“FBS Balance Sheet” means the audited consolidated balance sheet of FBS and the Bank as of December 31, 2008 and the footnotes thereto.

“FBS Balance Sheet Date” means December 31, 2008.

“FBS Private Placement Memorandum” means the private placement memorandum whereby FBS offers to issue Xenith Shareholders the Xenith Merger Consideration in exchange for their shares of Xenith Common Stock.

“FBS Shares” means the shares of common stock, par value $3.20 per share, of FBS.

“FBS 10-K” means FBS’s annual report on Form 10-K for the fiscal year ended December 31, 2008.

“FDIC” means the Federal Deposit Insurance Corporation.

“Final Xenith Shareholders’ Equity” shall mean the total shareholders’ equity of Xenith as of the Effective Time as determined pursuant to Section 3.10 of this Agreement.

“Governmental Entity” means any foreign, federal, state or local court, administrative body or other governmental or quasi governmental entity with competent jurisdiction, or any agency, instrumentality or authority thereof, including, but not limited to, the BFI, the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, the Department of Housing and Urban Development, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Trade Commission and the SEC.

“Insider” has the meaning set forth in 12 C.F.R. §215.1(h).

“IRS” means the Internal Revenue Service.

“Joint Proxy Statement” means the proxy or information statement to be filed by FBS in connection with the Merger and to be mailed to the FBS shareholders and to the Xenith shareholders in connection with the Shareholder Meetings.

“Knowledge of FBS,” “FBS’s Knowledge” or similar references to the “Knowledge” of FBS means the actual knowledge after due inquiry of Darrell G. Swanigan, James R. A. Stanley, Jr., Keith B. Hawkins, Robert E. Clary, Earleen B. Sylvia and Steven R. Benegar.

“Knowledge of Xenith,” “Xenith’s Knowledge” or similar references to the “Knowledge” of Xenith means the actual knowledge after due inquiry of T. Gaylon Layfield, III and Thomas W. Osgood.

“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

“Material Adverse Effect” means, with respect to any Person, any event, change, fact, circumstance or condition that has a material adverse effect on (i) the prospects, condition (financial or otherwise), business, assets or results of operations of such Person and its Subsidiaries, taken as a whole, or (ii) the ability of such Person to perform its obligations under or to consummate the transactions contemplated by this Agreement; provided, however, that none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (a) changes in tax, banking and other laws or interpretations thereof by courts or governmental authorities of general applicability to companies in the industries in which such Person and any of its subsidiaries operate, but only to the extent the effect on such Person is not materially worse than the effect on similarly situated companies in the industries in which such Person and any of its subsidiaries operate, (b) changes in global, national or regional political conditions or general economic or market conditions (including changes in prevailing interest rates, credit availability and liquidity, currency exchange rates, and price levels or trading volumes in the United States or foreign securities markets) affecting other companies in the industries in which such Person and any of its subsidiaries operate, but only to the extent the effect on such Person is not materially worse than the effect on similarly situated companies in the industries in which such Person and any of its subsidiaries operate, (c) the impact of the Merger on relationships with customers or employees, (d) the public disclosure of this Agreement or the transactions contemplated hereby or the consummation of the transactions contemplated hereby solely to the extent FBS or the Bank demonstrate such effect to have so resulted from such disclosure or consummation, (e) changes in GAAP or RAP applicable to banks and their holding companies generally, but only to the extent the effect on such Person is not materially worse than the effect on similarly situated banks and their holding companies, (f) actions and omissions of FBS or Xenith taken with the prior written consent of the other parties hereto in contemplation of the transactions contemplated hereby, (g) the effects of compliance by the parties with the covenants and other agreements contained in this Agreement or expenses incurred by the parties in consummating the transactions contemplated by this Agreement, or (h) any foreign or domestic outbreak or escalation of hostilities or act of terrorism involving the United States or any declaration of war by the United States.

“1933 Act” means the Securities Act of 1933.

“1934 Act” means the Securities Exchange Act of 1934.

“Officer” of any Person means any executive officer of such Person within the meaning of Rule 3b-7 of the 1934 Act.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Personal Information” means individually identifiable information from or about an individual (including, but not limited to: (a) a first name and last name; (b) a home or other physical address, including street name and name of city or town; (c) an email address or other online contact information, such as an instant messaging user identifier or a screen name, that reveals an individual’s email address; (d) a telephone number; (e) a Social Security number; (f) a driver’s license, military or state-issued identification number; (g) credit or debit card information, including card number, expiration date, security code and data stored on the magnetic stripe of a credit or debit card; (h) checking account information, including the ABA routing number, account number, and check number; (i) a persistent identifier, such as a customer number held in a “cookie” or processor serial number, that is combined with other available data that identifies an individual; or (j) any information that is combined with any of (a) through (i) above) that is Processed at any time by FBS, the Bank or its employees, agents, consultants or service providers.

“Process” or “Processing” means any operation or set of operations performed upon Personal Information, whether or not by automatic means, such as creating, collecting, procuring, obtaining, accessing, recording, organizing, storing, adapting, altering, retrieving, consulting, using, disclosing or destroying the information.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the Securities and Exchange Commission.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.

“Third Party” means any Person other than FBS, the Bank or any of their Affiliates or Xenith.

“Transaction Documents” means this Agreement, the Plan of Merger, the FBS Voting Agreement and the Xenith Voting Agreement.

“VSCA” means the Virginia Stock Corporation Act, as amended from time to time.

“Whole Loan Transactions” means any transaction involving the sale, transfer or other disposition of a direct or indirect interest in any individual or pool of consumer receivables, trade receivables, auto loans, auto leases, equipment leases, residential or commercial mortgages, manufactured housing loans, first mortgage loans, second mortgage loans, home equity loans, corporate debt or sovereign debt obligations, including, without limitation, collateralized bond obligations, collateralized loan obligations, collateralized mortgage obligations or any similar security.

“Xenith Balance Sheet” means the audited balance sheet of Xenith as of December 31, 2008 and the footnotes therein.

“Xenith Balance Sheet Date” means December 31, 2008.

“Xenith Preferred Stock” means the preferred stock, $1.00 par value, of Xenith.

“Xenith Private Placement Memorandum” means the private placement memorandum pursuant to which Xenith is offering to a limited number of accredited investors shares of Xenith Common Stock at a price of $10.00 per share.

Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Acquisition Proposal	7.04(f)
Agreement	Preamble
Bank	Recitals
Bank Securities	5.05(c)
BHC Act	5.01
Call Reports	5.06(i)
CAN-SPAM	5.13(a)
Cash Electing Certificate	3.06(b)
Cash Electing FBS Share	3.02(a)
Cash Election	3.03
Cash Election Number	3.04(a)
Cash Election Price	3.02(a)
Cash Proration Factor	3.04(b)(i)
CBA	5.19(b)(i)
Closing	2.01(c)
Closing Date	2.01(c)
CRA	5.24(b)
Current FBS Regulatory Documents	5.06(a)
Deposit Summary	5.08
Dissenting Holder	3.07(f)
Dissenting Shares	3.07(f)
Effective Time	2.01(a)
Election Deadline	3.05(c)
Election Form	3.05(a)
Employment Agreement	10.02(m)
End Date	11.01(b)(i)
Estimated Xenith Closing Balance Sheet	3.10(c)(i)
Estimated Xenith Shareholders’ Equity	3.10(c)(i)
Exchange Agent	3.05(b)
Exchange Fund	3.05(b)

Term	Section
Exchange Ratio	3.10(b)
FBS	Preamble
FBS Disclosure Schedule	Article 5
FBS Fairness Opinion	5.17
FBS Intellectual Property Rights	5.35(c)
FBS Material Contracts	5.15(a)
FBS Merger Consideration	3.02(b)
FBS Option	3.08(b)
FBS Option Plan	3.08(b)
FBS Payment Event	12.04(b)
FBS Regulatory Documents	5.06(a)
FBS Required Filings and Approvals	5.03
FBS Securities	5.05(b)
FBS Shareholder Meeting	9.02(a)
FBS Voting Agreement	Recitals
FCRA	5.13(a)
FDIA	5.01(b)
GAAP	5.06(i)
GLBA	5.13(a)
Historical FBS Regulatory Documents	5.06(a)
Indemnified Person	9.12(a)
Information Security Incident	5.13(e)
Labor Organization	5.19(b)(i)
Merger	Recitals
Non-Electing FBS Share	3.02(b)
Plan of Merger	Recitals
Privacy Laws	5.13(a)
Qualified Plans	5.19(a)(iii)
RAP	5.06(i)
Release Agreements	9.11(b)
Securities Portfolio	5.26
Shareholder Meetings	9.02(a)
Superior Proposal	7.04(f)
Surviving Corporation	2.01(a)
Surviving Corporation Common Stock	3.01
Surviving Corporation Option	3.08(a)
Surviving Corporation Warrant	3.09
Tax	5.18(j)
Taxing Authority	5.18(j)
Tax Return	5.18(j)
Tax Sharing Agreements	5.18(j)
Termination	9.11(b)
Termination Obligations	9.11(b)
Third Party Intellectual Property Rights	5.35(b)
Watch List	5.30(b)
Xenith	Preamble
Xenith Certificates	3.05(b)
Xenith Common Stock	3.01
Xenith Disclosure Schedule	Article 6
Xenith Financial Statements	6.17
Xenith Intellectual Property Rights	6.19(c)
Xenith Material Contracts	6.11(a)
Xenith Merger Consideration	3.01
Xenith Option	3.08(a)
Xenith Option Plan	3.08(a)

Term	Section
Xenith Payment Event	12.04(d)
Xenith Required Filings and Approvals	6.03
Xenith Securities	6.05(b)
Xenith Shareholder Meeting	9.02(a)
Xenith Voting Agreement	Recitals
Xenith Warrants	6.05(a)
Xenith Warrant Agreements	6.05(a)

EXHIBIT C

FORM OF RULE 145 LETTER FOR AFFILIATES

[Date]

First Bankshares, Inc.

3535 Bridge Road

P.O. Box 1340

Suffolk, Virginia 23439

Xenith Corporation

One James Center

901 E. Cary Street, Suite 1700

Richmond, Virginia 23219

Ladies and Gentlemen:

The undersigned has been advised that, as of the date of this letter, the undersigned may be deemed to be an “affiliate” of Xenith Corporation, a Virginia corporation (“Xenith”), as the term “affiliate” is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to the terms of the Agreement of Merger dated as of May, 12, 2009 (the “Merger Agreement”) between First Bankshares, Inc., a Virginia bank holding company (“FBS”), and Xenith, Xenith will be merged with and into FBS with FBS the surviving entity in the merger (the “Merger”).

As a result of the Merger, the undersigned will receive shares of common stock, par value $3.20 per share, of FBS (“FBS Common Shares”) in exchange for shares owned by the undersigned of common stock, par value $1.00 per share, of Xenith (“Xenith Common Shares”).

The undersigned represents, warrants and covenants to FBS and Xenith that, as of the date the undersigned receives any FBS Common Shares as a result of the Merger:

A. The undersigned shall not make any sale, transfer, pledge or other disposition of the FBS Common Shares in violation of the 1933 Act or the Rules and Regulations.

B. The undersigned has carefully read this letter and the Merger Agreement and discussed, to the extent the undersigned felt necessary, with the undersigned’s counsel or counsel for Xenith the requirements of such documents and other applicable limitations upon the undersigned’s ability to sell, transfer, pledge or otherwise dispose of FBS Common Shares.

C. The undersigned has been advised that the issuance of FBS Common Shares to the undersigned pursuant to the Merger will not be registered with the SEC under the 1933 Act and will be issued in reliance on exemptions from the registration requirements of the 1933 Act. The undersigned has also been advised that, because, at the time the Merger is submitted for a vote of the shareholders of Xenith, the undersigned may be deemed an affiliate of Xenith, the undersigned may not sell, transfer, pledge or otherwise dispose of FBS Common Shares issued to the undersigned in the Merger unless such sale, transfer, pledge or other disposition (i) has been registered under the 1933 Act, (ii) is made in conformity with Rule 145 promulgated by the SEC under the 1933 Act, or (iii) in the opinion of counsel, which opinion and counsel shall be reasonably acceptable to FBS, or pursuant to a “no action” letter obtained by the undersigned from the SEC staff, is otherwise exempt from registration under the 1933 Act.

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D. The undersigned understands that FBS is under no obligation to register the sale, transfer, pledge or other disposition of the FBS Common Shares by the undersigned or on the undersigned’s behalf under the 1933 Act or to take any other action necessary in order to enable the undersigned to make such sale, transfer, pledge or other disposition in compliance with an exemption from such registration except to the extent provided in the Registration Rights Agreement, dated [            ], 2009 by and among Xenith and certain holders of the Xenith Common Shares.

E. The undersigned also understands that stop transfer instructions will be given to FBS’s transfer agents with respect to the FBS Common Shares issued to the undersigned and that there will be placed on the certificates for the FBS Common Shares issued to the undersigned, or on any substitutions therefor, a legend stating in substance:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH THE TERMS OF A LETTER AGREEMENT BETWEEN THE REGISTERED HOLDER HEREOF AND FIRST BANKSHARES, INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF FIRST BANKSHARES, INC.”

F. The undersigned also understands that, unless the transfer by the undersigned of the undersigned’s FBS Common Shares has been registered under the 1933 Act or is a sale made in conformity with the provisions of Rule 145, FBS reserves the right to put the following legend on the certificates issued to the undersigned’s transferee:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SECURITIES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN ACQUIRED BY THE HOLDER WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933.”

It is understood and agreed that the stop transfer instructions and legends set forth in paragraphs E and F above shall be terminated or removed by delivery of substitute certificates without such legend if (i) the securities represented thereby have been registered for sale by the undersigned

A-C-2

under the 1933 Act or (ii) FBS has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to FBS, or a “no-action” letter obtained by the undersigned from the SEC staff to the effect that the restrictions imposed by Rule 145 under the 1933 Act no longer apply to the undersigned.

G. The undersigned further understands and agrees that the representations, warranties, covenants and agreements of the undersigned set forth herein are for the benefit of FBS and Xenith and will be relied upon by such firms and their respective counsel and accountants.

H. The undersigned understands and agrees that this letter agreement shall apply to all shares of the capital stock of FBS and Xenith that are deemed beneficially owned by the undersigned pursuant to applicable federal securities laws.

Execution of this letter should not be considered an admission on the part of the undersigned that the undersigned is an “affiliate” of Xenith as described in the first paragraph of this letter, nor as a waiver of any rights that the undersigned may have to object to any claim that the undersigned is such an affiliate on or after the date of this letter.

[Remainder of page intentionally left blank]

A-C-3

Very truly yours,

By:
Name:

Accepted this day of , 2009 by

FIRST BANKSHARES, INC.

By:
Name:
Title:

A-C-4

EXHIBIT D

XENITH CORPORATION

Letterhead

May     , 2009

Troutman Sanders LLP

1001 Haxall Point

Richmond, Virginia 23219

Attn. Harold E. Starke, Jr.

Hunton & Williams LLP

1445 Ross Avenue, Suite 3700

Dallas, Texas 75202

Attn: Jeffry M. Blair

Re:	Representations Concerning the Merger of Xenith Corporation with and into First Bankshares, Inc.

Ladies and Gentlemen:

In connection with the contemplated merger (the “Merger”) of Xenith Corporation, a Virginia corporation (the “Xenith”), with and into First Bankshares, Inc., a Virginia bank holding company (“First Bankshares”), with First Bankshares surviving, pursuant to the terms of that certain Agreement of Merger, dated as of May 12, 2009, by and between First Bankshares and Xenith (the “Merger Agreement”), Troutman Sanders LLP, special counsel to First Bankshares, and Hunton & Williams LLP, special counsel to Xenith, will each render an opinion with respect to certain United States federal income tax consequences of the Merger. In connection with the issuance of such opinions, the undersigned, after due inquiry and investigation, hereby represents and certifies, on behalf of Xenith, that the statements and representations contained herein are true, correct and complete in all material respects at the date hereof and will be true, correct and complete in all material respects as of the effective time of the Merger (the “Effective Time”), as if made at that time. All capitalized terms used but not defined herein shall have the meanings provided for in the Merger Agreement. Unless otherwise specified, all section references herein are to the Internal Revenue Code of 1986, as amended (the “Code”).

1. The facts, representations and covenants relating to the Merger and related transactions that are set forth in the Merger Agreement and the other documents included or described in the Merger Agreement, each as amended or supplemented through the date hereof, are true, correct and complete in all material respects.

2. The Merger will be consummated in compliance with the Merger Agreement and pursuant to Virginia law, and Xenith does not have any plan or intention to waive or modify any of the material terms or conditions therein.

3. The fair market value of the First Bankshares common stock and the cash received by each Xenith shareholder will be, at the Effective Time, approximately equal to the fair market value of Xenith common stock surrendered in exchange therefore pursuant to the Merger, as determined on the basis of arm’s length negotiations among the parties.

4. The Merger is being undertaken for the business purposes of combining Xenith and First Bankshares and not for the purpose of tax avoidance.

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5. At least 50 percent of the fair market value of Xenith’s stockholders’ proprietary interests in Xenith will be preserved as a proprietary interest in First Bankshares received in the Merger within the meaning of Section 1.368-1(e) of the Income Tax Regulations (the “Regulations”). For purposes of this representation, proprietary interests will not be preserved to the extent that, in connection with the Merger: (i) prior to the Merger an extraordinary distribution (i.e., a distribution other than a regular, normal dividend) is made with respect to Xenith common stock; (ii) prior to the Merger a redemption or acquisition of Xenith common stock is made by Xenith or a person related to Xenith as defined in Section 1.368-1(e)(3) of the Regulations (a “Xenith Related Person”); (iii) First Bankshares or a person related to First Bankshares as defined in Section 1.368-1(e)(3) of the Regulations (a “First Bankshares Related Person”) acquires Xenith common stock for consideration other than First Bankshares common stock; or (iv) following the Merger, First Bankshares redeems its stock issued in the Merger or a First Bankshares Related Person acquires, for consideration other than First Bankshares common stock, First Bankshares common stock issued in the Merger. For purposes of this representation: (i) any reference to First Bankshares or Xenith includes a reference to any successor or predecessor of such corporation, except that Xenith is not treated as a predecessor of First Bankshares and First Bankshares is not treated as a successor of Xenith; (ii) each partner of a partnership will be treated as owning or acquiring any stock owned or acquired, as the case may be, by the partnership (and as having paid any consideration paid by the partnership to acquire such stock) in accordance with that partner’s interest in the partnership; and (iii) an acquisition of First Bankshares common stock or Xenith common stock by a person acting as an intermediary for First Bankshares, Xenith or a First Bankshares Related Person or Xenith Related Person will be treated as made by First Bankshares, Xenith, First Bankshares Related Person or Xenith Related Person, respectively.

6. In consideration of or as part of the Merger, Xenith has not sold, transferred or otherwise disposed of any assets, other than pursuant to the Merger Agreement or pursuant to transactions in the ordinary course of its trade or business, that would prevent First Bankshares or members of its qualified group (within the meaning of Section 1.368-1(d)(4)(ii) of the Regulations) from continuing the historic business of Xenith or using a significant portion of Xenith’s historic business assets in a business after the Merger. For purposes of this representation, a qualified group of a company is one or more chains of corporations connected through stock ownership with the company, but only if the company owns directly stock meeting the control requirements of Code Section 368I in at least one other corporation, and stock meeting the requirements of Code Section 368I in each of the corporations (except the company) is owned directly or indirectly by one of the other corporations. A company will meet the control requirements of Code Section 368I with respect to another corporation if the company owns stock in the corporation possessing at least 80% of the total combined voting power of all classes of stock entitled to vote and at least 80% of the total number of shares of all other classes of stock of such corporation.

7. The liabilities of Xenith assumed by First Bankshares and the liabilities to which the transferred assets of Xenith are subject, if any, were incurred by Xenith in the ordinary course of its business.

8. Xenith and the stockholders of Xenith will pay their respective expenses, if any, incurred in connection with the Merger.

9. There is no intercorporate indebtedness existing between First Bankshares (or any of its subsidiaries) and Xenith (or any of its subsidiaries) that was issued, acquired or will be settled at a discount.

10. No two parties to the Merger are investment companies within the meaning of Code Sections 368(a)(2)(F)(iii) and (iv). The Code defines investment companies in Code Section 368(a)(2)(F)(iii) as “a regulated investment company, a real estate investment trust, or a corporation 50 percent or more of the value of whose total assets are stock and securities and 80 percent or more of the value of whose total assets are assets held for investment.” In making the 50-percent and 80-percent determinations under the preceding sentence, stock and securities in any subsidiary corporation shall be disregarded and the parent corporation shall be deemed to own its ratable share of the subsidiary’s assets, and a corporation shall be considered a subsidiary if the parent owns 50 percent or more of the combined voting power of all classes of stock entitled to vote, or 50 percent or more of the total value of shares of all classes of stock outstanding. In addition, in determining “total assets”, Code Section 368(a)(2)(F)(iv) excludes cash and cash items (including receivables), government securities, and assets acquired (through incurring indebtedness or otherwise) for purposes of being treated as diversified under Code Section 368(a)(2)(F)(ii) or for purposes of ceasing to be an investment company.

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11. Xenith is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Code Section 368(a)(3)(A). For purposes of the foregoing, a “Title 11 or similar case” means a case under Title 11 of the United States Code or a receivership, foreclosure or similar proceeding in a federal or state court.

12. At the Effective Time, the fair market value of the assets of Xenith transferred to First Bankshares will equal or exceed the sum of the liabilities assumed by First Bankshares, plus the amount of liabilities, if any, to which the assets are subject.

13. None of the compensation received by any stockholder-employee of Xenith will be separate consideration for, or allocable to, any of their shares of Xenith common stock; none of the shares of First Bankshares common stock received by any stockholder-employee will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any stockholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s length for similar services.

14. The undersigned is authorized to make all the representations set forth herein on behalf of Xenith.

Xenith understands that Troutman Sanders LLP and Hunton & Williams, LLP have not undertaken to independently verify, and have not verified, the facts providing the basis of this letter nor have either been asked to do so. Xenith understands that Troutman Sanders LLP and Hunton & Williams, LLP will each rely on the statements and representations set forth herein in rendering their opinions pursuant to Sections 10.03(b) and 10.02(b) of the Merger Agreement, respectively, concerning certain of the United States federal income tax consequences of the Merger and hereby commit to inform them if, for any reason, any of the foregoing representations or statements ceases to be true prior to the Effective Time.

[The remainder of this page is left intentionally blank. Signature page to follow.]

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IN WITNESS WHEREOF, I have caused this representation letter to be executed on this     th day of May, 2009.

Xenith Corporation

By:
Name:
Title:

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EXHIBIT E

FIRST BANKSHARES, INC.

Letterhead

May     , 2009

Troutman Sanders LLP

1001 Haxall Point

Richmond, Virginia 23219

Attn. Harold E. Starke, Jr.

Hunton & Williams LLP

1445 Ross Avenue, Suite 3700

Dallas, Texas 75202

Attn: Jeffry M. Blair

Re:	Representations Concerning the Merger of Xenith Corporation with and into First Bankshares, Inc.

Ladies and Gentlemen:

In connection with the contemplated merger (the “Merger”) of Xenith Corporation, a Virginia corporation (the “Xenith”), with and into First Bankshares, Inc., a Virginia bank holding company (“First Bankshares”) with First Bankshares surviving, pursuant to the terms of that certain Agreement of Merger, dated as of May 12, 2009, by and between First Bankshares and the Xenith (the “Merger Agreement”), Troutman Sanders LLP, special counsel to First Bankshares, and Hunton & Williams LLP, special counsel to Xenith, and will render opinions with respect to certain United States federal income tax consequences of the Merger. In connection with the issuance of such opinions, the undersigned, after due inquiry and investigation, hereby represents and certifies, on behalf of First Bankshares, that the statements and representations contained herein are true, correct and complete in all material respects at the date hereof and will be true, correct and complete in all material respects as of the effective time of the Merger (the “Effective Time”), as if made at that time. To the extent applicable, representations made with respect to First Bankshares shall be deemed made with respect to subsidiaries of First Bankshares. All capitalized terms used but not defined herein shall have the meanings provided for in the Merger Agreement. Unless otherwise specified, all section references herein are to the Internal Revenue Code of 1986, as amended (the “Code”).

1. The facts, representations and covenants relating to the Merger and related transactions that are set forth in the Merger Agreement and the other documents included or described in the Merger Agreement, each as amended or supplemented through the date hereof, are true, correct and complete in all material respects.

2. The Merger will be consummated in compliance with the Merger Agreement and pursuant to Virginia law, and neither First Bankshares nor any of its subsidiaries has any plan or intention to waive or modify any of the material terms or conditions therein.

3. The fair market value of the First Bankshares common stock received by each Xenith stockholder will be, at the Effective Time, approximately equal to the fair market value of the Xenith common stock surrendered in exchange therefore pursuant to the Merger, as determined on the basis of arm’s length negotiations among the parties.

4. The Merger is being undertaken for the business purposes of combining Xenith and First Bankshares and not for the purpose of tax avoidance.

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5. At least 50 percent of the fair market value of the Xenith stockholders’ proprietary interests in Xenith will be preserved as a proprietary interest in First Bankshares received in the Merger within the meaning of Section 1.368-1(e) of the Income Tax Regulations (the “Regulations”). For purposes of this representation, proprietary interests will not be preserved to the extent that, in connection with the Merger: (i) prior to the Merger an extraordinary distribution (i.e., a distribution other than a regular, normal dividend) is made with respect to Xenith common stock; (ii) prior to the Merger a redemption or acquisition of Xenith common stock is made by Xenith or a person related to Xenith as defined in Section 1.368-1(e)(3) of the Regulations (a “Xenith Related Person”); (iii) First Bankshares or a person related to First Bankshares as defined in Section 1.368-1(e)(3) of the Regulations (a “First Bankshares Related Person”) acquires Xenith common stock for consideration other than First Bankshares common stock; or (iv) following the Merger, First Bankshares redeems its stock issued in the Merger or a First Bankshares Related Person acquires, for consideration other than First Bankshares common stock, First Bankshares common stock issued in the Merger. For purposes of this representation: (i) any reference to First Bankshares or Xenith includes a reference to any successor or predecessor of such corporation, except that Xenith is not treated as a predecessor of First Bankshares and First Bankshares is not treated as a successor of Xenith; (ii) each partner of a partnership will be treated as owning or acquiring any stock owned or acquired, as the case may be, by the partnership (and as having paid any consideration paid by the partnership to acquire such stock) in accordance with that partner’s interest in the partnership; and (iii) an acquisition of First Bankshares common stock or Xenith common stock by a person acting as an intermediary for First Bankshares, the Xenith or a First Bankshares Related Person or Xenith Related Person will be treated as made by First Bankshares, Xenith, First Bankshares Related Person or Xenith Related Person, respectively.

6. There is no plan or intention on the part of First Bankshares or any First Bankshares Related Person to purchase, exchange, redeem, or otherwise acquire, directly or indirectly, any First Bankshares common stock issued in the Merger (excluding any fractional shares of First Bankshares common stock exchanged for cash in the Merger). For purposes of this representation, a person is considered to own or acquire stock owned or acquired (as the case may be) by a partnership in which such person is a partner in proportion to such person’s interest in the partnership.

7. To the best knowledge of First Bankshares, the liabilities of Xenith assumed by First Bankshares and the liabilities to which the transferred assets of Xenith are subject, if any, were incurred by Xenith in the ordinary course of its business.

8. Following the Merger, First Bankshares will continue the historic business of Xenith or use a significant portion of Xenith’s business assets in the ordinary course of its business. For purposes of this representation, First Bankshares will be deemed to satisfy this requirement if (a) the members of First Bankshares’s qualified group (as defined in Section 1.368-1(d)(4)(ii) of the Regulations), in the aggregate, continue the historic business of Xenith or use a significant portion of Xenith’s historic business assets in a business, or (b) the foregoing activities are undertaken by a partnership in which (i) the members of First Bankshares’s qualified group, in the aggregate, own at least a 33 1/3 percent [capital and/or profits] interest in the partnership, or (ii) one or more members of First Bankshares’s qualified group has active and substantial management functions as a partner with respect to the partnership business and the members of such qualified group, in the aggregate, own at least a 20 percent [capital or profits] interest in the partnership. Under Section 1.368-1(d)(4)(ii) of the Regulations, a qualified group of a company is one or more chains of corporations connected through stock ownership with the Xenith, but only if the company owns directly stock meeting the control requirements of Code Section 368(c) in at least one other corporation, and stock meeting the requirements of Code Section 368(c) in each of the corporations (except the company) is owned directly or indirectly by one of the other corporations. A company will meet the control requirements of Code Section 368(c) with respect to another corporation if the company owns stock in the corporation possessing at least 80% of the total combined voting power of all classes of stock entitled to vote and at least 80% of the total number of shares of all other classes of stock of such corporation.

9. There is no plan or intention on the part of First Bankshares to sell or otherwise dispose of the assets of Xenith acquired in connection with the Merger, except for dispositions made in the ordinary course of business.

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10. First Bankshares and the stockholders of the First Bankshares will pay their respective expenses, if any, incurred in connection with the Merger.

11. There is no intercorporate indebtedness existing between First Bankshares (or any of its subsidiaries) and Xenith (or any of its subsidiaries) that was issued, acquired or will be settled at a discount.

12. No two parties to the Merger are investment companies within the meaning of Code Sections 368(a)(2)(F)(iii) and (iv). The Code defines investment companies in Code Section 368(a)(2)(F)(iii) as “a regulated investment company, a real estate investment trust, or a corporation 50 percent or more of the value of whose total assets are stock and securities and 80 percent or more of the value of whose total assets are assets held for investment.” In making the 50-percent and 80-percent determinations under the preceding sentence, stock and securities in any subsidiary corporation shall be disregarded and the First Bankshares corporation shall be deemed to own its ratable share of the subsidiary’s assets, and a corporation shall be considered a subsidiary if the First Bankshares owns 50 percent or more of the combined voting power of all classes of stock entitled to vote, or 50 percent or more of the total value of shares of all classes of stock outstanding. In addition, in determining “total assets”, Code Section 368(a)(2)(F)(iv) excludes cash and cash items (including receivables), government securities, and assets acquired (through incurring indebtedness or otherwise) for purposes of being treated as diversified under Code Section 368(a)(2)(F)(ii) or for purposes of ceasing to be an investment company.

13. To the best knowledge of First Bankshares, Xenith is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Code Section 368(a)(3)(A). For purposes of the foregoing, a “Title 11 or similar case” means a case under Title 11 of the United States Code or a receivership, foreclosure or similar proceeding in a federal or state court.

14. At the Effective Time, the fair market value of the assets of the Xenith transferred to First Bankshares will equal or exceed the sum of the liabilities assumed by First Bankshares, plus the amount of liabilities, if any, to which the assets are subject.

15. No stock other than First Bankshares common stock will be issued in the Merger.

16. The payment of cash in lieu of fractional shares of First Bankshares Common Stock is solely for the purpose of avoiding the expense and inconvenience to First Bankshares of issuing fractional shares and does not represent separately bargained for consideration. The total cash consideration that will be paid in the transaction to the Xenith stockholders instead of issuing fractional shares of First Bankshares Common Stock will not exceed one percent of the total consideration that will be issued in the transaction to the Xenith stockholders in exchange for their shares of Xenith Common Stock. The fractional share interests of each Xenith stockholder will be aggregated, and (with the possible exception of Xenith Common Stock held in multiple accounts) no Xenith stockholder will receive cash in respect of fractional shares in an amount equal to or greater than the value of one full share of First Bankshares Common Stock.

17. None of the compensation received by any stockholder-employee of Xenith will be separate consideration for, or allocable to, any of their shares of Xenith Common Stock; none of the shares of First Bankshares Common Stock received by any stockholder-employee will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any stockholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s length for similar services.

18. The Merger will be reported for U.S. federal income tax purposes by First Bankshares as a “reorganization” within the meaning of Code Section 368(a).

19. First Bankshares will retain all records of the Merger that are required to be retained under Section 1.368-3 of the Regulations.

20. To the best knowledge of the management of First Bankshares and its subsidiaries, none of the representations contained in the representation letters provided by Xenith to Hunton & Williams LLP are untrue, incorrect or incomplete as of the date hereof or will be untrue, incorrect or incomplete at the Effective Time.

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21. The undersigned are authorized to make all the representations set forth herein on behalf of First Bankshares and its subsidiaries.

First Bankshares and its subsidiaries understand that Troutman Sanders LLP and Hunton & Williams, LLP have not undertaken to independently verify, and have not verified, the facts providing the basis of this letter nor have either been asked to do so. First Bankshares and its subsidiaries understand that Troutman Sanders LLP and Hunton & Williams, LLP will each rely on the statements and representations set forth herein in rendering their opinions pursuant to Sections 10.03(b) and 10.02(b) of the Merger Agreement, respectively, concerning certain of the United States federal income tax consequences of the Merger and hereby commit to inform them if, for any reason, any of the foregoing representations or statements ceases to be true prior to the Effective Time.

[The remainder of this page is left intentionally blank. Signature page to follow.]

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IN WITNESS WHEREOF, I have caused this representation letter to be executed on this     th day of May, 2009.

First Bankshares, Inc.

By:
Name:
Title:

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EXHIBIT F

FORM OF SENIOR EXECUTIVE OFFICER

EMPLOYMENT AGREEMENT

THIS AGREEMENT (“Agreement”) is made and entered into effective as of the             day of                     , 2009 (the “Effective Date”), by and between XENITH BANK, a Virginia banking corporation (the “Bank”), and                     (“Executive”).

W I T N E S S E T H:

WHEREAS, the Bank is a wholly-owned subsidiary of Xenith Bankshares, Inc., a Virginia corporation (the “Bank Holding Company”);

WHEREAS, the Board of Directors of the Bank considers the establishment and maintenance of highly competent and skilled management personnel for the Bank to be essential to protect and enhance its best interests, and desires to induce Executive to become and remain in the employ of the Bank, subject to this Agreement’s terms and conditions;

WHEREAS, Executive desires to become employed with and remain employed by the Bank, subject to the Agreement’s terms and conditions; and

WHEREAS, the parties agree that the provisions of this Agreement shall control with respect to the parties’ rights and obligations resulting from Executive’s employment with the Bank.

NOW, THEREFORE, for and in consideration of the Agreement’s mutual covenants, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Definitions. The following terms used in this Agreement shall have the following meanings:

(a)	“Base Salary” shall mean the annual compensation (excluding Incentive Compensation as defined in Agreement paragraph 1(f) and other benefits) payable or paid to Executive pursuant to Agreement paragraph 4(a).

(b)	“Change of Control” shall be deemed to have occurred on the earliest of the following dates:

(i)	The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, 50% or more of the outstanding common stock of the Bank Holding Company;

(ii)	The date the Bank Holding Company completes (X) a merger or consolidation of the Bank Holding Company with or into another corporation or other business entity (each, a “corporation”), regardless of whether the Bank Holding Company is the continuing or surviving corporation or pursuant to which any shares of common stock of the Bank Holding Company would be converted into cash, securities or other property of another corporation, other than a merger or consolidation of the Bank Holding Company in which the holders of the common stock immediately prior to the merger or consolidation continue to own immediately after the merger or consolidation at least 50% of the Bank Holding Company common stock, or if the Bank Holding Company is not the surviving corporation, the common stock (or other voting securities) of the surviving corporation; or (Y) a sale or other disposition of all or substantially all the assets of the Bank Holding Company; or

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(iii)	The date that Continuing Directors cease for any reason to constitute a majority of the Board of Directors of the Bank Holding Company. (The term “Continuing Director” means any member of the Board of Directors of the Bank Holding Company, while a member of such board and (a) who was a member of the Board of Directors of the Bank Holding Company on the Effective Date or (b) whose nomination for, or election to, the Board of Directors of the Bank Holding Company was recommended or approved by at least two-thirds of the members of the Board of Directors of the Bank Holding Company who are then Continuing Directors; provided, however, that no member of the Board of Directors of the Bank Holding Company whose initial assumption of office is in connection with an actual or threatened contest relating to the election of directors shall be deemed a Continuing Director.”

(For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

(c)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)	“Compensation Committee” shall mean the Bank Holding Company’s compensation committee.

(e)	“Disability” shall mean a condition for which benefits would be payable under any long-term disability insurance coverage (without regard to the application of any elimination period requirement) then provided to Executive by the Bank; or, if no such coverage is then being provided, the inability of Executive to perform the material aspects of Executive’s duties under this Agreement for a period of at least ninety (90) substantially consecutive days, as determined by an independent physician selected with the approval of the Bank and Executive.

(f)	“Event of Termination” shall mean the Bank’s termination of Executive’s employment under this Agreement for any reason other than Termination for Cause.

(g)	“Incentive Compensation” shall mean the compensation payable or paid to Executive pursuant to Agreement paragraph 4(b).

(h)	“Parachute Amount” shall have the same meaning as the term “parachute payment” defined in Section 280G(b)(2) of the Code and the regulations and rulings thereunder and, to the extent included in such definition, shall include all payments to Executive in the nature of compensation which are contingent on a change in ownership or effective control of the Bank, or in the ownership of a substantial portion of the assets of the Bank, including the accelerated vesting of any stock options granted to Executive.

(i)	“Termination for Cause” shall have the meaning provided in Agreement paragraph 7(a).

(j)	“Termination for Good Reason” shall mean Executive’s termination of Executive’s employment because the status, character, capacity, location, or circumstances of Executive’s employment as provided in paragraphs 2, 3, 4, 5 and 6 of this Agreement have been materially and adversely altered by the Bank, whether by (i) any material breach of this Agreement by the Bank (including the failure of the Bank to comply with paragraphs 2, 3, 4, 5 and 6 of this Agreement); (ii) any material and adverse change in the title, reporting relationship(s), responsibilities or perquisites of Executive; (iii) any assignment of duties materially and adversely inconsistent with Executive’s position and duties described in this Agreement; or (iv) the failure of the Bank to assign this Agreement to a successor in interest or the failure of the successor in interest to explicitly assume and agree to be bound by this Agreement.

2.

Employment. The Bank agrees to employ Executive, and Executive agrees to accept such employment, as [insert title] of the Bank, for the period stated in Agreement paragraph 3(a) (unless earlier terminated as set forth in this Agreement) and upon the other Agreement terms and conditions. Executive agrees to perform

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faithfully such services that are reasonably consistent with his position and that the Bank’s board of directors assigns to him from time to time. At all times, Executive shall manage and conduct the business of the Bank in accordance with the policies established by the Bank’s board of directors and in compliance with applicable laws and regulations promulgated by governing regulatory agencies or authorities. Responsibility for the supervision of Executive shall rest with the board of directors of the Bank, which shall review Executive’s performance at least annually. The Bank’s board of directors shall also have the authority to terminate Executive, with the approval of the Bank Holding Company’s board of directors and subject to the provisions outlined in Agreement paragraphs 6 and 7.

3.	Term and Duties

(a)	Term of Employment. This Agreement and the period of Executive’s employment under this Agreement shall be deemed to have commenced as of the Effective Date and shall continue for a period of [ ] full calendar months thereafter (the “Initial Employment Term”), unless earlier terminated pursuant to Agreement paragraph 7 or unless Executive dies before the end of such [ ] months, in which case the period of employment shall be deemed to continue until the end of the month of such death. On each anniversary of the Effective Date, this Agreement and Executive’s term of employment (subject to the terms of this Agreement) shall be extended for an additional twelve (12) month period, unless Executive or the Bank gives written notice to the other, at least sixty (60) days before the applicable anniversary of the Effective Date, that Executive’s term of employment under this Agreement shall not be extended. If written notice is timely provided, this Agreement and the period of Executive’s employment under this Agreement shall expire at the conclusion of the Initial Employment Term or such twelve month extension, as applicable. Any extension of Executive’s term of employment as set forth above shall not extend the “Initial Employment Term” as that term is used in this Agreement.

(b)	Performance of Duties. During the period of employment under this Agreement, except for periods of illness, disability, reasonable vacation periods, and reasonable leaves of absence, all subject to policies generally applicable to senior executives, Executive shall devote substantially all of his business time, attention, skill, and efforts to the faithful performance of his Agreement duties. Executive shall be eligible to participate as a member in community, civic, religious, or similar organizations, and may pursue personal investments which do not present any material conflict of interest with the Bank (except with prior written approval by the board of directors), or unfavorably affect the performance of Executive’s duties pursuant to this Agreement. In addition, Executive shall be entitled to serve as a member of the boards of directors/trustees identified in Exhibit “A” attached to this Agreement and made a part hereof and as a member of the boards of directors/trustees of such other public and/or private companies as the Bank shall pre-approve in writing.

(c)	Office of Executive. The office of Executive shall be located at the Bank’s office in [ ], Virginia, or at such other location within [ ] miles of such office as the Bank may from time to time designate.

(d)	No Other Agreement. Executive shall have no employment contract or other written or oral agreement concerning employment with any organization, entity or person other than the Bank during the term of his employment under this Agreement, except for such arrangements as the Bank shall pre-approve in writing.

(e)	Resignation from the Board of Directors (if applicable). If Executive’s employment with the Bank is terminated for any reason, or if Executive resigns from his employment for any reason, then Executive agrees that he shall tender his resignation, to the extent applicable, from the board of directors of the Bank, the Bank Holding Company’s board of directors and any other company affiliated with the Bank on which Executive serves as a director at the time of his employment termination or resignation. The decision whether to accept such resignation shall be within the sole discretion of the board of directors of the Bank, the Bank Holding Company’s board of directors and any other such affiliated company, as applicable.

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4.	Compensation.

(a)	Salary. Subject to the provisions of Agreement paragraphs 6 and 7, the Bank shall pay Executive, as compensation for serving as the [ ] of the Bank, an initial Base Salary of [$ ] per year; such initial Base Salary, or any increased Base Salary, shall be payable in substantially equal installments in accordance with the Bank’s normal pay practices, but not less frequently than monthly. Executive’s Base Salary and any Incentive Compensation (as defined in Agreement paragraph 4(b)) shall be reviewed and approved at least annually by the Bank’s President and Chief Executive Officer (the “CEO”), in consultation with the Compensation Committee.[3] The CEO may adjust the Executive’s Base Salary to reflect Executive’s performance with the approval of the Compensation Committee.

(b)	Incentive Compensation. During the term of Executive’s employment under this Agreement, subject to any approval required by applicable laws and governing regulatory agencies or authorities, and in addition to Executive’s Base Salary, Executive shall be eligible to receive such additional Incentive Compensation as may be awarded from time to time, by the CEO in his discretion with the approval of the Compensation Committee. It is understood that any such Incentive Compensation to be awarded to Executive shall be based on the Bank’s attainment of certain performance goals established by the CEO. During the first quarter of each fiscal year, the CEO will establish target performance criteria to determine the amount of Executive’s Incentive Compensation for that fiscal year. Upon Executive’s achievement of any performance goals which the Bank’s board of directors may have established in consultation with the Compensation Committee, Executive shall be eligible to receive annual Incentive Compensation, provided that the asset quality, management, liquidity or interest rate sensitivity of the Bank shall not be “less than satisfactory.” The Bank’s board of directors will, in its sole discretion, determine whether the asset quality, management, liquidity or interest rate sensitivity of the Bank is “less than satisfactory.” Any Incentive Compensation earned by Executive shall be paid on or before the fifteenth day of the third calendar month following the end of the fiscal year of the Bank in which the Incentive Compensation is earned. Notwithstanding anything contained in this Agreement to the contrary, any increase to Executive’s Base Salary and any Incentive Compensation paid to Executive shall be (i) in compliance with applicable regulations, pronouncements, directives, or orders issued or promulgated by any governing regulatory agency or authority and with any agreements by and between the Bank and such regulatory agencies or authorities, (ii) consistent with the safe and sound operation of the Bank, and (iii) closely monitored by the CEO, the Bank’s board of directors and the Compensation Committee.

(c)	Intentionally Omitted

(d)	Stock Option Grant. As soon as practicable after the Effective Date of this Agreement, Executive shall be granted the option to purchase a number of shares of the Bank Holding Company’s common stock at least equal to the lesser of (i) a number of shares equal to [ ] percent [ %] of the number of shares of such common stock outstanding at the date of such determination (on a fully-diluted basis), or (ii) [ ] shares of such common stock, subject to the terms of (A) Xenith Corporation’s 2009 Stock Incentive Plan, if Executive was formerly employed by Xenith Corporation, and (B) the Bank Holding Company’s 2009 Stock Incentive Plan in all other cases. Additionally, as soon as practicable after the Bank shall have attained “annual profitability,” Executive shall be granted the option to purchase the lesser of (i) a number of shares equal to [ ] percent [ %] of the number of shares of the Bank Holding Company’s common stock issued and outstanding at the date of such determination (on a fully-diluted basis), or (ii) [ ] shares of the Bank Holding Company’s common stock, provided that such annual profitability shall have been attained on or before the third anniversary of the Effective Date of this Agreement and provided further that such option shall be subject to the terms contained in the Bank Holding Company’s 2009 Stock Incentive Plan. For purposes of this Agreement paragraph 4(d), “annual profitability” shall have been attained in that month in which the Bank shall have achieved pre-tax

[3]	In the case of the CEO’s Employment Agreement, Base Salary and Incentive Compensation will be reviewed and approved at least annually by the Compensation Committee. The CEO’s Employment Agreement will make references to the Compensation Committee, where appropriate, throughout the form of his Employment Agreement.

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profitability in accordance with Generally Accepted Accounting Principles (“GAAP”) after giving effect to the costs of all options granted as provided for under SFAS 123R during the trailing twelve (12) months, as determined by its board of directors. All stock options to be granted under this Agreement paragraph 4(d) shall (i) be granted at a price equal to the fair market value of the Bank Holding Company’s common stock on the date of grant, (ii) vest in three (3) equal installments on each anniversary of the date of grant, and (iii) become 100% vested upon a termination of Executive’s employment as a result of an Event of Termination or a Termination for Good Reason.

(e)	Intentionally Omitted.

(f)	Reimbursement of Expenses; Provision of Business Development Expenses. The Bank shall pay or reimburse Executive for all reasonable travel and other expenses incurred by Executive in the performance of his obligations and duties under this Agreement, as provided in the Bank’ policies and procedures, in effect from time to time. In addition, the Bank believes that its best interests will be more fully served if Executive maintains active membership in appropriate professional associations. Accordingly, upon prior approval of the CEO, the Bank shall also reimburse Executive for the reasonable dues and business-related expenditures associated with Executive’s membership(s) in such professional organizations as the CEO determines are appropriate and commensurate with Executive’s position. The Bank shall also pay or reimburse Executive for all reasonable business-related expenses, including entertainment, at social clubs of which Executive may be a member, but Executive shall not be entitled to payment or reimbursement of membership dues or monthly minimums imposed by any such social clubs. Any reimbursement of such expenses shall be made by the time period required by the Bank’s regular policies and procedures in effect at the time the Executive incurs the reimbursable expense but not later than the last day of the calendar year following the calendar year in which Executive incurs the expense.

5.	Participation in Benefit Plans.

(a)	Incentive, Savings, and Retirement Plans. During the term of Executive’s employment under this Agreement, Executive shall be entitled to participate in all incentive, stock option, stock appreciation, restricted stock, savings, and retirement plans, practices, policies, and programs adopted by the Bank or the Bank Holding Company’s board of directors to the extent applicable generally to senior executive officers of the Bank, on the same basis as such other senior executive officers, unless otherwise prohibited by the terms of such plans.

(b)	Health and Welfare Benefit Plans. During the term of Executive’s employment under this Agreement, Executive and/or Executive’s family, as the case may be, shall be eligible for participation in and shall receive all benefits under any health and welfare benefit plans, practices, policies and programs adopted by the board of directors of the Bank or the Bank Holding Company to the extent applicable generally to senior executive officers of the Bank and subject to the terms, conditions, and eligibility requirements therefore from time to time.

(c)	Vacation and Sick Leave. Executive shall be entitled, without loss of pay, to be voluntarily absent from work or the performance of his work duties under this Agreement as recited below, all voluntary absences to count as vacation time, provided that:

(i)	Executive shall be entitled to an annual vacation in accordance with the policies that the board of directors of the Bank periodically establishes for senior management employees of the Bank in consultation with the Compensation Committee.

(ii)	Executive shall not receive any additional compensation from the Bank on account of his failure to take a vacation, and Executive shall not accumulate unused vacation from one fiscal year to the next, except as authorized by the Bank’s board of directors in consultation with the Bank Holding Company’s compensation committee.

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(iii)	In addition to paid vacations under this Agreement, Executive shall be entitled, without loss of pay, to be voluntarily absent from work under this Agreement for such additional periods of time and for such valid and legitimate reasons as the board of directors of the Bank may in its discretion approve in consultation with the Compensation Committee. It is also provided that the board of directors of the Bank may grant to Executive a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as the board of directors of the Bank in its discretion determines in consultation with the Compensation Committee.

(iv)	Executive shall be further entitled to an annual sick leave benefit as may be established by the board of directors of the Bank in consultation with the Compensation Committee.

6.	Benefits Payable Upon Disability.

(a)	Disability Benefits. In the event of the Disability of Executive, Executive shall be placed on a paid leave of absence and the Bank shall continue to pay Executive 100% of Executive’s then current Base Salary pursuant to paragraph 4(a) during the first twelve (12) months of a substantially continuous period of Disability. It is provided, however, that in the event Executive is disabled for a substantially continuous period exceeding twelve (12) months, the Bank may, at its election, terminate this Agreement, in which event payment of Executive’s Base Salary shall cease.

(b)	Disability Benefit Offset. Any amounts payable under Agreement paragraph 6(a) shall be reduced by any amounts paid to Executive under any other disability program or policy of insurance maintained by the Bank.

7.	Payments to Executive Upon Termination of Employment. The CEO, with the approval of the Bank’s board of directors, may terminate Executive’s employment under this Agreement at any time, but any termination other than Termination for Cause shall not prejudice Executive’s right to compensation or other benefits under this Agreement. Executive may voluntarily terminate his employment under this Agreement. The rights and obligations of the Bank and Executive in the event of employment termination are set forth in this Agreement paragraph 7 as follows:

(a)	Termination for Cause. Executive shall have no right to compensation or other benefits (except for vested benefits under any employee benefit plan) for any period after a Termination for Cause. For purposes of this Agreement, Termination for Cause shall be determined by the CEO, in the reasonable exercise of his discretion and acting in good faith, in accordance with this sub-paragraph and subject to the approval of the Bank’s board of directors. Termination for Cause is a termination of Executive’s employment as a result of Executive’s personal dishonesty, willful or reckless misconduct, willful or reckless breach of fiduciary duties; intentional failure to perform stated duties; willful or reckless violation of any law, rule, or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order or other formal administrative action entered into by or imposed on the Bank; the regulatory suspension or removal of Executive as defined in Agreement paragraphs 8(a) and 8(b); Executive’s failure to follow reasonable written instructions of the CEO or the board of directors of the Bank; or Executive’s material breach of any provision of this Agreement. The termination of Executive’s employment shall not be deemed to be a Termination for Cause unless and until there shall have been delivered to Executive a copy of a resolution duly adopted in good faith by the affirmative vote of not less than two-thirds of the membership of the Bank’s board of directors (other than Executive and any other employees who serve on such board of directors) at a meeting of such board called and held for such purpose (after at least thirty (30) days prior written notice of such meeting and Executive’s alleged improper conduct is provided to Executive and Executive is given an opportunity to be heard before such board), finding that, in the good faith opinion of such board of directors, Executive is guilty of the conduct described as Termination for Cause and specifying in reasonable detail the grounds for its decision, and further that the specified conduct remains uncured or, in the case of a suspension, removal or formal administrative action, was not capable of cure. The CEO, in his discretion, with the approval of the Bank’s board of directors, may suspend Executive, with pay, for all or any portion of the period of time from the delivery of the notice described in this Agreement paragraph 7(a) until the effective time of the Termination for Cause.

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(b)

Event of Termination Without Change of Control. Upon the occurrence of an Event of Termination, other than in connection with a Change of Control as provided in Agreement paragraph 7(c), the Bank shall pay to Executive, or in the event of his subsequent death, to his designated beneficiary or beneficiaries, or to his estate, as the case may be, as liquidated damages, in lieu of all other claims, a severance payment equal to Executive’s Total Compensation (defined in this Agreement as the sum of (i) any Incentive Compensation paid to Executive during the twelve (12) months preceding termination of employment under this Agreement plus (ii) the greater of one year of the then current Base Salary or the then current Base Salary which would have been payable over the remaining balance of the Initial Employment Term. Subject to the provisions in Agreement paragraph 7(e), the then current Base Salary component of said severance payment shall be paid in twelve (12) equal monthly installments beginning thirty (30) days following the Event of Termination and any Incentive Compensation component of such severance payment shall be paid in a lump sum on the first day of the seventh (7th) month following the Event of Termination. In addition, all outstanding options to purchase Bank Holding Company common stock granted under this Agreement shall become 100% vested in accordance with Agreement paragraph 4(d). In addition, during the period that Executive and his eligible dependents are entitled to continued health plan coverage under Section 4980B of the Code (“COBRA”), the Bank shall reimburse Executive, on a monthly basis, the amount paid by Executive for the COBRA health plan coverage of Executive and his eligible dependents. If Executive’s right to COBRA health plan coverage ends before second anniversary of the Event of Termination, then the Bank shall make a cash payment to Executive, on a monthly basis, equal to the COBRA premium for the type and level of coverage provided to Executive and his eligible dependents immediately before the cessation of COBRA coverage. The monthly cash payment shall be payable during the period beginning with the month following the termination of Executive’s COBRA coverage and ending with the twenty-fourth (24th) month following the Event of Termination. The Bank’s obligation to provide the severance payments, reimbursement of COBRA premiums and other payments described in this Agreement paragraph 7(b) is subject to the condition that Executive shall execute a full release and waiver (substantially similar to the Release and Waiver attached hereto as Exhibit “B” and made a part of this Agreement) of all known or unknown claims or causes of action Executive has, had, or may have against the Bank, the Bank Holding Company and their respective affiliates. The execution of the Release and Waiver is a precondition to the receipt of the severance payment described in this Agreement paragraph 7(b). The Release and Waiver shall be provided to the Executive on or before the Event of Termination and shall be executed and returned to the Bank within twenty-five (25) days after the Release and Waiver is provided to the Executive.

(c)

Event of Termination or Termination for Good Reason in Connection With a Change of Control. If, during the term of Executive’s employment under this Agreement and within one year immediately following a Change of Control or within six months immediately prior to such Change of Control, Executive’s employment with the Bank under this Agreement is terminated by an Event of Termination or a Termination for Good Reason, then the Bank shall pay to Executive, or in the event of his subsequent death, to his designated beneficiary or beneficiaries, or to his estate, as the case may be, as liquidated damages, in lieu of all other claims, a severance payment (subject to adjustment as provided below) equal to [            ] times Executive’s Total Compensation. Subject to the provisions in Agreement paragraph 7(e), the then current Base Salary component of such severance payment shall be paid in twelve (12) equal monthly installments beginning thirty (30) days following the Event of Termination, and any Incentive Compensation component of such severance payment shall be paid in a lump sum on the first day of the seventh (7th) month following the Event of Termination. In addition, all outstanding options to purchase Bank Holding Company common stock granted under this Agreement shall become 100% vested in accordance with Agreement paragraph 4(d). In addition, during the period that Executive and his eligible dependents are entitled to continued health plan coverage under COBRA, the Bank shall reimburse Executive, on a monthly basis, the amount paid by Executive for the COBRA health plan coverage of Executive and his eligible dependents. If Executive’s right to COBRA health plan coverage ends before second anniversary of the Event of Termination, then the Bank shall make a cash payment to Executive, on a monthly basis, equal to the COBRA premium for the type and level of coverage provided to Executive and his eligible dependents immediately before the cessation of COBRA coverage. The monthly cash payment shall be payable during the period beginning with the month following the termination of Executive’s COBRA coverage and ending with the twenty-fourth (24th) month following the Event of Termination. The Bank’s obligation to provide the severance payment, reimbursement of COBRA

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premiums and other payments described in this Agreement paragraph 7(c) is subject to the condition that Executive shall execute a full release and waiver (substantially similar to the Release and Waiver attached hereto as Exhibit “B” and made a part of this Agreement) of all known or unknown claims or causes of action Executive has, had, or may have against the Bank, the Bank Holding Company and their respective affiliates. The execution of the Release and Waiver is a precondition to the receipt of the severance payment described in this Agreement paragraph 7(c). The Release and Waiver shall be provided to Executive on or before the Event of Termination and shall be executed and returned to the Bank within twenty-five (25) days after the Release and Waiver is provided to Executive.

(d)

Termination for Good Reason. If, during the term of Executive’s employment with the Bank under this Agreement is terminated upon the occurrence of a Termination for Good Reason event, other than in connection with a Change of Control as provided in Agreement paragraph 7(c), then the Bank shall pay to Executive, or in the event of his subsequent death, his designated beneficiary or beneficiaries, or his estate, as the case may be, as liquidated damages, in lieu of all other claims, a severance payment equal to [            ] times Executive’s Total Compensation paid to Executive. Subject to the provisions in Agreement paragraph 7(e), the then current Base Salary component of such severance payment shall be paid in twelve (12) equal monthly installments beginning thirty (30) days following the date of such termination and any Incentive Compensation component of such severance payment shall be paid in a lump sum on the first day of the seventh (7th) month following the date of such termination. In addition, all outstanding options to purchase Bank Holding Company common stock granted under this Agreement shall become 100% vested in accordance with Agreement paragraph 4(d). In addition, during the period that Executive and his eligible dependents are entitled to continued health plan coverage under COBRA, the Bank shall reimburse Executive, on a monthly basis, the amount paid by Executive for the COBRA health plan coverage of Executive and his eligible dependents. If Executive’s right to COBRA health plan coverage ends before second anniversary of the Event of Termination, then the Bank shall make a cash payment to Executive, on a monthly basis, equal to the COBRA premium for the type and level of coverage provided to Executive and his eligible dependents immediately before the cessation of COBRA coverage. The monthly cash payment shall be payable during the period beginning with the month following the termination of Executive’s COBRA coverage and ending with the twenty-fourth (24th) month following the Event of Termination. The Bank’s obligation to provide the severance payment, reimbursement of COBRA premiums and other payments described in this Agreement paragraph 7(d) is subject to the condition that Executive shall execute a full release and waiver (substantially similar to the Release and Waiver attached hereto as Exhibit “B” and made a part of this Agreement) of all known or unknown claims or causes of action Executive has, had, or may have against the Bank, the Bank Holding Company and their respective affiliates. The execution of the Release and Waiver is a precondition to the receipt of the severance payment described in this Agreement paragraph 7(d). The Release and Waiver shall be provided to Executive on or before the date of such termination and shall be executed and returned to the Bank within twenty-five (25) days after the Release and Waiver is provided to Executive.

(e)

409A Limits on Payments. Executive and the Bank intend for all payments under this Agreement to be either outside the scope of Section 409A of the Code or to comply with its requirements as to timing of payments. Accordingly, to the extent applicable, this Agreement shall at all times be operated in accordance with the requirements of Section 409A of the Code, as amended, and the regulations and rulings thereunder, including any applicable transition rules (“Section 409A”). To the extent required by Section 409A, payments or benefits under this Agreement that are to be paid upon Executive’s termination of employment shall be paid to Executive at the time that Executive has experienced a “separation from service” (as defined in Section 409A) from the Bank. A separation from service shall not occur under Section 409A unless Executive has completely severed his employment or contractor relationship with the Bank or Executive has permanently decreased his services (via his employment relationship or his consulting relationship) to 20% or less of the average level of bona fide services over the immediately preceding 36 month period (or the full period if Executive has been providing services for less than 36 months). A leave of absence shall only trigger a termination of employment that constitutes a separation from service at the time required under Section 409A. The Bank shall have authority to take action, or refrain from taking any action, with respect to the payments and benefits under this Agreement that is reasonably necessary to comply with Section 409A. Specifically, the Bank shall have the authority to delay the commencement of payments to Executive if Executive is considered a “specified employee” under

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Section 409A, but only to the extent such delay is mandated by the provisions of Section 409A. Any payment that is delayed pursuant to this Agreement paragraph 7(e) shall be paid to Executive at the earliest date permitted under Section 409A; provided, however, if Executive wishes to receive any benefit before the time permitted under Section 409A of the Code, then to the extent necessary to comply with Section 409A, Executive shall pay the full cost of such benefit and the Bank shall reimburse Executive for all such costs at the earliest date permitted under Section 409A. Should Executive be assessed any additional income tax, excise tax, penalty or interest as a result of any payment in violation of Section 409A, the Bank shall pay all such assessed taxes resulting from such violation, but shall not pay any taxes assessed against Executive as a result of any payment that would have been due by Executive if no violation of Section 409A had occurred.

(f)	280G Limits on Payments

(i)	Except as provided below, no payments described herein or under any other agreement, plan or arrangement as to which Section 280G of the Code (“Section 280G”) applies shall exceed the amount permitted by that Section. Therefore, with respect to any such payment only, if the aggregate present value (determined as of the date of the Change of Control in accordance with the provisions of Section 280G or any successor thereof and the regulations and rulings thereunder) of the Parachute Amount would result in an excess parachute payment (as determined under Section 280G), then the Parachute Amount shall not be greater than an amount equal to 2.99 multiplied by Executive’s base amount (as determined under Section 280G) for the base period (as determined under Section 280G) (the “Capped Amount”). In the event the Parachute Amount is required to be reduced pursuant to this subparagraph, the payments under this Agreement that are included in the Parachute Amount shall be reduced in the following order of priority: (i) first from cash compensation, (ii) next from equity compensation, then (iii) pro-rata among all remaining payments; provided, however, that payments that are not subject to Section 409A shall be reduced before any payments that are subject to Section 409A are reduced.

(ii)	Notwithstanding sub-paragraph (i) above, Executive’s Parachute Amount shall not be limited to the Capped Amount if it is determined that Executive would receive greater after-tax proceeds from the Parachute Amount (i.e., after Executive’s payment of all taxes imposed on all of the Parachute Amount) than he would if such reduction were made.

(iii)	Should Executive be assessed any excise tax as a result of any payment of the Parachute Amount under sub-paragraph (i) above (but not under sub-paragraph (ii)), the Bank shall pay all such assessed excise taxes, and any income taxes and additional excise taxes resulting from the payment of such excise taxes, but shall pay no other taxes assessed against Executive as a result of the payment of the Parachute Amount.

(iv)	The calculation of the Parachute Amount and Capped Amount and all other determinations relating to the applicability of Section 280G to the payments made to Executive by the Bank shall be made by an independent public accounting firm selected and paid for by the Bank.

(g)	Voluntary Termination of Employment. Executive shall have no right to compensation or other benefits under this Agreement for any period following the voluntary termination of Executive’s employment, except as provided in Agreement paragraphs 7(c) and 7(d) for a termination for Good Reason.

8.	Regulatory Suspension.

(a)

If Executive is suspended and/or temporarily prohibited from participating in the conduct of the affairs of the Bank by a notice served under Sections 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. § 1818(e)(3) or (g)(1), the obligations of the Bank under this Agreement shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank, subject to any bar or prohibition arising from any applicable law or regulation, shall

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(i) pay Executive the compensation withheld while its contract obligations were suspended and (ii) reinstate in whole or in part any of its obligations which were suspended; provided, however, that the Bank’s obligation to pay or reinstate as set forth herein shall not exceed one year of compensation or other obligations, shall be reduced by the amount of any compensation received by Executive from any source during the period of suspension. Vested rights of Executive shall not otherwise be affected.

(b)	If Executive is removed and/or permanently prohibited from participating in the conduct of the affairs of the Bank by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. § 1818(e)(4) or (g)(1), all obligations of the Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties hereto shall not be affected.

9.	Protective Covenants. Executive shall abide by and be bound by the following Protective Covenants:

(a)	Confidential Information and Trade Secrets. During Executive’s employment, the parties acknowledge that the Bank shall disclose, or have already disclosed, to Executive for use in Executive’s employment, and that Executive will be provided access to and otherwise make use of, acquire, create, or add to certain valuable, unique, proprietary, and secret information of the Bank and the Bank Holding Company (whether tangible or intangible and whether or not electronically kept or stored), including financial statements, drawings, designs, manuals, business plans, processes, procedures, formulas, inventions, pricing policies, customer and prospect lists and contacts, contracts, sources and identity of vendors and contractors, financial information of customers of the Bank and the Bank Holding Company, and other proprietary documents, materials, or information indigenous to the Bank or the Bank Holding Company, relating to their respective businesses and activities, or the manner in which the Bank or the Bank Holding Company does business, which is valuable to the Bank and the Bank Holding Company in conducting their business because the information is kept confidential and is not generally known to the Bank’s or the Bank Holding Company’s competitors or to the general public (“Confidential Information”). Confidential Information does not include information generally known or easily obtained from public sources or public records, unless Executive causes the Confidential Information to become generally known or easily obtained from public sources or public records.

To the extent that the Confidential Information rises to the level of a trade secret under applicable law, then Executive shall, during Executive’s employment and for so long as the Confidential Information remains a trade secret under applicable law (or for the maximum period of time otherwise allowed by applicable law) (i) protect and maintain the confidentiality of such trade secrets and (ii) refrain from disclosing, copying, or using any such trade secrets without the Bank’s prior written consent, except as necessary in Executive's performance of Executive’s duties while employed with the Bank.

To the extent that the Confidential Information defined above does not rise to the level of a trade secret under applicable law, Executive shall, during Executive’s employment and for a period of one year following any voluntary or involuntary termination of employment (whether by the Bank or Executive), (i) protect and maintain the confidentiality of the Confidential Information and (ii) refrain from disclosing, copying, or using any Confidential Information without the Bank’s prior written consent, except as necessary in Executive's performance of Executive’s duties while employed with the Bank.

(b)	Return of Property of the Bank. Upon any voluntary or involuntary termination of Executive’s employment (or at any time upon request of the Bank), Executive agrees to immediately return to the Bank all property of the Bank or the Bank Holding Company (including, without limitation, all documents, electronic files, records, computer disks or other tangible or intangible things that may or may not relate to or otherwise comprise Confidential Information or trade secrets, as defined by applicable law) that Executive created, used, possessed or maintained while working for the Bank from whatever source and whenever created, including all reproductions or excerpts thereof. This provision does not apply to purely personal documents of Executive, but it does apply to business calendars, Rolodexes, customer lists, contact sheets, computer programs, disks and their contents and like information that may contain some personal matters of Executive. Executive acknowledges that title to all such property is vested in the Bank or the Bank Holding Company, as applicable.

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(c)	Non-Diversion of Business Opportunity. During Executive’s employment with the Bank and consistent with Executive’s duties and fiduciary obligations to the Bank, Executive shall (i) disclose to the Bank any business opportunity that comes to Executive’s attention during Executive’s employment with the Bank and that relates to the business of the Bank or otherwise arises as a result of Executive’s employment with the Bank and (ii) not take advantage of or otherwise divert any such opportunity for Executive’s own benefit or that of any other person or entity without prior written consent of the Bank.

(d)	Non-Solicitation of Customers. During Executive’s employment and for a period of twelve (12) months following any employment termination pursuant to Agreement paragraphs 7(a), (b), (c), (d), or (g), Executive agrees not to, directly or indirectly, contact, solicit, divert, appropriate, or call upon, with the intent of doing business with, the customers or clients of the Bank with whom Executive has had material contact during the last year of Executive’s employment with the Bank, including prospects of the Bank with whom Executive had such contact during said last year of Executive’s employment, if the purpose of such activity is either (i) to solicit such customers or clients or prospective customers or clients for a Competitive Business as herein defined (including, without limitation, any Competitive Business started by Executive) or (ii) to otherwise encourage any such customer or client to discontinue, reduce, or adversely alter the amount of its business with the Bank. Executive acknowledges that, due to Executive’s relationship with the Bank, Executive will develop, or has developed, special contacts and relationships with the Bank’s clients and prospects, and that it would be unfair and harmful to the Bank if Executive took advantage of these relationships in a Competitive Business.

A “Competitive Business”, as defined in this Agreement, is an enterprise that is in the business of offering banking products and/or services, which services and/or products are similar or substantially identical to those offered by the Bank during Executive’s employment with the Bank.

(e)	Non-Piracy of Employees. During Executive’s employment and for a period of twelve (12) months following any termination pursuant to Agreement paragraphs 7(a), (b), (c), (d), or (g), Executive covenants and agrees that Executive shall otherwise assist anyone in soliciting, recruiting, or hiring, any employee or independent contractor (which shall not include non-exclusive outside vendors) of the Bank, the Bank Holding Company or any other affiliate of the Bank who performed work for the Bank, the Bank Holding Company or any such affiliate within the last six (6) months of Executive’s employment with the Bank or any such affiliate or who was otherwise engaged or employed with the Bank at the time of said termination of employment of Executive or (ii) otherwise encourage, solicit, or support any such employees or independent contractors to leave their employment or engagement with the Bank, the Bank Holding Company or any such affiliate, in either case until such employee or contractor has been terminated or separated from the Bank, the Bank Holding Company or any such affiliate for at least twelve (12) months.

(f)	Non-Compete. During Executive’s employment and for a period of twelve (12) months following any employment termination pursuant to Agreement paragraphs 7(a), (b), (c), (d), or (g), Executive agrees not to, directly or indirectly, compete with the Bank, the Bank Holding Company or any other affiliate of the Bank, as an officer, director, member, principal, partner, shareholder (other than a shareholder in a company that is publicly traded and so long as such ownership is less than five percent), owner, manager, supervisor, administrator, employee, consultant, or independent contractor, by working in the Territory (as defined herein) for or as a “Competitive Business” (as defined above) in the Territory (as defined herein), in a capacity identical or substantially similar to the capacity in which Executive served at the Bank. The “Territory” shall be defined as the Commonwealth of Virginia. Executive acknowledges that the Bank and the Bank Holding Company conducts its business within the Territory, that Executive will perform services for and on behalf of the Bank within the Territory, and that this paragraph 9(f) (and the Territory) is a reasonable limitation on Executive’s ability to compete with the Bank.

(g)	Acknowledgment. It is understood and agreed by Executive that the parties have attempted to limit his right to compete only to the extent necessary to protect the Bank and the Bank Holding Company from unfair competition and that the terms and provisions of this paragraph 9 are not intended to restrict Executive in the exercise of his skills or the use of knowledge or information that does not rise to the level of a trade secret under applicable law or Confidential Information of the Bank (to which trade secrets and Confidential Information Executive has had and/or will have access and has made and/or will make use of during employment with the Bank).

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It is acknowledged that the purpose of these covenants and promises is (and that they are necessary) to protect the Bank’s legitimate business interests, to protect the Bank’s investment in the overall development of its business and the good will of its customers, and to protect and retain (and to prevent Executive from unfairly and to the detriment of the Bank utilizing or taking advantage of) such business trade secrets and Confidential Information of the Bank and those substantial contacts and relationships (including those with customers and employees of the Bank) which Executive established due to his employment with the Bank.

This Agreement is not intended to preclude Executive’s opportunity to engage in or otherwise pursue occupations in any unrelated or non-competitive field of endeavor, or to engage in or otherwise pursue directly competitive endeavors so long as they meet the requirements of this Agreement. Executive represents that his experience and abilities are such that existence or enforcement of these covenants and promises will not prevent Executive from earning or pursuing an adequate livelihood and will not cause an undue burden to Executive or his family.

Executive acknowledges that these covenants and promises (and their respective time, geographic, and/or activity limitations) are reasonable and that such limitations are no greater than necessary to protect said legitimate business interests in light of Executive’s position with the Bank and the Bank’s business, and Executive agrees to strictly abide by the terms hereof.

10.	Source of Payments. All payments provided in Agreement paragraphs 4 , 6, and 7 shall be paid in cash from the general funds of the Bank, or its successors in interest, as provided herein; and no special or separate fund shall be established by the Bank, and no other segregation of assets shall be made to assure payment. Executive shall have no right, title, or interest in or to any investments which the Bank may make to meet its payment obligations.

11.	Injunctive Relief/Arbitration. The Bank or Executive shall have the right to apply to any court of competent jurisdiction for injunctive relief with respect to the enforcement of the covenants and agreements set forth in Agreement paragraph 9. This remedy shall be in addition to, and not in limitation of, any other rights or remedies to which the Bank or Executive are or may be entitled at law or in equity respecting this Agreement. All other disputes or claims for relief arising from or related to this Agreement, Executive’s employment with the Bank, or the termination of Executive’s employment with the Bank, or as to arbitrability shall be brought and resolved in binding arbitration before the American Arbitration Association. The arbitration shall be conducted under the AAA National Rules for the Resolution of Employment Disputes. The Bank and Executive agree that the arbitration will be conducted in Richmond, Virginia. Judgment upon any award rendered by the arbitrator may be entered only in the Circuit Court for the City of Richmond, Virginia, or in the U.S. District Court for the Eastern District of Virginia (Richmond Division).

12.	Attorneys’ Fees. In the event any party hereto is required to engage in legal action, whether before a court of competent jurisdiction or before the American Arbitration Association, against any other party hereto, either as plaintiff or defendant, in order to enforce or defend any of its or his rights under this Agreement, the parties shall bear their own respective legal fees and expenses in connection therewith. However, if following a Change of Control Executive must bring a claim to enforce Executive’s rights, and such claim results in payments to Executive, then whether or not reduced to a final judgment, Executive shall be reimbursed for reasonable legal fees incurred.

13.	No Duty to Mitigate. In no event shall Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Executive under any provisions of this Agreement and such amounts shall not be reduced regardless of whether Executive obtains other employment.

14.	Federal Income Tax Withholding. The Bank may withhold from any benefits payable under this Agreement all federal, state, city, or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

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15.	Effect of Prior Agreements. This Agreement constitutes the entire agreement between the parties concerning the subject matter of this Agreement. No oral statements or prior written material not specifically incorporated in this Agreement shall be of any force and effect, and no changes in or additions to this Agreement shall be recognized, unless incorporated in this Agreement by written amendment, such amendment to become effective on the date stipulated in it. Executive acknowledges and represents that, in executing this Agreement, he did not rely, and has not relied, on any communications, promises, statements, inducements, or representation(s), oral or written, by the Bank or any of its officers, directors, attorneys, agents, or representatives, except as expressly contained in this Agreement. This Agreement supersedes any prior employment agreement and any contemporaneous oral agreement or understanding by or between the Bank and Executive.

16.	General Provisions.

(a)	Nonassignability. Neither this Agreement nor any right or interest hereunder shall be assignable by Executive, his beneficiaries or legal representatives, without the prior written consent of the Bank; provided, however, that nothing in this Agreement paragraph 16(a) shall preclude (i) Executive from designating a beneficiary to receive any benefits payable hereunder upon his death, or (ii) the executors, administrators, or other legal representatives of Executive or his estate from assigning any rights hereunder to the person or persons entitled thereto. The Bank may assign this Agreement without the consent of Executive.

(b)	No Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, and any attempt, voluntary or involuntary, to effect any such action shall be null, void, and of no effect.

(c)	Binding Agreement. This Agreement shall be binding upon, and inure to the benefit of, the Bank and Executive and their respective heirs, successors, assigns, and legal representatives.

(d)	No Bar. Executive acknowledges and agrees that the existence of any claim or cause of action against the Bank shall not constitute a defense to the enforcement by the Bank of Executive’s covenants, obligations, or undertakings in this Agreement.

(e)	No Conflicting Obligations. Executive hereby acknowledges and represents that his execution of this Agreement and performance of employment-related obligations and duties for the Bank will not cause any breach, default, or violation of any other employment, non-disclosure, confidentiality, non-competition, or other agreement to which Executive may be a party or otherwise bound.

Moreover, Executive hereby agrees that he will not use in the performance of such employment-related obligations and duties for the Bank or otherwise disclose to the Bank any trade secrets or Confidential Information of any person or entity (including any former employer) if and to the extent that such use or disclosure may cause a breach or violation of any obligation or duty owed to such employer, person, or entity under any agreement or applicable law.

17.	Modification and Waiver.

(a)	Amendment of Agreement. This Agreement may not be modified or amended except by an instrument in writing, signed by the parties hereto, and which specifically refers to this Agreement.

(b)	Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

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18.	Severability. If for any reason any provision of this Agreement is held invalid, the parties agree that the court or arbitrator shall modify the provision(s) (or subpart(s) thereof) to make the provision(s) (or subpart(s) thereof) and this Agreement valid and enforceable. Any invalid provision shall not affect any other provision of this Agreement not held invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect.

19.	Headings. The headings of the Agreement paragraphs are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

20.	Governing Law. This Agreement has been executed and delivered in the Commonwealth of Virginia, and its validity, interpretation, performance, and enforcement shall be governed by the laws of the Commonwealth of Virginia.

21.	Rights of Third Parties. Nothing herein expressed or implied is intended to or shall be construed to confer upon or give to any person, firm, or other entity, other than the parties hereto and their permitted assigns, any rights or remedies under or by reason of this Agreement.

22.	Notices. All notices, requests, demands, and other communications provided for by this Agreement shall be in writing and shall be sufficiently given if and when mailed in the United States by registered or certified mail, or personally delivered, to the party entitled thereto at the address stated below or to such changed address as the addressee may have given by a similar notice:

To the Bank:	Chairman
Board of Directors
Xenith Bank
901 East Cary Street, Suite 1700
One James Center
Richmond, Virginia 23219

with copy to
Bank’s counsel:	[ ]

To Executive:	[ ]

with copy to
Executive’s counsel:	[ ]

[Signatures contained on the following page.]

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IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed and its seal to be affixed hereunto by its duly authorized officers, and Executive has signed this Agreement, as of the Effective Date set forth above.

XENITH BANK

By:
Name:
Title:

Executive

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EXHIBIT A

Membership on Boards of Directors/Trustees

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EXHIBIT B

Form of Release and Waiver

This Release and Waiver (hereinafter “Release”) is entered into this             day of             ,             , by and between XENITH BANK, a Virginia banking corporation (the “Bank”), and             (hereinafter “Executive”) (collectively, the “Parties”).

WHEREAS, Executive was employed with the Bank as its             [Title] pursuant to that certain Employment Agreement dated as of             , 20            by and between the Bank and Executive (the “Employment Agreement”); and

WHEREAS, the Executive’s employment with the Bank terminated as of             (the “Effective Date”);

WHEREAS, the execution of this Release is an express condition to Executive’s receipt of any severance payment under the Employment Agreement; and

WHEREAS, Executive and the Bank desire to achieve an amicable separation and to settle fully and finally any and all differences between them, including, but in no way limited to, any disputes arising from Executive’s termination from the Bank, as well as any other claim that could have been asserted arising out of Executive’s employment with the Bank;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Release and other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, it is hereby agreed by and between the Parties as follows:

1. Termination of Employment; Return of Property. Executive hereby agrees that the Employment Agreement and the employment relationship between Executive and the Bank have been terminated as of the Effective Date. Executive agrees to immediately return all property of the Bank, including without limitation all Bank records, files, customer information, computer hardware and all data resident thereon that Executive created, used, or possessed during his employment with the Bank.

2. Executive Benefits. As of the Effective Date, all of Executive’s employee-related benefits with the Bank have been terminated, subject only to any notice and continuation requirements established by applicable law (including but not limited to COBRA) and             [Describe other benefits, if any]

3. Payment and Other Consideration to Executive. In consideration of the release set forth below and subject to Executive’s strict compliance with all of the terms and provisions of this Release, all of which are deemed material, the Bank agrees to the following:

(a) Payment. Subject to the provisions of Section 12(c), the Bank shall              [Describe payment terms].

(b) Valuable Consideration. No Other Payments Due. Executive acknowledges that

(c) the referenced payments constitute good and valuable consideration for this Release, including but not limited to his release of claims in Sections 5 and 6. Executive further acknowledges that he has otherwise received payment for all other salary, bonuses, other compensation, and business-related expenses for all prior periods of employment with the Bank and that he is not owed or entitled to any such or other compensation, bonuses, or vacation pay from the Bank for any prior period of employment with the Bank.

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4. Confidentiality; Non-Disparagement.

(a) Executive agrees to keep the existence and terms of this Release strictly confidential and not to disclose any information regarding this Release or its terms to any third party (including any current or former employees of the Bank) except Executive’s spouse, tax advisor, or legal counsel, unless compelled by a court of competent jurisdiction.

(b) Executive also agrees that he shall not undertake any disparaging or harassing conduct (or make any disparaging or harassing statements to any third party) regarding the Bank or any of the Bank’s affiliates and/or its or their directors, managers, supervisors, employees, agents, predecessors/successors/assigns, or their respective products/services.

5. Release of All Claims.

(a) As a material inducement to the Bank to enter into this Release, Executive irrevocably and unconditionally agrees to and does hereby release, acquit, and forever discharge the Bank, the Bank’s affiliates and each and all of its or their owners, shareholders, directors, officers, employees, former employees, representatives, attorneys, agents, and all persons acting by, through, under or in concert with any of them (herein jointly and individually called the “Released Parties”), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, and expenses (including attorneys fees and legal expenses), of any nature whatsoever, whether known or unknown (hereinafter collectively referred to as “Claim” or “Claims”), which Executive now has or may hereafter have against any Released Party by reason of any matter, act, omission, cause, or event that has occurred up to the present date, including, without limitation, any and all claims related or in any manner incidental to Executive’s employment with the Bank, the cessation of his employment with the Bank, the Employment Agreement, and/or the termination of the Employment Agreement, provided that the foregoing release shall not release any benefits under COBRA for post termination benefits (subject to Executive’s proper election and payment for any such benefit, as applicable) or any payments or benefits expressly payable under this Release.

(b) The general waiver and release set forth in Section 5(a) includes, but is not limited to, all Claims under Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991, as amended; the Equal Pay Act of 1963, as amended; the American’s With Disabilities Act of 1990, as amended; the Executive Retirement Income Security Act of 1974, as amended, the Family and Medical Leave Act of 1993, as amended; the Worker Adjustment Retraining and Notification Act, as amended; the Fair Labor Standards Act, as amended; any applicable Executive Order Programs; any other applicable employment laws; or any other federal, state, or local law, rule, public policy, or regulation; and/or the common law, including but not limited to any claims relating to any and all agreements, contracts, arrangements and understandings (whether employment-related or otherwise). Without limiting the general waiver and release set forth in Section 5(a), Executive also agrees to release the Bank and the Released Parties from any and all Claims under the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq., (including any alleged harassment, retaliation, or discrimination on the basis of age or other violation thereof), or comparable state or local law. Without limiting the general waiver and release set forth in Section 5(a), Executive also agrees to release the Bank and the Released Parties from any and all Claims Executive may have for wrongful discharge, breach of contract, infliction of emotional distress or defamation; relating to or arising out of any agreement or understanding between Executive and the Bank; and/or arising under any policies, practices or procedures of the Bank.

(c) It is the intent of Executive to release all claims of every nature and kind, whether known or unknown, accrued or unclaimed, which Executive may have against the Bank or any other released person or entity as of the date of the execution of this Release, and under the Age Discrimination in Employment Act (subject to the applicable consideration period and revocation right), as set forth therein. Executive agrees that his release shall apply to all claims and causes of action against any Released Party, whether actual or potential, known or unknown, suspected or unsuspected, or foreseen or unforeseen.

(d) Executive expressly acknowledges, agrees and stipulates with the Bank that this Release may be pled by the Bank or any other released person or entity as a complete defense and will fully and finally bar any such known or unknown claim or claims of Executive based on any matter, act, omission, cause, or event occurring up to the date of this Release.

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(e) Executive represents and warrants that if a class action lawsuit is filed against the Bank in the future relating to any form of employment discrimination and Executive is arguably a member of the class of plaintiffs, Executive hereby “opts out” of any class, and agrees that the class representative(s), if any, cannot pursue claims on his behalf.

6. Workman’s Compensation Claims. Executive represents and warrants that he has no present knowledge of any injury to him which either will or might lead to his recovery of compensation as a Workman’s Compensation Claim and, to the extent he may lawfully release such claims, Executive agrees to release the Bank and the Released Parties from any and all Claims Executive may have relating to or arising out of any Workman’s Compensation law, rule, policy, or regulation.

7. Covenant Not to Sue. Executive irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind based upon any matter released or purported to be released hereby.

8. Knowing and Voluntary Release. Executive agrees and represents that he (i) has sufficient and adequate educational and business experience to understand the meaning of this Release, including but not limited to the release and waiver of claims, (ii) has had a sufficient and reasonable amount of time in which to review and consider this Release, (iii) has had the opportunity to be advised by legal counsel about this Release,(iii) has had the opportunity to be advised by legal counsel about this Release before signing it, (iv) has the full legal capacity to enter into this Release, (v) has carefully read, and has fully and completely understood, all of the provisions of this Release and their meaning, intent, and legal effect, (vi) is not under any mental impairment or otherwise unable to read, consider, and understand the terms of this Release, (vii) has knowingly and voluntarily executed this Release, (vii) has knowingly and voluntarily executed this Release and agreed to all of the terms set forth in this Release, and (viii) knowingly and voluntarily intends to be legally bound by this Release. EXECUTIVE FURTHER AGREES AND REPRESENTS THAT HE UNDERSTANDS THAT THIS RELEASE CONTAINS RELEASES OF ALL KNOWN AND UNKNOWN CLAIMS.

9. No Admission of Liability. No part of this Release or any action on the part of any party in resolving this matter with the other party shall be considered or shall constitute an admission of any wrongful conduct or violation of any law or that any party was at any time entitled to relief for any action or conduct of the other party (or any agent or employee thereof).

10. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and by any one or more of the following means: (i) if mailed by prepaid certified mail, return receipt requested, at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, such notice shall be deemed to have been received on the date shown on the receipt; (ii) if telecopied, such notice shall be followed forthwith by letter by first class mail, postage prepaid, and shall be deemed to have been received on the next business day following dispatch by telecopy and acknowledgment of receipt by the recipient's telecopy machine; (iii) if delivered by hand, such notice shall be deemed effective when delivered; or (iv) if delivered by national overnight courier, such notice shall be deemed to have been received on the next business day following delivery to such courier. All notices and other communications under this Release shall be given to the parties hereto at the following addresses:

If to the Bank:

President and Chief Executive Officer Xenith Bank 901 East Cary Street Suite 1700 One James Center Richmond, Virginia 23219

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If to Executive:

11.	Miscellaneous.

(a) Legality and Severability. The Parties covenant and agree that the provisions contained herein are reasonable and are not known or believed to be in violation of any federal, state, or local law, rule, or regulation. In the event a court of competent jurisdiction finds any provision (or subpart thereof) to be illegal or unenforceable, the Parties agree that the court shall modify the provision(s) (or subpart(s) thereof) to make the provision(s) (or subpart(s) thereof) and this Release valid and enforceable. Any illegal or unenforceable provision (or subpart thereof) shall otherwise be severable and shall not affect the validity of the remainder of such provision and any other provision of this Release.

(b) Entire Agreement. This Release constitutes the entire understanding between the Parties regarding the subject matters addressed herein and supersedes any prior oral or written agreements between the Parties. The Bank has not made any promises, representations, or agreements of any kind to Executive in consideration for entering into this Release beyond those expressly set forth in this Release.

(c) Modification, Governing Law. This Release can only be modified by a writing signed by the Parties, and shall be interpreted in accordance with and governed by the laws of the Commonwealth of Virginia without regard to the choice of law provisions thereof.

(d) Review and Voluntariness of Release. The Parties acknowledge that they have had the opportunity to consult with legal counsel of their choice, that they have in fact read and do understand such provisions, and that they have voluntarily entered into this Release. The Parties agree that this Release shall be construed as drafted by both of them, as parties of equivalent bargaining power and not for or against either of them as drafter.

(e) Non-Waiver. The failure of the Parties to insist upon or enforce strict performance of any provision of this Release or to exercise any rights or remedies will not be construed as a waiver by either the Bank or Executive to assert or rely upon any such provision, right or remedy in that or any other instance.

(f) Assignment. The Bank may assign this Release or the obligations of Executive without Executive's prior written consent and approval, if the Bank is ever sold or otherwise substantially conveyed either by way of a merger, stock sale, or by way of a sale of assets. Other than the foregoing permitted assignments, this Release shall not be assigned without the consent of the other Party. This Release shall also be binding upon and benefit the parties hereto and their respective heirs, successors, legal representatives, executors or assigns.

(g) No Bar. Executive acknowledges and agrees that the existence of any claim or cause of action against the Bank shall not constitute a defense to the enforcement by the Bank of Executive's covenants, obligations, or undertakings in this Release or any other agreement.

(h) Offset. Executive authorizes the Bank to offset against any amount(s) otherwise payable to Executive under this Release (i) the replacement costs, as of the date of replacement, of any Bank property not returned by Executive and (ii) any amount of any other debt owed by Executive to the Bank.

(i) Injunctive Relief. Executive acknowledges that it would be difficult to calculate the Bank's damages from his breach of this Release, and that money damages would therefore be an inadequate remedy. Accordingly, upon such breach, Executive acknowledges that the Bank may seek and shall be entitled to temporary, preliminary, and/or permanent injunctive relief against Executive, and/or other appropriate orders to restrain such breach. Nothing in this provision shall limit the Bank from seeking any other damages or relief provided by applicable law for breach of this Release or any section or provision hereof

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12. Review and Revocation Rights.

(a) Executive acknowledges that he may have twenty-one (21) days from receipt of this Release to review and consider this Release before signing, and that signing the Release shall constitute a waiver of any remaining balance of the twenty-one (21) day waiting period. Executive agrees that any changes to this Release do not restart the running of this twenty-one (21) day period. Executive also acknowledges that he has hereby been advised to consult an attorney about this Release prior to its execution.

(b) Executive further understands that he may revoke this Release within seven (7) days from the date on which this document is executed by Executive and that this Release is not effective or enforceable until such revocation period has expired. Revocation may be made by delivering a written notice of revocation to the Bank as described in Section 10. For this revocation to be effective, such written notice must be received by said individual no later than midnight on the seventh day after Executive signs this Release.

(c) Executive further acknowledges and understands that this Release is not effective or enforceable (and that the above referenced Payments will not commence) until such revocation period has expired. If Executive revokes this Release, this Release shall not be enforceable or effective and Executive will not receive the benefits described in this Release.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Release as of the date first above written.

BANK:	EXECUTIVE:

XENITH BANK

By:
Its:
Date:	Date:

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EXHIBIT H

AMENDED AND RESTATED

BYLAWS

OF

XENITH BANKSHARES, INC.

ARTICLE I.

Meetings of Shareholders.

1.1 Places of Meetings. All meetings of the shareholders shall be held at such place, either within or without the Commonwealth of Virginia, as from time to time may be fixed by the Board of Directors.

1.2 Annual Meetings. The annual meeting of the shareholders, for the election of Directors and transaction of such other business as may come before the meeting, shall be held in each year on the first Thursday in May, at 10:00 a.m., if that day is not a legal holiday. If that day is a legal holiday, the annual meeting shall be held on the next succeeding day not a legal holiday.

1.3 Special Meetings. A special meeting of the shareholders for any purpose or purposes may be called at any time by the Chairman of the Board, the President or by a majority of the Board of Directors. At a special meeting, no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.

1.4 Notice of Meetings. Written or printed notice stating the place, day and hour of every meeting of the shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder of record entitled to vote at such meeting in any manner permitted by the Virginia Stock Corporation Act (the “VSCA”), including by electronic transmission (as defined therein). Such further notice shall be given as may be required by law, but meetings may be held without notice if all the shareholders entitled to vote at the meeting are present in person or by proxy or if notice is waived in writing by those not present, either before or after the meeting.

1.5 Quorum. Any number of shareholders together holding at least a majority of the outstanding shares of capital stock entitled to vote with respect to the business to be transacted, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of business. If less than a quorum shall be in attendance at the time for which a meeting shall have been called, the meeting may be adjourned from time to time by the Chairman of the meeting or by a majority of the shareholders present or represented by proxy without notice other than by announcement at the meeting.

1.6 Voting. At any meeting of the shareholders, each shareholder of a class entitled to vote on any matter coming before the meeting shall, as to such matter, have one vote, in person or by proxy, for each share of capital stock of such class standing in his or her name on the books of the Corporation on the date, not more than 70 days prior to such meeting, fixed by the Board of Directors as the record date for the purpose of determining shareholders entitled to vote. Every proxy shall be in writing, dated and signed by the shareholder entitled to vote or his or her duly authorized attorney-in-fact.

1.7 Inspectors. An appropriate number of inspectors for any meeting of shareholders may be appointed by the Chairman of such meeting. Inspectors so appointed will open and close the polls, will receive and take charge of proxies and ballots, and will decide all questions as to the qualifications of voters, validity of proxies and ballots, and the number of votes properly cast.

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1.8 Advance Notice of Nominations and Shareholder Proposals.

(a) Except as otherwise expressly provided by the Articles of Incorporation, nominations for the election of Directors shall be made by the Board of Directors or by any shareholder entitled to vote in elections of Directors. However, any shareholder entitled to vote in election of Directors may nominate one or more persons for election as Directors at an annual meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States registered or certified mail, postage prepaid, to the Secretary of the Corporation not later than 120 days prior to the date of the anniversary of the immediately preceding annual meeting. Each notice shall set forth (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements, understandings or relationships between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the “SEC”), had the nominee been nominated, or intended to be nominated, by the Board of Directors (the requirement set forth in this clause (iv) shall apply regardless of whether the Corporation is subject to Section 14 of the Securities Exchange Act of 1934, as amended), and shall include a consent signed by each such nominee to serve as a Director of the Corporation if so elected; (v) a description (including the names of any counterparties) of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the shareholder’s notice by, or on behalf of, the shareholder and any other person on whose behalf the nomination is made, the effect or intent of which is to mitigate loss, manage risk or benefit resulting from share price changes of, or increase or decrease the voting power of the shareholder or any other person on whose behalf the nomination is made with respect to, shares of stock of the Corporation; (vi) a description (including the names of any counterparties) of any agreement, arrangement or understanding with respect to such nomination between or among the shareholder or any other person on whose behalf the nomination is made and any of its affiliates or associates, and any others acting in concert with any of the foregoing and (vii) a representation that the shareholder will notify the Corporation in writing of any changes to the information provided pursuant to clauses (ii), (iii), (v) and (vi) above that are in effect as of the record date for the relevant meeting. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

(b) To be properly brought before a meeting of shareholders, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (iii) otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice must be given, either by personal delivery or by United States registered or certified mail, postage prepaid, to the Secretary of the Corporation, in the case of an annual meeting, not later than 120 days prior to the date of the anniversary of the immediately preceding annual meeting. A shareholder’s notice to the Secretary shall set forth, as to each matter the shareholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, with respect to such business, and the reasons for conducting such business at the meeting, (ii) the name and address of record of the shareholder proposing such business, (iii) the class and number of shares of the corporation that are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; (v) a description (including the names of any counterparties) of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the shareholder’s notice by, or on behalf of, the shareholder and any other person on whose behalf the nomination is made, the effect or intent of which is to mitigate loss, manage risk or benefit resulting from share price changes of, or increase or decrease the voting power of the shareholder or any other person on whose behalf the nomination is made with respect to, shares of stock of the Corporation; (vi) a description (including the names of any counterparties) of any agreement, arrangement or understanding with respect to such nomination between or among the shareholder or any other person on whose behalf the nomination is made and any of its affiliates or associates, and any others acting in concert with any of the foregoing and (vii) a

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representation that the shareholder will notify the Corporation in writing of any changes to the information provided pursuant to clauses (iii), (iv), (v) and (vi) above that are in effect as of the record date for the relevant meeting. In the event that a shareholder attempts to bring business before an annual meeting without complying with the foregoing procedure, the Chairman of the meeting may declare at the meeting that the business was not properly brought before the meeting and, if he or she shall so declare, such business shall not be transacted.

ARTICLE II.

Directors.

2.1 General Powers. The property, affairs and business of the Corporation shall be managed under the direction of the Board of Directors, and, except as otherwise expressly provided by law, the Articles of Incorporation or these Bylaws, all of the powers of the Corporation shall be vested in such Board.

2.2 Number of Directors and Qualifications. The number of Directors constituting the Board of Directors shall be designated by resolution of the Board, but shall be at least eight and not more than 20.

2.3 Election and Removal of Directors; Quorum.

(a) Directors shall be elected at each annual meeting of shareholders to succeed those Directors whose terms have expired and to fill any vacancies then existing.

(b) Directors shall hold their offices for terms of one year and until their successors are elected. Except as otherwise expressly provided by the Articles of Incorporation, any Director may be removed from office at a meeting called expressly for that purpose by the vote of shareholders if the votes cast to remove such Director constitutes a majority of the votes entitled to be cast at an election of directors of the voting group or voting groups by which such Director was elected.

(c) Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of the majority of the remaining Directors though less than a quorum of the Board, and the term of office of any Director so elected shall expire at the next shareholders’ meeting at which Directors are elected.

(d) A majority of the number of Directors prescribed in these Bylaws shall constitute a quorum for the transaction of business. Except as otherwise provided by the Articles of Incorporation, the act of a majority of Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Less than a quorum may adjourn any meeting.

2.4 Meetings of Directors. An annual meeting of the Board of Directors shall be held as soon as practicable after the adjournment of the annual meeting of shareholders at such place as the Board may designate. Other meetings shall be held at places within or without the Commonwealth of Virginia and at times fixed by resolution of the Board, or upon call of the Chairman of the Board, the President or a majority of the Directors. The Secretary or officer performing the Secretary’s duties shall give not less than 24 hours’ notice by any manner permitted in the VSCA, including by electronic transmission (as defined therein), of all meetings of the Board of Directors, provided that notice need not be given of the annual meeting or of regular meetings held at times and places fixed by resolution of the Board. Meetings may be held at any time without notice if all of the Directors are present, or if those not present waive notice in writing either before or after the meeting. The notice of meetings of the Board need not state the purpose of the meeting.

ARTICLE III.

Committees.

3.1 Executive Committee. The Board of Directors, by resolution adopted by a majority of the number of Directors fixed by these Bylaws, may elect an Executive Committee which shall consist of not less than three Directors, including the Chairman of the Board, the President and at least one other Director. When the Board of

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Directors is not in session, the Executive Committee shall have all power vested in the Board of Directors by law, by the Articles of Incorporation or by these Bylaws, except as provided in the VSCA. The Executive Committee shall report at the next regular or special meeting of the Board of Directors all action which the Executive Committee may have taken on behalf of the Board since the last regular or special meeting of the Board of Directors.

3.2 Governance and Compensation Committee. The Board of Directors, at its regular annual meeting, shall designate a Governance and Compensation Committee, which shall consist of three or more Directors, each of whom shall satisfy the independence requirements of the Nasdaq Stock Market (“NASDAQ”) and the SEC, as amended from time to time. The responsibilities of the Governance and Compensation Committee shall be set forth in its charter as approved by the Board of Directors.

The Governance and Compensation Committee shall fix its own rules of procedure. The Committee shall keep minutes of its meetings, and all action taken shall be reported to the Board of Directors. Vacancies on the Governance and Compensation Committee shall be filled by the Board of Directors, and members shall be subject to removal by the Board at any time.

3.3 Audit and Compliance Committee. The Board of Directors, at its regular annual meeting, shall designate an Audit and Compliance Committee, which shall consist of three or more Directors whose membership on the Committee shall meet the requirements set forth in the rules of the NASDAQ and the SEC, as amended from time to time. The responsibilities of the Audit and Compliance Committee shall be set forth in its charter as approved by the Board of Directors.

The Audit and Compliance Committee shall fix its own rules of procedure. The Committee shall keep minutes of all of its meetings, and all action taken shall be reported to the Board of Directors. Vacancies on the Audit and Compliance Committee shall be filled by the Board of Directors, and members shall be subject to removal by the Board at any time.

3.4 Other Committees. The Board of Directors, by resolution adopted by a majority of the number of Directors fixed by these Bylaws, may establish such other standing or special committees of the Board as it may deem advisable and the members, terms and authority of such committees shall be as set forth in the resolutions establishing the same.

3.5 Meetings. Regular and special meetings of any Committee established pursuant to this Article may be called and held subject to the same requirements with respect to time, place and notice as are specified in these Bylaws for regular and special meetings of the Board of Directors.

3.6 Quorum and Manner of Acting. A majority of the members of any Committee serving at the time of any meeting thereof shall constitute a quorum for the transaction of business at such meeting. The action of a majority of those members present at a Committee meeting at which a quorum is present shall constitute the act of the Committee.

3.7 Term of Office. Members of any Committee shall be elected as above provided and shall hold office until their successors are elected by the Board of Directors or until such Committee is dissolved by the Board of Directors.

3.8 Resignation and Removal. Any member of a Committee may resign at any time by giving written notice of his or her intention to do so to the President or the Secretary of the Corporation, or may be removed, with or without cause, at any time by such vote of the Board of Directors as would suffice for his or her election.

3.9 Vacancies. Any vacancy occurring in a Committee resulting from any cause whatever may be filled by a majority of the number of Directors fixed by these Bylaws.

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ARTICLE IV.

Officers.

4.1 Election of Officers; Terms. The officers of the Corporation shall consist of a President, a Chief Financial Officer, a Secretary and a Treasurer. Other officers, including a Chairman of the Board, one or more Vice-Presidents (whose seniority and titles, including Executive Vice-Presidents and Senior Vice-Presidents, may be specified by the Board of Directors), and assistant and subordinate officers, may from time to time be elected by the Board of Directors. All officers shall hold office until the next annual meeting of the Board of Directors and until their successors are elected. The President shall be chosen from among the Directors. More than one office may be held by the same person as the Board of Directors may determine.

4.2 Removal of Officers; Vacancies. Any officer of the Corporation may be removed summarily with or without cause, at any time, by the Board of Directors. Vacancies may be filled by the Board of Directors.

4.3 Duties. The officers of the Corporation shall have such duties as generally pertain to their offices, respectively, as well as such powers and duties as are prescribed by law or are hereinafter provided or as from time to time shall be conferred by the Board of Directors. The Board of Directors may require any officer to give such bond for the faithful performance of his or her duties as the Board may see fit.

4.4 Duties of the President. The President shall be the chief executive officer of the Corporation and shall be primarily responsible for the implementation of policies of the Board of Directors. He or she shall have authority over the general management and direction of the business and operations of the Corporation and its divisions, if any, subject only to the ultimate authority of the Board of Directors. He or she shall be a Director, and, except as otherwise provided in these Bylaws or in the resolutions establishing such committees, he or she shall be ex officio a member of all Committees of the Board. In the absence of the Chairman and the Vice-Chairman of the Board, or if there are no such officers, the President shall preside at all corporate meetings. He or she may sign and execute in the name of the Corporation share certificates, deeds, mortgages, bonds, contracts or other instruments except in cases where the signing and the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law otherwise to be signed or executed. In addition, the President shall perform all duties incident to the office of the President and such other duties as from time to time may be assigned to him or her by the Board of Directors.

4.5 Duties of the Chief Financial Officer. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any Director for a purpose reasonably related to his or her position as a Director. The Chief Financial Officer shall render to the President and the Board of Directors, whenever they may request it, an account of the transactions of the Corporation and of the financial condition of the Corporation. The Chief Financial Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except where the signing and execution of such documents shall be expressly delegated by the Board of Directors or the President to some other officer or agent of the Corporation or shall be required by law or otherwise to be signed or executed. In addition, the Chief Financial Officer shall perform all duties incident to the office of the Chief Financial Officer and such other duties as from time to time may be assigned to him or her by the Board of Directors or the President.

4.6 Duties of the Vice-Presidents. Each Vice-President, if any, shall have such powers and duties as may from time to time be assigned to him or her by the President or the Board of Directors. Any Vice-President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except where the signing and execution of such documents shall be expressly delegated by the Board of Directors or the President to some other officer or agent of the Corporation or shall be required by law or otherwise to be signed or executed. In addition, each Vice President shall perform all duties incident to the office of Vice President and such other duties as from time to time may be assigned to him or her by the Board of Directors or the President.

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4.7 Duties of the Treasurer. The Treasurer shall have charge of all funds and securities of the Corporation, shall endorse the same for deposit or collection when necessary, and shall deposit, or cause to be deposited, the same, to the credit of the Corporation, in such banks, trust companies, or other depositories as the Board of Directors may authorize. The Treasurer may endorse all commercial documents requiring endorsements for or on behalf of the Corporation and may sign and execute in the name of the Corporation all receipts and vouchers for payment made to the Corporation. The Treasurer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except where the signing and execution of such documents shall be expressly delegated by the Board of Directors or the President to some other officer or agent of the Corporation or shall be required by law or otherwise to be signed or executed. In addition, the Treasurer shall perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Board of Directors or the President.

4.8 Duties of the Secretary. The Secretary shall act as secretary of all meetings of the Board of Directors and shareholders of the Corporation. When requested, he or she shall also act as secretary of the meetings of the committees of the Board. He or she shall keep and preserve the minutes of all such meetings in permanent books. He or she shall see that all notices required to be given by the Corporation are duly given and served; shall have custody of the seal of the Corporation and shall affix the seal or cause it to be affixed to all share certificates of the Corporation and to all documents the execution of which on behalf of the Corporation under its corporate seal is duly authorized in accordance with law or the provisions of these Bylaws; shall have custody of all deeds, leases, contracts and other important corporate documents; shall have charge of the books, records and papers of the Corporation relating to its organization and management as a Corporation; shall see that all reports, statements and other documents required by law (except tax returns) are properly filed; and shall in general perform all the duties incident to the office of Secretary. In addition, the Secretary shall perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board of Directors or the President.

4.9 Compensation. The Board of Directors shall have authority to fix the compensation of all officers of the Corporation.

ARTICLE V.

Capital Stock.

5.1 Form. The shares of capital stock of the Corporation may be evidenced by certificates in forms prescribed by the Board of Directors and executed in any manner permitted by law and stating thereon the information required by law. Alternatively, some or all of the shares of capital stock of the Corporation may be issued without certificates in which case, within a reasonable time after issuance or transfer, the Corporation shall send, or cause to be sent, to the shareholders a written statement that shall include the information required by the VSCA to be set forth in the certificates for shares of capital stock. Transfer agents and/or registrars for one or more classes of shares of the Corporation may be appointed by the Board of Directors and may be required to countersign certificates representing shares of such class or classes. If any officer whose signature or facsimile thereof shall have been used on a share certificate shall for any reason cease to be an officer of the Corporation and such certificate shall not then have been delivered by the Corporation, it may thereafter be issued and delivered as though such person had not ceased to be an officer of the Corporation.

5.2 Lost, Destroyed and Mutilated Certificates. Holders of certificated shares of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board of Directors may in its discretion cause one or more new certificates or uncertificated shares for the same number of shares in the aggregate to be issued to such shareholder upon the surrender of the mutilated certificate or upon satisfactory proof of such loss or destruction, and the deposit of a bond in such form and amount and with such surety as the Board of Directors may require.

5.3 Transfer of Shares. The Board of Directors may make rules and regulations concerning the issue, registration and transfer of shares of capital stock of the Corporation. The certificated shares of the Corporation shall be transferable or assignable only on the books of the Corporation by the holder in person or by attorney on surrender of the certificate for such shares duly endorsed and, if sought to be transferred by attorney, accompanied

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by a written power of attorney to have the same transferred on the books of the Corporation. Uncertificated shares of the Corporation shall be transferable or assignable only on the books of the Corporation upon proper written instruction of the holder of such shares. The Corporation will recognize, however, the exclusive right of the person registered on its books as the owner of shares to receive dividends and to vote as such owner.

5.4 Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 70 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notices of the meeting are mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

5.5 Control Share Acquisition Statute. Article 14.1 of the VSCA shall not apply to acquisition of shares of capital stock of the Corporation.

ARTICLE VI.

Miscellaneous Provisions.

6.1 Seal. The seal of the Corporation shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word “Seal” and the name of the Corporation.

6.2 Fiscal Year. The fiscal year of the Corporation shall end on such date and shall consist of such accounting periods as may be fixed by the Board of Directors.

6.3 Checks, Notes and Drafts. Checks, notes, drafts and other orders for the payment of money shall be signed by such persons as the Board of Directors from time to time may authorize. When the Board of Directors so authorizes, however, the signature of any such person may be a facsimile.

6.4 Amendment of Bylaws. Unless proscribed by the Articles of Incorporation, these Bylaws may be amended or altered at any meeting of the Board of Directors by affirmative vote of a majority of the number of Directors fixed by these Bylaws. The shareholders entitled to vote in respect of the election of Directors, however, shall have the power to rescind, amend, alter or repeal any Bylaws and to enact Bylaws which, if expressly so provided, may not be amended, altered or repealed by the Board of Directors.

6.5 Voting of Shares Held. Unless otherwise provided by resolution of the Board of Directors or of the Executive Committee, if any, the President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the vote which the Corporation may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose securities may be held by the Corporation, at meetings of the holders of the shares or other securities of such other corporation, or to consent in writing to any action by any such other corporation; and the President shall instruct the person or persons so appointed as to the manner of casting such votes or giving such consent and may execute or cause to be executed on behalf of the Corporation, and under its corporate seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the premises. In lieu of such appointment the President may himself or herself attend any meetings of the holders of shares or other securities of any such other corporation and there vote or exercise any or all power of the Corporation as the holder of such shares or other securities of such other corporation.

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ARTICLE VII.

Emergency Bylaws.

The Emergency Bylaws provided in this Article VII shall be operative during any emergency, notwithstanding any different provision in the preceding Articles of these Bylaws or in the Articles of Incorporation of the Corporation or in the VSCA (other than those provisions relating to emergency Bylaws). An emergency exists if a quorum of the Corporation’s Board of Directors cannot readily be assembled because of some catastrophic event. To the extent not inconsistent with these Emergency Bylaws, the Bylaws provided in the preceding Articles shall remain in effect during such emergency and upon the termination of such emergency the Emergency Bylaws shall cease to be operative unless and until another such emergency shall occur.

During any such emergency:

(a) Any meeting of the Board of Directors may be called by any officer of the Corporation or by any Director. The notice thereof shall specify the time and place of the meeting. To the extent feasible, notice shall be given in accord with Section 2.4 above, but notice may be given only to such of the Directors as it may be feasible to reach at the time, by such means as may be feasible at the time, including publication or radio, and at a time less than 24 hours before the meeting if deemed necessary by the person giving notice. Notice shall be similarly given, to the extent feasible, to the other persons referred to in (b) below.

(b) At any meeting of the Board of Directors, a quorum shall consist of a majority of the number of Directors fixed at the time by Article II of the Bylaws. If the Directors present at any particular meeting shall be fewer than the number required for such quorum, other persons present as referred to below, to the number necessary to make up such quorum, shall be deemed Directors for such particular meeting as determined by the following provisions and in the following order of priority:

(i) Vice-Presidents not already serving as Directors, in the order of their seniority of first election to such offices, or if two or more shall have been first elected to such offices on the same day, in the order of their seniority in age;

(ii) All other officers of the Corporation in the order of their seniority of first election to such offices, or if two or more shall have been first elected to such offices on the same day, in the order of their seniority in age; and

(iii) Any other persons that are designated on a list that shall have been approved by the Board of Directors before the emergency, such persons to be taken in such order of priority and subject to such conditions as may be provided in the resolution approving the list.

(c) The Board of Directors, during as well as before any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the Corporation shall for any reason be rendered incapable of discharging their duties.

(d) The Board of Directors, during as well as before any such emergency, may, effective in the emergency, change the Corporation’s principal office, or designate several alternative offices, or authorize the officers so to do.

No officer, Director or employee shall be liable for action taken in good faith in accordance with these Emergency Bylaws.

These Emergency Bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the shareholders, except that no such repeal or change shall modify the provisions of the next preceding paragraph with regard to action or inaction prior to the time of such repeal or change. Any such amendment of these Emergency Bylaws may make any further or different provision that may be practical and necessary for the circumstances of the emergency.

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AMENDMENT NO. 1 TO AGREEMENT OF MERGER

THIS AMENDMENT NO. 1 TO AGREEMENT OF MERGER (this “Amendment”) is made and entered into as of August 14, 2009 between First Bankshares, Inc., a Virginia bank holding company incorporated pursuant to the Virginia Stock Corporation Act (“FBS”), and Xenith Corporation, a Virginia corporation (“Xenith”). This Amendment amends that certain Agreement of Merger, dated as of May 12, 2009, by and between FBS and Xenith (the “Agreement”). Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to such terms in the Agreement.

WITNESSETH:

WHEREAS, Section 12.03 of the Agreement provides that the Agreement may be amended prior to the Effective Time if, but only if, such amendment is in writing and is signed by each party to the Agreement; and

WHEREAS, the parties to this Amendment, being all of the parties to the Agreement, wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and based on the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.1. Exhibit A to the Agreement (the Plan of Merger) is hereby amended and restated in its entirety to read as set forth in Annex A hereto.

Section 1.2. Section 4.01 of Agreement is hereby amended and restated in its entirety to read as set forth below:

Section 4.01 Articles of Incorporation.

The articles of incorporation of FBS, as in effect immediately prior to the Effective Time, shall be amended and restated as of the Effective Time to read as set forth in Exhibit G attached hereto to the extent approved by shareholders of FBS, and, as so amended and restated, shall be the articles of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law. Concurrently with the filing of articles of merger by FBS and Xenith with the State Corporation Commission of Virginia, FBS shall file articles of restatement with the State Corporation Commission of Virginia attaching the amended and restated articles of incorporation.

Section 1.3. Exhibit G to the Agreement (the Amended and Restated Articles of Incorporation of Surviving Corporation) is hereby amended and restated in its entirety to read as set forth in Annex B hereto.

Section 1.4. The last sentence of Section 9.02(a) of Agreement is hereby amended and restated in its entirety to read as set forth below:

Subject to Section 9.02(b), FBS and Xenith shall (i) comply with all legal requirements applicable to such meetings, (ii) shall coordinate and cooperate with respect to the timing of the Shareholder Meetings and shall use their best efforts to hold the Shareholder Meetings on the same day, (iii) shall use their commercially reasonable efforts to obtain the necessary approvals by their respective shareholders of this Agreement, the Plan of Merger and the transactions contemplated hereby, subject to Section 7.04, and (iv) shall implement the actions contemplated by this Agreement to the extent approved by the shareholders of FBS and Xenith, as applicable.

ARTICLE II

MISCELLANEOUS

Section 2.1. Terms of the Agreement. Except as expressly amended or modified by this Amendment, the terms of the Agreement remain in full force and effect as the binding obligation of each of the parties hereto. Each of the parties hereto ratifies, reaffirms and confirms its respective rights, benefits, duties, obligations and liabilities as contemplated by the Agreement.

Section 2.2. Governing Law. This Amendment shall be construed and interpreted according to the laws of the Commonwealth of Virginia, without regard to conflicts of law principles.

Section 2.3. Counterparts; Facsimile Signatures. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Amendment shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). The execution of this Amendment by any of the parties may be evidenced by way of a facsimile transmission of such party’s signature, or a photocopy of such facsimile transmission, and such facsimile signature shall be deemed to constitute the original signature of such party hereto.

Section 2.4. Headings. The headings of the Articles, Sections, Annexes and paragraphs in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

FIRST BANKSHARES, INC.

By:	/s/ Darrell G. Swanigan
Darrell G. Swanigan
President and Chief Executive Officer

XENITH CORPORATION

By:	/s/ Thomas W. Osgood
Thomas W. Osgood
Chief Financial Officer, Chief Administrative Officer and Treasurer

Annex A

Exhibit A - Plan of Merger

(see Annex B to joint proxy statement)

Annex B

Exhibit G – Amended and Restated Articles of Incorporation of Surviving Corporation

(see Appendix 1 to Annex B to joint proxy statement)

ANNEX B

PLAN OF MERGER

merging

XENITH CORPORATION,

a Virginia corporation

with and into

FIRST BANKSHARES, INC.,

a Virginia bank holding company

1. Merger. Xenith Corporation, a Virginia corporation (“Xenith”), shall, upon the effective time and date set forth in the Articles of Merger (the “Articles of Merger”) to be filed with the State Corporation Commission (the “SCC”) of the Commonwealth of Virginia (such time being referred to herein as the “Effective Time”), be merged (the “Merger”) with and into First Bankshares, Inc. (“FBS”), a Virginia bank holding company incorporated pursuant to the Virginia Stock Corporation Act (the “VSCA”). FBS shall be, and shall continue as, the surviving corporation (the “Surviving Corporation”) in the Merger, and the separate corporate existence of Xenith shall cease.

2. Effects of the Merger. At the Effective Time, the Merger shall have the effects set forth in Section 13.1-721 of the VSCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Xenith and FBS shall be vested in the Surviving Corporation, and all debts, liabilities and duties of Xenith and FBS shall be the debts, liabilities and duties of the Surviving Corporation.

3. Articles of Incorporation. The Articles of Incorporation of FBS, as in effect immediately prior to the Effective Time, shall be amended and restated as of the Effective Time to read as set forth in Appendix I attached hereto to the extent approved by shareholders of FBS, and, as so amended and restated, shall be the Articles of Incorporation of the Surviving Corporation (the “Amended and Restated Articles of Incorporation”) until thereafter changed or amended as provided therein or by applicable law. Concurrently with the filing of the Articles of Merger, FBS shall file Articles of Restatement with the SCC attaching the Amended and Restated Articles of Incorporation.

4. Manner and Basis of Converting Securities. As of the Effective Time, by virtue of the Merger and without any action on the part of any holder of any shares of capital stock of FBS or Xenith:

(a) Xenith Common Stock. Each issued and outstanding share of common stock, par value $1.00 per share, of Xenith (“Xenith Common Stock”) outstanding immediately prior to the Effective Time shall be converted into the right to receive that number of shares of common stock, par value $3.20 per share, of FBS, as the Surviving Corporation (“Surviving Corporation Common Stock”), equal to one multiplied by the Exchange Ratio, as determined pursuant to Section 8(b) below (the “Xenith Merger Consideration”).

(b) FBS Common Stock.

(i) Each FBS Share outstanding immediately prior to the Effective Time for which a Cash Election has been effectively made and not revoked (a “Cash Electing FBS Share”) shall be converted into the right to receive an amount equal to $9.23 in cash without interest, as may be adjusted pursuant to Section 8(a) below (the “Cash Election Price”); and

(ii) Each FBS Share outstanding immediately prior to the Effective Time that is not a Cash Electing FBS Share shall, following the Effective Time, represent one share of Surviving Corporation Common Stock, as may be adjusted pursuant to Section 8(a) below (a “Non-Electing FBS Share” and, together with the Cash Election Price, the “FBS Merger Consideration”).

(c) Elections. Each Person who, at the close of business on the date of the FBS Shareholder Meeting or on such other date as FBS and Xenith publicly announce as the election date, is a record holder of FBS Shares will be entitled, with respect to any or all of such FBS Shares, to make an election (a “Cash Election”) on or prior to such date to receive the Cash Election Price on the basis hereinafter set forth.

(d) Proration of Election Price.

(i) The number of FBS Shares to be converted into the right to receive the Cash Election Price at the Effective Time shall not exceed the number of FBS Shares which is 25% of FBS Shares outstanding at the Effective Time (the “Cash Election Number”).

(ii) If the number of Cash Electing FBS Shares exceeds the Cash Election Number, then such Cash Electing FBS Shares shall be treated in the following manner:

(A) A cash proration factor (the “Cash Proration Factor”) shall be determined by dividing the Cash Election Number by the total number of Cash Electing FBS Shares.

(B) A number of Cash Electing FBS Shares covered by each shareholder’s Cash Election equal to the product of (x) the Cash Proration Factor and (y) the total number of Cash Electing FBS Shares covered by such Cash Election shall be converted into the right to receive the Cash Election Price, provided that any fractional Cash Electing FBS Shares resulting from such multiplication shall be rounded down to the next whole share.

(C) Each Cash Electing FBS Share, other than those FBS Shares converted into the right to receive the Cash Election Price in accordance with Section 4(d)(ii)(B) above, shall, following the Effective Time, represent one share of Surviving Corporation Common Stock as if such FBS Shares were not Cash Electing FBS Shares.

(e) Fractional Shares. No fractional shares of Surviving Corporation Common Stock shall be issued in the Merger. All fractional shares of Surviving Corporation Common Stock that a holder of Xenith Common Stock would otherwise be entitled to receive as a result of the Merger shall be aggregated and if a fractional share results from such aggregation, such holder shall be entitled to receive, in lieu thereof, an amount in cash without interest equal to the Cash Election Price multiplied by the fraction of a share of Surviving Corporation Common Stock to which such holder would otherwise have been entitled.

(f) Stock Options.

(i) Xenith Stock Options. At the Effective Time, each option granted by Xenith to purchase Xenith Common Stock pursuant to Xenith’s 2009 Stock Incentive Plan (the “Xenith Option Plan”), (each a “Xenith Option”), which is then outstanding and unexercised, whether or not vested, shall cease to represent a right to acquire Xenith Common Stock and shall be converted automatically into an option to purchase shares of Surviving Corporation Common Stock (a “Surviving Corporation Option”) in an amount and at an exercise price determined as provided below (and otherwise subject to the terms of the Xenith Option Plan under which such Xenith Option was granted, including vesting rights, the agreements evidencing grants thereunder and any other agreements between Xenith and an optionee regarding Xenith Options):

(A) the number of shares of Surviving Corporation Common Stock to be subject to the Surviving Corporation Option shall be equal to the product of the number of shares of Xenith Common Stock subject to the original Xenith Option and the Exchange Ratio; provided that any fractional shares of Surviving Corporation Common Stock resulting from such multiplication shall be rounded down to the next whole share;

(B) the exercise price per share of Surviving Corporation Common Stock under the Surviving Corporation Option shall be equal to the exercise price per share of Xenith Common Stock under the original Xenith Option divided by the Exchange Ratio; provided that if the exercise price resulting from such division includes a fractional cent, the exercise price shall be rounded up to the next cent; and

(C) notwithstanding anything else contained in this Section 4(f)(i), it is the intention of the parties that the assumption of Xenith Options hereunder shall meet the requirements of Section 424(a) of the Code, and that each Surviving Corporation Option shall qualify immediately after the Effective Time as an incentive stock option (as defined in Section 422 of the Code) to the extent the related Xenith Option so qualified immediately prior to the Effective Time and that each Surviving Corporation Option shall continue to be exempt from Section 409A of the Code, and the foregoing provisions of this Section 4(f)(i) shall be interpreted to further such purpose and intention.

(ii) FBS Options. At the Effective Time, each option granted by FBS to purchase FBS Shares pursuant to the SuffolkFirst Bank 2003 Stock Option Plan (the “FBS Option Plan”), (each an “FBS Option”), which is then outstanding and unexercised, whether or not vested, shall cease to represent a right to acquire FBS Shares and shall be converted automatically into a Surviving Corporation Option in an amount and at an exercise price determined as provided below (and otherwise subject to the terms of the FBS Option Plan under which such FBS Option was granted, including vesting rights, the agreements evidencing grants thereunder and any other agreements between FBS and an optionee regarding FBS Options):

(A) the number of shares of Surviving Corporation Common Stock to be subject to the Surviving Corporation Option shall be equal to the number of FBS Shares subject to the original FBS Option;

(B) the exercise price per share of Surviving Corporation Common Stock under the Surviving Corporation Option shall be equal to the exercise price per FBS Share under the original FBS Option; and

(C) notwithstanding anything else contained in this Section 4(f)(ii), it is the intention of the parties that the assumption of FBS Options hereunder shall meet the requirements of Section 424(a) of the Code, and that each Surviving Corporation Option shall qualify immediately after the Effective Time as an incentive stock option (as defined in Section 422 of the Code) to the extent the related FBS Option so qualified immediately prior to the Effective Time and that each Surviving Corporation Option shall continue to be exempt from Section 409A of the Code, and the foregoing provisions of this Section 4(f)(ii) shall be interpreted to further such purpose and intention.

(iii) At the Effective Time, the Surviving Corporation shall, as a result of the Merger, automatically assume the Xenith Option Plan, including all rights and obligations thereunder. Following the Effective Time, the Surviving Corporation may grant Surviving Corporation Options in accordance with the terms of the Xenith Option Plan.

(g) Xenith Warrants. At the Effective Time, each Xenith Warrant, which is then outstanding, unexercised and vested shall cease to represent a right to acquire Xenith Common Stock and shall be converted automatically into a warrant to purchase shares of Surviving Corporation Common Stock (a “Surviving Corporation Warrant”) in an amount and at an exercise price determined as provided below (and otherwise subject to the terms under which such Xenith Warrant was granted, including vesting rights, the agreements evidencing grants thereunder and any other agreements between Xenith and a warrant holder regarding Xenith Warrants):

(i) the number of shares of Surviving Corporation Common Stock to be subject to the Surviving Corporation Warrant shall be equal to the product of the number of shares of Xenith Common Stock subject to the original Xenith Warrant and the Exchange Ratio; provided that any fractional shares of Surviving Corporation Common Stock resulting from such multiplication shall be rounded down to the next whole share; and

(ii) the exercise price per share of Surviving Corporation Common Stock under the Surviving Corporation Warrant shall be equal to the exercise price per share of Xenith Common Stock under the original Xenith Warrant divided by the Exchange Ratio, provided that if the exercise price resulting from such division includes a fractional cent, the exercise price shall be rounded up to the next cent.

(iii) At the Effective Time, the Surviving Corporation shall, as a result of the Merger, automatically assume the Xenith Warrant Agreements, including all rights and obligations thereunder.

5. Election Procedures; Exchange Agent.

(a) Prior to the date of the FBS Shareholder Meeting, FBS and Xenith shall prepare a form (an “Election Form”) pursuant to which a holder of record of FBS Shares may make a Cash Election with respect to each FBS Share owned by such holder. FBS shall cause an Election Form to be included with the Joint Proxy Statement and mailed to each holder of record of FBS Shares as of the record date for such meeting.

(b) Prior to the record date for the FBS Shareholder Meeting, FBS and Xenith shall appoint an agent (the “Exchange Agent”) for the purpose of (A) receiving Election Forms and determining, in accordance with this Section 5, the form of FBS Merger Consideration to be received by each holder of FBS Shares, and (B) exchanging for the certificates of Xenith Common Stock (the “Xenith Certificates”) certificates representing shares of Surviving Corporation Common Stock. At or prior to the Effective Time, (i) FBS shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the holders of the Xenith Certificates, for exchange in accordance with this Section 5, subject to Section 7(a), certificates representing the shares of Surviving Corporation Common Stock that constitute the Xenith Merger Consideration, and (ii) Xenith shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the holders of the Cash Electing FBS Shares, for exchange in accordance with this Section 5, subject to Section 6(b), an amount of cash necessary to satisfy the cash portion of the FBS Merger Consideration (collectively (i) and (ii), the “Exchange Fund”). The Exchange Fund will be distributed in accordance with the Exchange Agent’s normal and customary procedures established in accordance with merger transactions. At the Effective Time or promptly thereafter, the Surviving Corporation shall send, or shall cause the Exchange Agent to send, to each holder of record at the Effective Time of FBS Shares and each holder of record of Xenith Common Stock, a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Cash Electing Certificates or Xenith Certificates, as the case may be, to the Exchange Agent) for use in such exchange.

(c) A Cash Election shall be effective only if the Exchange Agent shall have received no later than 5:00 p.m., Richmond, Virginia time, on the date of the FBS Shareholder Meeting (the “Election Deadline”) an Election Form covering the FBS Shares to which such Cash Election applies, executed and completed in accordance with the instructions set forth in such Election Form. Any FBS Share with respect to which the Exchange Agent has not received an effective Cash Election meeting the requirements of this Section 5(c) by the Election Deadline shall be deemed to be a Non-Electing FBS Share. A Cash Election may be revoked or changed only by delivering to the Exchange Agent, prior to the Election Deadline, a written notice of revocation or, in the case of a change, a properly completed revised Election Form that identifies FBS Shares to which such revised Election Form applies. Delivery to the Exchange Agent prior to the Election Deadline of a revised Election Form with respect to any FBS Shares shall result in the revocation of all prior Election Forms with respect to all such FBS Shares. Any termination of the Merger Agreement shall result in the revocation of all Election Forms delivered to the Exchange Agent on or prior to the date of such termination.

(d) FBS and Xenith jointly, not severally, shall have the right to make rules or adopt procedures, not inconsistent with the terms of this Plan of Merger, governing the validity and effectiveness of Election Forms, the manner and extent to which Cash Elections are to be taken into account in making the determinations required by this Section and the payment of the FBS Merger Consideration and the Xenith Merger Consideration.

6. Exchange, Surrender and Payment Procedures for FBS Shares.

(a) Each certificate representing one or more Non-Electing FBS Shares prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder of such certificate, represent the identical number of shares of the Surviving Corporation Common Stock immediately following the Effective Time.

(b) Each holder of a certificate (a “Cash Electing Certificate”) representing one or more Cash Electing FBS Shares shall be entitled to receive, upon surrender to the Exchange Agent of a Cash Electing Certificate, together with a properly completed letter of transmittal, the Cash Election Price for each Cash Electing FBS Share represented by such certificate. Until so surrendered, each such Cash Electing Certificate shall represent after the Effective Time for all purposes only the right to receive the Cash Election Price for each Cash Electing FBS Share represented by such certificate.

(c) If by virtue of the provisions of Section 4(d), a holder of FBS Shares holds a certificate as to which some but not all of the shares are Cash Electing FBS Shares, upon surrender of such certificate and the other documentation required by Section 5(b) above, the Exchange Agent will deliver to such holder the Cash Election Price for each of the Cash Electing FBS Shares represented by such certificate and a new stock certificate for that number of shares of Surviving Corporation Common Stock equal to the number of FBS Shares represented by the surrendered certificate that were not Cash Electing FBS Shares.

(d) If any portion of the Cash Election Price is to be paid to a Person other than the Person in whose name the surrendered Cash Electing Certificate is registered, it shall be a condition to such payment that (i) either such certificate shall be properly endorsed or shall otherwise be in proper form for transfer and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Cash Electing Certificate or establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

(e) Any FBS Merger Consideration remaining unclaimed by holders of FBS Shares two years after the Effective Time (or such earlier date, immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity) shall become, to the extent permitted by applicable law, the property of the Surviving Corporation free and clear of any claims or interest of any Person previously entitled thereto.

7. Exchange and Surrender Procedures for Xenith Common Stock.

(a) Each holder of Xenith Common Stock that has been converted into the right to receive the Xenith Merger Consideration shall be entitled to receive, upon surrender to the Exchange Agent of a Xenith Certificate, together with a properly completed letter of transmittal, the Xenith Merger Consideration in respect of the Xenith Common Stock represented by a Xenith Certificate. Until so surrendered, each such Xenith Certificate shall represent after the Effective Time for all purposes only the right to receive such Xenith Merger Consideration.

(b) If any portion of the Xenith Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Xenith Certificate is registered; it shall be a condition to such payment that (i) either such Xenith Certificate shall be properly endorsed or shall otherwise be in proper form for transfer and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Xenith Certificate or establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

(c) After the Effective Time, there shall be no further registration of transfers of Xenith Common Stock. If, after the Effective Time, Xenith Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged for the Xenith Merger Consideration provided for, and in accordance with, the procedures set forth, in this Plan of Merger.

(d) Any Xenith Merger Consideration remaining unclaimed by holders of Xenith Common Stock two years after the Effective Time (or such earlier date, immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity) shall become, to the extent permitted by applicable law, the property of the Surviving Corporation free and clear of any claims or interest of any Person previously entitled thereto.

(e) No dividends or other distributions with respect to securities of Surviving Corporation constituting the Xenith Merger Consideration, and no cash payment in lieu of fractional shares as provided in Section 4(e), shall be paid to the holder of any Xenith Certificates not surrendered until such Xenith Certificates are surrendered, as provided in this Section. Following such surrender, there shall be paid, without interest, to the Person in whose name the securities of Surviving Corporation have been registered, (A) at the time of such surrender or transfer, the amount of any cash payable in lieu of fractional shares to which such Person is entitled pursuant to Section 4(e) and the amount of all dividends or other distributions with a record date after the Effective Time previously paid or payable on the date of such surrender with respect to such securities, and (B) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time and prior to surrender or transfer and with a payment date subsequent to surrender or transfer payable with respect to such securities.

(f) Notwithstanding any provision contained in this Plan of Merger to the contrary, all shares of Xenith Common Stock outstanding immediately prior to the Effective Time held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such shares (“Dissenting Shares”) in accordance with the VSCA (a “Dissenting Holder”) shall not be converted into a right to receive any of the Xenith Merger Consideration, but shall, from and after the Effective Time, have only such rights as are afforded to the holders thereof by the provisions of Article 15 of the VSCA, unless such Dissenting Holder fails to perfect or withdraws or loses such Dissenting Holder’s right to appraisal, in which case such shares shall be treated as if they had been converted as of the Effective Time into the right to receive the portion of the Xenith Merger Consideration payable in respect of such shares pursuant to Section 4.

8. Adjustments and Determination of Exchange Ratio.

(a) If, during the period between the date of the Merger Agreement and the Effective Time, any change in the outstanding shares of capital stock of FBS or Xenith shall occur (other than changes resulting from an offering of Xenith Common Stock), including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, the FBS Merger Consideration, the Xenith Merger Consideration, the Cash Election Price and any other amounts payable pursuant to the Merger Agreement and, if applicable, their respective determinations shall be appropriately adjusted.

(b) The exchange ratio shall be an amount (carried out four decimal places) equal to the quotient of the Adjusted Xenith Book Value Per Share divided by the Cash Election Price (the “Exchange Ratio”). The “Adjusted Xenith Book Value Per Share” shall be equal to the Final Xenith Shareholders’ Equity divided by the number of shares of Xenith Common Stock outstanding immediately prior to the Effective Time.

9. Lost Certificates. If any Xenith Certificate or certificate evidencing FBS Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue, in exchange for such lost, stolen or destroyed certificate, the Xenith Merger Consideration or FBS Merger Consideration, as

the case may be, to be paid in respect of the FBS Shares or shares of Xenith Common Stock represented by such certificate, as contemplated by this Section 9.

10. Withholding Rights. Each of the Exchange Agent and Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Section 10 such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign Tax law. If the Exchange Agent or Surviving Corporation, as the case may be, so withholds amounts, such amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the FBS Shares, or Xenith Common Stock, as the case may be, in respect of which the Exchange Agent or Surviving Corporation, as the case may be, made such deduction and withholding.

11. Amendment. Subject to the terms of the Merger Agreement, this Plan of Merger may be amended by the Boards of Directors of FBS and Xenith at any time prior to the effective date of the Certificate of Merger; provided, however, that any amendment made subsequent to the approval of this Plan of Merger by the shareholders of FBS and Xenith shall not:

(a) alter or change the amount or kind of shares or other securities, eligible interests, obligations, rights to acquire shares, other securities or eligible interests, cash or other property or rights to be received under the plan by the shareholders;

(b) alter or change any of the other terms or conditions of this Plan of Merger if the change would adversely affect such shareholders in any material respect; or

(c) alter or change any term of the Articles of Incorporation of FBS or Xenith.

12. Abandonment. At any time prior to the Effective Time, the Merger may be abandoned, subject to the terms of the Merger Agreement, without further shareholder action in the manner determined by the Boards of Directors of FBS and Xenith. Written notice of such abandonment shall be filed with the SCC prior to the Effective Time.

13. Defined Terms. As used in this Plan of Merger, the following terms shall have the meaning set forth below:

(a) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(b) “FBS Shares” shall mean the shares of common stock, par value $3.20 per share, of FBS.

(c) “FBS Shareholder Meeting” shall mean a meeting of FBS shareholders duly called and held for the purpose of voting on the approval and adoption of the Merger Agreement and this Plan of Merger.

(d) “Final Xenith Shareholders’ Equity” shall mean Xenith’s total shareholders’ equity as of the Effective Time, as agreed upon by FBS and Xenith.

(e) “Governmental Entity” shall mean any foreign, federal, state or local court, administrative body or other governmental or quasi governmental entity with competent jurisdiction, or any agency, instrumentality or authority thereof, including, but not limited to, the Bureau of Financial Institutions of the SCC, the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, the Department of Housing and Urban Development, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Trade Commission and the Securities and Exchange Commission.

(f) “Joint Proxy Statement” shall mean the proxy or information statement to be filed by FBS in connection with the Merger and to be mailed to the FBS shareholders and to the Xenith shareholders in connection with the Shareholder Meetings.

(g) “Merger Agreement” shall mean the Agreement of Merger by and between FBS and Xenith, dated May 12, 2009.

(h) “Person” shall mean an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

(i) “Shareholder Meetings” shall mean, collectively, the FBS Shareholder Meeting and the Xenith Shareholder Meeting.

(j) “Taxes” shall mean (A) any tax, governmental fee or other like assessment or charge of any kind whatsoever (whether disputed or not and including, without limitation, withholding on amounts paid to or by any Person, estimated taxes, alternative or add-on minimum taxes), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (a “Taxing Authority”) responsible for the imposition of any such tax (domestic or foreign), and any liability for any of the foregoing as transferee, (B) liability for the payment of any amount of the type described in clause (A) as a result of being or having been before the Effective Time a member of an affiliated, consolidated, combined or unitary group, or a party to any agreement or arrangement, as a result of which liability of such Person to a Taxing Authority is determined or taken into account with reference to the activities of any other Person, and (C) liability for the payment of any amount as a result of being party to any Tax Sharing Agreement or with respect to the payment of any amount imposed on any Person of the type described in (A) or (B) as a result of any existing express or implied agreement or arrangement (including an indemnification agreement or arrangement).

(k) “Tax Sharing Agreement” shall mean all existing agreements or arrangements (whether or not written) binding a Person that provide for the allocation, apportionment, sharing or assignment of any Tax liability or benefit, or the transfer or assignment of income, revenues, receipts, or gains for the purpose of determining any Person’s Tax liability (excluding any indemnification agreement or arrangement pertaining to the sale or lease of assets or subsidiaries).

(l) “Xenith Shareholder Meeting” shall mean a meeting of Xenith shareholders duly called and held for the purpose of voting on the approval and adoption of the Merger Agreement and this Plan of Merger.

(m) “Xenith Warrants” shall mean the warrants outstanding to purchase an aggregate of 647,500 shares of Xenith Common Stock.

(n) “Xenith Warrant Agreements” shall mean Xenith’s 2009 Stock Warrant Agreement (Officers and Outside Directors) and Xenith’s 2009 Stock Warrant Agreement (BCP Fund).

Appendix 1

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

XENITH BANKSHARES, INC. (1)

(AS OF         , 2009)

ARTICLE I

The name of the Corporation is Xenith Bankshares, Inc.

[If shareholders of First Bankshares, Inc. do not approve Proposal II to amend the Articles of Incorporation of First Bankshares, Inc. to change the name of First Bankshares, Inc. to Xenith Bankshares, Inc., Article I of these Amended and Restated Articles of Incorporation will read as follows:

The name of the Corporation is First Bankshares, Inc.]

ARTICLE II

The purpose for which the Corporation is formed is to transact any or all lawful business, not required to be specifically stated in these Articles of Incorporation, for which corporations may be incorporated under the Virginia Stock Corporation Act, as amended from time to time.

ARTICLE III

    1. Authorized Shares. The total number of shares of capital stock that the Corporation shall have authority to issue is 125,000,000, of which 100,000,000 shares shall be shares of common stock, par value $1.00 per share (“Common Stock”), and of which 25,000,000 shares shall be of preferred stock, par value $1.00 per share (“Preferred Stock”).

[If shareholders of First Bankshares, Inc. do not approve Proposal III to amend the Articles of Incorporation of First Bankshares, Inc. to increase the number of authorized shares of common stock from 10 million to 100 million, and also do not approve Proposal IV to amend the Articles of Incorporation of First Bankshares, Inc. to authorize the issuance of up to 25 million shares of preferred stock, section 1 of Article III of these Amended and Restated Articles of Incorporation will read as follows:

1. Authorized Shares. The Corporation shall have authority to issue ten million (10,000,000) shares of common stock, par value $3.20 per share.]

[If shareholders of First Bankshares, Inc. approve Proposal III to amend the Articles of Incorporation of First Bankshares, Inc. to increase the number of authorized shares of common stock from 10 million to 100 million, but do not approve Proposal IV to amend the Articles of Incorporation of First Bankshares, Inc. to authorize the issuance of up to 25 million shares of preferred stock, section 1 of Article III of these Amended and Restated Articles of Incorporation will read as follows:

1. Authorized Shares. The Corporation shall have authority to issue one hundred million (100,000,000) shares of common stock, par value $1.00 per share (“Common Stock”).]

(1)	If shareholders of First Bankshares, Inc. do not approve Proposal II to amend the Articles of Incorporation of First Bankshares, Inc. to change the name of First Bankshares, Inc. to Xenith Bankshares, Inc., these Amended and Restated Articles of Incorporation will be titled as follows:

Amended and Restated Articles of Incorporation of First Bankshares, Inc.

[If shareholders of First Bankshares, Inc. do not approve Proposal III to amend the Articles of Incorporation of First Bankshares, Inc. to increase the number of authorized shares of common stock from 10 million to 100 million, but approve Proposal IV to amend the Articles of Incorporation of First Bankshares, Inc. to authorize the issuance of up to 25 million shares of preferred stock, section 1 of Article III of these Amended and Restated Articles of Incorporation will read as follows:

1. Authorized Shares. The total number of shares of capital stock that the Corporation shall have authority to issue is 35,000,000, of which 10,000,000 shares shall be shares of common stock, par value $3.20 per share (“Common Stock”), and of which 25,000,000 shares shall be of preferred stock, par value $1.00 per share (“Preferred Stock”).]

    2. Preferred Stock. The Board of Directors by filing articles of amendment may determine the preferences, limitations and relative rights, to the extent permitted by the Virginia Stock Corporation Act, of any class of shares of Preferred Stock before the issuance of any shares of that class, or of one or more series within a class before the issuance of any shares of that series. Each class or series shall be appropriately designated by a distinguishing designation prior to the issuance of any shares thereof. The Preferred Stock of all series shall have preferences, limitations and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of the series, with those of shares of other series of the same class.

[If shareholders of First Bankshares, Inc. do not approve Proposal IV to amend the Articles of Incorporation of First Bankshares, Inc. to authorize the issuance of up to 25 million shares of preferred stock, this section 2 of Article III of these Amended and Restated Articles of Incorporation will be deleted.]

    3. Common Stock.

(a) Subject to provisions of applicable law and any other provisions of these Articles of Incorporation or any amendment hereto, each share of Common Stock shall be entitled to one vote on all matters submitted to a vote at any meeting of shareholders.

(b) Subject to provisions of applicable law and any other provisions of these Articles of Incorporation or any amendment hereto, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation as may be declared by the Board of Directors from time to time.

ARTICLE IV

    1. The number of Directors constituting the Board of Directors shall be determined in accordance with the Corporation’s Bylaws.

    2. Directors may be removed by the shareholders only with cause.

[If shareholders of First Bankshares, Inc. do not approve Proposal VI to amend the Articles of Incorporation of First Bankshares, Inc. to establish “cause” as the sole standard for removing directors, Article IV of these Amended and Restated Articles of Incorporation will read as follows:

1. The number of Directors constituting the Board of Directors shall be determined in accordance with the Corporation’s Bylaws.]

ARTICLE V

Except as otherwise required by the Virginia Stock Corporation Act or by the Board of Directors acting pursuant to subsection D of Section 13.1-707 of the Virginia Stock Corporation Act (or any successor provision):

1.	the vote required to constitute any voting group’s approval of any corporate action, except the election of directors, an amendment or restatement of these Articles of Incorporation, a merger, a share exchange, a sale or other disposition of all or substantially all of the Corporation’s property otherwise than in the usual and regular course of business, or the dissolution of the Corporation, shall be a majority of all votes cast on the matter by such voting group at a meeting at which a quorum of such voting group exists;

2.	directors shall be elected by a plurality of the votes cast by shares entitled to vote in the election at a meeting at which a quorum is present; and

3.	the vote required to constitute approval of an amendment or restatement of these Articles of Incorporation, a merger, a share exchange, a sale or other disposition of all or substantially all of the Corporation’s property otherwise than in the usual and regular course of business or the dissolution of the Corporation shall be a majority of all votes entitled to be cast by each voting group entitled to vote on such action.

[If shareholders of First Bankshares, Inc. do not approve Proposal V to amend the Articles of Incorporation of First Bankshares, Inc. to amend certain shareholder voting requirements, Article V of these Amended and Restated Articles of Incorporation will read as follows:

An amendment of the Corporation’s articles of incorporation, a plan of merger or share exchange, a transaction involving the sale of all or substantially all of the Corporation’s assets other than in the regular course of business and a plan of dissolution shall be approved by the vote of a majority of all shareholders entitled to be cast in such transactions by each voting group entitled to vote on the transaction at a meeting at which a quorum of the voting group is present, provided that the transaction has been approved and recommended by at least two-thirds of the directors in office at the time of such approval and recommendation. If the transaction is not so approved and recommended by at least two-thirds of the directors in office, then the transaction shall be approved by the vote of 80% or more of all the votes entitled to be cast on such transaction by each voting group entitled to vote on the transaction.]

ARTICLE VI

    1. In this Article:

•	“applicant” means the person seeking indemnification pursuant to this Article.

•	“expenses” includes counsel fees.

•

“liability” means the obligation to pay a judgment, settlement, penalty, fine, including any excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding.

•	“party” includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

•	“proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

    2. In any proceeding brought by or in the right of the Corporation or brought by or on behalf of shareholders of the Corporation, no Director or officer of the Corporation shall be liable to the Corporation or its shareholders for monetary damages with respect to any transaction, occurrence or course of conduct, whether prior or subsequent to the effective date of this Article, except for liability resulting from such person’s having engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law.

    3. The Corporation shall indemnify (a) any person who was or is a party to any proceeding, including a proceeding brought by a shareholder in the right of the Corporation or brought by or on behalf of shareholders of the Corporation, by reason of the fact that he or she is or was a Director or officer of the Corporation, or (b) any Director or officer of the Corporation who is or was serving at the request of the Corporation as a Director, member, trustee, partner, manager, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability incurred by him or her in connection with any proceeding; unless, in either case, he or she engaged in willful misconduct or a knowing violation of the criminal law. A person is considered to be serving an employee benefit plan at the Corporation’s request if his or her duties to the Corporation also impose duties on, or otherwise involve services by, him or her to the plan or to participants in or beneficiaries of the plan. The Board of Directors is hereby empowered, by a majority vote of a quorum of disinterested Directors, to enter into a contract to indemnify any Director or officer in respect of any proceedings arising from any act or omission, whether occurring before or after the execution of such contract.

    4. The provisions of this Article shall be applicable to all proceedings commenced after the adoption hereof by the shareholders of the Corporation, arising from any act or omission, whether occurring before or after such adoption. No amendment or repeal of this Article shall have any effect on the rights provided under this Article with respect to any act or omission occurring prior to such amendment or repeal. The Corporation shall promptly take all such actions, and make all such determinations, as shall be necessary or appropriate to comply with its obligation to make any indemnity under this Article and shall promptly pay or reimburse all reasonable expenses, including counsel fees, incurred by any such Director or officer in connection with such actions and determinations or proceedings of any kind arising therefrom.

    5. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the applicant did not meet the standard of conduct described in section 2 or 3 of this Article.

    6. Any indemnification under section 3 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the applicant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in section 3 of this Article.

The determination shall be made:

(a) By the Board of Directors by a majority vote of a quorum consisting of Directors not at the time parties to the proceeding;

(b) If a quorum cannot be obtained under subsection (a) of this section, by majority vote of a committee duly designated by the Board of Directors (in which designation Directors who are parties to the proceeding may participate), consisting solely of two or more Directors not at the time parties to the proceeding; or

(c) By special legal counsel:

(i) Selected by the Board of Directors or its committee in the manner prescribed in subsection (a) or (b) of this section 6; or

(ii) If a quorum of the Board of Directors cannot be obtained under subsection (a) of this section 6 and a committee cannot be designated under subsection (b) of this section 6, selected by majority vote of the full Board of Directors, in which selection Directors who are parties to the proceeding may participate; or

(d) By the shareholders, but shares owned by or voted under the control of Directors who are at the time parties to the proceeding may not be voted on the determination.

Any evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is appropriate, except that if the determination is made by special legal counsel, such evaluation as to reasonableness of expenses shall be made by those entitled under subsection (c) of this section 6 to select special legal counsel.

Notwithstanding the foregoing, in the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to this Article shall be made by special legal counsel agreed upon by the Board of Directors and the applicant. If the Board of Directors and the applicant are unable to agree upon such special legal counsel the Board of Directors and the applicant each shall select a nominee, and the nominees shall select such special legal counsel.

    7. (a) The Corporation shall pay for or reimburse the reasonable expenses incurred by any applicant who is a party to a proceeding in advance of final disposition of the proceeding or the making of any determination under section 6 of this Article if the applicant furnishes the Corporation:

(i) a written statement of his or her good faith belief that he or she has met the standard of conduct described in section 3 of this Article; and

(ii) a written undertaking, executed personally or on his or her behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct.

(b) The undertaking required by paragraph (ii) of subsection (a) of this section 7 shall be an unlimited general obligation of the applicant but need not be secured and may be accepted without reference to financial ability to make repayment.

(c) Authorizations of payments under this section shall be made by the persons specified in section 6 of this Article.

    8. The Corporation may indemnify or contract to indemnify any person not specified in section 2 or 3 of this Article who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as Director, member, trustee, partner, manager, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in section 3 of this Article.

    9. The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, member, trustee, partner, manager, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by him or her in any such capacity or arising from his or her status as such, whether or not the Corporation would have power to indemnify him or her against such liability under the provisions of this Article.

    10. Every reference herein to Directors, members, trustees, partners, managers, officers, employees or agents shall include former Directors, members, trustees, partners, managers, officers, employees and agents and their respective heirs, executors and administrators. The indemnification hereby provided and provided hereafter pursuant to the power hereby conferred by this Article on the Board of Directors shall not be exclusive of any other rights to which any person may be entitled, including any right under policies of insurance that may be purchased and maintained by the Corporation or others, with respect to claims, issues or matters in relation to which the Corporation would not have the power to indemnify such person under the provisions of this Article. Such rights shall not prevent or restrict the power of the Corporation to make or provide for any further indemnity, or provisions for determining entitlement to indemnity, pursuant to one or more indemnification agreements, bylaws, or other arrangements (including, without limitation, creation of trust funds or security interests funded by letters of credit or other means) approved by the Board of Directors (whether or not any of the Directors of the Corporation shall be a party to or beneficiary of any such agreements, bylaws or arrangements); provided, however, that any provision of such agreements, bylaws or other arrangements shall not be effective if and to the extent that it is determined to be contrary to this Article or applicable laws of the Commonwealth of Virginia.

    11. Each provision of this Article shall be severable, and an adverse determination as to any such provision shall in no way affect the validity of any other provision.

[If shareholders of First Bankshares, Inc. do not approve Proposal VII to amend the Articles of Incorporation of First Bankshares, Inc. to revise the procedures for persons other than directors and officers seeking indemnification, section 6 of Article VI of these Amended and Restated Articles of Incorporation will be deleted.]

ANNEX C

May 12, 2009

The Board of Directors

First Bankshares, Inc.

3535 Bridge Road

Suffolk, VA 23439

Dear Members of the Board:

First Bankshares, Inc., Suffolk, Virginia. (“FBS”) and Xenith Corporation, Richmond, Virginia (“Xenith”) have entered into an Agreement of Merger dated May 12, 2009 (the “Agreement”) which provides for the investment of no less than $40.0 million in gross proceeds and the merger (the “Merger”) of Xenith into FBS, with FBS as the surviving corporation (the “Surviving Corporation”). Pursuant to the Agreement, among other things, each outstanding share of common stock, with a par value of $1.00 per share, of Xenith (the “Xenith Common Stock”) will be converted into the right to receive the number of shares of the Surviving Corporation’s common stock equal to one multiplied by the exchange ratio, and at the election of FBS shareholders, each share of FBS common stock will be converted into the right to receive (a) cash in the amount of $9.23 per share (the “Cash Election”), with no more than 25% (the “Cash Election Number”) of FBS shares outstanding opting for the Cash Election, and (b) one share of Surviving Corporation common stock, par value $1.00 per share (the “Non-Electing FBS Share”) for each FBS share not opting for the Cash Election. The Cash Election Number is subject to formulas and certain adjustments as set forth in the Agreement.

You have asked us for our opinion as to the fairness of the merger consideration, including the Exchange Ratio, pursuant to the Agreement, from a financial point of view to the holders of shares of FBS Common Stock.

For purposes of the opinion set forth herein, we have:

(i)	reviewed certain publicly available financial statements and other information of FBS and Xenith, respectively;

(ii)	reviewed certain internal financial statements and other financial and operating data concerning FBS and Xenith, including financial forecasts and profit plans for each company, prepared by the management of FBS and Xenith, respectively;

(iii)	discussed the past and current operations and financial condition and the prospects of FBS and Xenith, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, with senior executives of FBS and Xenith, respectively;

(iv)	reviewed the pro forma impact of the Merger on the Surviving Corporation’s earnings per share and consolidated capitalization;

(v)	reviewed the reported prices and trading activity for FBS common stock;

(vi)	compared the financial performance of FBS and Xenith and the prices and trading activity of FBS common stock, with that of certain other comparable publicly-traded companies and their securities;

(vii)	reviewed the financial terms, to the extent publicly available, of certain precedent transactions;

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(viii)	participated in discussions and negotiations among representatives of FBS and Xenith and their financial and legal advisors;

(ix)	reviewed the draft Agreement and certain related documents; and

(x)	considered such other factors and performed such other analyses as we have deemed appropriate.

We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to financial forecasts and profit plans, including certain strategic, financial and operational benefits anticipated from the Merger, we have assumed that they have been reasonably prepared on bases reflecting the best available estimates and judgments of the future financial performance of FBS and Xenith. We have assumed that the Merger will be consummated in accordance with the terms of the Merger Agreement. We have not made any independent valuation or appraisal of the assets or liabilities of FBS and Xenith, nor have we been furnished with any such appraisals and we have not made any independent examination of the loan loss reserves or examined any individual loan credit files of FBS and Xenith. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

Anderson & Strudwick, Inc., as part of its investment banking business, is continually engaged in the valuation of bank and bank holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, we have experience in, and knowledge of, the valuation of banking enterprises. In the ordinary course of our business as a broker-dealer, we may, from time to time purchase securities from, and sell securities to, FBS and Xenith, and as a market maker in securities, we may from time to time have a long or short position in, and buy or sell, debt or equity securities of FBS and Xenith for our own account and for the accounts of our customers. We have acted as financial advisor to the Board of Directors of FBS in connection with this transaction and will receive a fee for our services.
It is understood that this letter is for the information of the Board of Directors of FBS and may not be used for any other purpose without our prior written consent, except that this opinion may be included in its entirety in any filing made by FBS in respect of the Merger with the Securities and Exchange Commission. In addition, this opinion does not in any manner address the prices at which the Surviving Corporation’s common stock will trade following consummation of the Merger, and Anderson & Strudwick, Inc. expresses no opinion or recommendation as to how the shareholders of FBS should vote at the shareholders’ meeting held in connection with the Merger. Also, we provide no opinion regarding the tax status or implications of any shareholder, or FBS or Xenith, as part of this opinion and have relied solely upon the disclosure of FBS and Xenith counsel, respectively, provided as part of this Merger.

Based on and subject to the foregoing, we are of the opinion on the date hereof that the merger consideration, including the Exchange Ratio, pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of FBS common stock.

Very truly yours,

ANDERSON & STRUDWICK, INC.

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ANNEX D

Virginia Stock Corporation Act

Article 15

Appraisal Rights and Other Remedies

§ 13.1-729. Definitions.

In this article:

“Affiliate” means a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive officer thereof.

“Beneficial shareholder” means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf.

“Corporation” means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered by §§ 13.1-734 through 13.1-740, includes the surviving entity in a merger.

“Fair value” means the value of the corporation’s shares determined:

a.	Immediately before the effectuation of the corporate action to which the shareholder objects;

b.	Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

c.	Without discounting for lack of marketability or minority status except, if appropriate, for amendments to the articles pursuant to subdivision A 5 of § 13.1-730.

“Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

“Interested transaction” means a corporate action described in subsection A of § 13.1-730, other than a merger pursuant to § 13.1-719 or 13.1-719.1, involving an interested person in which any of the shares or assets of the corporation are being acquired or converted. As used in this definition:

1.	“Beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares; except that a member of a national securities exchange is not deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because the member is the record holder of the securities if the member is precluded by the rules of the exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby is deemed to have acquired beneficial ownership, as of the date of the agreement, of all voting shares of the corporation beneficially owned by any member of the group.

2.	“Interested person” means a person, or an affiliate of a person, who at any time during the one-year period immediately preceding approval by the board of directors of the corporate action:

a.	Was the beneficial owner of 20% or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if the offer was made within one year prior to the corporate action for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action;

b.	Had the power, contractually or otherwise, to cause the appointment or election of 25% or more of the directors to the board of directors of the corporation; or

c.	Was a senior executive officer or director of the corporation or a senior executive officer of any affiliate thereof, and that senior executive officer or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

(1)	Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

(2)	Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in § 13.1-691; or

(3)	In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

“Preferred shares” means a class or series of shares whose holders have preference over any other class or series of shares with respect to distributions.

“Record shareholder” means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

“Senior executive officer” means the chief executive officer, chief operating officer, chief financial officer and anyone in charge of a principal business unit or function.

“Shareholder” means both a record shareholder and a beneficial shareholder.

(1985, c. 522; 1992, c. 575; 2005, c. 765; 2007, c. 165)

§ 13.1-730. Right to appraisal.

A.	A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions:

1.	Consummation of a merger to which the corporation is a party (i) if shareholder approval is required for the merger by § 13.1-718 and the shareholder is entitled to vote on the merger, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger, or (ii) if the corporation is a subsidiary and the merger is governed by § 13.1-719;

2.	Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

3.	Consummation of a disposition of assets pursuant to § 13.1-724 if the shareholder is entitled to vote on the disposition;

4.	An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created; or

5.	Any other amendment to the articles of incorporation, merger, share exchange or disposition of assets to the extent provided by the articles of incorporation, bylaws or a resolution of the board of directors.

B.	Notwithstanding subsection A, the availability of appraisal rights under subdivisions A 1 through A 4 shall be limited in accordance with the following provisions:

1.	Appraisal rights shall not be available for the holders of shares of any class or series of shares that is:

a.	A covered security under § 18(b)(1)(A) or (B) of the federal Securities Act of 1933, as amended;

b.	Traded in an organized market and has at least 2,000 shareholders and a market value of at least $20 million, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial shareholders owning more than 10 percent of such shares; or

c.	Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and may be redeemed at the option of the holder at net asset value.

2.	The applicability of subdivision 1 of this subsection shall be determined as of:

a.	The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

b.	The day before the effective date of such corporate action if there is no meeting of shareholders.

3.	Subdivision 1 of this subsection shall not be applicable and appraisal rights shall be available pursuant to subsection A for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subdivision 1 of this subsection at the time the corporate action becomes effective.

4.	Subdivision 1 of this subsection shall not be applicable and appraisal rights shall be available pursuant to subsection A for the holders of any class or series of shares where the corporate action is an interested transaction.

C.	Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within one year of that date if such action would otherwise afford appraisal rights.

(Code 1950, §§ 13-85, 13.1-75, 13.1-78; 1956, c. 428; 1968, c. 733; 1972, c. 425; 1975, c. 500; 1984, c. 613; 1985, c. 522; 1986, c. 540; 1988, c. 442; 1990, c. 229; 1992, c. 575; 1996, c. 246; 1999, c. 288; 2005, c. 765; 2007, c. 165.)

§ 13.1-731. Assertion of rights by nominees and beneficial owners.

A.	A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

B.	A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

1.	Submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in subdivision B 2 b of § 13.1-734; and

2.	Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

(Code 1950, §§ 13-85, 13.1-75, 13.1-78; 1956, c. 428; 1968, c. 733; 1972, c. 425; 1975, c. 500; 1984, c. 613; 1985, c. 522; 2005, c. 765.)

§ 13.1-732. Notice of appraisal rights.

A.	Where any corporate action specified in subsection A of § 13.1-730 is to be submitted to a vote at a shareholders’ meeting, the meeting notice shall state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this article.

If the corporation concludes that appraisal rights are or may be available, a copy of this article and a statement of the corporation’s position as to the availability of appraisal rights shall accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

B.	In a merger pursuant to § 13.1-719, the parent corporation shall notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice shall be sent within 10 days after the corporate action became effective and include the materials described in § 13.1-734.

C.	Where any corporate action specified in subsection A of § 13.1-730 is to be approved by written consent of the shareholders pursuant to § 13.1-657:

1.	Written notice that appraisal rights are, are not, or may be available must be given to each record shareholder from whom a consent is solicited at the time consent of such shareholder is first solicited and, if the corporation has concluded that appraisal rights are or may be available, must be accompanied by a copy of this article; and

2.	Written notice that appraisal rights are, are not, or may be available must be delivered together with the notice to nonconsenting and nonvoting shareholders required by subsections E and F of § 13.1-657, may include the materials described in § 13.1-734, and, if the corporation has concluded that appraisal rights are or may be available, must be accompanied by a copy of this article.

D.	Where corporate action described in subsection A of § 13.1-730 is proposed, or a merger pursuant to § 13.1-719 is effected, the notice referred to in subsection A or C, if the corporation concludes that appraisal rights are or may be available, and in subsection B shall be accompanied by:

1.	The annual financial statements specified in subsection A of § 13.1-774 of the corporation that issued the shares that may be subject to appraisal, which shall be as of a date ending not more than 16 months before the date of the notice and shall comply with subsection B of § 13.1-774; provided that, if such annual financial statements are not reasonably available, the corporation shall provide reasonably equivalent financial information; and

2.	The latest available quarterly financial statements of such corporation, if any.

E.	The right to receive the information described in subsection D may be waived in writing by a shareholder before or after the corporate action.

(1985, c. 522; 2005, c. 765; 2007, c. 165.)

§ 13.1-733. Notice of intent to demand payment.

A.	If a corporate action specified in subsection A of § 13.1-730 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

1.	Must deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and

2.	Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

B.	If a corporate action specified in subsection A of § 13.1-730 is to be approved by less than unanimous written consent, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares may not execute a consent in favor of the proposed action with respect to that class or series of shares.

C.	A shareholder who fails to satisfy the requirements of subsection A or subsection B is not entitled to payment under this article.

(Code 1950, §§ 13-85, 13.1-75, 13.1-78; 1956, c. 428; 1968, c. 733; 1972, c. 425; 1975, c. 500; 1984, c. 613; 1985, c. 522; 2005, c. 765; 2007, c. 165.)

§ 13.1-734. Appraisal notice and form.

A.	If proposed corporate action requiring appraisal rights under § 13.1-730 becomes effective, the corporation shall deliver a written appraisal notice and form required by subdivision B 1 to all shareholders who satisfied the requirements of § 13.1-733. In the case of a merger under § 13.1-719, the parent corporation shall deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

B.	The appraisal notice shall be sent no earlier than the date the corporate action specified in subsection A of § 13.1-730 became effective and no later than 10 days after such date and shall:

1.	Supply a form that (i) specifies the first date of any announcement to shareholders made prior to the date the corporate action became effective of the principal terms of the proposed corporate action, (ii) if such announcement was made, requires the shareholder asserting appraisal rights certify whether beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date, and (iii) requires the shareholder asserting appraisal rights to certify that such shareholder did not vote for or consent to the transaction;

2.	State:

a.	Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subdivision 2 b of this subsection;

b.	A date by which the corporation must receive the form which date may not be fewer than 40 nor more than 60 days after the date the subsection A appraisal notice and form were sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;

c.	The corporation’s estimate of the fair value of the shares;

d.	That, if requested in writing, the corporation will provide, to the shareholder so requesting, within 10 days after the date specified in subdivision 2 b of this subsection, the number of shareholders who returned the form by the specified date and the total number of shares owned by them; and

e.	The date by which the notice to withdraw under § 13.1-735.1 must be received, which date must be within 20 days after the date specified in subdivision 2 b of this subsection; and

3.	Be accompanied by a copy of this article.

(Code 1950, §§ 13-85, 13.1-75, 13.1-78; 1956, c. 428; 1968, c. 733; 1972, c. 425; 1975, c. 500; 1984, c. 613; 1985, c. 522; 2005, c. 765; 2007, c. 165.)

§ 13.1-735.

Repealed by Acts 2005, c. 765, cl. 2.

§ 13.1-735.1. Perfection of rights; right to withdraw.

A.	A shareholder who receives notice pursuant to § 13.1-734 and who wishes to exercise appraisal rights must complete, sign, and return the form sent by the corporation and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to subdivision B 2 b of § 13.1-734. If the form requires the shareholder to certify whether the beneficial owner of such shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to subdivision B 1 of § 13.1-734, and the shareholder fails to make the certification, the corporation may elect to treat the shareholder’s shares as after-acquired shares under § 13.1-738. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the signed form, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection B.

B.	A shareholder who has complied with subsection A may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to subdivision B 2 e of § 13.1-734. A shareholder who fails to withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

C.	A shareholder who does not sign and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates where required, each by the date set forth in the notice described in subsection B of § 13.1-734, shall not be entitled to payment under this article.

(2005, c. 765; 2007, c. 165.)

§ 13.1-736.

Repealed by Acts 2005, c. 765, cl. 2.

§ 13.1-737. Payment.

A.	Except as provided in § 13.1-738, within 30 days after the form required by subsection B 2 b of § 13.1-734 is due, the corporation shall pay in cash to those shareholders who complied with subsection A of § 13.1-735.1 the amount the corporation estimates to be the fair value of their shares plus interest.

B.	The payment to each shareholder pursuant to subsection A shall be accompanied by:

1.	The (i) annual financial statements specified in subsection A of § 13.1-774 of the corporation that issued the shares to be appraised, which shall be as of a date ending not more than 16 months before the date of payment and shall comply with subsection B of § 13.1-774; provided that, if such annual financial statements are not available, the corporation shall provide reasonably equivalent information, and (ii) the latest available quarterly financial statements of such corporation, if any;

2.	A statement of the corporation’s estimate of the fair value of the shares, which estimate shall equal or exceed the corporation’s estimate given pursuant to subdivision B 2 c of § 13.1-734; and

3.	A statement that shareholders described in subsection A have the right to demand further payment under § 13.1-739 and that if any such shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this article.

(Code 1950, §§ 13-85, 13.1-75, 13.1-78; 1956, c. 428; 1968, c. 733; 1972, c. 425; 1975, c. 500; 1984, c. 613; 1985, c. 522; 2005, c. 765; 2007, c. 165.)

§ 13.1-738. After-acquired shares.

A.	A corporation may elect to withhold payment required by § 13.1-737 from any shareholder who was required to, but did not certify that beneficial ownership of all of the shareholder’s shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to subdivision B 1 of § 13.1-734.

B.	If the corporation elected to withhold payment under subsection A, it shall, within 30 days after the form required by subdivision B 2 b of § 13.1-734 is due, notify all shareholders who are described in subsection A:

1.	Of the information required by subdivision B 1 of § 13.1-737;

2.	Of the corporation’s estimate of fair value pursuant to subdivision B 2 of § 13.1-737 and its offer to pay such value plus interest;

3.	That they may accept the corporation’s estimate of fair value plus interest in full satisfaction of their demands or demand for appraisal under § 13.1-739;

4.	That those shareholders who wish to accept such offer must so notify the corporation of their acceptance of the corporation’s offer within 30 days after receiving the offer; and

5.	That those shareholders who do not satisfy the requirements for demanding appraisal under § 13.1-739 shall be deemed to have accepted the corporation’s offer.

C.	Within 10 days after receiving a shareholder’s acceptance pursuant to subsection B, the corporation shall pay in cash the amount it offered under subdivision B 2 to each shareholder who agreed to accept the corporation’s offer in full satisfaction of the shareholder’s demand.

D.	Within 40 days after sending the notice described in subsection B, the corporation shall pay in cash the amount it offered to pay under subdivision B 2 to each shareholder described in subdivision B 5.

(1985, c. 522; 2005, c. 765; 2007, c. 165.)

§ 13.1-739. Procedure if shareholder dissatisfied with payment or offer.

A.	A shareholder paid pursuant to § 13.1-737 who is dissatisfied with the amount of the payment must notify the corporation in writing of that shareholder’s stated estimate of the fair value of the shares and demand payment of that estimate plus interest (less any payment under § 13.1-737). A shareholder offered payment under § 13.1-738 who is dissatisfied with that offer must reject the offer and demand payment of the shareholder’s estimate of the fair value of the shares plus interest.

B.	A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection A within 30 days after receiving the corporation’s payment or offer of payment under § 13.1-737 or 13.1-738, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

(Code 1950, §§ 13-85, 13.1-75, 13.1-78; 1956, c. 428; 1968, c. 733; 1972, c. 425; 1975, c. 500; 1984, c. 613; 1985, c. 522; 2005, c. 765.)

§ 13.1-740. Court action.

A.	If a shareholder makes a demand for payment under § 13.1-739 that remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to § 13.1-737 plus interest.

B.	The corporation shall commence the proceeding in the circuit court of the city or county where the corporation’s principal office, or, if none in the Commonwealth, where its registered office, is located. If the corporation is a foreign corporation without a registered office in the Commonwealth, it shall commence the proceeding in the circuit court of the city or county in the Commonwealth where the principal office, or, if none in the Commonwealth, where the registered office of the domestic corporation merged with the foreign corporation was located at the time the transaction became effective.

C.	The corporation shall make all shareholders, whether or not residents of the Commonwealth, whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

D.	The corporation may join as a party to the proceeding any shareholder who claims to have demanded an appraisal but who has not, in the opinion of the corporation, complied with the provisions of this article. If the court determines that a shareholder has not complied with the provisions of this article, that shareholder shall be dismissed as a party.

E.	The jurisdiction of the court in which the proceeding is commenced under subsection B is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them, or in any amendment to it. The shareholders demanding appraisal are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

F.	Each shareholder made a party to the proceeding is entitled to judgment (i) for the amount, if any, by which the court finds the fair value of the shareholder’s shares plus interest exceeds the amount paid by the corporation to the shareholder for such shares or (ii) for the fair value plus interest of the shareholder’s shares for which the corporation elected to withhold payment under § 13.1-738.

(Code 1950, §§ 13-85, 13.1-75, 13.1-78; 1956, c. 428; 1968, c. 733; 1972, c. 425; 1975, c. 500; 1984, c. 613; 1985, c. 522; 2005, c. 765.)

§ 13.1-741. Court costs and counsel fees.

A.	The court in an appraisal proceeding commenced under § 13.1-740 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this article.

B.	The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

1.	Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of § 13.1-732, 13.1-734, 13.1-737 or 13.1-738; or

2.	Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this article.

C.	If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

D.	To the extent the corporation fails to make a required payment pursuant to § 13.1-737, 13.1-738 or 13.1-739, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

(Code 1950, §§ 13-85, 13.1-75, 13.1-78; 1956, c. 428; 1968, c. 733; 1972, c. 425; 1975, c. 500; 1984, c. 613; 1985, c. 522; 2005, c. 765.)

§ 13.1-741.1. Limitations on other remedies for fundamental transactions.

A.	Except for action taken before the Commission pursuant to § 13.1-614 or as provided in subsection B, the legality of a proposed or completed corporate action described in subsection A of § 13.1-730 may not be contested, nor may the corporate action be enjoined, set aside or rescinded, in a legal or equitable proceeding by a shareholder after the shareholders have approved the corporate action.

B.	Subsection A does not apply to a corporate action that:

1.	Was not authorized and approved in accordance with the applicable provisions of:

a.	Article 11 (§ 13.1-705 et seq.), Article 12 (§ 13.1-715.1 et seq.), or Article 13 (§ 13.1-723 et seq.);

b.	The articles of incorporation or bylaws; or

c.	The resolutions of the board of directors authorizing the corporate action;

2.	Was procured as a result of fraud, a material misrepresentation, or an omission of a material fact necessary to make statements made, in light of the circumstances in which they were made, not misleading;

3.	Is an interested transaction, unless it has been authorized, approved or ratified by the board of directors in the same manner as is provided in subsection B of § 13.1-691 and has been authorized, approved or ratified by the shareholders in the same manner as is provided in subsection C of § 13.1-691 as if the interested transaction were a director’s conflict of interests transaction; or

4.	Is adopted or taken by less than unanimous consent of the voting shareholders pursuant to § 13.1-657 if:

a.	The challenge to the corporate action is brought by a shareholder who did not consent and as to whom notice of the adoption or taking of the corporate action was not effective at least 10 days before the corporate action was effected; and

b.	The proceeding challenging the corporate action is commenced within 10 days after notice of the adoption or taking of the corporate action is effective as to the shareholder bringing the proceeding.

C.	Any remedial action with respect to corporate action described in subsection A of § 13.1-730 shall not limit the scope of, or be inconsistent with, any provision of § 13.1-614.

(2007, c. 165; 2008, c. 91.)

ANNEX E

FBS VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of May 12, 2009 among Xenith Corporation, a Virginia corporation (“Xenith”), and each of the undersigned, a list of which is set forth on Exhibit A attached hereto (each, a “Shareholder”).

WHEREAS, in order to induce Xenith to enter into an Agreement of Merger, dated as of the date hereof (the “Merger Agreement”), between First Bankshares, Inc., a Virginia bank holding company (“FBS”), and Xenith, Xenith has requested each Shareholder, and each Shareholder has agreed, to enter into this Agreement with respect to all shares of common stock, par value $3.20 per share, of FBS that such Shareholder beneficially owns and either (i) holds jointly with another Shareholder, (ii) holds through an investment entity over which such Shareholder has sole or shared control or (iii) with respect to which such Shareholder has sole voting power (with respect to each Shareholder, the “Shares”) (as used herein, the term “Shares” shall mean (A) all securities of FBS (including all shares of FBS capital stock and all options, warrants and other rights to acquire shares of FBS capital stock) owned by a Shareholder as of the date of this Agreement and either (i) held jointly with another Shareholder, (ii) held through an investment entity over which such Shareholder has sole or shared control or (iii) with respect to which such Shareholder has sole voting power, all as indicated on the signature page hereto, and (B) all additional securities of FBS (including all additional shares of FBS capital stock and all additional options, warrants and other rights to acquire shares of FBS capital stock) of which a Shareholder acquires beneficial ownership during the period commencing on the execution and delivery of this Agreement until termination of this Agreement in accordance with Section 5.02 hereof, but excluding in either case any Shares Transferred (as defined below) by a Shareholder to any Person (other than another Shareholder) in accordance with the terms of this Agreement).

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

GRANT OF PROXY; VOTING AGREEMENT

Section 1.01. Voting Agreement. Unless Xenith is in material default with respect to any covenant, representation, warranty or agreement with respect to it contained in the Merger Agreement or unless, pursuant to Section 7.04(b) of the Merger Agreement, the Board of Directors of FBS has failed to make, withheld, withdrawn, qualified or modified (or publicly proposed or resolved to do the foregoing), in a manner adverse to Xenith, its recommendation to FBS shareholders referred to in Section 9.02 of the Merger Agreement (any of the foregoing, a “Suspension Event”), (a) each Shareholder hereby agrees to vote or exercise its right to consent with respect to all Shares that such Shareholder is entitled to vote at the time of any vote or action by written consent to approve and adopt the Merger Agreement, the Merger, the Plan of Merger and all agreements related to the Merger and any actions related thereto at any meeting of the shareholders of FBS, and at any adjournment thereof, at which such Merger Agreement, Plan of Merger and other related agreements (or any amended version thereof), or such other actions, are submitted for the consideration and vote of the shareholders of FBS; and (b) each Shareholder hereby agrees that, for so long as this Agreement is in effect, it will not vote any Shares in favor of, or consent to, and will vote such Shares against and not consent to, the approval of any (i) Acquisition Proposal, (ii) reorganization, recapitalization, liquidation or winding-up of FBS or any other extraordinary transaction involving FBS, other than to vote in favor of, or consent to, the Merger Agreement, the Merger and the Plan of Merger, (iii) corporate action the consummation of which may frustrate the purposes, or prevent or delay the consummation of, the transactions contemplated by the Merger Agreement or (iv) other matter relating to, or in connection with, any of the foregoing matters. The voting agreement set forth in this Section 1.01 shall not apply to any

Shares for which the Shareholder exercises voting power solely in a fiduciary capacity (other than as a fiduciary of a personal trust for the benefit of the Shareholder or any relative of the Shareholder).

Section 1.02. Irrevocable Proxy. Each Shareholder hereby revokes any and all previous proxies granted with respect to such Shareholder’s Shares. By entering into this Agreement, each Shareholder hereby grants a proxy appointing Xenith as such Shareholder’s attorney-in-fact and proxy, with full power of substitution, for and in such Shareholder’s name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner contemplated by Section 1.01 above as Xenith or its proxy or substitute shall, in Xenith’s sole discretion, deem proper with respect to such Shareholder’s Shares; provided that a Suspension Event shall not have occurred. The proxy granted by each Shareholder pursuant to this Article 1 is irrevocable and is granted in consideration of Xenith entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. The proxy granted by each Shareholder shall be revoked upon termination of this Agreement in accordance with its terms.

Section 1.03. No Ownership Interest. Except as set forth in Section 1.02, nothing contained in this Agreement shall be deemed to vest in Xenith any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain and belong to the Shareholders, and Xenith shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of FBS or exercise any power or authority to direct the Shareholders in the voting of any of the Shares, except as set forth in Section 1.02 or as otherwise expressly provided herein, or the performance of its duties or responsibilities as a shareholder of FBS.

Section 1.04. Other Agreements. Prior to the termination of this Agreement in accordance with Section 5.02 hereof, each of the Shareholders shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with this Article 1.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

Each Shareholder severally represents and warrants to Xenith that:

Section 2.01. Authorization. Such Shareholder has duly executed and delivered this Agreement and the execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby are within the powers and legal capacity of such Shareholder and have been duly authorized by all necessary action. Assuming due authorization, execution and delivery by Xenith, this Agreement is a valid and binding agreement of such Shareholder.

Section 2.02. Non-Contravention. The execution, delivery and performance by such Shareholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (ii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Shareholder is entitled under any provision of any agreement or other instrument binding on such Shareholder or (iii) result in the imposition of any Lien on any asset of such Shareholder.

Section 2.03. Ownership of Shares. Such Shareholder is the record and beneficial owner of such Shareholder’s Shares, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of such Shares). None of such Shareholder’s Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.

Section 2.04. Total Shares. Except for the Shares and the options to acquire Shares set forth on the signature page hereto, such Shareholder does not beneficially own and have sole voting power with respect to any (i) shares of capital stock or voting securities of FBS, (ii) securities of FBS convertible into or exchangeable for shares of capital stock or voting securities of FBS or (iii) options or other rights to acquire from FBS any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of FBS.

Section 2.05. Finder’s Fees. Except as provided in Section 5.16 of the Merger Agreement, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from FBS in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Shareholder.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF XENITH

Xenith represents and warrants to each Shareholder that:

Section 3.01 Valid Existence; Authorization. Xenith is duly incorporated as a corporation, validly existing and in good standing under the laws of the Commonwealth of Virginia and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on, in all material respects, its business as now conducted. The execution, delivery and performance by Xenith of this Agreement and the consummation by Xenith of the transactions contemplated hereby are within the corporate powers of Xenith and have been duly authorized by all necessary corporate action on the part of Xenith. This Agreement has been duly and validly authorized, executed and delivered by Xenith and constitutes a valid and binding agreement of Xenith (assuming the due authorization, execution and delivery hereof by the Shareholders).

Section 3.02 Non-Contravention. The execution, delivery and performance by Xenith of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (ii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Xenith is entitled under any provision of any agreement or other instrument binding on Xenith or (iii) result in the imposition of any Lien on any asset of Xenith.

ARTICLE 4

COVENANTS OF THE SHAREHOLDERS

Each Shareholder hereby severally covenants and agrees that so long as this Agreement is in effect:

Section 4.01. No Proxies for or Encumbrances on Shares. Except pursuant to the terms of this Agreement, such Shareholder shall not, without the prior written consent of Xenith, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any of such Shareholder’s Shares or (ii) acquire or, to the extent the Shareholder has sole investment power over any or all of such Shareholder’s Shares, Transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect acquisition or Transfer, encumbrance or other disposition of, any Shares, prior to the termination of this Agreement. Such Shareholder shall not seek or solicit any such acquisition or Transfer, encumbrance or other disposition or any such contract, option or other arrangement or understanding and agrees to notify Xenith promptly, and to provide all details requested by Xenith, if such Shareholder shall be approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing. In the event that pursuant to Section 7.04(b)(i) of the Merger Agreement the Board of Directors of FBS engages in negotiations or discussions with a Third Party that has made a bona fide unsolicited Acquisition Proposal that the Board of Directors of FBS reasonably believes will lead to a Superior Proposal, subject to compliance by FBS with the terms of the Merger Agreement, including without limitation Section 7.04 thereof, and subject to compliance by such Shareholder with the terms of this Agreement, nothing in the immediately preceding sentence shall prohibit such Shareholder from engaging in negotiations or discussions with such Third Party regarding such Shareholder entering into (concurrently with or subsequent to the termination of the Merger Agreement pursuant to Section 11.01(d)(i) thereof) (i) a voting agreement, (ii) an agreement with respect to granting a proxy or (iii) an agreement with respect to the sale of such Shareholder’s Shares, in each case with respect to such Acquisition Proposal. As used herein, the term “Transfer” shall mean, with respect to any security, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the gift or other disposition of such security (excluding transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof.

Section 4.02. Other Offers. Subject to Section 5.11, such Shareholder shall not directly or indirectly take any action that is prohibited under Section 7.04 of the Merger Agreement with respect to actions to be taken by FBS. Such Shareholder will promptly advise and update Xenith after receipt by such Shareholder of an Acquisition Proposal in accordance with the notice provisions applicable to FBS as set forth in Section 7.04 of the Merger Agreement.

Section 4.03. Stop Transfer. Each Shareholder agrees with, and covenants to, Xenith that such Shareholder will not request that FBS register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares, unless such transfer is made in compliance with this Agreement or to FBS.

ARTICLE 5

MISCELLANEOUS

Section 5.01. Further Assurances. Xenith and each Shareholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

Section 5.02. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the earliest of (a) the Effective Time, (b) termination of the Merger Agreement in accordance with its terms and (c) written notice of termination of this Agreement by Xenith to the Shareholders, and all rights or obligations of the parties under this Agreement shall immediately terminate, except as provided in Section 5.11 hereof.

Section 5.03. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.04. Successors and Assigns; Obligations of Shareholders. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Xenith may transfer or assign its rights and obligations to any Affiliate of Xenith.

Section 5.05. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia.

Section 5.06. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective as between Xenith, on the one hand, and a Shareholder, on the other hand, when each such party shall have received counterparts hereof signed by each such other party.

Section 5.07. Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 5.08. Specific Performance; Injunctive Relief. The parties hereto agree that Xenith would suffer irreparable damage and that there will be no adequate remedy at law in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, injunctive relief and any other remedy to which they are entitled at law or in equity.

Section 5.09. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

Section 5.10. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to Xenith, to the appropriate address for notice thereto set forth in the Merger Agreement and (ii) if to a Shareholder, to the appropriate address set forth underneath such Shareholder’s name on the signature pages hereto.

Section 5.11. Shareholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of FBS makes any agreement or understanding herein in his capacity as such director or officer. Each Shareholder signs solely in his capacity as the record holder and beneficial owner of such Shareholder’s Shares and nothing in this Agreement shall limit or affect any actions taken by any Shareholder in his capacity as an officer or director of FBS. This Section 5.11 shall survive termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

XENITH CORPORATION

By:	/s/ T. Gaylon Layfield, III
Name:	T. Gaylon Layfield, III
Title:	President and Chief Executive Officer

/s/ Larry L. Felton
Larry L. Felton

/s/ Ruth R. Felton
Name:	Ruth R. Felton
Spouse of Mr. Felton, if executing

Number of Shares with regard to which Mr. Felton has sole voting power: 23,413

Number of Shares held jointly with spouse: 9,488

Number of Options: 9,020

/s/ James E. Turner, Jr.
James E. Turner, Jr.

/s/ Elizabeth N. Turner
Name:	Elizabeth N. Turner
Spouse of Mr. Turner, if executing

Number of Shares with regard to which Mr. Turner has sole voting power: 42,642

Number of Shares held jointly with spouse: 38,775

Number of Options: 9,020

/s/ Peter C. Jackson
Peter C. Jackson

JACKSON INVESTMENTS, LLC

/s/ Peter C. Jackson
Name:	Peter C. Jackson
Title:	Managing Member

JACKSON FAMILY INVESTMENTS, LLC

/s/ Peter C. Jackson
Name:	Peter C. Jackson
Title:	Managing Member

Number of Shares with regard to which Mr. Jackson has sole voting power: 688

Number of Shares held by investment entities in which Mr. Jackson has sole or shared control: 100,547

Number of Options: 9,020

/s/ Darrell G. Swanigan
Darrell G. Swanigan

/s/ Sonja C. Swanigan
Name:	Sonja C. Swanigan
Spouse of Mr. Swanigan, if executing

Number of Shares with regard to which Mr. Swanigan has sole voting power: 6,069

Number of Shares held jointly with spouse: 3,438

Number of Options: 15,400

/s/ Jonie N. Mansfield
Jonie N. Mansfield

/s/ Jennifer M. Traugott
Name:	Jennifer M. Traugott
Daughter of Ms. Mansfield, if executing

Number of Shares with regard to which Ms. Mansfield has sole voting power: 11,100

Number of Shares held jointly with daughter: 344

Number of Options: 9,020

/s/ Robert M. Moore, Jr.
Robert M. Moore, Jr.

/s/ Connie C. Moore
Name:	Connie C. Moore
Spouse of Mr. Moore, if executing

Number of Shares with regard to which Mr. Moore has sole voting power: 550

Number of Shares held jointly with spouse: 8,558

Number of Options: 0

/s/ Clinton L. Varner
Clinton L. Varner

/s/ June R. Varner
Name:	June R. Varner
Spouse of Mr. Varner, if executing

Number of Shares with regard to which Mr. Varner has sole voting power: 935

Number of Shares held jointly with spouse: 49,940

Number of Options: 6,270

/s/ Jack W. Webb
Jack W. Webb

Number of Shares with regard to which Mr. Webb has sole voting power: 18,943

Number of Options: 9,020

/s/ Clay K. White
Clay K. White

/s/ Susan B. White
Name:	Susan White
Spouse of Mr. White, if executing

Number of Shares with regard to which Mr. White has sole voting power: 935

Number of Shares held jointly with spouse: 45,551

Number of Options: 6,270

/s/ James R. A. Stanley, Jr.
James R. A. Stanley, Jr.

/s/ Sherry L. Stanley
Name:	Sherry L. Stanley
Spouse of Mr. Stanley, if executing

Number of Shares with regard to which Mr. Stanley has sole voting power: 0

Number of Shares held jointly with spouse: 1,348

Number of Options: 9,075

/s/ Keith B. Hawkins
Keith B. Hawkins

Number of Shares with regard to which Mr. Hawkins has sole voting power: 16,186

Number of Options: 0

Exhibit A

SHAREHOLDERS

Larry L. Felton

Ruth R. Felton

James E. Turner

Elizabeth N. Turner

Peter C. Jackson

Jackson Investments, LLC

Jackson Family Investments, LLC

Darrell G. Swanigan

Sonja C. Swanigan

Jonie N. Mansfield

Jennifer M. Traugott

Robert M. Moore, Jr.

Connie C. Moore

Clinton L. Varner

June R. Varner

Jack W. Webb, Jr.

Clay K. White

Susan White

James R. A. Stanley, Jr.

Sherry L. Stanley

Keith B. Hawkins

ANNEX F

XENITH VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of May 12, 2009 by and among First Bankshares, Inc., a Virginia bank holding company incorporated pursuant to the Virginia Stock Corporation Act (“FBS”), and T. Gaylon Layfield, III and BCP Fund I Virginia Holdings, LLC (each of the foregoing persons, a “Shareholder”).

WHEREAS, in order to induce FBS to enter into an Agreement of Merger, dated as of the date hereof (the “Merger Agreement”), between FBS and Xenith Corporation, a Virginia corporation (“Xenith”), FBS has requested each Shareholder, and each Shareholder has agreed, to enter into this Agreement with respect to all shares of common stock, par value $1.00 per share, of Xenith that such Shareholder beneficially owns (with respect to each Shareholder, the “Shares”) (as used herein, the term “Shares” shall mean (i) all securities of Xenith (including all shares of Xenith capital stock and all options, warrants and other rights to acquire shares of Xenith capital stock) owned by any of the Shareholders as of the date of this Agreement and such other shares of Xenith capital stock over which any of the Shareholders has voting power, all as indicated on the signature page hereto, and (ii) all additional securities of Xenith (including all additional shares of Xenith capital stock and all additional options, warrants and other rights to acquire shares of Xenith capital stock) of which any of the Shareholders acquires beneficial ownership during the period commencing on the execution and delivery of this Agreement until termination of this Agreement in accordance with Section 5.02 hereof, but excluding in either case any Shares Transferred (as defined below) by a Shareholder to any Person (other than another Shareholder) in accordance with the terms of this Agreement).

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

GRANT OF PROXY; VOTING AGREEMENT

Section 1.01. Voting Agreement. Unless FBS is in material default with respect to any covenant, representation, warranty or agreement with respect to it contained in the Merger Agreement, (a) each Shareholder hereby agrees to vote or exercise its right to consent with respect to all Shares that such Shareholder is entitled to vote at the time of any vote or action by written consent to approve and adopt the Merger Agreement, the Merger, the Plan of Merger and all agreements related to the Merger and any actions related thereto at any meeting of the shareholders of Xenith, and at any adjournment thereof, at which such Merger Agreement, Plan of Merger and other related agreements (or any amended version thereof), or such other actions, are submitted for the consideration and vote of the shareholders of Xenith; and (b) each Shareholder hereby agrees that, for so long as this Agreement is in effect, it will not vote any Shares in favor of, or consent to, and will vote such Shares against and not consent to, the approval of any (i) merger, share exchange, business combination, reorganization, recapitalization, dissolution, liquidation or winding-up of Xenith or any other extraordinary transaction involving Xenith, other than to vote in favor of, or consent to, the Merger Agreement, the Merger and the Plan of Merger, (ii) corporate action the consummation of which may frustrate the purposes, or prevent or delay the consummation of, the transactions contemplated by the Merger Agreement or (iii) other matter relating to, or in connection with, any of the foregoing matters.

Section 1.02. Irrevocable Proxy. Each Shareholder hereby revokes any and all previous proxies granted with respect to such Shareholder’s Shares. By entering into this Agreement, each Shareholder hereby grants a proxy appointing FBS as such Shareholder’s attorney-in-fact and proxy, with full power of substitution, for and in such Shareholder’s name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner contemplated by

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Section 1.01 above as FBS or its proxy or substitute shall, in FBS’s sole discretion, deem proper with respect to such Shareholder’s Shares. The proxy granted by each Shareholder pursuant to this Article 1 is irrevocable and is granted in consideration of FBS entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. The proxy granted by each Shareholder shall be revoked upon termination of this Agreement in accordance with its terms.

Section 1.03. No Ownership Interest. Except as set forth in Section 1.02, nothing contained in this Agreement shall be deemed to vest in FBS any direct or indirect ownership or incidence of ownership of or with respect to any Shares. Except as set forth in Section 1.02, all rights, ownership and economic benefits of and related to the Shares shall remain and belong to the Shareholders, and FBS shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Xenith or exercise any power or authority to direct the Shareholders in the voting of any of the Shares, except as otherwise expressly provided herein, or the performance of its duties or responsibilities as a shareholder of Xenith.

Section 1.04. Other Agreements. Prior to the termination of this Agreement in accordance with Section 5.02 hereof, each of the Shareholders shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with this Article 1.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

Each Shareholder severally represents and warrants to Xenith that:

Section 2.01. Authorization. Such Shareholder has duly executed and delivered this Agreement and the execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby are within the powers and legal capacity of such Shareholder and have been duly authorized by all necessary action. Assuming due authorization, execution and delivery by FBS, this Agreement is a valid and binding agreement of such Shareholder. If such Shareholder is married and the Shares set forth on the signature page hereto opposite such Shareholder’s name constitute community property under applicable laws, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Shareholder’s spouse.

Section 2.02. Non-Contravention. The execution, delivery and performance by such Shareholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (ii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Shareholder is entitled under any provision of any agreement or other instrument binding on such Shareholder or (iii) result in the imposition of any Lien on any asset of such Shareholder.

Section 2.03. Ownership of Shares. Such Shareholder is the record and beneficial owner of such Shareholder’s Shares, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of such Shares). None of such Shareholder’s Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.

Section 2.04. Total Shares. Except for the Shares and the options to acquire Shares set forth on the signature page hereto, such Shareholder does not beneficially own any (i) shares of

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capital stock or voting securities of Xenith, (ii) securities of Xenith convertible into or exchangeable for shares of capital stock or voting securities of Xenith or (iii) options or other rights to acquire from Xenith any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Xenith.

Section 2.05. Finder’s Fees. Except as provided in Section 6.12 of the Merger Agreement, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Xenith in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Shareholder.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF FBS

FBS represents and warrants to each Shareholder that:

Section 3.01. Valid Existence Authorization. FBS is duly incorporated as a Virginia bank holding company, validly existing and in good standing under the laws of the Commonwealth of Virginia and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on, in all material respects, its business as now conducted. The execution, delivery and performance by FBS of this Agreement and the consummation by FBS of the transactions contemplated hereby are within the corporate powers of FBS and have been duly authorized by all necessary corporate action on the part of FBS. This Agreement has been duly and validly authorized, executed and delivered by FBS and constitutes a valid and binding agreement of FBS (assuming the due authorization, execution and delivery hereof by the Shareholders).

Section 3.02. Non-Contravention. The execution, delivery and performance by FBS of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (ii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which FBS is entitled under any provision of any agreement or other instrument binding on FBS or (iii) result in the imposition of any Lien on any asset of FBS.

ARTICLE 4

COVENANTS OF THE SHAREHOLDERS

Each Shareholder hereby severally covenants and agrees that so long as this Agreement is in effect:

Section 4.01. No Proxies for or Encumbrances on Shares. Except pursuant to the terms of this Agreement, such Shareholder shall not, without the prior written consent of FBS, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any of such Shareholder’s Shares or (ii) acquire, Transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect acquisition or Transfer, encumbrance or other disposition of, any Shares during the term of this Agreement. Such Shareholder shall not seek or solicit any such acquisition or Transfer, encumbrance or other disposition or any such contract, option or other arrangement or understanding and agrees to notify FBS promptly, and to provide all details requested by FBS, if such Shareholder shall be approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing. As used herein, the term “Transfer” shall mean, with respect to any security, the direct or indirect assignment, sale, transfer, tender, pledge,

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hypothecation, or the gift or other disposition of such security (excluding transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof.

Section 4.02. Stop Transfer. Each Shareholder agrees with, and covenants to, FBS that such Shareholder will not request that Xenith register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares, unless such transfer is made in compliance with this Agreement or to Xenith.

ARTICLE 5

MISCELLANEOUS

Section 5.01. Further Assurances. FBS and each Shareholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

Section 5.02. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the earliest of (a) the Effective Time, (b) termination of the Merger Agreement in accordance with its terms and (c) written notice of termination of this Agreement by FBS to the Shareholders, and all rights or obligations of the parties under this Agreement shall immediately terminate, except as provided in Section 5.11 hereof.

Section 5.03. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.04. Successors and Assigns; Obligations of Shareholders. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that FBS may transfer or assign its rights and obligations to any Affiliate of FBS.

Section 5.05. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia.

Section 5.06. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective as between FBS, on the one hand, and a Shareholder, on the other hand, when each such party shall have received counterparts hereof signed by each such other party.

Section 5.07. Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

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Section 5.08. Specific Performance; Injunctive Relief. The parties hereto agree that FBS would suffer irreparable damage and that there will be no adequate remedy at law in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, injunctive relief and any other remedy to which they are entitled at law or in equity.

Section 5.09. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

Section 5.10. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to FBS, to the appropriate address for notice thereto set forth in the Merger Agreement and (ii) if to a Shareholder, to the appropriate address set forth underneath such Shareholder’s name on the signature pages hereto.

Section 5.11. Shareholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of Xenith makes any agreement or understanding herein in his capacity as such director or officer. Each Shareholder signs solely in his capacity as the record holder and beneficial owner of such Shareholder’s Shares and nothing in this Agreement shall limit or affect any actions taken by any Shareholder in his capacity as an officer or director of Xenith. This Section 5.11 shall survive termination of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

FIRST BANKSHARES, INC.

By:	/s/ Darrell G. Swanigan
Name:	Darrell G. Swanigan
Title:	President and Chief Executive Officer

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/s/ T. Gaylon Layfield, III
T. Gaylon Layfield, III

Number of Shares: 5 Number of Options: 80,000 Number of Warrants: 80,000
Address: c/o Xenith Corporation 901 E. Cary Street, Suite 1700 One James Center Richmond, VA 23219

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BCP FUND I VIRGINIA HOLDINGS, LLC

By:	BankCap Partners Fund I, L.P., its Sole Member

	By:	BankCap Partners GP, L.P., its General Partner

		By:	BankCap Equity Fund, LLC, its General Partner

			By:	/s/ Scott A. Reed
Scott A. Reed
its Managing Member

Number of Shares: 5 Number of Options: 0 Number of Warrants: 450,000

Address: BCP Fund I Virginia Holdings LLC c/o BankCap Partners Fund I L.P. 2100 McKinney, Suite 1460 Dallas, TX 75201 Attention: Scott A. Reed

F-8

ANNEX G

FORM OF

INVESTOR RIGHTS AGREEMENT

AMONG

XENITH CORPORATION

AND

THE INVESTOR SHAREHOLDERS AND OTHER SHAREHOLDERS

LISTED ON EXHIBIT A HERETO

DATED JUNE     , 2009

G-i

1. REGISTRATION RIGHTS	1
1.1. Demand Registration Rights	1
1.1.1. Request for Registration	1
1.1.2. Demand Procedures	1
1.1.3. Delay by Company	2
1.1.4. Reduction	2
1.1.5. Withdrawal	3
1.2. Piggyback Registration Rights	3
1.2.1. Request	3
1.2.2. Reduction	3
1.3. Registration on Form S-3	4
1.4. Registration Procedures	4
1.5. Holdback Agreements	5
1.5.1. Company Suspension	5
1.5.2. Lockup Agreements	6
1.6. Registration Expenses	6
1.6.1. Holder Expenses	6
1.6.2. Company Expenses	6
1.6.3. Indemnity and Contribution	6
1.7. Grant and Transfer of Registration Rights	9
1.8. Information from Holder	9
1.9. Rule 144 Requirements	9
2. ELECTION OF DIRECTORS	10
2.1. Bankcap Designees	10
2.2. Removal and Substitution of Board Members	10
2.3. Vacancies on Board of Directors	10
3. DEFINITIONS	10
4. MISCELLANEOUS	11
4.1. Entire Agreement; Amendment	11
4.2. Waiver	11
4.3. Termination	11
4.4. Assignment	11
4.5. Governing Law	12
4.6. Notices	12
4.7. Execution in Counterparts	13

G-ii

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is entered into as of June     , 2009 by and among (i) Xenith Corporation, a Virginia corporation (“Xenith”), and (ii) the Persons listed on Exhibit A hereto (such Persons are referred to herein collectively as the “Holders” and individually as a “Holder”).

WHEREAS, on the date hereof, each Holder has acquired that number of shares of Common Stock, $1.00 par value, of Xenith Corporation (the “Xenith Common Stock”) set forth opposite its name on Exhibit A;

WHEREAS, for purposes of this Agreement those Holders purchasing on the date hereof not less than 20% of the outstanding shares of Xenith Common Stock, giving effect to the shares of Xenith Common Stock issued to the Holders on the date hereof but excluding all outstanding options and warrants, shall be referred to herein as the “Institutional Investors”; and

WHEREAS, the Company, as defined in Article 3, and the Holders desire to enter into this Agreement in order to provide the Institutional Investors and the Holders with certain rights with respect to the election of directors and the registration of their shares of Common Stock, as defined in Article 3, including those shares issuable upon exercise of any options to purchase shares of Common Stock (the “Options”) and any warrants exercisable into shares of Common Stock (the “Warrants”); and

WHEREAS, Xenith has entered into an Agreement of Merger, dated May 12, 2009, with First Bankshares, Inc. (“FBS”) pursuant to which Xenith will merge into FBS (the “Merger”) with FBS being the surviving corporation and the shareholders of Xenith receiving shares of common stock of the surviving corporation (the “XBS Common Stock”) as the merger consideration; and

WHEREAS, following the Merger, the rights and obligations of the Parties under this Agreement will remain in effect with FBS assuming by operation of law the rights and obligations of Xenith.

WHEREAS, capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in Article 3 hereof.

NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.	REGISTRATION RIGHTS

1.1.	Demand Registration Rights

1.1.1.	Request for Registration

Subject to the terms and conditions hereinafter set forth, at any time beginning on the second anniversary of the date hereof, Institutional Investors having rights to request registration pursuant to the last sentence of Section 1.1.2 may request registration for sale under the Act of all or part of the Registrable Securities then held by them, and upon such request the Company will promptly take the actions specified in Section 1.1.2; provided that the Company shall have no obligation to effect a registration pursuant to this Section 1.1.1 unless such registration includes a number of Registrable Securities representing at least 20% of the Registrable Securities held by all Institutional Investors at the time of such request.

1.1.2.	Demand Procedures

Within ten (10) Business Days after receipt by the Company of a written registration request under Section 1.1.1 or Section 1.3 (which request shall specify the number of shares proposed to be registered and sold and the manner in which such sale is proposed to be effected), the Company shall promptly give written notice to all other Holders of the proposed registration, and such other Holders shall have the right to join in the proposed registration and sale, upon written request to the Company (which request shall specify the number of shares of Common Stock proposed to be registered and sold) within ten (10) Business Days after receipt of such notice from the Company. Subject to the provisions of Section 1.1.4, the proposed registration and sale may include securities offered by the

Company for its own account and/or other securities of the Company that are held by Other Shareholders, if any. The Company shall thereafter, as expeditiously as practicable, use its best efforts to (i) file with the SEC under the Act a registration statement on an appropriate form concerning all Registrable Securities specified in the demand request and all Registrable Securities or other securities of the Company with respect to which the Company has received the written request from the other Holders or Other Shareholders, as the case may be, and (ii) cause the registration statement to be declared effective. At the request of the Institutional Investors making such demand, the Company shall cause each offering pursuant to Section 1.1.1 to be managed, on a firm commitment basis, by a recognized regional or national underwriter selected by the Institutional Investors and approved by the Company, such approval not to be unreasonably withheld, and the Company shall enter into an underwriting agreement in customary form and containing customary terms reasonably acceptable to the Company and the Institutional Investors with the underwriter or underwriters selected for such underwriting. All Holders, including the Institutional Investors, and Other Shareholders intending to participate in such proposed registration must agree to distribute their securities through such underwriting and shall be required to enter into an underwriting agreement in customary form. The Company shall not be obligated to effect more than three (3) registrations in total requested by the Institutional Investors under Section 1.1.1 or more than one (1) registration under Section 1.1.1 or Section 1.3 in any consecutive nine-month period; provided, however, that any such request shall be deemed satisfied only when a registration statement covering at least 80% of the Registrable Securities specified in the notices as aforesaid and not withdrawn pursuant to Section 1.1.5, for sale in accordance with the method of disposition specified by the Institutional Investors, has become effective; provided further, that as among the Institutional Investors: (i) BCP Fund I Virginia Holdings, LLC shall have the sole and exclusive right to request two (2) registrations under Section 1.1.1, and (ii) each other Institutional Investor shall have the sole and exclusive right to request one (1) registration under Section 1.1.1, provided that in each case the requested registration otherwise satisfies the conditions of Section 1.1.1.

1.1.3.	Delay by Company

The Company shall not be required to effect a demand registration under the Act pursuant to Section 1.1.1 or Section 1.3 hereof if (i) the Company receives a request for any such registration less than ninety (90) days preceding the anticipated effective date of a proposed underwritten public offering of securities of the Company approved by the Company’s Board of Directors prior to the Company’s receipt of the request and in such event the Company shall not be required to effect any such requested registration until one hundred twenty (120) days after the effective date of such proposed underwritten public offering, provided that the Company makes reasonable good faith efforts to cause such underwritten public offering to be declared effective; (ii) within ninety (90) days prior to any such request for registration, a registration of securities of the Company has been effected in which the Holders had the right to participate pursuant to this Section 1.1 or Section 1.2 hereof; or (iii) the Board of Directors of the Company reasonably determines in good faith that effecting such a demand registration at such time would be seriously detrimental to the Company (and the Chief Executive Officer of the Company provides a signed certificate to that effect to the Institutional Investors requesting such registration) because it would (a) necessitate the untimely disclosure of a proposed business combination or other currently proposed transaction or (b) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; provided, however, that the Company may only delay a demand registration pursuant to this Section 1.1.3 for a period not exceeding ninety (90) days (or until such earlier time as such transaction is consummated or no longer proposed) and may only defer any such filing pursuant to this Section 1.1.3 once per calendar year. The Company shall promptly notify in writing the Holders requesting registration of any decision not to effect any such request for registration pursuant to this Section 1.1.3, which notice shall set forth in reasonable detail the reason for such decision and shall include an undertaking by the Company promptly to notify such Holders as soon as a demand registration may be effected.

1.1.4.	Reduction

If a registration initiated by any Institutional Investors pursuant to Section 1.1.1 is an underwritten registration and the managing underwriters advise the Company and the Holders and any Other Shareholders participating in the registration that in their opinion due to marketing factors the number of shares of Common Stock requested to be included in such registration exceeds the number which can reasonably be expected to be sold in such offering, then the amount of such shares that may be included in such registration shall be allocated as follows: (i) first, the shares proposed to be sold by the Institutional Investors exercising rights under Section 1.1.1 and any other Institutional Investors proposing to sell shares of Common Stock pursuant to such registration in accordance with the terms hereof, shall be included in such registration and, if all such shares cannot be included in such registration due to marketing factors, the amount of shares to be included in such registration by all such Institutional Investors shall be allocated pro rata among such Institutional Investors in proportion to the number of Registrable Securities owned by them, (ii) second, the shares proposed to be sold by any other Holders shall be included in such registration and, if all such shares cannot be included in such underwriting due to marketing factors, the amount of shares to be included in such registration by all such other Holders shall be allocated pro rata among such other Holders in proportion to the number of Registrable Securities owned by them, (iii) third, the shares proposed to be sold by the Company shall be included in such registration, and (iv) fourth, the shares proposed to be sold by Other Shareholders shall be included in such registration and, if all such shares cannot be included in such underwriting due to marketing factors, the amount of shares to be included in such registration by all such Other Shareholders shall be allocated pro rata among such Other Shareholders in proportion to the number of shares of Common Stock (calculated on an as-converted into Common Stock basis) owned by them.

1.1.5.	Withdrawal

Any Holder or Other Shareholder participating in any demand registration pursuant to this Section 1.1.5 may withdraw such Holder’s or Other Shareholder’s shares from such registration at any time before a registration statement is declared effective, and the Company may withdraw such registration statement if no Registrable Securities are then proposed to be included. Upon the request of Institutional Investors holding two-thirds ( 2/3rds) of the Registrable Securities held by all Institutional Investors participating in the demand registration, the Institutional Investors may withdraw their request for registration pursuant to Section 1.1.1. In the event the Company is not obligated to effect any requested registration under Section 1.1.1 by virtue of Section 1.1.3 or this Section 1.1.5, such request shall not be deemed to be a request for registration for purposes of Section 1.1.1 until such time as the registration is effected.

1.2.	Piggyback Registration Rights

1.2.1.	Request

If at any time or times after the second anniversary of the date hereof the Company proposes to file a registration statement covering any of its securities under the Act (whether to be sold by it or by one or more selling stockholders), other than (i) an offering pursuant to a demand registration under Section 1.1.1 hereof (in which case, the Holders shall be entitled to receive notice of, and participate in, such registration in accordance with the terms of Section 1.1 hereof) or (ii) an offering registered on Form S-8 or Form S-4, or successor forms relating to employee stock plans and business combinations, the Company shall, not less than ten (10) Business Days prior to the proposed filing date of the registration form, give written notice of the proposed registration to all Holders specifying in reasonable detail the proposed transaction to be covered by the registration statement and, at the written request of any Holder delivered to the Company within twenty (20) days after the giving of such notice, but subject to the terms of Section 1.2.2 below, the Company shall include in such registration and offering, and in any underwriting of such offering, all Registrable Securities as any such Holder shall request the Company to include in such registration and offering. The Company shall have no obligation to include shares owned by any Holder in a registration statement pursuant to this Section 1.2 unless and until such Holder, if such registration is an underwritten offering, agrees to enter into an underwriting agreement, a custody agreement and power of attorney and any other customary documents required in an underwritten offering all in customary form and containing customary provisions.

1.2.2.	Reduction

If a registration in which any Holder has the right or is otherwise permitted to participate pursuant to this Section 1.2 is an underwritten registration and the managing underwriters advise the Company in writing that in their opinion due to marketing factors the number of shares of Common Stock requested to be included in such registration exceeds the number which can reasonably be expected to be sold in such offering, the Company shall include in such registration: (i) first, the shares proposed to be sold by the Company, (ii) second, the shares proposed to be sold by the Institutional Investors exercising rights under Section 1.2.1 and, if all such shares cannot be included in such registration due to marketing factors, the amount of shares to be included in such registration by all such Institutional Investors shall be allotted pro rata among such Institutional Investors in proportion to the number of Registrable Securities owned by them; (iii) third, the shares proposed to be sold by any other Holders exercising rights under Section 1.2.1 and, if all such shares cannot be included in such registration due to marketing factors, the amount of shares to be included in such registration by all such Holders shall be allocated pro rata among such Holders in proportion to the number of Registrable Securities owned by them, and (iv) fourth, the shares proposed to be sold by any Other Shareholders proposing to sell shares of Common Stock pursuant to such registration and, if all such shares cannot be included in such registration due to marketing factors, the amount of shares to be included in such registration by all such Other Shareholders shall be allocated pro rata among such Other Shareholders in proportion to the number of shares of Common Stock (calculated on an as-converted into Common Stock basis) owned by them.

1.3.	Registration on Form S-3

Subject to the limitations set forth in Section 1.1.3 and the other terms and conditions hereinafter set forth, if at any time the Company is eligible to use Form S-3 (or any successor form) for secondary sales any Institutional Investor may request (by written notice to the Company stating the number of Registrable Securities proposed to be sold and the intended method of disposition) that the Company file a registration statement on Form S-3 (or any successor form) for a public sale of all or any portion of the Registrable Securities beneficially owned by it, or that the Company take all steps necessary to include such Registrable Securities in a Form S-3 that the Company has previously filed under Rule 415 under the Act (to the extent reasonably practicable), provided that the reasonably anticipated aggregate price to the public of such Registrable Securities shall be at least $5,000,000. At the written request of the Institutional Investor requesting such registration, such registration shall be for a delayed or continuous offering under Rule 415 under the Act. Upon receiving such request, the Company shall use its best efforts to promptly file a registration statement on Form S-3 (or any successor form), or file an appropriate post-effective amendment or supplement to an existing registration statement, to register under the Act for public sale in accordance with the method of disposition specified in such request, the number of shares of Registrable Securities specified in such request and shall otherwise carry out the actions applicable to this Section 1.3, as specified in Sections 1.1.2 and 1.4. There shall be no limitation on the total number of registrations on Form S-3 which may be requested and obtained under this Section 1.3.

1.4.	Registration Procedures

Whenever any Holder has requested that any shares be registered pursuant to Sections 1.1, 1.2 or 1.3 hereof, the Company shall, as expeditiously as reasonably possible:

(1) prepare and file with the SEC a registration statement, or prepare and file an appropriate post-effective amendment or supplement to an existing registration statement, with respect to such shares and use its best efforts to cause such registration statement, post-effective amendment or supplement to become effective as soon as reasonably practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall, to the extent practicable, furnish such Holder with copies of all such documents proposed to be filed);

(2) prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one-hundred eighty (180) days (or, in the case of a registration pursuant to Section 1.3 hereof, for a period of not less than three (3) years or until such time as there are no Registrable Securities covered by the registration statement; provided that the Company shall only be required to keep such registration statement effective for such extended period of time to the extent it is eligible to use Form S-3), or until such earlier time as such Holder has completed the distribution described in such registration statement, whichever occurs first;

(3) furnish to such Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such Holder may reasonably request;

(4) use its reasonable best efforts to register or qualify such shares under such other securities or blue sky laws of such jurisdictions as such Holder reasonably requests (and to maintain such registrations and qualifications effective for the applicable period of time set forth in Section 1.4(2) hereof), and to do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of such shares (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this subsection (4), (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction);

(5) notify such Holder, at any time when a prospectus relating thereto is required to be delivered under the Act within the period that the Company is required to keep the registration statement effective, of the happening of any event as a result of which the prospectus included in any such registration statement contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading in light of the circumstances then existing, and the Company shall use its reasonable best efforts to prepare, file and furnish to such Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in light of the circumstances then existing;

(6) cause all such shares to be listed on securities exchanges (or national quotation systems), if any, on which similar securities issued by the Company are then listed (or if not then listed, on such exchanges (or national quotation systems) as are requested by the Holders of a majority of the Registrable Securities being included in such registration);

(7) provide a transfer agent and registrar and a CUSIP number for all such shares not later than the effective date of such registration statement;

(8) enter into such customary agreements and, subject to the terms hereof, take all such other customary actions as such Holder reasonably requests (and subject to its reasonable approval) in order to expedite or facilitate the disposition of such shares;

(9) subject to the execution of a customary confidentiality agreement, make available for inspection by such Holder, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by such Holder or by any such underwriter, all financial and other records, pertinent corporate documents, and properties (other than confidential intellectual property) of the Company; and

(10) in connection with an underwritten offering pursuant to a registration statement filed pursuant to Sections 1.1 and 1.3 hereof, enter into an underwriting agreement in customary form and containing reasonable customary provisions, including provisions for indemnification of underwriters and contribution, if so requested by any underwriter.

1.5.	Holdback Agreements

1.5.1.	Company Suspension

Notwithstanding anything in this Agreement to the contrary, if, after any registration statement to which the rights hereunder apply becomes effective (and prior to completion of any sales thereunder), the Company’s Board of Directors determines in good faith that the failure of the Company to (i) suspend sales of stock under the registration statement or (ii) amend or supplement the registration statement, would be seriously detrimental to the Company as described in Section 1.1.3 hereof, the Company shall so notify each Holder participating in such registration and each Holder shall suspend any further sales under such registration statement until the Company advises such Holders that the registration statement has been amended or that conditions no longer exist which would require such suspension, provided that (x) the Company may impose any such suspension for no more than ninety (90) days (inclusive of any days for which a registration request has been delayed pursuant to Section 1.1.3 during the past twelve months) and no more than once during any twelve month period and (y) the Company shall use its best efforts to amend the registration statement or otherwise take action to permit sales thereunder as soon as practicable.

1.5.2.	Lockup Agreements

In the event that the Company effects a registration of any securities under the Act in an underwritten public offering, each Holder agrees not to effect any sale, including any sale pursuant to Rule 144 under the Act, of any Equity Securities (except as part of such offering) during the 90-day period commencing with the effective date of the registration statement for such public offering, provided that all holders of five percent (5%) or more of the Company’s outstanding Equity Securities and all officers and directors of the Company, to the extent that they hold Equity Securities, enter into similar agreements providing for similar restrictions on sales; provided, however, that the agreement set forth in this Section 1.5.2 shall terminate and be of no further force or effect with respect to all Holders if any holder of five percent (5%) or more of the Company’s outstanding Equity Securities, any officer or director of the Company that has executed a similar agreement or any Holder hereunder shall have received a waiver relieving it of its obligations hereunder or under any such similar agreement. The Company may impose stop-transfer instructions to enforce the provisions of this Section 1.5.2.

1.6.	Registration Expenses

1.6.1.	Holder Expenses

If, pursuant to Sections 1.1, 1.2 or 1.3 hereof, Registrable Securities are included in a registration statement, then the Holder thereof shall pay all transfer taxes, if any, relating to the sale of its shares, and any underwriting discounts or commissions or the equivalent thereof applicable to the sale of its shares (collectively, “Seller Expenses”). If, as a result of the withdrawal of a request for registration by the Institutional Investors pursuant to Section 1.1.5, a registration under Section 1.1.1 does not become effective, upon the election of Institutional Investors holding two-thirds ( 2/3rds) of the Registrable Securities held by all Institutional Investors, the Institutional Investors shall have the option of reimbursing the Company for any Registration Expenses incurred as a result of such request pro rata on the basis of the number of their shares so included in the registration request (except for the fees of any counsel for the Holders, which shall be borne only by the persons whom such counsel represented, pro rata on the basis of the number of their shares so included in the registration request) in which case such registration shall not be counted as a registration pursuant to Section 1.1.1. In the event that a withdrawal by the Institutional Investors is based on material adverse information relating to the Company that is different from the information known or available to the Institutional Investors at the time of their request for registration under Section 1.1.1, any Registration Expenses relating to such registration shall be borne by the Company and such registration shall not be counted as a registration pursuant to Section 1.1.1.

1.6.2.	Company Expenses

Except for Seller Expenses, the Company shall pay all expenses (“Registration Expenses”) incident to the registration of shares by the Company and any Holders pursuant to Sections 1.1, 1.2 and 1.3 and to the Company’s performance of or compliance with this Agreement in connection therewith, including, without limitation, all registration and filing fees, fees and expenses of compliance with state securities or blue sky laws, printing expenses, messenger and delivery expenses, and reasonable fees and expenses of counsel for the Company and a single counsel for all Holders selling shares and all independent certified public accountants and other persons retained by the Company in connection therewith.

1.6.3.	Indemnity and Contribution

In the event that any shares owned by a Holder are proposed to be offered by means of a registration statement pursuant to Sections 1.1, 1.2 or 1.3 hereof, to the extent permitted by law, the Company agrees to indemnify and hold harmless such Holder, any underwriter participating in such offering, each officer, partner, manager and director of such Holder or underwriter, each other Person, if any, who Controls or may Control such Holder or underwriter and each representative of any Holder serving on the Board of Directors of the Company (such Holder or underwriter, its officers, partners, managers and directors and such other Persons being hereinafter referred to individually as an “Investor Indemnified Person” and collectively as “Investor Indemnified Persons”) from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and reasonable attorneys’ fees and disbursements, asserted against, resulting to, imposed upon or incurred by such Investor Indemnified Person, directly or indirectly (hereinafter referred to in this Section 1.6.3 in the singular as a “claim” and in the plural as “claims”), based upon, arising out of or resulting from any untrue statement (or alleged untrue statement) of a material fact contained in a registration statement, prospectus, offering circular, free writing prospectus or other document to which such registration relates or any omission (or alleged omission) to state therein a material fact necessary to make the statements made therein not misleading in light of the circumstances in which such statements are made, except insofar as such claim is based upon, arises out of or results from information furnished to the Company in writing by such Investor Indemnified Person specifically for use in the registration statement, prospectus, offering circular, free writing prospectus or other document to which such registration relates.

Each Holder shall, if securities held by him, her or it are included among the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, and each Person who Controls the Company (the Company, its directors, officers and each Person who Controls the Company being hereinafter referred to individually as a “Company Indemnified Person” and collectively as “Company Indemnified Persons”), and any underwriter participating in such offering and any other Holders who have included Registrable Securities in such registration and each officer, partner, manager and director of such underwriter or Holder and each other Person, if any, who Controls or may Control such underwriter or Holder against all claims based on, arising out of, or resulting from any untrue statement (or alleged untrue statement) of a material fact contained in a registration statement, prospectus, offering circular, free writing prospectus or other document to which such registration relates or any omission (or alleged omission) to state therein a material fact necessary to make the statements made therein not misleading in light of the circumstances in which such statements are made, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, free writing prospectus or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein; provided, however, that the obligations of such Holder hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold in such offering as contemplated herein, except in the case of fraud or willful misconduct by such Holder.

The indemnification provisions set forth herein shall be in addition to any liability that the Company or any Holder may otherwise have to the Investor Indemnified Persons, the Company Indemnified Persons or the other Persons entitled to indemnification hereunder. The Company Indemnified Persons, the Investor Indemnified Persons and the other Persons entitled to indemnification hereunder are hereinafter referred to as “Indemnified Persons.” Promptly after receiving notice of any claim in respect of which an Indemnified Person may seek indemnification under this Section 1.6.3, such Indemnified Person shall submit written notice thereof to either the Company or the Holders, as the case may be (sometimes being hereinafter referred to as an “Indemnifying Person”). The omission of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (a) such liability was caused or increased by such omission, or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such omission. In addition, the omission of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder. The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement (without admitting liability of the Indemnified Person) of any such claim asserted, such defense, compromise or settlement to be undertaken at the expense of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at its own expense, and counsel for the Indemnifying Person shall keep the separate counsel for the Indemnified Person informed of the status of, and shall otherwise consult with such separate counsel with respect to, any such action or proceeding; provided, however, that the Indemnified Person shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the Indemnifying Person, if representation of such Indemnified Person by the counsel retained by the Indemnifying Person would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In the event the Indemnifying Person shall elect not to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person shall undertake the defense, compromise or settlement (without admitting liability of the Indemnifying Person) thereof on behalf of and for the account of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person, with the reasonable fees and expenses of such counsel to be paid by the Indemnifying Person. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any claim if such settlement is effected without the consent of such Indemnifying Person (such consent not to be unreasonably withheld).

If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Person, then the Indemnifying Person, in lieu of indemnifying such Indemnified Person hereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of any claims in such proportion as is appropriate to reflect the relative fault of the Indemnified Person on the one hand and the Indemnifying Person on the other in connection with the statements or omissions (or alleged statements or omissions) that resulted in such claims as well as any other relevant equitable considerations. The relative fault of the Indemnified Person and the Indemnifying Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Person or by the Indemnified Person and the parties’ relative intent, knowledge and access to information and opportunity to correct or prevent such statement or omission (or alleged statement or omission). In no event will the liability of any Holder for contribution exceed the net proceeds received by such Holder in any sale of securities to which such liability relates except in the case of fraud or willful misconduct by such Holder.

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

1.7.	Grant and Transfer of Registration Rights

Except for registration rights granted by the Company after the date hereof which are subordinate to the rights of the Holders hereunder, the Company shall not grant any registration rights to any other Person without the prior written consent of the Institutional Investors holding at least two-thirds ( 2/3rds) of all Registrable Securities held by all Institutional Investors as of the date of determination, measured on a fully-diluted basis. Institutional Investors shall have the right to transfer or assign the registration rights contained in Article 1 of this Agreement (i) to any limited partner or Affiliate of such Institutional Investor in connection with the transfer of any Registrable Securities permitted by federal and state securities laws then in effect or (ii) to any third party transferee acquiring Registrable Securities held by such Holder provided that (x) such transfer is permitted by federal and state securities laws then in effect and (y) after giving effect to such transfer, such transferee shall own at least ten percent (10%) of the Registrable Securities then outstanding; provided, in each case, that (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

1.8.	Information from Holder

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1.8 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably requested by the Company to effect the registration of such Holder’s Registrable Securities.

1.9.	Rule 144 Requirements

After the date hereof, the Company shall use its reasonable best efforts to make publicly available, and available to the Holders, such information as is necessary to enable the Holders to make sales of Registrable Securities pursuant to Rule 144 of the Act. The Company shall furnish to any Holder, upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

2.	ELECTION OF DIRECTORS

2.1.	Bankcap Designees

The Company hereby agrees to take such actions as are necessary, and each Holder agrees to vote its shares of Common Stock and take such other actions as are necessary, so as to elect, reelect, vote or replace as a Director of the Company, one (1) individual designated by Bankcap for so long as Bankcap is a registered bank holding company under the Bank Holding Company Act of 1956, as amended, with respect to the Company. In addition to the Director designated pursuant to the immediately preceding sentence, for so long as Bankcap, together with its affiliates, are the beneficial owners of shares of Common Stock representing not less than 25% of the outstanding voting capital stock of the Company, the Company hereby agrees to take such actions as are necessary, and each Holder agrees to vote its shares of Common Stock and take such other actions as are necessary, so as to elect, reelect, vote or replace as a Director of the Company, one individual designated by Bankcap. The Directors designated by Bankcap pursuant to this Section 2.1 shall be referred to as the Bankcap Directors.

2.2.	Removal and Substitution of Board Members

The Company hereby agrees to take such actions as are necessary, and the Holders agree to vote their shares of Common Stock, and take such other actions as are necessary, for the removal of any Bankcap Director upon the request of Bankcap and for the election to the Board of Directors of a substitute designated by Bankcap in accordance with Section 2.1 hereof.

2.3.	Vacancies on Board of Directors

The Company hereby agrees to take such actions as are necessary, and the Holders agree to vote their shares of Common Stock and take such other actions as are necessary, in such manner as shall be necessary or appropriate to ensure that any vacancy on the Board of Directors of the Company caused by the resignation, removal or death of a Bankcap Director shall be filled only in accordance with Section 2.1 hereof.

3.	DEFINITIONS

The capitalized terms contained in this Agreement shall have the following meanings unless otherwise specifically defined:

“Act” shall mean the Securities Act of 1933, as amended.

“Affiliate” with respect to any specified Person, means a Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with, such specified Person.

“Bankcap” shall mean BankCap Partners Fund I, L.P., a Delaware limited partnership, together with its wholly-owned subsidiary BCP Fund I Virginia Holdings, LLC, a Delaware limited liability company.

“Business Day” shall mean Monday through Friday and shall exclude any federal or bank holidays observed in New York City.

“Common Stock” shall mean Xenith Common Stock prior to the Merger and the XBS Common Stock following the Merger.

“Company” shall mean Xenith Corporation prior to the Merger and shall mean FBS (which under the terms of the Merger Agreement will change its name at the effective time of the Merger to Xenith Bankshares, Inc.) following the Merger.

“Control” (and its derivatives) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, as trustee or executor, by contract or otherwise.

“Equity Securities” shall mean the Common Stock and any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock, any stock or security convertible into or exchangeable for Common Stock or any other stock, security or interest in the Company whether or not convertible into or exchangeable for Common Stock.

“Other Shareholders” means persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in a registration effected pursuant to this Agreement.

“Person” means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, government or department or agency of a government.

“Registrable Securities” shall mean (i) any shares of Common Stock held by any Holder as of the date hereof, (ii) any additional shares of Common Stock acquired by any Holder after the date hereof (other than shares acquired upon exercise of employee stock options or similar employee awards but including any shares of Common Stock issued upon exercise of any other convertible securities such as warrants), (iii) any equity securities of FBS issued to the Holders in exchange for their shares of Xenith Common Stock in connection with the Merger, and (iv) any equity securities of the Company issued as a distribution with respect to or in exchange for or in replacement of any of the securities referred to in clauses (i), (ii) or (iii) above; provided, however, that Registrable Securities shall not include any securities that have been previously sold pursuant to a registration statement filed under the Act or under Rule 144 promulgated under the Act, or which have otherwise been transferred in a transaction in which the transferor’s rights under this Agreement are not assigned, or, shares that arc eligible for sale by a Holder pursuant to Rule 144(k) under the Act.

“SEC” shall mean the United States Securities and Exchange Commission.

4.	MISCELLANEOUS

4.1.	Entire Agreement; Amendment

This Agreement constitutes the entire agreement among the parties hereto with respect to the matters provided for herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein between or among such parties. Subject to the provisions of Section 1.7 hereof, this Agreement may be amended or modified in any respect, or any term hereof may be waived, with the written consent of the Institutional Investors who own at least two-thirds (2/3rds) of the outstanding Registrable Securities on a fully-diluted basis then held by all Institutional Investors; provided that no provision hereof may be amended if it would have the effect of materially adding to the obligations of the Company without the written consent of the Company; provided further that no provision hereof may be amended if it would adversely affect the rights or obligations of the Holders (other than Institutional Investors) without the written consent of Holders (other than Institutional Investors) who own at least two-thirds (2/3rds) of the outstanding Registrable Securities on a fully-diluted basis then held by all Holders (other than Institutional Investors).

4.2.	Waiver

No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instruments given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any such right, power or privilege. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege.

4.3.	Termination

This Agreement shall forthwith become wholly void and of no effect as to any Holder (including any permitted assignee of such Holder), at such time as such person no longer owns any securities constituting Registrable Securities.

4.4.	Assignment

Except with respect to the transfer of registration rights by the Institutional Holders to the extent provided in Section 1.7, no rights or obligations of any Holder may be transferred under this Agreement and any transferee of any shares of Common Stock or Registrable Securities shall not be entitled to any rights or obligations under this Agreement.

4.5.	Governing Law

This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia (excluding the choice of law rules thereof).

4.6.	Notices

All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, faxed, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

(i)	If to the Company:

Xenith Corporation

One James Center

901 E. Cary Street, Suite 1700

Richmond, Virginia 23219

Facsimile No.: 804-433-2194

Attention: T. Gaylon Layfied, III

with a copy (which shall not constitute notice) to:

Hunton & Williams LLP

Riverfront Plaza, East Tower

951 E. Byrd Street

Richmond, Virginia 23219

Facsimile No: 804-788-8218

Attention: J. Waverly Pulley, III

(ii)	If to any Holder, at such Holder’s address as appearing on Exhibit A hereto.

Each party may designate by notice in writing (given in accordance with the terms hereof) a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent or mailed, in the manner described above, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or a facsimile confirmation being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

4.7.	Execution in Counterparts

To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement, It shall not be necessary in making proof of this Agreement to produce or account for more than one of the counterparts of this Agreement containing the respective signatures of or on behalf of, all of the parties hereto.

[Signatures Appear on Following Pages]

XENITH CORPORATION

By:
Name:	T. Gaylon Layfield, III
Title:	Chief Executive Officer and President

Signature Page to Investor Rights Agreement

HOLDERS:

[Please print or type name and address of subscriber]

Signature Page to Investor Rights Agreement

ANNEX H

SELECTED FINANCIAL DATA

(In thousands, except for per share data and selected financial ratios)

The financial information presented below for the years ended December 31, 2008, 2007, 2006 and 2005 have been derived from our financial statements audited by Witt Mares, PLC our independent auditors. The information is a summary and should be read together with our historical financial statements and management’s discussion and analysis elsewhere in the annual report.

	Years ended December 31,
	2008	2007	2006	2005
Operating Results:
Interest Income	$9,804	$8,445	$6,660	$4,816
Interest Expense	5,558	4,530	3,072	2,109
Net Interest Income	4,246	3,915	3,588	2,707
Provision for Loan Losses	(829)	(111)	(219)	(280)
Total Noninterest Income	839	567	511	367
Total Noninterest Expense	3,893	3,451	3,012	2,628
Income Tax Benefit (Expense)	(117)	(313)	7	—
Net Income	245	607	873	166
Balance Sheet Data:
Assets	$184,158	$179,386	$126,387	$106,010
Total Loans	117,247	104,728	75,281	62,502
Allowance for Loan Losses	(1,687)	(942)	(827)	(611)
Loans, Net	115,560	103,786	74,454	61,891
Securities	53,413	62,054	43,491	39,021
Deposits	130,285	113,748	94,527	86,896
Shareholders’ Equity	16,710	16,707	15,814	14,769
Total Risk Based Capital	18,571	17,581	16,817	15,731
Tier 1 Capital	16,884	16,639	15,990	15,118
Selected Ratios:
Return on Average Assets	0.14%	0.46%	0.57%	0.56%
Return on Average Equity	1.44%	3.72%	5.12%	3.63%
Net Interest Margin	2.84%	3.27%	3.52%	3.02%
Efficiency Ratio	76.57%	77.01%	77.65%	94.07%
Risk Based Capital Ratio	15.02%	14.96%	21.00%	26.20%
Tier 1 Capital Ratio	13.65%	14.15%	19.97%	25.20%
Allowance for Loan Losses to Total Loans	1.44%	0.90%	1.10%	0.98%
Per Share Data (based on 2,276,298 shares outstanding):
Net Income (basic and diluted)	$0.11	$0.27	$0.38	$0.07
Book Value	7.42	7.31	7.04	7.32

Book Value

$7.42
$7.31
$7.04
$7.32
2008
2007
2006
2005

Net Income
Dollars in Thousands

$245
$607
$873
$166
2008
2007
2006
2005

Total Loans
Dollars in Millions

$117.2
$104.7
$75.3
$62.5
2008
2007
2006
2005

Allowance For Loan Losses
Dollars in Thousands

$1,687
$942
$827
$611
2008
2007
2006
2005

Deposits
Dollars in Millions

$130
$114
$95
$87
2008
2007
2006
2005

Assets
Dollars in Millions

$184
$179
$126
$106
2008
2007
2006
2005

Risk Based Capital Ratio

15.02%
14.96%
21.00%
26.20%
2008
2007
2006
2005

Tier 1 Capital Ratio

13.65%
14.15%
19.97%
25.20%
2008
2007
2006
2005

Business

General

The results presented here are for First Bankshares, Inc. (“First Bankshares,” the “Company,” “we,” “our,” or “us”), the parent company of SuffolkFirst Bank (the “Bank”). On February 23, 2008, we announced that the Bank’s Board of Directors had approved the formation of a bank holding company, First Bankshares, of which the Bank became a wholly owned subsidiary. The reorganization was consummated through a share exchange in which each of the Bank’s shareholders received one share of First Bankshares, Inc. common stock in exchange for each of their shares of SuffolkFirst Bank common stock. First Bankshares became the Bank’s parent holding company on August 15, 2008.

SuffolkFirst Bank is located in and considers its primary market to be the City of Suffolk, Virginia. Our secondary market is the eastern sections of the cities of Portsmouth and Chesapeake and portions of the counties of Southampton and Isle of Wight, as well as Gates County, North Carolina. Financial activity and growth in Suffolk have been brisk over the past five years. The Suffolk Department of Economic Development reported the City of Suffolk as one of the fastest-growing cities in Virginia. In management’s opinion, this growth will continue into the foreseeable future. The City of Suffolk had a population of 81,209 in 2007, and the Suffolk Department of Economic Development projects the population to grow to 122,482 by 2020. As of 2007, there were 34,354 individuals employed within the city.

Significant Accomplishments in 2008

•	Formed First Bankshares, Inc.

•	Increased loans 11.95%

•	Increased deposits 14.54%

•	Improved efficiency ratio

Business Development

The Bank’s core business development targets small- to medium-sized business customers in addition to offering various consumer products. Our services and products consist primarily of taking deposits and making loans within our trade area of the City of Suffolk and its adjacent cities and counties. We provide a broad selection of commercial and retail banking products, including commercial and residential real estate loans and various consumer loans. We also offer a wide range of deposit products, including time deposit, automated clearing house transactions, remote capture, debit cards, 24-hour ATM access, and Internet banking and bill pay service.

Fee Income

With the decline in net interest margins experienced throughout the banking industry, fee income has become an important aspect of the Bank’s overall profitability. Public perception of increased fees by large state and national financial institutions has increased the sensitivity of both consumers and businesses in our market area, affording us an opportunity to develop new relationships with these parties.

SuffolkFirst Bank established its mortgage loan origination department in 2003. Management anticipates future improvement in fee income primarily through marketing mortgage loan products, which include construction loan fees on residential and commercial real estate loans, and by exploring other fee income products.

Fee income related to mortgage loan origination declined in 2008 to $108,732, compared to $152,987 in 2007 and $172,695 in 2006. The decline in mortgage origination fee income can be attributed to a lower volume of closed loans in 2008 versus both 2007 and 2006 and was affected by a decline in demand for both construction of new homes and refinancing of existing homes within our market.

Financial Performance

The financial performance of the Bank is detailed in “Management’s Discussion and Analysis or Plan of Operations,” beginning on page 10. At year end 2008, total assets stood at $184,158,222 and deposits were $130,284,637, compared to $179,385,995 in total assets and $113,748,150 in deposits at December 31, 2007, representing 2.66% growth in assets and 14.54% growth in deposits. Total loans grew to $117,247,295 in 2008 from $104,727,915 in 2007, representing 11.95% growth.

The Company realized income before income taxes of $362,438, $919,790, and $866,745 for the years ending December 31, 2008, 2007, and 2006, respectively.

Deposit Activities

In 2008 the Bank introduced Remote Deposit Express, a service designed to allow business customers to submit their deposits electronically seven days a week. Remote Deposit Express also eliminates the time, risk, and expense that businesses incur by having their employees deliver deposits to branch locations or by paying for courier pickup. In addition, we provide a variety of deposit products that includes time deposits, automated clearing house transactions, debit cards, 24-hour ATM access, and Internet banking and bill pay service.

Expansion Strategy

In March of 2008, First Bankshares, Inc. was organized under the laws of Virginia. At the annual meeting on May 15, 2008, SuffolkFirst Bank shareholders approved the reorganization of the Bank’s business under a holding company structure.

The laws and regulations applicable to First Bankshares, Inc. as a holding company allow us greater flexibility in expanding our market through increasing the variety of services that financial subsidiaries provide our customers. While the activities of First Bankshares are subject to additional regulation under the Bank Holding Company Act of 1956, management believes that a bank holding company structure allows us to successfully pursue a strategy of expanding into related lines of business that address the needs of our target market. Under the Gramm-Leach Bliley Act and subject to compliance with various regulatory criteria, First Bankshares is able to offer a greater variety of additional financial-related services. In addition, the management of First Bankshares believes the formation of the holding company enables us to raise alternative sources of capital that will serve to enhance shareholder value.

In late 2008 and early 2009, First Bankshares considered participating in the U.S. Treasury Department’s Capital Purchase Program (the “CPP”) under the Emergency Economic Stabilization Act of 2008, pursuant to which First Bankshares would sell shares of preferred stock to the U.S. Treasury. First Bankshares applied to participate in the CPP and received preliminary approval on December 4, 2008 to participate in the CPP in an amount up to $3.54 million. First Bankshares filed a preliminary proxy statement with the Securities and Exchange Commission on February 23, 2009 that included a proposal to amend First Bankshares’ articles of incorporation to authorize the issuance of preferred stock, primarily so that First Bankshares could participate in the CPP. In June 2009, however, after careful consideration, First Bankshares’ Board of Directors determined not to participate in the CPP based on a number of factors, including First Bankshares’ entry into an agreement of merger with Xenith Corporation dated May 12, 2009.

Employees

The Bank had 43 full-time equivalent employees at December 31, 2008, or one employee for every $4,185,414 in assets, compared to 45 full-time equivalent employees at December 31, 2007, or one employee for every $3,986,355 in assets. None of our employees are represented by a collective bargaining unit, and we believe that relations with our employees are good. Based on the Bank’s mission statement of providing superior personal service to our customers, our employees are well suited for accomplishing this goal and establishing the Bank as a good corporate citizen in the Suffolk community.

Supervision and Regulation

General

SuffolkFirst Bank is a Virginia state chartered bank regulated by the Federal Reserve Bank and the Bureau of Financial Institutions of Virginia. SuffolkFirst Bank operates as a subsidiary under First Bankshares, Inc., a one bank holding company. Our deposits are insured by the Federal Deposit Insurance Corporation (FDIC). First Bankshares, Inc. and the Bank are required by the Federal Reserve and the Bureau of Financial Institutions to file quarterly financial reports on our financial condition and performance. In addition, the Federal Reserve and the Bureau of Financial Institutions conduct periodic onsite and offsite examinations of the Bank. We must comply with a variety of reporting requirements and banking regulations. The laws and regulations governing the Bank generally have been promulgated to protect depositors and the deposit insurance funds and are not intended to protect our various shareholders. Additionally, we must bear the cost of compliance with reporting and other regulations; this cost can be significant and could affect our financial performance.

The Federal Reserve, Bureau of Financial Institutions, and FDIC have the authority and responsibility to ensure that financial institutions are managed in a safe and sound manner and to prevent the continuation of unsafe and unsound activities. Additionally, they must generally approve significant business activities undertaken by financial institutions. Typical examples of such activities requiring approval include branch locations, mergers, capital transactions, and major organizational structure changes. Obtaining regulatory approval for these types of activities can be time consuming and expensive and ultimately might not be successful.

Insurance of Accounts and Regulatory Assessments

Our deposit accounts are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation up to the maximum legal limits of the FDIC and are subject to regulation, supervision, and regular examination by the Virginia Bureau of Financial Institutions and the Federal Reserve. The regulations of these various agencies govern most aspects of our business, including required reserves against deposits, loans, investments, mergers and acquisitions, borrowings, dividends, and location and number of branch offices. The laws and regulations governing us generally have been promulgated to protect depositors and the deposit insurance funds and not for the purpose of protecting shareholders.

The Federal Deposit Insurance Act (FDIA) has established a risk-based deposit insurance assessment system. Under applicable regulations, deposit premium assessments are determined based upon a matrix formed utilizing capital categories – “well-capitalized,” “adequately capitalized,” and “undercapitalized” – defined in the same manner as those categories are defined for purposes of Section 38 of the FDIA. Each of these groups are divided into three subgroups which reflect varying levels of supervisory concern, from those which are considered healthy to those which are considered to be of substantial supervisory concern. The matrix created results in nine assessment risk classifications, with rates ranging from 0.01% of insured deposits for well-capitalized institutions having the lowest level of supervisory concern to 0.27% of insured deposits for undercapitalized institutions having the highest level of supervisory concern. In general, while the Bank Insurance Fund of the FDIC maintains a reserve ratio of 1.25% or greater, no deposit insurance premiums are required. When the Bank Insurance Fund of the FDIC reserve ratio falls below that level, all insured banks would be required to pay premiums. Payment of deposit premiums, either under current law or as the deposit insurance system may be reformed, will have an adverse impact on earnings.

Bank Capital Adequacy Guidelines

The Federal Reserve Board has issued risk-based and leverage capital guidelines applicable to banking organizations that it supervises. Under the risk-based capital requirements, we are generally required to maintain a minimum ratio of total capital to risk-weighted assets (including specific off-balance sheet activities, such as standby letters of credit) of 8%. At least half of total capital (4%) must be composed of “Tier 1 capital,” which is defined as common equity, retained earnings, and qualifying perpetual preferred stock less certain intangibles. The remainder may consist of “Tier 2 capital,” which is defined as specific subordinated debt, some hybrid capital instruments and other qualifying preferred stock, and a limited amount of the Allowance for Loan Losses. Assets are adjusted under the risk-based guidelines to take into account different risk characteristics, with the categories ranging from 0% (requiring no risk-based capital) for assets such as cash and certain U.S. Government and Agency Securities to 100% for the bulk of assets which are typically held by a bank holding company, including certain multi-family residential and commercial real estate loans, commercial business loans, and consumer loans. Residential first mortgage loans on one- to four-family residential real estate and certain seasoned multi-family residential real estate loans, which are not 90 days or more past due or nonperforming and which have been made in accordance with prudent underwriting standards, are assigned a 50% level in the risk-weighting system, as are certain privately issued mortgage-backed securities representing indirect ownership of such loans.

In addition to the risk-based capital requirements, the Federal Reserve has established a minimum 4.0% Leverage Capital Ratio (Tier 1 capital to total adjusted assets) requirement for the most highly rated banks, with an additional cushion of at least 100 to 200 basis points for all other banks, which effectively increases the minimum Leverage Capital Ratio for such other banks to a level of 4.0% to 6.0% or more. The highest rated banks are those that are not anticipating or experiencing significant growth; that have well-diversified risk, including no undue interest rate risk exposure, excellent asset quality, high liquidity, and good earnings; and that, in general, are considered a strong banking organization. A bank having less than the minimum Leverage Capital Ratio requirement shall, within 60 days of the date as of which it fails to comply with such requirement, submit a reasonable plan describing the means and timing by which it will achieve its minimum Leverage Capital Ratio requirements. A bank that fails to file such a plan is deemed to be operating in an unsafe and unsound manner and could be subject to a cease-and-desist order. Any insured depository institution with a Leverage Capital Ratio that is less than 2.05% is deemed to be operating in an unsafe and unsound condition pursuant to Section 8(a) of the FDIA and is subject to potential termination of deposit insurance. However, such an institution will not be subject to an enforcement proceeding solely on account of its capital ratios, provided it has entered into and is in compliance with a written agreement to increase its Leverage Capital Ratio and to take such other action as may be necessary to operate in a safe and sound manner. The capital regulations also provide, among other things, for the issuance of a capital directive, which is a final order issued to a bank that fails to maintain minimum capital or to restore its capital to the minimum capital requirement within a specified time period. Such directive is enforceable in the same manner as a final cease-and-desist order.

Under these regulations, a commercial bank will be:

•

“well-capitalized” if it has a total risk-based capital ratio of 10% or greater, a Tier 1 risk-based capital ratio of 6% or greater, and a Tier 1 leverage ratio of 5% or greater and is not subject to any written capital order or directive;

•

“adequately capitalized” if it has a total risk-based capital ratio of 8% or greater, a Tier 1 risk-based capital ratio of 4% or greater, and a Tier 1 leverage ratio of 4% or greater (3% in certain circumstances) and does not meet the definition of “well-capitalized”;

•

“undercapitalized” if it has a total risk-based capital ratio of less than 8%, a Tier 1 risk-based capital ratio of less than 4%, and a Tier 1 leverage ratio of less than 4% (3% in certain circumstances);

•	“significantly undercapitalized” if it has a total risk-based capital ratio of less than 6%, a Tier 1 risk-based capital ratio of less than 3%, and a Tier 1 leverage ratio of less than 3%; or

•	“critically undercapitalized” if it has a ratio of tangible equity to total assets that is equal to or less than 2%.

The risk-based capital standards of the Federal Reserve explicitly identify concentrations of credit risk and the risk arising from non-traditional activities, as well as an institution’s ability to manage these risks, as important factors to be taken into account by the agency in assessing an institution’s overall capital adequacy. The capital guidelines also provide that an institution’s exposure to a decline in the economic value of its capital due to changes in interest rates be considered by the agency as a factor in evaluating a banking organization’s capital adequacy.

Prompt Corrective Action

Immediately upon becoming undercapitalized, an institution shall become subject to the provisions of Section 38 of the FDIA, which: (a) restrict payment of capital distributions and management fees; (b) require that the appropriate federal banking agency monitor the condition of the institution and its efforts to restore its capital; (c) require submission of a capital restoration plan; (d) restrict the growth of the institution’s assets; and (e) require prior approval of certain expansion proposals. The appropriate federal banking agency for an undercapitalized institution also may take any number of discretionary supervisory actions if the agency determines that any of these actions is necessary to resolve the problems of the institution at the least possible long term cost to the deposit insurance fund, subject in certain cases to specified procedures. These discretionary supervisory actions include: (a) requiring the institution to raise additional capital; (b) restricting transactions with affiliates; (c) requiring divestiture of the institution or the sale of the institution to a willing purchaser; and (d) any other supervisory action that the agency deems appropriate. These and additional mandatory and permissive supervisory actions may be taken with respect to significantly undercapitalized and critically undercapitalized institutions.

Gramm-Leach-Bliley Act

The Gramm-Leach-Bliley Act (the “Act”) implemented major changes to the statutory framework for providing banking and other financial services in the United States. The Act, among other things, eliminated many of the restrictions on affiliations among banks and securities firms, insurance firms, and other financial service providers. A bank holding company that qualifies as a financial holding company will be permitted to engage in activities that are financial in nature or incident or complimentary to financial activities. The activities that the Act expressly lists as financial in nature include insurance activities, providing financial and investment advisory services, underwriting services and limited merchant banking activities.

To be eligible for these expanded activities, a bank holding company must qualify as a financial holding company. To qualify as a financial holding company, each insured depository institution controlled by the bank holding company must be well-capitalized and well-managed and have a least a satisfactory rating under the Community Reinvestment Act. In addition, the bank holding company must file with the Federal Reserve a declaration of its intention to become a financial holding company.

Although the Act is considered one of the most significant banking laws since Depression-era statutes were enacted, we do not expect it to materially affect our products, services, or other business activities, nor do we believe that the Act will have a material adverse impact on our operations. To the extent that it allows banks, securities firms, and insurance firms to affiliate, the financial services industry may experience further consolidation. The Act may have the result of increasing competition that we face from larger institutions and other companies offering financial products and services, many of which may have substantially greater financial resources.

Payment of Cash Dividends

The Company is subject to laws and regulations that limit the amount of dividend that it can pay. The amount of dividends that may be paid depends upon our earnings and capital position and is limited by federal and state laws, regulations, and policies. Federal Reserve and Virginia state regulators require prior approval for any dividend if the total of all dividends declared in any calendar year would exceed the total of our net profits for that year combined with our retained net profits for the preceding two years. In addition, the Company may not pay a dividend in an amount greater than its undivided profits then on hand after deducting its losses and bad debts. For this purpose, bad debts are generally defined to include the principal amount of loans which are in arrears with respect to interest by six months or more unless such loans are fully secured and in the process of collection. Moreover, for purposes of this limitation, the Company is not permitted to add the balance of the Allowance for Loan Losses account to its undivided profits then on hand; however, it may net the sum of its bad debts as so defined against the balance of its Allowance for Loan Losses account and deduct from undivided profits only bad debts so defined in excess of that account. In addition, the Federal Reserve is authorized to determine under certain circumstances relating to the financial condition of a bank that the payment of dividends would be an unsafe and unsound practice and to prohibit payment thereof. The payment of dividends that deplete a bank’s capital base could be deemed to constitute such an unsafe and unsound banking practice. The Federal Reserve has indicated that banking organizations generally pay dividends only out of current operating earnings.

Under Virginia law, no dividend may be declared or paid out of a bank’s paid-in capital. The Company may be prohibited under Virginia law from the payment of dividends if the Virginia Bureau of Financial Institutions determines that a limitation of dividends is in the public interest and is necessary to ensure our financial soundness, and may also permit the payment of dividends not otherwise allowed by Virginia law.

Monetary Policy

Banking is a business that depends on interest rate differentials. In general, the differences between the interest paid by a bank on its deposits and its other borrowings and the interest received by a bank on loans extended to its customers and securities held in its investment portfolio constitute a major portion of earnings. Thus, our earnings and growth will be subject to the influence of economic conditions generally, both domestic and foreign, and also to the monetary and fiscal policies of the United States and its agencies, particularly the Federal Reserve, which regulates the supply of money through various means including open market transactions in United States government securities. These transactions include the purchase and sale of securities to expand or contract the general liquidity in the financial system. Additionally, the Board of Governors of the Federal Reserve establishes a target Federal Fund Rate and the Discount Rate. The actions taken by the Federal Reserve System will dictate the general condition of interest rates in the market place.

The Bank’s earnings are a function of differentials between interest rates. Depending on the Bank’s asset/liability strategy, actions taken by the Federal Reserve may have a positive or negative effect on profitability. We cannot predict the actions of the Federal Reserve, nor can we guarantee that our asset/liability strategy is consistent with action taken by the Federal Reserve.

Community Reinvestment Act

The Community Reinvestment Act of 1977 requires federal banking regulators to evaluate the record of financial institutions in meeting the credit needs of their local communities, including low- and moderate-income neighborhoods, consistent with the safe and sound operation of those institutions. These factors are also considered in evaluating mergers, acquisitions, and applications to open a branch or facility. To the best knowledge of management, the Bank is meeting its obligations under this act.

Branching and Interstate Banking

The federal banking agencies are authorized to approve interstate bank merger transactions without regard to whether such transaction is prohibited by the law of any state, unless the home state of one of the banks has opted out of the interstate bank merger provisions of the Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 (the “Riegle-Neal Act”) by adopting a law after the date of enactment of the Riegle-Neal Act and prior to June 1, 1997 that applies equally to all out-of-state banks and expressly prohibits merger transactions involving out-of-state banks. Interstate acquisitions of branches are permitted only if the law of the state in which the branch is located permits such acquisitions. Such interstate bank mergers and branch acquisitions are also subject to the nationwide and statewide insured deposit concentration limitations described in the Riegle-Neal Act.

The Riegle-Neal Act authorizes the federal banking agencies to approve interstate branching de novo by national and state banks in states which specifically allow for such branching. Virginia has enacted laws which permit interstate acquisitions of banks and bank branches and permit out-of-state banks to establish de novo branches.

Regulatory Enforcement Authority

Federal banking law grants substantial enforcement powers to federal banking regulators. This enforcement authority includes, among other things, the ability to assess civil money penalties, to issue cease and desist or removal orders and to initiate injunctive actions against banking organizations and institution-affiliated parties. In general, these enforcement actions may be initiated for violations of laws and regulations and unsafe or unsound practices. Other actions or inactions may provide the basis for enforcement action, including misleading or untimely reports filed with regulatory authorities.

Loans to Insiders

The Federal Reserve Act and related regulations impose specific restrictions on loans to directors, executive officers, and principal shareholder of banks. Under Section 22(h) of the Federal Reserve Act, any loan to a director, executive officer or principal shareholder of a bank, or to entities controlled by any of the foregoing, may not exceed, together with all outstanding loans to such persons or entities controlled by such person, the bank’s loan to one borrower limit. Loans in the aggregate to insiders and their related interests as a class may not exceed two times the bank’s unimpaired capital and unimpaired surplus until the bank’s total assets equal or exceed $100 million, at which time the aggregate is limited to the bank’s unimpaired capital and unimpaired surplus. Section 22(h) also prohibits loans above amounts prescribed by the appropriate federal banking agency to directors, executive officers, and principal shareholders of a bank or bank holding company, and to entities controlled by such persons, unless such loans are approved in advance by a majority of the Board of Directors of the bank with any “interested” director not participating in the voting. Our loan amount, which includes all other outstanding loans to such persons, as to which such prior board of director approval is required, must be the greater of $25,000 or 5% of capital and surplus (up to $500,000). Section 22(h) requires that loans to directors, executive officers, and principal shareholders be made in terms and underwriting standards substantially the same as offered in comparable transactions to other persons.

USA Patriot Act of 2001

The USA Patriot Act of 2001 was enacted in response to the terrorist attacks in New York, Pennsylvania, and Washington, D.C. which occurred on September 11, 2001 and is intended to strengthen the ability of U.S. law enforcement agencies and the intelligence communities to work cohesively to combat terrorism on a variety of fronts. The potential impact of the Patriot Act on financial institutions of all kinds is significant and wide ranging. The Patriot Act contains sweeping anti-money laundering and financial transparency laws and imposes various regulations, including standards for verifying client identification at account opening and rules to promote cooperation among financial institutions, regulators, and law enforcement entities in identifying parties that may be involved in terrorism or money laundering. The Patriot Act has not had a material impact on the results of operations or financial condition of the Bank.

Other Regulation

The Bank is subject to a variety of other regulations. State and federal laws restrict interest rates on loans, potentially affecting our income. The Truth in Lending Act and the Home Mortgage Disclosure Act impose information requirements on us in making loans. The Equal Credit Opportunity Act prohibits discrimination in lending on the basis of race, creed, or other prohibited factors. The Fair Credit Reporting Act governs the use and release of information to credit reporting agencies. The Truth in Savings Act requires disclosure of yields and costs of deposits and deposit accounts. Other acts govern confidentiality of consumer financial records, automatic deposits and withdrawals, check settlement, endorsement and presentment, and reporting of cash transactions as required by the Internal Revenue Service.

Future Regulatory Uncertainty

Because federal regulation of financial institutions changes regularly and is the subject of constant legislative debate, we cannot forecast how federal regulation of financial institutions may change in the future and impact our operations. Although Congress in recent years has sought to reduce the regulatory burden on financial institutions with respect to the approval of specific transactions, we fully expect that the our industry will remain heavily regulated in the near future and that additional laws or regulations may be adopted, further regulating specific banking practices.

Competition, Challenges, and Risk Factors

Dramatic change continues to occur in all areas of our financial marketplace. Our competition includes regional, national, and local financial institutions, including other banks, mortgage and securities brokers, insurance companies, thrifts, and tax-exempt credit unions. Management continues to develop new products and services in order to expand our footprint beyond the City of Suffolk. We believe that our hometown, friendly service approach to banking and our focus on innovative and competitive products sets us apart from our competition.

In management’s opinion, the primary challenges facing the Bank that may impact our performance follow:

•	Net interest margin compression, which would impact the Bank’s ability to increase revenues due to the volatility of interest rates

•	Compression of interest rate spreads between interest income on loans and investments and the interest paid on deposit and borrowed funds

•	A limited ability to predict, with certainty, interest rate changes

•	Economic conditions that may be less favorable than expected, resulting in deterioration in credit quality and/or reduced demand for loans

•	Borrowers’ inability to repay loans

•	A decline in the value of collateral securing loans

•	A decline in the quality of the Bank’s loan portfolio

•	Regulatory changes, including compliance with the Sarbanes-Oxley Act of 2002, which may adversely affect earnings by requiring additional personnel

•	Unfavorable economic conditions and a volatile interest rate environment

•	Adverse changes in the securities market

•	Employee turnover

•	Vigorous competition from other financial service providers

•	Changes in national and local economic conditions which might lead to increased loan charge-offs that could affect net income

•

Increased unemployment in our trade area, a decline in real estate values, or a sudden change in interest rates leading to a weakened economy, which might affect our earnings and overall financial condition

•	An inability to attract and retain skilled personnel

Lending Activities and Credit Risk Management

The Bank’s loan development goal is to maximize earnings through quality loan products that are competitive in rate and term; to assist small- and medium-sized business and consumer borrowers in achieving their financial goals; and to establish long term, meaningful banking relationships. We develop a majority of our lending activities within our trade area, but as a secondary role of the loan function, we also underwrite and partner with other financial institutions to produce commercial real estate loans within and outside our service area. Commercial real estate loans represented 61% of total loans at December 31, 2008. Our loan portfolio is the primary source of our profitability, and appropriate loan underwriting is essential to both our near and long-term success. Our underwriting is intended to classify acceptable risk-mitigating issues that ensure our credit analysis conforms to acceptable lending standards. The primary factors considered in underwriting loans are cash flow and debt service coverage, the value of the collateral securing the loan, a secondary source of repayment, the equity invested in the transaction by the borrower, and the current local and national economic environment. While any lending function involves a certain amount of risk, commercial lending presents a more significant risk because repayment usually depends on revenue generated by principal collateral securing the loan or from other cash flow sources of a business that affect its debt service capacity.

Management uses the following universal practices to manage credit risk:

•	An established credit approval process

•	A careful underwriting and analysis of borrowers’ loan requests

•	An analysis of market trends and collateral risks

•	Constant monitoring of our loan portfolio

•	An ongoing analysis of customer loans and other deposit relationships

•	Periodic review of our lending strategy and overall exposure to economic changes

SuffolkFirst Bank focuses on relationship lending, which has historically produced solid credit quality, as evidenced by our low charge-off history.

The risk of delinquent loans is inherent in banking; therefore, we may experience greater levels of delinquencies than anticipated, and as a result, our earnings and the overall financial condition of the Bank could be affected. We cannot precisely estimate economic conditions or be assured that monitoring procedures and policies will reduce lending risks and that our Allowance for Loan Loss (the “Allowance”) will be adequate. Loan losses may cause insolvency and failure of the Bank, and in such an event, shareholders could lose their entire investment. In addition, future provisions for loan losses could have an adverse effect on the profitability of the Bank. A loan loss will reduce the Allowance, and a reduction to the Allowance will be restored by a recovery of the loss. If not recovered, a loan loss will result in an increase to our expense provision for loan losses, thereby reducing earnings, which could have an adverse effect on the market value of our stock.

The Board of Directors approves various levels of loan officer loan authority based on the aggregate credit exposure to a borrower and the secured or unsecured status of a proposed loan. A secured loan within a loan officer’s assigned authority may be approved by that officer and reviewed and ratified by the Officers Loan Committee, the Executive Loan Committee, and the Board of Directors. All unsecured loans must be presented to the Officers Loan Committee for approval. The Officers Loan Committee consists of all loan officers together with the Loan Review Officer, with voting members consisting of the President and CEO and the two Executive Vice

Presidents. The Executive Loan Committee consists of five permanent members, including the President and CEO. Unsecured loans that exceed $250,000 and secured loans that exceed $500,000 and up to $1,200,000 are approved by the Executive Loan Committee. Unsecured loans over $700,000 and secured loans over $1,200,000, as well as all loans originated and purchased from other financial institutions and all insider loans, are approved by the Board upon recommendation of the Executive Loan Committee.

Commercial loans represent the largest category of the Bank’s total loan portfolio of $117,247,295 as of December 31, 2008. Loans for commercial and business purposes at December 31, 2008 represented $87,074,476, or 75.35% of total loans. The remaining loan portfolio, which represented 24.65% of total loans, included various loans for working capital and equipment and loans secured by real estate located within or beyond our immediate market. Commercial loans of $70,342,338 secured by real estate represented 60.81% of total loans and 80.78% of commercial business purpose loans. Other non-real estate business loans of $16,732,138 represented 14.27% of total loans and 19.22% of all commercial loans. Consumer loans of $25,818,111 secured by primary and secondary liens on residential real estate represented 22.02% of total loans and 26.32% of all loans secured by real estate. Management believes the loan portfolio is adequately diversified; however, total loans of $98,095,640 secured by real estate on December 31, 2008 represented 83.67% of total loans and 528.22% of total risk-based capital of $18,571,000. The analysis by management of the historical performance of this segment of the loan portfolio considers this to be an acceptable concentration of credit.

Lending Limit

At December 31, 2008, the Bank’s legal lending limit for loans to one borrower was $2.53 million. As a part of risk management strategy, we maintain internal “house” limits below our legal lending limit. When we receive customer requests in excess of our legal lending limit, we evaluate the credit risk under our normal guidelines, and approved transactions exceeding our lending limit are sold to and funded by other banks.

Churches and Related Accounts

Bank management recognizes the large number of established churches located in our market area and is targeting this segment of our market by offering loans for new construction; refinancing and consolidation of current debt; and other purposes, including the financing of purchases of equipment, furniture, and fixtures. We do not anticipate any unique risks associated with these lending practices. In addition, our management focuses on developing personal banking relationships with these church congregations.

Consumer Purpose and Residential Real Estate Loans

Our consumer loans consist of personal loans for various purposes, including non-real estate secured and unsecured revolving credit. A majority of these loans are secured by liens on various personal assets of the borrower, but they also may be made on an unsecured basis. Real estate loans include consumer loans secured by first or junior liens on real estate. Consumer loans are generally made at fixed interest rates with maturities or amortization schedules generally not to exceed five years; however, consumer loans secured by real estate are made at fixed interest rates and normally contain interest rate adjustment features or are callable in five years with an amortization of 20 to 30 years. The Bank offers a variety of residential real estate loans with loan-to-value ratios not to exceed 90% of the value of the collateral. As of December 31, 2008, we had $25,818,111, or 22.02% of our total outstanding loans, in one- to four- family residential loans secured by first and junior liens. Included in this total is $10,870,069 in home equity loans to individuals.

Consumer loans generally are secured by personal property and other personal assets of borrowers which often depreciate rapidly or are vulnerable to damage or loss. In cases where damage or depreciation reduces the value of our collateral below the unpaid balance of a defaulted loan, repossession may not result in repayment of the entire outstanding balance. The resulting deficiency often does not warrant further substantial collection efforts against the borrower. In connection with consumer lending in general, the success of our loan collection efforts is highly dependent on the continuing financial stability of our borrowers, so our collection of consumer loans may be more likely to be adversely affected by a borrower’s job loss, illness, personal bankruptcy, or other change in personal circumstances than is the case with other types of loans.

Unfunded Commitments

In the normal course of business, we may have outstanding commitments for the extension of credit that are not reflected in the financial statements. These commitments represent no more than the normal lending risk that we commit to our borrowers. As of December 31, 2008, we had outstanding commitments to extend credit of $17,064,037, including letters of credit of $123,550. Management believes these commitments can be funded through normal operations.

Market for Registrant’s Common Equity and Related Stockholder Matters

First Bankshares common stock currently trades on the NASDAQ Capital Market under the symbol “SUFB.” Prior to August 15, 2008, the effective date of the reorganization pursuant to which First Bankshares became the holding company for SuffolkFirst Bank, SuffolkFirst Bank’s common stock traded on the NASDAQ Capital Market under the trading symbol “SUFB.” The following table sets forth the high and low sales prices of First Bankshares’ and SuffolkFirst Bank’s common stock, as applicable, for the years ended December 31, 2008 and 2007, as reported on the NASDAQ Capital Market.

NASDAQ Stock Prices

For the years ended December 31, 2008 and 2007

	2008		2007
	High	Low	High	Low
First Quarter	$8.00	$6.50	$10.55	$9.18
Second Quarter	$7.88	$7.00	$10.00	$8.99
Third Quarter	$7.00	$4.54	$9.50	$7.00
Fourth Quarter	$4.85	$3.26	$9.00	$7.11

As of January 27, 2009, the Company had 2,276,298 shares of common stock outstanding with a par value of $3.20 per share, held by approximately 1,250 shareholders of record.

We have not declared a dividend since inception. As discussed in “Business – Supervision and Regulation – Payment of Cash Dividends” on page 5, we are subject to certain restrictions imposed by the capital requirements of federal and state banking regulations, and the declaration of dividends in the future will depend on our earnings and capital requirements and may be restricted.

The following table represents selected ratios:

Selected Ratios

For the years ended December 31, 2008, 2007 and 2006

	2008	2007	2006
Return on Average Assets	0.14%	0.46%	0.57%
Return on Average Equity	1.44%	3.72%	5.12%
Average Equity to Average Assets	9.26%	12.37%	14.11%
Net Interest Margin	2.84%	3.27%	3.52%
Efficiency Ratio	76.57%	77.01%	77.65%
Risk based capital ratio	15.02%	14.96%	21.00%
Tier 1 capital ratio	13.65%	14.15%	19.97%
Allowance for loan losses to total loans	1.44%	0.90%	1.10%

Management’s Discussion and Analysis or Plan of Operations

The following discussion is intended to assist readers in understanding and evaluating our financial condition and results of operations. This review should be read in conjunction with our financial statements and accompanying notes included in this annual report, beginning on page 22. The data presented for the years ended December 31, 2008 and 2007 is derived from our audited financial statements and footnotes appearing elsewhere in this document.

In addition to historical information, “Management’s Discussion and Analysis” contains forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical results or from those anticipated. The risks and uncertainties that may affect the Company include, but are not limited to: the growth of the economy, interest rate fluctuations, timely development of technology enhancements for the Bank’s products and operating systems, the impact of competitive products and the Internet, services and pricing, customer needs, and banking legislation. When we use words such as “believe,” “expect,” “anticipate,” or other such similar expressions, we are making forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date thereof.

Results of Operations

Overview

The primary source of our revenue is net interest income, which represents the difference between interest income on earning assets and interest expense on liabilities used to fund those assets. Earning assets include loans, securities, and federal funds sold. Interest-bearing liabilities include deposits and borrowings. Sources of noninterest income include service charges on deposit accounts, gains on the sale of securities, and other miscellaneous income.

For the year ended December 31, 2008, our net income was $245,138, compared to a net income of $606,566 in 2007 and $873,335 in 2006. Our net income and per share income have declined as indicated in the following table:

Net Income Comparison

For the Years Ended December 31, 2008, 2007 and 2006

	2008	2007	2006
Net Income	$245,138	$606,566	$873,335
Per Share Income	$0.11	$0.27	$0.38

Net Interest Income

Net interest income is affected by changes in interest rates, the volume of interest-bearing assets and liabilities, and the composition of those assets and liabilities. Management strives to maximize net interest income through prudent balance sheet administration, while maintaining appropriate risk levels as determined by senior management with the oversight of the Board of Directors. The “net interest margin” is a commonly utilized statistic related to changes in interest income. The net interest margin is defined as the percentage of net interest income to average earning assets. Net interest income for the year ended December 31, 2008 was $4,674,709. By comparison, net interest income for 2007 and 2006 was $4,022,010 and $3,651,564, respectively. The net interest margin declined from 3.52% in 2006 and 3.27% in 2007 to 2.84% in 2008.

The decline in net interest margin can be primarily attributed to the Bank’s asset-sensitive position in a declining interest rate environment in which rates on a portion of our loan portfolio adjusted faster than rates on time deposits and specific borrowed funds.

The following table, “Average Balances, Interest Income/Expenses, and Average Yield/Rates,” provides a detailed analysis of the effective yields and rates on interest-earning assets and interest-bearing liabilities for the periods indicated. The average balances and other statistical data used in this table were calculated using daily average balances.

Average Balances, Interest Income/Expenses, and Average Yield/Rates

For the Years Ended December 31, 2008, 2007 and 2006

(dollars in thousands)

	2008			2007			2006
	Average Balances(1)	Interest Income/ Expense	Average Yields/ Rates	Average Balances(1)	Interest Income/ Expense	Average Yields/ Rates	Average Balances(1)	Interest Income/ Expense	Average Yields/ Rates
Assets:
Interest-earning assets:
Federal funds sold	$4,745	$60	1.26%	$1,306	$64	4.90%	$2,626	$127	4.84%
Investment securities	46,402	2,825	6.09%	34,116	1,794	5.26%	32,415	1,423	4.39%
Loans	113,433	7,348	6.48%	87,550	6,694	7.65%	68,737	5,173	7.53%

Total interest-earning assets	164,580	10,233	6.22%	122,972	8,552	6.95%	103,778	6,723	6.48%
Noninterest-earning assets:
Cash and due from banks	2,996			3,282			2,503
Premises and equipment	5,728			3,840			1,204
Other assets	1,990			1,463			1,184
Allowance for loan losses	(1,050)			(871)			(731)

Total noninterest-earning assets	9,664			7,714			4,160
Total Assets	$174,244			$130,686			$107,938

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$6,246	$73	1.17%	$5,691	$52	0.91%	$6,609	$66	1.00%
Savings deposits	2,621	31	1.18%	2,257	27	1.20%	2,119	26	1.23%
Time deposits	103,669	4,551	4.39%	80,972	4,005	4.95%	69,004	2,899	4.20%
Federal funds purchased and borrowed funds	30,075	903	3.00%	10,229	446	4.36%	1,420	81	5.70%

Total interest-bearing liabilities	142,611	5,558	3.90%	99,149	4,530	4.57%	79,152	3,072	3.88%
Noninterest-bearing liabilities:
Noninterest demand deposits	14,212			14,176			12,725
Other liabilities	1,284			1,192			826
Shareholders’ equity	16,137			16,169			15,235
Total Liabilities and Shareholders’ Equity	$174,244			$130,686			$107,938

Interest Rate Spread (2)			2.32%			2.38%			2.60%
Net Interest Income (3)		$4,675			$4,022			$3,651

Net Interest Margin (4)			2.84%			3.27%			3.52%

(1)	Average balances are computed on a daily basis.

(2)	Total interest earning assets average balance less total interest-bearing liabilities average balance.

(3)	Total earning assets less total interest-bearing liabilities.

(4)	Net interest margin is net interest income, expressed as a percentage of average earning assets.

The “Volume and Rate Analysis” table that follows reflects changes in interest income and interest expense resulting from changes in average volume and average rates:

Volume and Rate Analysis

For the Years Ended December 31, 2008, 2007 and 2006

(amounts in thousands)

	2008 vs. 2007 Increase (Decrease) Due to Changes in:			2007 vs. 2006 Increase (Decrease) Due to Changes in:
	Volume	Rate	Total	Volume	Rate	Total
Earning Assets:
Federal funds sold	$169	$(173)	$(4)	$(64)	$1	$(63)
Investment securities	647	384	1,031	75	296	371
Loans	1,984	(1,330)	654	1,420	101	1,521

Total earning assets	2,800	(1,119)	1,681	1,431	398	1,829
Interest-Bearing Liabilities:
Interest-bearing demand deposits	5	16	21	(9)	(5)	(14)
Savings deposits	4	(0)	4	2	(1)	1
Time deposits	1,127	(581)	546	502	604	1,106
Federal funds purchased and borrowed funds	865	(408)	457	502	(137)	365

Total interest-bearing liabilities	2,001	(973)	1,028	997	461	1,458

Change in net interest income	$799	$(146)	$653	$434	$(63)	$371

Noninterest Income

Noninterest income increased from $510,462 and $566,465 for the years ended December 31, 2006 and 2007 to $838,587 for the year ended December 31, 2008. The primary increase in noninterest income in 2008 was due to a gain of $264,625 on the sale of a security.

Noninterest Expense

The majority of the increase in noninterest expense components was related to salaries and employee benefits, which increased from $1,561,230 and $1,866,270 in 2006 and 2007, respectively, to $2,145,123 in 2008. The increase from 2006 to 2007 can be attributed to additional staffing related to growth, while the increase in 2008 resulted from a further increase in staffing due to the opening of our main branch and operations center in North Suffolk, Virginia, as well as the addition of an Executive Vice President and Senior Loan Officer and overall salary increases during the year. A significant expense for the three years was premises and equipment, of which depreciation was a major component for each period. Depreciation expense was $184,786, $212,635, and $344,019 for the years ended December 31, 2006, 2007, and 2008, respectively. In addition, professional fees have increased significantly due to our ongoing use of consultants to comply with SEC mandates related to Auditing Standards No. 5 of the Public Company Accounting Oversight Board (SOX 404).

Income Taxes

The Bank realized income before income taxes of $362,438 for the year ended December 31, 2008. For the years ended December 31, 2007 and 2006, income before income taxes was $919,790 and $866,745. Income tax expense of $117,300 was realized in 2008, compared to $313,224 in 2007 and a tax benefit of $6,590 in 2006.

Financial Condition

Loans

The following table summarizes the loan receivables portfolio by type at the dates indicated:

Loan Receivable Portfolio

As of December 31, 2008, 2007, 2006, 2005 and 2004

	2008 Amount		2007 Amount		2006 Amount		2005 Amount		2004 Amount
Real Estate - Residential	$27,733,803		$23,421,660		$19,800,357		$18,775,986		$14,490,641
Commercial - Real Estate	70,342,338	(1)	61,325,033	(2)	40,367,357	(3)	21,479,822	(4)	19,301,633	(5)
Commercial - Other	16,732,138		17,273,911		12,659,840		20,026,550		6,202,847
Installment and Other	2,439,016		2,707,311		2,452,861		2,219,953		1,526,990

Total Loans	117,247,295		104,727,915		75,280,415		62,502,311		41,522,111
Less: Allowance	(1,687,284)		(941,820)		(826,595)		(611,504)		(331,621)

Net Loans	$115,560,011		$103,786,095		$74,453,820		$61,890,807		$41,190,490

(1)	As of December 31, 2008, 71% of commercial real estate loans were secured by business locations, 14% were secured by rental properties, 9% were secured by churches, 1% were secured by farms, and 5% were secured by other real estate.

(2)	As of December 31, 2007, 57% of commercial real estate loans were secured by business locations, 29% were secured by rental properties, 7% were secured by churches, 1% were secured by farms, and 6% were secured by other real estate.

(3)	As of December 31, 2006, 57% of commercial real estate loans were secured by business locations, 18% were secured by rental properties, 2% were secured by churches, 2% were secured by farms, and 21% were secured by other real estate.

(4)	As of December 31, 2005, 59% of commercial real estate loans were secured by business locations, 18% were secured by rental properties, 11% were secured by churches, 7% were secured by farms, and 5% were secured by other real estate.

(5)	As of December 31, 2004, 60% of commercial real estate loans were secured by business locations, 17% were secured by rental properties, 12% were secured by churches, 5% were secured by farms, and 6% were secured by other real estate.

Real estate construction loans generally consist of financing the construction of one- to four-family dwellings and some nonfarm, nonresidential real estate. As of December 31, 2008, we had minimal real estate construction loans.

Allowance for Loan Losses

Management determines the Allowance for Loan Losses (the “Allowance”) based on an ongoing evaluation of the loan portfolio. This evaluation is inherently subjective because it requires material estimates, including the amounts and timing of cash flows expected to be received on impaired loans. Those estimates may be subject to significant change. Increases to the Allowance are made by charges to the provision for loan losses, which is reflected on the Consolidated Statements of Income and Comprehensive Income. Loans deemed to be uncollectible are charged against the Allowance, and recoveries of previously charged-off amounts are credited to the Allowance.

The Allowance for Loan Losses consists of (1) a component for individual loan impairment recognized and measured pursuant to Statement of Financial Accounting Standards (SFAS) No. 114, “Accounting by Creditors for Impairment of a Loan,” and (2) components of collective loan impairment recognized pursuant to SFAS No. 5, “Accounting for Contingencies,” including a component that is unallocated. We maintain specific reserves for individually impaired loans pursuant to SFAS No. 114. A loan is impaired when, based on current information and events, it is probable that the Bank will be unable to collect all amounts due (interest as well as principal) according to the contractual terms of the loan agreement. On a quarterly basis, management reviews all commercial and consumer relationships that have been classified as substandard or doubtful. Loans are considered impaired when the borrower does not have the cash flow capacity or willingness to service the debt according to contractual terms, or it does not appear reasonable to assume the borrower will continue to pay according to the contractual agreement. At December 31, 2008, the Bank had $676,566 of impaired loans, or 0.58% of total loans, compared to no impaired loans at December 31, 2007, 2006, and 2005 and $1,339 in impaired loans at December 31, 2004. It is the opinion of management that the Allowance is adequate to absorb any loss related to these loans.

Reserves established pursuant to the provisions of SFAS No. 5 on collective loan impairment are primarily based on historical charge-off experience. However, reserves may be adjusted to reflect the effects of current conditions. The Bank considers information derived from its loan risk ratings; internal observable data related to trends within the loan portfolio, including credit quality and concentrations, aging of the portfolio, and external observable data related to industry and general economic trends; and any significant, relevant changes to the Bank’s policies and procedures. Each loan is assigned a “risk grade” by the account officer at origination. Risk grades are based on an assessment of conditions that may affect a borrower’s ability to meet contractual obligations under a loan agreement.

A portion of the Bank’s Allowance is not allocated to any specific category of loans. This unallocated portion of the Allowance reflects management’s best estimate of risk inherent in the calculation of the overall Allowance. The portion considered unallocated may fluctuate from period to period based on management’s evaluation of the factors affecting the assumptions used in calculating the Allowance, including historical loss experience and current economic conditions.

Although management uses the best information available to establish the Allowance, future adjustments to the Allowance may be necessary if economic conditions are substantially different from the assumptions used in making the valuations.

At December 31, 2008, the Allowance stood at $1,687,284 and reflects an expense provision of $828,656 for the year 2008. As a percentage of total loans, the Allowance for 2008 and 2007 was 1.44% and 0.90%, respectively. The Allowance is primarily determined by management’s estimate of possible losses that are inherent in the portfolio as of the balance sheet date and is also guided by management’s analysis of economic conditions.

Allowance For Loan Losses

As of December 31, 2008, 2007, 2006, 2005 and 2004

	2008	2007	2006	2005	2004
Total loans	$117,247,295	$104,727,915	$75,280,415	$62,502,310	$41,522,111

Beginning balance	$941,820	$826,595	$611,504	$331,621	$159,068
Loan charge-offs	(89,692)	(5,368)	(4,250)	(463)	(556)
Loan recoveries	6,499	4,524	—	—	—
Additions to allowance	828,656	116,069	219,341	280,346	173,109

Ending balance	$1,687,283	$941,820	$826,595	$611,504	$331,621

Nonperforming Loans and Other Problem Assets

It is the Bank’s policy to discontinue accrual of interest income when a loan is 90 days past due as to interest and principal or when there is serious doubt as to collectibility, unless the estimated net realized value of collateral is sufficient to assure collection of principal balance and accrued interest. At year end 2008, management recognized $676,566 in total nonperforming loans which were classified as impaired loans, compared to no impaired loans at year end 2007, 2006, and 2005 and $1,339 in impaired loans at year end 2004.

Potential Problem Loans

Our loan policy requires management to identify and maintain a list of potential problem loans, including loans that are past due 90 days or more. A loan is added to the potential problem list when management becomes aware of information related to possible credit problems of the borrower that will cause doubt as to the ability of the borrower to comply with current loan repayment terms.

Other Real Estate Owned

At December 31, 2008, the Bank had no other real estated owned (OREO). Our OREO policy is to initially record value at the lower of net loan principal balance or estimated fair market value less estimated selling costs. The estimated fair value is determined by appraisal at the time of acquisition.

As of December 31, 2008, management identified $676,566 as an impaired loan which was included within the Bank’s internal watch list with specific impairment reserves allocated to the loan. In January 2009, documents related to foreclosure of the collateral securing this loan were executed. Management does not anticipate a loss that will exceed the reserve amount that was allocated to this loan at year end 2008 and believes the analysis of the current appraisal of the collateral will support the OREO value.

Deposits

Deposits represent the primary source of funds and are comprised of demand deposits, savings deposits, and time deposits. Deposits at December 31, 2008 totaled $130,284,637 compared to December 31, 2007 deposits of $113,748,150, and represent a 14.54% increase. These deposits combined with other borrowed funds were the funding source for loan and investment growth.

Capital Adequacy

Capital management in a regulated financial services industry must properly balance return on equity to shareholders while maintaining sufficient capital levels and related risk-based capital ratios to satisfy regulatory requirements. The Bank’s capital management strategies have been developed to maintain its “well-capitalized” position. Total capital at December 31, 2008 of $16,709,846 included $175,210 in comprehensive loss. The Bank is considered by our Board of Directors, management, and regulators to be well-capitalized.

We are subject to various regulatory capital requirements administered by federal and other bank regulators. Failure to meet minimum capital requirements can trigger certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material adverse effect on our financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, we must meet specific capital guidelines that involve quantitative measures of assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. Capital amounts and reclassifications are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require us to maintain minimum amounts and ratios of total and Tier 1 capital to average assets. As of December 31, 2008, we had met all minimum capital adequacy requirements to which we are subject and are categorized as “well- capitalized.” There are no conditions or events that management believes have changed our category.

The following tables reflect the capital ratios and the minimum capital ratios required by our regulators:

Risk-Based Capital Analysis

As of December 31, 2008

(dollars in thousands)

Tier 1 capital:
Common stock	$7,284
Additional paid-in capital	8,938
Retained earnings and comprehensive income	662
Accumulated other comprehensive income, net	(175)

Subtotal	$16,709
Less: Net unrealized gains (losses)	(175)

Total Tier 1 capital	$16,884

Tier 2 capital:
Allowance for loan losses	1,687
Total risk-based capital	$18,571

Average total assets (4th Quarter)	$180,975

Risk-weighted assets	$123,678

Risk-Based Capital Ratios

As of December 31, 2008

	2008	Regulatory Minimum
Tier 1 leverage ratio	9.33%	4.0%
Tier 1 risk-based capital ratio	13.65%	4.0%
Total risk-based capital ratio	15.02%	8.0%

Liquidity

Liquidity is identified as the ability to generate or acquire sufficient amounts of cash when needed and at a reasonable cost to accommodate withdrawals, payments of debt, and increased loan demand. These events may occur daily or in other short-term intervals in the normal operation of business. Historical trends help management predict time cycles and the amount of cash required. In assessing liquidity, management gives consideration to relevant factors including stability of deposits, quality of assets, economy of market served, concentrations of business and industry, competition, and our overall financial condition. Our primary sources of liquidity are cash, due from banks, federal funds sold, and securities in our available-for-sale portfolio. We also have access to substantial lines of credit from our correspondent banks, in addition to an arrangement to borrow from the Federal Home Loan Bank in an aggregate amount of 30% of total assets and from the Federal Reserve under certain conditions. Theses credit lines are available through our correspondent banks for short term liquidity needs and are subject to prevailing interest rates. In management’s opinion, we maintain the ability to generate sufficient amounts of cash to cover normal requirements and any additional needs which may arise, within realistic limitations.

Interest Rate Sensitivity

Financial institutions can be exposed to several market risks which may impact the value or future earnings capacity of an organization. Our primary market risk is interest rate risk. Interest rate risk is inherent in banking because as a financial institution, we derive a significant amount of the operating revenue from “purchasing” funds (customer deposits and borrowings) at various terms and rates. These funds are invested into earning assets (loans, investments, etc.) at various terms and rates.

Interest rate risk is the exposure to fluctuations in our future earnings (earnings at risk) and value (value at risk) resulting from changes in interest rates. This exposure results from differences between the amounts of interest-earning assets and interest-bearing liabilities that re-price within a specific time period as a result of scheduled maturities and repayment and contractual interest rate changes.

The primary objective of our asset/liability management process is to maximize current and future net interest income within acceptable levels of interest rate risk while satisfying liquidity and capital requirements. Management recognizes that a certain amount of interest rate risk is inherent and appropriate. The goal is to maintain a balance between risk and reward such that net interest income is maximized while risk is maintained at an acceptable level.

Management strives to control the Bank’s exposure to interest rate volatility, and we operate under policies and guidelines established by our Board of Directors, who set the level of acceptable risk by understanding, reviewing, and making decisions based on its risk position. In addition, pricing, promotion, and product development activities are assessed in an effort to emphasize the loan and deposit term or repricing characteristics that best meet current interest risk objectives. We use a variety of analytical systems and balance sheet tools to manage interest rate risk.

Gap Analysis

Gap analysis tools monitor the “gap” between interest-sensitive assets and interest-sensitive liabilities. The Bank uses a simulation model to forecast future balance sheet and income statement behavior. By studying the effects on net interest income of rising, stable, and falling interest rate scenarios, the Bank can position itself to take advantage of anticipated interest rate movements by understanding the dynamic nature of its balance sheet components. We evaluate our securities, loan, and deposit portfolios to manage our interest rate risk position.

The following table on “Gap Analysis” indicates that, on a cumulative basis through one hundred and eighty days, the Bank reflects rate-sensitive assets exceeding rate sensitive liabilities, resulting in an asset- sensitive position of $45 million. However, at 12 months, rate-sensitive liabilities exceed rate-sensitive assets, resulting in a liability-sensitive position. This net liability-sensitive position was a result of $91.4 million in rate-sensitive assets and $92.4 million in rate-sensitive liabilities available for repricing during the next 12 months, which reflects a cumulative negative gap of $1 million. A positive interest sensitivity gap results when interest-sensitive assets exceed interest-sensitive liabilities for a specific repricing “horizon.” The gap is negative when interest-sensitive liabilities exceed interest-sensitive assets, as was the case at December 31, 2008. For a bank with a positive gap, rising interest rates are expected to have a positive effect on net interest income and falling rates would be expected to have the opposite effect. The following table reflects the balances of interest-earning assets and interest-bearing liabilities at the earlier of their repricing or maturity dates. Amounts of fixed-rate loans are reflected in the deposits’ maturity dates. Interest-bearing liabilities with no contractual maturity, such as interest-bearing transaction accounts and savings deposits, are reflected at the earliest repricing interval due to contractual arrangements which give management the opportunity to vary the rates paid on these deposits within a period of thirty or fewer days; however, the Bank is under no obligation to adjust the rates paid on those deposits within any given period.

Fixed-rate time deposits and advances are reflected at their contractual maturity dates, whereas variable-rate advances are reflected at the earliest repricing interval since they were borrowed under the daily rate credit option and re-price daily.

First Bankshares, Inc. and Subsidiary

Gap Report

For the Month Ending December 31, 2008

(in thousands)

	1-30 DAYS Volume	31-180 DAYS Volume	181-360 DAYS Volume	1-2 YEARS Volume	2-3 YEARS Volume	3-5 YEARS Volume	5-10 YEARS Volume	OVER 10 YEARS Volume	TOTAL Volume
ASSETS:
U.S. Agency -A.F.S.	5,660	—	—	12,998	—	5,000	—	—	23,658
FN/FH fix mortgage backed-A.F.S.	564	2,571	4,774	3,480	2,353	2,659	1,889	280	18,570
GN 1 yr CMT ARM-H.T.M.	133	178	273	—	—	—	—	—	584
FN/FH 1 yr CMT ARM-A.F.S.	68	892	587	621	262	367	566	—	3,363
FN/FH other CMT ARM-A.F.S.	18	292	204	82	64	232	—	—	892
FN/FH Libor ARM-A.F.S.	22	103	284	148	117	202	213	—	1,089
FN/FH Libor CMO-A.F.S.	10	45	49	81	64	90	138	—	477
Corporate bonds-A.F.S.	—	—	—	—	—	—	—	4,552	4,552
Tax-free muni bonds GO/A.F.S.	—	—	—	512	—	—	—	—	512
Federal Reserve stock	487	—	—	—	—	—	—	—	487
FHLB stock	1,943	—	—	—	—	—	—	—	1,943
Other securities	(1,302)	—	—	—	—	—	—	—	(1,302)
Commercial loans fixed	2,025	10,688	8,128	7,843	10,232	11,339	1,670	107	52,032
Commercial loans variable	35,087	858	—	—	—	—	—	—	35,945
Real estate loans fixed rate	193	1,027	788	2,768	2,315	2,688	5,301	118	15,198
Real estate loans variable rate	1,706	—	—	—	—	—	—	—	1,706
Consumer loans fixed rate	13,076	—	—	—	—	—	—	—	13,076
Loan balancing	(710)	—	—	—	—	—	—	—	(710)
Fed funds sold	651	—	—	—	—	—	—	—	651
Noninterest-bearing assets	—	—	—	—	—	—	—	—	11,696

Total Assets	59,631	16,654	15,087	28,533	15,407	22,577	9,777	5,057	184,419

LIABILITIES:
N.O.W. & Savings	3,626	—	—	—	—	—	—	—	3,626
MMDA	2,863	—	—	—	—	—	—	—	2,863
Passbook savings	2,950	—	—	—	—	—	—	—	2,950
Time deposits <100M	3,135	9,432	31,573	10,673	3,116	4,160	140	—	62,229
Time deposits >100M	3,562	5,714	13,590	9,141	6,550	5,927	—	—	44,484
CD balancing account	(70)	—	—	—	—	—	—	—	(70)
Borrowings	—	—	16,000	—	20,000	—	—	—	36,000
Noninterest-bearing liabilities & capital	—	—	—	—	—	—	—	—	32,337

Total Funding	16,066	15,146	61,163	19,814	29,666	10,087	140	—	184,419

DISCRETE:
GAP	43,565	1,508	(46,076)	8,719	(14,259)	12,490	9,637	5,057	0

CUMULATIVE:
GAP	43,565	45,073	(1,003)	7,716	(6,543)	5,947	15,584	20,641

Short Term Borrowings

The following table reflects short term borrowings for the years ending December 31, 2008, 2007, and 2006:

Short Term Borrowings

For the Years Ended December 31, 2008, 2007 and 2006

	2008	2007		2006
Federal funds purchased:
Year end balance	$—	$2,547,000		$—
Highest month end balance	$2,270,000	$3,951,000		$5,288,000
Term	Daily	Daily		Daily
Borrowings Less than One Year
Year end balance	$16,000,000	$45,000,000	(1)	$15,000,000
Highest month end balance	$21,000,000	$45,000,000		$15,000,000
Term	Daily	Daily to One Year		Daily

(1)	Includes $11 million in short term Federal Home Loan Bank of Atlanta borrowings with a term of one year.

Critical Accounting Policies

The reporting policies of the Company and the Bank are in accordance with generally accepted accounting policies of the United States of America. Certain critical accounting policies affect the more significant judgments and estimates used in the preparation of our financial statements. The Bank’s single most critical accounting policy relates to the Allowance for Loan Losses, which reflects the estimated losses resulting from the inability of our borrowers to make required loan payments. If the financial condition of the Bank’s borrowers were to deteriorate, resulting in an impairment of their ability to make payments, adjustments to the Bank’s estimates would be made and additional provisions for loan losses could be required. Further discussion of the estimates used in determining the Allowance for Loan Losses is contained in the discussion on “Allowance for Loan Losses” on pages 14 and 15.

Recent Accounting Pronouncements

Recent accounting pronouncements affecting the Bank are described in Note 20 of the notes to the historical consolidated financial statements of the Company for the year ended December 31, 2008 included in this annual report beginning on page 22.

Controls and Procedures

Disclosure Controls and Procedures

The Company maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure. As required, management, including the Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the design and operation of the Company’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Chief Executive Officer and Chief Financial Officer concluded that disclosure controls and procedures were effective to ensure that information required to be disclosed in reports that the Company files or submits pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Company to disclose material information otherwise required to be set forth in periodic reports.

Management’s Report on Internal Control over Financial Reporting

Management is also responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act. The Company’s internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2008. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in “Internal Control – Integrated Framework.” Based on this assessment, management concluded that, as of December 31, 2008, the Company’s internal control over financial reporting was effective based on those criteria.

This annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management’s assessment in this annual report.

Changes in Internal Controls

No changes in our internal control over financial reporting occurred during the year ended December 31, 2008 that materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

INDEX TO FINANCIAL STATEMENTS

First Bankshares, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

First Bankshares, Inc.

Suffolk, Virginia

We have audited the accompanying consolidated balance sheets of First Bankshares, Inc. and subsidiary as of December 31, 2008 and 2007, and the related consolidated statements of income and comprehensive income, changes in shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of First Bankshares, Inc. and subsidiary as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Witt Mares, PLC

/s/  Witt Mares, PLC

Norfolk, Virginia

February 10, 2009

First Bankshares, Inc. and Subsidiary

Consolidated Balance Sheets

As of December 31, 2008 and 2007

	2008	2007
Assets
Cash and cash equivalents
Cash and due from banks	$4,541,961	$3,468,110
Federal funds sold	651,000	—

Total cash and cash equivalents	5,192,961	3,468,110
Securities available-for-sale, at fair value	53,412,711	62,054,416
Loans, net	115,560,011	103,786,095
Bank premises and equipment, net	5,567,656	5,721,920
Accrued interest receivable	1,171,615	997,117
Other investments	2,483,500	2,783,850
Deferred tax asset	403,500	149,000
Other assets	366,269	425,487

	178,965,262	175,917,885

Total assets	$184,158,223	$179,385,995

Liabilities and Shareholders’ Equity
Deposits
Demand	$20,691,337	$20,373,596
Savings	2,950,405	2,431,289
Time	106,642,895	90,943,265

Total deposits	130,284,637	113,748,150
Accrued interest payable	891,697	911,724
Federal funds purchased and borrowed funds	36,010,972	47,551,895
Other liabilities	261,071	467,646

Total liabilities	$167,448,377	$162,679,415

Shareholders’ equity
Common stock, $3.20 par value; 10,000,000 shares authorized; 2,276,298 issued and outstanding	7,284,154	7,284,154
Additional paid-in-capital	8,938,444	8,938,444
Retained earnings	662,458	417,320
Accumulated other comprehensive income (loss), net	(175,210)	66,662

Total shareholders’ equity	16,709,846	16,706,580

Total liabilities and shareholders’ equity	$184,158,223	$179,385,995

See notes to financial statements.

First Bankshares, Inc. and Subsidiary

Consolidated Statements of Income and Comprehensive Income

For the years ended December 31, 2008, 2007 and 2006

	2008	2007	2006
Interest income
Interest and fees on loans	$7,347,771	$6,693,917	$5,173,402
Interest on securities
U.S. Treasury and U.S. Government agencies	2,395,585	1,687,678	1,359,465
Interest on Federal funds sold	60,302	63,667	127,078

Total interest income	9,803,658	8,445,262	6,659,945

Interest expense
Interest on deposits	3,453,054	3,131,725	2,255,747
Interest on time certificates of $100,000 and over	1,202,346	952,569	735,200
Interest on Federal funds purchased and borrowed funds	902,647	445,577	81,148

Total interest expense	5,558,047	4,529,871	3,072,095

Net interest income	4,245,611	3,915,391	3,587,850
Provision for loan losses	828,656	110,800	219,341

Net interest income after provision for loan losses	3,416,955	3,804,591	3,368,509

Noninterest income
Service charges on deposit accounts	307,914	278,537	244,928
Gains on sales of investments	264,625	—	—
Other	266,048	287,928	265,534

Total noninterest income	838,587	566,465	510,462

Noninterest expense
Salaries and employee benefits	2,145,123	1,866,270	1,561,230
Expenses of premises and equipment	567,644	327,553	260,970
Lease expense	67,519	101,041	97,401
Bank franchise tax	98,100	94,300	127,000
Advertising	60,654	49,600	96,347
Data processing	130,318	178,177	179,205
Office supplies	64,123	65,425	47,687
Professional fees	197,597	178,150	123,500
Telecommunications	39,943	46,646	31,838
Other operating expenses	522,083	544,104	487,048

Total noninterest expense	3,893,104	3,451,266	3,012,226

Income before income tax expense	362,438	919,790	866,745
Income tax expense (benefit)	117,300	313,224	(6,590)

Net income	245,138	606,566	873,335
Other comprehensive income, net of income tax expense:
Net unrealized gain (loss) on securities available-for-sale	(241,872)	244,096	171,321

Comprehensive income	$3,266	$850,662	$1,044,656

Per share data:	$0.11	$0.27	$0.38

See notes to financial statements.

First Bankshares, Inc. and Subsidiary

Consolidated Statements of Changes in Shareholders’ Equity

For the years ended December 31, 2008, 2007 and 2006

	Common Stock	Additional Paid-in Capital	Accumulated Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Shareholders’ Equity
Balances at January 1, 2006	$6,604,634	$9,576,109	$(1,062,581)	$(348,755)	$14,769,407
10% Stock split declared	661,920	(661,920)	—	—	—
Net income	—	—	873,335	—	873,335
Change in net unrealized loss on available-for-sale securities, net of deferred income tax expense of $88,442	—	—	—	171,321	171,321

Balances as of December 31, 2006	$7,266,554	$8,914,189	$(189,246)	$(177,434)	$15,814,063
Options exercised 5,500 shares	17,600	24,255	—	—	41,855
Net income	—	—	606,566	—	606,566
Change in net unrealized loss on available-for-sale securities, net of deferred income tax expense of $125,682	—	—	—	244,096	244,096

Balances as of December 31, 2007	$7,284,154	$8,938,444	$417,320	$66,662	$16,706,580
Net income	—	—	245,138	—	245,138
Change in net unrealized loss on available-for-sale securities, net of deferred income tax expense of $124,567	—	—	—	(241,872)	(241,872)

Balances as of December 31, 2008	$7,284,154	$8,938,444	$662,458	$(175,210)	$16,709,846

See notes to financial statements.

First Bankshares, Inc. and Subsidiary

Consolidated Statements of Cash Flows

For the years ended December 31, 2008, 2007 and 2006

	2008	2007	2006
Cash flows from operating activities
Net income (loss)	$245,138	$606,566	$873,335
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation	344,019	212,635	184,786
Net amortization (accretion) of investment securities	39,480	(36,854)	20,478
Gains on sales of securities	(265,573)	—	—
Provision for loan losses	828,656	110,800	219,341
Loan recoveries (charge-offs)	(89,237)	4,425	(4,250)
Change in operating assets and liabilities
Accrued interest receivable	(174,498)	(456,390)	(84,647)
Deferred tax assets	(129,933)	(21,496)	—
Other assets	59,218	(127,671)	238,072
Accrued interest payable	(20,027)	291,905	119,821
Other liabilities	(206,575)	48,653	242,909

Net cash provided by operating activities	630,668	632,573	1,809,845

Cash flows from investing activities
Proceeds from maturities and calls of available-for-sale securities	73,365,159	93,193,042	45,279,545
Purchase of available-for-sale securities	(64,863,800)	(111,350,000)	(49,671,769)
Purchase of Federal Reserve stock	(9,350)	(9,900)	(18,900)
Net proceeds from the sale of FHLB stock	309,700	—	—
Purchase of FHLB stock	—	(1,365,500)	(699,300)
Net increase in loans	(12,513,335)	(29,447,500)	(12,778,104)
Purchases of premises and equipment	(189,755)	(3,805,588)	(1,400,685)

Net cash used in investing activities	(3,901,381)	(52,785,446)	(19,289,213)

Cash flows from financing activities
Net increase (decrease) in demand deposits and savings accounts	836,857	(252,176)	1,000,151
Net increase in time deposits	15,699,630	19,472,958	6,631,247
Net increase (decrease) in Federal funds purchased and borrowed funds	(11,540,923)	32,545,112	11,338,321
Proceeds from stock options exercised	—	41,855	—

Net cash provided by financing activities	4,995,564	51,807,749	18,969,719

Net increase in cash	1,724,851	(345,124)	1,490,351
Cash and cash equivalents
Beginning of period	3,468,110	3,813,234	2,322,883

End of period	$5,192,961	$3,468,110	$3,813,234

See notes to financial statements.

FIRST BANKSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

Note 1 Organization

On February 23, 2008, SuffolkFirst Bank’s Board of Directors announced the approval of the formation of a bank holding company, First Bankshares, Inc. (“First Bankshares,” the “Company,” “we,” “our,” or “us”), of which the Bank became a wholly owned subsidiary on August 15, 2008. The reorganization was consummated through a share exchange in which each of the Bank’s shareholders received one share of First Bankshares common stock in exchange for each of their shares of the Bank’s common stock. The Bank operates under the laws of Virginia and the Rules and Regulations of the Federal Reserve System and the Federal Deposit Insurance Corporation (“FDIC”). SuffolkFirst Bank (the “Bank”) was incorporated on December 14, 2001; chartered on December 10, 2002; and began operations on January 27, 2003 as a Virginia chartered bank engaged in lending and deposit-collecting activities in Suffolk, Virginia.

Note 2 Summary of Significant Accounting Policies

The accounting and reporting policies of the Company are in accordance with accounting principles generally accepted in the United States of America and conform to the general practices within the banking industry. The following is a description of the significant accounting and reporting policies the Company follows in preparing and presenting its financial statements.

Principles of Consolidation

The consolidated financial statements include the accounts of First Bankshares, Inc. and Subsidiary. All material intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

For purposes of the Consolidated Statements of Cash Flows, the Company considers all highly liquid debt instruments with original maturities, or maturities when purchased, of three months or less to be cash equivalents. Cash and cash equivalents include cash, due from banks, federal funds sold, and short term debt securities.

Securities

Marketable securities of the Bank are classified into three categories:

(1)	debt securities that the Bank has the positive intent and ability to hold to maturity are classified as “held-to-maturity securities” and reported at amortized cost. Amortization of premiums and accretion of discounts are adjusted on a basis which approximates the level yield method;

(2)	debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as “trading securities” and reported at fair value, with unrealized gains and losses included in net income; and

(3)	debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as “available-for-sale securities” and reported at fair value, with unrealized gains and losses excluded from net income and reported in a separate component of shareholders’ equity.

The Bank does not engage in trading securities or in held-to-maturity securities. Gains or losses on disposition of securities are based on the net proceeds and adjusted carrying values of the securities called or sold, using the specific identification method.

A decline in the market value of any available-for-sale security below cost that is deemed other than temporary is charged to net income, resulting in the establishment of a new cost basis for the security.

Equity Securities Restricted

As a member of the Federal Home Loan Bank (FHLB), the Bank is required to own shares of FHLB capital stock in an amount equal to at least 0.20% of total assets plus 4.50% of any outstanding advances.

As a member of the Federal Reserve Bank (FRB), the Bank is required to own shares of FRB capital stock in an amount equal to 6.0% of total common stock and capital surplus.

FHLB stock and FRB stock are carried at cost.

Loans

Loans are carried at their principal amount outstanding. Interest income is recorded as earned on an accrual basis. The Bank uses the allowance method in providing for possible loan losses. The Allowance for Loan Losses is based on management’s estimate of the amount needed to maintain the Allowance for Loan Losses at an adequate level to cover known and inherent risk of loss in the loan portfolio. In determining the provision amount, management gives consideration to current and anticipated economic conditions, the growth and composition of the loan portfolio, and the relationship of the Allowance for Loan Losses to outstanding loans, among other factors. Loan origination fees, net of origination costs, are deferred and recognized as an adjustment to the yield (interest income) of the related loans.

Management believes that the Allowance for Loan Losses is adequate. While management uses the best information available to make evaluations, future adjustments may be necessary if economic and other conditions differ substantially from the assumptions used.

In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank’s Allowance for Loan Losses. Such agencies may require the Bank to recognize additions to the Allowance for Loan Losses based on their judgments of information available to them at the time of their examination.

Management considers loans to be impaired when, based on current information and events, it is probable that the Bank will be unable to collect all amounts due according to the contractual terms of the loan agreement. Factors that influence management’s judgments include, but are not limited to, loan payment pattern, source of repayment, and value of any collateral. A loan would not be considered impaired if an insignificant delay in loan payment occurs and management expects to collect all amounts due. The major sources for identification of loans to be evaluated for impairment include past due and nonaccrual reports, internally generated lists of certain risk grades, loan review personnel’s analyses, and regulatory examinations. Impaired loans are measured using either the discounted expected cash flow method or the value of collateral method. When the ultimate collectability of an impaired loan’s principal is in doubt, wholly or partially, all cash receipts are applied to principal. At December 31, 2008, the Company had $676,566 of impaired loans, or 0.58% of total loans.

Premises, Equipment, and Depreciation

Premises and equipment, including leasehold improvements, are stated at cost less accumulated depreciation. Depreciation is calculated over the estimated useful lives of the respective assets on a straight-line basis. Leasehold improvements are amortized over a term which includes the remaining lease term and probable renewal periods. It is the Bank’s policy to charge maintenance and repairs to expense as incurred and to capitalize major additions and improvements and depreciate the cost of their estimated useful lives as follows:

Building and Improvements	5 to 40 years
Equipment, Furniture, and Fixtures	3 to 20 years

Income Taxes

The Company computes its income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (SFAS 109). Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements’ carrying amount of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered in income. Deferred tax assets are reduced by a valuation allowance until it is probable that these tax benefits will be realized. The Company adopted FIN 48 effective January 1, 2007 with no effect to the consolidated financial statements.

Comprehensive Income

Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income” (SFAS 130), establishes standards for reporting and presentation of comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 was issued to address concerns over the practice of reporting elements of comprehensive income directly in equity. In accordance with the provisions of the SFAS 130, the Company has included in the accompanying financial statements comprehensive income resulting from such activities. Comprehensive income consists of the net income and net unrealized gains (losses) on securities available for sale.

These amounts are reported net of the income tax benefit (expense) less any related allowance for realization. Also, accumulated other comprehensive income (loss) is included as a separate disclosure within the Consolidated Statement of Changes in Shareholders’ Equity in the accompanying consolidated financial statements.

Earnings per Share

Earnings per share is computed based on the weighted average number of shares outstanding of 2,276,298 and 2,273,013 for the years ended December 31, 2008 and 2007, respectively, and 2,270,798 for the year ended December 31, 2006 (adjusted for the stock split declared on December 21, 2006). The table on page 31, “Basic and Dilutive Income per Share,” reflects earnings per share information.

Advertising

The Bank expenses advertising costs when incurred.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements, as well as the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Stock Split

On December 21, 2006 the Bank’s Board of Directors declared an 11-for-10 stock split payable on January 31, 2007 to shareholders of record January 3, 2007. Each shareholder received one (1) additional share for each ten (10) shares held, with fractional shares rounded up.

Stock Options

Pro forma information regarding net income and earnings per share have been determined as if the Company had accounted for its stock options using the fair value method, as presented below for the years ended December 31, 2008 and 2007.

The following is a summary of the basic and dilutive income per share calculation for the years ended December 31, 2008, 2007, and 2006:

Basic and Dilutive Income per Share

For the years ended December 31, 2008, 2007 and 2006

	2008	2007	2006
Net Income (Loss)	$245,138	$606,566	$873,335
Deduct: Total stock-based compensation cost determined under the fair value method	—	—	—
Add: Forfeitures	—	30,866	—
Pro Forma	$245,138	$637,432	$873,335

Basic and diluted earnings per share	$0.11	$0.27	$0.38

Pro Forma	$0.11	$0.28	$0.38

Basic and diluted earnings per share calculations for the years ended December 31, 2008 and 2007 are based on the weighted average shares outstanding of 2,276,298 and 2,273,013, respectively. Basic and diluted earnings per share for the year ended December 31, 2006 are based on the weighted average shares outstanding of 2,270,798, adjusted for the 10% (11-for-10) stock split declared December 21, 2006. No options were granted in 2008, 2007, or 2006.

Note 3 Restrictions of Cash

To comply with Federal Reserve regulations, the Bank is required to maintain certain average cash reserve balances. The daily average cash reserve requirements were $376,470 and $477,600 for the weeks of December 31, 2008 and 2007, respectively.

Note 4 Securities

A summary of the securities available for sale at December 31, 2008 follows:

Securities Available for Sale

As of December 31, 2008

	Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Agencies	$23,658,025	$302,600	$—	$23,960,625
Mortgage-backed Securities	24,954,919	507,998	(184,528)	25,278,389
Municipals	525,933	—	(5,198)	520,735
Corporate Securities	4,539,564	—	(886,603)	3,652,962

Total Portfolio	$53,678,442	$810,598	$(1,076,329)	$53,412,711

The unrealized loss positions on securities at December 31, 2008 were directly related to interest rate movements, as there is minimal credit risk exposure in these investments. Investment securities with unrealized losses have interest rates that are less than the current interest rate environment and not a result of credit impairment. All securities are investment grade. Management does not consider the unrealized losses to be other than temporary based on volatility of the securities market price. The securities portfolio reflects unrealized losses of $1,076,329 and includes individual securities with unrealized losses ranging from $152 to $501,456.

A summary of the securities available for sale at December 31, 2007 follows:

Securities Available for Sale

As of December 31, 2007

	Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Agencies	$42,863,380	$184,100	$(23,880)	$43,023,600
Mortgage-backed Securities	14,531,954	92,196	(161,559)	14,462,591
Municipals	—	—	—	—
Corporate Securities	4,558,440	9,785	—	4,568,225

Total Portfolio	$61,953,774	$286,081	$(185,439)	$62,054,416

The fair values of securities at December 31, 2008, by contractual maturity, are shown below. Expected maturities of mortgage-backed securities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalty.

A summary of the securities available for sale at December 31, 2008 follows:

Securities by Contractual Maturity

As of December 31, 2008

	Within 1 year	After 1 year through 5 years	After 5 years through 10 years	Over 10 years	Total
Available for sale, at fair value:
U.S. agencies	$—	$—	$—	$23,960,625	$23,960,625
Mortgage-backed	—	—	—	25,278,389	25,278,389
Municipals	—	—	—	520,735	520,735
Corporate	—	—	—	3,652,962	3,652,962

Total	$—	$—	$—	$53,412,711	$53,412,711

The fair values of securities at December 31, 2007, by contractual maturity, are shown below:

Securities by Contractual Maturity

As of December 31, 2007

	Within 1 year	After 1 year through 5 years	After 5 years through 10 years	Over 10 years	Total
Available for sale, at fair value:
U.S. agencies	$27,970,867	$—	$—	$15,052,733	$43,023,600
Mortgage-backed	—	—	—	14,462,591	14,462,591
Corporate	—	—	—	4,568,225	4,568,225

Total	$27,970,867	$—	$—	$34,083,549	$62,054,416

Securities were pledged as collateral for Federal Home Loan Bank borrowings and public deposits in 2008 and 2007. The amortized costs of these securities were $30,024,948 and $45,912,610 and the fair values of these pledged securities were $30,138,981 and $46,116,081 as of December 31, 2008 and 2007, respectively.

Note 5 Loans and Allowance for Loan Losses

Loans at December 31, 2008 and 2007 are summarized as follows:

Loans and Allowance for Loan Losses

As of December 31, 2008 and 2007

	2008	2007
Real Estate - Residential	$27,733,803	$23,421,660
Commercial Loans	87,074,476	78,598,944
Installment and Other Loans	2,439,016	2,707,311

Total Loans	117,247,295	104,727,915
Less: Allowance for Loan Losses	(1,687,284)	(941,820)

Net Loans	$115,560,011	$103,786,095

The activity in the Allowance for Loan Losses for 2008 and 2007 is summarized as follows:

Allowance For Loan Losses

As of December 31, 2008 and 2007

	2008	2007
Beginning balance	$941,820	$826,595
Loan charge-offs	(89,692)	(99)
Loan recoveries	6,499	4,524
Additions to allowance	828,656	110,800

Ending balance	$1,687,284	$941,820

Note 6 Related Parties

Both the Company’s and the Bank’s officers and directors and their related interests have various types of loan relationships with the Bank. At December 31, 2008 and 2007, the total of these related-party loans were $5,971,006 and $2,534,008. New loans to officers and directors in 2008 and 2007 totaled $4,319,746 and $1,392,728 and repayments in 2008 and 2007 amounted to $882,748 and $1,203,113, respectively. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features.

Deposits of officers and directors as of December 31, 2008 and 2007 represent $730,924 and $977,098, respectively.

Note 7 Premises, Equipment, and Depreciation

Property, equipment, and depreciation at December 31, 2008 and 2007 are summarized as follows:

Property, Equipment, and Depreciation

As of December 31, 2008 and 2007

	2008	2007
Land	$1,139,500	$1,139,500
Buildings and Improvements	3,997,643	3,922,927
Equipment, Furniture, and Fixtures	1,406,588	1,288,847
Vehicles	121,603	92,602

Total Property and Equipment	$6,665,334	6,443,876
Less: Accumulated Depreciation	(1,097,678)	(721,956)

Net Property and Equipment	$5,567,656	$5,721,920

Depreciation expense for the years ended December 31, 2008 and 2007 was $344,019 and $212,635, respectively.

Note 8 Deposits

A summary of deposit accounts at December 31, 2008 and 2007 follows:

Deposit Accounts

As of December 31, 2008 and 2007

	2008	2007
Noninterest-bearing Demand Deposits	$14,154,007	$15,114,499
Interest-bearing:
Demand Deposits	6,537,331	5,259,097
Savings Deposits	2,950,405	2,431,289
Time Deposits of $100,000 or more	23,435,861	21,861,735
Other Time Deposits	83,207,033	69,081,530

Total Deposits	$130,284,637	$113,748,150

At December 31, 2008 maturities of time deposits are scheduled as follows:

Time Deposit Accounts

As of December 31, 2008

2009	$68,685,908
2010	20,046,452
2011	8,703,617
2012	8,827,971
2013	378,947

Total	$106,642,895

Note 9 Income Taxes

The Company reported income before income taxes of $362,438, $919,790, and $866,745 for the years ending December 31, 2008, 2007, and 2006, respectively. Income tax expense of $117,300 and $313,224 was recorded in 2008 and 2007, and an income tax benefit of $6,590 was recorded in 2006.

Income Tax Expense

For the years ended December 31, 2008, 2007, and 2006

	2008	2007	2006
Income before income tax benefit	$362,438	$919,790	$866,745

At statutory rates	117,300	313,224	294,693
Recognition of loss of benefits	—	—	(301,283)

Net tax expense	$117,300	$313,224	$(6,590)

Current income tax expense	247,600	209,124	139,472
Deferred income taxes (benefit)	(130,300)	104,100	(146,062)

Net tax expense (benefit)	$117,300	$313,224	$(6,590)

The tax effects of timing differences between taxable income and income for financial reporting purposes result in deferred tax assets and liabilities as presented below:

Deferred Tax Assets and Liabilities

For the years ended December 31, 2008 and 2007

	2008	2007
Deferred tax assets
Allowance for loan losses	$574,000	$285,700
Organizational and start-up expenses	—	1,600
Unrealized gains on available-for-sale securities	90,000	—

Gross deferred tax assets	664,000	287,300
Deferred tax liability
Depreciation	206,200	82,900
Unearned loan costs in excess of loan fees	54,300	21,200
Unrealized losses on available-for-sale securities	—	34,200

Gross deferred tax liabilities	260,500	138,300
Net deferred tax asset	$403,500	$149,000

Note 10 Stock Option Plan

In May 2003 the shareholders of SuffolkFirst Bank adopted the “2003 Stock Incentive Plan” for directors, officers, and employees. The Board of Directors authorized 137,500 options with an exercise price of $7.27 per share, the fair market price on the date of grant. Options totaling 66,825 shares vest immediately upon grant by the Board. On January 22, 2004, the Board granted 1,375 options, immediately vesting upon grant at an exercise price and fair market value of $9.69 per share. On November 18, 2004, the Board of Directors granted options totaling 58,520 shares which were vested immediately upon grant by the Board of Directors. The options were granted at an exercise price of $8.36 on the date of grant which was also the fair market price on the date of the grant. The stock options for two Directors and one employee were forfeited during 2005 due to their resignation. The stock options for seven individuals were forfeited during 2007 due to their resignations. In addition, one Director exercised options during 2007. Stock options prices and shares are reflective of a 5-for-4 stock split in 2004 and an 11-for-10 stock split in 2006.

Stock splits are reflected in the following table:

Stock Option Plan

As of December 31, 2008

	Shares Available for Grant	Shares Vested and Exercisable
Balance at January 27, 2003	—	—
Authorized	137,500	—
Granted and vested	(66,825)	66,825

Balance at December 31, 2003	70,675	66,825

Granted and vested January 22, 2004	(1,375)	1,375
Granted & Vested November 18, 2004	(58,520)	58,520

Balance at December 31, 2004	10,780	126,720

Expired May 10, 2005	9,020	(9,020)
Expired October 19, 2005	6,270	(6,270)
Expired December 14, 2005	550	(550)

Balance at December 31, 2005	26,620	110,880

Granted or expired in 2006	—	—

Balance at December 31, 2006	26,620	110,880

Expired January 15, 2007	274	(274)
Expired May 28, 2007	6,518	(6,518)
Expired July 30, 2007	137	(137)
Expired August 10, 2007	3,520	(3,520)
Expired October 23, 2007	219	(219)
Expired November 30, 2007	219	(219)
Exercised August 10, 2007	—	(5,500)

Balance at December 31, 2007	37,507	94,493

Granted or expired in 2008	—	—

Balance at December 31, 2008	37,507	94,493

[1]	Adjusted for a 5-for-4 stock split July 2004 and an 11-for-10 stock split December 2006.

The following summarizes information concerning currently outstanding and exercisable options:

Options Exercisable

As of December 31, 2008

Exercise Price	Options Remaining Granted / Outstanding	Contractual Life (Years)	Options Vested
$7.27	49,226	4.5	49,226
$9.69	1,375	5	1,375
$8.36	43,892	6	43,892

	94,493		94,493

In accordance with SFAS No. 123(R), “Accounting for Stock-Based Compensation,” as amended by SFAS No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure – An Amendment of FASB Statement No. 123(R),” the Company has adopted the disclosure-only option and elected to apply the provisions of APB No. 25 for financial statement purposes. No stock-based employee compensation cost is reflected in net income for these plans.

Note 11 401(k) Plan

The Company sponsors a 401(k) defined contribution plan and makes a matching contribution to the plan in the amount of 60% of the first 6% of the elective contributions made by participants. The Company’s expense for the years ended December 31, 2008, 2007, and 2006 was $46,585, $36,659, and $34,005, respectively.

Note 12 Shareholders’ Equity

Under Virginia law, no dividend may be declared or paid out of a Virginia charter bank’s paid-in capital. First Bankshares, Inc., as the holding company for SuffolkFirst Bank, may be prohibited under Virginia law from the payment of dividends if the Virginia Bureau of Financial Institutions determines that a limitation of dividends is in the public interest and is necessary to ensure the our financial soundness; however, we may also be permitted the payment of dividends not otherwise allowed by Virginia law. The Subsidiary (Bank) generated start-up losses in 2001 and 2002 and accumulated losses in 2003 and 2004. Although the Bank had profitable years in 2005 and 2006, the Bank had negative retained earnings of $189,246 at year end 2006 and therefore was not permitted under Virginia Banking Laws to pay cash dividends to its Shareholders. The Company had positive retained earnings in 2008 and 2007 of $662,458 and $417,320, respectively.

Note 13 Regulatory Matters

We are subject to various regulatory capital requirements administered by federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possible additional discretionary actions by regulators that, if undertaken, could have a direct material effect on our financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, we must meet specific capital guidelines that involve quantitative measures of the Company’s assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. Our capital amounts and classifications are also subject to qualitative judgments by regulators about components, risk weightings, and other factors. Quantitative measures established by regulation to ensure capital adequacy require us to maintain minimum amounts and ratios (set forth in the table below) of total capital and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital to average assets (as defined).

Management believes that we meet all capital adequacy requirements to which we are subject at December 31, 2008 and 2007.

The Company is considered to be well-capitalized under the regulatory definition of a well-capitalized bank. To be categorized as well-capitalized, the Company must maintain minimum total risk-based, Tier I risk- based, and Tier I leverage ratios as set forth in the following table. There are no conditions or events since that notification that management believes have changed our category.

The Bank’s actual regulatory capital amounts and ratios for December 31, 2008 and 2007 are also presented in the table below. Dollar amounts are in thousands.

Regulatory Capital Amounts and Ratios

As of December 31, 2008 and 2007

	2008 Actual		For Capital Adequacy Purposes		To Be Well Capitalized
	Amount	Ratio	Amount	Ratio	Amount	Ratio
Tier 1 leverage ratio	$16,884	9.33%	$7,239	>4.0%	$9,049	>5.0%
Tier 1 risk-based capital ratio	$16,884	13.65%	$4,925	>4.0%	$7,387	>6.0%
Total risk-based capital ratio	$18,571	15.02%	$9,849	>8.0%	$12,311	>10.0%

	2007 Actual		For Capital Adequacy Purposes		To Be Well Capitalized
	Amount	Ratio	Amount	Ratio	Amount	Ratio
Tier 1 leverage ratio	$16,639	10.98%	$6,063	>4.0%	$7,579	>5.0%
Tier 1 risk-based capital ratio	$16,639	14.15%	$4,702	>4.0%	$7,053	>6.0%
Total risk-based capital	$17,581	14.96%	$9,404	>8.0%	$11,755	>10.0%

Note 14 Commitments and Contingencies

In the normal course of business, there are outstanding off-balance sheet commitments related to extension of credit which are not reflected in the financial statements. These commitments represent no more than the normal lending risk that we commit to our borrowers. If these commitments are drawn, we will obtain collateral as deemed necessary based on management’s credit evaluation of the borrower.

Management believes that these commitments can be funded through normal operations.

Off-Balance Sheet Commitments

As of December 31, 2008

	2008	2007
Construction Loans
- Residential	$361,810	$863,743
- Commercial	6,327,551	6,535,423
Commercial Lines of Credit	4,360,803	5,441,036
Home Equity Lines of Credit	5,183,174	4,721,440
Overdraft Protection	707,149	817,608
Letters of Credit	123,550	366,644

Total Commitments	$17,064,037	18,745,894

Under non-cancelable leases, the Company leased two banking facilities, one of which ended January 31, 2008. The initial term of the remaining lease is five years with an automatic five-year renewal and an additional renewal term of ten years.

Rental expense under operating leases for banking facilities was $61,519, $101,041, and $97,401 for the years ended December 31, 2008, 2007, and 2006, respectively.

The current minimum annual rental commitments under the non-cancelable leases in effect at December 31, 2008 are as follows:

2009	$68,371
2010	69,132
2011	69,132
2012	69,132
2013	69,132

Total	$344,899

Note 15 Concentration of Credit Risk

The Company has a diversified loan portfolio consisting of commercial, real estate, and consumer (installment) loans. Our customers are primarily residents of or operate business ventures in our market area. At December 31, 2008, loans for commercial and business purposes, including working capital and equipment, represented $87,074,476, or 74.27% of total loans, while loans secured by real estate located beyond or within our immediate market represented $27,698,781, or 23.99% of total loans. Therefore, a major factor in determining debtors’ ability to honor contracts, as well as the Bank’s ability to realize the value of any underlying collateral, is influenced by economic conditions in these market areas.

The Bank has purchased loans from other banks (participation loans) that include hotel loans. Hotel loans are identified as a concentration of credit as it relates to the percentage of total outstanding loans. Hotel loans at December 31, 2008 represented $11,995,070, or 10.23% of the loan portfolio.

The Bank maintains its cash balances with several financial institutions. As of October 2008, these accounts are insured by the FDIC up to $250,000. At December 31, 2008 and 2007, the Bank had $856 and $290,830, respectively, of uninsured funds in these financial institutions.

Note 16 Supplemental Cash Flow Information

The Bank paid $5,578,074, $4,237,966, and $2,952,274 in interest for the years ended December 31, 2008, 2007, and 2006. For the years ended December 31, 2008, 2007, and 2006, the Company paid Federal income taxes of $435,000, $264,500, and $0, respectively.

Note 17 Disclosures about Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” requires the Company to disclose estimated fair values of its financial instruments.

Cash and Due from Banks and Federal Funds Sold

The carrying amounts are a reasonable estimate of fair value.

Securities

The fair value of securities, excluding Federal Home Loan Bank (FHLB) and Federal Reserve Bank (FRB) stock, is estimated based on bid prices published in financial newspapers or bid quotations received from securities dealers. The fair value estimates are based on quoted market prices of similar instruments, adjusted for differences between the quoted instruments and the instruments being valued. The carrying value of FHLB and FRB stock approximates fair value based on the redemption provisions of each institution.

Loans

Loans are classified by type, such as commercial, real estate (residential real estate and other), loans to individuals, and all other loans. Each loan category is further classified by fixed- and adjustable-rate interest terms. The Bank has not obtained or developed a fair value of loans model necessary to make the estimate. Management believes the purchase of an independent evaluation software model is not cost effective at this time.

Federal Funds Purchased and Borrowed Funds

Federal funds purchased are bought and sold daily, while borrowed funds mature at various future dates. Fair values are currently not estimated.

Accrued Interest

The carrying amounts of accrued interest approximate fair value.

Deposits

The balance of demand deposits, NOW accounts, and money market and savings deposits reflects the fair value payable on demand to the accountholder. Management believes the purchase of an independent evaluation software model to determine the fair value estimates of fixed-maturity time deposits and certificates of deposit is not cost effective at this time.

Commitments to Extend Credit and Standby Letters of Credit

The only amounts recorded for commitments to extend credit and standby letters of credit are the deferred fees arising from these unrecognized financial instruments. These deferred fees are not deemed significant at December 31, 2008 and 2007, and as such, the related fair values have not been estimated.

The carrying amounts and approximate fair values of the Company’s financial instruments are as follows at December 31, 2008 and 2007:

Fair Value of Financial Instruments

As of December 31, 2008 and 2007

	2008		2007
	Carrying Amounts	Approximate Fair Values	Carrying Amounts	Approximate Fair Values
Financial Assets:
Cash and cash equivalents	$4,541,961	$4,541,961	$3,468,110	$3,468,110
Securities available-for-sale	53,412,711	53,412,711	62,054,416	62,054,416
Other Investments	2,483,500	2,483,500	2,783,850	2,783,850
Loans, net of unearned income and fees	117,247,295	117,247,295	103,786,095	103,786,095

Total Financial Assets	$177,685,467	$177,685,467	$172,092,471	$172,092,471

Financial Liabilities:
Federal funds purchased and borrowed funds	$36,010,972	$36,010,972	$47,551,895	$47,551,895
Deposits	130,284,637	130,284,637	113,748,150	113,748,150

Total Financial Liabilities	$166,295,609	$166,295,609	$161,300,045	$161,300,045

Fair value estimates are made at a specific point in time and based on relevant market information, as well as information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument. Fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Fair value estimates are based on existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. Significant assets that are not considered financial assets include deferred tax assets, premises and equipment, and other real estate owned. In addition, the tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

Note 18 Financial Statements of Parent Company

The following balance sheet reflects the assets, liabilities, and shareholders’ equity of First Bankshares, Inc., parent company of SuffolkFirst Bank. No income or expense was recognized at the time of the bank holding company’s formation.

First Bankshares, Inc.

(Parent Company Only)

Balance Sheet

As of December 31, 2008

2008
Assets
Investment in subsidiary	$16,709,846

Total assets	$16,709,846

Liabilities and Shareholders’ Equity
Shareholders’ equity
Common stock, $3.20 par value; 10,000,000 shares authorized; 2,276,298 issued and outstanding	$7,284,154
Additional paid-in capital	8,938,444
Retained earnings	662,458
Accumulated other comprehensive income (loss), net	(175,210)

Total shareholders’ equity	16,709,846

Total liabilities and shareholders’ equity	$16,709,846

See notes to financial statements.

Note 19 Disclosures about Fair Value of Assets and Liabilities

Effective January 1, 2008, the Company has adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. FAS 157 has been applied prospectively as of the beginning of the year.

In February 2008 Staff Position No. 157-2 (FSP 157-2) was issued. FSP 157-2 delayed the effective date of SFAS 157 for certain nonfinancial assets and nonfinancial liabilities except for those items which are recognized or disclosed at fair value in the financial statements on a recurring basis. FSP 157-2 defers the effective date of SFAS 157 for such nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008 and to interim periods within those fiscal years.

FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a fair value hierarchy which requires the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in active markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Following is a description of the valuation methodologies used for instruments measured at fair value on a recurring basis and recognized in the accompanying balance sheet, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Available-for-Sale Securities

Securities are classified within Level 1 of the valuation hierarchy where quoted market prices are available in an active market. Level 1 securities include highly liquid government bonds, mortgage products, and exchange-traded equities. If quoted market prices are not available, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics, or discounted cash flows. Level 2 securities include U.S. agency securities; mortgage-backed agency securities; obligations of states and political subdivisions; and certain corporate, asset-backed, and other securities. In certain cases where Level 1 or Level 2 inputs are not available, securities are classified within Level 3 of the hierarchy. Currently, all of the Company’s securities are considered to be Level 2 securities.

Following is a description of the valuation methodologies used for instruments measured at fair value on a non-recurring basis and recognized in the accompanying balance sheet, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Impaired Loans

Loan impairment is reported when full payment under the loan terms is not expected. Impaired loans are carried at the present value of estimated future cash flows using the loan’s existing rate or the fair value of collateral if the loan is collateral dependent. A portion of the Allowance for Loan Losses (the “Allowance”) is allocated to impaired loans if the value of such loans is deemed to be less than the unpaid balance. If these allocations cause the Allowance for Loan Losses to increase, such increases are reported as a component of the provision for loan losses. Loan losses are charged against the Allowance when Management believes the uncollectability of a loan is confirmed. At December 31, 2008, the Bank had $676,566 of impaired loans, or 0.58% of total loans, compared to no impaired loans at December 31, 2007, 2006, and 2005 and $1,339 in impaired loans at December 31, 2004. It is the opinion of management that the Allowance is adequate to absorb any loss related to these loans. The valuation would be considered Level 3.

Note 20 Recent Accounting Pronouncements

In September 2006 the FASB issued SFAS No. 157, “Fair Value Measurements,” which clarifies how companies should measure fair value when they are required by U.S. GAAP to use a fair value measure for recognition or disclosure. SFAS No. 157 establishes a common definition of fair value, establishes a framework for measuring fair value under U.S. GAAP, and expands disclosures about fair value measurements to eliminate differences in current practice that exist in measuring fair value under the existing accounting standards. The definition of fair value in SFAS No. 157 retains the notion of exchange price; however, it focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), rather than the price that would be paid to acquire the asset or received to assume the liability (an entry price). Under SFAS No. 157, a fair value measure should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance. To increase consistency and comparability in fair value measures, SFAS No. 157 establishes a three-level fair value hierarchy to prioritize the inputs used in valuation techniques between observable inputs that reflect quoted prices in active markets, inputs other than quoted prices with observable market data, and unobservable data (a company’s own data). SFAS No. 157 requires disclosures detailing (1) the extent to which company’s measure assets and liabilities at fair value, (2) the methods and assumptions used to measure fair value, and (3) the effect of fair value measurements on earnings. In February 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This Statement permits companies to elect on an instrument-by-instrument basis to fair value certain financial assets and financial liabilities with changes in fair value recognized in earnings as they occur. The election to fair value a financial asset or financial liability is generally irrevocable. These Statements are effective January 1, 2008 for calendar year companies.

Note 21 Federal Funds Purchased and Federal Home Loan Bank Borrowings

At December 31, 2008, 2007, and 2006, the Bank had federal funds purchased of $0, $2,547,000, and $0 and Federal Home Loan Bank (FHLB) borrowings of $16,000,000, $45,000,000, and $15,000,000, respectively. Interest on federal funds purchased is paid on a daily basis. Interest only is payable on a monthly basis on FHLB borrowings until their maturity. The following table summarizes federal funds purchased and FHLB borrowings for the years ended December 31, 2008, 2007, and 2006.

Short Term Borrowings

For the years ended December 31, 2008, 2007, and 2006

	2008	2007	2006
Federal funds purchased:
Year end balance	$—	$2,547,000	$—
Highest month end balance	$2,270,000	$3,951,000	$5,288,000
Term	Daily	Daily	Daily
Borrowings Less than One Year
Year end balance	$16,000,000	$45,000,000	$15,000,000
Highest month end balance	$21,000,000	$45,000,000	$15,000,000
Term	Daily	Daily to One Year	Daily

[1]	Includes $11 million in short term borrowings with a term of one year.

Note 22 Long Term Borrowings

At December 31, 2008 and 2007, the Bank had long term borrowings from the FHLB totaling $20,000,000 and $0, respectively. Interest is payable on a quarterly basis until maturity. Maturities of FHLB borrowings at December 31, 2008 are as follows:

Long Term Borrowings

As of December 31, 2008

Maturity Date	Type	Interest Rate	Balance
January 25, 2013	Convertible	2.495	20,000,000

The convertible advance is at a fixed interest rate until January 25, 2010, at which time, if the Bank does not retire the debt, the FHLB has the option to convert to the variable interest rate and spread being offered at that time. The borrowings are collateralized by pledged securities with a total carrying value of $26,499,119 at December 31, 2008.

Note 23 Subsequent Event

As of December 31, 2008, management identified $676,566 as an impaired loan which was included within the Bank’s internal watch list with specific impairment reserves allocated to the loan. In January 2009 documents related to foreclosure of the collateral securing this loan were executed. Management does not anticipate a loss that will exceed the reserve amount that was allocated to this loan at year end 2008 and believes the analysis of the current appraisal of the collateral will support the Other Real Estate Owned (OREO) value.

DIRECTORS

DIRECTORS	PRINCIPAL OCCUPATION

Larry L. Felton	Retired, Vice President, Chief Financial Officer, and Operations Officer of Angus I. Hines, Inc. (a petroleum distributor and C-Store chain operator)

James E. Turner, Jr.	Retired, President, General Dynamics, Inc. (defense industry contractor for shipbuilding and marine systems, defense systems, land and amphibious combat systems and munitions)

Darrell G. Swanigan	President & Chief Executive Officer of the Company since March 4, 2008; President & Chief Executive Officer of the Bank since 2002

Peter C. Jackson	President, Jackson Real Estate (real estate investment company)

Jonie N. Mansfield	Co-owner of Driver Contractors, Inc. until retirement on July 31, 2008. From August 1, 2008 to present, Consultant for Driver Contractors (general contractor)

Clinton L. Varner	Owner, Clinton Varner Residential Appraisal Business (real estate appraisal firm)

Jack W. Webb, Jr.	President – 2003 to 2007, Vice President - 2008 Nansemond Insurance Agency, Inc. (insurance agent)

Clay K. White	Vice President, Starr Motors, Inc. (automobile dealership)

Robert M. Moore, Jr., CPA	CPA and Member of Boyce, Spady & Moore, PLC (certified public accountant)

LOCATIONS

CORPORATE INFORMATION

FORM 10-K

A printed copy of the Company’s Annual Report on Form 10-K (including exhibits) as filed with the Securities and Exchange Commission for the year ended December 31, 2008, will be furnished without charge to shareholders upon written request to:

Robert E. Clary, CPA

Chief Financial Officer

First Bankshares, Inc.

P.O. Box 1340

Suffolk, VA 23439-1340

Copies of the Company’s annual and quarterly reports and other filings with the Securities and Exchange Commission can be viewed on the Company’s website at www.suffolkfirstbanks.com under “Investor Relations”.

TRANSFER AGENT

Registrar and Transfer Company

10 Commerce Drive

Cranford, NJ 07016

(800) 368-5948

STOCK EXCHANGE LISTING

NASDAQ Symbol: SUFB

MISSION STATEMENT

The Mission of SuffolkFirst Bank is to be recognized as a leader in our community by focusing on personal service to our customers, while maintaining competitive rates on deposits and loans, and building shareholder value for our investors. SuffolkFirst Bank will focus on all segments of the community’s financial needs by offering superior financial services and various financial products to assist consumers and small to medium sized businesses in meeting their financial objectives. Our pledge is to treat each customer with courtesy and respect, and to provide superior service and solutions, regardless of the transaction size. The Board of Directors will closely monitor the ethnic and economic indicators to determine the level of success the Bank has achieved in meeting the financial needs of the community.

2008

2007

2006

2005

2004

SuffolkFirst Bank is honored to have been selected by the Virginian-Pilot Readers as the Best Financial Institution in Suffolk, Franklin and Isle of Wight for the past 5 years.

"*CustomersFirst at SuffolkFirst*" is not just a slogan; it's a commitment. Every member of the SuffolkFirst family is dedicated to excellent customer service.

First Bankshares, Inc.
3535 Bridge Road
Suffolk, VA 23435
(757) 934-8200
www.suffolkfirstbanks.com

EXECUTIVE OFFICERS

Darrell G. Swanigan
President and CEO

Robert E. Clary, CPA
Chief Financial Officer

James R. "Bob" A. Stanley, Jr.
Executive Vice President and Chief Credit Officer

OFFICERS

J. Frank Taylor
Vice President and Branch Manager

Suzanne C. Galbreath
Branch Manager

John T. "Tim" Mounie
Assistant Vice President and Branch Manager

Jennefer J. Ambrose
Business Development Officer

Laura S. Jones
Operations Officer

Tammy E. Hancock
BSA, Compliance, and Security Officer

Steven R. Benegar
Credit Review Officer

Pauline A. Baker
Assistant Vice President of Loan Operations

Earleen B. Sylvia
Assistant Secretary to the Board of Directors

Cover photo courtesy of Michele S. Moyers

FIRST BANKSHARES, INC.

FORM OF

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER [    ], 2009

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF FIRST BANKSHARES, INC.

☑  PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY

The undersigned, having received the Notice of Annual Meeting of Shareholders of First Bankshares, Inc., and the related joint proxy statement dated [            ], 2009, hereby appoints Peter C. Jackson, Jonie N. Mansfield and Robert M. Moore, Jr., and each of them, proxies for the undersigned, with full power of substitution, and authorizes them to vote all shares of common stock of First Bankshares, Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held September [    ], 2009, at its North Suffolk office, 3535 Bridge Road, Suffolk, Virginia, at [__:     .m.], Eastern Time, and any adjournment or postponement thereof, in accordance with instructions noted herein.

1. MERGER PROPOSAL: To approve the agreement of merger, dated as of May 12, 2009, and amended as of August 14, 2009, between First Bankshares, Inc. and Xenith Corporation, the related plan of merger, and the transactions contemplated thereby, as the same may be amended from time to time, as more fully described in Proposal I in the accompanying joint proxy statement.

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

2. NAME CHANGE: To approve an amendment to the Articles of Incorporation of First Bankshares, Inc. to change the name of First Bankshares, Inc. to Xenith Bankshares, Inc., as more fully described in Proposal II in the accompanying joint proxy statement.

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

3. INCREASE AUTHORIZED SHARES OF COMMON STOCK: To approve an amendment to the Articles of Incorporation of First Bankshares, Inc. to increase the number of authorized shares of common stock from 10 million to 100 million, as more fully described in Proposal III in the accompanying joint proxy statement.

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

4. AUTHORIZE SHARES OF PREFERRED STOCK: To approve an amendment to the Articles of Incorporation of First Bankshares, Inc. to authorize the issuance of up to 25 million shares of preferred stock, as more fully described in Proposal IV in the accompanying joint proxy statement.

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

5. AMEND SHAREHOLDER VOTING REQUIREMENTS: To approve an amendment to the Articles of Incorporation of First Bankshares, Inc. to amend certain shareholder voting requirements, as more fully described in Proposal V in the accompanying joint proxy statement.

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

6. AMEND STANDARD FOR REMOVING DIRECTORS: To approve an amendment to the Articles of Incorporation of First Bankshares, Inc. to establish “cause” as the sole standard for removing directors, as more fully described in Proposal VI in the accompanying joint proxy statement.

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

7. AMEND INDEMNIFICATION PROCEDURES: To approve an amendment to the Articles of Incorporation of First Bankshares, Inc. to revise the procedures for persons other than directors and officers seeking indemnification, as more fully described in Proposal VII in the accompanying joint proxy statement.

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

8. ELECTION OF DIRECTORS: To elect as directors the nine nominees to the board of directors named below, for terms expiring at the 2010 annual meeting or until their successors are duly elected and qualified or until such directors resign as provided in the merger proposal, as more fully described in Proposal VIII in the accompanying joint proxy statement.

NOMINEES:

Larry L. Felton	Peter C. Jackson	Jonie N. Mansfield

Robert M. Moore, Jr., CPA	Darrell G. Swanigan	James E. Turner, Jr.

Clinton L. Varner	Jack W. Webb, Jr.	Clay K. White

☐  FOR    ☐  WITHHOLD    ☐  FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

9. ADJOURNMENT PROPOSAL: To approve any motion to adjourn or postpone the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to achieve a quorum or to approve any of Proposals I though VIII, as more fully described in Proposal IX in the accompanying joint proxy statement.

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS AND “FOR” EACH OF THE NOMINEES LISTED ABOVE.

The proxy holder may vote and otherwise represent the undersigned, in the discretion of the proxy holder, on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

If specific instructions are indicated on this proxy, this proxy, when properly executed, will be voted in accordance with those instructions. If specific instructions are not indicated on this proxy, this proxy will be voted:

•	FOR the merger proposal (Proposal I);

•	FOR the name change (Proposal II);

•	FOR the increase in the number of authorized shares of common stock (Proposal III);

•	FOR the authorization of the issuance of preferred stock (Proposal IV);

•	FOR the amendment of certain shareholder voting requirements (Proposal V);

•	FOR the establishment of “cause” as the sole standard for removing directors (Proposal VI);

•	FOR the amendment of certain indemnification procedures (Proposal VII);

•	FOR the election as directors of the nine nominees listed on this proxy (Proposal VIII); and

•	FOR the adjournment proposal (Proposal IX).

Please be sure to sign and date this proxy card in the box below.

____________________________________________    Date: ______________, 2009

Signature of Shareholder

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

YOUR VOTE IS IMPORTANT!

Please sign and date this proxy card and return it in the enclosed postage-paid envelope.

Please use the envelope provided marked “PROXY CARD ENCLOSED” to return your proxy card. Do not return a cash election form or any stock certificates in the envelope with your proxy card. If you make a cash election, your cash election form, which will be sent under separate cover, and related stock certificates must be returned to Registrar and Transfer Company, as exchange agent, in the envelope marked “ELECTION FORM ENCLOSED” that will be sent with the cash election form.

If you have any questions or need assistance voting your shares, please contact Regan & Associates, Inc., which is assisting First Bankshares, toll-free at (800) 737-3426 or via email at info@reganproxy.com.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

XENITH CORPORATION

FORM OF

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER [    ], 2009

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF XENITH CORPORATION

☑  PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY

The undersigned, having received the Notice of Special Meeting of Shareholders of Xenith Corporation, and the related joint proxy statement dated [            ], 2009, hereby appoints T. Gaylon Layfield, III, Malcolm S. McDonald, Palmer P. Garson and Mark B. Sisisky, and each of them, proxies for the undersigned, with full power of substitution, and authorizes them to vote all shares of common stock of Xenith Corporation that the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders (the “Special Meeting”) to be held September [    ], 2009, at The Commonwealth Club, 401 West Franklin Street, Richmond, Virginia at [__:     .m.], Eastern Time, and any adjournment or postponement thereof, in accordance with instructions noted below.

1. MERGER PROPOSAL: To approve the agreement of merger, dated as of May 12, 2009, and amended as of August 14, 2009, between First Bankshares, Inc. and Xenith Corporation, the related plan of merger, and the transactions contemplated thereby, as the same may be amended from time to time, as more fully described in Proposal I in the accompanying joint proxy statement.

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

2. ADJOURNMENT PROPOSAL: To approve any motion to adjourn or postpone the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to achieve a quorum or to approve the merger proposal, as more fully described in Proposal IX in the accompanying joint proxy statement.

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The proxy holder may vote and otherwise represent the undersigned, in the discretion of the proxy holder, on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

If specific instructions are indicated on this proxy, this proxy, when properly executed, will be voted in accordance with those instructions. If specific instructions are not indicated on this proxy, this proxy will be voted:

•	FOR the merger proposal; and

•	FOR the adjournment proposal.

Please be sure to sign and date this proxy card in the box below.

____________________________________________    Date: ______________, 2009

Signature of Shareholder

Detach above card, sign, date and mail in the postage-paid envelope provided.

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

YOUR VOTE IS IMPORTANT!

Please sign and date this proxy card and return it in the enclosed postage-paid envelope.

If you have any questions or need assistance voting your shares, please contact W. Jefferson O’Flaherty, Executive Vice President of Xenith Corporation at (804) 433-2200.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

CASH ELECTION FORM AND LETTER OF TRANSMITTAL

This Cash Election Form and Letter of Transmittal (“Cash Election Form”) is being delivered in connection with the Agreement of Merger (the “Merger Agreement”), dated May 12, 2009, as amended as of August 14, 2009, between First Bankshares, Inc. (“First Bankshares”) and Xenith Corporation (“Xenith”), and the related plan of merger, whereby Xenith will merge (the “Merger”) with and into First Bankshares, the surviving entity (the “Combined Company”) which will operate under the name Xenith Bankshares, Inc., assuming the First Bankshares shareholders approve Proposal II of the joint proxy statement. If the First Bankshares shareholders do not approve Proposal II, the Combined Company will operate under the name First Bankshares.

EXCHANGE AGENT: REGISTRAR AND TRANSFER COMPANY

For assistance, please call: (800) 368-5948

Mailing Address: Registrar and Transfer Company Attn: Reorg/Exchange Dept. P.O. Box 645 Cranford, New Jersey 07016-0645	By Hand: Registrar and Transfer Company Attn: Reorg/Exchange Dept. 10 Commerce Drive Cranford, New Jersey 07016

DESCRIPTION OF CERTIFICATES SURRENDERED
Certificate(s) Enclosed (Attach List if Necessary)
(See Instructions) Name(s) and Address of Registered Holder(s)	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Total Number of Shares Represented by Certificate(s) with respect to which a Cash Election is being Made

TOTAL SHARES FOR WHICH A CASH ELECTION IS BEING MADE:
* Note – any shares represented by certificates not described in this box will remain outstanding as shares of Combined Company common stock and will NOT be exchanged for cash.

If you want to make a cash election, this Cash Election Form must be received by Registrar and Transfer Company (the “Exchange Agent”) no later than 5:00 p.m., Eastern Time, on September [    ], 2009 (the “Cash Election Deadline”) along with your original stock certificate(s) representing the cash election shares (whether they refer to SuffolkFirst Bank or First Bankshares). Please read the instructions carefully before completing this form. If you do not want to make a cash election and want to elect to retain all of your shares in the Combined Company, you should NOT complete and return this Cash Election Form and you will automatically be deemed to be a Non-Electing Shareholder (see Instruction A7). If First Bankshares shareholders approve Proposal II, Non-Electing Shareholders will be mailed another Letter of Transmittal and instructions for exchanging their First Bankshares stock certificates for Combined Company stock certificates promptly after the completion of the Merger.

You should complete this Cash Election Form ONLY if you hold shares in registered form, which means that you have possession of stock certificates in your name. If any of your shares are held in unregistered form or “street name” by a broker, bank or other financial intermediary, please contact your broker, bank or other financial intermediary for instructions on how to make an election for those shares.

IMPORTANT: The Cash Election Deadline is 5:00 p.m., Eastern Time, on September [    ], 2009. If you do not return this form and the stock certificates and/or completed Affidavit for Lost Stock Certificates by the Cash Election Deadline, you will NOT receive cash for any of your shares (see Instruction A1).

IMPORTANT: Your cash election is subject to proration in the event the total cash elections exceed 25% of First Bankshares shares of common stock outstanding immediately prior to the effective time of the Merger. As such, you are not guaranteed to receive cash for all shares of First Bankshares common stock for which you make a cash election; however, you are entitled to receive cash for 25% of your cash election shares (see Instruction A3). Any adjustments to the elections will be made in accordance with the proration procedures set forth in the Merger Agreement that is attached as Annex A to the joint proxy statement. You should carefully read the joint proxy statement and the Merger Agreement previously provided to you for a complete explanation of the proration and other terms of the cash election.

IMPORTANT: If First Bankshares shareholders approve Proposal II and you do not elect to receive, or do not receive, cash with respect to all shares represented by the certificate(s) surrendered with this Cash Election Form, the Exchange Agent will forward to you a new certificate (a “New Certificate”) representing the number of shares of Combined Company common stock equal to the number of shares of First Bankshares represented by surrendered certificates for which you did not receive cash.

Generally, receiving cash will be treated as a transaction in which income or loss will be recognized for U.S. federal income tax purposes. You should refer to the discussion under “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS – Material Federal Income Tax Consequences of the Merger” in the joint proxy statement for a general summary of the material federal income tax consequences of the Merger. Because individual circumstances may differ, you should consult your tax advisor to determine the tax effects of the Merger to you, including the application and effect of foreign, federal, state, local or other tax laws.

This communication is not a solicitation of a proxy from any First Bankshares shareholder. First Bankshares has filed with the Securities and Exchange Commission (the “SEC”) a joint proxy statement of First Bankshares and Xenith Corporation, which was also mailed to First Bankshares shareholders on or about [            ], 2009. FIRST BANKSHARES SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

The undersigned, upon the terms and subject to the conditions specified in this Cash Election Form and in the Merger Agreement, hereby (i) elects to receive cash for the shares of First Bankshares common stock specified in “DESCRIPTION OF CERTIFICATES SURRENDERED” above and (ii) delivers such shares and any other shares represented by the certificate(s) delivered herewith (or a properly executed Affidavit for Lost Stock Certificates) to the Exchange Agent for surrender in exchange for cash, in each case upon the terms and subject to the conditions specified in this Cash Election Form and in the Merger Agreement.

The undersigned represents and warrants that the undersigned has full power and authority to submit, sell, assign and transfer the above described shares of First Bankshares common stock and that when accepted for exchange by the Combined Company, the Combined Company will receive good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances. The undersigned irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with full power of substitution to exchange certificates formerly representing shares of First Bankshares together with accompanying evidence of transfer and authenticity, for cash, to the extent set forth above under “DESCRIPTION OF CERTIFICATES SURRENDERED” and as provided in the Merger Agreement. Delivery of the enclosed certificate(s) shall be effected, and the risk of loss and title to such certificate(s) shall pass, only upon proper delivery thereof to the Exchange Agent. All authority herein conferred shall survive the death or incapacity of, and any obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of, the undersigned.

In order to complete the cash election process, you MUST submit EACH of your original First Bankshares common stock certificates that represent all, or any portion, of the shares with respect to which you wish to make a cash election. If you are making a cash election with respect to some, but not all, of the shares represented by one of your original First Bankshares common stock certificates, you still MUST submit such certificate in order to complete the cash election process. If you cannot locate your original stock certificate(s) that represent all, or any portion, of the shares for which you make a cash election, please check the box below, complete the Affidavit for Lost Stock Certificates, and carefully follow the instructions on the reverse of this Cash Election Form.

Completing this Cash Election Form is not a vote regarding the Merger. Please use the proxy card and related instructions delivered with the joint proxy statement to vote on the Merger. You are not required to vote in favor of the Merger in order to make a cash election.

☐

Check the box to the left if you have lost any of your First Bankshares stock certificates that represent all, or any portion, of the shares with respect to which you wish to make a cash election, and complete the Affidavit for Lost Stock Certificates on the reverse side (see Instruction B5).

SPECIAL PAYMENT AND/OR ISSUANCE INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(see Instructions B1 and 2)	(See Instruction B4)

Complete ONLY if (i) the New Certificate to be issued and/or (ii) the check in exchange for the certificate(s) surrendered herewith are to be issued in the name of someone other than the undersigned. The taxpayer identification number of the new owner must be provided. (See Instruction B7).

Issue and deliver New Certificate and/or check to:

Complete ONLY if the New Certificate and/or the check, as applicable, is to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown under the undersigned’s name at the top of the letter.

Mail New Certificate and/or check to:

Name:	Name:
(Please Print First, Middle & Last Name)	(Please Print First, Middle & Last Name)

Address:	Address:

(including Zip Code)	(including Zip Code)

Dated	Dated

IMPORTANT – THE BOX BELOW MUST BE SIGNED AND DATED AND THE SUBSTITUTE FORM W-9 ON THE REVERSE SIDE MUST BE COMPLETED WITH SIGNATURE AND TAX ID NUMBER.
IMPORTANT SHAREHOLDER SIGN HERE (Also Complete Substitute Form W-9)	MEDALLION SIGNATURE GUARANTEE Required only if Special Payment and/or Issuance Instructions are provided. (See Instruction B2)

X

X
Must be signed by registered holder(s) exactly as name(s) appear on stock certificate(s). If signature is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction B1.

Dated

Name:
(Please Print)	The signature(s) should be guaranteed by an Eligible Financial Institution or a member of a registered national securities exchange or the Financial Industry Regulatory Authority pursuant to Securities and Exchange Commission Rule 17Ad-15.
Capacity:
Area Code and Telephone No.:

INSTRUCTIONS

A. Special Conditions

1. Time in which to Make an Election. To be effective, a properly completed Cash Election Form accompanied by each stock certificate representing all, or any portion, of the holder’s shares of First Bankshares common stock for which a cash election is being made must be received by Registrar and Transfer Company, the Exchange Agent, not later than 5:00 p.m., Eastern Time, on September [    ], 2009 (the “Cash Election Deadline”). If a holder is making a cash election for some, but not all, of the shares represented by one of his or her original First Bankshares common stock certificates, such holder still must submit the certificate by the Cash Election Deadline in order to complete the cash election process. Holders of First Bankshares common stock whose Cash Election Form and certificate(s) are not so received will be considered a non-electing shareholder (“Non-Electing Shareholder”) and will not receive cash in exchange for any of their shares of First Bankshares common stock (see Instruction A7 below). The method of delivery of all documents is at the option and risk of the First Bankshares shareholder, but if sent by mail, delivery by registered mail, properly insured, with return receipt requested, is recommended. Do not send your Cash Election Form or stock certificates in the same envelope as your proxy card! Do not send your Cash Election Form or stock certificates to First Bankshares.

2. Description of Certificates. Insert in the box at the top of this Cash Election Form marked “DESCRIPTION OF CERTIFICATES SURRENDERED” the certificate number(s) of the First Bankshares common stock certificate(s) that you are surrendering herewith, the total number of shares of First Bankshares common stock represented by each certificate, the number of shares represented by each certificate for which a cash election is being made and the name and address of each registered owner of such certificates. If the space provided is insufficient, attach a separate sheet listing this information. In the portion of the box captioned “TOTAL SHARES FOR WHICH A CASH ELECTION IS BEING MADE,” please state the total number of shares represented by all of the stock certificates listed in the box for which a cash election is being made. Shares described in the table as being subject to a cash election shall be eligible for exchange for cash. Shares not described in the table as being subject to a cash election shall not be eligible for exchange for cash and, upon completion of the Merger, shall represent an equal number of shares of Combined Company common stock.

3. Proration. Cash elections are subject to proration in the event the aggregate cash elections exceed 25% of First Bankshares shares of common stock outstanding immediately prior to the effective time of the Merger. As such, a holder is not guaranteed to receive cash for each share for which such holder makes a cash election. To find out more about this limit and the proration method that will be used, please see “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS–Proration” in the joint proxy statement.

4. Change or Revocation of Election. A holder of shares of First Bankshares common stock who has made an election may at any time prior to the Cash Election Deadline change or revoke such election for all or any portion of the shares of First Bankshares common stock by a) submitting a written notice of revocation to the Exchange Agent prior to the Cash Election Deadline or b) submitting a properly completed revised Cash Election Form that identifies the shares of First Bankshares common stock to which it applies to the Exchange Agent prior to the Cash Election Deadline. If a holder revokes a cash election, and such holder has transmitted any certificates representing shares of First Bankshares common stock to the Exchange Agent, the Exchange Agent will promptly return the certificates subject to such revocation to the holder who submitted them (except to the extent, if any, a subsequent cash election is properly made for any or all of the shares represented by such certificates).

5. Joint Forms of Election. Holders of shares of First Bankshares common stock who make a joint election will be considered to be a single holder of such shares. Joint Cash Election Forms may be submitted only by persons submitting certificates registered in different forms of the same name (e.g., “John Smith” on one certificate and “J. Smith” on another) and by persons who may be considered to own each other’s shares by reason of the ownership attribution rules contained in Section 318(a) of the Internal Revenue Code of 1986, as amended. If this Cash Election Form is submitted as a joint Cash Election Form, each record holder of shares of First Bankshares common stock covered hereby must properly sign this Cash Election Form in accordance with Instruction B1, attaching additional sheets if necessary. The signatures of such holders will be deemed to constitute a certification that the persons submitting a joint Cash Election Form are eligible to do so.

6. Forms of Election Nominees. Any record holder of shares of First Bankshares common stock who is a nominee may submit one or more Cash Election Forms, indicating on the form or forms a combination of cash elections covering up to the total number of shares of First Bankshares common stock owned by such record holder. However, upon the request of First Bankshares or the Combined Company, as applicable, such record holders will be required to certify to the satisfaction of First Bankshares or the Combined Company, as applicable, that such record holder holds such shares of First Bankshares common stock as nominee for the beneficial owners of such shares. Each beneficial owner for whom such a Cash Election Form is so submitted will be treated as a separate shareholder of First Bankshares for purposes of allocation of cash payments and Combined Company common stock to be issued upon consummation of the merger.

7. Shares as to Which No Election is Made. Any holder of shares of First Bankshares common stock who fails to submit a properly completed Cash Election Form to the Exchange Agent by the Cash Election Deadline, or who revokes his or her previously submitted Cash Election Form and fails to re-submit subsequently a properly completed Cash Election Form, will be considered a Non-Electing Shareholder, will not receive any cash for his or her shares of First Bankshares common stock and, upon completion of the Merger, his or her shares of First Bankshares common stock shall represent the equivalent number of shares of Combined Company common stock. Subject to the provisions herein for lost certificates, a holder who fails to surrender to the Exchange Agent prior to the Cash Election Deadline the certificate(s) representing the shares of First Bankshares common stock with respect to which such holder has submitted a Cash Election Form will be deemed to not have submitted a properly completed Cash Election Form with respect to the shares represented by such non-surrendered certificate(s).

B. General.

1. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders of certificates for which a joint Cash Election Form is submitted) on this Cash Election Form should correspond exactly with the name(s) as written on the face of the certificate(s) unless the shares of First Bankshares common stock described on this Cash Election Form have been assigned by the registered holder(s), in which event this Cash Election Form should be signed in exactly the same form as the name of the last transferee indicated on the transfer attached to or endorsed on the certificate(s).

If this Cash Election Form is signed by a person other than the registered owner of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed by the registered owner(s) in the name(s) as written on the face of the certificate(s), and the signature(s) appearing on such endorsement(s) or stock power(s) and on this Cash Election Form must be guaranteed by an Eligible Financial Institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc.

If this Cash Election Form is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or by any others acting in a representative or fiduciary capacity, the person signing, unless he or she is the registered owner, must give such person’s full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded to the Exchange Agent with this Cash Election Form.

A certificate may be surrendered by a firm acting as agent for the registered holder(s) if such firm is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority or is a commercial bank or trust company in the United States.

2. Special Payment and/or Issuance Instructions. If checks or certificates representing Combined Company common stock are to be payable to the order of or registered in other than exactly the same name(s) that appear(s) on the certificate(s) representing shares of First Bankshares common stock being submitted herewith, the certificate(s) submitted herewith must be accompanied by appropriate signed stock power(s), and the signature(s) appearing on such stock power(s) and on this Cash Election Form must be guaranteed by an Eligible Financial Institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. Please also complete the “SPECIAL PAYMENT AND/OR ISSUANCE INSTRUCTIONS” box on this Cash Election Form.

3. Stock Transfer Taxes. It will be a condition to the issuance of any check or certificate representing shares of Combined Company common stock in any name(s) other than the name(s) in which the surrendered certificate(s) for shares of First Bankshares common stock is (are) registered that the person(s) requesting the issuance of such check or certificate representing shares of Combined Company common stock either pay to the Exchange Agent any transfer or other taxes required by reason of such issuance, or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

4. Special Delivery Instructions. If checks or certificates representing shares of Combined Company common stock are to be delivered to someone other than the registered holder(s), or to the registered holder(s) at an address other than that appearing above, please complete the “SPECIAL DELIVERY INSTRUCTIONS” box on this Cash Election Form.

5. Lost Certificates. If your certificate(s) representing shares of First Bankshares common stock has (have) been lost, stolen or destroyed, the share certificates must be replaced under an insurance bond underwritten by Travelers Casualty & Surety Company of America. You should check the box on the face of this Cash Election Form indicating that the certificate(s) cannot be located, complete the rest of the form, including the Affidavit For Lost Stock Certificates below and return it to the Exchange Agent, along with a check payable to Travelers Casualty & Surety Company of America in the amount of 1.5% of the market value of the shares of First Bankshares common stock represented by the lost certificate(s) and any certificate(s) representing First Bankshares common stock in your possession (minimum $25.00). If your bond premium exceeds $3,750.00, you must contact Registrar and Transfer Company at (800) 368-5948 immediately.

The Cash Election Form and related documents cannot be processed until the lost, stolen or destroyed certificate(s) has (have) been replaced under the insurance bond. If all the necessary documents are not returned prior to the Cash Election Deadline, your cash election will be deemed of no effect.

AFFIDAVIT FOR LOST STOCK CERTIFICATES

The undersigned hereby attests and certifies the following: That I am the lawful owner of the certificate(s) listed on this Cash Election Form as lost. That a search for the certificate(s) has been conducted and that the certificate(s) cannot be located. That the certificate(s) have not been endorsed, hypothecated, sold or had their ownership pledged or encumbered in any form, whatsoever.

In requesting the replacement of this certificate(s), I hereby agree that: If these certificate(s) are subsequently located, they will be tendered for cancellation. That I indemnify, protect and hold harmless First Bankshares, Xenith Corporation, the Combined Company, Travelers Casualty & Surety Company of America, and Registrar and Transfer Company, and any other party from and against all losses, expenses, costs and damages including legal fees that may be subjected to these parties at any time in the future as a result of the cancellation and replacement of the certificate(s). All rights accruing to these parties will not be limited by their negligence, breach of duty, accident, or other obligation on the part of or by any officer or employee of the parties.

I acknowledge that the certificate(s) will be replaced under an insurance bond underwritten by Travelers Casualty & Surety Company of America. My check, payable to the Travelers Casualty & Surety Company of America, to cover the premium of 1.5% of the market value of the stock (minimum $25.00), is enclosed. I further acknowledge that any filing of an insurance application with materially false or misleading information is a fraudulent insurance act and may be considered a crime.

Note: If your bond premium exceeds $3,750.00 you must contact Registrar and Transfer Company (800) 368-5948 immediately.

Sign Here:

Co-Owner, if any:	Date: ,	20

6. Determination of Questions. All questions with respect to this Cash Election Form and cash elections made by holders of shares of First Bankshares common stock (including, without limitation, questions relating to the time limits or effectiveness or revocation of any cash elections and questions relating to computations as to proration, if any) will be determined by First Bankshares or the Combined Company, as applicable, and/or the Exchange Agent, whose determination shall be conclusive and binding. First Bankshares or the Combined Company, as applicable, shall have the absolute right to reject any and all Cash Election Forms not in proper form or to waive any irregularities in any such form, although it does not represent that it will do so. First Bankshares or the Combined Company, as applicable, and/or the Exchange Agent may, but are not required to, take reasonable action to inform holders of First Bankshares common stock of any defects and may take reasonable action to assist such holders to correct any such defects; however, neither First Bankshares nor the Combined Company, as applicable, nor the Exchange Agent is under any obligation to notify a holder of shares of First Bankshares common stock of any defect in a Cash Election Form.

7. Important Tax Information: Substitute Form W-9. Each surrendering shareholder is required to provide Registrar and Transfer Company with such holder’s correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 below and to certify whether the shareholder is subject to backup withholding. Failure to provide such information on the form, may subject the surrendering shareholder to federal income tax withholding at the applicable withholding rate on payments made to such surrendering shareholder with respect to the shares. If such holder is an individual, the TIN is his or her Social Security Number. A holder must cross out item (2) in Part 2 of Substitute Form W-9 if such holder is subject to backup withholding. Certain holders (including, among others, all corporations and foreign individuals) are exempt from these backup withholding and reporting requirements. Exempt holders should indicate their exempt status by checking the appropriate box in the Substitute Form W-9 below. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual’s exempt status. Forms of such statements may be obtained from Registrar and Transfer Company. If backup withholding applies, Registrar and Transfer Company is required to withhold tax at the applicable rate of any payments made to the holder or other payee. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

8. Inability to Transfer After Cash Election is Made. Once a cash election is properly made with respect to any share of First Bankshares common stock, the electing holder will not be able to sell or otherwise transfer that share, unless the cash election is properly revoked prior to the Cash Election Deadline, or unless the Merger Agreement is terminated.

9. Inquiries. All inquiries with respect to this Cash Election Form should be made directly to the Exchange Agent, Registrar and Transfer Company, at 1- 800-368-5948, or via email to info@rtco.com.

PAYER’S NAME: THE COMBINED COMPANY

SUBSTITUTE

Form W-9

(Rev. October 2007)

Department of the Treasury

Internal Revenue Service

Request for Taxpayer

Identification Number and Certification

Please fill in your name and address below.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:

☐   Individual/Sole proprietor     ☐  Corporation

☐  Partnership                             ☐  Other

☐  Limited Liability Company        (see instructions)

      Enter the tax classification

      (D-disregarded entity,

      C=corporation, P=partnership)

☐  Exempt payee

Address (number, street, and apt. or suite no.)

City, State and ZIP Code

List Account number(s) here (optional)

Part 1 – Taxpayer Identification Number (TIN) – Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part 1 instructions in the Guidelines. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN in the Guidelines.

Note. If the account is in more than one name, see the chart in the Guidelines for guidelines on whose number to enter.

Social Security Number(s) OR Employer Identification Number(s)

Part 2 – Certification – Under penalties of perjury, I certify that:

(1)     The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)     I am not subject to backup withholding because: (a) I am exempt form backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back withholding, and

(3)     I am a U.S. citizen or other U.S. person (defined below).

Certification Instruction – You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

Sign Here

Signature of

U.S. person                                                              DATE             , 20

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW INSTRUCTION B7 FOR ADDITIONAL INFORMATION.

W-9 Guidelines #153	First Bankshares, Inc./ Xenith Corporation/ Xenith Bankshares, Inc.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

Cat. No. 10231X

Form W-9

(Rev. October 2007)

Department of the Treasury

Internal Revenue Service

Form W-9 (Rev. 10-2007)	Page 2

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules regarding partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

Form W-9 (Rev. 10-2007)	Page 3

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for…	THEN the payment is exempt for…
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 10-2007)	Page 4

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
For this type of account:		Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

[4]	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules regarding partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.